As flied with the Securities and Exchange Commission on September 16, 1999
                                                        Registration No. 333-___


================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------
                                    FORM N-14
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

    [ ] Pre-Effective Amendment No. ___ [ ] Post-Effective Amendment No. ___

                              --------------------
                      PHOENIX STRATEGIC EQUITY SERIES FUND
         (Exact Name of Registrant as Specified in Declaration of Trust)

                              --------------------
               101 Munson Street, Greenfield, Massachusetts 01301
                    (Address of Principal Executive Offices)

          c/o Phoenix Equity Planning Corporation--Shareholder Services
                                 (800) 243-1574
               (Registrants Telephone Number, including Area Code)

                               --------------------
                              Pamela S. Sinofsky
                               Compliance Officer
                        Phoenix Investment Partners, Ltd.
                               56 Prospect Street
                        Hartford, Connecticut 06115-0479
                     (Name and address of Agent for Service)

                          Copies of Communications to:
                           Geoffrey R.T. Kenyon, Esq.
                           Goodwin, Procter & Hoar LLP
                                 Exchange Place
                        Boston, Massachusetts 02109-2881

                              --------------------
                  Approximate Date of Proposed Public Offering:
 As soon as practicable after the effective date of this Registration Statement.

                              --------------------
     Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended, which permits registration of an indefinite number of shares of beneficial interest, $0.0001 par value per share of the Registrant. Accordingly, no filing fee is due in connection with this Registration Statement.

     The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 9(a), may determine.

================================================================================

                      PHOENIX STRATEGIC EQUITY SERIES FUND

                              CROSS REFERENCE SHEET
                             Pursuant to Rule 481(a)


                                                              Caption or Location in
Form N-14 Item No. and Caption                                Prospectus/Proxy Statement
------------------------------                                --------------------------

            Part A Information Required in Prospectus/Proxy Statement
            ------

1.    Beginning of Registration Statement                     Cover Page; Cross Reference Sheet
      and Outside Front Cover Page of Prospectus

2.    Beginning and Outside Back Cover                        Table of Contents
      Page of Prospectus

3.    Fee Table, Synopsis Information and Risk Factors        Synopsis; Principal Risk Factors; Comparison of
                                                              Investment Objectives and Policies

4.    Information about the Transaction                       Synopsis; The Proposed Reorganization;
                                                              Comparative Information on Shareholder Rights;
                                                              Exhibit A (Agreement and Plan of
                                                              Reorganization)

5.    Information about the Registrant                        Cover Page; Synopsis; Principal Risk Factors;
                                                              Comparison of Investment Objectives and
                                                              Policies; The Proposed Reorganization;
                                                              Comparative Information on Distribution
                                                              Arrangements; Comparative Information on
                                                              Shareholder Services; Comparative Information
                                                              on Shareholder Rights; Management and Other
                                                              Service Providers; Additional Information About
                                                              The Funds; Current Prospectus of Registrant

6.    Information about the Company Being Acquired            Synopsis; Comparison of Investment Objectives
                                                              and Policies; The Proposed Reorganization;
                                                              Comparative Information on Distribution
                                                              Arrangements; Comparative Information on
                                                              Shareholder Services; Comparative Information
                                                              on Shareholder Rights; Additional Information
                                                              About The Funds; Prospectus of the Phoenix-Seneca
                                                              Mid Cap Fund dated March 30, 1999

7.    Voting Information                                      Synopsis; The Proposed Reorganization;
                                                              Comparative Information on Shareholder Rights;
                                                              Voting Information

8.    Interest of Certain Persons and Experts                 The Proposed Reorganization

9.    Additional Information Required for                     Not Applicable
      Reoffering By Persons Deemed to be Underwriters

                                                              Caption or Location in
Form N-14 Item No. and Caption                                Prospectus/Proxy Statement
------------------------------                                --------------------------

                         Part B:  Information Required in Statement of Additional Information
                         ------

10.   Cover Page                                              Cover Page

11.   Table of Contents                                       Table of Contents

12.   Additional Information about the Registrant             Cover Page; Statement of Additional Information
                                                              of Registrant dated August 27, 1999

13.   Additional Information about the                        Cover Page; Statement of Additional Information
      Company Being Acquired                                  of Phoenix Multi-Portfolio Fund dated March 30, 1999

14.   Financial Statements                                    Annual Report of the Registrant for the year ended
                                                              April 30, 1999; Annual Report of Phoenix Multi-Portfolio
                                                              Fund for the year ended November 30, 1998;
                                                              Semi-Annual Report of Phoenix Multi-Portfolio Fund
                                                              for the six-month period ended May 31, 1999;
                                                              and Pro Forma Financial Statements


                         Part C:  Other Information
                         ------

15.   Indemnification                                         Indemnification

16.   Exhibits                                                Exhibits

17.   Undertakings                                            Undertakings

                           PHOENIX-SENECA MID CAP FUND
                                   a series of
                          Phoenix Multi-Portfolio Fund
                                101 Munson Street
                         Greenfield, Massachusetts 01301

                      ------------------------------------


                                                                 October _, 1999


Dear Shareholder:


        The Phoenix-Seneca Mid Cap Fund, a series of Phoenix Multi-Portfolio Fund (the "Trust"), will hold a special meeting of shareholders at 10:00 a.m., local time, on November __, 1999 at the offices of Phoenix Equity Planning Corporation, 100 Bright Meadow Boulevard, Enfield, Connecticut 06083-2200. At the meeting, the shareholders of the Mid Cap Fund will vote on an agreement and plan of reorganization under which the Mid Cap Fund will be combined with the Phoenix-Seneca Strategic Theme Fund, a series of Phoenix Strategic Equity Series Fund. If the reorganization agreement is implemented, you will become a shareholder of the Strategic Theme Fund and will receive shares of the corresponding class of the Strategic Theme Fund with an aggregate value equal to the aggregate value of your investment in the Mid Cap Fund. No sales charge will be imposed in connection with the reorganization. Phoenix Investment Partners, Ltd. will pay all costs of the reorganization. The reorganization will be conditioned upon receipt of an opinion of counsel indicating that the reorganization will qualify as a tax-free reorganization for federal income tax purposes.


        The proposed reorganization would be a means of combining two series with substantially identical investment objectives and would permit the Mid Cap Fund's shareholders to pursue an identical objective in a combined fund that employs a more flexible investment strategy. The recent performance of the Strategic Theme Fund compares favorably with that of the Mid Cap Fund and the total expense ratio of the combined funds following the reorganization is projected to be slightly lower than the current total expense ratio of the Mid Cap Fund.

        The Board of Trustees has carefully considered and has unanimously approved the proposed reorganization, as described in the accompanying materials, and believes that the reorganization is in the best interests of the Mid Cap Fund and its shareholders. The Board of Trustees therefore recommends that you vote in favor of the reorganization agreement.


        We strongly urge you to review, complete, and return your proxy as soon as possible. Your vote is important no matter how many shares you own. Voting your shares early will help to avoid costly follow-up mail and telephone solicitation. After reviewing the enclosed materials, please exercise your right to vote today by completing, dating, and signing each proxy card you receive and mailing the proxy in the self-addressed, postage-paid envelope that we have enclosed for your convenience. It is very important that you vote and that your voting instructions be received no later than November __, 1999.


        Please note that you may receive more than one proxy package if you hold shares of the Mid Cap Fund in more than one account. You should return separate proxy cards for each account. If you have any questions, please call 800-243-1574 (Option O), between 8:00 a.m. and 6:00 p.m. Eastern time, Monday through Friday.

                                Sincerely,

                                Philip R. McLoughlin
                                President
                                Phoenix Multi-Portfolio Fund

                           PHOENIX-SENECA MID CAP FUND
                                   a series of
                          Phoenix Multi-Portfolio Fund
                                101 Munson Street
                         Greenfield, Massachusetts 01301

                          ----------------------------


                    Notice of Special Meeting of Shareholders
                          to be Held November __, 1999


                          ----------------------------

TO THE SHAREHOLDERS:


        The Phoenix-Seneca Mid Cap Fund, a series of Phoenix Multi-Portfolio Fund, a Massachusetts business trust, will hold a special meeting of shareholders at the offices of the Trust on November __, 1999 at 10:00 a.m., local time, for the following purposes:


        1. To consider and act upon a proposal to approve the Agreement and Plan of Reorganization, dated August 30, 1999, and the transactions it contemplates, including (a) the transfer of all or substantially all of the assets of the Mid Cap Fund to Phoenix-Seneca Strategic Theme Fund in exchange solely for shares of the corresponding class of the Strategic Theme Fund and the assumption by the Strategic Theme Fund of all the liabilities of the Mid Cap Fund and (b) the distribution of the shares of the Strategic Theme Fund so received to shareholders of the Mid Cap Fund in complete liquidation of the Mid Cap Fund.

        2. To consider and act upon any other business as may properly come before the meeting and any adjournments thereof.

        You are entitled to vote at the meeting and any adjournment(s) if you owned shares of the Mid Cap Fund at the close of business on September 20, 1999. If you attend the meeting, you may vote your shares in person. If you do not expect to attend the meeting, please complete, date, sign, and return the enclosed proxy card in the enclosed self-addressed, postage-paid return envelope.

        Please indicate your voting instructions on the enclosed proxy card, then please date and sign the card and return it in the envelope provided. If you sign, date, and return the proxy card but give no voting instructions, your shares will be voted "FOR" the proposal noticed above. In order to avoid the additional expense and delay of further solicitation, we ask your cooperation in mailing in your proxy card promptly. Unless proxy cards submitted by corporations and partnerships are signed by the appropriate persons as indicated in the voting instructions on the proxy card, such proxy cards cannot be voted.

              By Order of the Board of Trustees of Phoenix Multi-Portfolio Fund,

              G. Jeffrey Bohne
              Secretary


Greenfield, Massachusetts
October _, 1999

                       PHOENIX-SENECA STRATEGIC THEME FUND
                                   a series of
                      Phoenix Strategic Equity Series Fund
                                101 Munson Street
                         Greenfield, Massachusetts 01301
                                1 (800) 243-1574

                           PHOENIX-SENECA MID CAP FUND
                                   a series of
                          Phoenix Multi-Portfolio Fund
                                101 Munson Street
                         Greenfield, Massachusetts 01301
                                1 (800) 243-1574


                           PROSPECTUS/PROXY STATEMENT
                              Dated October _, 1999

        This Prospectus/Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees of Phoenix Multi-Portfolio Fund, a Massachusetts business trust (the "Trust"), for use at the special meeting of shareholders of the Phoenix-Seneca Mid Cap Fund to be held at 10:00 a.m., local time, on November __, 1999 at the offices of Phoenix Multi-Portfolio Fund, 101 Munson Street, Greenfield, Massachusetts 01301, and at any adjournment(s).


        The purpose of the meeting is to consider an agreement and plan of reorganization that would effect the reorganization of the Mid Cap Fund into the Phoenix-Seneca Strategic Theme Fund, a series of the Phoenix Strategic Equity Series Fund (the "Acquiring Trust"), as described below. Under the reorganization agreement, which has been approved by the Board of Trustees of the Trust, all or substantially all of the assets of the Mid Cap Fund would be transferred to the Strategic Theme Fund in exchange solely for Class A and Class B shares of beneficial interest in the Strategic Theme Fund and the assumption by the Strategic Theme Fund of all the liabilities of the Mid Cap Fund. These shares of the Strategic Theme Fund would then be distributed pro rata to the shareholders of the corresponding classes of the Mid Cap Fund, and then the Mid Cap Fund would be liquidated. As a result of the proposed transactions, each shareholder of the Mid Cap Fund would receive a number of full and fractional shares of the corresponding class of the Strategic Theme Fund with an aggregate net asset value equal to the aggregate net asset value of the shareholder's Mid Cap Fund shares on the effective date of the reorganization.

        The Strategic Theme Fund and the Mid Cap Fund are both portfolio series of open-end management investment companies. The Strategic Theme Fund has an investment objective of long-term capital growth. The Mid Cap Fund has an investment objective of long-term capital appreciation. Both funds employ Phoenix Investment Counsel, Inc. as adviser. Seneca Capital Management LLC is the subadviser for both Funds. As used in this Prospectus/Proxy Statement the term "adviser" refers to Phoenix Investment Counsel, as the context requires.

        This Prospectus/Proxy Statement, which you should retain for future reference, sets forth concisely the information that you should know about the Mid Cap Fund, the Strategic Theme Fund, and the transactions contemplated by the reorganization agreement, before you vote on the proposed reorganization. As used in this Prospectus/Proxy Statement, the term "funds" refers to the Mid Cap Fund and the Strategic Theme Fund, collectively, and the term "trusts" refers to the Trust and the Acquiring Trust, collectively. A copy of the prospectus for the Strategic Theme Fund, dated August 27, 1999, is included with this Prospectus/Proxy Statement and is incorporated by reference in this Prospectus/Proxy Statement.


        A Prospectus and a Statement of Additional Information for the Mid Cap Fund, each dated March 30, 1999, have been filed with the Securities and Exchange Commission ("SEC") and are incorporated by reference in this Prospectus/Proxy Statement. A Statement of Additional Information for the Strategic Theme Fund, dated August 27, 1999, has also been filed with the SEC and is incorporated by reference in this Prospectus/Proxy Statement. Copies of the above-referenced documents are available upon written or oral request and without charge by contacting Phoenix Equity Planning Corporation at 100 Bright Meadow Boulevard, Post Office Box 2200, Enfield, Connecticut 06083-2200, or by telephoning Phoenix Equity Planning toll-free at 1-800-243-4361.


        A Statement of Additional Information, dated October _, 1999 relating to the proposed transactions described in this Prospectus/Proxy Statement has been filed with the SEC and is incorporated by reference in this Prospectus/Proxy Statement. Copies of this Statement of Additional Information may be obtained without charge by contacting Phoenix Equity Planning Corporation, at 100 Bright Meadow Boulevard, Post Office Box 2200, Enfield, Connecticut 06083-2200, or by telephoning Phoenix Equity Planning toll free at 1-800-243-4361.

        The Securities and Exchange Commission maintains a web site (http://www.sec.gov) that contains the Statement of Additional Information dated October _, 1999, and other material incorporated by reference, together with other information regarding the Strategic Theme Fund and the Mid Cap Fund.

        This Prospectus/Proxy Statement constitutes the proxy statement of the Mid Cap Fund for the meeting and the prospectus for shares of the Strategic Theme Fund that have been registered with the SEC and are being issued in connection with the reorganization. This Prospectus/Proxy Statement is expected to first be sent to shareholders on or about October _, 1999.


                             ----------------------

--------------------------------------------------------------------------------
The securities of the Strategic Theme Fund have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.
--------------------------------------------------------------------------------

                             ----------------------


   The date of this Prospectus/Proxy Statement is October _, 1999.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

SYNOPSIS.......................................................................1

PRINCIPAL RISK FACTORS.........................................................6

THE PROPOSED REORGANIZATION....................................................8

COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES..............................13

COMPARATIVE INFORMATION ON DISTRIBUTION ARRANGEMENTS..........................20

COMPARATIVE INFORMATION ON SHAREHOLDER SERVICES...............................21

COMPARATIVE INFORMATION ON SHAREHOLDER RIGHTS.................................22

FISCAL YEAR...................................................................24

MANAGEMENT AND OTHER SERVICE PROVIDERS........................................24

VOTING INFORMATION............................................................24

ADDITIONAL INFORMATION ABOUT THE FUNDS........................................26

MISCELLANEOUS.................................................................27

OTHER BUSINESS................................................................32

                                    SYNOPSIS

Background


The proposed reorganization is the outcome of deliberations by the Boards of Trustees of the two trusts. Phoenix Investment Counsel, the adviser to each of the funds, recommended that the Trustees of each trust consider the benefits that the shareholders would realize if the Mid Cap Fund were to be combined with the Strategic Theme Fund. In response to this recommendation, the independent trustees of each trust requested that management outline a specific reorganization proposal for their consideration and provide an analysis of the specific benefits that shareholders would realize from the proposal. Independent trustees are trustees who are not "interested persons" of their respective trusts (as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the "1940 Act")). After considering the specific reorganization proposal, the Trustees of each trust, including the independent trustees, at meetings held on August 25, 1999, unanimously approved the reorganization agreement.


Summary of the Proposed Reorganization

    The reorganization will be effected in accordance with the terms of the reorganization agreement, a copy of which is attached to this Prospectus/Proxy Statement as Appendix A. The reorganization agreement provides for:

       o the acquisition of all or substantially all of the assets of the Mid Cap Fund by the Strategic Theme Fund in exchange solely for Class A and Class B shares of the Strategic Theme Fund;

       o the assumption by the Strategic Theme Fund of all the liabilities of the Mid Cap Fund;

       o the pro rata distribution of the corresponding class of Strategic Theme Fund shares to the Mid Cap Fund shareholders; and

       o the liquidation of the Mid Cap Fund and cancellation of the outstanding Mid Cap Fund shares.

    The reorganization is anticipated to occur on or about December 3, 1999. If the reorganization agreement is implemented, each Mid Cap Fund shareholder will receive a number of full and fractional shares of the corresponding class of Strategic Theme Fund shares with an aggregate net asset value equal in value to the aggregate net asset value of his or her Mid Cap Fund shares, as of the closing date of the reorganization.

    The implementation of the reorganization agreement is subject to a number of conditions set forth in the reorganization agreement. See "The Proposed Reorganization." Among the significant conditions (which may not be waived) are:

       o the receipt by each trust of an opinion of counsel as to the federal income tax consequences of the reorganization; and

       o the approval of the reorganization agreement by the shareholders of the Mid Cap Fund.

    The reorganization agreement provides that Phoenix Investment Partners will bear all costs and expenses of the reorganization, including the costs of the meeting, the costs and expenses incurred in the preparation and mailing of the notice, this Prospectus/Proxy Statement and the proxy, and the solicitation of proxies.

Investment Objectives and Policies

    The investment objectives of the Mid Cap Fund and the Strategic Theme Fund are substantially identical. The principal investment strategies are generally similar but differ in certain important respects. The Strategic Theme Fund has an investment objective of long-term capital growth. The Mid Cap Fund has an investment objective of long-term capital appreciation.

    See "Principal Risk Factors" and "Comparison of Investment Objectives and Policies" below, for further information on the similarities and differences between the investment objectives, policies and risks of the Strategic Theme Fund and the Mid Cap Fund. You can also find additional information in the Strategic Theme Fund's Prospectus.

Distribution and Purchase Arrangements

    The Mid Cap Fund offers two classes of shares: Class A and Class B.

    Shares of the Mid Cap Fund are offered to the public at a price equal to the net asset value per share, plus a sales charge which, at the election of the purchaser, may be imposed as follows:

       o  Class A shares--at the time of purchase.

       o  Class B and Class C shares--on a contingent deferred basis.

    The Strategic Theme Fund offers Class A and Class B shares having substantially identical rights and privileges to those of the Mid Cap Fund. The Strategic Theme Fund also offers Class C shares. As a result of the reorganization, expenses incurred by Equity Planning Corporation in selling the Class A and Class B shares of the Mid Cap Fund that have not been reimbursed by Rule 12b-1 fees or contingent deferred sales charges will become subject to reimbursement by the Strategic Theme Fund.

    See "Comparative Information on Distribution Arrangements" below for further information on the distribution arrangements of the Mid Cap Fund and the Strategic Theme Fund. You can also find additional information on distribution arrangements in the Strategic Theme Fund's Prospectus.

Dividends and Distributions

    The dividend and distribution policies of the funds are substantially identical.

       o The Mid Cap Fund and the Strategic Theme Fund both distribute net investment income semi-annually and distribute net realized capital gains, if any, at least annually.

    All dividends and distributions of the Mid Cap Fund and the Strategic Theme Fund are paid in additional shares of the respective series unless shareholders elect to receive cash. You can also find additional information on dividends and distributions in the Strategic Theme Fund's Prospectus.

Exchanges


    The Mid Cap Fund and the Strategic Theme Fund currently offer shareholders identical exchange privileges. Shareholders of the Mid Cap Fund and the Strategic Theme Fund may exchange their shares for shares of a corresponding class of shares of affiliated Phoenix funds, except for the mutual funds of the Phoenix-Zweig Trust and Phoenix-Euclid Funds.


    On exchanges with share classes that carry a contingent deferred sales charge, the contingent deferred sales charge schedule of the original shares purchased continues to apply. You can also find additional information on exchanges in the Strategic Theme Fund's Prospectus.

Redemption Procedures

    Shareholders of both the Mid Cap Fund and the Strategic Theme Fund may redeem their shares at a redemption price equal to the net asset value of the shares (minus any applicable contingent deferred sales charge) as next determined following the receipt of a redemption order in proper form. Payments of redemption proceeds for redeemed Mid Cap Fund and Strategic Theme Fund shares ordinarily are made within seven days after receipt of a redemption request in proper form. See "Comparative Information on Shareholder Services" for more information. You can also find additional information on redemption procedures in the Strategic Theme Fund's Prospectus.

Federal Tax Consequences of Proposed
Reorganization

    At the closing of the reorganization, the Trust and the Acquiring Trust will receive an opinion of counsel that subject to customary assumptions and representations:

       o shareholders of the Mid Cap Fund will recognize no gain or loss for federal income tax purposes on their receipt of shares of the Strategic Theme Fund;

       o the aggregate tax basis of the Strategic Theme Fund shares, including any fractional shares, received by each shareholder of the Mid Cap Fund pursuant to the reorganization will be the same as the aggregate tax basis of the Mid Cap Fund shares held by such shareholder immediately prior to the reorganization; and

       o the holding period of the Strategic Theme Fund shares, including fractional shares, to be received by each shareholder of the

          Mid Cap Fund will include the period during which the Mid Cap Fund shares exchanged therefor were held by such shareholder (provided that the Mid Cap Fund shares were held as a capital asset on the date of the reorganization).


        See "The Proposed Reorganization--Federal Income Tax Consequences" for more information.


Risk Factors

    An investment in the Strategic Theme Fund is subject to specific risks arising from the types of securities in which the Strategic Theme Fund invests and general risks arising from investing in any mutual fund. Investors can lose money by investing in the Strategic Theme Fund. There is no assurance that the Strategic Theme Fund will meet its investment objective. Because the Strategic Theme Fund and the Mid Cap Fund have substantially identical investment objectives and generally similar investment policies, the risks associated with an investment in each fund are generally similar. See "Principal Risk Factors" for the principal risks associated with an investment in the Strategic Theme Fund.


Management and Other Service Providers

    Investment and trading decisions for the funds are made by a team of managers and analysts headed by Gail P. Seneca. The team leaders, which include Ms. Seneca, Richard D. Little and Ronald K. Jacks, are primarily responsible for the day-to-day decisions related to the funds.



Comparative Fee Tables

    The tables below are designed to assist an investor in understanding the various direct and indirect costs and expenses associated with an investment in the relevant class of shares of each fund. Each table also includes pro forma information for the combined Strategic Theme Fund resulting from the reorganization assuming the reorganization took place on April 30, 1999, and after adjusting such information to reflect current fees. The expense information for the Strategic Theme Fund and the Mid Cap Fund is based upon expenses for the twelve months ended April 30, 1999.

    As indicated in the table below, immediately upon effectiveness of the reorganization, the "Total Annual Fund Operating Expenses" for the combined Strategic Theme Fund are expected to be lower than the "Total Annual Fund Operating Expenses" for the Mid Cap Fund.

                                                                   CLASS A SHARES
                                                                   --------------

                                                  Strategic Theme      Mid Cap         Pro Forma Combined
                                                       Fund             Fund          Strategic Theme Fund
                                                  ---------------      -------        --------------------
Annual Fund Operating Expenses
(expenses that are deducted from
fund assets)
   Management Fees                                     0.75%            0.75%                0.75%
   Distribution and Service (12b-1 Fees) (a)           0.25%            0.25%                0.25%
   Other Expenses                                      0.38%            0.30%                0.32%
                                                       -----            -----                -----
Total Annual Fund Operating Expenses                   1.38%            1.30%(b)             1.32%
                                                       =====            =====                =====

                                                                   CLASS B SHARES
                                                                   --------------

                                                  Strategic Theme      Mid Cap         Pro Forma Combined
                                                       Fund             Fund          Strategic Theme Fund
                                                  ---------------      -------        --------------------
Annual Fund Operating Expenses
(expenses that are deducted from
fund assets)
   Management Fees                                     0.75%            0.75%                0.75%
   Distribution and Service (12b-1 Fees) (a)           1.00%            1.00%                1.00%
   Other Expenses                                      0.38%            0.30%                0.32%
                                                       -----            -----                -----
Total Annual Fund Operating Expenses                   2.13%            2.05%(b)             2.07%
                                                       =====            =====                =====


        The following table shows shareholder transaction expenses currently applicable to the purchase of Class A and Class B shares of both funds.

Strategic Theme Fund                                                         Class A          Class B
Mid Cap Fund                                                                 Shares           Shares
------------                                                                 ------           ------

Shareholder Fees (fees paid directly from your investment)
    Maximum Sales Charge (Load) Imposed on Purchases                         4.75%            None
      (as a percentage of offering price)
    Maximum Deferred Sales Charge (Load) (as a percentage of
      the lesser of the value redeemed or the amount invested)               None             5%(b)
    Maximum Sales Charge (Load) Imposed on Reinvested Dividends              None             None
    Redemption Fee                                                           None             None
    Exchange Fee                                                             None             None

(a) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

(b) The Maximum Deferred Sales charge is imposed on Class B shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.

Example

        These examples illustrate the impact of the above fees and expenses on an account with an initial investment of $10,000, based on the expenses shown above. They assume a 5% annual return, the reinvestment of all dividends and distributions and "annual fund operating expenses" remaining the same each year. These examples are hypothetical; actual fund expenses and returns vary from year to year, and may be higher or lower than those shown. In the case of Class B shares, it is assumed that your shares are converted to Class A shares after eight years.

Fees and expenses if you redeemed your shares at the end of each time period:


Class A Shares
--------------
                                             1 Year    3 Years   5 Years    10 Years
                                             ------    -------   -------    --------
Strategic Theme Fund                         $609      $891      $1,194     $2,054
Mid Cap Fund                                 $605      $879      $1,174     $2,011
Pro Forma Combined Strategic Theme Fund      $603      $873      $1,164     $1,990

Class B Shares
--------------
                                             1 Year    3 Years   5 Years    10 Years
                                             ------    -------   -------    --------
Strategic Theme Fund                         $616      $867      $1,144     $2,271
Mid Cap Fund                                 $612      $855      $1,124     $2,229
Pro Forma Combined Strategic Theme Fund      $610      $849      $1,114     $2,208

Fees and expenses if you did not redeem your shares at the end of each time period:

Class A Shares
--------------
                                             1 Year    3 Years   5 Years    10 Years
                                             ------    -------   -------    --------
Strategic Theme Fund                         $609      $891      $1,194     $2,054
Mid Cap Fund                                 $605      $879      $1,174     $2,011
Pro Forma Combined Strategic Theme Fund      $603      $873      $1,164     $1,990

Class B Shares
--------------
                                             1 Year    3 Years   5 Years    10 Years
                                             ------    -------   -------    --------
Strategic Theme Fund                         $216      $667      $1,144     $2,271
Mid Cap Fund                                 $212      $655      $1,124     $2,229
Pro Forma Combined Strategic Theme Fund      $210      $649      $1,114     $2,208


The purpose of the tables above is to help the investor understand the various costs and expenses that the investor will bear directly or indirectly. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE RETURNS OR EXPENSES. ACTUAL RETURNS OR EXPENSES MAY BE GREATER OR LESS THAN SHOWN.

                             PRINCIPAL RISK FACTORS

        The Mid Cap Fund and the Strategic Theme Fund have substantially identical investment objectives. The principal investment strategies are generally similar but differ in certain important respects. As a result, the risks associated with an investment in the two funds are generally similar. The following highlights the principal similarities and differences between the principal risk factors associated with an investment in the Mid Cap Fund as contrasted with those associated with the Strategic Theme Fund and is qualified in its entirety by the more extensive discussion of risk factors in the Prospectuses and Statements of Additional Information for the Strategic Theme Fund and the Mid Cap Fund, respectively.

        An investment in the Strategic Theme Fund is subject to specific risks arising from the types of securities in which the Strategic Theme Fund invests and general risks arising from investing in any mutual fund. Investors can lose money by investing in the Strategic Theme Fund. There is no assurance that the Strategic Theme Fund will meet its investment objective.

General

        The Strategic Theme Fund and the Mid Cap Fund both invest in common stocks for capital appreciation. Conditions affecting the overall economy, specific industries or companies in which the funds invest can be worse than expected. As a result, the value of shares may decrease.

Foreign Investing

        Both funds are permitted to make investments in foreign securities. Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the portfolios. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than U.S. dollars that will fluctuate in value as a result of changes in the currency exchange rate.

Impact of the Year 2000 Issue on Fund Investments

        The year 2000 issue is the result of computer programs being written using two rather than four digits to define the applicable year. There is the possibility that some or all of an entity's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. If an entity whose securities are held by the funds does not "fix" its Year 2000 issue it is possible that its operations and financial results would be hurt. Also, the cost of modifying computer programs to become Year 2000 compliant may hurt the financial performance and market price of companies whose securities are held by the funds.

Theme Investing

        The Strategic Theme Fund invests in companies that Seneca believes are well positioned to benefit from cultural, demographic, regulatory, social, or technological, changes worldwide. Theme investing is dependent upon Seneca's ability to anticipate emerging market trends, exploit such investment opportunities and to thereafter sell securities once the theme is saturated. There is no assurance that the themes selected will increase as the market increases.

        If a limited number of themes are selected for fund investment, adverse economic, political or regulatory developments may have a greater adverse effect on the Strategic Theme Fund than if the Strategic Theme Fund invested in a larger number of themes. Themes not selected for investment may prove more profitable than themes selected for investment by Seneca.

Small and Mid-Capitalization Companies


        The Strategic Theme Fund and the Mid Cap Fund may invest in companies with small capitalizations. Given the limited operating history and rapidly changing fundamental prospects, investment returns from smaller capitalization companies can be highly volatile. Small capitalization companies may be affected to a greater extent to changes in economic conditions, and conditions in particular industries are subject to varying patterns of trading volume and may, at times, be more difficult to sell.


        The Strategic Theme Fund and the Mid Cap Fund invest in common stocks of mid-capitalization companies. Mid-capitalization investing presents certain risks. These issuers may be affected to a greater extent than larger, well established companies by changes in general economic conditions and conditions in particular industries, and they may not have the same operating history and "track record" as larger companies. Future performance of mid-cap companies may, therefore, be more difficult to predict.

                           THE PROPOSED REORGANIZATION

Agreement and Plan of Reorganization

        The terms and conditions under which the proposed reorganization may be consummated are set forth in the reorganization agreement. Significant provisions of the reorganization agreement are summarized below. This summary, however, is qualified in its entirety by reference to the reorganization agreement, a form of which is attached to this Prospectus/Proxy Statement as Appendix A.


        The Agreement and Plan of Reorganization contemplates:


        o the acquisition by the Strategic Theme Fund, on the closing date of the reorganization, of all or substantially all of the assets of the Mid Cap Fund by the Strategic Theme Fund in exchange solely for Class A and Class B shares of the Strategic Theme Fund and the assumption by the Strategic Theme Fund of all the liabilities of the Mid Cap Fund; and

        o the distribution of shares of the corresponding class of the Strategic Theme Fund to the shareholders of the Mid Cap Fund in exchange for their respective shares of the Mid Cap Fund.


        The assets of the Mid Cap Fund to be acquired by the Strategic Theme Fund include all property, including, without limitation, all cash, securities, and dividends or interest receivables which are owned by the Mid Cap Fund and any deferred or prepaid expenses shown as an asset on the books of the Mid Cap Fund on the closing date of the reorganization. The Strategic Theme Fund will assume all liabilities, accrued expenses, costs, charges, and reserves of the Mid Cap Fund reflected on an unaudited statement of assets and liabilities as of the closing date. The closing of the reorganization will occur on the first Friday following satisfaction (or waiver) of the conditions to closing set forth in the reorganization agreement (currently anticipated to occur on or about December 3, 1999, or such later date as the parties may agree.


        The value of the Mid Cap Fund's assets to be acquired and the Mid Cap Fund's liabilities to be assumed by the Strategic Theme Fund and the net asset value of each class of shares of the Strategic Theme Fund will be determined as of immediately after the close of regular trading on the New York Stock Exchange on the closing date, using the valuation procedures set forth in the Strategic Theme Fund's then current Prospectus and Statement of Additional Information. The number of Class A and Class B shares of the Strategic Theme Fund to be issued to the Mid Cap Fund will be determined by dividing (a) the value of the aggregate net assets attributable to each class of shares of the Mid Cap Fund by
(b) the net asset value per share of the corresponding class of the Strategic Theme Fund.

        On the closing date, the Mid Cap Fund will liquidate and distribute pro rata to its shareholders of record the Strategic Theme Fund shares received by the Mid Cap Fund in exchange for their respective shares in the Mid Cap Fund. This liquidation and distribution will be accomplished by opening an account on the books of the Strategic Theme Fund in the name of each shareholder of record in the Mid Cap Fund and by crediting to each account the shares due pursuant to the reorganization. Every Mid Cap Fund shareholder will own shares of the corresponding class of the Strategic Theme Fund immediately after the reorganization, the value of which will be equal to the value of the shareholder's Mid Cap Fund shares immediately prior to the reorganization.

        At or prior to the closing date, the Mid Cap Fund will declare a dividend or dividends which, together with all previous such dividends, will have the effect of distributing to the Mid Cap Fund shareholders all of the Mid Cap Fund's investment company taxable income for all taxable years ending at or prior to the closing date (computed without regard to any deduction for dividends paid) and all of its net capital gains realized (after reduction for any capital loss carry-forward) in all taxable years ending at or prior to the closing date.

        The consummation of the reorganization is subject to a number of conditions set forth in the reorganization agreement. Certain of these conditions may be waived by the Board of Trustees of either trust, or by an authorized officer of each trust, as appropriate.

        Among the significant conditions which may not be waived are: (a) the receipt by the Trust and the Acquiring Trust of an opinion of counsel as to certain federal income tax aspects of the reorganization and (b) the approval of the reorganization agreement by the shareholders of the Mid Cap Fund. The Plan may be terminated and the reorganization abandoned at any time, before or after approval by the shareholders of the Mid Cap Fund, prior to the closing date, by either party by resolution of its Board of Trustees. In addition, the reorganization agreement may be amended by mutual agreement, except that no amendment may be made to the reorganization agreement subsequent to the meeting that would change the provisions for determining the number of Strategic Theme Fund shares to be issued to shareholders of the Mid Cap Fund without their further approval.

Reasons for the Reorganization


        The proposed reorganization is the outcome of deliberations by the Boards of Trustees of the trusts. Phoenix Investment Counsel, the adviser to each of the funds, recommended that the Trustees of each trust consider the benefits that the shareholders of the funds would realize if the Mid Cap Fund were to be combined with the Strategic Theme Fund. In response to this recommendation, the independent trustees of each trust requested that management authorize a specific reorganization proposal for their consideration and provide an analysis of the specific benefits to be realized by shareholders for the proposal.


        In the course of their review, the Trustees of the Trust noted that the reorganization would be a means of combining two series with substantially identical investment objectives and would permit the shareholders of the Mid Cap Fund to pursue their investment goals in a combined fund that employs what the adviser views as a more flexible investment strategy. In reaching this conclusion, the Board considered a number of additional factors, including the following:

               o the total expense ratio of the combined Strategic Theme Fund following the reorganization is projected to be slightly lower than the current total expense ratio of the Mid Cap Fund;


               o the average annual return of Class A shares of the Strategic Theme Fund of 44.91% and 24.36% for the one and three year periods ended April 30, 1999 compared favorably with the average annual return of 4.92% and 9.33% for the Class A shares of the Mid Cap Fund for the same periods;

               o the reorganization provides for continuity of distribution and shareholder servicing arrangements;

               o the reorganization will not result in the recognition of any gain or loss for federal income tax purposes either to the Mid Cap Fund or the Strategic Theme Fund or to the shareholders of either of the funds; and


               o the reorganization could result in economies of scale through the spreading of fixed costs over a larger asset base.


        After considering these and other factors, the Board of Trustees of the Trust, including the independent trustees, unanimously concluded at a meeting held on August 25, 1999 that the reorganization would be in the best interests of the Mid Cap Fund and its shareholders and that the interests of existing Mid Cap Fund shareholders will not be diluted as a result of the transactions contemplated by the reorganization. The Board of Trustees of the Trust then unanimously voted to approve the reorganization agreement and authorize the officers of the Trust to submit the reorganization agreement to shareholders for consideration.

        At a meeting held on August 25, 1999, the Board of Trustees of the Acquiring Trust, including the independent trustees, also unanimously concluded that the reorganization would be in the best interests of the Strategic Theme Fund and the shareholders and that the interests of existing Strategic Theme Fund shareholders will not be diluted as a result of the reorganization. The Board of Trustees of the Acquiring Trust also noted that the expenses incurred by Equity Planning in selling the Class B shares of the Mid Cap Fund that have not been reimbursed by Rule 12b-1 fees or contingent deferred sales charges will become subject to reimbursement by the

Strategic Theme Fund. The Board of Trustees of the Acquiring Trust also unanimously voted to approve the reorganization agreement.

Federal Income Tax Consequences

        Counsel to the funds, Goodwin, Procter & Hoar LLP, is to opine that, subject to customary assumptions and representations, on the basis of the existing provisions of the Internal Revenue Code (the "Code"), the Treasury Regulations promulgated thereunder and current administrative and judicial interpretations thereof, for federal income tax purposes:


        o the transfer of all or substantially all of the assets of the Mid Cap Fund solely in exchange for Strategic Theme Fund shares and the assumption by the Strategic Theme Fund of all known liabilities of the Mid Cap Fund, and the distribution of such shares to the shareholders of the Mid Cap Fund, will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code; the Strategic Theme Fund and the Mid Cap Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

        o no gain or loss will be recognized by the Strategic Theme Fund on the transfer of the assets of the Mid Cap Fund to the Strategic Theme Fund in exchange for Strategic Theme Fund shares and the assumption by the Strategic Theme Fund of all known liabilities of the Mid Cap Fund or upon the distribution of Strategic Theme Fund shares to the Mid Cap Fund shareholders in exchange for their shares of the Mid Cap Fund;


        o the tax basis of the Mid Cap Fund's assets acquired by the Strategic Theme Fund will be the same to the Strategic Theme Fund as the tax basis of such assets to the Mid Cap Fund immediately prior to the reorganization, and the holding period of the assets of the Mid Cap Fund in the hands of the Strategic Theme Fund will include the period during which those assets were held by the Mid Cap Fund;


        o no gain or loss will be recognized by the Strategic Theme Fund upon the receipt of the assets of the Mid Cap Fund solely in exchange for the Strategic Theme Fund shares and the assumption by the Strategic Theme Fund of all known liabilities of the Mid Cap Fund;


        o no gain or loss will be recognized by shareholders of the Mid Cap Fund upon the receipt of Strategic Theme Fund shares by such shareholders, provided such shareholders receive solely Strategic Theme Fund shares (including fractional shares) in exchange for their Mid Cap Fund shares; and

        o the aggregate tax basis of the Strategic Theme Fund shares, including any fractional shares, received by each shareholder of the Mid Cap Fund pursuant to the reorganization will be the same as the aggregate tax basis of the Mid Cap Fund shares held by such shareholder immediately prior to the reorganization, and the holding period of the Strategic Theme Fund shares, including fractional shares, to be received by each shareholder of the Mid Cap Fund will include the period during which the Mid Cap Fund shares exchanged therefor were held by such shareholder (provided that the Mid Cap Fund shares were held as a capital asset on the date of the reorganization).


        The receipt of such an opinion is a condition to the consummation of the reorganization. The Trust has not obtained an Internal Revenue Service ("IRS") private letter ruling regarding the federal income tax consequences of the reorganization, and the IRS is not bound by advice of counsel. If the transfer of the assets of the Mid Cap Fund in exchange for Strategic Theme Fund shares and the assumption by the Strategic Theme Fund of all known liabilities of the Mid Cap Fund do not constitute a tax-free reorganization, each Mid Cap Fund shareholder will recognize gain or loss equal to the difference between the value of Strategic Theme Fund shares such shareholder acquires and the tax basis of such shareholder's Mid Cap Fund shares.

        Shareholders of the funds should consult their tax advisers regarding the effect, if any, of the proposed reorganization in light of their individual circumstances. Since the foregoing discussion relates only to the federal income tax consequences of the reorganization, shareholders of the funds should also consult tax advisers as to state and local tax consequences, if any, of the reorganization.

Capitalization


        The following table sets forth the capitalization of the Strategic Theme Fund and the Mid Cap Fund, and on a pro forma basis for the combined Strategic Theme Fund as of April 30, 1999, giving effect to the proposed acquisition of net assets of the Mid Cap Fund at net asset value. The pro forma data reflects an exchange ratio of approximately 0.944198645 and 0.922470925 for Class A and Class B shares, respectively, of the Strategic Theme Fund issued for each Class A and Class B share, respectively, of the Mid Cap Fund.

                                                                                           Pro Forma
                              Strategic Theme Fund             Mid-Cap Fund          Strategic Theme Fund
                              --------------------             ------------          --------------------

Net assets
    Class A                        $107,870,953                 $270,607,795              $378,478,748
    Class B                          84,698,182                   15,692,821               100,391,003
    Class C                             681,750                          N/A                   681,750

Net asset value per share
    Class A                        $18.22                       $17.20                    $18.22
    Class B                         17.75                        16.37                     17.75
    Class C                         17.75                          N/A                     17.75

Shares outstanding
    Class A                           5,919,225                   15,729,994                20,771,464
    Class B                           4,772,864                      958,407                 5,656,967
    Class C                              38,408                          N/A                    38,408


        The table set forth above should not be relied on to determine the number of Strategic Theme Fund shares to be received in the reorganization. The actual number of shares to be received will depend upon the net asset value and number of shares outstanding of the Mid Cap Fund and the Strategic Theme Fund at the time of the reorganization.

Historical Performance Information

        The following table sets forth the average annual total return of the Class A and Class B shares of the Strategic Theme Fund and the Mid Cap Fund for the periods indicated.

                        Average Annual Total Returns for
                            Periods Ending 4/30/99(a)


                                                                                             Since        Inception
     Fund Name                                1 Year          5 Years     10 Years         Inception         Date
     ---------                                ------          -------     --------         ---------      -----------

Strategic Theme Fund
    Class A                                  38.03%               N/A          N/A          26.05%          10/16/95
    Class B                                  40.14%               N/A          N/A          26.57%          10/16/95
S&P 500 Stock Index(b)                       21.82%               N/A          N/A          28.76%               N/A
Mid Cap Fund
    Class A                                   4.92%            12.85%          N/A          15.50%           11/1/89
    Class B                                   4.11%               N/A          N/A          12.74%           7/18/94
S&P Mid-Cap Index(c)                          6.43%            19.93%          N/A             N/A               N/A


        Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost.

(a) The average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in Class A shares and a full redemption of Class B shares.

(b) The S&P 500 Index is an unmanaged but commonly used measure of common stock total return performance. The S&P 500's performance does not effect sales charges.

(c) The S&P Mid-Cap Index is an unmanaged commonly used measure of total return performance of mid- capitalization companies. The index is not available for direct investment.

                COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

        The following discussion summarizes some of the more significant similarities and differences in the investment objectives, policies and restrictions of the Strategic Theme Fund and the Mid Cap Fund. The discussion below is qualified in its entirety by the discussion elsewhere in this Prospectus/Proxy Statement, and in the Prospectus and Statement of Additional Information for each fund.

Investment Objectives and Policies

        The investment objectives of the Strategic Theme Fund and the Mid Cap Fund are substantially identical. The Strategic Theme Fund has an investment objective of long-term capital growth. The Mid Cap Fund has an investment objective of long-term capital appreciation. The investment objectives of the Strategic Theme Fund and the Mid Cap Fund are "fundamental" policies which may not be changed without the approval of the holders of at least a "majority of the outstanding voting securities" (as that term is defined in the 1940 Act) of the respective fund.

        The principal investment strategies of the Strategic Theme Fund are generally similar to those of the Mid Cap Fund but differ in certain important respects.

        The Strategic Theme Fund invests primarily in stocks of U.S. and foreign (non-U.S.) companies that Seneca believes are well positioned to benefit from cultural, demographic, regulatory, social, or technological changes worldwide. Seneca establishes strategic (major changes affecting markets for prolonged periods) and tactical (focused, short-term) investment themes that generally reflect trends that appear likely to drive stocks with:

        o       similar technologies and products; or

        o embody social, economical, political and technological considerations; or

        o       present a visionary idea or creative solution.

        Seneca seeks to identify companies which are well positioned to benefit from an investment theme and possess:

        o       satisfactory return on capital;

        o       enhanced industry position; and

        o       superior management skills.

               The themes should offer substantial appreciation potential and exhibit some independence from economic cycles. More than one theme may be pursued at a time and themes may change when Seneca believes that the theme is saturated or fully exploited.

        The Mid Cap Fund seeks to increase the value of shares by investing in securities that Seneca believes have earnings growth potential and the potential for capital appreciation over the intermediate or long term. The Mid Cap Fund invests primarily in common stocks of U.S. companies with market capitalizations of between $1 billion and $10 billion. The Mid Cap Fund may invest in any class or type of security, including preferred stocks, bonds, junk bonds, and convertible securities whether foreign (non-U.S.) or U.S., that the adviser believes have the potential to appreciate. Generally, the Mid Cap Fund expects to hold at least 35 positions.

        Seneca screens for growth in the mid-cap market. The focus is on stocks that Seneca projects will have earnings growth rates at substantially higher levels than the market and that it forecasts will have major earnings acceleration. More specifically, Seneca selects stocks that it believes are producing quality, substantial earnings, are well managed, and are reasonably valued relative to the growth rate and to the market. Seneca reviews stock for potential sale if earnings reports disappoint, valuation levels reach the top of their historic level, or if earnings momentum peaks. Debt obligations selected for investment may be of any credit quality or maturity.

        The Strategic Theme Fund and the Mid Cap Fund have the same adviser and subadviser. Phoenix Investment Counsel and Seneca Capital Management serve as the investment adviser and subadviser to both funds, respectively. Phoenix is responsible for managing each fund's investment and the general operations of the funds. Seneca, as subadviser is responsible for the day-to-day management of each fund's portfolio.

Certain Investment Restrictions

        The Strategic Theme Fund and the Mid Cap Fund are both subject to certain investment restrictions that restrict the scope of their investments. Fundamental investment restrictions may not be changed without the affirmative vote of the holders of a majority of the outstanding securities (as defined in the 1940 Act) of the fund. However, investment restrictions that are not fundamental may be changed by the Board of Trustees without shareholder approval. The table below compares certain fundamental and non-fundamental investment restrictions of the Strategic Theme Fund and the Mid Cap Fund. Fundamental restrictions are followed by an (F); non-fundamental restrictions are followed by an (nf).

Subject Matter
of Restriction                  Strategic Theme Fund                                  Mid Cap Fund
--------------                  --------------------                   ---------------------------------------------

Borrowing             The Strategic Theme Fund may not                 The Mid Cap Fund may not borrow in
                      borrow money, except for investment              excess of 10% of the market or other fair
                      purposes, provided that any such                 value of its total assets.  Any such
                      borrowing for investment purposes with           borrowings shall be from banks and shall be
                      respect to the fund is (a) authorized by the     undertaken only as a temporary measure for
                      Trustees prior to any public distribution of     administrative purposes.  Deposits in
                      the shares of such fund or is authorized by      escrow in connection with the writing of
                      the shareholders of the fund thereafter, (b)     covered call options, secured put options, or
                      is limited to 33 1/3% of the value of the        the purchase or sale of financial futures
                      total assets (taken at market value) of the      contracts and related options are not deemed
                      fund, and (c) is subject to an agreement         to be a pledge or other encumbrance. (F)
                      by the lender that any recourse is limited
                      to the assets of the fund with respect to
                      which the borrowing has been made. (F)
--------------------------------------------------------------------------------------------------------------------

Pledging              The Strategic Theme Fund may not  pledge,        The Mid Cap Fund  may not pledge its assets
                      mortgage or hypothecate any securities or        to an extent greater than 15% of the market
                      other property. (F)                              or other fair value of its total assets.
                                                                       Deposits in escrow in connection with the
                                                                       writing of covered call options, secured put
                                                                       options, or the purchase or sale of financial
                                                                       futures contracts and related options are not
                                                                       deemed to be a pledge or other
                                                                       encumbrance. (F)
--------------------------------------------------------------------------------------------------------------------

Lending               The Strategic Theme Fund may not make            The Mid Cap Fund may not make loans,
                      loans to other persons except that it may        except that the Mid Cap Fund may (a)
                      lend portfolio securities (up to 33% of net      purchase bond notes, debentures or similar
                      assets at the time the loan is made) to          obligations which are customarily purchased
                      brokers or dealers or other financial            by institutional investors, whether publicly
                      institutions not affiliated with the trust or    distributed or not, (b) invest in repurchase
                      the adviser, subject to conditions               agreements, provided that an aggregate of
                      established by the adviser and enter into        no more than 10% of the Fund's net assets
                      repurchase transactions (in accordance           (taken at market value) may be invested in
                      with the trust's current prospectus). (F)        repurchase agreements having maturities of
                                                                       more than seven days and all other illiquid
                                                                       securities, and (c) loan its portfolio
                                                                       securities in amounts up to one third of the
                                                                       market or other fair value of its total assets.
                                                                       (F)
--------------------------------------------------------------------------------------------------------------------


                                       15

Subject Matter
of Restriction                  Strategic Theme Fund                                  Mid Cap Fund
--------------                  --------------------                   ---------------------------------------------

Illiquid              The Strategic Theme Fund may not invest          The Mid Cap Fund may not purchase
Securities/           more than 15% of its net assets in illiquid      restricted securities (including repurchase
Restricted            securities, including (a) securities with        agreements having maturities of more than
                      legal or contractual restrictions on resale      seven days) or securities for which market
                      (except in the case of securities issued         value quotations are not readily available if
                      pursuant to Rule 144A sold to qualifying         as a result of such purchase more than 10%
                      institutional investors under special rules      of the Mid Cap Fund's total assets would be
                      adopted by the Securities and Exchange           invested in the aggregate of such securities.
                      Commission for which the trustees of the         (F)
                      trust determine the secondary market is
                      liquid), (b) repurchase agreements
                      maturing in more than seven days, and (c)
                      securities that are not readily marketable.
                      (nf)
--------------------------------------------------------------------------------------------------------------------

Purchases of          The Strategic Theme Fund may not                 The Mid Cap Fund may not purchase
Margin                purchase on margin. (F)                          securities on margin, except that the Mid
Securities and                                                         Cap Fund may obtain such short-term
Short Sales                                                            credits as may be necessary for the
                                                                       clearance of purchases and sales of
                                                                       securities.  The deposit or payment by the
                                                                       Mid Cap Fund of initial or maintenance
                                                                       margin in connection with financial futures
                                                                       contracts or related options transactions is
                                                                       not considered the purchase of a security on
                                                                       margin. (F)

                      The Strategic Theme Fund may not
                      engage in short sales. (F)                       The Mid Cap Fund may not make short
                                                                       sales of securities, unless at the time of sale
                                                                       the Mid Cap Fund owns an equal amount
                                                                       of such securities. (F)
--------------------------------------------------------------------------------------------------------------------

Unseasoned            No fundamental or non-fundamental                The Mid Cap Fund may not invest in the
Issuers               restriction.                                     aggregate more than 5% of its total assets in
                                                                       the securities of any issuers (other than real
                                                                       estate investment trusts) which have (with
                                                                       predecessors) a record of less than three
                                                                       years of continuous operations. (F)
--------------------------------------------------------------------------------------------------------------------


                                       16

Subject Matter
of Restriction                  Strategic Theme Fund                                  Mid Cap Fund
--------------                  --------------------                   ---------------------------------------------

Other                 The Strategic Theme Fund may not                 The Mid Cap Fund may not purchase
Investment            purchase any security of an investment           securities of other investment companies,
Companies             trust except for purchases in the open           except that the Mid Cap Fund may make
                      market where no commission or profit to          such a purchase (a) in the open market
                      a sponsor or dealer results from such            involving no commission or profit to a
                      purchases, other than a customary                sponsor or dealer (other than the customary
                      broker's commission. (F)                         broker's commission), provided that
                                                                       immediately thereafter (i) not more than
                                                                       10% of the Mid Cap Fund's total assets
                                                                       would be invested in such securities and (ii)
                                                                       not more than 3% of the voting stock of
                                                                       another investment company would be
                                                                       owned by the Mid Cap Fund or (b) as part
                                                                       of a merger, consolidation, or acquisition of
                                                                       assets. (F)
--------------------------------------------------------------------------------------------------------------------

Diversification       The Strategic Theme Fund may not                 The Mid Cap Fund may not invest more
                      purchase any securities (other than U.S.         than 5% of its total assets in the securities
                      Government obligations) if, as a result,         of any one issuer (except the U.S.
                      more than 5% of the value of the total           Government and any foreign government,
                      assets of the fund would be invested in          its agencies and instrumentalities) or
                      securities of a single issuer. (F)               purchase more than 10% of the outstanding
                                                                       voting securities or more than 10% of the
                      The Strategic Theme Fund may not                 securities of any class of any one issuer.
                      purchase any security if, as a result, more      With respect to 75% of its assets, the Mid
                      than 10% of any class of securities or           Cap Fund will limit its investments in the
                      more than 10% of the outstanding voting          securities of any one foreign government,
                      securities of any issuer would be held.          its agencies and instrumentalities to 5% of
                      (F)                                              the fund's total assets. (F)
--------------------------------------------------------------------------------------------------------------------

Industry              The Strategic Theme Fund may not invest          The Mid Cap Fund may not concentrate its
Concentration         more than 25% of its total assets in any         assets in the securities of issuers which
                      one industry or group of industries. (F)         conduct their principal business activities in
                                                                       the same industry.  This restriction does not
                                                                       apply to obligations issued or guaranteed by
                                                                       the U.S. Government, its agencies or
                                                                       instrumentalities.
--------------------------------------------------------------------------------------------------------------------

Oil & Gas and         The Strategic Theme Fund may not invest          The Mid Cap Fund may not invest in
Commodity             in interests in oil, gas or other mineral        interests in oil, gas, or other mineral
Contracts             exploration development programs or              exploration or development programs. (F)
                      leases. (nf)

                      The Strategic Theme Fund may not deal
                      in commodities or commodities contracts.
                      (F)
--------------------------------------------------------------------------------------------------------------------


                                       17

Subject Matter
of Restriction                  Strategic Theme Fund                                  Mid Cap Fund
--------------                  --------------------                   ---------------------------------------------

Senior Securities     The Strategic Theme Fund may not issue           The Mid Cap Fund may not issue senior
                      senior securities. (F)                           securities as defined in the Investment
                                                                       Company Act of 1940 except to the extent
                                                                       that it is permissible to (a) borrow money
                                                                       from banks pursuant to the investment
                                                                       restrictions regarding the borrowing of
                                                                       money, and (b) enter into transactions
                                                                       involving forward foreign currency
                                                                       contracts and options thereon, as described
                                                                       in the Mid Cap Fund's Prospectus and
                                                                       Statement of Additional Information. (F)
--------------------------------------------------------------------------------------------------------------------

Futures and           No fundamental or non-fundamental                The Mid Cap Fund may not write, purchase
Options               restriction.                                     or sell puts, calls or combinations thereof,
                                                                       except that the Mid Cap Fund may (a) write
                                                                       exchange-traded covered call options on
                                                                       portfolio securities and enter into closing
                                                                       purchase transactions with respect to such
                                                                       options, and may write exchange-traded
                                                                       covered call options on foreign currencies
                                                                       and secured put options on securities and
                                                                       foreign currencies and write covered call
                                                                       and secured put options on securities and
                                                                       foreign currencies traded over the counter,
                                                                       and enter into closing purchase transactions
                                                                       with respect to such options, (b) purchase
                                                                       exchange-traded call options and put
                                                                       options, and may purchase call and put
                                                                       options traded over the counter, provided
                                                                       that the premiums on all outstanding call
                                                                       and put options do not exceed 5% of its
                                                                       total assets, and enter into closing sale
                                                                       transactions with respect to such options,
                                                                       and (c) engage in financial futures contracts
                                                                       and related options transactions, provided
                                                                       that the sum of the initial margin deposits
                                                                       on the fund's existing futures and related
                                                                       options positions and the premiums paid for
                                                                       related options would not exceed 5% of its
                                                                       total assets. (F)
--------------------------------------------------------------------------------------------------------------------

Securities held       The Strategic Theme Fund may not                 The Mid Cap Fund may not invest in
by Trustees and       purchase or retain any security of an            securities of any issuer if any officer or
Officers              issuer if the trust officers, trustees or        Trustee of the Trust or any officer or
                      adviser, who individually own beneficially       director of the adviser owns more than 1/2
                      more than 1/2 of 1% of such issuer,              of 1% of the outstanding securities of such
                      together own more than 5% of such                issuer and all such persons own in the
                      issuer's securities. (nf)                        aggregate more than 5% of the securities of
                                                                       such issuer. (F)
--------------------------------------------------------------------------------------------------------------------


                                       18

Subject Matter
of Restriction                  Strategic Theme Fund                                  Mid Cap Fund
--------------                  --------------------                   ---------------------------------------------

Real Estate           The Strategic Theme Fund may not deal            The Mid Cap Fund may not make any
                      in real estate (including real estate limited    investment in real estate, real estate limited
                      partnerships) except that it may purchase        partnerships, commodities contracts, except
                      marketable securities of companies that          that the fund may (a) purchase or sell
                      deal in real estate or interests therein         readily marketable securities which are
                      including real estate investment trusts.         secured by interests in real estate, including
                      (F)                                              real estate investment and mortgage
                                                                       investment trusts, and (b) engage in
                                                                       financial futures contracts and related
                                                                       options transactions, provided that the sum
                                                                       of the initial margin deposits on the Mid
                                                                       Cap Fund's futures and related options
                                                                       positions and the premiums paid for related
                                                                       options would not exceed 5% of the Mid
                                                                       Cap Fund's total assets, and (c) enter
                                                                       into foreign currency transactions. (F)
--------------------------------------------------------------------------------------------------------------------

Underwriting          The Strategic Theme Fund may not                 The Mid Cap Fund may not underwrite the
                      underwrite the securities of others. (F)         securities of other issuers, except to the
                                                                       extent that in connection with the disposition
                                                                       of its portfolio securities, the Mid Cap Fund
                                                                       may be deemed to be an underwriter.  The
                                                                       Mid Cap Fund (with respect to up to one-
                                                                       third of its assets), may buy and sell
                                                                       securities outside the United States which
                                                                       are not registered with the Commission or
                                                                       marketable in the United States. (F)
--------------------------------------------------------------------------------------------------------------------

Control               The Strategic Theme Fund may not make            No fundamental or non-fundamental
                      an investment for the purpose of                 restriction.
                      exercising control or management. (F)
--------------------------------------------------------------------------------------------------------------------

Warrants              The Strategic Theme Fund may not invest          The Mid Cap Fund may not invest in
                      more than 5% of its net assets in warrants       warrants or rights except where acquired in
                      and stock rights, valued at the lower of         units or attached to other securities.  The
                      cost or market, or more than 2% of its net       Mid Cap Fund may invest up to 5% of its
                      assets in warrants and stock rights that are     total assets in warrants or rights which are
                      not listed on the New York Stock                 not in units or attached to other securities.
                      Exchange or American Stock Exchange.             (F)
                      (nf)
--------------------------------------------------------------------------------------------------------------------

Joint Account         The Strategic Theme Fund may not                 No fundamental or non-fundamental
                      participate in any joint trading accounts.       restriction.
                      (F)
--------------------------------------------------------------------------------------------------------------------

COMPARATIVE INFORMATION ON DISTRIBUTION ARRANGEMENTS

Multiple Class Structure

         The Mid Cap Fund currently offers two classes of shares: Class A and Class B. The Strategic Theme Fund currently offers three classes of shares:
Class A, Class B and Class C. The Class A and Class B shares of the Strategic Theme Fund are offered to the public under the same sales charge arrangements as the Class A and Class B shares of the Mid Cap Fund.

         In the proposed reorganization, you will receive the corresponding class of shares of the Strategic Theme Fund in exchange for your shares in the Mid Cap Fund. The reorganization will be effected at net asset value. No sales charge will be imposed on your shares. For purposes of calculating the contingent deferred sales charge that you may pay when you dispose of any acquired Class B shares of the Strategic Theme Fund, the holding period of the redeemed shares will be "tacked" to the holding period of the Mid Cap Fund. If you acquire Class B shares as a result of the reorganization, you will continue to be subject to a contingent deferred sales charge upon subsequent redemption to the same extent as if you had continued to hold your shares of the Mid Cap Fund.

         Class A Shares

         o Are offered to the public at net asset value plus a maximum sales charge of 4.75% of the offering price (4.99% of the amount invested). The sales charge may be reduced or waived under certain conditions.

         o    Are not subject to any charges when redeemed.

         o Have lower distribution and service fees (0.25%) and therefore pay higher dividends than Class B and Class C shares.

         Class B Shares

         o Are offered to the public at the next determined net asset value after receipt of the order with no sales charge at the time of purchase.


         o Are subject to a sales charge of up to 5.00% of the shares value if they are redeemed within the first five years of purchase.


         o Will automatically convert to Class A shares eight years after purchase.

         o Have higher distribution and service fees (1.00%) and pay lower dividends than Class A shares.

         Class C Shares (Strategic Theme Fund Only)

         o Are offered to the public at the next determined net asset value after receipt of the order with no sales charge at the time of purchase.

         o Are subject to a sales charge of 1.00% if they are redeemed within the first year after they are purchased.

         o Have the same distribution and service fees (1.00%) as Class B shares and thereafter pay comparable dividends.

         o Class C shares do not convert to any other class of shares of the fund.

Distribution Plans

         Phoenix Equity Planning Corporation serves as the distributor of shares for both the Strategic Theme Fund and the Mid Cap Fund. The Acquiring Trust has adopted separate amended and restated distribution plans under Rule 12b-1 of the 1940 Act for each class of shares relating to the sale and promotion of Strategic Theme Fund shares and the furnishing of shareholder services (the "Acquiring Trust Class A Plan," the "Acquiring Trust Class B Plan" and the "Acquiring Trust Class C Plan," and collectively, the "Acquiring Trust Plans").


         Under the Acquiring Trust Class B Plan and the Acquiring Trust Class C Plan, the Strategic Theme Fund reimburses Phoenix Equity Planning Corporation monthly for actual expense of Phoenix Equity Planning Corporation up to 0.75% of the average daily value of the net assets of the Strategic Theme Fund Class B and Class C shares, respectively. In addition, the Strategic Theme Fund pays Phoenix Equity Planning Corporation 0.25% annually of the average daily net assets of the Class A, Class B and Class C shares for providing services to the shareholders, including assistance in connection with inquiries related to shareholder accounts. Phoenix Equity Planning Corporation's distribution expenses from selling and servicing Class B shares may be more than the payments received from contingent deferred sales charges collected on redeemed shares and from the Acquiring Trust under the Acquiring Trust Class B Plan. Those expenses may be carried over and paid in future years. At March 30, 1999, Phoenix Equity Planning Corporation had incurred unreimbursed expenses under the Acquiring Trust Class B Plan of $1,080,883 with respect to the Strategic Theme Fund.

         The Trust has also adopted distribution plans pursuant to Rule 12b-1 on behalf of the Class A and Class B shares of the Mid Cap Fund, (the "Trust Class A Plan," and "Trust Class B Plan" and collectively, the "Trust Plans"). Under the Trust Class B Plan, the Mid Cap Fund reimburses Phoenix Equity Planning Corporation monthly for actual expenses of Phoenix Equity Planning Corporation up to 0.75% of the average daily net assets of the Mid Cap Fund's Class B shares. In addition, the Mid Cap Fund pays Phoenix Equity Planning Corporation 0.25% annually of the average daily net assets of the Class A and Class B shares as compensation for providing services to the shareholders, including assistance in connection with inquires related to shareholder accounts. Phoenix Equity Planning Corporation's distribution expenses from selling and servicing Class B shares may be more than the payments received from contingent deferred sales charges collected on redeemed shares from the Trust under the Trust Class B Plan. Those expenses may be carried over and paid in future years. At March 30, 1999, Phoenix Equity Planning Corporation had incurred unreimbursed expenses under the Trust Class B Plan of $176,522 with respect to the Mid Cap Fund. As a result of the reorganization, the unreimbursed expenses incurred by Phoenix Equity Planning Corporation in selling Class B shares of the Mid Cap Fund will be subject to reimbursement under the Strategic Theme Fund's Class B Plan.



                 COMPARATIVE INFORMATION ON SHAREHOLDER SERVICES

         Both the Strategic Theme Fund and the Mid Cap Fund offer the same shareholder services, including a Systematic Withdrawal Program, telephone exchanges, telephone redemptions and access to the Investo-Matic Program, an automatic investment program.

         The Strategic Theme Fund and the Mid Cap Fund both distribute net investment income semi-annually, and distribute net realized capital gains, if any, at least annually. All dividends and distributions with respect to the shares of the Strategic Theme Fund and the Mid Cap Fund are paid in additional shares of the respective fund unless shareholders elect to receive cash. The number of shares received in connection with any reinvestment of dividends will be based upon the net asset value per share of the applicable class of shares of the Strategic Theme Fund and the Mid Cap Fund in effect on the record date.


         The Strategic Theme Fund and the Mid Cap Fund currently offer shareholders identical exchange privileges. Shareholders of the Strategic Theme Fund and the Mid Cap Fund may exchange their shares for shares of a corresponding class of shares of other affiliated Phoenix funds, except for the mutual funds of the Phoenix-Zweig Trust and Phoenix-Euclid Funds.

         Shares of the Strategic Theme Fund and shares of the Mid Cap Fund may be redeemed at a redemption price equal to the net asset value of the shares as next determined following the receipt of a redemption order and any other required documentation in proper form. In the case of redemptions of Class B shares of the Strategic Theme Fund and the Mid Cap Fund and Class C shares of the Strategic Theme Fund, investors will be subject to the applicable determined deferred sales charge, if any, for such shares. Payment of redemption proceeds for redeemed Mid Cap Fund and Strategic Theme Fund shares are made within seven days after receipt of a redemption request in proper form and documentation.

         Because both the Strategic Theme Fund and the Mid Cap Fund offer the same shareholder services, after the closing the same services will continue to be available to the shareholders of the Mid Cap Fund but in their capacity as shareholders of the Strategic Theme Fund.

                  COMPARATIVE INFORMATION ON SHAREHOLDER RIGHTS

         The following is a summary of certain provisions of the Declarations of Trust of the Strategic Theme Fund and the Mid Cap Fund.

Form of Organization


         The Strategic Theme Fund is a series of the Phoenix Strategic Equity Series Fund, an unincorporated voluntary association organized under the laws of the Commonwealth of Massachusetts as a business trust, pursuant to a Declaration of Trust dated June 25, 1986, as amended. The operations of the Strategic Theme Fund are governed by its Declaration of Trust and by Massachusetts law. The Mid Cap Fund is a series of Phoenix Multi-Portfolio Fund, an unincorporated voluntary association also organized under the laws of the Commonwealth of Massachusetts as a business trust, pursuant to an Agreement and Declaration of Trust dated October 15, 1987, as amended. The operations of the Mid Cap Fund are governed by its Agreement and Declaration of Trust and by Massachusetts law. Both Phoenix Strategic Equity Series Fund and Phoenix Multi-Portfolio Fund are registered with the SEC as open-end management investment companies and are subject to the provisions of the 1940 Act and the rules and regulations of the SEC thereunder.


Shares

         Each Declaration of Trust authorizes the Trustees to create an unlimited number of series of shares in each trust. Within each series of shares, the Trustees may create an unlimited number of classes, each with an unlimited number of full and fractional shares. The Phoenix Strategic Equity Series Fund trust currently has three series outstanding: the Phoenix-Engemann Small Cap Fund, the Phoenix-Seneca Strategic Theme Fund and the Phoenix-Seneca Equity Opportunities Fund. The Phoenix Multi-Portfolio Fund currently has five series outstanding: the Phoenix-Aberdeen International Fund, the Phoenix-Goodwin Emerging Markets Bond Fund, the Phoenix-Goodwin Tax-Exempt Bond Fund, the Phoenix-Seneca Mid Cap Fund and the Phoenix-Duff & Phelps Real Estate Securities Fund. In addition to the currently existing series, each trust may organize other series in the future.

         The Strategic Theme Fund currently offers Class A, Class B and Class C shares. The Mid Cap Fund offers Class A and Class B shares. When issued, the shares are fully paid and non-assessable, have no preferential or similar rights unless designated by the Trustees, and are freely transferable. Shares of the Mid Cap Fund have no preemptive rights. Shares of the Strategic Theme Fund have no preemptive rights unless designated by the Trustees. The assets and proceeds received by each trust from the issue or sale of shares of a series or class are allocated to that series and class and constitute the rights of that series or class, subject only to the rights of creditors. Any underlying assets of a series or class are required to be segregated on the books of account of the trusts. These assets are to be used to pay the expenses of the series or class as well as a share of the general expenses of each relevant trust.

Meetings

         A majority of the trustees of the Strategic Theme Fund may call shareholder meetings at any time. Trustees shall call meetings upon the written request of shareholders holding at least ten percent of the outstanding shares having voting rights. Generally, the presence of holders of one-third of the outstanding shares, in person or by proxy, constitutes a quorum at shareholder meetings.


         Trustees may call special meetings of shareholders as necessary. Special meetings shall also be called upon written application by shareholders holding at least ten percent of outstanding shares. Special meetings for the purpose of electing trustees shall be called by trustees every third year. Generally, a majority of shares entitled to vote constitutes a quorum at shareholder meetings.


Shareholder Liability

         Unlike the stockholders of a corporation, under certain circumstances shareholders of a business trust may be held personally liable for the debts, claims or other obligations of a business trust. However, the trust documents of both the Strategic Theme Fund and the Growth Fund limit shareholder liability.

         The Strategic Theme Fund's Declaration of Trust provides that shareholders shall not be subject to any personal liability in connection with trust property or for the acts, obligations or affairs of the trust. The trust will indemnify shareholders for all claims and liabilities to which they become subject by reason of being a shareholder in the fund.

         The Mid Cap Fund's Declaration of Trust provides that creditors shall look to the assets of the trust, and not to shareholders, for claims against the trust. The trust will indemnify any shareholder held personally liable for trust obligations solely by reason of being a shareholder.

Liability of Trustees

         Each Declaration of Trust provides that trustees will generally be personally liable only for willful misfeasance, bad faith, gross negligence or reckless disregard of duties. Under the Declaration of Trust of the Strategic Theme Fund, a trustee will not be personally liable in connection with trust property, the affairs of the trust or the actions of the trustee, unless the trustee acted in bad faith or with willful misfeasance, gross negligence or reckless disregard of the trustee's duties. The trust may purchase insurance for trustee to cover potential liabilities and will generally indemnify a trustee against such claims. The trust may also advance payments to a trustee in connection with indemnification.

         Under the Declaration of Trust of the Mid Cap Fund, a trustee will be liable only for his own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties of trustee. The trust will indemnify trustees against all liabilities.

Voting Requirements

         Each shareholder of the Strategic Theme Fund is entitled to vote on any matter required to be submitted to shareholders. Shareholders are entitled to one vote for each whole share held and a fractional portion of one vote for each fractional share held.

         Each shareholder of the Mid Cap Fund is entitled to one vote for each whole share owned and a proportionate vote for each fractional share owned. Generally, all shares of all series vote together as a single class. On matters regarding any series, however, only shareholders of the affected series are entitled to vote.

Liquidation or Dissolution

         In the event of the liquidation or dissolution of either fund, the trustees shall distribute the assets of the fund to the shareholders, according to their respective rights, after accounting for the liabilities of the fund.

                                   FISCAL YEAR

         The Strategic Theme Fund operates on a fiscal year which ends April 30. The Mid Cap Fund operates on a fiscal year which ends November 30.


                     MANAGEMENT AND OTHER SERVICE PROVIDERS

         Responsibility for the overall supervision of the Strategic Theme Fund rests with the Phoenix Strategic Equity Series Fund's Board of Trustees. Responsibility for the overall supervision of the Mid Cap Fund rests with the Phoenix Multi-Portfolio Fund's Board of Trustees. Phoenix Investment Counsel serves as investment adviser to both funds. Seneca Capital Management LLC serves as investment subadviser to both funds.


         Investment and trade decisions for the funds are made by a team of managers and analysts headed by Gail P. Seneca. Team leaders, which include Ms. Seneca and Messrs. Little and Jacks are primarily responsible for the day to day decisions related to the funds.

         Ms. Seneca has been the Chief Executive and Investment Officer of Seneca or GMG/Seneca since November 1989. From October 1987 until October 1989, she was Senior Vice President of the Asset Management Division of Wells Fargo Bank, and, from October 1983 to September 1987, she was Investment Strategist and Portfolio Manager for Chase Lincoln Bank, heading the fixed income division.

         Mr. Little has been Director of Equities with Seneca or GMG/Seneca since December 1989. Before he joined GMG/Seneca, Mr. Little held positions as an analyst, board member, and regional manager with Smith Barney, NatWest Securities, and Montgomery Securities.

         Mr. Jacks was Secretary of the Phoenix-Seneca Funds from February 1996 through February 1998. Mr. Jacks was a Trustee of Seneca Funds from February 1996 through June 1997. Since July 1990, Mr. Jacks has been a Portfolio Manager of GMG/Seneca, and, since July 1996, he has been a portfolio manager of Seneca.


         Phoenix Equity Planning serves as administrative agent of the Strategic Theme Fund and the Mid Cap Fund and, as such, performs administrative, bookkeeping and pricing functions. Phoenix Equity Planning also acts as transfer agent for the Strategic Theme Fund and the Mid Cap Fund.

         State Street Bank and Trust Company serves as custodian for both the Strategic Theme Fund and the Mid Cap Fund.

         PricewaterhouseCoopers LLP serve as independent accountants for the funds.


                               VOTING INFORMATION

Quorum and Voting Requirements

         This Prospectus/Proxy Statement is being furnished to the shareholders of the Mid Cap Fund in connection with the solicitation by the Board of Trustees of Phoenix Multi-Portfolio Fund of proxies to be used at the meeting.

         Shareholders of record of the Mid Cap Fund at the close of business on September 20, 1999 will be entitled to vote at the meeting or at any adjournments thereof. As of the record date, there were __________ and _________ issued and outstanding Class A and Class B shares, respectively, of the Mid Cap Fund. Shareholders are entitled to one vote for each share held and a proportionate vote for each fractional share held. Shareholders of the Mid Cap Fund will vote together as a single class on the reorganization proposal. The holders of a majority of the shares entitled to vote shall be a quorum for the transaction of business at the meeting. A quorum being present, the approval of the reorganization proposal requires the affirmative vote of a "majority of the outstanding voting securities" of the Mid Cap Fund. The vote of a "majority of the outstanding voting securities" means the lesser of (a) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (b) more than 50% of the outstanding shares. For purposes of determining the presence of a quorum for transacting business at the meeting and for determining whether sufficient votes have been received for approval of the proposal to be acted upon at the meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present at the meeting, but which have not been voted. For this reason, abstentions and broker non-votes will assist the Mid Cap Fund in obtaining a quorum, but both have the practical effect of a "no" vote for purposes of obtaining the requisite vote for approval of the proposal.

         If either (a) a quorum is not present at the meeting or (b) a quorum is present but sufficient votes in favor of the reorganization proposal have not been obtained, then the persons named as proxies may propose one or more adjournments of the meeting without further notice to shareholders to permit further solicitation of proxies provided such persons determine, after consideration of all relevant factors, including the nature of the proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation, that an adjournment and additional solicitation is reasonable and in the interests of shareholders. The persons named as proxies will vote those proxies that such persons are required to vote FOR the reorganization proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST the reorganization proposal against such adjournment.

         The meeting may be adjourned from time to time by a majority of the votes properly cast upon the question of adjourning to another date and time, whether or not a quorum is present, and the meeting may be held as adjourned within a reasonable time after the date set for the original meeting without further notice.

         The individuals named as proxies on the enclosed proxy card will vote in accordance with the shareholder's direction, as indicated thereon, if the proxy card is received and is properly executed. If the shareholder properly executes a proxy and gives no voting instructions with respect to the reorganization proposal, the shares will be voted in favor of the reorganization proposal. The proxies, in their discretion, may vote upon such other matters as may properly come before the meeting. The Board of Trustees of the Trust is not aware of any other matters to come before the meeting.

         Approval of the reorganization proposal by the shareholders of the Mid Cap Fund is a condition of the consummation of the reorganization. If the reorganization is not approved, the Mid Cap Fund will continue as a series of the Trust and the Board of Trustees of the Trust may consider other alternatives in the best interests of the shareholders of the Mid Cap Fund.

Revocation of Proxies

         Any shareholder who has given a proxy has the right to revoke the proxy any time prior to its exercise

         o by written notice of the proxy's revocation to the Secretary of the Trust at the above address prior to the meeting;

         o by the subsequent execution and return of another proxy prior to the meeting;

         o    by submitting a subsequent telephone vote; or

         o by being present and voting in person at the meeting and giving oral notice of revocation to the Chairman of the meeting.

No Appraisal Rights

         The staff of the SEC has taken the position that any rights to appraisal arising under state law are preempted by the provisions of the 1940 Act and Rule 22c-1 thereunder, which generally requires that shares of a registered open-end investment company be valued at their next determined net asset value.

Solicitation of Proxies

         In addition to solicitation of proxies by mail, officers of the Trust and officers and regular employees of Phoenix Investment Counsel, affiliates of Phoenix Investment Counsel, or other representatives of the Trust may also solicit proxies by telephone or telegram or in person. The Trust may also use a proxy solicitation firm to assist with the mailing and tabulation effort and any special, personal solicitation of proxies.

         Shareholders of the Mid Cap Fund may be asked by the proxy solicitor's representatives to cast their votes by authorizing the execution of a proxy by telephone. Shareholders will either be contacted by a representative of the proxy solicitor using information derived from a shareholder list provided by the Trust or shareholders may be sent a written communication or left a telephone message asking the shareholder to telephone the solicitor at a designated toll-free number. In all such cases, the representative of the solicitor will ask for the shareholder's full name and address, the last four digits of the shareholder's social security number or employer identification number, the person's title (in the case of a corporate shareholder) and confirmation that the person is authorized to direct the voting of the shares. The shareholder will be asked to confirm that the Prospectus/Proxy Statement and proxy form have been received. If answered in the affirmative, the solicitor representative will advise the shareholder that the shareholder may authorize the execution of a proxy over the telephone and ask the shareholder if the shareholder desires to authorize the execution of a proxy at that time. Telephone conversations will be recorded. If the shareholder chooses to proceed, the representative of the solicitor will then ask the shareholder if the shareholder wishes to support the reorganization proposal. If answered in the affirmative, the solicitor will read the reorganization proposal to the shareholder and ask for such shareholder's voting instruction on the reorganization proposal.

         Although the representative of the solicitor will assist with any questions, the answers to which are contained in the Proxy Statement, the representative of the solicitor will not make recommendations on how to vote on the reorganization proposal. Finally, the representative of the solicitor will explain that the solicitor will execute a written proxy as the shareholder's agent in accordance with the shareholder's instructions and will forward the proxy to the Trust. Within 72 hours after each telephone call, the solicitor will send to each shareholder who used the telephone proxy voting method a written confirmation of the shareholder's instructions. The shareholder will be asked to contact the solicitor immediately if the shareholder's instructions have not been properly recorded.

         If a shareholder wishes to participate in the meeting, but does not wish to authorize the execution of a proxy by telephone, the shareholder may still submit the proxy form included with this Prospectus/Proxy Statement or attend the meeting in person.

         The costs of the meeting, such as the preparation and mailing of the notice, the Prospectus/Proxy Statement and the proxy, and the solicitation of proxies, including reimbursement to persons who forward proxy materials to their clients, and the expenses connected with the solicitation of these proxies in person, by telephone, or by telegraph, will be borne by Phoenix Investment Partners. The costs of any additional solicitation and of any adjourned session of the meeting will be borne by Phoenix Investment Partners. Phoenix Investment Partners will reimburse banks, brokers, and other persons holding Mid Cap Fund shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such Mid Cap Fund shares. D.F. King, a proxy solicitation firm, has been engaged by Phoenix Investment Partners to act as solicitor and will receive fees estimated at $8,000, plus reimbursement of out-of-pocket expenses.

Ownership of Voting Securities

         Based on holdings and total shares outstanding as of _________, 1999, the Trustees and officers of the Trust owned as a group less than 1% of the outstanding voting securities of the Mid Cap Fund. If the reorganization were consummated as of __________, 1999, the Trustees and officers of the Trust would own less than 1% of the outstanding voting securities of the combined Strategic Theme Fund based on their holdings and total shares outstanding as of ___________, 1999. Based on holdings and total shares outstanding as of
__________, 1999, and assuming consummation of the reorganization, no person would own beneficially or of record 5% or more of the outstanding shares of the Mid Cap Fund or the combined Strategic Theme Fund.

         THE BOARD OF TRUSTEES OF THE TRUST, INCLUDING THE INDEPENDENT TRUSTEES OF THE TRUST, RECOMMEND YOU APPROVE THE PLAN OF REORGANIZATION.

         WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE FILL IN, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS NECESSARY IF IT IS MAILED IN THE UNITED STATES.


                     ADDITIONAL INFORMATION ABOUT THE FUNDS


         Additional information about the Strategic Theme Fund, and the Acquiring Trust is included in the Strategic Theme Fund's Prospectus accompanying this document and is incorporated by reference herein. Further information about the Strategic Theme Fund and the Acquiring Trust is included in the Statement of Additional Information for the Strategic Theme Fund, dated October 1, 1999, which has been filed with the SEC and is incorporated by reference herein. A copy of the Strategic Theme Fund's Statement of Additional Information may be obtained without charge by contacting Phoenix Equity Planning Corporation at 100 Bright Meadow Boulevard, Post Office Box 2200, Enfield, Connecticut 06083-2200, or by telephoning Phoenix Equity Planning Corporation toll-free at 1-800-243-4361.

         Additional information about the Mid Cap Fund, is included in the current Prospectus for the Mid Cap Fund dated March 30, 1999. A copy of the Mid Cap Fund's Prospectus has been filed with the SEC, and is incorporated by reference herein. Further information about the Mid Cap Fund is included in the Statement of Additional Information for the Mid Cap Fund dated March 30, 1999, which also has been filed with the SEC and is incorporated by reference herein. A copy of the Mid Cap Fund's Prospectus and Statement of Additional Information may be obtained without charge by contacting Phoenix Equity Planning Corporation at 100 Bright Meadow Boulevard, Post Office Box 2200, Enfield, Connecticut 06083-2200, or by telephoning Phoenix Equity Planning Corporation toll-free at 1-800-243-4361.



                                  MISCELLANEOUS

Available Information


         The Acquiring Trust and the Trust are each registered under the 1940 Act and are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and, in accordance therewith, files reports, proxy materials, and other information with the SEC. Such reports, proxy materials, and other information can be inspected at the Securities and Exchange Commission at Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549 as well as at the following regional offices: New York Regional Office, 75 Park Place, Room 1228, New York, NY 10007; and Chicago Regional Office, Northwestern Atrium Center, 500 Madison Street, Suite 1400, Chicago, IL 60661. Copies of such material also can be obtained from the Public Relations Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The SEC maintains a Web Site (http://www.sec.gov) that contains this Prospectus, Statement of Additional Information, material incorporated by reference, and other information regarding registrants that file electronically with the SEC.

Management's Discussion of the Strategic Theme Fund's Performance for the Year Ended April 30, 1999


         The Strategic Theme Fund seeks long-term capital appreciation. The Strategic Theme Fund may invest in smaller capitalization companies, and investors should note that small-company investing involves added risks, including greater price volatility, less liquidity and increased competitive threat.


         For the 12 months ended April 30, 1999, Class A shares of the Strategic Theme Fund returned 44.91%, Class B shares returned 43.98% and Class C shares returned 43.87%. These returns were more than double the 21.82% return of the S&P 500 Index. The S&P 500 Index is a measure of stock market total return performance. The S&P 500 Index is unmanaged and not available for direct investment. These performance figures assume reinvestment of distributions and exclude the effect of sales charges.


         The Strategic Theme Fund benefitted from a large technology position, which accounted for almost 40% of the portfolio. EMC Corp. and Sun Microsystems were among the Strategic Theme Fund's best performers. The Strategic Theme Fund also owned a number of Internet-related stocks because the portfolio management team believes the Internet is the next technology wave, and these stocks have been particularly strong performers over the past year. Two names that definitely helped the performance were America Online and Microsoft. The portfolio management team also had a sizable portion of the portfolio invested in health-care issues. The portfolio management team continues to expect consistent earnings growth from this sector regardless of the pace of economic growth. Of course, past performance is not indicative of future results.

         The portfolio management team believes the market, which was trading at around 30 times consensus 1999 earning estimates as of April 30, 1999, is fully valued. This multiple represents the highest level for the market in the past 30 years. In addition to high valuations, corporate profits may be a source of investor anxiety. Several reports recently showed that corporate profits declined in 1998, and some press coverage suggested that this should leave investors nervously awaiting an inevitable recession. However, a closer look at the profit picture shows that certain companies were affected much more than others. For example, many manufacturers were unable to raise prices because cheaper products were being imported from countries with devalued currencies. The inability to export was particularly hard on the food industry. The transportation sector was affected as well, along with commodity-related businesses.

         In the months ahead, similar conditions may continue to affect corporate profits. However, the portfolio management team is making every effort to select companies for the Strategic Theme Fund that the portfolio management team believes can be resilient to such conditions. We will continue to seek companies that have sound fundamentals and the potential for rapid, reliable earnings growth.

Phoenix Strategic Theme Fund
AVERAGE ANNUAL TOTAL RETURNS(1)                           PERIODS ENDING 4/30/99

                                                   INCEPTION     INCEPTION
                                          1 YEAR  TO 4/30/99       DATE
                                          ------  -----------   -----------
Class A Shares at NAV(2)                   44.91%     27.80%       10/16/95
Class A Shares at POP(3)                   38.03      26.05        10/16/95
Class B Shares at NAV(2)                   43.98      26.88        10/16/95
Class B Shares with CDSC(4)                40.14      26.57        10/16/95
Class C Shares at NAV(2)                   43.87      34.41         11/3/97
Class C Shares with CDSC(4)                43.87      34.41         11/3/97
S&P 500 Index(7)                           21.82     Note 5          Note 5

(1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
(2) "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.
(3) "POP" (Public Offering Price) total returns include the effect of the maximum front-end 4.75% sales charge.
(4) "CDSC" (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period. CDSC charges for C shares are 1% in the first year and 0% thereafter.
(5) Index performance is 28.76% for Class A and Class B (since 10/16/95) and 28.60% for Class C (since 11/3/97).
(6) This chart illustrates POP returns on Class A and CDSC returns on Class B Shares since inception. Returns on Class C Shares will vary due to differing sales charges.
(7) The S&P 500 Index is a measure of stock market total return performance. The S&P 500's performance does not reflect sales charges.

     All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

GROWTH OF $10,000                                            PERIODS ENDING 4/30

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              PHOENIX STRATEGIC THEME     PHOENIX STRATEGIC THEME        S&P 500
                  FUND CLASS A(6)             FUND CLASS B(6)         STOCK INDEX(7)
10/16/95             $9,525.00                  $10,000.00             $10,000.00
04/30/96            $11,798.92                  $12,340.59             $11,356.32
04/30/97            $11,495.53                  $11,932.60             $14,218.66
04/30/98            $15,659.46                  $16,130.69             $20,086.36
04/30/99            $22,692.55                  $23,028.73             $24,468.45

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 10/16/95 (inception of the fund) in Class A and Class B shares. The total return for Class A shares reflects the maximum sales charge of 4.75% on the initial investment. The total return for Class B shares reflects the CDSC charges which decline from 5% to 0% over a five year period. Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges.

SECTOR WEIGHTINGS                                                        4/30/99
As a percentage of equity holdings

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Technology                        39%
Financials                        16
Consumer Staples                  12
Health Care                       11
Consumer Cyclicals                 9
Communication Services             8
Capital Goods                      3
Energy                             2

Phoenix Strategic Theme Fund

     TEN LARGEST HOLDINGS AT APRIL 30, 1999 (AS A PERCENTAGE OF NET ASSETS)

    1.  AT&T Corp. - Liberty Media Group Class A                       4.7%
        INTERNET, TELEVISION AND DIGITAL TECHNOLOGY PROVIDER
    2.  Microsoft Corp.                                                4.2%
        WORLD'S LEADING COMPUTER SOFTWARE COMPANY
    3.  Capital One Financial Corp.                                    3.5%
        ITS PRINCIPAL SUBSIDIARY, CAPITAL ONE BANK, OFFERS CREDIT CARD
        PRODUCTS
    4.  Cisco Systems, Inc.                                            3.4%
        DEVELOPS MULTIPROTOCOL INTERNETWORKING SYSTEMS
    5.  Uniphase Corp.                                                 3.2%
        MANUFACTURES FIBER OPTIC TELECOMMUNICATIONS SYSTEMS
    6.  AT&T Corp.                                                     3.0%
        PROVIDES VOICE, DATA AND VIDEO TELECOMMUNICATIONS SERVICES
    7.  America Online, Inc.                                           2.9%
        MAJOR PROVIDER OF ONLINE SERVICES TO CONSUMERS
    8.  International Business Machines Corp.                          2.7%
        PROVIDES ADVANCED INFORMATION TECHNOLOGIES
    9.  Morgan Stanley Dean Witter & Co.                               2.6%
        PROVIDES A BROAD RANGE OF CREDIT AND INVESTMENT PRODUCTS TO
        INDIVIDUALS
   10.  Wal-Mart Stores, Inc.                                          2.5%
        ONE OF THE LARGEST U.S. DISCOUNT RETAILERS

Legal Matters

         Certain legal matters in connection with the issuance of the shares of the Strategic Theme Fund will be passed upon by Goodwin, Procter & Hoar LLP.

Additional Financial Information

         The table set forth below presents certain financial information for the Strategic Theme Fund. This information is derived from the Strategic Theme Fund's audited financial statements for the year ended April 30, 1999. The data should be read in conjunction with the audited financial statements and related notes, which are included in the Statement of Additional Information related to this Prospectus/Proxy Statement. The financial highlights for the Strategic Theme Fund for prior periods are contained in the Strategic Theme Fund's Prospectus, and the financial statements for the Strategic Theme Fund for prior periods are contained in the Acquiring Trust's Annual Report to Shareholders which are included in the Statement of Additional Information related to this Prospectus/Proxy Statement.

PHOENIX STRATEGIC THEME FUND
Financial Highlights
Selected data for a share outstanding throughout the indicated period


                                                                       Year Ended April 30, 1999
                                                                       -------------------------
                                                               Class A           Class B          Class C
                                                               -------           -------          -------

Net asset value, beginning of period                            $13.70            $13.46           $13.47
Income from investment operations(3)
      Net investment income (loss)                               (0.11)(2)         (0.22)(2)        (0.22)(2)
      Net realized and unrealized gain (loss)                     6.03              5.91             5.90
                                                                  ----            ------            -----
           Total from investment operations                       5.92              5.69             5.68
                                                                ------            ------            -----

Less distributions
      Dividends from net investment income                          --                --               --
      Dividends from net realized gains                          (1.40)            (1.40)           (1.40)
      In excess of net realized gains                               --                --               --

           Total distributions                                   (1.40)            (1.40)           (1.40)

Change in net asset value                                         4.52              4.29             4.28
                                                                ------            ------            -----

Net asset value, end of period                                  $18.22            $17.75           $17.75
                                                                ======            ======           ======

Total return(1)                                                 44.91%            43.98%           43.87%
Ratios/supplemental data:
      Net assets, end of period (thousands)                   $107,871           $84,698             $682
Ratio to average net assets of:
      Operating Expenses                                      1.38%(4)          2.13%(4)         2.13%(4)
      Net investment income (loss)                             (0.72)%           (1.48)%          (1.47)%
Portfolio turnover                                                205%              205%             205%

-------------------

(1)      Maximum sales charges are not reflected in total return calculation.
(2)      Computed using average shares outstanding.
(3) Distributions are made in accordance with the prospectus; however, class level per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.
(4) For the year ended April 30, 1999, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

                                 OTHER BUSINESS

         The Board of Trustees of the Trust knows of no business to be brought before the meeting other than the matters set forth in this Prospectus/Proxy Statement. Should any other matter requiring a vote of Mid Cap Fund shareholders arise, however, the proxies will vote thereon according to their best judgment in the interests of the Mid Cap Fund and the shareholders of the Mid Cap Fund.

                      AGREEMENT AND PLAN OF REORGANIZATION


         THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 30th day of August, 1999, by and between PHOENIX STRATEGIC EQUITY SERIES FUND (the "Strategic Equity Series Trust"), a Massachusetts business trust with its principal place of business at 101 Munson Street, Greenfield, Massachusetts 01301, on behalf of the Phoenix-Seneca Strategic Theme Fund, a portfolio series thereof (the "Acquiring Fund") and PHOENIX MULTI-PORTFOLIO FUND (the "Multi-Portfolio Trust"), a Massachusetts business trust with its principal place of business at 101 Munson Street, Greenfield, Massachusetts 01301, on behalf of the Phoenix-Seneca Mid Cap Fund, a portfolio series thereof (the "Acquired Fund").


         All references in this Agreement to action taken by the Acquiring Fund or the Acquired Fund shall be deemed to refer to action taken by the Strategic Equity Series Trust or the Multi-Portfolio Trust, on behalf of the respective portfolio series.

         This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer by the Acquired Fund of all or substantially all of the assets of the Acquired Fund to the Acquiring Fund, in exchange solely for Class A and Class B shares of beneficial interest in the Acquiring Fund (the "Acquiring Fund Shares"), the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

         WHEREAS, the Strategic Equity Series Trust and the Multi-Portfolio Trust are each open-end, registered investment companies of the management type;

         WHEREAS, the Board of Trustees of the Strategic Equity Series Trust has determined that the exchange of all or substantially all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all the liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction; and

         WHEREAS, the Board of Trustees of the Multi-Portfolio Trust has determined that the exchange of all or substantially all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all the liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction.

         NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. THE TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL THE LIABILITIES OF THE ACQUIRED FUND AND THE LIQUIDATION OF THE ACQUIRED FUND

         1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all or substantially all of the Acquired Fund's assets, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (i) to deliver to the Acquired Fund the number of full and fractional Acquiring Fund Shares, computed in the manner and as of the time and date set forth in Article 2 and (ii) to assume all the liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

         1.2 The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities and futures interests, and dividends or interest receivable which are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the closing date provided in paragraph 3.1 (the "Closing Date").

         1.3 The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume all liabilities, expenses, costs, charges and reserves reflected on an unaudited statement of assets and liabilities of the Acquired Fund, prepared by Phoenix Equity Planning Corporation, in its capacity as financial agent for the Acquired Fund as of the Valuation Date (as defined in paragraph 2.1) in accordance with generally accepted accounting principles consistently applied from the prior audited period.

         1.4 Immediately after the transfer of assets provided for in paragraph 1.1, the Acquired Fund will distribute pro rata to the Acquired Fund's shareholders of record, determined as of immediately after the close of business on the Closing Date (the "Acquired Fund Shareholders"), the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1 and will completely liquidate. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares of the corresponding class due such shareholders. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund, although share certificates representing interests in the Acquired Fund will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with paragraph 2.2. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent.

2.       VALUATION

         2.1 The value of the Acquired Fund's net assets to be acquired by the Acquiring Fund hereunder and the net asset value of Acquiring Fund Shares of each class shall be computed as of immediately after the close of business of the New York Stock Exchange on the Closing Date (such time and date being hereinafter called the ("Valuation Date")), using the valuation procedures set forth in the Acquiring Fund's Declaration of Trust and then-current prospectus or statement of additional information.

         2.2 The number of the Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's assets and the assumption of liabilities shall be determined by dividing the value of the net assets of the Acquired Fund attributable to each class of shares of the Acquired Fund by the net asset value of an Acquiring Fund Share of the corresponding class.

3.       CLOSING AND CLOSING DATE

         3.1 The Closing Date shall be the next Friday that is a full business day following satisfaction (or waiver as provided herein) of all of the conditions set forth in Articles 6, 7, and 8 of this Agreement (other than those conditions which may by their terms be satisfied only at the Closing), or such later date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m. New York Time. The Closing shall be held at the offices of Phoenix Investment Counsel, Inc. ("PIC"), 56 Prospect Street, Hartford, Connecticut 06115-0480, or at such other time and/or place as the parties may agree.

         3.2 The Multi-Portfolio Trust shall cause Phoenix Equity Planning Corporation (the "Transfer Agent"), transfer agent of the Acquired Fund, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding shares of each class owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of Multi-Portfolio Trust or provide evidence satisfactory to the Multi-Portfolio Trust that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sales, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

4.       REPRESENTATIONS AND WARRANTIES

         4.1 The Multi-Portfolio Trust represents and warrants to the Strategic Equity Series Trust as follows:

                 (a) The Multi-Portfolio Trust is a voluntary association with transferable shares of the type commonly referred to as a Massachusetts business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts.

                 (b) The Multi-Portfolio Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the "Commission"), as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and the registration of its shares under the Securities Act of 1933, as amended (the "1933 Act"), are in full force and effect.

                 (c) The Multi-Portfolio Trust is not, and the execution, delivery and performance of this Agreement will not result, in a material violation of its Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking relating to the Acquired Fund.

                 (d) The Acquired Fund has no material contracts or other commitments (other than this Agreement) which will be terminated with liability to the Acquired Fund prior to the Closing Date.

                 (e) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any of its properties or assets. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

                 (f) The Statement of Assets and Liabilities of the Acquired Fund at November 30, 1998 has been audited by PricewaterhouseCoopers, LLP, independent accountants, and is in accordance with generally accepted accounting principles consistently applied and such statement (copies of which have been furnished to Strategic Equity Series Trust,) fairly reflects the financial condition of the Acquired Fund as of such date, and there are no known contingent liabilities of the Acquired Fund as of such date not disclosed therein.

                 (g) Since November 30, 1998, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred. For the purposes of this subparagraph (g), a decline in net asset value per share of the Acquired Fund, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund shares by Acquired Fund Shareholders shall not constitute a material adverse change.

                 (h) All Federal and other tax returns and reports of the Acquired Fund required by law to have been filed have been filed and are correct, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of the Acquired Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.

                 (i) For each taxable year of its operation, the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such.

                 (j) All issued and outstanding shares of the Acquired Fund are duly and validly issued and outstanding, fully paid and non-assessable by the Acquired Fund (recognizing that, under Massachusetts law, Acquired Fund Shareholders could, under certain circumstances be held personally liable for obligations of the Acquired Fund). The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund shares, nor is there outstanding any security convertible into any of the Acquired Fund shares (except for the conversion feature of the Class B shares into Class A shares as described in the current prospectus of the Acquired Fund).

                 (k) The execution, delivery and performance of this Agreement has been duly authorized prior to the Closing Date by all necessary action on the part of the Board of Trustees of the Multi-Portfolio Trust, and, subject to the approval of the Acquired Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Multi-Portfolio Trust enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights, and to general equity principles.

         4.2 The Strategic Equity Series Trust represents and warrants to the Multi-Portfolio Trust as follows:

                 (a) The Strategic Equity Series Trust is a voluntary association with transferable shares of the type commonly referred to as a Massachusetts business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts.

                 (b) The Strategic Equity Series Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission, as an investment company under the 1940 Act, and the registration of its shares under the 1933 Act are in full force and effect.

                 (c) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

                 (d) The Strategic Equity Series Trust is not, and the execution, delivery and performance of this Agreement will not result in a material violation of the Acquiring Fund's Declaration of Trust or By-laws or of any agreement, indenture, instrument, contract, lease or other undertaking relating to the Acquiring Fund.

                 (e) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund's business or its ability to consummate the transactions herein contemplated.

                 (f) The Statement of Assets and Liabilities of the Acquiring Fund at April 30, 1999, has been audited by PricewaterhouseCoopers, LLP, independent accountants and is in accordance with generally accepted accounting principles consistently applied and such statement (copies of which have been furnished to the Multi- Portfolio Trust), fairly reflects the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date not disclosed therein.

                 (g) Since April 30, 1999, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred. For the purposes of this subparagraph (g), a decline in net asset value per share of the Acquiring Fund Shares, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund shares by Acquiring Fund shareholders, shall not constitute a material adverse change.

                 (h) All Federal and other tax returns and reports of the Acquiring Fund required by law to have been filed have been filed and are correct, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and, to the best of the Acquiring Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns.

                 (i) For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such.

                 (j) All issued and outstanding Acquiring Fund Shares are duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund (recognizing that, under Massachusetts law, Acquiring Fund shareholders could under certain circumstances be held personally liable for the obligations of the Acquiring Fund). The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares (except for the conversion feature of the Class B shares into Class A shares as described in the current prospectus of the Acquiring
Fund).

                 (k) The execution, delivery and performance of this Agreement has been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Trustees of the Strategic Equity Series Trust and this Agreement constitutes a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights, and to general equity principles.

                 (l) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement at the Closing Date have been duly authorized.

5.       COVENANTS OF THE ACQUIRING FUND, AND THE ACQUIRED FUND

         5.1 The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, the dividends contemplated by Section 8.6 hereof, and any other distribution that may be advisable.

         5.2 The Multi-Portfolio Trust will call a meeting of the Acquired Fund Shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

         5.3 The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

         5.4 The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund Shares.

         5.5 Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

         5.6 The Multi-Portfolio Trust will provide the Acquiring Fund with information reasonably necessary for the preparation of a registration statement on Form N-14 of the Strategic Equity Series Trust (the "Registration Statement"), such Registration Statement to consist of, without limitation, a prospectus (the "Prospectus") that includes a proxy statement of the Acquired Fund (the "Proxy Statement").

         5.7 The Strategic Equity Series Trust agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such of the state blue sky or securities laws as may be necessary in order to continue the operations of the Acquiring Fund after the Closing Date.

6.       CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

         The obligations of the Multi-Portfolio Trust to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Strategic Equity Series Trust and the Acquiring Fund of all the obligations to be performed by them hereunder on or before the Closing Date, and, in addition thereto, to the following further conditions:

         6.1 All representations and warranties of the Strategic Equity Series Trust contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

         6.2 The Strategic Equity Series Trust shall have delivered to the Multi-Portfolio Trust a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Multi-Portfolio Trust, and dated as of the Closing Date, to the effect that the representations and warranties of the Strategic Equity Series Trust made in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the Multi-Portfolio Trust shall reasonably request.

         6.3 The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders when so issued and delivered, shall be duly and validly issued, and shall be fully paid and non-assessable by the Acquiring Fund (recognizing that, under Massachusetts law, shareholders of the Acquiring Fund could under certain circumstances be held personally liable for its obligations);

         6.4 The Proxy Statement and Prospectus (only insofar as they relate to the Acquiring Fund), on the effective date of the Registration Statement and on the Closing Date, (i) shall comply in all material respects with the applicable provisions of the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act and the regulations thereunder and (ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statement herein in light of the circumstances under which such statements were made, not materially misleading.

7.       CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

         The obligations of the Strategic Equity Series Trust to complete the transactions provided for herein shall be subject, at its election, to the performance by the Multi-Portfolio Trust and the Acquired Fund of all of the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, to the following conditions:

         7.1 All representations and warranties of the Multi-Portfolio Trust contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

         7.2 The Multi-Portfolio Trust shall have delivered to the Strategic Equity Series Trust a statement of the Acquired Fund's assets and liabilities, as of the Closing Date, certified by the Treasurer of the Acquired Fund; and

         7.3 The Multi-Portfolio Trust shall have delivered to the Strategic Equity Series Trust on the Closing Date a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Strategic Equity Series Trust, and dated as of the Closing Date, to the effect that the representations and warranties of the Multi-Portfolio Trust made in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Strategic Equity Series Trust shall reasonably request.

         7.4 The Acquired Fund shall have good and marketable title to the Acquired Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.1 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder, and, upon delivery and payment for such assets.

         7.5 The Proxy Statement and Prospectus (other than information therein that relates to the Strategic Equity Series Trust or the Acquiring Fund), on the effective date of the Registration Statement and on the Closing Date (i) shall comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act, the 1940 Act and the regulations thereunder and (ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

         The obligations of the Multi-Portfolio Trust and the Strategic Equity Series Trust to consummate the transactions contemplated by this Agreement shall be subject, at their election (except as provided in paragraphs 8.1 and 8.5 below) to the following conditions:

         8.1 The Agreement and the transactions contemplated herein shall have been approved by the holders of the outstanding shares of beneficial interest in the Acquired Fund in accordance with the provisions of the Declaration of Trust and By-Laws of the Multi-Portfolio Trust and certified copies of the resolutions evidencing such approval shall have been delivered to the Strategic Equity Series Trust. Notwithstanding anything herein to the contrary, neither the Strategic Equity Series Trust nor the Multi-Portfolio Trust may waive the conditions set forth in this paragraph 8.1;

         8.2 On the Closing Date, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or to obtain damages or other relief in connection with this Agreement or the transactions contemplated herein;

         8.3 All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Strategic Equity Series Trust or the Multi-Portfolio Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent order or permit would not involve a risk of a material adverse effect on the assets or properties of the Strategic Equity Series Trust or the Multi-Portfolio Trust.

         8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

         8.5 The parties shall have received an opinion from the law firm of Goodwin, Procter & Hoar LLP addressed to the Strategic Equity Series Trust and Multi-Portfolio Trust substantially to the effect that the transaction contemplated by this Agreement shall constitute a tax-free reorganization for Federal income tax purposes. The delivery of such opinion is conditioned upon receipt by the law firm of Goodwin, Procter & Hoar LLP of representations it shall request of the Strategic Equity Series Trust and the Multi-Portfolio Trust. Notwithstanding anything herein to the contrary, neither the Strategic Equity Series Trust nor the Multi-Portfolio Trust may waive the condition set forth in this paragraph 8.5.

         8.6 At or immediately prior to the Closing, the Acquired Fund shall have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Acquired Fund Shareholders all of such Acquired Fund's investment company taxable income for taxable years ending at or prior to the Closing and all of its net capital gain, if any, realized in taxable years ending at or prior to the Closing (after reduction for any capital loss carry-forward).

9.       BROKERAGE FEES AND EXPENSES

         9.1 The Strategic Equity Series Trust and the Multi-Portfolio Trust each represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

         9.2 All of the expenses and costs of the Reorganization and the transactions contemplated thereby shall be borne by PIC.

10.      ENTIRE AGREEMENT

         10.1 The Strategic Equity Series Trust and the Multi-Portfolio Trust agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

11.      TERMINATION

         This Agreement and the transactions contemplated hereby may be terminated and abandoned by either party by resolution of the party's Board of Trustees, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of such Board, make proceeding with the Agreement inadvisable. In the event of any such termination, there shall be no liability for damages on the part of either the Strategic Equity Series Trust or the Multi-Portfolio Trust, or their respective Trustees or officers, to the other party.

12.      AMENDMENTS

         This agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Multi-Portfolio Trust and the Strategic Equity Series Trust;

provided, however, that following the meeting of the Acquired Fund Shareholders called by the Multi-Portfolio Trust pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

13.      NOTICES

         Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the parties hereto at their principal place of business.

14.      HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF
         LIABILITY

         14.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         14.2 This Agreement may be executed in any number of counterparts each of which shall be deemed an original.

         14.3 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

         14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

         14.5 It is expressly agreed that the obligations of the Multi-Portfolio Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents, or employees of the Multi-Portfolio Trust personally, but shall bind only the trust property of the Multi-Portfolio Trust, as provided in the Declaration of Trust of the Multi-Portfolio Trust. The execution and delivery by such officers of the Multi- Portfolio Trust shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Acquired Fund as provided in the Declaration of Trust of the Multi-Portfolio Trust. The Multi-Portfolio Trust is a series company with multiple series, and has entered into this Agreement on behalf of one such series, the Acquired Fund. With respect to any obligation of the Multi-Portfolio Trust arising hereunder, the Strategic Equity Series Trust and the Acquiring Fund shall look for payment or satisfaction of such obligations solely to the assets and property of the Acquired Fund.

         14.6 It is expressly agreed that the obligations of the Strategic Equity Series Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Strategic Equity Series Trust personally, but shall bind only the trust property of the Strategic Equity Series Trust, as provided in the Declaration of Trust of the Strategic Equity Series Trust. The execution and delivery by such officers of the Strategic Equity Series Trust shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Strategic Equity Series Trust as provided in the Declaration of Trust of the Strategic Equity Series Trust. The Strategic Equity Series Trust is a series company with multiple series, and has entered into this Agreement on behalf of one series, the Acquiring Fund. With respect to any obligation of the Strategic Equity Series Trust arising hereunder, the Multi-Portfolio Trust and the Acquired Fund shall look for payment or satisfaction of such obligations solely to the assets and property of the Acquiring Fund.

         14.7 The sole remedy of a party hereto for a breach of any representation or warranty made in this Agreement by the other party shall be an election by the non-breaching party not to complete the transactions contemplated herein as set forth in Paragraph 6.1 and 7.1.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President and its seal to be affixed hereto and arrested by its Secretary or Assistant Secretary.

                                       PHOENIX STRATEGIC EQUITY SERIES FUND, on behalf of the Phoenix-Seneca Theme Fund


ATTEST:                                By: _____________________________________
___________________________            Name:  Philip R. McLoughlin
G. Jeffrey Bohne                       Title:    President
Secretary

                                       PHOENIX MULTI-PORTFOLIO, on behalf of the Phoenix-Seneca Mid Cap Fund


ATTEST:                                By: _____________________________________
___________________________            Name: Philip R. McLoughlin
G. Jeffrey Bohne                       Title:   President
Secretary

                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                          Acquisition of the Assets of

                           PHOENIX-SENECA MID CAP FUND
                                   a series of
                          Phoenix Multi-Portfolio Fund
                                101 Munson Street
                         Greenfield, Massachusetts 01301
                                 (800) 243-1574

                        By and in Exchange for Shares of

                       PHOENIX-SENECA STRATEGIC THEME FUND
                                   a series of
                      Phoenix Strategic Equity Series Fund
                                101 Munson Street
                         Greenfield, Massachusetts 01301
                                 (800) 243-1574

         This Statement of Additional Information, relating specifically to the proposed transfer of all or substantially all of the assets and all the liabilities of the Phoenix-Seneca Mid Cap Fund, a series of Phoenix Multi-Portfolio Fund, to the Phoenix-Seneca Strategic Theme Fund, a portfolio series of Phoenix Strategic Equity Series Fund, in exchange for shares of the corresponding class of the Strategic Theme Fund, consists of this cover page and the following described documents, each of which is attached hereto and incorporated by reference herein:

         (1) the Statement of Additional Information of Phoenix Strategic Equity Series Fund dated August 27, 1999;

         (2) the Statement of Additional Information of Phoenix Multi-Portfolio Fund dated March 30, 1999;

         (3) the Annual Report of Phoenix Strategic Equity Series Fund for the year ended April 30, 1999;

         (4) the Annual Report of Phoenix Multi-Portfolio Fund for the year ended November 30, 1998;

         (5) the Semiannual Report of Phoenix Multi-Portfolio Fund for the six-month period ended May 31, 1999; and

         (6)      the Pro Forma Financial Statements.

         This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Prospectus/Proxy Statement dated October _, 1999. A copy of the Prospectus/Proxy Statement may be obtained without charge by contacting Equity Planning, at 100 Bright Meadow Boulevard, Post Office Box 2200, Enfield, Connecticut 06083-2200 or by telephoning Equity Planning toll free at 1 (800) 243-4361.

         The date of this Statement of Additional Information is October _,
1999.

                       STATEMENT OF ADDITIONAL INFORMATION

                                TABLE OF CONTENTS

                                                                                                      Page

Statement of Additional Information of Phoenix Strategic Equity Series Fund
dated August 27, 1999                                                                                  B-

Statement of Additional Information of Phoenix Multi-Portfolio Fund dated
March 30, 1999                                                                                         B-

Annual Report of the Phoenix Strategic Equity Series Fund for the year ended
April 30, 1999                                                                                         B-

Annual Report of Phoenix Multi-Portfolio Fund for the year ended
November 30, 1998                                                                                      B-

Semi-Annual Report of Phoenix Multi-Portfolio Fund for the six-month
period ended May 31, 1999                                                                              B-

Pro Forma Financial Statements.

                        PHOENIX EQUITY OPPORTUNITIES FUND
                          PHOENIX STRATEGIC THEME FUND
                             PHOENIX SMALL CAP FUND

                                101 Munson Street
                              Greenfield, MA 01301


                       STATEMENT OF ADDITIONAL INFORMATION
                                 August 27, 1999

   This Statement of Additional Information is not a prospectus, but expands upon and supplements the information contained in the current Prospectus of the Phoenix Strategic Equity Series Fund (the "Trust"), dated August 27, 1999, and should be read in conjunction with it. The Trust's Prospectus may be obtained by calling Phoenix Equity Planning Corporation ("Equity Planning") at (800) 243-4361 or by writing to Equity Planning at 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, CT 06083-2200.


                                TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----


THE TRUST..................................................................   1
INVESTMENT OBJECTIVES AND POLICIES.........................................   1
INVESTMENT RESTRICTIONS....................................................   1
INVESTMENT TECHNIQUES......................................................   2
PERFORMANCE INFORMATION ...................................................   8
PORTFOLIO TRANSACTIONS AND BROKERAGE.......................................  10
SERVICES OF THE ADVISERS...................................................  11
NET ASSET VALUE............................................................  12
HOW TO BUY SHARES..........................................................  12
ALTERNATIVE PURCHASE ARRANGEMENTS..........................................  12
INVESTOR ACCOUNT SERVICES..................................................  15
HOW TO REDEEM SHARES.......................................................  16
DIVIDENDS, DISTRIBUTIONS AND TAXES.........................................  17
TAX SHELTERED RETIREMENT PLANS.............................................  18
THE DISTRIBUTOR............................................................  19
DISTRIBUTION PLANS.........................................................  20
MANAGEMENT OF THE TRUST ...................................................  22
ADDITIONAL INFORMATION.....................................................  29




                        Customer Service: (800) 243-1574
                            Marketing: (800) 243-4361
                        Telephone Orders: (800) 367-5877
                 Telecommunications Device (TTY)-(800) 243-1926


PXP731 (8/99)

                                    THE TRUST

   Phoenix Strategic Equity Series Fund is a diversified open-end management investment company which was organized under Massachusetts law in 1986 as a business trust. The Trust's Prospectus describes the investment objectives of the Phoenix Equity Opportunities Fund (the "Equity Opportunities Fund"), the Phoenix-Seneca Strategic Theme Fund (the "Theme Fund"), and the Phoenix-Engemann Small Cap Fund (the "Small Cap Fund"). The Equity Opportunities Fund, Theme Fund and Small Cap Fund are sometimes collectively referred to as the "Funds." The following discussion supplements the description of these Funds and investment policies and investment techniques in the Prospectus.


                       INVESTMENT OBJECTIVES AND POLICIES
   As discussed in the Prospectus, the investment objective of each Fund is deemed to be a fundamental policy which may not be changed without the approval of the holders of a majority of the outstanding shares of each Fund. Investment restrictions described in this Statement of Additional Information are fundamental policies of each Fund and may not be changed as to any Fund without the approval of such Fund's shareholders. There is no assurance that any Fund will meet its investment objective.

                             INVESTMENT RESTRICTIONS
FUNDAMENTAL POLICIES
   The following investment restrictions constitute fundamental policies of each Fund (unless otherwise indicated) which may be changed only upon approval by the holders of a majority of the outstanding shares of each Fund's shareholders. No Fund may:

1. Borrow money, except that the Theme Fund and Small Cap Fund may borrow money for investment purposes, provided that any such borrowing for investment purposes with respect to such Fund is (a) authorized by the Trustees prior to any public distribution of the shares of such Fund or is authorized by the shareholders of such Fund thereafter, (b) is limited to 33 1/3% of the value of the total assets (taken at market value) of such Fund, and (c) is subject to an agreement by the lender that any recourse is limited to the assets of that Fund with respect to which the borrowing has been made;

2. Underwrite the securities of others;

3. Deal in real estate (including real estate limited partnerships) except that any Fund may purchase marketable securities of companies that deal in real estate or interests therein including real estate investment trusts;

4. Deal in commodities or commodities contracts;

5. Make loans to other persons except that any Fund may lend portfolio securities (up to 33% of net assets at the time the loan is made) to brokers or dealers or other financial institutions not affiliated with the Trust or the Adviser, subject to conditions established by the Adviser (see "Lending of Securities") and enter into repurchase transactions (in accordance with the Trust's current Prospectus).

6. Participate in any joint trading accounts;

7. Pledge, mortgage or hypothecate any securities or other property;

8. Purchase on margin;

9. Engage in short sales;

10. Issue senior securities;

11. Invest more than 25% of its total assets of a Fund in any one industry or group of industries;

12. Purchase any securities (other than U.S. Government obligations) if, as a result, more than 5% of the value of the total assets of such Fund would be invested in securities of a single issuer;

13. Purchase any security if, as a result, more than 10% of any class of securities or more than 10% of the outstanding voting securities of any issuer would be held;

14. Purchase any security for the Equity Opportunities Fund unless (a) the issuer or its predecessor has had a three-year record of continuous operation during which it published balance sheets and income statements, (b) at the end of its last fiscal year, the issuer or its predecessor reported gross receipts of $1,000,000 and (c) the issuer or its predecessor had an operating profit for at least one fiscal year of the five years immediately preceding;

15. Purchase any security of an investment trust except for purchases in the open market where no commission or profit to a sponsor or dealer results from such purchases, other than a customary broker's commission; and

16. Make an investment for the purpose of exercising control or management.

OTHER POLICIES
  The following investment restrictions do not constitute fundamental policies and may be changed without shareholder approval. No Fund may:

   1. Invest more than 15% of its net assets in illiquid securities, including
(a) securities with legal or contractual restrictions on resale (except in the case of securities issued pursuant to Rule 144A sold to qualifying institutional investors under special rules adopted by the Securities and Exchange Commission for which the Trustees of the Trust determine the secondary market is liquid),
(b) repurchase agreements maturing in more than seven days, and (c) securities that are not readily marketable.

   2. Purchase or retain any security of an issuer if the Trust officers, Trustees or Adviser, who individually own beneficially more than 1/2 of 1% of such issuer, together own more than 5% of such issuer's securities.

   3. Invest in interests in oil, gas or other mineral exploration development programs or leases.

   4. Invest more than 5% of a Fund's net assets in warrants and stock rights, valued at the lower of cost or market, or more than 2% of its net assets in warrants and stock rights that are not listed on the New York Stock Exchange or American Stock Exchange.


   In addition, the Theme Fund may invest in preferred stocks, investment grade bonds (Moody's Baa or higher or S&P's BBB or higher), convertible preferred stocks and convertible debentures if in the judgement of the Adviser the investment would further its investment objective.


                              INVESTMENT TECHNIQUES
   The Funds may utilize the following practices or techniques in pursuing its investment objectives.

REPURCHASE AGREEMENTS
   Repurchase Agreements are agreements by which the Funds purchases a security and obtains a simultaneous commitment from the seller (a member bank of the Federal Reserve System or, to the extent permitted by the Investment Company Act of 1940, a recognized securities dealer) that the seller will repurchase the security at an agreed upon price and date. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security.

   A repurchase transaction is usually accomplished either by crediting the amount of securities purchased to the account of the custodian of the Funds maintained in a central depository of book-entry system or by physical delivery of the securities to the Trust's custodian in return for delivery of the purchase price to the seller. Repurchase transactions are intended to be short-term transactions with the seller repurchasing the securities, usually within seven days.

   Even though repurchase transactions usually do not impose market risks on the purchasing Fund, if the seller of the repurchase agreement defaults and does not repurchase the underlying securities, the Fund might incur a loss if the value of the underlying securities declines, and disposition costs may be incurred in connection with liquidating the underlying securities. In addition, if bankruptcy proceedings are commenced regarding the seller, realization upon the underlying securities may be delayed or limited, and a loss may be incurred if the underlying securities decline in value.

SECURITIES AND INDEX OPTIONS
   All Funds may write covered call options and purchase call and put options. Options and the related risks are summarized below.

   WRITING AND PURCHASING OPTIONS. Call options written by a Fund normally will have expiration dates between three and nine months from the date written. During the option period a Fund may be assigned an exercise notice by the broker-dealer through which the call option was sold, requiring the Fund to deliver the underlying security (or cash in the case of securities index calls) against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time as the Fund effects a closing purchase transaction. A closing purchase transaction cannot be effected with respect to an option once the Fund has received an exercise notice.

   The exercise price of a call option written by a Fund may be below, equal to or above the current market value of the underlying security or securities index at the time the option is written.

   A multiplier for an index option performs a function similar to the unit of trading for an option on an individual security. It determines the total dollar value per contract of each point between the exercise price of the option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indices may have different multipliers.

   Securities indices for which options are currently traded include the Standard & Poor's 100 and 500 Composite Stock Price Indices, Computer/Business Equipment Index, Major Market Index, Amex Market Value Index, Computer Technology Index, Oil and Gas Index, NYSE Options Index, Gaming/Hotel Index, Telephone Index, Transportation Index, Technology Index, and Gold/Silver Index. A Fund may write call options and purchase call and put options on any other indices traded on a recognized exchange.

   Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option written by a Fund to prevent an underlying security from being called, or to enable a Fund to write another call option with either a different exercise price or expiration date or both. A Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the amount of the premium received on the call option is more or less than the cost of effecting the closing purchase transaction. If a call option written by a Fund expires unexercised, a Fund will realize a gain in the amount of the premium on the option less the commission paid.

   The option activities of a Fund may increase its portfolio turnover rate and the amount of brokerage commissions paid. A Fund will pay a commission each time it purchases or sells a security in connection with the exercise of an option. These commissions may be higher than those which would apply to purchases and sales of securities directly.

   LIMITATIONS ON OPTIONS. A Fund may write call options only if they are covered and if they remain covered so long as a Fund is obligated as a writer. If a Fund writes a call option on an individual security, a Fund will own the underlying security at all times during the option period. A Fund will write call options on indices only to hedge in an economically appropriate way portfolio securities which are not otherwise hedged with options or financial futures contracts. Call options on securities indices written by a Fund will be "covered" by identifying the specific portfolio securities being hedged.

   To secure the obligation to deliver the underlying security, the writer of a covered call option on an individual security is required to deposit the underlying security or other assets in escrow with the broker in accordance with clearing corporation and exchange rules. In the case of an index call option written by a Fund, a Fund will be required to deposit qualified securities. A "qualified security" is a security against which a Fund has not written a call option and which has not been hedged by a Fund by the sale of a financial futures contract. If at the close of business on any day the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts, a Fund will deposit an amount of cash or liquid assets equal in value to the difference. In addition, when a Fund writes a call on an index which is "in-the-money" at the time the call is written, a Fund will segregate with its custodian bank cash or liquid assets equal in value to the amount by which the call is "in-the-money" times the multiplier times the number of contracts. Any amount segregated may be applied to a Fund's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts.

   A Fund may invest up to 5% of its total assets in exchange-traded or over-the-counter call and put options. A Fund may sell a call option or a put option which it has previously purchased prior to the purchase (in the case of a call) or the sale (in the case of a put) of the underlying security. Any such sale of a call option or a put option would result in a net gain or loss, depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid.

   In connection with a Fund qualifying as a regulated investment company under the Internal Revenue Code, other restrictions on a Fund's ability to enter into option transactions may apply from time to time. See "Dividends, Distributions and Taxes."

   RISKS RELATING TO OPTIONS. During the option period, the writer of a call option has, in return for the premium received on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. The writer has no control over the time when it may be required to fulfill its obligation as a writer of the option.

   The risk of purchasing a call option or a put option is that a Fund may lose the premium it paid plus transaction costs. If a Fund does not exercise the option and is unable to close out the position prior to expiration of the option, it will lose its entire investment.

   An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although a Fund will write and purchase options only when the Adviser believes that a liquid secondary market will exist for options of the same series, there can be no assurance that a liquid secondary market will exist for a particular option at a particular time and that a Fund, if it so desires, can close out its position by effecting a closing transaction. If the writer of a covered call option is unable to effect a closing purchase transaction, it cannot sell the underlying security until the option expires or the option is exercised. Accordingly, a covered call writer may not be able to sell the underlying security at a time when it might otherwise be advantageous to do so.

   Possible reasons for the absence of a liquid secondary market on an exchange include: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) inadequacy of the facilities of an exchange or the clearing corporation to handle trading volume; and (v) a decision by one or more exchanges to discontinue the trading of options or impose restrictions on orders.

   Each exchange has established limitations governing the maximum number of call options, whether or not covered, which may be written by a single investor acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Adviser believes that the position limits established by the exchanges will not have any adverse impact upon a Fund or all of the Funds, in the aggregate.

   RISKS OF OPTIONS ON INDICES. Because the value of an index option depends upon movements in the level of the index rather than movements in the price of a particular security, whether a Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of prices in the market generally or in an industry or market segment rather than upon movements in the price of an individual security. Accordingly, successful use by a Fund of options on indices will be subject to the Adviser's ability to predict correctly movements in the direction of the market generally or in the direction of a particular industry. This requires different skills and techniques than predicting changes in the prices of individual securities.

   Index prices may be distorted if trading of certain securities included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of securities included in the index. If this occurred, a Fund would not be able to close out options which it had written or purchased and, if restrictions on exercise were imposed, might be unable to exercise an option it purchased, which would result in substantial losses to a Fund. However, it is the Trust's policy to write or purchase options only on indices which include a sufficient number of securities so that the likelihood of a trading halt in the index is minimized.

   Because the exercise of an index option is settled in cash, an index call writer cannot determine the amount of its settlement obligation in advance and, unlike call writing on portfolio securities, cannot provide in advance for its potential settlement obligation by holding the underlying securities. Consequently, a Fund will write call options on indices only subject to the limitations described above.

   Price movements in securities in a Fund's portfolio will not correlate perfectly with movements in the level of the index and, therefore, a Fund bears the risk that the price of the securities held by the Fund may not increase as much as the level of the index. In this event, the Fund would bear a loss on the call which would not be completely offset by movements in the prices of a Fund's portfolio securities. It is also possible that the index may rise when the value of a Fund's portfolio securities does not. If this occurred, the Fund would experience a loss on the call which would not be offset by an increase in the value of its portfolio and might also experience a loss in the market value of portfolio securities.

   Unless a Fund has other liquid assets which are sufficient to satisfy the exercise of a call on an index, a Fund will be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if a Fund fails to anticipate an exercise, to the extent permissible, it may have to borrow from a bank pending settlement of the sale of securities in its portfolio and pay interest on such borrowing.

   When a Fund has written a call on an index, there is also a risk that the market may decline between the time a Fund has the call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time a Fund is able to sell securities in its portfolio. As with options on portfolio securities, a Fund will not learn that a call has been exercised until the day following the exercise date but, unlike a call on a portfolio security where a Fund would be able to deliver the underlying security in settlement, a Fund may have to sell part of its portfolio securities in order to make settlement in cash, and the price of such securities might decline before they could be sold.

   If a Fund exercises a put option on an index which it has purchased before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If this change causes the exercised option to fall "out-of-the-money" a Fund will be required to pay the difference between the closing index value and the exercise price of the option (multiplied by the applicable multiplier) to the assigned writer. Although a Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

FINANCIAL FUTURES CONTRACTS AND RELATED OPTIONS
   Each Fund may use financial futures contracts and related options to hedge against changes in the market value of its portfolio securities or securities which it intends to purchase. Hedging is accomplished when an investor takes a position in the futures market opposite to his cash market position. There are two types of hedges--long (or buying) and short (or selling) hedges. Historically, prices in the futures market have tended to move in concert with cash market prices, and prices in the futures market have maintained a fairly predictable relationship to prices in the cash market. Thus, a decline in the market value of securities in a Fund's portfolio may be protected against to a considerable extent by gains realized on futures contracts sales. Similarly, it is possible to protect against an increase in the market price of securities which a Fund may wish to purchase in the future by purchasing futures contracts.

   These Funds may purchase or sell any financial futures contracts which are traded on a recognized exchange or board of trade. Financial futures contracts consist of interest rate futures contracts and securities index futures contracts. A public market presently exists in interest rate futures contracts covering long-term U.S. Treasury bonds, U.S. Treasury notes, three-month U.S. Treasury bills and GNMA certificates. Securities index futures contracts are currently traded with respect to the Standard & Poor's 500 Composite Stock Price Index and such other broad-based stock market indices as the New York Stock Exchange Composite Stock Index and the Value Line Composite Stock Price Index. A clearing corporation associated with the exchange or board of trade on which a financial futures contract trades assumes responsibility for the completion of transactions and also guarantees that open futures contracts will be performed.

   In contrast to the situation when such Fund purchases or sells a security, no security is delivered or received by these Funds upon the purchase or sale of a financial futures contract. Initially, these Funds will be required to deposit in a segregated account with its custodian bank an amount of cash, U.S. Treasury bills or liquid high grade debt obligations. This amount is known as initial margin and is in the nature of a performance bond or good faith deposit on the contract. The current initial margin deposit required per contract is approximately 5% of the contract amount. Brokers may establish deposit requirements higher than this minimum. Subsequent payments, called variation margin, will be made to and from the account on a daily basis as the price of the futures contract fluctuates. This process is known as marking to market.

   The writer of an option on a futures contract is required to deposit margin pursuant to requirements similar to those applicable to futures contracts. Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's margin account. This amount will be equal to the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

   Although financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out is accomplished by effecting an offsetting transaction. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of securities and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller immediately would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller immediately would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same securities and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss.

   Such Fund will pay commissions on financial futures contracts and related options transactions. These commissions may be higher than those which would apply to purchases and sales of securities directly.

   LIMITATIONS ON FUTURES CONTRACTS AND RELATED OPTIONS. A Fund may not engage in transactions in financial futures contracts or related options for speculative purposes but only as a hedge against anticipated changes in the market value of its portfolio securities or securities which it intends to purchase. A Fund may not purchase or sell financial futures contracts or related options if, immediately thereafter, the sum of the amount of initial margin deposits on that Fund's existing futures and related options positions and the premiums paid for related options would exceed 5% of the market value of that Fund's total assets after taking into account unrealized profits and losses on any such contracts. At the time of purchase of a futures contract or a call option on a futures contract, any asset, including equity securities and noninvestment grade debt so long as the asset is liquid, unencumbered and marked to market daily ("liquid assets"), equal to the market value of the futures contract minus a Fund's initial margin deposit with respect thereto will be deposited in a pledged account with the Trust's custodian bank to collateralize fully the position and thereby ensure that it is not leveraged.

   The extent to which a Fund may enter into financial futures contracts and related options also may be limited by the requirements of the Internal Revenue Code for qualifications as a regulated investment company. See "Dividends, Distributions and Taxes."

   RISKS RELATING TO FUTURES CONTRACTS AND RELATED OPTIONS. Positions in futures contracts and related options may be closed out only on an exchange which provides a secondary market for such contracts or options. A Fund will enter into an option or futures position only if there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular option or futures contract at any specific time. Thus, it may not be possible to close out a futures or related option position. In the case of a futures position, in the event of adverse price movements a Fund would continue to be required to make daily margin payments. In this situation, if a Fund has insufficient cash to meet daily margin requirements it may have to sell portfolio securities at a time when it may be disadvantageous to do so. In addition, a Fund may be required to take or make delivery of the securities underlying the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on a Fund's ability to hedge its portfolio effectively.

   There are several risks in connection with the use of futures contracts as a hedging device. While hedging can provide protection against an adverse movement in market prices, it can also preclude a hedger's opportunity to benefit from a favorable market movement. In addition, investing in futures contracts and options on futures contracts will cause a Fund to incur additional brokerage commissions and may cause an increase in a Fund's portfolio turnover rate.

   The successful use of futures contracts and related options also depends on the ability of the Adviser to forecast correctly the direction and extent of market movements within a given time frame. To the extent market prices remain stable during the period a futures contract or option is held by a Fund or such prices move in a direction opposite to that anticipated, a Fund may realize a loss on the hedging transaction which is not offset by an increase in the value of its portfolio securities. As a result, a Fund's return for the period may be less than if it had not engaged in the hedging transaction.

   Utilization of futures contracts by a Fund involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the securities which are being hedged. If the price of the futures contract moves more or less than the price of the securities being hedged, a Fund will experience a gain or loss which will not be completely offset by movements in the price of the securities. It is possible that, where a Fund has sold futures contracts to hedge its portfolio against decline in the market, the market may advance and the value of securities held in a Fund's portfolio may decline. If this occurred, a Fund would lose money on the futures contract and would also experience a decline in value in its portfolio securities. Where futures are purchased to hedge against a possible increase in the prices of securities before a Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline; if a Fund then determines not to invest in securities (or options) at that time because of concern as to possible further market decline or for other reasons, a Fund will realize a loss on the futures that would not be offset by a reduction in the price of the securities purchased.

   The market prices of futures contracts may be affected if participants in the futures market also elect to close out their contracts through off-setting transactions rather than to meet margin deposit requirements. In such case, distortions in the normal relationship between the cash and futures markets could result. Price distortions could also result if investors in futures contracts opt to make or take delivery of the underlying securities rather than to engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, due to the fact that, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of market trends may still not result in a successful hedging transaction.

   Compared to the purchase or sale of futures contracts, the purchase of put or call options on futures contracts involves less potential risk for a Fund because the maximum amount at risk is the premium paid for the options plus transaction costs. However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to a Fund while the purchase or sale of the futures contract would not have resulted in a loss, such as when there is no movement in the price of the underlying securities.

LEVERAGE
   The Funds may, from time to time, increase the Theme Fund's and Small Cap Fund's ownership of securities holdings above the amounts otherwise possible by borrowing from banks at fixed amounts of interest and investing the borrowed funds. These Funds will borrow only from banks, and only if immediately after such borrowing the value of the assets of these Funds (including the amount borrowed) less its liabilities (not including any borrowings) is at least three times the amount of funds borrowed for investment purposes. The effect of this provision is to permit the Funds to borrow up to 33 1/3% of the net assets of these Funds, not including the proceeds of any such borrowings. However, the amount of the borrowings will be dependent upon the availability and cost of credit from time to time. If, due to market fluctuations or other reasons, the value of such Fund's assets computed as provided above becomes at any time less than three times the amount of the borrowings for investment purposes, these Funds, within three business days, is required to reduce bank debt to the extent necessary to meet the required 300% asset coverage.

   Interest on money borrowed will be an expense of these Funds with respect to which the borrowing has been made. Because such expense would not otherwise be incurred, the net investment income of such Funds is not expected to be as high as it otherwise would be during periods when borrowings for investment purposes are substantial.

   Bank borrowings for investment purposes must be obtained on an unsecured basis. Any such borrowing must also be made subject to an agreement by the lender that any recourse is limited to the assets of the Fund with respect to which the borrowing has been made.

   Any investment gains made with the additional monies borrowed in excess of interest paid will cause the net asset value of these Funds' shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the monies borrowed) to these Funds, the net asset value of these Funds will decrease faster than would otherwise be the case.

FOREIGN SECURITIES
   Each of the Funds may purchase foreign securities, including those issued by foreign branches of U.S. banks. In any event, such investments in foreign securities will be limited to 25% of the total assets of each Fund (provided, however, the Theme Fund may invest up to 35% of its total assets in the securities of foreign issuers). Investments in foreign securities, particularly those of nongovernmental issuers, involve considerations which are not ordinarily associated with investing in domestic issues. These considerations include changes in currency rates, currency exchange control regulations, the possibility of expropriation, the unavailability of financial information, the difficulty of interpreting financial information prepared under foreign securities markets, the impact of political, social or diplomatic developments, difficulties in invoking legal process abroad and the difficulty of assessing economic trends in foreign countries.

   The Trust may use a foreign custodian in connection with its purchases of foreign securities and may maintain cash and cash equivalents in the care of a foreign custodian. The amount of cash or cash equivalents maintained in the care of eligible foreign custodians will be limited to an amount reasonably necessary to effect the Funds' foreign securities transactions. The use of a foreign custodian invokes considerations which are not ordinarily associated with domestic custodians. These considerations include the possibility of expropriations, restricted access to books and records of the foreign custodian, inability to recover assets that are lost while under the control of the foreign custodian, and the impact of political, social or diplomatic developments.

LOWER RATED CONVERTIBLE SECURITIES
   Convertible securities which are not rated in the four highest categories, in which a Fund may invest, are predominantly speculative with respect to the issuer's capacity to repay principal and interest and may include issues on which the issuer defaults.

LENDING PORTFOLIO SECURITIES
   In order to increase its return on investments, the Theme Fund and Small Cap Fund may make loans of its portfolio securities, as long as the market value of the loaned securities does not exceed 33% of the market or other fair value of that Fund's net assets. Loans of portfolio securities will always be fully collateralized by cash, U.S. Government Securities or other high quality debt securities at no less than 100% of the market value of the loaned securities (as marked to market daily) and made only to borrowers considered by the Adviser to be creditworthy. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities and possibly the loss of the collateral if the borrower fails financially.

FOREIGN CURRENCY TRANSACTIONS
   Each Fund may engage in foreign currency transactions. The following is a description of these transactions:

   FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days ("Term") from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers.

   No Fund intends to enter into such forward contracts if it would have more than 15% of the value of its total assets committed to such contracts on a regular or continuous basis. No Fund will enter into such forward contracts or maintain a net exposure in such contracts where it would be obligated to deliver an amount of foreign currency in excess of the value of its portfolio securities and other assets denominated in that currency. The Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that to do so is in the best interests of a Fund. The Trust's custodian bank will be instructed to pledge liquid assets equal to the value of such contracts. If the value of the securities pledged declines, additional cash or securities will be added so that the pledged amount is not less than the amount of the Fund's commitments with respect to such contracts. Generally, no Fund will enter into a forward contract with a term longer than one year.

   FOREIGN CURRENCY OPTIONS. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period for such options any time prior to expiration.

   A call rises in value if the underlying currency appreciates. Conversely, a put rises in value if the underlying currency depreciates. While purchasing a foreign currency option can protect a Fund against an adverse movement in the value of a foreign currency, it does not limit the gain which might result from a favorable movement in the value of such currency. For example, if a Fund were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. Similarly, if a Fund had entered into a contract to purchase a security denominated in a foreign currency and had purchased a foreign currency call to hedge against a rise in the value of the currency but instead the currency had depreciated in value between the date of purchase and the settlement date, the Fund would not have to exercise its call but could acquire in the spot market the amount of foreign currency needed for settlement.

   FOREIGN CURRENCY FUTURES TRANSACTIONS. Each Fund may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, a Fund may be able to achieve many of the same objectives attainable through the use of foreign currency forward contracts, but more effectively and possibly at a lower cost.

   Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery period and are traded on boards of trade and commodities exchanges. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts.

   REGULATORY RESTRICTIONS. To the extent required to comply with Securities and Exchange Commission Release No. IC-10666, when purchasing a futures contract or writing a put option, each Fund will maintain in a pledged account any asset, including equity securities and noninvestment grade debt so long as the asset is liquid, unencumbered and marked to market daily, equal to the value of such contracts.

   To the extent required to comply with Commodity Futures Trading Commission Regulation 4.5 and thereby avoid "commodity pool operator" status, a Fund will not enter into a futures contract or purchase an option thereon if immediately thereafter the initial margin deposits for futures contracts (including foreign currency and all other futures contracts) held by the Fund plus premiums paid by it for open options on futures would exceed 5% of the Fund's total assets. No Fund will engage in transactions in financial futures contracts or options thereon for speculation, but only to attempt to hedge against changes in market conditions affecting the values of securities which the Fund holds or intends to purchase. When futures contracts or options thereon are purchased to protect against a price increase on securities intended to be purchased later, it is anticipated that at least 75% of such intended purchases will be completed. When other futures contracts or options thereon are purchased, the underlying value of such contracts will at all times not exceed the sum of: (1) accrued profit on such contracts held by the broker; (2) cash or high quality money market instruments set aside in an identifiable manner; and (3) cash proceeds from investments due in 30 days.

INVESTING IN SMALL CAP ISSUERS
   Under normal market conditions, the Small Cap Fund expects to invest at least 65% of its total assets in equity securities of small capitalization companies. Market capitalizations of such issuers are determined at the time of purchase. While the issuers in which the Fund will primarily invest may offer greater opportunities for capital appreciation than larger capitalization issuers, investments in smaller companies may involve greater risks and thus may be considered speculative. For example, small companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. Full development of these companies takes time and, for this reason, the Fund should be considered as a long-term investment and not as a vehicle for seeking short-term profits, nor should an investment in the Fund be considered a complete investment program. In addition, many small company stocks trade less frequently and in smaller volume, and may be subject to more abrupt or erratic price movements than stocks of large companies. The securities of small companies may also be more sensitive to market changes than the securities of large companies. These factors may result in above-average fluctuations in the net asset value of the Fund's shares. The Fund is not an appropriate investment for individual investors requiring safety of principal or a predictable return of income from their investment.

DERIVATIVE INVESTMENTS
   In order to hedge various portfolio positions, including to hedge against price movements in markets in which the Funds anticipate increasing their exposure, the Funds may invest in certain instruments which may be characterized as derivative investments. These investments include various types of interest rate transactions, options and futures. Such investments also may consist of indexed securities. Other of such investments have no express quantitative limitations, although they may be made solely for hedging purposes, not for speculation, and may in some cases be limited as to the type of counter-party permitted. Interest rate transactions involve the risk of an imperfect correlation between the index used in the hedging transactions and that pertaining to the securities which are the subject of such transactions. Similarly, utilization of options and futures transactions involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of the securities or interest rates which are the subject of the hedge. Investments in indexed securities, including inverse securities, subject the Funds to the risks associated with changes in the particular indices, which may include reduced or eliminated interest payments and losses of invested principal.

INDUSTRY CLASSIFICATIONS
   For each of the Funds, industry classifications are established by reference to the Directory of Companies Filing Annual Reports published by the SEC.

                             PERFORMANCE INFORMATION
   The Funds may, from time to time, include total return in advertisements or reports to shareholders or prospective investors. Performance information in advertisements and sales literature may be expressed as the yield of a Class or Fund and as the total return of any Class or Fund.

   Standardized quotations of average annual total return for each Class of Shares of a Fund will be expressed in terms of the average annual compounded rate of return for a hypothetical investment in such Class of Shares of a Fund over periods of 1, 5 and 10 years or up to the life of a Fund, calculated for each Class separately pursuant to the following formula: P(1 + T)(n) = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of each Class's expenses (on an annual basis), deduction of the maximum initial sales load in the case of Class A Shares and the maximum contingent deferred sales charge applicable to a complete redemption of the investment in the case of Class B and Class C Shares, and assume that all dividends and distributions are reinvested when paid. Performance data quoted for Class C Shares covering periods prior to the inception of Class C Shares will reflect historical performance of Class A Shares adjusted for the higher operating expenses applicable to Class C Shares.


   The Funds may, from time to time, include in advertisements containing total return the ranking of those performance figures relative to such figures for groups of mutual funds having similar investment objectives as categorized by ranking services such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Weisenberger Financial Services, Inc. and Morningstar, Inc. Additionally, the Funds may compare its performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as Changing Times, Forbes, Fortune, Money, Barrons, Business Week and Investor's Business Daily, Stanger's Mutual Fund Monitor, The Stanger Register, Stanger's Investment Adviser, The Wall Street Journal, The New York Times, Consumer Reports, Registered Representative, Financial Planning, Financial Services Weekly, Financial World, U.S. News and World Report, Standard & Poor's The Outlook, and Personal Investor. The Funds may, from time to time, illustrate the benefits of tax deferral by comparing taxable investments to investments made through tax-deferred retirement plans. The total return may also be used to compare the performance of the Funds against certain widely acknowledged outside standards or indices for stock and bond market performance, such as the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"), Standard & Poor's 400 MidCap Index ("S&P 400"), Dow Jones Industrial Average, Russell 2000 Index, Russell 2000 Growth Index, Europe Australia Far East Index (EAFE), Consumer Price Index, Lehman Brothers Corporate Index and Lehman Brothers T-Bond Index.

   Advertisements, sales literature and other communications may contain information about the Funds and Adviser's current investment strategies and management style. Current strategies and style may change to allow the Funds to respond quickly to changing market and economic conditions. From time to time, the Funds may include specific portfolio holdings or industries in such communications. To illustrate components of overall performance, the Funds may separate its cumulative and average annual returns into income and capital gains components; or cite separately as a return figure the equity or bond portion of a Fund's portfolio; or compare a Fund's equity or bond return future to well-known indices of market performance, including, but not limited to: the S&P 500, Dow Jones Industrial Average, CS First Boston High Yield Index and Salomon Brothers Corporate and Government Bond Indices.


   For Equity Opportunities Fund for the 1, 5 and 10 year periods ended April 30, 1999, the average annual total return of the Class A Shares was 11.52%, 15.49% and 12.78%, respectively. Class B average annual total return for the 1 year period and since inception July 19, 1994 to April 30, 1999 was 12.34% and 16.34%, respectively. The Theme Fund's 1 year average annual return and since inception October 16, 1995 to April 30, 1999 for Class A shares was 38.03% and 26.05% and, for Class B Shares was 40.14% and 26.57%, respectively. The Theme Fund's Class C Shares 1 year average annual total return and since inception November 3, 1997 to April 30, 1999 was 43.87% and 34.41%, respectively. The Small Cap Fund's 1 year average annual return and from inception October 16, 1995 to April 30, 1999 for Class A shares was (10.14)% and 20.57% and for Class B Shares was (9.84)% and 20.98%, respectively. Performance information reflects only the performance of a hypothetical investment in each Class during the particular time period on which the calculations are based. Performance information should be considered in light of the Fund's investment objectives and policies, characteristics and quality of the portfolio, and the market condition during the given time period, and should not be considered as a representation of what may be achieved in the future.

   The Funds may also compute aggregate cumulative total return for specified periods based on a hypothetical Class A, Class B or Class C account with an assumed initial investment of $10,000. The aggregate total return is determined by dividing the net asset value of this account at the end of the specified period by the value of the initial investment and is expressed as a percentage. Calculation of aggregate total return reflects payment of the Class A Shares' maximum sales charge of 4.75% and assumes reinvestment of all income dividends and capital gain distributions during the period. Based on the foregoing for the Equity Opportunities Fund, the Class A Share's aggregate cumulative total return quotation for the period commencing August 1, 1944 and ending April 30, 1999 was 33,789.44%.


   The Funds also may quote annual, average annual and annualized total return and aggregate total return performance data, for each Class of shares of the Funds, both as a percentage and as a dollar amount based on a hypothetical $10,000 investment for various periods other than those noted below. Such data will be computed as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or aggregate rates of return and (2) the maximum applicable sales charge will not be included with respect to annual, annualized or aggregate rate of return calculations.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

   The Adviser and/or Subadviser places orders for the purchase and sale of securities, supervises their execution and negotiates brokerage commissions on behalf of the Funds. It is the practice of the Adviser and/or Subadviser to seek the best prices and execution of orders and to negotiate brokerage commissions which the Adviser's and/or Subadviser's opinion are reasonable in relation to the value of the brokerage services provided by the executing broker. Brokers who have executed orders for the Funds are asked to quote a fair commission for their services. If the execution is satisfactory and if the requested rate approximates rates currently being quoted by the other brokers selected by the Adviser and/or Subadviser, the rate is deemed by the Adviser and/or Subadviser to be reasonable. Brokers may ask for higher rates of commission if all or a portion of the securities involved in the transaction are positioned by the broker, if the broker believes it has brought the Funds an unusually favorable trading opportunity, or if the broker regards its research services as being of exceptional value, and payment of such commissions is authorized by the Adviser and/or Subadviser after the transaction has been consummated. If the Adviser and/or Subadviser more than occasionally differs with the broker's appraisal of opportunity or value, the broker would not be selected to execute trades in the future.

   The Adviser and/or Subadviser believes that the Funds benefit with a securities industry comprised of many and diverse firms and that the long-term interest of shareholders of the Funds is best served by its brokerage policies which include paying a fair commission rather than seeking to exploit its leverage to force the lowest possible commission rate. The primary factors considered in determining the firms to which brokerage orders are given are the Adviser's and/or Subadviser's appraisal of: the firm's ability to execute the order in the desired manner; the value of research services provided by the firm; and the firm's attitude toward and interest in mutual funds in general, including the sale of mutual funds managed and sponsored by the Adviser and/or Subadviser. The Adviser and/or Subadviser does not offer or promise to any broker an amount or percentage of brokerage commissions as an inducement or reward for the sale of shares of the Funds. Over-the-counter purchases and sales are transacted directly with principal market-makers except in those circumstances where in the opinion of the Adviser and/or Subadviser better prices and execution are available elsewhere.

   In general terms, the nature of research services provided by brokers encompasses statistical and background information, and forecasts and interpretations with respect to U.S. and foreign economies, U.S. and foreign money markets, fixed income markets and equity markets, specific industry groups, and individual issues. Research services will vary from firm to firm, with broadest coverage generally from the large full-line firms. Smaller firms in general tend to provide information and interpretations on a smaller scale, frequently with a regional emphasis. In addition, several firms monitor federal, state, local and foreign political developments; many of the brokers also provide access to outside consultants. The outside research assistance is particularly useful to the Adviser's and/or Subadviser's staff since the brokers as a group tend to monitor a broader universe of securities and other matters than the Adviser's and/or Subadviser's staff can follow. In addition, it provides the Adviser and/or Subadviser with a diverse perspective on financial markets. Research and investment information is provided by these and other brokers at no cost to the Adviser and/or Subadviser and is available for the benefit of other accounts advised by the Adviser and/or Subadviser and its affiliates and not all of this information will be used in connection with the Trust. While this information may be useful in varying degrees and may tend to reduce the Adviser's and/or Subadviser's expenses, it is not possible to estimate its value and in the opinion of the Adviser and/or Subadviser it does not reduce the Adviser's and/or Subadviser's expenses in a determinable amount. The extent to which the Adviser and/or Subadviser makes use of statistical, research and other services furnished by brokers is considered by the Adviser and/or Subadviser in the allocation of brokerage business but there is no formula by which such business is allocated. The Adviser and/or Subadviser does so in accordance with its judgment of the best interest of the Trust and its shareholders.

   The Trust has adopted a policy and procedures governing the execution of aggregated advisory client orders ("bunching procedures") in an attempt to lower commission costs on a per-share and per-dollar basis. According to the bunching procedures, the Adviser and/or Subadviser shall aggregate transactions unless it believes in its sole discretion that such aggregation is inconsistent with its duty to seek best execution (which shall include the duty to seek best price) for the Trust. No advisory account of the Adviser and/or Subadviser is to be favored over any other account and each account that participates in an aggregated order is expected to participate at the average share price for all transactions of the Adviser and/or Subadviser in that security on a given business day, with all transaction costs shared pro rata based on the Trust's participation in the transaction. If the aggregated order is filled in its entirety, it shall be allocated among the Adviser's and/or Subadviser's accounts in accordance with the allocation order, and if the order is partially filled, it shall be allocated pro rata based on the allocation order. Notwithstanding the foregoing, the order may be allocated on a basis different from that specified in the allocation order if all accounts of the Adviser and/or Subadviser whose orders are allocated receive fair and equitable treatment and the reason for such different allocation is explained in writing and is approved in writing by the Adviser's and/or Subadviser's compliance officer as soon as practicable after the opening of the markets on the trading day following the day on which the order is executed. If an aggregated order is partially filled and allocated on a basis different from that specified in the allocation order, no account that is benefited by such different allocation may intentionally and knowingly effect any purchase or sale for a reasonable period following the execution of the aggregated order that would result in it receiving or selling more shares than the amount of shares it would have received or sold had the aggregated order been completely filled. The Trustees will annually review these procedures or as frequently as shall appear appropriate.

   A high rate of Portfolio turnover involves a correspondingly higher amount of brokerage commissions and other costs which must be borne directly by the Trust and indirectly by shareholders.

   During the fiscal years ended April 30, 1997, 1998 and 1999, brokerage commissions paid by the Funds totalled $2,686,635, $3,579,420 and $2,087,042, respectively. During the same periods, no commissions were paid to the Distributor. Brokerage commissions of $246,907 paid during the fiscal year ended April 30, 1999 were paid on portfolio transactions aggregating $216,628,082 executed by brokers who provided research and other statistical and factual information.

                            SERVICES OF THE ADVISERS
   The investment adviser to the Fund is Phoenix Investment Counsel, Inc. ("PIC" or "Adviser"), which is located at 56 Prospect Street, Hartford, Connecticut 06115-0480. PIC also acts as the investment adviser for 14 other mutual funds, as subadviser to three mutual funds, and as adviser to institutional clients. PIC has acted as an investment adviser for over sixty years. PIC was originally organized in 1932 as John P. Chase, Inc. As of December 31, 1998, PIC had approximately $23.9 billion in assets under management. Philip R. McLoughlin, a Trustee and officer of the Fund, is a director of PIC. All other executive officers of the Fund are officers of PIC.

   All of the outstanding stock of PIC is owned by Phoenix Equity Planning Corporation ("Equity Planning" or "Distributor"), a subsidiary of Phoenix Investment Partners, Ltd. ("PXP"). PXP is a New York Stock Exchange traded company that provides investment management and related services to institutional investors, corporations and individuals through operating subsidiaries. Phoenix Home Life Mutual Insurance Company ("Phoenix Home Life") of Hartford, Connecticut is a majority shareholder of PXP. Phoenix Home Life is in the business of writing ordinary and group life and health insurance and annuities. Its principal offices are located at One American Row, Hartford, Connecticut, 06115-2520. Equity Planning, a mutual fund distributor, acts as the national distributor of the Fund's shares and as Financial Agent of the Fund. The principal office of Equity Planning is located at 100 Bright Meadow Boulevard, Enfield, Connecticut, 06082.

   PXP is a publicly-traded independent registered investment advisory firm and has served investors for over 70 years. It manages over $57 billion in assets (as of March 31, 1998) through its investment partners: Aberdeen Fund Managers, Inc. (Aberdeen) in Aberdeen, London, Singapore and Fort Lauderdale; Duff & Phelps Investment Management Co. (Duff & Phelps) in Chicago and Cleveland; Roger Engemann & Associates, Inc. (Engemann) in Pasadena; Seneca Capital Management LLC (Seneca) in San Francisco; Zweig/Glaser Advisers (Zweig) in New York; and Phoenix Investment Counsel, Inc. (Goodwin, Hollister, and Oakhurst divisions) in Hartford, Sarasota and Scotts Valley, CA, respectively.

   Roger Engemann & Associates, Inc. ("Engemann") is the investment subadviser to the fund and is located at 600 North Rosemead Boulevard, Pasadena, California 91107. Engemann acts as adviser to six mutual funds, as subadviser to four other mutual funds and acts as investment adviser to institutions and individuals. As of December 31, 1998, Engemann had $5.9 billion in assets under management. Engemann has been an investment adviser since 1969.

   Seneca Capital Management LLC ("Seneca") is the investment subadviser to the fund and is located at 909 Montgomery Street, San Francisco, California 94133. Seneca acts as a subadviser to nine other mutual funds and as investment adviser to institutions and individuals. As of December 31, 1998, Seneca had $5.9 billion in assets under management. Seneca has been (with its predecessor, GMG/Seneca Capital Management LP ("GMG/Seneca")) an investment adviser since 1989.

   The Adviser provides certain services and facilities required to carry on the day-to-day operations of the Funds (for which it receives a management fee) other than the costs of printing and mailing proxy materials, reports and notices to shareholders; legal, auditing and accounting services; regulatory filing fees and expenses of printing the Trust's registration statement (but the Distributor purchases such copies of the Funds' prospectuses and reports and communications to shareholders as it may require for sales purposes); insurance expense; association membership dues; brokerage fees; and taxes. Each Fund will pay expenses incurred in its own operation and will also pay a portion of the Trust's administration expenses allocated on the basis of the asset values of the respective Fund.

   As compensation for its services, PIC receives a fee from the Equity Opportunities Fund, which is accrued daily against the value of the Fund's net assets and is paid by the Fund monthly. The fee is computed at an annual rate of
 .70% of the Fund's average daily net assets of up to $1 billion, .65% of the Fund's average daily net assets from $1 billion to $2 billion, and .60% of the Fund's average net assets in excess of $2 billion. As compensation for its services, PIC receives a fee from the Theme Fund and the Small Cap Fund which is accrued daily against the value of each Fund's net assets and is paid by the Fund monthly. The fee is computed at an annual rate of 0.75% of the average daily net asset values of each Fund up to $1 billion; 0.70% of such value between $1 billion and $2 billion; and 0.65% of such value in excess of $2 billion. For the fiscal years 1997, and 1998 and 1999, the combined management fees paid by the Funds were $4,145,821, $4,953,597 and $4,367,229, respectively.

   The Management Agreement for Equity Opportunities Fund was approved by the Trustees on March 16, 1993 and by the shareholders of the Equity Opportunities Fund on April 30, 1993. Effective June 1, 1998, National Securities & Research Corporation ("National") assigned its investment advisory agreement for the Equity Opportunities Fund to PIC and PIC now serves as the Adviser to the Fund. PIC and National are both subsidiaries of PXP. The Management Agreement for Strategic

Theme and Small Cap Funds was approved by the Trustees on May 24, 1995. The Management Agreements shall continue in effect for successive annual periods, provided that such continuance is specifically approved annually by a majority of the Trustees who are not interested persons of the parties thereto (as defined in the 1940 Act) and by either (a) the Trustees or (b) vote of a majority of the outstanding securities of the Trust (as defined in the 1940
Act).


   The Management Agreements may be terminated without penalty at any time by the Trustees or by a vote of a majority of the outstanding voting securities of the Trust upon 60 days written notice addressed to the Adviser at its principal place of business; and by the Adviser upon 60 days written notice addressed to the Trust at its principal place of business. The Management Agreements will terminate automatically in the event of their "assignment" as defined in Section 2(a)(4) of the 1940 Act.


                                 NET ASSET VALUE

   The net asset value per share of each Fund is determined as of the close of trading of the New York Stock Exchange (the "Exchange") on days when the Exchange is open for trading. The Exchange will be closed on the following observed national holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Since the Funds do not price securities on weekends or United States national holidays, the net asset value of a Fund's foreign assets may be significantly affected on days when the investor has no access to the Funds. The net asset value per share of a Fund is determined by adding the values of all securities and other assets of the Fund, subtracting liabilities, and dividing by the total number of outstanding shares of the Fund. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the Securities and Exchange Commission. The total liability allocated to a Class, plus that Class's distribution fee and any other expenses allocated solely to that Class, are deducted from the proportionate interest of such Class in the assets of the Fund, and the resulting amount of each is divided by the number of shares of that Class outstanding to produce the net asset value per share.

   A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary exchange for such security by the Trustees or their delegates. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value may not take place for any Fund which invests in foreign securities contemporaneously with the determination of the prices of the majority of the portfolio securities of such Fund. All assets and liabilities initially expressed in foreign currency values will be converted into United States dollar values at the mean between the bid and ask quotations of such currencies against United States dollars as last quoted by any recognized dealer. If an event were to occur after the value of an investment was so established but before the net asset value per share was determined, which was likely to materially change the net asset value, then the instrument would be valued using fair value considerations by the Trustees or their delegates. If at any time a Fund has investments where market quotations are not readily available, such investments are valued at the fair value thereof as determined in good faith by the Trustees although the actual calculations may be made by persons acting pursuant to the direction of the Trustees.

                                HOW TO BUY SHARES
   The minimum initial investment is $500 and the minimum subsequent investment is $25. However, both the minimum initial and subsequent investment amounts are $25 for investments pursuant to the "Investo-Matic" plan, a bank draft investing program administered by Distributor, or pursuant to the Systematic Exchange privilege or for an individual retirement account (IRA). In addition, there are no subsequent investment minimum amounts in connection with the reinvestment of dividend or capital gain distributions. Completed applications for the purchase of shares should be mailed to: Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301.

   The Trust has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Funds' net asset values next computed after they are accepted by an authorized broker or the broker's authorized designee.

                        ALTERNATIVE PURCHASE ARRANGEMENTS

   Shares may be purchased from investment dealers at a price equal to their net asset value per share, plus a sales charge which, at the election of the purchaser, may be imposed either (i) at the time of the purchase (the "initial sales charge alternative") or (ii) on a contingent deferred basis (the "deferred sales charge alternative").

   The alternative purchase arrangements permit an investor to choose the method of purchasing shares that is more beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor wishes to receive distributions in cash or to reinvest them in additional shares of the Funds, and other circumstances. Investors should consider whether, during the anticipated life of their investment in a Fund, the accumulated continuing distribution and services fees and contingent deferred sales charges on Class B or C Shares would be less than the initial sales charge and accumulated distribution services fee on Class A Shares purchased at the same time. NOTE, ONLY THE THEME FUND OFFERS CLASS C SHARES.

   Dividends paid by the Funds, if any, with respect to each Class of Shares will be calculated in the same manner at the same time on the same day, except that fees such as higher distribution and services fees and any incremental transfer agency costs relating to each Class of Shares will be borne exclusively by that Class. See "Dividends, Distributions and Taxes."


CLASS A SHARES

   Class A Shares incur a sales charge when they are purchased and enjoy the benefit of not being subject to any sales charge when they are redeemed. Class A Shares are subject to ongoing distribution and service fees at an annual rate of up to 0.25% of the Funds' aggregate average daily net assets attributable to the Class A Shares. In addition, certain purchases of Class A Shares qualify for reduced initial sales charges.


CLASS B SHARES
   Class B Shares do not incur a sales charge when they are purchased, but they are subject to a sales charge if they are redeemed within five years of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions.


   Class B Shares are subject to ongoing distribution and service fees at an aggregate annual rate of up to 1.00% of the Funds' aggregate average daily net assets attributable to the Class B Shares. Class B Shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The higher ongoing distribution and services fees paid by Class B Shares will cause such shares to have a higher expense ratio and to pay lower dividends, to the extent any dividends are paid, than those related to Class A Shares. Class B Shares will automatically convert to Class A Shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted. The purpose of the conversion feature is to relieve the holders of the Class B Shares that have been outstanding for a period of time sufficient for the adviser and the Distributor to have been compensated for distribution expenses related to the Class B Shares from most of the burden of such distribution related expenses.


   Class B Shares include all shares purchased, pursuant to the deferred sales charge alternative, which have been outstanding for less than the period ending eight years after the end of the month in which the shares were issued. At the end of this period, Class B Shares will automatically convert to Class A Shares and will no longer be subject to the higher distribution and service fees. Such conversion will be on the basis of the relative net asset value of the two Classes without the imposition of any sales load, fee or other charge.

   For purposes of conversion to Class A, shares purchased through the reinvestment of dividends and distributions paid in respect of Class B Shares in a shareholder's Fund account will be considered to be held in a separate subaccount. Each time any Class B Shares in the shareholder's Fund account (other than those in the subaccount) convert to Class A, an equal pro rata portion of the Class B Share dividends in the subaccount will also convert to Class A Shares.

CLASS C SHARES (THEME FUND ONLY)
   Class C Shares are purchased without an initial sales charge but are subject to a deferred sales charge if redeemed within one year of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions. Shares issued in conjunction with the automatic reinvestment of income distributions and capital gain distributions are not subject to any sales charges. Class C Shares are subject to an ongoing distribution and services fee at an aggregate annual rate of up to 1.00% of the Fund's aggregate average daily net assets attributable to Class C Shares. See the Funds' current Prospectus for more information.


   QUALIFIED PURCHASERS. If you fall within any one of the following categories, you will not have to pay a sales charge on your purchase of Class A Shares: (1) trustee, director or officer of the Phoenix Funds, the Phoenix-Engemann Funds, Phoenix-Seneca Funds or any other mutual fund advised, subadvised or distributed by the Adviser, Distributor or any of their corporate affiliates (an "Affiliated Phoenix Fund"); (2) any director or officer, or any full-time employee or sales representative (for at least 90 days) of the Adviser or Distributor; (3) registered representatives and employees of securities dealers with whom Distributor has sales agreements; (4) any qualified retirement plan exclusively for persons described above; (5) any officer, director or employee of a corporate affiliate of the Adviser or Distributor; (6) any spouse, child, parent, grandparent, brother or sister of any person named in (1), (2), (3) or
(5) above; (7) employee benefit plans for employees of the Adviser, Distributor and/or their corporate affiliates; (8) any employee or agent who retires from Phoenix Home Life, Distributor and/or their corporate affiliates; (9) any account held in the name of a qualified employee benefit plan, endowment fund or foundation if, on the date of the initial investment, the plan, fund or foundation has assets of $10,000,000 or more or at least 100 eligible employees;
(10) any person with a direct rollover transfer of shares from an established Phoenix Fund or any other Affiliated Phoenix Fund qualified plan; (11) any Phoenix Home Life separate account which funds group annuity contracts offered to qualified employee benefit plans; (12) any state, county, city, department, authority or similar agency prohibited by law from paying a sales charge; (13) any fully matriculated student in any U.S. service academy; (14) any unallocated account held by a third party administrator, registered investment adviser, Fund company, or bank Fund department which exercises discretionary authority and holds the account in a fiduciary, agency, custodial or similar capacity, if in the aggregate such accounts held by such entity equal or exceed

$1,000,000; (15) any person who is investing redemption proceeds from investment companies other than the Phoenix Funds or any other Affiliated Phoenix Fund if, in connection with the purchases or redemption of the redeemed shares, the investor paid a prior sales charge provided such investor supplies verification that the redemption occurred within 90 days of the Phoenix Fund purchase and that a sales charge was paid; (16) any deferred compensation plan established for the benefit of any Phoenix Fund or any other Affiliated Phoenix Fund trustee or director; provided that sales to persons listed in (1) through (16) above are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the shares so acquired will not be resold except to the Fund; (17) purchasers of Class A Shares bought through investment advisers and financial planners who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients;
(18) retirement plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 403(b) or 457 of the Internal Revenue Code), and "rabbi trusts" that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for such purchases; (19) 401(k) participants in the Merrill Lynch Daily K Plan (the "Plan") if the Plan has at least $3 million in assets or 500 or more eligible employees; (20) clients of investment advisors or financial planners who buy shares for their own accounts but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements (each of the investors described in (17) through (20) may be charged a fee by the broker, agent or financial intermediary for purchasing shares).

   COMBINATION PURCHASE PRIVILEGE. Your purchase of any class of shares of this or any other Affiliated Phoenix Fund (other than Phoenix Money Market Fund Series Class A Shares), if made at the same time by the same "person," will be added together to determine whether the combined sum entitles you to an immediate reduction in sales charges. A "person" is defined in this and the following sections as (a) any individual, their spouse and minor children purchasing shares for his or their own account (including an IRA account) including his or their own trust; (b) a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (even though more than one beneficiary may exist); (c) multiple employer trusts or Section 403(b) plans for the same employer; (d) multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third party administrator; or (e) trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to funds over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held of record in the name, or nominee name, of the entity placing the order.

   An "Affiliated Phoenix Fund" means any other mutual fund advised, subadvised or distributed by the Adviser or Distributor or any corporate affiliate of either or both the Adviser and Distributor provided such other mutual fund extends reciprocal privileges to shareholders of the Phoenix Fund.

   LETTER OF INTENT. If you sign a Letter of Intent, your purchase of any class of shares of this or any other Affiliated Phoenix Fund (other than Phoenix Money Market Fund Series Class A Shares), if made by the same person within a 13-month period, will be added together to determine whether you are entitled to an immediate reduction in sales charges. Sales charges are reduced based on the overall amount you indicate that you will buy under the Letter of Intent. The Letter of Intent is a mutually non-binding arrangement between you and the Distributor. Since the Distributor doesn't know whether you will ultimately fulfill the Letter of Intent, shares worth 5% of the amount of each purchase will be set aside until you fulfill the Letter of Intent. When you buy enough shares to fulfill the Letter of Intent, these shares will no longer be restricted. If, on the other hand, you do not satisfy the Letter of Intent, or otherwise wish to sell any restricted shares, you will be given the choice of either buying enough shares to fulfill the Letter of Intent or paying the difference between any sales charge you previously paid and the otherwise applicable sales charge based on the intended aggregate purchases described in the Letter of Intent. You will be given 20 days to make this decision. If you do not exercise either election, the Distributor will automatically redeem the number of your restricted shares needed to make up the deficiency in sales charges received. The Distributor will redeem restricted Class A Shares before Class C or B Shares, respectively. Oldest shares will be redeemed before selling newer shares. Any remaining shares will then be deposited to your account.

   RIGHT OF ACCUMULATION. Your purchase of any class of shares of this or any other Affiliated Phoenix Fund, if made over time by the same person may be added together to determine whether the combined sum entitles you to a prospective reduction in sales charges. You must provide certain account information to the Distributor to exercise this right.

   ASSOCIATIONS. Certain groups or associations may be treated as a "person" and qualify for reduced Class A share sales charges. The group or association must:
(1) have been in existence for at least six months; (2) have a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge; (3) work through an investment dealer; or (4) not be a group whose sole reason for existing is to consist of members who are credit card holders of a particular company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.

CLASS B SHARES--WAIVER OF SALES CHARGES
   The CDSC is waived on the redemption (sale) of Class B Shares if the redemption is made (a) within one year of death (i) of the sole shareholder on an individual account, (ii) of a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) of the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account; (b) within one year of disability, as defined in Code Section 72(m)(7);
(c) as a mandatory distribution upon reaching age 70 1/2 under any retirement plan qualified under Code Sections 401, 408 or 403(b) or resulting from the tax-free return of an excess contribution to an IRA; (d) by 401(k) plans using an approved participant tracking system for participant hardships, death, disability or normal retirement, and loans which are subsequently repaid; (e) from the Merrill Lynch Daily K Plan ("Plan") invested in Class B Shares, in which such shares the Distributor has not paid the dealer the Class B sales commission; (f) based on the exercise of exchange privileges among Class B Shares of this or any other Affiliated Phoenix Fund; (g) based on any direct rollover transfer of shares from an established Affiliated Phoenix Fund qualified plan into an Affiliated Phoenix Fund IRA by participants terminating from the qualified plan; and (h) based on the systematic withdrawal program. If, as described in condition (a) above, an account is transferred to an account registered in the name of a deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death. If the Class B Shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC.

CONVERSION FEATURES--CLASS B SHARES
   Class B Shares will automatically convert to Class A Shares of the same Portfolio eight years after they are purchased. Conversion will be on the basis of the then-prevailing net asset value of Class A and B Shares. There is no sales load, fee or other charge for this feature. Class B Shares acquired through dividend or distribution reinvestments will be converted into Class A Shares at the same time that other Class B Shares are converted based on the proportion that the reinvested shares bear to purchased Class B Shares. The conversion feature is subject to the continuing availability of an opinion of counsel or a ruling of the Internal Revenue Service that the assessment of the higher distribution fees and associated costs with respect to Class B Shares does not result in any dividends or distributions constituting "preferential dividends" under the Code, and that the conversion of shares does not constitute a taxable event under federal income tax law. If the conversion feature is suspended, Class B Shares would continue to be subject to the higher distribution fee for an indefinite period. Even if the Fund was unable to obtain such assurances, it might continue to make distributions if doing so would assist in complying with its general practice of distributing sufficient income to reduce or eliminate federal taxes otherwise payable by the Fund.

                            INVESTOR ACCOUNT SERVICES
   The Funds offer accumulation plans, withdrawal plans and reinvestment and exchange privileges. Certain privileges may not be available in connection with all classes. In most cases, changes to account services may be accomplished over the phone. Inquiries regarding policies and procedures relating to shareholder account services should be directed to Shareholder Services at (800) 243-1574.

EXCHANGES
   Under certain circumstances, shares of any Affiliated Phoenix Fund may be exchanged for shares of the same Class of another Affiliated Phoenix Fund on the basis of the relative net asset values per share at the time of the exchange. Exchanges are subject to the minimum initial investment requirement of the designated Fund or Series, except if made in connection with the Systematic Exchange privilege. Shareholders may exchange shares held in book-entry form for an equivalent number (value) of the same Class of shares of any other Affiliated Phoenix Fund, if currently offered. Exchanges will be based upon each fund's net asset value per share next computed after the close of business, without sales charge. On exchanges with share classes that carry a contingent deferred sales charge, the CDSC schedule of the original shares purchased continues to apply. The exchange of shares is treated as a sale and purchase for federal income tax purposes (see also "Dividends, Distributions and Taxes").


   SYSTEMATIC EXCHANGES. If the conditions above have been met, you or your broker may, by telephone or written notice, elect to have shares exchanged for the same Class of shares of another Affiliated Phoenix Fund automatically on a monthly, quarterly, semiannual or annual basis or may cancel this privilege at any time. If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that shares be automatically exchanged at predetermined intervals for shares of the same Class of another Affiliated Phoenix Fund. This requirement does not apply to Phoenix "Self Security" program participants. Systematic exchanges will be executed upon the close of business on the 10th day of each month or the next succeeding business day. Systematic exchange forms are available from the Distributor.

DIVIDEND REINVESTMENT ACROSS ACCOUNTS
   If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that any dividends and distributions paid with respect to shares in that account be automatically reinvested in a single account of one of the other Affiliated Phoenix Funds at net asset value. You should obtain a current prospectus and consider the objectives and policies of each fund carefully before directing dividends and distributions to another fund. Reinvestment election forms and prospectuses are available from Equity

Planning. Distributions may also be mailed to a second payee and/or address. Requests for directing distributions to an alternate payee must be made in writing with a signature guarantee of the registered owner(s). To be effective with respect to a particular dividend or distribution, notification of the new distribution option must be received by the Transfer Agent at least three days prior to the record date of such dividend or distribution. If all shares in your account are repurchased or redeemed or transferred between the record date and the payment date of a dividend or distribution, you will receive cash for the dividend or distribution regardless of the distribution option selected.


INVEST-BY-PHONE
   This expedited investment service allows a shareholder to make an investment in an account by requesting a transfer of funds from the balance of their bank account. Once a request is phoned in, Equity Planning will initiate the transaction by wiring a request for monies to the shareholder's commercial bank, savings bank or credit union via Automated Clearing House (ACH). The shareholder's bank, which must be an ACH member, will in turn forward the monies to Equity Planning for credit to the shareholder's account. ACH is a computer based clearing and settlement operation established for the exchange of electronic transactions among participating depository institutions.

   To establish this service, please complete an Invest-by-Phone Application and attach a voided check if applicable. Upon Equity Planning's acceptance of the authorization form (usually within two weeks) shareholders may call toll free
(800) 367-5877 prior to 3:00 p.m. (New York time) to place their purchase request. Instructions as to the account number and amount to be invested must be communicated to Equity Planning. Equity Planning will then contact the shareholder's bank via ACH with appropriate instructions. The purchase is normally credited to the shareholder's account the day following receipt of the verbal instructions. The Fund may delay the mailing of a check for redemption proceeds of Fund shares purchased with a check or via Invest-by-Phone service until the Fund has assured itself that good payment has been collected for the purchase of the shares, which may take up to 15 days. The Fund and Equity Planning reserve the right to modify or terminate the Invest-by-Phone service for any reason or to institute charges for maintaining an Invest-by-Phone account.

SYSTEMATIC WITHDRAWAL PROGRAM
   The Systematic Withdrawal Program allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual or annual basis. A sufficient number of full and fractional shares will be redeemed so that the designated payment is made on or about the 20th day of the month. Shares are tendered for redemption by the Transfer Agent, as agent for the shareowner, on or about the 15th of the month at the closing net asset value on the date of redemption. The Systematic Withdrawal Program also provides for redemptions to be tendered on or about the 10th, 15th or 25th of the month with proceeds to be directed through Automated Clearing House (ACH) to your bank account. In addition to the limitations stated below, withdrawals may not be less than $25 and minimum account balance requirements shall continue to apply.

   Shareholders participating in the Systematic Withdrawal Program must own shares of a Fund worth $5,000 or more, as determined by the then current net asset value per share, and elect to have all dividends reinvested. The purchase of shares while participating in the withdrawal program will ordinarily be disadvantageous to the Class A Shares investor since a sales charge will be paid by the investor on the purchase of Class A Shares at the same time as other shares are being redeemed. For this reason, investors in Class A Shares may not participate in an automatic investment program while participating in the Systematic Withdrawal Program.

   Through the Program, Class B shareholders may withdraw up to 1% of their aggregate net investments (purchases, at initial value, to date net of non-Program redemptions) each month or up to 3% of their aggregate net investments each quarter without incurring otherwise applicable contingent deferred sales charges. Class B shareholders redeeming more shares than the percentage permitted by the withdrawal program will be subject to any applicable contingent deferred sales charge on all shares redeemed. Accordingly, the purchase of Class B Shares will generally not be suitable for an investor who anticipates withdrawing sums in excess of the above limits shortly after purchase.

                              HOW TO REDEEM SHARES

   Under the 1940 Act, payment for shares redeemed must ordinarily be made within seven days after tender. The right to redeem shares may be suspended and payment therefor postponed during periods when the New York Stock Exchange is closed, other than customary weekend and holiday closings, or if permitted by rules of the Securities and Exchange Commission, during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Trust to dispose of its securities or to determine fairly the value of its net assets or during any other period permitted by order of the Securities and Exchange Commission for the protection of investors. Furthermore, the Transfer Agent will not mail redemption proceeds until checks received for shares purchased have cleared, which may take up to 15 days or more after receipt of the check. See the Funds' current Prospectus for further information.

   The Trust has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Funds' net asset values next computed after they are accepted by an authorized broker or the broker's authorized designee.

   Redemptions by Class B and Class C shareholders will be subject to the applicable deferred sales charge, if any.


REDEMPTION OF SMALL ACCOUNTS

   Each shareholder account in the Funds which has been in existence for at least one year and has a value of less than $200 may be redeemed upon the giving of not less than 30 days written notice to the shareholder mailed to the address of record. During the 60 day period the shareholder has the right to add to the account to bring its value to $200 or more. See the Funds' current Prospectus for more information.

BY MAIL
   Shareholders may redeem shares by making written request, executed in the full name of the account, directly to Phoenix Funds c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. However, when certificates for shares are in the possession of the shareholder, they must be mailed or presented, duly endorsed in the full name of the account, with a written request to Equity Planning that the Trust redeem the shares. See the Funds' current Prospectus for more information.

TELEPHONE REDEMPTIONS
   Shareholders who do not have certificated shares may redeem up to $50,000 worth of their shares by telephone. See the Funds' current Prospectus for additional information.


REDEMPTION IN KIND
   To the extent consistent with state and federal law, the Fund may make payment of the redemption price either in cash or in kind. However, the Fund has elected to pay in cash all requests for redemption by any shareholder of record, limited in respect to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. This election has been made pursuant to Rule 18f-1 under the Investment Company Act of 1940 and is irrevocable while the Rule is in effect unless the Securities and Exchange Commission, by order, permits the withdrawal thereof. In case of a redemption in kind, securities delivered in payment for shares would be readily marketable and valued at the same value assigned to them in computing the net asset value per share of the Fund. A shareholder receiving such securities would incur brokerage costs when he sold the securities.


REINVESTMENT PRIVILEGE
   Shareholders who may have overlooked features of their investment at the time they redeemed have a privilege of reinvestment of their investment at net asset value. See the Funds' current Prospectus for more information and conditions attached to this privilege.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES
   Each Fund is treated as a separate entity for federal income tax purposes. Each Fund intends to elect to be treated as a regulated investment company ("RIC") and qualify annually as such under certain provisions of the Internal Revenue Code (the "Code"). Under such provisions, each Fund will not be subject to federal income tax on such part of its ordinary income and net realized capital gains which it distributes to shareholders provided it meets certain distribution requirements. To qualify for treatment as a regulated investment company, each Fund must, among other things, derive in each taxable year at least 90% of its gross income from dividends, interest and gains from the sale or other disposition of securities. If in any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income will be taxed to the Fund at corporate rates.

   The Code imposes a 4% nondeductible excise tax on a regulated investment company if it does not distribute to its shareholders during the calendar year an amount equal to 98% of the Fund's net ordinary income, with certain adjustments, for such calendar year, plus 98% of the Fund's net capital gains for the 12-month period ending on October 31 of such calendar year. In addition, an amount equal to any undistributed investment company taxable income or capital gain net income from the previous calendar year must also be distributed to avoid the excise tax. The excise tax is imposed on the amount by which the regulated investment company does not meet the foregoing distribution requirements. If a Fund has taxable income that would be subject to the excise tax, the Fund intends to distribute such income so as to avoid payment of the excise tax.

   Under another provision of the Code, any dividend declared by the Funds to shareholders of record in October, November and December of any year will be deemed to have been received by, and will be taxable to shareholders as of December 31 of such year, provided that the dividend is actually paid by a Fund before February 1 of the following year.

   The Funds' policy is to distribute to its shareholders all or substantially all investment company taxable income as defined in the Code and any net realized capital gains for each year and consistent therewith to meet the distribution requirements of Part I of subchapter M of the Code. Each Fund intends to meet the other requirements of Part I of subchapter M, including the requirements with respect to diversification of assets and sources of income, so that each Fund will pay no taxes on net investment income and net realized capital gains distributed to shareholders.

   Under certain circumstances, the sales charge incurred in acquiring shares of a Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of a Fund are disposed of within 90 days after the date on which they were acquired and new shares of a regulated investment company are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss realized on the disposition will be determined by excluding from the tax basis of the shares disposed of all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of the shareholder having incurred a sales charge initially. The portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares.

   Distributions by a Fund reduce the net asset value of the Fund's shares. Should a distribution reduce the net asset value of a share below a shareholder's cost for the shares, such a distribution nevertheless generally would be taxable to the shareholder as ordinary income or long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution by a Fund. The price of shares purchased at that time may include the amount of the forthcoming distribution, but the distribution generally would be taxable to them.

   Transactions in options on stock indices are subject to the Code rules of section 1256. Pursuant to these rules, such options, whether sold by a Fund during a taxable year or held by a Fund at the close of its taxable year, will be treated as if sold for their market value, with 40% of any resulting gain or loss treated as short-term and 60% long-term.

   A high portfolio turnover rate may result in the realization of larger amounts of short-term gains, which are taxable to shareholders as ordinary income.

IMPORTANT NOTICE REGARDING TAXPAYER IRS CERTIFICATION
   Pursuant to IRS Regulations, the Funds may be required to withhold 31% of all reportable payments including any taxable dividends, capital gains distributions or share redemption proceeds, for an account which does not have a taxpayer identification number or social security number and certain required certifications. The Funds reserve the right to refuse to open an account for any person failing to provide a taxpayer identification number along with the required certifications.

   Each Fund will furnish its shareholders, within 31 days after the end of the calendar year, with information which is required by the Internal Revenue Service for preparing income tax returns.

   Investors are urged to consult their attorney or tax adviser regarding specific questions as to federal, foreign, state or local taxes.

                         TAX SHELTERED RETIREMENT PLANS

   Shares of the Fund are offered in connection with the following qualified prototype retirement plans: IRA, Rollover IRA, SEP-IRA, SIMPLE IRA, Roth IRA, 401(k), Profit-Sharing, Money Purchase Pension Plans and 403(b) Retirement Plans. Write or call Equity Planning (800) 243-4361 for further information about the plans.

MERRILL LYNCH DAILY K PLAN
   Class A Shares of a Fund are made available to Merrill Lynch Daily K Plan (the "Plan") participants at NAV without an initial sales charge if:

   (i) the Plan is recordkept on a daily valuation basis by Merrill Lynch and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets invested in broker/dealer funds not advised or managed by Merrill Lynch Asset Management L.P. ("MLAM") that are made available pursuant to a Service Agreement between Merrill Lynch and the fund's principal underwriter or distributor and in funds advised or managed by MLAM (collectively, the "Applicable Investments");

   (ii) the Plan is recordkept on a daily valuation basis by an independent recordkeeper whose services are provided through a contract or alliance arrangement with Merrill Lynch, and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets, excluding money market funds, invested in Applicable Investments; or

   (iii) the Plan has 500 or more eligible employees, as determined by a Merrill Lynch plan conversion manager, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement.

   Alternatively, Class B Shares of a Fund are made available to Plan participants at NAV without a CDSC if the Plan conforms with the requirements for eligibility set forth in (i) through (iii) above but either does not meet the $3 million asset threshold or does not have 500 or more eligible employees.

   Plans recordkept on a daily basis by Merrill Lynch or an independent recordkeeper under a contract with Merrill Lynch that are currently investing in Class B Shares of a Fund convert to Class A Shares once the Plan has reached $5 million invested in Applicable Investments, or after the normal holding period of seven years from the initial date of purchase.

                                 THE DISTRIBUTOR
   Phoenix Equity Planning Corporation (the "Equity Planning" or "Distributor"), an indirect, less than wholly-owned subsidiary of Phoenix Home Life and an affiliate of PIC, serves as Distributor for the Funds. The address of the Distributor is 100 Bright Meadow Blvd., P.O. Box 2200, Enfield, Connecticut 06083-2200. The Distributor conducts a continuous offering pursuant to a "best efforts" arrangement requiring the Distributor to take and pay for only such securities as may be sold to the public. During the fiscal years 1997, 1998 and 1999, purchasers of Fund shares paid aggregate sales charges of $4,241,930, $2,025,485 and $1,723,056, respectively, of which the Distributor for the Funds received net commissions of $736,095, $1,058,952 and $1,279,374, respectively, for its services, the balance being paid to dealers. For the fiscal year ended April 30, 1999, the Distributor received net commissions of $55,140 for Class A Shares and deferred sales charges of $1,224,234 for Class B and Class C Shares.


   The Underwriting Agreement may be terminated at any time on not more than 60 days written notice, without payment of a penalty, by the Distributor, by vote of a majority of the outstanding voting securities of the Trust, or by vote of a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plans or in any related agreements.

The Underwriting Agreement will terminate automatically in the event of its assignment.


DEALER CONCESSIONS
   Dealers with whom the Distributor has entered into sales agreements receive a discount or commission as described below.

           Amount of
          Transaction           Sales Charge as a percentage    Sales Charge as a percentage         Dealer Discount
       at Offering Price              of Offering Price             of Amount Invested        Percentage of Offering Price
-----------------------------------------------------------------------------------------------------------------------------
Under $50,000                                4.75%                         4.99%                          4.25%
$50,000 but under $100,000                   4.50                          4.71                           4.00
$100,000 but under $250,000                  3.50                          3.63                           3.00
$250,000 but under $500,000                  3.00                          3.09                           2.75
$500,000 but under $1,000,000                2.00                          2.04                           1.75
$1,000,000 or more                           None                          None                           None

   In addition to the dealer discount on purchases of Class A Shares, the Distributor intends to pay investment dealers a sales commission of 4% of the sale price of Class B Shares and a sales commission of 1% of the sale price of Class C Shares sold by such dealers. This sales commission will not be paid to dealers for sales of Class B or Class C Shares purchased by 401(k) participants of the Merrill Lynch Daily K Plan (the "Plan") due to waiver of the CDSC for these Plan participants' purchases. Your broker, dealer or investment adviser may also charge you additional commissions or fees for their services in selling shares to you provided they notify the Distributor of their intention to do so.

   Dealers and other entities who enter into special arrangements with the Distributor may receive compensation for the sale and promotion of shares of the Fund and/or for providing other shareholder services. Such fees are in addition to the sales commissions referenced above and may be based upon the amount of sales of fund shares by a dealer; the provision of assistance in marketing of fund shares; access to sales personnel and information dissemination services; provision of recordkeeping and administrative services to qualified employee benefit plans; and other criteria as established by the Distributor. Depending on the nature of the services, these fees may be paid either from the Fund through distribution fees, service fees or transfer agent fees or in some cases, the Distributor may pay certain fees from its own profits and resources. From its own profits and resources, the Distributor does intend to: (a) sponsor training and educational meetings and provide additional compensation to qualifying dealers in the form of trips, merchandise or expense reimbursements;
(b) from time to time, pay special incentive and retention fees to qualified wholesalers, registered financial institutions and third party marketers; (c) pay broker/dealers an amount equal to 1% of the first $3 million of Class A Share purchases by an account held in the name of a qualified employee benefit plan with at least 100 eligible employees, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million; and (d) excluding purchases as described in (c) above, pay broker/dealers an amount equal to 1% of the amount of Class A Shares sold above $1 million but under $3 million, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million. If part or all of such investment, including investments by qualified employee benefit plans, is subsequently redeemed within one year of the investment date, the broker/dealer will refund to the Distributor such amounts paid with respect to the investment. In addition, the Distributor may pay the entire applicable sales charge on purchases of Class A Shares to selected dealers and agents. From its own profits and resources, the Distributor intends to pay the following additional compensation to Merrill Lynch, Pierce, Fenner & Smith, Inc.: 0.25% on sales of Class A and B shares, 0.10% on sales of Class C shares, 0.10% on sales of Class A shares sold at net asset value, and 0.10% annually on the average daily net asset value of fund shares on which Merrill Lynch is broker of record and which such shares exceed the amount of assets on which Merrill Lynch is broker of record as of July 1, 1999. Any dealer who receives more than 90% of a sales charge may be deemed to be an "underwriter" under the Securities Act of 1933. Equity Planning reserves the right to discontinue or alter such fee payment plans at any time.

ADMINISTRATIVE SERVICES
   Equity Planning also acts as administrative agent of the Trust and as such performs administrative, bookkeeping and pricing functions for the Funds. For services as financial agent, Equity Planning will be paid a fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC, Inc., as subagent, to the financial agent, plus (2) the documented cost of the financial agent to provide financial reporting and tax services and oversight of the subagent's performance. The current fee schedule of PFPC, Inc. is based upon the average of the aggregate daily net asset values of each Fund, at the following incremental annual rates:


               First $200 million                            .085%
               $200 million to $400 million                  .05%
               $400 million to $600 million                  .03%
               $600 million to $800 million                  .02%
               $800 million to $1 billion                    .015%
               Greater than $1 billion                       .0125%


   Percentage rates are applied to the aggregate daily net asset values of the Funds. PFPC, Inc. also charges minimum fees and additional fees for each additional class of fund shares. Equity Planning retains PFPC, Inc. as subagent for each of the funds for which Equity Planning serves as financial agent. PFPC, Inc. agreed to a modified fee structure and waived certain charges. Because PFPC, Inc.'s arrangement would have favored smaller funds over larger funds, Equity Planning reallocates PFPC, Inc.'s overall asset-based charges among all funds for which it serves as financial agent on the basis of the relative net assets of each fund. As a result, the PFPC, Inc. charges to the Funds are expected to be slightly less than the amount that would be found through direct application of the table illustrated above. For its services during the Trust's fiscal year ended April 30, 1999, Equity Planning received $523,541.


                               DISTRIBUTION PLANS

   The Trust has adopted separate amended and restated distribution plans under Rule 12b-1 of the 1940 Act for each Class of Shares of each Fund of the Trust (the "Class A Plan," the "Class B Plan," the "Class C Plan," and collectively the "Plans"). The Plans permit the Trust to reimburse the Distributor for expenses incurred in connection with activities intended to promote the sale of shares of each Class of Shares of the Trust and to pay the Distributor for providing shareholder services.

   Pursuant to the Plans, the Funds will pay the Distributor 0.25% annually of the average daily net assets of the Funds for furnishing services to shareholders (the "Service Fee") and will reimburse the Distributor for actual expenses of the Distributor up to 0.75% of the average daily net assets of the Funds' Class B Shares and Class C Shares, respectively. Expenditures under the Plans shall consist of: (i) commissions to sales personnel for selling shares of the Funds (including underwriting fees and financing expenses incurred in connection with the payment of commissions); (ii) compensation, sales incentives and payments to sales, marketing and service personnel; (iii) payments to broker-dealers and other financial institutions which have entered into agreements with the Distributor in the form of the Dealer Agreement for Phoenix Funds for services rendered in connection with the sale and distribution of shares of the Funds; (iv) payment of expenses incurred in sales and promotional activities, including advertising expenditures related to the Funds; (v) the costs of preparing and distributing promotional materials; (vi) the cost of printing the Funds' Prospectus and Statement of Additional Information for distribution to potential investors; and (vii) such other similar services that the Trustees determine are reasonably calculated to result in the sale of shares of the Funds.

   From the Service Fee the Distributor expects to pay a quarterly fee to qualifying broker/dealer firms, as compensation for providing personal services and/or the maintenance of shareholder accounts, with respect to shares sold by such firms. This fee will not exceed on an annual basis 0.25% of the average annual net asset value of such shares, and will be in addition to sales charges on Fund shares which are reallowed to such firms. To the extent that the entire amount of the Service Fee is not paid to such firms, the balance will serve as compensation for personal and account maintenance services furnished by the Distributor. The Distributor also pays to dealers as additional compensation with respect to Class C Shares, 0.75% of the average annual net asset value of that class.

   From its own resources or pursuant to the Plan, and subject to the dealers' prior approval, the Distributor may provide additional compensation to registered representatives of dealers in the form of travel expenses, meals, and lodging associated with training and educational meetings sponsored by the Distributor. The Distributor may also provide gifts amounting in value to less than $100, and occasional meals or entertainment, to registered representatives of dealers. Any such travel expenses, meals, lodging, gifts or entertainment paid will not be preconditioned upon the registered representatives' or dealers' achievement of a sales target. The Distributor may, from time to time, reallow the entire portion of the sales charge on Class A shares which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.


   In order to receive payments under the Plans, participants must meet such qualifications to be established in the sole discretion of the Distributor, such as services to the Funds' shareholders; or services providing the Funds with more efficient methods of offering shares to coherent groups of clients, members or prospects of a participant; or services permitting bulking of purchases or sales, or transmission of such purchases or sales by computerized tape or other electronic equipment; or other processing.

   The fee received by the Distributor under the early years of the Plans is not likely to reimburse the Distributor for the total distribution expenses it will actually incur as a result of the Funds having fewer assets and the Distributor incurring greater promotional expenses during the start-up phase. No amounts paid or payable by the Funds under the Plan for Class A Shares may be used to pay for, or reimburse payment for, sales or promotional services or activities unless such payment or reimbursement takes place prior to the earliest of (a) the last day of the one-year period commencing on the last day of the calendar quarter during which the specific service or activity was performed, or (b) the last day of the one-year period commencing on the last day of the calendar quarter during which payment for the services or activity was made by a third party on behalf of the Funds. The other Plans, however, do not limit the reimbursement of distribution related expenses to expenses incurred in specified time periods. If the Plans are terminated in accordance with their terms, the obligations of the Funds to make payments to the Distributor pursuant to the Plans will cease and the Funds will not be required to make any payments past the date on which each Plan terminates.

   On a quarterly basis, the Trustees review a report on expenditures under the Plans and the purposes for which expenditures were made. The Trustees conduct an additional, more extensive review annually in determining whether the Plans will be continued. By its terms, continuation of the Plans from year to year is contingent on annual approval by a majority of the Trustees and by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plans or any related agreements (the "Plan Trustees"). The Plans provide that they may not be amended to increase materially the costs which the Funds may bear pursuant to the Plans without approval of the shareholders of the Funds and that other material amendments to the Plans must be approved by a majority of the Plan Trustees by vote cast in person at a meeting called for the purpose of considering such amendments. The Plans further provide that while they are in effect, the selection and nomination of Trustees who are not "interested persons" shall be committed to the discretion of the Trustees who are not "interested persons." The Plans may be terminated at any time by vote of a majority of the Plan Trustees or a majority of the outstanding shares of the relevant Class of the Trust.


   For the fiscal year ended April 30, 1999, the Funds paid Rule 12b-1 Fees in the amount of $2,812,308, of which the principal underwriter received $1,607,602, W.S. Griffith & Co., Inc., an affiliate, received $121,999 and unaffiliated broker-dealers received $1,082,707. 12b-1 Fees paid by the Funds during last fiscal year were spent on: (1) advertising, $387,276; (2) printing and mailing of prospectuses to other than current shareholders, $14,070; (3) compensation to dealers, $1,705,506; (4) compensation to sales personnel, $932,692; (5) service costs, $143,929 and (6) other, $160,291. The Distributor's expenses from selling and servicing Class B Shares may be more than the payments received from contingent deferred sales charges collected on redeemed shares and from the Fund under the Class B Plan. Those expenses may be carried over and paid in future years. At December 31, 1998, the end of the last Plan year, Distributor had incurred unreimbursed expenses under the Class B Plan of $3,830,970 (equal to 0.63% of the Fund's net assets) which have been carried over into the present Class B Plan year.

   No interested person of the Fund and no Director who is not an interested person of the Fund, as that term is defined in the Investment Company Act of 1940, had any direct or indirect financial interest in the operation of the Plans.


   The National Association of Securities Dealers, Inc. (the "NASD") regards certain distribution fees as asset-based sales charges subject to NASD sales load limits. The NASD's maximum sales charge rule may require the Trustees to suspend distribution fees or amend the Plans.

                             MANAGEMENT OF THE TRUST
   The Trust is an open-end management investment company known as a mutual fund. The Trustees of the Trust ("Trustees") are responsible for the overall supervision of the Trust and perform duties imposed on Trustees by the Investment Company Act and Massachusetts business trust law.

TRUSTEES AND OFFICERS

   The Trustees and Officers of the Trust and their business affiliations for the past five years are set forth below and, unless otherwise noted, the address of each executive officer and Trustee is 56 Prospect Street, Hartford, Connecticut, 06115-0480.


                                     Positions Held                                 Principal Occupations
Name, Address and Age                With the Trust                                During the Past 5 Years
----------------------                --------------                                -----------------------
Robert Chesek (64)                   Trustee                Trustee/Director (1981-present) and Chairman (1989-1994), Phoenix
49 Old Post Road                                            Funds. Trustee, Phoenix-Aberdeen Series Fund and Phoenix Duff &
Wethersfield, CT 06109                                      Phelps Institutional Mutual Funds (1996-present). Vice President,
                                                            Common Stock, Phoenix Home Life Mutual Insurance Company (1980-1994).

E. Virgil Conway (69)                Trustee                Chairman, Metropolitan Transportation Authority (1992-present).
9 Rittenhouse Road                                          Trustee/Director, Consolidated Edison Company of New York, Inc.
Bronxville, NY 10708                                        (1970-present), Pace University (1978-present), Atlantic Mutual
                                                            Insurance Company (1974-present), HRE Properties (1989-present),
                                                            Greater New York Councils, Boy Scouts of America (1985-present),
                                                            Union Pacific Corp. (1978-present), Blackrock Freddie Mac Mortgage
                                                            Securities Fund (Advisory Director) (1990-present), Centennial
                                                            Insurance Company (1974-present), Josiah Macy, Jr., Foundation
                                                            (1975-present), The Harlem Youth Development Foundation
                                                            (1987-present) (Chairman, 1998-present), Accuhealth (1994-present),
                                                            Trism, Inc. (1994-present), Realty Foundation of New York
                                                            (1972-present), New York Housing Partnership Development Corp.
                                                            (Chairman) (1981-present) and Academy of Political Science (Vice
                                                            Chairman) (1985-present). Director/Trustee, Phoenix Funds
                                                            (1993-present). Trustee, Phoenix-Aberdeen Series Fund and Phoenix
                                                            Duff & Phelps Institutional Mutual Funds (1996-present). Director,
                                                            Duff & Phelps Utilities Tax-Free Income Inc. and Duff & Phelps
                                                            Utility and Corporate Bond Trust Inc. (1995-present). Member, Audit
                                                            Committee of the City of New York (1981-1996). Advisory Director,
                                                            Blackrock Fannie Mae Mortgage Securities Fund (1989-1996) and Fund
                                                            Directions (1993-1998). Chairman, Financial Accounting Standards
                                                            Advisory Council (1992-1995).

Harry Dalzell-Payne (69)             Trustee                Director/Trustee, Phoenix Funds (1983-present). Trustee,
330 East 39th Street                                        Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps Institutional
Apartment 29G                                               Mutual Funds (1996-present). Director, Duff & Phelps Utilities Tax-Free
New York, NY 10022                                          Income Inc. and Duff & Phelps Utility and Corporate Bond Trust Inc.
                                                            (1995-present). Director, Farragut Mortgage Co., Inc. (1991-1994).
                                                            Formerly a Major General of the British Army.

*Francis E. Jeffries (68)            Trustee                Director/Trustee, Phoenix Funds (1995-present). Trustee,
 6585 Nicholas Blvd.                                        Phoenix-Aberdeen Series Inc. and Phoenix Duff & Phelps Institutional
 Apt. 1601                                                  Mutual Funds (1996-present). Director, Duff & Phelps Utilities Income
 Naples, FL 33963                                           Inc. (1987-present), Duff & Phelps Utilities Tax-Free Income Inc.
                                                            (1991-present) and Duff & Phelps Utility and Corporate Bond Trust
                                                            Inc. (1993-present). Director, The Empire District Electric Company
                                                            (1984-present). Director (1989-1997), Chairman of the Board
                                                            (1993-1997), President (1989-1993), and Chief Executive Officer
                                                            (1989-1995), Phoenix Investment Partners, Ltd.

                                     Positions Held                                 Principal Occupations
Name, Address and Age                With the Trust                                During the Past 5 Years
----------------------                --------------                                -----------------------
Leroy Keith, Jr. (60)                Trustee                Chairman and Chief Executive Officer, Carson Products Company
Chairman and Chief                                          (1995-present). Director/Trustee, Phoenix Funds (1980-present).
Executive Officer                                           Trustee, Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps
Carson Products Company                                     Institutional Mutual Funds (1996-present). Director, Equifax Corp.
64 Ross Road                                                (1991-present) and Evergreen International Fund, Inc. (1989-present).
Savannah, GA 30750                                          Trustee, Evergreen Liquid Trust, Evergreen Tax Exempt Trust,
                                                            Evergreen Tax Free Fund, Master Reserves Tax Free Trust, and Master
                                                            Reserves Trust. President, Morehouse College (1987-1994). Chairman
                                                            and Chief Executive Officer, Keith Ventures (1992-1994).

*Philip R. McLoughlin (52)           Trustee and            Chairman (1997-present), Director (1995-present), Vice Chairman
                                     President              (1995-1997) and Chief Executive Officer (1995-present), Phoenix
                                                            Investment Partners, Ltd. Director (1994-present) and Executive Vice
                                                            President, Investments (1988-present), Phoenix Home Life Mutual
                                                            Insurance Company. Director/Trustee and President, Phoenix Funds
                                                            (1989-present). Trustee and President, Phoenix-Aberdeen Series Fund
                                                            and Phoenix Duff & Phelps Institutional Mutual Funds (1996-present).
                                                            Director, Duff & Phelps Utilities Tax-Free Income Inc. (1995-present)
                                                            and Duff & Phelps Utility and Corporate Bond Trust Inc.
                                                            (1995-present). Director (1983-present) and Chairman (1995-present),
                                                            Phoenix Investment Counsel, Inc. Director (1984-present) and
                                                            President (1990- present), Phoenix Equity Planning Corporation.
                                                            Director (1993-present), Chairman (1993-present) and Chief Executive
                                                            Officer (1993-1995), National Securities & Research Corporation.
                                                            Director, Phoenix Realty Group, Inc. (1994-present), Phoenix Realty
                                                            Advisors, Inc. (1987-present), Phoenix Realty Investors, Inc.
                                                            (1994-present), Phoenix Realty Securities, Inc. (1994-present), PXRE
                                                            Corporation (Delaware) (1985-present), and World Trust Fund
                                                            (1991-present). Director and Executive Vice President, Phoenix Life
                                                            and Annuity Company (1996-present). Director and Executive Vice
                                                            President, PHL Variable Insurance Company (1995-present). Director,
                                                            Phoenix Charter Oak Trust Company (1996-present). Director and Vice
                                                            President, PM Holdings, Inc. (1985-present). Director and President,
                                                            Phoenix Securities Group, Inc. (1993-1995). Director (1992-present)
                                                            and President (1992-1994), W.S. Griffith & Co., Inc. Director,
                                                            Townsend Financial Advisers, Inc. (1992-present), Director, PHL
                                                            Associates, Inc. (1995-present).

Everett L. Morris (70)               Trustee                Vice President, W.H. Reaves and Company (1993-present). Director/
164 Laird Road                                              Trustee, Phoenix Funds (1995-present). Trustee, Phoenix-Aberdeen
Colts Neck, N.J. 07722                                      Series Fund and Phoenix Duff & Phelps Institutional Mutual Funds
                                                            (1996-present). Director, Duff & Phelps Utilities Tax-Free Income
                                                            Inc. (1991-present) and Duff & Phelps Utility and Corporate Bond
                                                            Trust Inc. (1993-present).

                                     Positions Held                                 Principal Occupations
Name, Address and Age                With the Trust                                During the Past 5 Years
----------------------                --------------                                -----------------------
*James M. Oates (52)                 Trustee                Chairman, IBEX Capital Markets, Inc. (formerly, IBEX Capital Markets
 Managing Director                                          LLC) (1997-present). Managing Director, Wydown Group (1994-present).
 The Wydown Group                                           Director, Phoenix Investment Partners, Ltd. (1995-present).
 IBEX Capital Markets LLC                                   Director/Trustee, Phoenix Funds (1987-present). Trustee,
 60 State Street                                            Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps Institutional
 Suite 950                                                  Mutual Funds (1996-present). Director, AIB Govett Funds (1991-present),
 Boston, MA 02109                                           Blue Cross and Blue Shield of New Hampshire (1994-present), Investors
                                                            Financial Service Corporation (1995-present), Investors Bank & Trust
                                                            Corporation (1995-present), Plymouth Rubber Co. (1995-present), Stifel
                                                            Financial (1996-present), Command Systems, Inc. (1998-present) and
                                                            Connecticut River Bancorp (1998-present). Vice Chairman, Massachusetts
                                                            Housing-Partnership (1998-present). Member, Chief Executives
                                                            Organization (1996-present). Director (1984-1994), President
                                                            (1984-1994) and Chief Executive Officer (1986-1994), Neworld Bank.
                                                            Director/Trustee, the National Affiliated Investment Companies (until
                                                            1993).

*Calvin J. Pedersen (57)             Trustee                Director (1986-present), President (1993-present) and Executive Vice
 Phoenix Investment                                         President (1992-1993), Phoenix Investment Partners, Ltd. Director/
 Partners, Ltd.                                             Trustee, Phoenix Funds (1995-present). Trustee, Phoenix-Aberdeen
 55 East Monroe Street                                      Series Fund and Phoenix Duff & Phelps Institutional Mutual Funds
 Suite 3600                                                 (1996-present). President and Chief Executive Officer, Duff & Phelps
 Chicago, IL 60603                                          Utilities Tax-Free Income Inc. (1995-present), Duff & Phelps
                                                            Utilities Income Inc. (1994-present) and Duff & Phelps Utility and
                                                            Corporate Bond Trust Inc. (1995-present).

Herbert Roth, Jr. (70)               Trustee                Director/Trustee, Phoenix Funds (1980-present). Trustee,
134 Lake Street                                             Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps Institutional
P.O. Box 909                                                Mutual Funds (1996-present). Director, Boston Edison Company
Sherborn, MA 01770                                          (1978-present), Phoenix Home Life Mutual Insurance Company
                                                            (1972-1998), Landauer, Inc. (medical services) (1970-present), Tech
                                                            Ops./ Sevcon, Inc. (electronic controllers) (1987-present), and Mark
                                                            IV Industries (diversified manufacturer) (1985-present). Member,
                                                            Directors Advisory Council, Phoenix Home Life Mutual Insurance
                                                            Company (1998-present). Director, Key Energy Group (oil rig service)
                                                            (1988-1994).

Richard E. Segerson (53)             Trustee                Managing Director, Northway Management Company (1998-present).
102 Valley Road                                             Director/Trustee, Phoenix Funds (1993-present). Trustee,
New Canaan, CT 06840                                        Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps Institutional
                                                            Mutual Funds (1996-present). Managing Director, Mullin Associates
                                                            (1993-1998).

Lowell P. Weicker, Jr. (67)          Trustee                Trustee/Director, Phoenix Funds (1995-present). Trustee,
731 Lake Avenue                                             Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps Institutional
Greenwich, CT 06830                                         Mutual Funds (1996-present). Director, UST Inc. (1995-present), HPSC
                                                            Inc. (1995-present), Duty Free International, Inc. (1997-present) and
                                                            Compuware (1996-present) and Burroughs Wellcome Fund (1996-present).
                                                            Visiting Professor, University of Virginia (1997-present). Chairman,
                                                            Dresing, Lierman, Weicker (1995-1996). Governor of the State of
                                                            Connecticut (1991-1995).

                                     Positions Held                                 Principal Occupations
Name, Address and Age                With the Trust                                During the Past 5 Years
----------------------                --------------                                -----------------------

Michael E. Haylon (41)               Executive              Director and Executive Vice President--Investments, Phoenix Investment
                                     Vice                   Partners, Ltd. (1995-present). Executive Vice President, Phoenix
                                     President              Funds (1993-present) and Phoenix-Aberdeen Series Fund (1996-present).
                                                            Executive Vice President (1997-present), Vice President (1996-1997),
                                                            Phoenix Duff & Phelps Institutional Mutual Funds. Director
                                                            (1994-present), President (1995-present), Executive Vice President
                                                            (1994-1995), Vice President (1991-1994), Phoenix Investment Counsel,
                                                            Inc. Director (1994-present), President (1996-present), Executive Vice
                                                            President (1994-1996), Vice President (1993-1994), National Securities
                                                            & Research Corporation. Director, Phoenix Equity Planning Corporation
                                                            (1995-present). Senior Vice President, Securities Investments, Phoenix
                                                            Home Life Mutual Insurance Company (1993-1995). Various other positions with Phoenix Home Life Mutual Insurance Company (1990-1993).

John F. Sharry (46)                  Executive              Executive Vice President, Phoenix Strategic Allocation Fund, Inc.
                                     Vice                   (1998-present). Managing Director, Retail Distribution
                                     President              (1995-present). Executive Vice President, Phoenix Funds
                                                            (1998-present), Phoenix-Aberdeen Series Funds (1998-present), and
                                                            Phoenix Multi-Portfolio Fund (1998-present). Managing Director,
                                                            Director and National Sales Manager, Putnam Mutual Funds (until 1995).


J. Roger Engemann (57)               Senior Vice            President and Director, Roger Engemann & Associates, Inc.
                                     President              (1969-present). President and Director, Pasadena Capital Corporation
                                                            (1988-present). Chairman, President and Trustee, Phoenix-Engemann
                                                            Funds (1986-present). President and Director, Roger Engemann
                                                            Management Co., Inc. (1985-present). Managing Director, Equities,
                                                            Phoenix Investment Counsel, Inc. (1998-present). Senior Vice
                                                            President, The Phoenix Edge Series Fund and Phoenix Series Fund
                                                            (1998-present).

Gail P. Seneca (42)                  Senior Vice            Managing Director, Equities, Phoenix Investment Counsel, Inc. and
909 Montgomery St.                   President              National Securities & Research Corporation (1998-present). President
San Francisco, CA 94133                                     and Trustee (1996-present), Phoenix-Seneca Funds. Managing Member
                                                            (1996-present), GMG/Seneca Capital Management LLC. Chief Investment
                                                            Officer and managing general partner (1989-present), GMG/Seneca
                                                            Capital Management, L.P.

Ronald K. Jacks (30)                 Vice President         Managing Director, Equities, Phoenix Investment Counsel, Inc. and
909 Montgomery St.                                          National Securities & Research Corporation (1998-present). Secretary
San Francisco, CA 94133                                     (1996-present) and Trustee (1996-1997), Phoenix-Seneca Funds.
                                                            Portfolio Manager (1996-present), Seneca Capital Management LLC.
                                                            Portfolio Manager (1990-present), GMG/Seneca Capital Management, L.P.

Richard D. Little (49)               Vice President         Managing Director, Equities, Phoenix Investment Counsel, Inc. and
909 Montgomery St.                                          National Securities & Research Corporation (1998-present). Vice
San Francisco, CA 94133                                     President, Phoenix-Seneca Funds (1996-present). General Partner and
                                                            Director of Equities, GMG/Seneca Capital Management, L.P.
                                                            (1989-present), Director of Equities, Seneca Capital Management LLC.


                                     Positions Held                                 Principal Occupations
Name, Address and Age                With the Trust                                During the Past 5 Years
----------------------                --------------                                -----------------------

James E. Mair (56)                   Vice President         Executive Vice President (1994-present), Senior Vice President
                                                            (1983-1994), Roger Engemann & Associates, Inc. Director
                                                            (1990-present), Executive Vice President (1994-present), Senior Vice
                                                            President (1990-1994), Pasadena Capital Corporation. Director,
                                                            Pasadena National Trust (1989-present). Executive Vice President
                                                            (1994-present), Security Analyst (1985-1994), Roger Engemann
                                                            Management Co., Inc. Managing Director, Equities, Phoenix Investment
                                                            Counsel, Inc. (1998-present). Senior Vice President, The Phoenix Edge
                                                            Series Fund and Phoenix Series Fund (1998-present).

William R. Moyer (54)                Vice President         Senior Vice President and Chief Financial Officer, Phoenix Investment
100 Bright Meadow Blvd.                                     Partners, Ltd. (1995-present). Director (1998-present), Senior Vice
P.O. Box 2200                                               President, Finance (1990-present), Chief Financial Officer
Enfield, CT 06083-2200                                      (1996-present), and Treasurer (1994-1996 and 1998-present), Phoenix
                                                            Equity Planning Corporation. Director (1998-present), Senior Vice
                                                            President (1990-present), Chief Financial Officer (1996-present) and
                                                            Treasurer (1994-present), Phoenix Investment Counsel, Inc. Director
                                                            (1998-present), Senior Vice President, Finance (1993-present), Chief
                                                            Financial Officer (1996-present), and Treasurer (1994-present),
                                                            National Securities & Research Corporation. Senior Vice President and
                                                            Chief Operating Officer, Duff & Phelps Investment Management Co.
                                                            (1996-present). Vice President, Phoenix Funds (1990-present),
                                                            Phoenix-Duff & Phelps Institutional Mutual Funds (1996-present) and
                                                            Phoenix-Aberdeen Series Fund (1996-present). Vice President,
                                                            Investment Products Finance, Phoenix Home Life Mutual Insurance
                                                            Company (1990-1995). Senior Vice President and Chief Financial
                                                            Officer, W. S. Griffith & Co., Inc. (1992-1995) and Townsend
                                                            Financial Advisers, Inc. (1993-1995). Vice President, the National
                                                            Affiliated Investment Companies (until 1993).

Leonard J. Saltiel (44)              Vice President         Managing Director, Operations and Service (1996-present), Senior Vice
                                                            President (1994-1996), Phoenix Equity Planning Corporation. Vice
                                                            President, Phoenix Funds (1994-present), Phoenix Duff & Phelps
                                                            Institutional Mutual Funds (1996-present) and Phoenix-Aberdeen Series
                                                            Fund (1996-present). Vice President, Investment Operations, Phoenix
                                                            Home Life Mutual Insurance Company (1994-1995). Various positions with Phoenix Home Life Mutual Insurance Company (1987-1994).

John S. Tilson (54)                  Vice President         Executive Vice President (1994-present), Senior Vice President
                                                            (1983-1994), Roger Engemann & Associates, Inc. Director (1990-present),
                                                            Executive Vice President (1994-present), Senior Vice President
                                                            (1990-1994), Pasadena Capital Corporation. Chief Financial Officer and
                                                            Secretary, Phoenix-Engemann Funds (1988-present). Executive Vice
                                                            President (1994-present), Security Analyst (1985-1994), Roger Engemann
                                                            Management Co., Inc. Managing Director, Equities, Phoenix Investment
                                                            Counsel, Inc. (1998-present). Senior Vice President, The Phoenix Edge
                                                            Series Fund and Phoenix Series Fund (1998-present).

G. Jeffrey Bohne (50)                Secretary              Vice President and General Manager, Phoenix Home Life Mutual Insurance
101 Munson Street                                           Co. (1993-present). Vice President, Mutual Fund Customer Service,
Greenfield, MA 01301                                        Phoenix Equity Planning Corporation (1993-present). Secretary/Clerk,
                                                            Phoenix Funds (1993-present), Clerk, Phoenix Duff & Phelps
                                                            Institutional Mutual Funds (1996-present) and Phoenix-Aberdeen Series
                                                            Fund (1996-present).

                                     Positions Held                                 Principal Occupations
Name, Address and Age                With the Trust                                During the Past 5 Years
----------------------                --------------                                -----------------------
Nancy G. Curtiss (45)                Treasurer              Vice President, Fund Accounting (1994-present) and Treasurer
                                                            (1996-present), Phoenix Equity Planning Corporation. Treasurer, Phoenix
                                                            Funds (1994-present), Phoenix Duff & Phelps Institutional Mutual Funds
                                                            (1996-present) and Phoenix-Aberdeen Series Fund (1996-present). Second
                                                            Vice President and Treasurer, Fund Accounting, Phoenix Home Life Mutual
                                                            Insurance Company (1994-1995). Various positions with Phoenix Home Life
                                                            Mutual Insurance Company (1987-1994).

-------------------
*Indicates that the Trustee is an "interested person" of the Trust within the meaning of the definition set forth in Section 2(a)(19) of the Investment Company Act of 1940.


   For services rendered to the Trust for the fiscal year ended April 30, 1999, the Trustees received aggregate remuneration of $______. For services on the Boards of Directors/Trustees of the Phoenix Funds, each Trustee who is not a full-time employee of the Adviser or any of its affiliates currently receives a retainer at the annual rate of $40,000 and a fee of $2,500 per joint meeting of the Boards. Each Trustee who serves on the Audit Committee receives a retainer at the annual rate of $2,000 and a fee of $2,000 per joint Audit Committee meeting attended. Each Trustee who serves on the Nominating Committee receives a retainer at the annual rate of $1,000 and a fee of $1,000 per joint Nominating Committee meeting attended. Each Trustee who serves on the Executive Committee and who is not an interested person of the Fund receives a retainer at the annual rate of $2,000 and $2,000 per joint Executive Committee meeting attended. The function of the Executive Committee is to serve as a contract review, compliance review and performance review delegate of the full Board of Trustees. Costs are allocated equally to each of the Series and Funds within the Fund complex. The foregoing fees do not include the reimbursement of expenses incurred in connection with meeting attendance. Officers and employees of the Advisers who are interested persons are compensated by the Adviser and receive no compensation from the Trust.


   For the Trust's last fiscal year, the Trustees received the following compensation:

                                                                                                                 Total
                                                                                                             Compensation
                                                           Pension or                                        From Fund and
                                   Aggregate           Retirement Benefits            Estimated              Fund Complex
                                  Compensation           Accrued as Part          Annual Benefits             (14 Funds)
Name                                From Fund           of Fund Expenses           Upon Retirement         Paid to Trustees
-----                                ---------           ----------------           ---------------         ----------------

Robert Chesek                          $   *                                                                     $
E. Virgil Conway+                      $                                                                         $
Harry Dalzell-Payne+                   $                                                                         $
Francis E. Jeffries                    $   *                                                                     $
Leroy Keith, Jr.                       $                      None                      None                     $
Philip R. McLoughlin+                  $                     for any                   for any                   $
Everett L. Morris+                     $                     Trustee                   Trustee                   $
James M. Oates+                        $                                                                         $
Calvin J. Pedersen                     $                                                                         $
Herbert Roth, Jr. +                    $                                                                         $
Richard E. Segerson                    $                                                                         $
Lowell Weicker, Jr.                    $                                                                         $

*This compensation (and the earnings thereon) will be deferred pursuant to the Directors' Deferred Compensation Plan. At April 30,
 1998, the total amount of deferred compensation (including interest and other accumulation earned on the original amounts deferred) accrued for Messrs. Chesek, Jeffries, Morris and Roth was $_______, $_______, $_______ and $_______, respectively. At present, by agreement among the Trust, the Distributor and the electing director, director fees that are deferred are paid by the
 Trust to the Distributor. The liability for the deferred compensation obligation appears only as a liability of the Distributor.
 +Messrs. Conway, Dalzell-Payne, McLoughlin, Morris, Oates and Roth are members of the Executive Committee.

   On August ___, 1999, the Trustees and officers of the Fund beneficially owned less than 1% of the outstanding shares of the Trust.

PRINCIPAL SHAREHOLDERS

   The following table sets forth information as of August __, 1999 with respect to each person who owns of record or is known by the Trust to own of record or beneficially owns 5% or more of any Class of the Trust's equity securities.

NAME OF SHAREHOLDER                                   FUND AND CLASS               NUMBER OF SHARES       PERCENT OF CLASS
--------------------                                   --------------               ----------------       ----------------
TTEES of Phoenix Savings & Investment Plan            Theme Fund Class A
100 Bright Meadow Blvd
PO Box 1900
Enfield CT 06083-1900

Trustees of APP for Company Contributions             Theme Fund Class A
100 Bright Meadow Blvd
PO Box 1900
Enfield CT 06083-1900

Merrill Lynch Pierce Fenner & Smith                   Theme Fund Class B
For the Sole Benefit of its Customers
Attn Fund Administration
4800 Deer Lake Dr E 3rd Fl
Jacksonville FL 32246-6484

Painewebber CDN FBO                                   Theme Fund Class C
Vivian Lorman
P.O. Box 3321
Weehawken NJ 07087-8154

Painewebber for the Benefit of                        Theme Fund Class C
Stephanie Berger
225 West 12 Street #4E
New York NY 10011-7757

Painewebber for the Benefit of                        Theme Fund Class C
Jay L Aldrich and Sandra D Aldrich #2 JTWROS
10543 SW 129 PL
Miami FL 33186-3549

Painewebber for the Benefit of                        Theme Fund Class C
Luane Hirschman
20505 E Country Club Drive
Apt # 1131
Aventura FL 33180-3039

Painewebber for the Benefit of                        Theme Fund Class C
Harriet Sperry
520 A Autumn Crest Circle
Colorado Springs CO 80919-8157

Painewebber for the Benefit of                        Theme Fund Class C
Ilona Kinast as Custodian for Issac Salis
Under The PA Uniform Gifts to Minors Act
2528 Mt Royal Rd
Pittsburgh PA 15217-2542

State Street Bank & Trust Co                          Theme Fund Class C
Roth Converted IRA 1/1/98
Elizabeth L Thisius
RR 1 PO Box 58
Wells MN 56097-0058

Painewebber for the Benefit of                        Theme Fund Class C
Nancy L Setola and Camille J Garcia JTWROS
273 Florida Ave
Miami Springs FL 33166-4901

NAME OF SHAREHOLDER                                   FUND AND CLASS               NUMBER OF SHARES       PERCENT OF CLASS
--------------------                                   --------------               ----------------       ----------------
Phoenix Home Life                                     Theme Fund Class M
56 Prospect St
Hartford CT 06103-2818

Phoenix Investment Counsel                            Equity Opportunities
100 Bright Meadow Blvd                                Fund Class B
Enfield CT 06082-1957

Merrill Lynch Pierce Fenner & Smith                   Small Cap Fund Class B
For the Sole Benefit of its Customers
Attn Fund Administration
4800 Deer Lake Dr E 3rd Fl
Jacksonville FL 32246-6484

                             ADDITIONAL INFORMATION
CAPITAL STOCK
   The Trust was organized under Massachusetts law in 1986 as a business trust. On August 29, 1986, the Trust purchased all of the assets and assumed all of the liabilities of the Stock Series of National Securities Funds. National Securities Funds, as such, had been in existence since 1940. The Trust continued the business of the Stock Series under the name "National Stock Fund." The Trustees subsequently voted to change the name of the Trust to "Phoenix Equity Opportunities Fund" to reflect the purchase of the Adviser by Phoenix Home Life and the affiliation with other Phoenix Funds. On May 24, 1995, the Trustees again changed the name of the Trust to "Phoenix Strategic Equity Series Fund."

   The Declaration of Trust provides that the Trust's Trustees are authorized to create an unlimited number of series and, with respect to each series, to issue an unlimited number of full and fractional shares of one or more Classes and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the series. All shares have equal voting rights, except that only shares of the respective series or separate Classes within a series are entitled to vote on matters concerning only that series or Class. This Prospectus offers three series of the Trust. The Equity Opportunities Fund and the Small Cap Fund offer Class A and Class B Shares. The Strategic Theme Fund offers Class A, Class B, Class C Shares and a fourth Class, Class M Shares, which is closed to new investors and subsequent investments by existing shareholders.

   The shares of the Trust, when issued, will be fully paid and non-assessable, have no preference, preemptive, or similar rights, and will be freely transferable. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Shareholders may, in accordance with the Declaration of Trust, cause a meeting of shareholders to be held for the purpose of voting on the removal of Trustees. Meetings of the shareholders will be called upon written request of shareholders holding in the aggregate not less than 10% of the outstanding shares having voting rights. Except as set forth above, the Trustees will continue to hold office and appoint successor Trustees. Shares do not have cumulative voting rights and the holders of more than 50% of the shares of the Trust voting for the election of Trustees can elect all of the Trustees of the Trust if they choose to do so and in such event the holders of the remaining shares would not be able to elect any Trustees. Shareholders are entitled to redeem their shares as set forth under "How to Redeem Shares."

   The Declaration of Trust establishing the Trust, dated June 25, 1986 (a copy of which, together with all amendments thereto, is on file in the office of the Secretary of the Commonwealth of Massachusetts), provides that the Trust's name refers to the Trustees under the Declaration of Trust collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or claim of said Trust, but the "Trust Property" only shall be liable.


FINANCIAL STATEMENTS
   The Financial Statements for the fiscal year ended April 30, 1998 appearing in the Trust's 1998 Annual Report to Shareholders, are incorporated herein by reference.

REPORTS TO SHAREHOLDERS
   The fiscal year of the Trust ends on April 30th. The Trust will send financial statements to its shareholders at least semi-annually. An annual report, containing financial statements, audited by independent accountants, will be sent to shareholders each year, and is available without charge upon request.

INDEPENDENT ACCOUNTANTS
   PricewaterhouseCoopers LLP, 160 Federal Street, Boston, MA 02110, serves as independent accountants for the Trust (the "Accountants"). The Accountants audit the annual financial statements and express their opinion on them.

CUSTODIAN AND TRANSFER AGENT

   State Street Bank and Trust Company ("State Street"), P.O. Box 351, Boston, MA 02101, serves as custodian of the Trust's assets (the "Custodian") and Equity Planning acts as Transfer Agent for the Trust (the "Transfer Agent"). As compensation, Equity Planning receives a fee equivalent to $17.95 for each designated shareholder account plus out-of-pocket expenses. Transfer Agent fees are also utilized to offset costs and fees paid to subtransfer agents employed by Equity Planning. State Street serves as a subtransfer agent pursuant to a Subtransfer Agency Agreement.

                                                                    [Version A]

                       PHOENIX-ABERDEEN INTERNATIONAL FUND
                PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES FUND
                   PHOENIX-GOODWIN EMERGING MARKETS BOND FUND
                      PHOENIX-GOODWIN TAX-EXEMPT BOND FUND
                           PHOENIX-SENECA MID CAP FUND


                                101 Munson Street
                         Greenfield, Massachusetts 01301

                       STATEMENT OF ADDITIONAL INFORMATION

                                 March 30, 1999

   This Statement of Additional Information is not a prospectus, but expands upon and supplements the information contained in the current Prospectus of Phoenix Multi-Portfolio Fund (the "Trust"), dated March 30, 1999, and should be read in conjunction with it. The Trust's Prospectus may be obtained by calling Phoenix Equity Planning Corporation ("Equity Planning") at (800) 243-4361 or by writing to Equity Planning at 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, CT 06083-2200.


                                TABLE OF CONTENTS

                                                                          PAGE


THE TRUST ...............................................................    1
INVESTMENT OBJECTIVES AND POLICIES ......................................    1
INVESTMENT RESTRICTIONS .................................................   14
PERFORMANCE .............................................................   15
PERFORMANCE COMPARISONS .................................................   17
PORTFOLIO TURNOVER ......................................................   17
PORTFOLIO TRANSACTIONS ..................................................   17
THE INVESTMENT ADVISERS .................................................   18
DETERMINATION OF NET ASSET VALUE ........................................   20
HOW TO BUY SHARES .......................................................   21
ALTERNATIVE PURCHASE ARRANGEMENTS .......................................   21
INVESTOR ACCOUNT SERVICES ...............................................   24
HOW TO REDEEM SHARES ....................................................   25
TAX SHELTERED RETIREMENT PLANS ..........................................   26
DIVIDENDS, DISTRIBUTIONS AND TAXES ......................................   26
THE DISTRIBUTOR .........................................................   29
DISTRIBUTION PLANS.......................................................   30
MANAGEMENT OF THE TRUST..................................................   31
ADDITIONAL INFORMATION ..................................................   39
APPENDIX.................................................................   41





                        Customer Service: (800) 243-1574
                            Marketing: (800) 243-4361
                        Telephone Orders: (800) 367-5877
                 Telecommunication Device (TTY): (800) 243-1926

PXP468 (3/99)

                                    THE TRUST

   Phoenix Multi-Portfolio Fund (the "Trust") is an open-end management investment company which was organized under Massachusetts law in 1987 as a Massachusetts business trust.


   The Trust's Prospectus describes the investment objectives of the Phoenix-Goodwin Tax-Exempt Bond Fund (the "Bond Fund"), the Phoenix-Seneca Mid Cap Fund (the "Mid Cap Fund"), the Phoenix-Aberdeen International Fund (the "International Fund"), the Phoenix-Goodwin Emerging Markets Bond Fund (the "Emerging Markets Fund") and the Phoenix-Duff & Phelps Real Estate Securities Fund (the "Real Estate Fund"), (each, a "Fund" and, together, the "Funds"), five of the Funds currently offered by the Trust, and summarizes the investment policies and investment techniques each Fund will employ in seeking to achieve its investment objective. (A separate prospectus and Statement of Additional Information apply to Phoenix-Goodwin Strategic Income Fund.) The following discussion supplements the description of the Funds' investment policies and investment techniques in the Prospectus.


                       INVESTMENT OBJECTIVES AND POLICIES

   The investment objective of each Fund is deemed to be a fundamental policy and may not be changed without the approval of the shareholders of that Fund. Investment restrictions described in this Statement of Additional Information are fundamental policies of the Trust and may not be changed as to any Fund without the approval of such Fund's shareholders.

MUNICIPAL SECURITIES

As described more fully in the Prospectus, the Bond Fund intends under normal conditions to invest at least 80% of its net assets in municipal securities. As used in the Prospectus and this Statement of Additional Information, the term "municipal securities" means obligations, including municipal bonds and notes and tax-exempt commercial paper, issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest from which is, in the opinion of counsel to the issuers of such securities, exempt from federal income tax. To the extent that an investment in municipal securities does not run counter to any of the investment policies of the Bond Fund or any of the investment restrictions to which the Bond Fund is subject, the Bond Fund may invest in any combination of the various types of municipal securities described below which, in the judgment of Phoenix Investment Counsel, Inc. ("PIC"), the investment adviser to the Bond, Mid Cap and International Funds will contribute to the attainment of the Bond Fund's investment objective. Such combination of municipal securities may vary from time to time. The two principal classes of municipal securities are municipal bonds and municipal notes.


   Municipal Bonds. Municipal bonds, which meet longer term capital needs and generally have maturities of more than one year when issued, have two principal classifications: general obligation bonds and revenue bonds. Another type of municipal bond is referred to as an industrial development bond. These three are discussed below.

   General Obligation Bonds. Issuers of general obligation bonds include states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind general obligation bonds is the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

   Revenue Bonds. The principal security for a revenue bond is generally the net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund whose money may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

   Industrial Development Bonds. Industrial development bonds, which are considered municipal bonds if the interest paid is exempt from federal income tax, are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports arenas and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

   Municipal Notes. Municipal notes generally are used to provide for short-term working capital needs and generally have maturities of one year or less. Municipal notes include:

   Tax Anticipation Notes. Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenue, such as income, sales, use and business taxes, and are payable from these specific future taxes.

   Revenue Anticipation Notes. Revenue anticipation notes are issued in expectation of receipt of other types of revenue, such as federal revenues available under federal revenue sharing programs.

   Bond Anticipation Notes. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the notes.

   Construction Loan Notes. Construction loan notes are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration under "Fannie Mae" (the Federal National Mortgage Association) or "Ginnie Mae" (the Government National Mortgage Association).

   Tax-Exempt Commercial Paper. Tax-exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less. It is issued by state and local governments or their agencies to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing.

   In addition, other types of municipal securities similar to the above-described municipal bonds and municipal notes are, or may become, available. For the purpose of the Trust's investment restrictions set forth in this Statement of Additional Information, the identification of the "issuer" of a municipal security which is not a general obligation bond is made by PIC on the basis of the characteristics of the obligation, the most significant of which is the source of funds for the payment of principal and interest on such security.

RISKS RELATING TO MUNICIPAL SECURITIES
   There can be no assurance that the Bond Fund will achieve its investment objective. Yields on municipal securities are dependent on a variety of factors, including the general conditions of the money market and the municipal bond market, the size of a particular offering, the maturity of the obligations and the rating of the issue. Municipal securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market prices of municipal securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. The ability of the Fund to achieve its investment objective is also dependent on the continuing ability of the issuers of municipal securities in which the Fund invests to meet their obligations for the payment of interest and principal when due. The ratings of Moody's and Standard & Poor's represent their opinions as to the quality of municipal securities which they undertake to rate. Ratings are not absolute standards of quality; consequently, municipal securities with the same maturity, coupon, and rating may have different yields. There are variations in municipal securities, both within a particular classification and between classifications, depending on numerous factors. It should also be pointed out that, unlike other types of investments, municipal securities have traditionally not been subject to regulation by, or registration with, the Securities and Exchange Commission (the "Commission"), although there have been proposals which would provide for such regulation in the future.

   The federal bankruptcy statutes relating to the debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse changes in the rights of holders of their obligations.

   Lawsuits challenging the validity under state constitutions of present systems of financing public education have been initiated or adjusted in a number of states, and legislation has been introduced to effect changes in public school financing in some states. In other instances there have been lawsuits challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law which could ultimately affect the validity of those municipal securities or the tax-free nature of the interest thereon.

VARIABLE AND FLOATING RATE SECURITIES
   Some municipal securities bear rates of interest that are adjusted periodically according to formulae intended to minimize fluctuation in values of floating rate instruments. Variable rate instruments are those whose terms provide for automatic establishment of a new interest rate on set dates. Floating rate instruments are those whose terms provide for automatic adjustment of their interest rates whenever some specified interest rate changes. Variable rate and floating rate instruments will be referred to collectively as "Variable Rate Securities." The interest rate on Variable Rate Securities is ordinarily determined by reference to, or is a percentage of, a bank's prime rate, the 90-day U.S. Treasury Bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term, tax-exempt rates, or some objective standard. Generally, the changes in the interest rate on Variable Rate Securities reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations.

   Variable Rate Demand Securities are Variable Rate Securities which have demand features entitling the purchaser to resell the securities to the issuer at an amount approximately equal to amortized cost or the principal amount thereof plus accrued interest, which may be more or less than the price the Bond Fund paid for them. The interest rate on Variable Rate Demand Securities also varies either according to some objective standard, such as an index of short-term, tax-exempt rates, or according to rates set by or on behalf of the issuer.

TAXABLE SECURITIES
   The income from investments (either in the form of dividends or interest) made by the Mid Cap Fund and the International Fund are expected to be taxable as ordinary income.

   The Bond Fund may also invest a portion of its net assets (up to 20% under normal conditions and more under extraordinary circumstances, as described in the Prospectus) in taxable securities.

   Interest earned on investments in taxable securities may be taxable to shareholders as ordinary income. Investors should be aware that investments in taxable securities by the Bond Fund are restricted to:

   U.S. Government Securities--obligations issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities (collectively referred to as "U.S. Government" issues). Some of these securities are supported by the full faith and credit of the U.S. Government; others are supported by the right of the issuer to borrow from the U.S. Treasury; and the remainder are supported only by the credit of the instrumentality.

   Bank Obligations--certificates of deposit, bankers' acceptances, and other short-term obligations of U.S. banks which at the date of the investment have capital, surplus and undivided profits in excess of $100,000,000 as of the date of their most recently published financial statements.

   Commercial Paper--commercial paper which at the date of the investment is rated P-l by Moody's Investors Service, Inc. or A-1 by Standard & Poor's Corporation or, if not rated, is issued by a company which at the date of the investment has an outstanding debt issue rated Aa or higher by Moody's or AA or higher by Standard & Poor's.

   Corporate Debt Securities--corporate debt securities which at the date of the investment are rated Aa or higher by Moody's or AA or higher by Standard & Poor's.


   Repurchase Agreements--repurchase agreements with respect to any of the foregoing.


   The Bond Fund also has the right to hold cash reserves as the Adviser deems necessary. For example, a Fund may invest in money market securities or hold cash pending investment of proceeds from sales of its shares or from the sale of portfolio securities and/or in anticipation of redemptions.

RATINGS
   If the rating of a security purchased by a Fund is subsequently reduced below the minimum rating required for purchase or a security purchased by the Fund ceases to be rated, neither event will require the sale of the security. However, the Adviser, as applicable, will consider any such event in determining whether the Fund should continue to hold the security. To the extent that ratings established by Moody's or Standard & Poor's may change as a result of changes in such organizations or their rating systems, the Funds will invest in securities which are deemed by the Fund's adviser to be of comparable quality to securities whose current ratings render them eligible for purchase by the Fund.

RISKS OF HIGH YIELD BONDS

   The Mid Cap and International Funds may invest up to 10% and 20%, respectively, of their total assets in bonds considered to be less than investment-grade, commonly known as "junk" bonds. The Emerging Markets Fund may invest up to 100% of their total assets in these bonds. The Mid Cap and International Funds did not invest in any bonds considered less than investment-grade for the fiscal year ended November 30, 1998.


   While management will seek to minimize risk through diversification and continual evaluation of current developments in interest rates and economic conditions, the market prices of lower-rated securities generally fluctuate more than those of higher rated securities. Using credit ratings helps to evaluate the safety of principal and interest payments but does not assess market risk. Fluctuations in the market value of portfolio securities subsequent to acquisition by the Funds will not normally affect cash income from such securities but will be reflected in the Fund's net asset value. Additionally, with lower-rated securities, there is a greater possibility that an adverse change in the financial condition of the issuer, particularly a highly-leveraged issuer, may affect its ability to make payments of income and principal and increase the expenses of the Fund seeking recovery from the issuer. Also, to the extent that the Fund invests in securities in the lower rating categories, the achievement of its goals will be more dependent on management's ability than would be the case if it were only investing in securities in the higher rating categories. Lower-rated securities may be thinly traded and therefore harder to value and more susceptible to adverse publicity concerning the issuer.

WRITING AND PURCHASING OPTIONS ON SECURITIES AND SECURITIES INDICES

   The Bond, Mid Cap, International and Emerging Markets Funds may engage in option transactions.


   Call options on securities and securities indices written by the Funds normally will have expiration dates between three and nine months from the date written. The exercise price of a call option written by a Fund utilizing this investment technique may be below, equal to or above the current market value of the underlying security or securities index at the time the option is written.

   During the option period, a Fund utilizing this investment technique may be assigned an exercise notice by the broker-dealer through which the call option was sold, requiring the Fund to deliver the underlying security (or cash in the case of securities index calls) against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time as the Fund effects a closing purchase transaction. A closing purchase transaction cannot be effected with respect to an option once the Fund has received an exercise notice.

   A multiplier for an index option performs a function similar to the unit of trading for an option on an individual security. It determines the total dollar value per contract of each point between the exercise price of the option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indices may have different multipliers.

   Securities indices for which options are currently traded include the Standard & Poor's 100 and 500 Composite Stock Price Indices, Computer/Business Equipment Index, Major Market Index, Amex Market Value Index, Computer Technology Index, Oil and Gas Index, NYSE Options Index, Gaming/Hotel Index, Telephone Index, Transportation Index, Technology Index, and Gold/ Silver Index. The Mid Cap and International Funds may write call options and purchase call and put options on these and any other indices traded on a recognized exchange.

   Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option written by a Fund, to prevent an underlying security from being called, or to enable the Fund to write another call option with either a different exercise price or expiration date or both. A Fund may realize a net gain or loss from a closing purchase transaction, depending upon whether the amount of the premium received on the call option is more or less than the cost of effecting the closing purchase transaction. If a call option written by a Fund expires unexercised, the Fund will realize a gain in the amount of the premium on the option less the commission paid.

   The option activities of a Fund may increase its portfolio turnover rate and the amount of brokerage commissions paid. A Fund will pay a commission each time it purchases or sells a security in connection with the exercise of an option. These commissions may be higher than those which would apply to purchases and sales of securities directly.

OVER-THE-COUNTER OPTIONS
   The Mid Cap Fund, International and Emerging Markets Funds may deal in over-the-counter options ("OTC options"). PIC understands the position of the staff of the Commission to be that purchased OTC options and the assets used in "cover" for written OTC options are illiquid securities. The Funds have adopted procedures for engaging in OTC options for the purpose of reducing any potential adverse effect of such transactions upon the liquidity of a Fund. A brief description of such procedures is set forth below.

   The Mid Cap, International and Emerging Markets Funds will engage in OTC options transactions only with dealers that meet certain credit and other criteria. The Funds and PIC believe that the approved dealers present minimal credit risks to the Funds and, therefore, should be able to enter into closing transactions if necessary. A Fund currently will not engage in OTC options transactions if the amount invested by the Fund in OTC options, plus a "liquidity charge" related to OTC options written by the Fund (as described below) plus the amount invested by the Fund in other illiquid securities, would exceed 10% of the Fund's total assets. The "liquidity charge" referred to above is computed as described below.

   The Funds anticipate entering into agreements with dealers to which the Funds sell OTC options. Under these agreements the Funds would have the absolute right to repurchase the OTC options from the dealer at any time at a price no greater than a price established under the agreements (the "Repurchase Price"). The "liquidity charge" referred to above for a specific OTC option transaction will be the Repurchase Price related to the OTC option less the intrinsic value of the OTC option. The intrinsic value of an OTC call option for such purposes will be the amount by which the current market value of the underlying security exceeds the exercise price. In the case of an OTC put option, intrinsic value will be the amount by which the exercise price exceeds the current market value of the underlying security. If there is no such agreement requiring a dealer to allow the Funds to repurchase a specific OTC option written by the Funds, the "liquidity charge" will be the current market value of the assets serving as "cover" for such OTC option.

LIMITATIONS ON OPTIONS ON SECURITIES AND SECURITIES INDICES

   The Bond, Mid Cap, International and Emerging Markets Funds may write call options only if they are covered and remain covered for as long as the Fund is obligated as a writer. Thus, if a Fund utilizing this investment technique writes a call option on an individual security, the Fund must own the underlying security or other securities that are acceptable for a pledged account at all times during the option period. The Funds will write call options on indices only to hedge in an economically appropriate way portfolio securities which are not otherwise hedged with options or financial futures contracts. Call options on securities indices written by a Fund will be "covered" by identifying the specific portfolio securities being hedged.

   To secure the obligation to deliver the underlying security, the writer of a covered call option on an individual security is required to deposit the underlying security or other assets in a pledged account in accordance with clearing corporation and exchange rules.

   In the case of an index call option written by a Fund, the Fund will be required to deposit qualified securities. A "qualified security" is a security against which the Fund has not written a call option and which has not been hedged by the Fund by the sale of a financial futures contract. If at the close of business on any day the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts, the Fund will deposit an amount of cash, U.S. Government Securities or other liquid high quality debt obligations equal in value to the difference. In addition, when the Fund writes a call on an index which is "in-the-money" at the time the call is written, the Fund will pledge with the Trust's custodian bank cash, U.S. Government securities or other liquid high quality debt obligations equal in value to the amount by which the call is "in-the-money" times the multiplier times the number of contracts. Any amount otherwise pledged may be applied to the Fund's other obligations to pledge assets in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts.

   Each Fund utilizing this investment technique may invest up to 5% of its total assets in exchange-traded call and put options on securities and securities indices. A Fund may sell a call option or a put option which it has previously purchased prior to the purchase (in the case of a call) or the sale (in the case of a put) of the underlying security. Any such sale of a call option or a put option would result in a net gain or loss, depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid.

   In connection with a Fund's qualifying as a regulated investment company under the Internal Revenue Code of 1986, other restrictions on the Fund's ability to enter into option transactions may apply from time to time. See "Dividends, Distributions and Taxes."

RISKS RELATING TO OPTIONS ON SECURITIES
   During the option period, the writer of a call option has, in return for the premium received on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. The writer has no control over the time within the option period when it may be required to fulfill its obligation as a writer of the option.

   The risk of purchasing a call option or a put option is that the Fund utilizing this investment technique may lose the premium it paid plus transaction costs, if the Fund does not exercise the option and is unable to close out the position prior to expiration of the option.

   An option position may be closed out on an exchange only if the exchange provides a secondary market for an option of the same series. Although the Funds utilizing this investment technique will write and purchase options only when PIC believes that a liquid secondary market will exist for options of the same series, there can be no assurance that a liquid secondary market will exist for a particular option at a particular time and that any Fund, if it so desires, can close out its position by effecting a closing transaction. If the writer of a covered call option is unable to effect a closing purchase transaction, it cannot sell the underlying security until the option expires or the option is exercised. Accordingly, a covered call writer may not be able to sell the underlying security at a time when it might otherwise be advantageous to do so.

   Possible reasons for the absence of a liquid secondary market on an exchange include the following: (i) insufficient trading interest in certain options;
(ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) inadequacy of the facilities of an exchange or the clearing corporation to handle trading volume; and (v) a decision by one or more exchanges to discontinue the trading of options in general or of particular options or impose restrictions on orders.

   Each exchange has established limitations governing the maximum number of call options, whether or not covered, which may be written by a single investor acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. PIC believes that the position limits established by the exchanges will not have any adverse impact upon the Funds.

RISKS OF OPTIONS ON SECURITIES INDICES
   Because the value of an index option depends upon movements in the level of the index rather than movements in the price of a particular security, whether a Fund utilizing this investment technique will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of prices in the market generally or in an industry or market segment (depending on the index option in question) rather than upon movements in the price of an individual security. Accordingly, successful use by a Fund of options on indices will be subject to PIC's ability to predict correctly movements in the direction of the market generally or in the direction of a particular industry. This requires different skills and techniques than predicting changes in the prices of individual securities.

   Index prices may be distorted if trading of certain securities included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of securities included in the index. If this occurred, a Fund utilizing this investment technique would not be able to close out options which it had written or purchased and, if restrictions on exercise were imposed, might be unable to exercise an option it purchased, which would result in substantial losses to the Fund. However, it is the Trust's policy to write or purchase options only on indices which include a sufficient number of securities so that the likelihood of a trading halt in the index is minimized.

   Because the exercise of an index option is settled in cash, an index call writer cannot determine the amount of its settlement obligation in advance and, unlike call writing on portfolio securities, cannot provide in advance for its potential settlement obligation by holding the underlying securities. Consequently, the Funds will write call options only on indices which meet the interim described above.

   Price movements in securities held by a Fund utilizing this investment technique will not correlate perfectly with movements in the level of the index and, therefore, the Fund bears the risk that the price of the securities held by the Fund might not increase as much as the level of the index. In this event, the Fund would bear a loss on the call which would not be completely offset by movements in the prices of the securities held by the Fund. It is also possible that the index might rise when the value of the securities held by the Fund does not. If this occurred, the Fund would experience a loss on the call which would not be offset by an increase in the value of its portfolio and might also experience a loss in the market value of its portfolio securities.

   Unless a Fund utilizing this investment technique has other liquid assets which are sufficient to satisfy the exercise of a call on an index, the Fund will be required to liquidate securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if the Fund fails to anticipate an exercise, it may have to borrow from a bank (in an amount not exceeding 10% of the Fund's total assets) pending settlement of the sale of securities in its portfolio and pay interest on such borrowing.

   When a Fund has written a call on an index, there is also a risk that the market may decline between the time the Fund has the call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Fund is able to sell its securities. As with options on its securities, the Fund will not learn that a call has been exercised until the day following the exercise date but, unlike a call on a security where the Fund would be able to deliver the underlying security in settlement, the Fund may have to sell some of its securities in order to make settlement in cash, and the price of such securities may decline before they can be sold.

   If a Fund exercises a put option on an index which it has purchased before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If this change causes the exercised option to fall "out-of-the-money" the Fund will be required to pay the difference between the closing index value and the exercise price of the option (multiplied by the applicable multiplier) to the assigned writer. Although the Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

FINANCIAL FUTURES CONTRACTS AND RELATED OPTIONS

   The Bond, Mid Cap, International and Emerging Markets Funds may use financial futures contracts and related options to hedge against changes in the market value of their portfolio securities or securities which they intend to purchase. The Mid Cap, International and Emerging Markets Funds may use foreign currency futures contracts to hedge against changes in the value of foreign currencies. (See "Foreign Currency Transactions" below.) Hedging is accomplished when an investor takes a position in the futures market opposite to the investor's cash market position. There are two types of hedges--long (or buying) and short (or selling) hedges. Historically, prices in the futures market have tended to move in concert with (although in inverse relation to) cash market prices, and prices in the futures market have maintained a fairly predictable relationship to prices in the cash market. Thus, a decline in the market value of securities or the value of foreign currencies may be protected against to a considerable extent by gains realized on futures contracts sales. Similarly, it is possible to protect against an increase in the market price of securities which the Fund utilizing this investment technique may wish to purchase in the future by purchasing futures contracts.

   The Bond, Mid Cap, International and Emerging Markets Funds may purchase or sell any financial futures contracts which are traded on a recognized exchange or board of trade and may purchase exchange- or board-traded put and call options on financial futures contracts as a hedge against anticipated changes in the market value of its portfolio securities or securities which it intends to purchase. Financial futures contracts consist of interest rate futures contracts, securities index futures contracts and foreign currency futures contracts. A public market presently exists in interest rate futures contracts covering long-term U.S. Treasury bonds, U.S. Treasury notes, three-month U.S. Treasury bills and GNMA certificates. Securities index futures contracts are currently traded with respect to the Standard & Poor's 500 Composite Stock Price Index and such other broad-based stock market indices as the New York Stock Exchange Composite Stock Index and the Value Line Composite Stock Price Index. A clearing corporation associated with the exchange or board of trade on which a financial futures contract trades assumes responsibility for the completion of transactions and also guarantees that open futures contracts will be performed.

   In contrast to the situation in which a Fund purchases or sells a security, no security is delivered or received by the Fund upon the purchase or sale of a financial futures contract (although an obligation to deliver or receive the underlying security in the future is created by such a contract). Initially, when it enters into a financial futures contract, a Fund utilizing this investment technique will be required to deposit in a pledged account with the Trust's custodian bank with respect to such Fund an amount of cash or U.S. Treasury bills. This amount is known as an initial margin and is in the nature of a performance bond or good faith deposit on the contract. The current initial margin deposit required per contract is approximately 5% of the contract amount. Brokers may establish deposit requirements higher than this minimum. However, subsequent payments, called variation margin, will be made to and from the account on a daily basis as the price of the futures contract fluctuates. This process is known as marking to market.

   The writer of an option on a futures contract is required to deposit a margin balance pursuant to requirements similar to those applicable to futures contracts. Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's margin account. This amount will be equal to the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

   Although financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out is accomplished by effecting an offsetting transaction. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of securities and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller immediately would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller immediately would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same securities and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss.

   The Funds utilizing this investment technique will pay commissions on financial futures contracts and related options transactions. These commissions may be higher than those which would apply to purchases and sales of securities directly, and will be in addition to those paid for direct purchases and sales of securities.

LIMITATIONS ON FUTURES CONTRACTS AND RELATED OPTIONS
   The Funds utilizing this investment technique may not engage in transactions in financial futures contracts or related options for speculative purposes but only as a hedge against anticipated changes in the market value of portfolio securities or securities which it intends to purchase or foreign currencies. A Fund utilizing this investment technique may not purchase or sell financial futures contracts or related options if, immediately thereafter, the sum of the amount of initial margin deposits on the Fund's existing futures and related options positions and the premiums paid for related options would exceed 5% of the market value of the Fund's total assets after taking into account unrealized profits and losses on any such contracts. At the time of purchase of a futures contract or a call option on a futures contract, any asset, including equity securities and non-investment-grade debt so long as the asset is liquid, unencumbered and marked to market daily equal to the market value of the futures contract minus the Fund's initial margin deposit with respect thereto will be deposited in a pledged account with the Trust's custodian bank with respect to such Fund to collateralize fully the position and thereby ensure that it is not leveraged.

   The extent to which a Fund may enter into financial futures contracts and related options also may be limited by the requirements of the Internal Revenue Code of 1986 for qualification as a regulated investment company. See "Dividends, Distributions and Taxes."

RISKS RELATING TO FUTURES CONTRACTS AND RELATED OPTIONS
   Positions in futures contracts and related options may be closed out on an exchange if the exchange provides a secondary market for such contracts or options. A Fund utilizing this investment technique will enter into a futures or futures related option position only if there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular option or futures contract at any specific time. Thus, it may not be possible to close out a futures or related option position. In the case of a futures position, in the event of adverse price movements the Fund would continue to be required to make daily margin payments. In this situation, if the Fund has insufficient cash to meet daily margin requirements it may have to sell portfolio securities to meet its margin obligations at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the securities underlying the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on the Fund's ability to hedge its positions effectively.

   There are several risks in connection with the use of futures contracts as a hedging device. While hedging can provide protection against an adverse movement in market prices, it can also limit a hedger's opportunity to benefit fully from favorable market movement. In addition, investing in futures contracts and options on futures contracts will cause a Fund to incur additional brokerage commissions and may cause an increase in a Fund's turnover rate.

   The successful use of futures contracts and related options depends on the ability of the Adviser to forecast correctly the direction and extent of market movements within a given time frame. To the extent market prices remain stable during the period a futures contract or option is held by a Fund or such prices move in a direction opposite to that anticipated, the Fund may realize a loss on the hedging transaction which is not offset by an increase in the value of its portfolio securities. As a result, the Fund's total return for the period may be less than if it had not engaged in the hedging transaction.

   Utilization of futures contracts by a Fund involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the securities or currencies which are being hedged. If the price of the futures contract moves more or less than the price of the securities or currency being hedged, the Fund will experience a gain or loss which will not be completely offset by movements in the price of the securities or currency. It is possible that, where a Fund has sold futures contracts to hedge against decline in the market, the market may advance and the value of securities held in the Fund or the currencies in which its foreign securities are denominated may decline. If this occurred, the Fund would lose money on the futures contract and would also experience a decline in value in its portfolio securities. Where futures are purchased to hedge against a possible increase in the prices of securities or foreign currencies before the Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline; if the Fund then determines not to invest in securities (or options) at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures that would not be offset by a reduction in the price of the securities purchased.

   The market prices of futures contracts may be affected if participants in the futures market elect to close out their contracts through offsetting transactions rather than to meet margin deposit requirements. In such cases, distortions in the normal relationship between the cash and futures markets could result. Price distortions could also result if investors in futures contracts opt to make or take delivery of the underlying securities or currencies rather than to engage in closing transactions because such action would reduce the liquidity of the futures market. In addition, because, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the underlying securities market, increased participation by speculators in the futures market could cause temporary price distortions. Because of the possibility of price distortions in the futures market and of the imperfect correlation between movements in the prices of securities or foreign currencies and movements in the prices of futures contracts, a correct forecast of market trends may still not result in a successful hedging transaction.

   Compared to the purchase or sale of futures contracts, the purchase of put or call options on futures contracts involves less potential risk for a Fund because the maximum amount at risk is the premium paid for the options plus transaction costs. However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to the Fund (i.e., the loss of the premium paid) while the purchase or sale of the futures contract would not have resulted in a loss, such as when there is no movement in the price of the underlying securities.

REPURCHASE AGREEMENTS

   Repurchase agreements will be entered into only with commercial banks, brokers and dealers considered by the Trust to be creditworthy. The Trustees of the Trust will monitor each Fund's repurchase agreement transactions periodically and, with the Funds' investment advisers, will consider standards which the investment advisers will use in reviewing the creditworthiness of any party to a repurchase agreement with a Fund. No more than an aggregate of 10% of a Fund's total assets, at the time of investment, will be invested in repurchase agreements having maturities longer than seven days and other investments subject to legal or contractual restrictions on resale, or for which there are not readily available market quotations.

   The use of repurchase agreements involves certain risks. For example, if the seller under a repurchase agreement defaults on its obligation to repurchase the underlying instrument at a time when the value of the instrument has declined, a Fund may incur a loss upon its disposition. If the seller becomes insolvent and subject to liquidation or reorganization under bankruptcy or other laws, a bankruptcy court may determine that the underlying instrument is collateral for a loan by the Fund and therefore is subject to sale by the trustee in bankruptcy. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying instrument. While the Trustees of the Trust acknowledge these risks, it is expected that they can be controlled through careful structuring of repurchase agreement transactions to meet requirements for treatment as a purchase and sale under the bankruptcy laws and through monitoring procedures designed to assure the creditworthiness of counterparties to such transactions.


 LENDING PORTFOLIO SECURITIES

   The Funds may lend portfolio securities to broker-dealers and other financial institutions in amounts up to 25% of the market or other fair value for its total assets, provided that such loans are callable at any time by the Fund utilizing this investment technique and are at all times secured by collateral held by the Fund at least equal to the market value, determined daily, of the loaned securities. The Fund utilizing this investment technique will continue to receive any income on the loaned securities, and at the same time will earn interest on cash collateral (which will be invested in short-term debt obligations) or a securities lending fee in the case of collateral in the form of U.S. Government securities. A loan may be terminated at any time by either the Fund or the borrower. Upon termination of a loan, the borrower will be required to return the securities to the Fund, and any gain or loss in the market price during the period of the loan would accrue to the Fund. If the borrower fails to maintain the requisite amount of collateral, the loan will automatically terminate, and the Fund may use the collateral to replace the loaned securities while holding the borrower liable for any excess of the replacement cost over the amount of the collateral.


   When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, in order to exercise such rights if the matters involved would have a material effect on the Fund's investment in the securities which are the subject of the loan. The Fund may pay reasonable finders, administrative and custodial fees in connection with loans of its portfolio securities.

   As with any extension of credit, there are risks of delay in recovery of the loaned securities and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, loans of portfolio securities will be made only to firms considered by the Trust to be creditworthy and when the Adviser believes the consideration to be earned justifies the attendant risks.

WHEN-ISSUED SECURITIES

   New issues of municipal and emerging market securities are often offered on a when-issued basis, that is, delivery and payment for the securities normally takes place 15 to 45 days or more after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. The Bond and Emerging Markets Funds will generally make a commitment to purchase such securities with the intention of actually acquiring the securities. However, the Funds may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. When the Bond and Emerging Markets Funds purchase securities on a when-issued basis, cash or liquid high quality debt securities equal in value to commitments for the when-issued securities will be deposited in a segregated account with the Trust's custodian bank. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

   Securities purchased on a when-issued basis and the securities held in the Bond and Emerging Markets Funds are subject to changes in market value based upon the public perception of the creditworthiness of the issuer and changes in the level of interest rates which will generally result in similar changes in value; i.e., both experiencing appreciation when interest rates decline and depreciation when interest rates rise. Therefore, to the extent the Bond and Emerging Markets Funds remain substantially fully invested at the same time that they have purchased securities on a when-issued basis, there will be greater fluctuations in the net asset values than if the Funds merely set aside cash to pay for when-issued securities. In addition, there will be a greater potential for the realization of capital gains, which are not exempt from federal income taxation. When the time comes to pay for when-issued securities, the Bond and Emerging Markets Funds will meet their obligations from then available cash flow, the sale of securities or, although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a value greater or less than the payment obligation). The policies described in this paragraph are not fundamental and may be changed without shareholder approval.


FOREIGN CURRENCY TRANSACTIONS

   The Mid Cap, International and Emerging Markets Funds (each a "Foreign Currency Fund") each may engage in foreign currency transactions, although the Mid Cap Fund has no present intention of doing so. The following is a description of these transactions.


   Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days ("term") from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers.

   No Fund will enter into such forward contracts or maintain a net exposure in such contracts where it would be obligated to deliver an amount of foreign currency in excess of the value of its portfolio securities and other assets denominated in that currency. The Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that to do so is in the best interests of a Fund. The Trust's custodian banks will segregate any asset, including equity securities and non-investment-grade debt so long as the asset is liquid, unencumbered and marked to market daily in an amount not less than the value of a Foreign Currency Fund's total assets committed to forward foreign currency exchange contracts entered into for the purchase of a foreign currency. If the value of the securities segregated declines, additional cash or securities will be added so that the segregated amount is not less than the amount of the Foreign Currency Fund's commitments with respect to such contracts. Generally, the Foreign Currency Funds do not enter into forward contracts with terms longer than one year.

   Foreign Currency Options. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period for such options any time prior to expiration.

   A call rises in value if the underlying currency appreciates. Conversely, a put rises in value if the underlying currency depreciates. While purchasing a foreign currency option can protect a Foreign Currency Fund against an adverse movement in the value of a foreign currency, it does not limit the gain which might result from a favorable movement in the value of such currency. For example, if a Foreign Currency Fund were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. Similarly, if a Foreign Currency Fund had entered into a contract to purchase a security denominated in a foreign currency and had purchased a foreign currency call to hedge against a rise in the value of the currency but instead the currency had depreciated in value between the date of purchase and the settlement date, the Foreign Currency Fund would not have to exercise its call but could acquire in the spot market the amount of foreign currency needed for settlement.

   Foreign Currency Futures Transactions. Each Foreign Currency Fund may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, a Foreign Currency Fund may be able to achieve many of the same objectives attainable through the use of foreign currency forward contracts, but more effectively and possibly at a lower cost.

   Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery period and are traded on boards of trade and commodities exchanges. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts.

   Regulatory Restrictions. To the extent required to comply with Securities and Exchange Commission Release No. IC-10666, when purchasing a futures contract or writing a put option, each Foreign Currency Fund will maintain in a pledged account any asset, including equity securities and non-investment-grade debt so long as the asset is liquid, unencumbered and marked to market daily equal to the value of such contracts.

   To the extent required to comply with Commodity Futures Trading Commission Regulation 4.5 and thereby avoid "commodity pool operator" status, a Foreign Currency Fund will not enter into a futures contract or purchase an option thereon if immediately thereafter the initial margin deposits for futures contracts (including foreign currency and all other futures contracts) held by the Foreign Currency Fund plus premiums paid by it for open options on futures would exceed 5% of the Foreign Currency Fund's total assets. Neither Foreign Currency Fund will engage in transactions in financial futures contracts or options thereon for speculation, but only to attempt to hedge against changes in market conditions affecting the values of securities which the Fund holds or intends to purchase. When futures contracts or options thereon are purchased to protect against a price increase on securities intended to be purchased later, it is anticipated that at least 75% of such intended purchases will be completed. When other futures contracts or options thereon are purchased, the underlying value of such contracts will at all times not exceed the sum of: (1) accrued profit on such contracts held by the broker; (2) cash or high quality money market instruments set aside in an identifiable manner; and (3) cash proceeds from investments due in 30 days.

EMERGING MARKET SECURITIES

   The Emerging Markets Fund may invest in countries or regions with relatively low gross national product per capita compared to the world's major economies, and in countries or regions with the potential for rapid economic growth (emerging markets). Emerging markets will include any country: (i) having an "emerging stock market" as defined by the International Finance Corporation;
(ii) with low-to-middle-income economies according to the International Bank for Reconstruction and Development (the "World Bank"); (iii) listed in World Bank publications as developing; or (iv) determined by the Adviser to be an emerging market as defined above. The Emerging Markets Fund may also invest in securities of: (i) companies the principal securities trading market for which is an emerging market country; (ii) companies organized under the laws of, and with a principal office in, an emerging market country, or (iii) companies whose principal activities are located in emerging market countries.


   The risks of investing in foreign securities may be intensified in the case of investments in emerging markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Funds are uninvested and no return is earned thereon. The inability of the Funds to make intended security purchases due to settlement problems could cause the Funds to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Funds due to subsequent declines in value of portfolio securities or, if the Funds have entered into a contract to sell the security, in possible liability to the purchaser. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

   Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The Funds could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Funds of any restrictions on investments.

   Investments in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of the Funds.


   ADDITIONAL RISK FACTORS. As a result of its investments in foreign securities, the Emerging Markets Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. In that event, the Fund may convert such currencies into dollars at the then current exchange rate. Under certain circumstances, however, such as where the Adviser believes that the applicable rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, the Fund may hold such currencies for an indefinite period of time.

   In addition, the Fund may be required to receive delivery of the foreign currency underlying forward foreign currency contracts it has entered into. This could occur, for example, if an option written by the Fund is exercised or the Fund is unable to close out a forward contract. The Fund may hold foreign currency in anticipation of purchasing foreign securities. The Fund may also elect to take delivery of the currencies' underlying options or forward contracts if, in the judgment of the Adviser, it is in the best interest of the Fund to do so. In such instances as well, the Fund may convert the foreign currencies to dollars at the then current exchange rate, or may hold such currencies for an indefinite period of time.


   While the holding of currencies will permit the Fund to take advantage of favorable movements in the applicable exchange rate, it also exposes the Fund to risk of loss if such rates move in a direction adverse to the Fund's position. Such losses could reduce any profits or increase any losses sustained by the Fund from the sale or redemption of securities, and could reduce the dollar value of interest or dividend payments received. In addition, the holding of currencies could adversely affect the Fund's profit or loss on currency options or forward contracts, as well as its hedging strategies.


RUSSIAN SECURITIES
   The Emerging Markets Fund may invest in Russian securities. While investment risks exist in many markets around the world, some of the risks inherent in investing in Russia appear to be greater than those in other established and emerging markets. These risks include, without limitation:

   POLITICAL AND ECONOMIC RISKS. There is no history of stability in this market and no guarantee of future stability. The emerging nature of the Russian political system in its current democratic form leaves it more vulnerable to break down in the event of economic instability or popular unrest. The dynamic nature of the political environment can make the future uncertain. The economic infrastructure is poor, and the country maintains a high level of external and internal debt. Tax regulations are ambiguous and unclear, and there is a risk of imposition of arbitrary or onerous taxes due to the lack of a fair and economically-rational tax regime.

   COMMERCIAL AND CREDIT RISKS. Banks and other financial systems are not well developed or regulated, and as a result tend to be untested and have low credit ratings. Organized crime and corruption are a feature of the business environment, and bankruptcy and insolvency are commonplace as businesses are learning how to cope in new conditions. In terms of cash, securities and other investment transactions, the risk of broker, counterparty and other third-party default is high. The same holds true for issuers, where the risk of default is high. Insurance is expensive and difficult to obtain in light of the volatility of the commercial environment.

   LIQUIDITY RISKS. Foreign investment is affected by restrictions in terms of repatriation and convertibility of the currency. The ruble is only convertible internally, and the value of investments may be affected by fluctuations in available currency rates and exchange control regulations. The repatriation of profits may be restricted in some cases. Due to the undeveloped nature of the banking system, considerable delays can occur in transferring funds, converting rubles into other currencies and remitting funds out of Russia.

   LEGAL AND REGULATORY RISKS. Russia's legal system is evolving and is not as developed as that of a western country. It is based on a civil code with no system of judicial precedents. The regulatory environment is sometimes uncertain since the total law can encompass the civil code, legislative laws, presidential decrees, and ministry resolutions. The code, laws, decrees, and resolutions ("Regulations") are promulgated at separate times and are not necessarily consistent. The issuance of Regulations does not always keep pace with market developments, thereby creating ambiguities and inconsistencies.

   Regulations governing securities investment may not exist or may be interpreted and applied in an arbitrary or inconsistent manner. There may be a risk of conflict between the rules and regulations of the local, regional, and national governments. The concept of share ownership rights and controls may not be in place or be enforceable. The independence of the courts from economic, political, or national influence is basically untested and the courts and judges are not experienced in business and corporate law. Foreign investors cannot be guaranteed redress in a court of law for a breach of local laws, regulations or contracts.

   The securities market regulatory body, the Federal Commission on the Capital Market, was established in 1994 and is responsible for overseeing market participants, including registrars. However, the monitoring of and enforcement of the obligations of registrar companies is difficult due to geographic dispersion and inconsistent interpretation and application of regulations.

   OPERATIONAL RISKS. Shareholder Title to Securities: Shareholder risk is a major risk for equity investment in Russia. For example, shares are dematerialized and the only legal evidence of ownership is the shareholder's name entered in the register of the company. The concept of fiduciary duty on the part of companies' management is generally non-existent. Therefore, shareholders may suffer a dilution or loss of investment, due to arbitrary changes in the shareholder register, with little or no recourse or redress available. Local laws and regulations may not prohibit or restrict a company's management from materially changing the company's structure without the consent of shareholders. Legislation prohibiting insider trading activities is rudimentary.

   Clearing and Settlement: For equity settlements, the payments are usually handled offshore in U.S. dollars after the shares are reregistered on the books of the company or its registrar. However, the only evidence of the registration is a company "extract" which is a photocopy of the appropriate page from the register reflecting the new shareholder's name. The extract does not have a legal basis for establishing ownership in the event of a loss.

   For Ministry of Finance (MinFin) bond settlements, payments are made offshore in U.S. dollars upon settlement of the bearer bonds at Vneshtorgbank's (VTB) office in Moscow. If the bonds are transported between the local subcustodian and VTB, the investor is exposed to transportation risk as the MinFins are bearer bonds and are not replaceable in the event they are lost, stolen, or destroyed.

   Foreign investors can also invest in treasury issues through the Moscow Interbank Currency Exchange (MICEX). These issues settle book-entry at MICEX in rubles only.

   Transparency: The rules regulating corporate governance may not exist or are underdeveloped and offer little protection to minority shareholders. Disclosure and reporting requirements are not to the expected level of most developed western nations. The accounting standards generally used in Russia are not international standards and in many cases may be cash based, nonaccrual method of accounting. The quality, reliability, and availability of information on companies in Russia is lower than in most western markets.

   Derivative Investments. In order to seek to hedge various portfolio positions, including to hedge against price movements in markets in which the Fund anticipates increasing its exposure, the Fund may invest in certain instruments which may be characterized as derivative investments. These investments include various types of interest rate transactions, options and futures. Such investments also may consist of indexed securities, including inverse securities. The Fund has express limitations on the percentage of its assets that may be committed to certain of such investments. Other of such investments have no express quantitative limitations, although they may be made solely for hedging purposes, not for speculation, and may in some cases require limitations as to the type of permissible counter-party to the transaction. Interest rate transactions involve the risk of an imperfect correlation between the index used in the hedging transactions and that pertaining to the securities which are the subject of such transactions. Similarly, utilization of options and futures transactions involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of the securities or interest rates which are the subject of the hedge. Investments in indexed securities, including inverse securities, subject the Fund to the risks associated with changes in the particular indices, which may include reduced or eliminated interest payments and losses of invested principal.

REAL ESTATE INVESTMENT TRUSTS
   As described in the Prospectus, the Real Estate Fund intends under normal conditions to invest in real estate investment trusts ("REITs"). REITs pool investors' funds for investment primarily in income-producing commercial real estate or real estate-related loans. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it distribute to its shareholders at least 95% of its taxable income (other than net capital gains) for each taxable year.

   REITs can generally be classified as follows:


   --Equity REITs, which invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value.

   --Mortgage REITs, which invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments.

   --Hybrid REITs, which combine the characteristics of both equity REITs and mortgage REITs.

   REITs are like closed-end investment companies in that they are essentially holding companies which rely on professional managers to supervise their investments. A shareholder in the Real Estate Fund should realize that by investing in REITs indirectly through the Fund, he will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of underlying REITs.

RISKS OF INVESTMENT IN REAL ESTATE SECURITIES
    Selecting REITs requires an evaluation of the merits of each type of asset a particular REIT owns, as well as regional and local economics. Due to the proliferation of REITs in recent years and the relative lack of sophistication of certain REIT managers, the quality of REIT assets has varied significantly. The Real Estate Fund will not invest in real estate directly, but only in securities issued by real estate companies. However, the Fund may be subject to risks similar to those associated with the direct ownership of real estate because of its policy of concentrating in the securities of companies in the real estate industry. These include declines in the value of real estate, risks related to general and local economic conditions, dependence on management skill, cash flow dependence, possible lack of availability of long-term mortgage funds, over-building, extended vacancies of properties, decreased occupancy rates and increased competition, increases in property taxes and operating expenses, changes in neighborhood values and the appeal of the properties to tenants and changes in interest rates.

   In addition to these risks, equity REITs may be affected by changes in the value of the underlying properties owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills and generally are not diversified. Equity and mortgage REITs are also subject to potential defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Code and failing to maintain exemption from the Investment Company Act of 1940. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, investment in REITs could cause the Fund to possibly fail to qualify as a regulated investment company.

DEBT SECURITIES
   Up to 25% of the Real Estate Fund's total assets may be invested in debt securities (which include for purposes of this investment policy convertible debt securities which the Adviser believes have attractive equity characteristics). The Real Estate Fund may invest in debt securities rated BBB or better by Standard & Poor's Corporation ("S&P") or Baa or better by Moody's Investor Service, Inc. ("Moody's") or, if not rated, are judged to be of comparable quality as determined by the Adviser. In choosing debt securities for purchase by the Fund, the Adviser will employ the same analytical and valuation techniques utilized in managing the equity portion of the Real Estate Fund's holdings (see "Investment Advisory and Other Services") and will invest in debt securities only of companies that satisfy the Adviser's investment criteria.

   The value of the Real Estate Fund's investments in debt securities will change as interest rates fluctuate. When interest rates decline, the values of such securities generally can be expected to increase and when interest rates rise, the values of such securities can generally be expected to decrease. The lower-rated and comparable unrated debt securities described above are subject to greater risks of loss of income and principal than are higher-rated fixed income securities. The market value of lower- rated securities generally tends to reflect the market's perception of the creditworthiness of the issuer and short-term market developments to a greater extent than is the case with more highly rated securities, which reflect primarily functions in general levels of interest rates.


ZERO COUPON BONDS
   The Emerging Markets Fund may invest in debt obligations that do not make any interest payments for a specified period of time prior to maturity or until maturity. Even though such bonds do not pay current interest in cash, the Emerging Markets Fund is required to accrue interest income on such investments and to distribute such amounts to shareholders. Thus, the Emerging Markets Fund would not be able to purchase income-producing securities to the extent of cash used to pay such distributions and current income could be less than it otherwise would have been. Alternatively, the Emerging Markets Fund might liquidate investments in order to satisfy these distribution requirements. The value of these obligations fluctuates more in response to interest rate changes, if they are of the same maturity, than does the value of debt obligations that make current interest payments.

LOAN PARTICIPATIONS AND ASSIGNMENTS
   The Emerging Markets Fund may also invest in fixed- or floating-rate loans arranged through private negotiations between an issuer of emerging market debt instruments and one or more financial institutions ("lenders"). Generally, investments in loans would be in the form of loan participations and assignments of loan portfolios from third parties.

   When investing in a loan participation, the Funds will typically have the right to receive payments from the lender to the extent that the lender receives payments from the borrower. In addition, the Funds will be able to enforce their rights through the lender, and not directly against the borrower. As a result, in a loan participation the Funds assume credit risk with respect to both the borrower and the lender.

   When the Funds purchase loan assignments from lenders, they will acquire direct rights against the borrower, but these rights and the Funds' obligations may differ from, and be more limited than, those held by the assigning lender. Loan participations and assignments may be illiquid.


                             INVESTMENT RESTRICTIONS

   The investment restrictions described below are fundamental policies and may not be changed as to any Fund without the approval of the lesser of (i) a majority of the Fund's outstanding shares or (ii) 67% of the Fund's shares represented at a meeting of Trust shareholders at which the holders of 50% or more of the Fund's outstanding shares are present. No Fund of the Trust may:

   (1) Make short sales of securities, unless at the time of sale the Fund owns an equal amount of such securities.

  (2) Purchase securities on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities. The deposit or payment by the Fund of initial or maintenance margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin.


  (3) Write, purchase or sell puts, calls or combinations thereof, except that the Funds may (a) write exchange-traded covered call options on portfolio securities and enter into closing purchase transactions with respect to such options, and Funds, other than the Bond Fund, may write exchange-traded covered call options on foreign currencies and secured put options on securities and foreign currencies and write covered call and secured put options on securities and foreign currencies traded over the counter, and enter into closing purchase transactions with respect to such options, (b) purchase exchange- traded call options and put options, and such Funds, other than the Bond Fund, may purchase call and put options traded over the counter, provided that the premiums on all outstanding call and put options do not exceed 5% of its total assets, and enter into closing sale transactions with respect to such options, and (c) engage in financial futures contracts and related options transactions, provided that the sum of the initial margin deposits on such Fund's existing futures and related options positions and the premiums paid for related options would not exceed 5% of its total assets.


  (4) Borrow in excess of 10% of the market or other fair value of its total assets, or pledge its assets to an extent greater than 15% of the market or other fair value of its total assets. Any such borrowings shall be from banks and shall be undertaken only as a temporary measure for administrative purposes. Deposits in escrow in connection with the writing of covered call options, secured put options, or the purchase or sale of financial futures contracts and related options are not deemed to be a pledge or other encumbrance. The Bond Fund will not purchase securities while temporary bank borrowings in excess of 5% of its net assets are outstanding.


  (5) Underwrite the securities of other issuers, except to the extent that in connection with the disposition of its portfolio securities, a Fund may be deemed to be an underwriter. The Mid Cap (with respect to up to one-third of its assets), International and Emerging Markets Funds may buy and sell securities outside the United States which are not registered with the Commission or marketable in the United States.


  (6) Concentrate its assets in the securities of issuers which conduct their principal business activities in the same industry, except that the Real Estate Fund may so concentrate its assets and the Bond Fund may invest more than 25% of its assets in a particular segment of the municipal securities market. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.


  (7) Make any investment in real estate, real estate limited partnerships, commodities or commodities contracts, except that a Fund may (a) purchase or sell readily marketable securities which are secured by interests in real estate, including real estate investment and mortgage investment trusts, and (b) engage in financial futures contracts and related options transactions, provided that the sum of the initial margin deposits on the Fund's futures and related options positions and the premiums paid for related options would not exceed 5% of the Fund's total assets, and (c) the Mid Cap, International and Emerging Markets Funds may enter into foreign currency transactions.

  (8) Make loans, except that the Fund may (a) purchase bonds, notes, debentures or similar obligations which are customarily purchased by institutional investors, whether publicly distributed or not, (b) invest in repurchase agreements, provided that an aggregate of no more than 10% of the Fund's net assets (taken at market value) may be invested in repurchase agreements having maturities of more than seven days and all other illiquid securities, and (c) loan its portfolio securities in amounts up to one third of the market or other fair value of its total assets, subject to restrictions described more fully above.

  (9) Purchase securities of other investment companies, except that the Fund may make such a purchase (a) in the open market involving no commission or profit to a sponsor or dealer (other than the customary broker's commission), provided that immediately thereafter (i) not more than 10% of the Fund's total assets would be invested in such securities and (ii) not more than 3% of the voting stock of another investment company would be owned by the Fund, or (b) as part of a merger, consolidation, or acquisition of assets.

 (10) Invest more than 5% of its total assets in the securities of any one issuer (except the U.S. Government and, in the case of the Mid Cap, International and Emerging Markets Funds, any foreign government, its agencies and instrumentalities) or purchase more than 10% of the outstanding voting securities or more than 10% of the securities of any class of any one issuer; however, the foregoing limitations do not apply to the Real Estate Fund and Emerging Markets Fund. With respect to 75% of its assets, a Fund which may invest in foreign securities will limit its investments in the securities of any one foreign government, its agencies and instrumentalities, to 5% of the Fund's total assets.

 (11) Invest in securities of any issuer if any officer or Trustee of the Trust or any officer or director of the Adviser owns more than 1/2 of 1% of the outstanding securities of such issuer and all such persons own in the aggregate more than 5% of the securities of such issuer.


 (12) Invest in the aggregate more than 5% of its total assets in the securities of any issuers (other than real estate investment trusts) which have (with predecessors) a record of less than three years of continuous operations.


 (13) Invest in warrants or rights except where acquired in units or attached to other securities. The Mid Cap, Real Estate, International and Emerging Markets Funds each may invest up to 5% of its total assets in warrants or rights which are not in units or attached to other securities.


 (14) Purchase restricted securities (including repurchase agreements having maturities of more than seven days) or securities for which market value quotations are not readily available if as a result of such purchase more than 10% of each Fund's, total assets would be invested in the aggregate in such securities.

 (15) Invest in interests in oil, gas, or other mineral exploration or development programs.

 (16) Issue senior securities as defined in the Investment Company Act of 1940 except to the extent that it is permissible to (a) borrow money from banks pursuant to the Trust's investment restrictions regarding the borrowing of money, and (b) enter into transactions involving forward foreign currency contracts and options thereon, as described in the Trust's Prospectus and this Statement of Additional Information.


   If a percentage restriction on investment or utilization of assets as set forth is adhered to at the time an investment is made, a later change in the percentage resulting from a change in the value or costs of the Fund's assets will not be considered a violation of the restriction except as provided in (11) above.

                                   PERFORMANCE

   Performance information for each Fund (and Class of Fund) may appear in advertisements, sales literature, or reports to shareholders or prospective shareholders. Performance information in advertisements and sales literature may be expressed as the "yield" of the Bond Fund and Emerging Markets Fund, and as "average annual total return" and "total return" of any of the other Funds.

   Quotations of the yield for the Bond Fund and Emerging Markets Fund will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses (including pro rata Trust expenses and expenses applicable to each particular Fund or Class of Fund) accrued during the period ("net investment income"), and are computed by dividing net investment income by the value of a share of the Fund or Class on the last day of the period, according to the following formula:


   YIELD = 2[( a-b + 1)(6)-1]
               ---
               cd

   where a = dividends and interest earned during the period by the Fund, b = expenses accrued for the period (net of any reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and d = the net asset value per share on the last day of the period.


   For the 30-day period ended November 30, 1998, the yield for the Bond Fund Class A shares and Class B shares was 4.29% and 3.76%, respectively and the Emerging Markets Fund Class A shares, Class B shares and Class C shares was 14.57%, 14.59%, and 14.62%, respectively.

   A Fund's average annual total return quotation is computed in accordance with a standardized method prescribed by rules of the Securities and Exchange Commission. The average annual total return for the Fund for a specific period is found by first taking a hypothetical $1,000 investment ("initial investment") in the Fund's shares on the first day of the period, adjusting to deduct the maximum sales charge, and computing the "redeemable value" of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value on the reinvestment dates during the period.

   Calculation of a Fund's total return is subject to a standardized formula. Total return performance for a specific period is calculated by first taking an investment ("initial investment") in the Fund's shares on the first day of the period, either adjusting or not adjusting to deduct the maximum sales charge, and computing the "redeemable value" of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the redeemable value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains dividends by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period. Total return calculations that do not include the effect of the sales charge would be reduced if such charge were included.

   The manner in which total return will be calculated for public use is described above. The following table illustrates average annual total return for each Fund for the 1, 5 and 10 year periods ended November 30, 1998.


               AVERAGE ANNUAL TOTAL RETURN AS OF NOVEMBER 30, 1998

                                                              PERIODS ENDED
                                         -----------------------------------------------------
 Fund                                       1 YEAR              5 YEAR              10 YEAR           SINCE INCEPTION(1)
 ----                                       ------              ------              -------           ------------------
Bond
 Class A                                     0.70%               4.30%                7.36%                   8.01%
 Class B                                     1.14%                N/A                  N/A                    4.93%
Mid Cap
 Class A                                     1.58%              10.00%                 N/A                   14.69%
 Class B                                     2.13%                N/A                  N/A                   11.85%
International
 Class A                                    20.19%              12.76%                 N/A                    9.59%
 Class B                                    21.32%                N/A                  N/A                   11.25%
Real Estate
 Class A                                   (21.36)%               N/A                  N/A                   10.76%
 Class B                                   (20.88)%               N/A                  N/A                   10.99%
Emerging Markets
 Class A                                   (30.66)%               N/A                  N/A                    8.38%
 Class B                                   (30.01)%               N/A                  N/A                    8.79%
 Class C                                      N/A                 N/A                  N/A                  (35.91)%


- ----------
(1)The Bond, Mid Cap, and International Funds Class A commenced operations on July 15, 1988, November 1, 1989 and November 1, 1989, respectively. Bond Fund Class B commenced operations on March 16, 1994. Mid Cap and International Funds Class B commenced operations on July 18, 1994 and July 15, 1994, respectively. The Real Estate and Emerging Markets Funds' Class A and B commenced operations on March 1, 1995 and September 5, 1995, respectively. The Emerging Markets Bond Fund's Class C Shares commenced operations on March 26, 1998.

   Performance information reflects only the performance of a hypothetical investment in each class during the particular time period on which the calculations are based. Performance information should be considered in light of the Fund's investment objectives and policies, characteristics and quality of the portfolio, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.


   The Trust also may quote annual, average annual and annualized total return and aggregate total return performance data, for each class of shares of the Funds, both as a percentage and as a dollar amount based on a hypothetical $10,000 investment for various periods other than those noted below. Such data will be computed as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or aggregate rates of return and (2) the maximum applicable sales charge will not be included with respect to annual, annualized or aggregate rate of return calculations.

                             PERFORMANCE COMPARISONS

   Each Fund or Class of Fund may, from time to time, include in advertisements containing total return the ranking of those performance figures relative to such figures for groups of mutual funds having similar investment objectives as categorized by ranking services such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Weisenberger Financial Services, Inc., and rating services such as Morningstar, Inc. Additionally, a Fund may compare its performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as Changing Times, Forbes, Fortune, Money, Barrons, Business Week, Stanger's Mutual Fund Monitor, The Stanger Register, Stanger's Investment Adviser, The Wall Street Journal, New York Times, Consumer Reports, Registered Representative, Financial Planning, Financial Services Weekly, Financial World, U.S. News and World Report, Standard and Poor's The Outlook, Investor's Daily and Personal Investor. The total return may be used to compare the performance of the Funds against certain widely acknowledged outside standards or indices for stock and bond market performance, such as the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"), Standard & Poor's 400 Midcap Index (the "S&P 400"), Dow Jones Industrial Average, Europe Australia Far East Index ("EAFE"), NAREIT Equity Index, Consumer Price Index, J.P. Morgan Emerging Markets Bond Index, Lehman Brothers Municipal Bond Index, Lehman Brothers Aggregate Bond Index, Lehman Brothers Corporate Index and Lehman Brothers T-Bond Index. The S&P 500 is a commonly quoted measure of stock market performance and represents common stocks of companies of varying sizes segmented across 90 different industries which are listed on the New York Stock Exchange, the American Stock Exchange and traded over the NASDAQ National Market System.

                               PORTFOLIO TURNOVER

   The Funds pay brokerage commissions for purchases and sales of portfolio securities. A high rate of portfolio turnover generally involves a correspondingly greater amount of brokerage commissions and other costs which must be borne directly by a Fund and thus indirectly by its shareholders. It may also result in the realization of larger amounts of short-term capital gains, which are taxable to shareholders as ordinary income. If such rate of turnover exceeds 100%, the Funds will pay more in brokerage commissions than would be the case if they had lower portfolio turnover rates. Historical turnover rates can be found under the heading "Financial Highlights" located in the Trust's Prospectus.

                             PORTFOLIO TRANSACTIONS

   In effecting fund transactions for the Trust, each adviser adheres to the Trust's policy of seeking best execution and price, determined as described below, except to the extent it is permitted to pay higher brokerage commissions for "brokerage and research services" as defined herein. The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations including, without limitation, the overall direct net economic result to the Trust (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by each adviser and the Subadviser in determining the overall reasonableness of brokerage commissions paid by the Trust.

   Each adviser may cause the Trust to pay a broker an amount of commission for effecting a securities transaction in excess of the amount of commission which another broker or dealer would have charged for effecting that transaction if such adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker. As provided in Section 28(e) of the Securities Exchange Act of 1934, "brokerage and research services" include advising as to the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Brokerage and research services provided by brokers to the Trust are considered to be in addition to and not in lieu of services required to be performed by each adviser under its contract with the Trust and may benefit both the Trust and other accounts of such adviser. Conversely, brokerage and research services provided by brokers to other accounts of an adviser may benefit the Trust.

   If the securities in which a particular Fund of the Trust invests are traded primarily in the over-the-counter market, where possible the Fund will deal directly with the dealers who make a market in the securities involved unless better prices and executions are available elsewhere. Such securities may be purchased directly from the issuer. Bonds and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

   Some fund transactions are, subject to the Conduct Rules of the National Association of Securities Dealers, Inc. and subject to obtaining best prices and executions, effected through dealers (excluding Equity Planning) who sell shares of the Trust.

   The Trust has adopted a policy and procedures governing the execution of aggregated advisory client orders ("bunching procedures") in an attempt to lower commission costs on a per-share and per-dollar basis. According to the bunching procedures, the Adviser shall aggregate transactions unless it believes in its sole discretion that such aggregation is inconsistent with its duty to seek best execution (which shall include the duty to seek best price) for the Trust. No advisory account of the Adviser is to be favored over any other account and each account that participates in an aggregated order is expected to participate at the average share price for all transactions of the Adviser in that security on a given business day, with all transaction costs share pro rata based on the Trust's participation in the transaction. If the aggregated order is filled in its entirety, it shall be allocated among the Adviser's accounts in accordance with the allocation order, and if the order is partially filled, it shall be allocated pro rata based on the allocation order. Notwithstanding the foregoing, the order may be allocated on a basis different from that specified in the allocation order if all accounts of the Adviser whose orders are allocated receive fair and equitable treatment and the reason for such different allocation is explained in writing and is approved in writing by the Adviser's compliance officer as soon as practicable after the opening of the markets on the trading day following the day on which the order is executed. If an aggregated order is partially filled and allocated on a basis different from that specified in the allocation order, no account that is benefited by such different allocation may intentionally and knowingly effect any purchase or sale for a reasonable period following the execution of the aggregated order that would result in it receiving or selling more shares than the amount of shares it would have received or sold had the aggregated order been completely filled. The Trustees will annually review these procedures or as frequently as shall appear appropriate.


   For the fiscal years ended November 30, 1996, 1997 and 1998, brokerage commissions paid by the Trust on Fund transactions totaled $3,104,255, $2,269,745 and $2,904,276, respectively. Brokerage commissions of $1,564,683 paid during the fiscal year ended November 30, 1998, were paid on fund transactions aggregating $989,159,000 executed by brokers who provided research and other statistical and factual information.


   Investment decisions for the Trust are made independently from those of the other investment companies or accounts advised by either adviser. It may frequently happen that the same security is held in the portfolio of more than one fund. Simultaneous transactions are inevitable when several funds are managed by the same investment adviser, particularly when the same security is suited for the investment objectives of more than one fund. When two or more funds advised by either adviser (or any subadviser) are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated among the funds in a manner equitable to each fund. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Trust is concerned. In other cases, however, it is believed that the ability of the Trust to participate in volume transactions will produce better executions for the Trust. It is the opinion of the Board of Trustees of the Trust that the desirability of utilizing each adviser as investment adviser to the Trust outweighs the disadvantages that may be said to exist from simultaneous transactions.

                             THE INVESTMENT ADVISERS

   The investment adviser to the Bond, Mid Cap, International and Emerging Markets Funds is Phoenix Investment Counsel, Inc. ("PIC"), which is located at 56 Prospect Street, Hartford, Connecticut 06115-0480. PIC also acts as the investment adviser for 14 other mutual funds, as subadviser to three mutual funds, and as adviser to institutional clients. PIC has acted as an investment adviser for over sixty years. PIC was originally organized in 1932 as John P. Chase, Inc. As of December 31, 1998, PIC had approximately $23.9 billion in assets under management. Philip R. McLoughlin, a Trustee and officer of the Trust, is a director of PIC. All other executive officers of the Trust are officers of PIC.


   All of the outstanding stock of PIC is owned by Phoenix Equity Planning Corporation ("Equity Planning" or "Distributor"), a subsidiary of Phoenix Investment Partners, Ltd. ("PXP"). PXP is a New York Stock Exchange traded company that provides investment management and related services to institutional investors, corporations and individuals through operating subsidiaries. Phoenix Home Life Mutual Insurance Company ("Phoenix Home Life") of Hartford, Connecticut is a majority shareholder of PXP. Phoenix Home Life is in the business of writing ordinary and group life and health insurance and annuities. Its principal offices are located at One American Row, Hartford, Connecticut, 06115-2520. Equity Planning, a mutual fund distributor, acts as the national distributor of the Trust's shares and as Financial Agent of the Trust. The principal office of Equity Planning is located at 100 Bright Meadow Boulevard, Enfield, Connecticut, 06082.


   Phoenix Investment Partners, Ltd., is the 10th largest publicly traded investment company in the nation, and has served investors for over 70 years. It manages approximately $53.5 billion in assets through its investment partners:
Aberdeen Fund Managers, Inc. (Aberdeen) in Aberdeen, London, Singapore and Fort Lauderdale; Duff & Phelps Investment Management Co. (Duff & Phelps) in Chicago and Cleveland; Roger Engemann & Associates, Inc. (Engemann) in Pasadena; Seneca Capital Management LLC (Seneca) in San Francisco; and Phoenix Investment Counsel, Inc. (Goodwin, Hollister, and Oakhurst divisions) in Hartford, Sarasota and Scotts Valley, CA, respectively.


   Duff & Phelps Investment Management Co. ("Duff & Phelps") is the investment adviser to the Real Estate Fund and is located at 55 East Monroe Street, Suite 3600, Chicago, Illinois 60603. Duff & Phelps also acts as investment adviser to eight other mutual funds and as adviser to institutional clients. As of December 31, 1998, Duff & Phelps had approximately $15.2 billion in assets under management on a discretionary basis. Duff & Phelps is a subsidiary of PXP. Duff & Phelps also serves as investment adviser to the Core Equity Fund of Phoenix Equity Series Fund, the Enhanced Reserves Portfolio and Core Equity Portfolio of Phoenix Duff & Phelps Institutional Mutual Funds and three closed-end funds: Duff & Phelps Utilities Income Inc., Duff & Phelps Utilities Tax-Free Income Inc. and Duff & Phelps Utility and Corporate Bond Trust Inc.

   Aberdeen Fund Managers Inc. ("Aberdeen") is the subadviser to the International Fund and is located at 1 Financial Plaza, Suite 2210, Fort Lauderdale, FL 33394. Aberdeen is a wholly-owned subsidiary of Aberdeen Asset Management PLC based in Aberdeen, Scotland. Together with its subsidiaries, Aberdeen Asset Management PLC provides investment management services to unit and investment trusts, segregated pension funds and other institutional and private portfolios, and, through Aberdeen, U.S. mutual funds. Aberdeen has served as subadviser for the following mutual funds since their inception in 1996: Phoenix-Aberdeen New Asia Fund, Phoenix-Aberdeen Global Small Cap Fund and the Aberdeen New Asia Series of The Phoenix Edge Series Fund. Aberdeen also has served as subadviser to Phoenix-Aberdeen Worldwide Opportunities Fund and the International Series of The Phoenix Edge Series Fund since 1998. As of December 31, 1998, Aberdeen Asset Management PLC had $23.9 billion in assets under management.


   Seneca Capital Management LLC ("Seneca") is the subadviser to the Mid Cap Fund and is located at 909 Montgomery Street, San Francisco, California 94133. Seneca acts as a subadviser to two other mutual funds and as investment adviser to institutions and individuals. As of December 31, 1998, Seneca had $5.9 billion in assets under management. Seneca has been (with its predecessor, GMG/Seneca Capital Management LP ("GMG/Seneca")) an investment adviser since 1989.


   The investment advisory agreements, approved by the Trustees, provide that the Trust will bear all costs and expenses (other than those specifically referred to as being borne by the Adviser) incurred in the operation of the Trust. Such expenses include, but shall not be limited to, all expenses incurred in the operation of the Trust and any public offering of its shares, including, among others, interest, taxes, brokerage fees and commissions, fees of Trustees who are not employees of PIC or any of its affiliates, expenses of Trustees, and shareholders' meetings, expenses of printing and mailing proxy soliciting material, expenses of the insurance premiums for fidelity and other coverage, expenses of the repurchase and redemption of shares, expenses of the issue and sale of shares (to the extent not borne by Equity Planning under its agreement with the Trust), expenses of printing and mailing share certificates representing shares of the Trust, association membership dues, charges of custodians, transfer agents, dividend disbursing agents and financial agents, and bookkeeping, auditing and legal expenses. The Trust will also pay the fees and bear the expense of registering and maintaining the registration of the Trust and its shares with the Securities and Exchange Commission and registering or qualifying its shares under state or other securities laws and the expense of preparing and mailing prospectuses and reports to shareholders. If authorized by the Trustees, the Trust will also pay for extraordinary expenses and expenses of a non-recurring nature which may include, but shall not be limited to, the reasonable cost of any reorganization or acquisition of assets and the cost of legal proceedings to which the Trust is a party.

   Each Fund will pay expenses incurred in its own operation and will also pay a portion of the Trust's general administration expenses allocated on the basis of the asset values of the respective Funds.

   For managing, or directing the management of, the investments of the Bond, Mid Cap, International, Emerging Markets and Income Funds, PIC is entitled to a fee, payable monthly, at the following annual rates:

     FUND                                 1ST $1 BILLION               $1-2 BILLION                 $2+ BILLION
     ----                                 --------------               ------------                 -----------
     Bond                                      0.45%                        0.40%                       0.35%
     Mid Cap                                   0.75%                        0.70%                       0.65%
     International                             0.75%                        0.70%                       0.65%
     Emerging Markets                          0.75%                        0.70%                       0.65%

   For managing, or directing the management of, the investments of the Real Estate Fund, Duff & Phelps is entitled to a monthly fee at the annual rate of 0.75% of the average aggregate daily net asset values of the Fund up to $1 billion; 0.70% of such value between $1 billion and $2 billion; and 0.65% of such value in excess of $2 billion.

   The investment advisory agreements provide that the applicable adviser will reimburse the Trust for the amount, if any, by which the total operating and management expenses of any Fund (including the investment adviser's compensation, but excluding interest, taxes, brokerage fees and commissions and extraordinary expenses) for any fiscal year exceed the level of expenses which such Fund is permitted to bear under the most restrictive expense limitation (which is not waived) imposed on mutual funds by any state in which shares of such Fund are then qualified for sale. Currently the most restrictive state expense limitation provisions limit such expenses of any Fund of the Trust to 2.5% of the first $30 million of average net assets, 2% of the next $70 million of such net assets and 1.5% of such net assets in excess of $100 million. Such reimbursement, if any, will be made by the applicable adviser to the Trust within five days after the end of each month. In the event legislation were to be adopted in each state so as to eliminate this restriction, the Trust would take such action necessary to eliminate this expense limitation.

   For its services to the Bond, Mid Cap, International and Emerging Markets Funds of the Trust during the fiscal year ended November 30, 1998, PIC received a fee of $5,102,768. Of this total, PIC received fees from each Fund as follows:

    Fund                                         1996                           1997                             1998
    ----                                         ----                           ----                             ----
    Bond                                     $   646,989                     $   593,217                      $   544,278
    Mid Cap                                    3,579,657                       3,027,757                        2,476,987
    International                              1,071,572                       1,062,391                        1,350,786
    Emerging Markets                             177,790                         577,472                          730,717

   For the fiscal year ended November 30, 1996, it was necessary that PIC bear ordinary operating expenses of the Emerging Markets Fund of $123,979. Accordingly, the fee of $177,790 to which PIC would otherwise have been entitled was reduced to $53,811.

   The Real Estate Fund, during the fiscal years ended November 30, 1996, 1997 and 1998, paid management fees of $168,177, $355,100 and $398,336, respectively. For the fiscal years 1996, 1997 and 1998, the Adviser bore ordinary operating expenses of the Real Estate Fund of $130,944, $112,306 and $111,386, respectively. Accordingly, the fees which the Adviser would otherwise have been entitled were reduced to $286,950 in fiscal year 1998, $242,794 in fiscal year 1997, and $37,233 in fiscal year 1996.


   The investment advisory agreements also provide that each adviser shall not be liable to the Trust or to any shareholder of the Trust for any error of judgment or mistake of law or for any loss suffered by the Trust or by any shareholder of the Trust in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of such adviser in the performance of its duties thereunder.

   Provided it has been approved by a vote of the majority of the outstanding shares of a Fund of the Trust which is subject to its terms and conditions, each investment advisory agreement continues from year to year with respect of such Fund so long as (1) such continuance is approved at least annually by the Trustees or by a vote of the majority of the outstanding shares of such Fund and
(2) the terms and any renewal of the agreement with respect to such Fund have been approved by the vote of a majority of the Trustees who are not parties to the agreement or interested persons, as that term is defined in the Investment Company Act of 1940, of the Trust or the relevant adviser, cast in person at a meeting called for the purpose of voting on such approval. On sixty days' written notice and without penalty the agreement may be terminated as to the Trust or as to a Fund by the Trustees or by the relevant adviser and may be terminated as to a Fund by a vote of the majority of the outstanding shares of such Fund. The Agreement automatically terminates upon its assignment (within the meaning of the Investment Company Act). The agreement provides that upon its termination, or at the request of the relevant adviser, the Trust will eliminate all reference to Phoenix from its name, and will not thereafter transact business in a name using the word Phoenix.

                        DETERMINATION OF NET ASSET VALUE

   The net asset value per share of each Fund is determined as of the close of trading of the New York Stock Exchange (the "Exchange") on days when the Exchange is open for trading. The Exchange will be closed on the following observed national holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Since the Trust does not price securities on weekends or United States national holidays, the net asset value of a Fund's foreign assets may be significantly affected on days when the investor has no access to the Trust. The net asset value per share of a Fund is determined by adding the values of all securities and other assets of the Fund, subtracting liabilities, and dividing by the total number of outstanding shares of the Fund. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the Securities and Exchange Commission. The total liability allocated to a class, plus that class's distribution fee and any other expenses allocated solely to that class, are deducted from the proportionate interest of such class in the assets of the Fund, and the resulting amount of each is divided by the number of shares of that class outstanding to produce the net asset value per share.

   A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary exchange for such security by the Trustees or their delegates. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value may not take place for any Fund which invests in foreign securities contemporaneously with the determination of the prices of the majority of the portfolio securities of such Fund. All assets and liabilities initially expressed in foreign currency values will be converted into United States dollar values at the mean between the bid and ask quotations of such currencies against United States dollars as last quoted by any recognized dealer. If an event were to occur after the value of an investment was so established but before the net asset value per share was determined, which was likely to materially change the net asset value, then the instrument would be valued using fair value considerations by the Trustees or their delegates. If at any time a Fund has investments where market quotations are not readily available, such investments are valued at the fair value thereof as determined in good faith by the Trustees although the actual calculations may be made by persons acting pursuant to the direction of the Trustees.

                                HOW TO BUY SHARES

   The minimum initial investment is $500 and the minimum subsequent investment is $25. However, both the minimum initial and subsequent investment amounts are $25 for investments pursuant to the "Investo-Matic" plan, a bank draft investing program administered by Distributor, or pursuant to the Systematic Exchange privilege or for an individual retirement account (IRA). In addition, there are no subsequent investment minimum amounts in connection with the reinvestment of dividend or capital gain distributions. Completed applications for the purchase of shares should be mailed to: Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301.

   The Trust has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Funds' net asset values next computed after they are accepted by an authorized broker or the broker's authorized designee.

                        ALTERNATIVE PURCHASE ARRANGEMENTS

   Shares may be purchased from investment dealers at a price equal to their net asset value per share, plus a sales charge which, at the election of the purchaser, may be imposed either (i) at the time of the purchase (the "initial sales charge alternative") or (ii) on a contingent deferred basis (the "deferred sales charge alternative"). Orders received by dealers prior to the close of trading on the New York Stock Exchange are confirmed at the offering price effective at that time, provided the order is received by the Authorized Agent prior to its close of business.


   The alternative purchase arrangements permit an investor to choose the method of purchasing shares that is more beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor wishes to receive distributions in cash or to reinvest them in additional shares of the Funds, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated continuing distribution and services fees and contingent deferred sales charges on Class B or C Shares would be less than the initial sales charge and accumulated distribution services fee on Class A Shares purchased at the same time. Note, only the Emerging Markets Fund and the International Fund currently offer Class C Shares.


   Dividends paid by the Fund, if any, with respect to each Class of Shares will be calculated in the same manner at the same time on the same day, except that fees such as higher distribution and services fees and any incremental transfer agency costs relating to each Class of Shares will be borne exclusively by that class. See "Dividends, Distributions and Taxes."

CLASS A SHARES
   Class A Shares incur a sales charge when they are purchased and enjoy the benefit of not being subject to any sales charge when they are redeemed. Class A Shares are subject to ongoing distribution and services fees at an annual rate of 0.25% of the Fund's aggregate average daily net assets attributable to the Class A Shares. In addition, certain purchases of Class A Shares qualify for reduced initial sales charges. See the Funds' current Prospectus for additional information.

CLASS B SHARES
   Class B Shares do not incur a sales charge when they are purchased, but they are subject to a sales charge if they are redeemed within five years of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions. See the Funds' current Prospectus for additional information.

   Class B Shares are subject to ongoing distribution and services fees at an aggregate annual rate of up to 1.00% of the Fund's aggregate average daily net assets attributable to the Class B Shares. Class B Shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The higher ongoing distribution and services fees paid by Class B Shares will cause such shares to have a higher expense ratio and to pay lower dividends, to the extent any dividends are paid, than those related to Class A Shares. Class B Shares will automatically convert to Class A Shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted, in the circumstances and subject to the qualifications described in the Funds' Prospectus. The purpose of the conversion feature is to relieve the holders of the Class B Shares that have been outstanding for a period of time sufficient for the adviser and the Distributor to have been compensated for distribution expenses related to the Class B Shares from most of the burden of such distribution related expenses.

   Class B Shares include all shares purchased pursuant to the deferred sales charge alternative which have been outstanding for less than the period ending eight years after the end of the month in which the shares were issued. At the end of this period, Class B Shares will automatically convert to Class A Shares and will no longer be subject to the higher distribution and services fees. Such conversion will be on the basis of the relative net asset value of the two classes without the imposition of any sales load, fee or other charge.

   For purposes of conversion to Class A Shares, shares purchased through the reinvestment of dividends and distributions paid in respect of Class B Shares in a shareholder's Fund account will be considered to be held in a separate sub-account. Each time any Class B Shares in the shareholder's Fund account (other than those in the sub-account) convert to Class A, an equal pro rata portion of the Class B Share dividends in the sub-account will also convert to Class A Shares.


CLASS C SHARES--EMERGING MARKETS FUND AND INTERNATIONAL FUND ONLY

   Class C Shares are purchased without an initial sales charge but are subject to a deferred sales charge if redeemed within one year of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions. Shares issued in conjunction with the automatic reinvestment of income distributions and capital gain distributions are not subject to any sales charges. Class C Shares are subject to ongoing distribution and services fees at an aggregate annual rate of up to 1.00% of the Fund's aggregate average daily net assets attributable to Class C Shares. See the Funds' current Prospectus for more information.


CLASS A SHARES--REDUCED INITIAL SALES CHARGES
   Investors choosing Class A Shares may be entitled to reduced sales charges. The five ways in which sales charges may be avoided or reduced are described below.

   QUALIFIED PURCHASERS. If you fall within any one of the following categories, you will not have to pay a sales charge on your purchase of Class A Shares: (1) trustee, director or officer of the Phoenix Funds, the Phoenix-Engemann Funds, Phoenix-Seneca Funds or any other mutual fund advised, subadvised or distributed by the Adviser, Distributor or any of their corporate affiliates (an "Affiliated Phoenix Fund"); (2) any director or officer, or any full-time employee or sales representative (for at least 90 days) of the Adviser or Distributor; (3) registered representatives and employees of securities dealers with whom Distributor has sales agreements; (4) any qualified retirement plan exclusively for persons described above; (5) any officer, director or employee of a corporate affiliate of the Adviser or Distributor; (6) any spouse, child, parent, grandparent, brother or sister of any person named in (1), (2), (3) or
(5) above; (7) employee benefit plans for employees of the Adviser, Distributor and/or their corporate affiliates; (8) any employee or agent who retires from Phoenix Home Life, Distributor and/or their corporate affiliates; (9) any account held in the name of a qualified employee benefit plan, endowment fund or foundation if, on the date of the initial investment, the plan, fund or foundation has assets of $10,000,000 or more or at least 100 eligible employees;
(10) any person with a direct rollover transfer of shares from an established Phoenix Fund, Phoenix-Engemann Fund or Phoenix-Seneca Fund qualified plan; (11) any Phoenix Home Life separate account which funds group annuity contracts offered to qualified employee benefit plans; (12) any state, county, city, department, authority or similar agency prohibited by law from paying a sales charge; (13) any fully matriculated student in any U.S. service academy; (14) any unallocated account held by a third party administrator, registered investment adviser, trust company, or bank trust department which exercises discretionary authority and holds the account in a fiduciary, agency, custodial or similar capacity, if in the aggregate such accounts held by such entity equal or exceed $1,000,000; (15) any person who is investing redemption proceeds from investment companies other than the Phoenix Funds, Phoenix-Engemann Fund or Phoenix-Seneca Fund if, in connection with the purchases or redemption of the redeemed shares, the investor paid a prior sales charge provided such investor supplies verification that the redemption occurred within 90 days of the Phoenix Fund purchase and that a sales charge was paid; (16) any deferred compensation plan established for the benefit of any Phoenix Fund, Phoenix-Engemann Fund or Phoenix-Seneca Fund trustee or director; provided that sales to persons listed in (1) through (15) above are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the shares so acquired will not be resold except to the Fund; (17) purchasers of Class A Shares bought through investment advisers and financial planners who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients; (18) retirement plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 403(b) or 457 of the Internal Revenue Code), and "rabbi trusts" that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for such purchases; or (19) clients of investment advisors or financial planners who buy shares for their own accounts but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements (each of the investors described in (17) through (19) may be charged a fee by the broker, agent or financial intermediary for purchasing shares).

   COMBINATION PURCHASE PRIVILEGE. Your purchase of any class of shares of this or any other Affiliated Phoenix Fund (other than Phoenix Money Market Fund Series Class A Shares), if made at the same time by the same "person," will be added together to determine whether the combined sum entitles you to an immediate reduction in sales charges. A "person" is defined in this and the following sections as (a) any individual, their spouse and minor children purchasing shares for his or their own account (including an IRA account) including his or their own trust; (b) a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (even though more than one beneficiary may exist); (c) multiple employer trusts or Section 403(b) plans for the same employer; (d) multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third party administrator; or (e) trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to funds over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held of record in the name, or nominee name, of the entity placing the order.

   An "Affiliated Phoenix Fund" means any other mutual fund advised, subadvised or distributed by the Adviser or Distributor or any corporate affiliate of either or both the Adviser and Distributor provided such other mutual fund extends reciprocal privileges to shareholders of the Phoenix Funds.

   LETTER OF INTENT. If you sign a Letter of Intent, your purchase of any class of shares of this or any other Affiliated Phoenix Fund (other than Phoenix Money Market Fund Series Class A Shares), if made by the same person within a 13-month period, will be added together to determine whether you are entitled to an immediate reduction in sales charges. Sales charges are reduced based on the overall amount you indicate that you will buy under the Letter of Intent. The Letter of Intent is a mutually non-binding arrangement between you and the Distributor. Since the Distributor doesn't know whether you will ultimately fulfill the Letter of Intent, shares worth 5% of the amount of each purchase will be set aside until you fulfill the Letter of Intent. When you buy enough shares to fulfill the Letter of Intent, these shares will no longer be restricted. If, on the other hand, you do not satisfy the Letter of Intent, or otherwise wish to sell any restricted shares, you will be given the choice of either buying enough shares to fulfill the Letter of Intent or paying the difference between any sales charge you previously paid and the otherwise applicable sales charge based on the intended aggregate purchases described in the Letter of Intent. You will be given 20 days to make this decision. If you do not exercise either election, the Distributor will automatically redeem the number of your restricted shares needed to make up the deficiency in sales charges received. The Distributor will redeem restricted Class A Shares before Class C or B Shares, respectively. Oldest shares will be redeemed before selling newer shares. Any remaining shares will then be deposited to your account.

   RIGHT OF ACCUMULATION. Your purchase of any class of shares of this or any other Affiliated Phoenix Fund, if made over time by the same person may be added together to determine whether the combined sum entitles you to a prospective reduction in sales charges. You must provide certain account information to the Distributor to exercise this right.

   ASSOCIATIONS. Certain groups or associations may be treated as a "person" and qualify for reduced Class A Share sales charges. The group or association must:
(1) have been in existence for at least six months; (2) have a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge; (3) work through an investment dealer; or (4) not be a group whose sole reason for existing is to consist of members who are credit card holders of a particular company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.

CLASS B AND C SHARES--WAIVER OF SALES CHARGES
   The CDSC is waived on the redemption (sale) of Class B and C Shares if the redemption is made (a) within one year of death (i) of the sole shareholder on an individual account, (ii) of a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) of the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account; (b) within one year of disability, as defined in Code Section 72(m)(7);
(c) as a mandatory distribution upon reaching age 70 1/2 under any retirement plan qualified under Code Sections 401, 408 or 403(b) or resulting from the tax-free return of an excess contribution to an IRA; (d) by 401(k) plans using an approved participant tracking system for participant hardships, death, disability or normal retirement, and loans which are subsequently repaid; (e) based on the exercise of exchange privileges among Class B and C Shares of this or any other Affiliated Phoenix Fund; (f) based on any direct rollover transfer of shares from an established Affiliated Phoenix Fund qualified plan into an Affiliated Phoenix Fund IRA by participants terminating from the qualified plan; and (g) based on the systematic withdrawal program (Class B Shares only). If, as described in condition (a) above, an account is transferred to an account registered in the name of a deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death. If the Class B or C Shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC.

CONVERSION FEATURE--CLASS B SHARES
   Class B Shares will automatically convert to Class A Shares of the same Portfolio eight years after they are bought. Conversion will be on the basis of the then prevailing net asset value of Class A and B Shares. There is no sales load, fee or other charge for this feature. Class B Shares acquired through dividend or distribution reinvestments will be converted into Class A Shares at the same time that other Class B Shares are converted based on the proportion that the reinvested shares bear to purchased Class B Shares. The conversion feature is subject to the continuing availability of an opinion of counsel or a ruling of the Internal Revenue Service that the assessment of the higher distribution fees and associated costs with respect to Class B Shares does not result in any dividends or distributions constituting "preferential dividends" under the Code, and that the conversion of shares does not constitute a taxable event under federal income tax law. If the conversion feature is suspended, Class B Shares would continue to be subject to the higher distribution fee for an indefinite period. Even if the Trust were unable to obtain such assurances, it might continue to make distributions if doing so would assist in complying with its general practice of distributing sufficient income to reduce or eliminate federal taxes otherwise payable by the Funds.

IMMEDIATE INVESTMENT
   In order to obtain immediate investment of funds, initial and subsequent purchases of shares of a Fund may also be made by wiring Federal Trusts (monies held in a bank account with a Federal Reserve Bank) directly pursuant to the following instructions:

   (1) For initial investments, telephone the Trust at (800) 367-5877. Certain information will be requested from you regarding the account, and an account number will be assigned.

   (2) Once an account number has been assigned, direct your bank to wire the Federal Trusts to State Street Bank and Trust Company, Custody & Shareholder Services Division, Boston, Massachusetts 02105, attention of the appropriate Fund of the Phoenix Multi-Portfolio Fund. Your bank must include the account number and the name(s) in which your account is registered in its wire and also request a telephone advice. Your bank may charge a fee to you for transmitting funds by wire.

   An order for shares of a Fund purchased with Federal Trusts will be accepted on the business day Federal Trusts are wired provided the Federal Trusts are received by 4:00 p.m. on that day; otherwise, the order will not be accepted until the next business day. Shareholders should bear in mind that wire transfers may take two or more hours to complete.

   Promptly after an initial purchase of shares made by wiring Federal Trusts directly, the shareholder should complete and mail to Equity Planning an Account Application.

                            INVESTOR ACCOUNT SERVICES

   The Funds offer accumulation plans, withdrawal plans and reinvestment and exchange privileges. Certain privileges may not be available in connection with all classes. In most cases, changes to account services may be accomplished over the phone. Inquiries regarding policies and procedures relating to shareholder account services should be directed to Shareholder Services at (800) 243-1574.

   EXCHANGES. Under certain circumstances, shares of any Phoenix Fund may be exchanged for shares of the same Class of another Phoenix Fund or any other Affiliated Phoenix Fund on the basis of the relative net asset values per share at the time of the exchange. Exchanges are subject to the minimum initial investment requirement of the designated Series or Fund, except if made in connection with the Systematic Exchange privilege. Shareholders may exchange shares held in book-entry form for an equivalent number (value) of the same class of shares of any other Affiliated Phoenix Fund, if currently offered. On exchanges with share classes that carry a contingent deferred sales charge, the CDSC schedule of the original shares purchased continues to apply. The exchange of shares is treated as a sale and purchase for federal income tax purposes (see also "Dividends, Distributions and Taxes").

   SYSTEMATIC EXCHANGES. If the conditions above have been met, you or your broker may, by telephone or written notice, elect to have shares exchanged for the same class of shares of another Phoenix Fund or any other Affiliated Phoenix Fund automatically on a monthly, quarterly, semiannual or annual basis or may cancel this privilege at any time. If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that shares be automatically exchanged at predetermined intervals for shares of the same class of another Affiliated Phoenix Fund. This requirement does not apply to Phoenix "Self Security" program participants. Systematic exchanges will be executed upon the close of business on the 10th day of each month or the next succeeding business day. Systematic exchange forms are available from the Distributor. Exchanges will be based upon each Fund's net asset value per share next computed after the close of business on the 10th day of each month (or next succeeding business day), without sales charge.

   DIVIDEND REINVESTMENT ACROSS ACCOUNTS. If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that any dividends and distributions paid with respect to shares in that account be automatically reinvested in a single account of one of the other Phoenix Funds or any other Affiliated Phoenix Fund at net asset value. You should obtain a current prospectus and consider the objectives and policies of each Fund carefully before directing dividends and distributions to another Fund. Reinvestment election forms and prospectuses are available from Equity Planning. Distributions may also be mailed to a second payee and/or address. Requests for directing distributions to an alternate payee must be made in writing with a signature guarantee of the registered owner(s). To be effective with respect to a particular dividend or distribution, notification of the new distribution option must be received by the Transfer Agent at least three days prior to the record date of such dividend or distribution. If all shares in your account are repurchased or redeemed or transferred between the record date and the payment date of a dividend or distribution, you will receive cash for the dividend or distribution regardless of the distribution option selected.

   INVEST-BY-PHONE. This expedited investment service allows a shareholder to make an investment in an account by requesting a transfer of funds from the balance of their bank account. Once a request is phoned in, Equity Planning will initiate the transaction by wiring a request for monies to the shareholder's commercial bank, savings bank or credit union via Automated Clearing House
(ACH). The shareholder's bank, which must be an ACH member, will in turn forward the monies to Equity Planning for credit to the shareholder's account. ACH is a computer based clearing and settlement operation established for the exchange of electronic transactions among participating depository institutions.

   To establish this service, please complete an Invest-by-Phone Application and attach a voided check if applicable. Upon Equity Planning's acceptance of the authorization form (usually within two weeks) shareholders may call toll free
(800) 367-5877 prior to

3:00 p.m. (New York time) to place their purchase request. Instructions as to the account number and amount to be invested must be communicated to Equity Planning. Equity Planning will then contact the shareholder's bank via ACH with appropriate instructions. The purchase is normally credited to the shareholder's account the day following receipt of the verbal instructions. The Trust may delay the mailing of a check for redemption proceeds of Trust shares purchased with a check or via Invest-by-Phone service until the Trust has assured itself that good payment has been collected for the purchase of the shares, which may take up to 15 days. The Trust and Equity Planning reserve the right to modify or terminate the Invest-by-Phone service for any reason or to institute charges for maintaining an Invest-by-Phone account.

   SYSTEMATIC WITHDRAWAL PROGRAM. The Systematic Withdrawal Program allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual or annual basis. A sufficient number of full and fractional shares will be redeemed so that the designated payment is made on or about the 20th day of the month. Shares are tendered for redemption by the Transfer Agent, as agent for the shareowner, on or about the 15th of the month at the closing net asset value on the date of redemption. The Systematic Withdrawal Program also provides for redemptions to be tendered on or about the 10th, 15th or 25th of the month with proceeds to be directed through Automated Clearing House (ACH) to your bank account. In addition to the limitations stated below, withdrawals may not be less than $25 and minimum account balance requirements shall continue to apply.

   Shareholders participating in the Systematic Withdrawal Program must own shares of a Fund worth $5,000 or more, as determined by the then current net asset value per share, and elect to have all dividends reinvested. Participants in the Program redeeming Class C Shares will be subject to any applicable contingent deferred sales charge. The purchase of shares while participating in the withdrawal program will ordinarily be disadvantageous to the Class A Shares investor since a sales charge will be paid by the investor on the purchase of Class A Shares at the same time as other shares are being redeemed. For this reason, investors in Class A Shares may not participate in an automatic investment program while participating in the Systematic Withdrawal Program.

   Through the Program, Class B shareholders may withdraw up to 1% of their aggregate net investments (purchases, at initial value, to date net of non-Program redemptions) each month or up to 3% of their aggregate net investments each quarter without incurring otherwise applicable contingent deferred sales charges. Class B shareholders redeeming more shares than the percentage permitted by the withdrawal program will be subject to any applicable contingent deferred sales charge on all shares redeemed. Accordingly, the purchase of Class B Shares will generally not be suitable for an investor who anticipates withdrawing sums in excess of the above limits shortly after purchase.

                              HOW TO REDEEM SHARES

   Under the 1940 Act, payment for shares redeemed must ordinarily be made within seven days after tender. The right to redeem shares may be suspended and payment therefor postponed during periods when the New York Stock Exchange is closed, other than customary weekend and holiday closings, or if permitted by rules of the Securities and Exchange Commission, during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Trust to dispose of its securities or to determine fairly the value of its net assets or during any other period permitted by order of the Securities and Exchange Commission for the protection of investors. Furthermore, the Transfer Agent will not mail redemption proceeds until checks received for shares purchased have cleared, which may take up to 15 days or more after receipt of the check. See the Funds' current Prospectus for further information.

   The Trust has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Funds' net asset values next computed after they are accepted by an authorized broker or the broker's authorized designee.

   Redemptions by Class B and Class C shareholders will be subject to the applicable deferred sales charge, if any.

REDEMPTION OF SMALL ACCOUNTS
   Each shareholder account in the Funds which has been in existence for at least one year and has a value of less than $200 may be redeemed upon the giving of not less than 30 days written notice to the shareholder mailed to the address of record. During the 60-day period the shareholder has the right to add to the account to bring its value to $200 or more. See the Fund's current Prospectus for more information.

BY MAIL
   Shareholders may redeem shares by making written request, executed in the full name of the account, directly to Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. However, when certificates for shares are in the possession of the shareholder, they must be mailed or presented, duly endorsed in the full name of the account, with a written request to Equity Planning that the Trust redeem the shares. See the Funds' current Prospectus for more information.

TELEPHONE REDEMPTIONS
   Shareholders who do not have certificated shares may redeem up to $50,000 worth of their shares by telephone. See the Funds' current Prospectus for additional information.


BY CHECK (BOND FUND AND EMERGING MARKETS FUND ONLY)

   Any shareholder of these Funds may elect to redeem shares held in his Open Account by check. Checks will be sent to an investor upon receipt by Equity Planning of a completed application and signature card (attached to the application). If the signature card accompanies an individual's initial account application, the signature guarantee section of the form may be disregarded. However, the Trust reserves the right to require that all signatures be guaranteed prior to the establishment of a check writing service account. When an authorization form is submitted after receipt of the initial account application, all signatures must be guaranteed regardless of account value.

   Checks may be drawn payable to any person in an amount of not less than $500, provided that immediately after the payment of the redemption proceeds the balance in the shareholder's Open Account is $500 or more.

   When a check is presented to Equity Planning for payment, a sufficient number of full and fractional shares in the shareholder's Open Account will be redeemed to cover the amount of the check. The number of shares to be redeemed will be determined on the date the check is received by the Transfer Agent. Presently there is no charge to the shareholder for the check writing service, but this may be changed or modified in the future upon two weeks written notice to shareholders. Checks drawn from Class B and Class C accounts are subject to the applicable deferred sales charge, if any.

   The checkwriting procedure for redemption enables a shareholder to receive income accruing on the shares to be redeemed until such time as the check is presented to Equity Planning for payment. Inasmuch as canceled checks are returned to shareholders monthly, no confirmation statement is issued at the time of redemption.

   Shareholders utilizing withdrawal checks will be subject to Equity Planning's rules governing checking accounts. A shareholder should make sure that there are sufficient shares in his Open Account to cover the amount of any check drawn. If insufficient shares are in the account and the check is presented to Equity Planning on a banking day on which the Trust does not redeem shares (for example, a day on which the New York Stock Exchange is closed), or if the check is presented against redemption proceeds of an investment made by check which has not been in the account for at least fifteen calendar days, the check may be returned marked "Non-sufficient Funds" and no shares will be redeemed. A shareholder may not close his account by a withdrawal check because the exact value of the account will not be known until after the check is received by Equity Planning.

REDEMPTION IN KIND
   To the extent consistent with state and federal law, the Trust may make payment of the redemption price either in cash or in kind. However, the Trust has elected to pay in cash all requests for redemption by any shareholder of record, limited in respect to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Trust at the beginning of such period. This election has been made pursuant to Rule 18f-1 under the Investment Company Act of 1940 and is irrevocable while the Rule is in effect unless the Securities and Exchange Commission, by order, permits the withdrawal thereof. In case of a redemption in kind, securities delivered in payment for shares would be readily marketable and valued at the same value assigned to them in computing the net asset value per share of a Fund. A shareholder receiving such securities would incur brokerage costs when he sold the securities.

ACCOUNT REINSTATEMENT PRIVILEGE
   Shareholders who may have overlooked features of their investment at the time they redeemed have a privilege of reinvestment of their investment at net asset value. See the Funds' current Prospectus for more information.

                         TAX SHELTERED RETIREMENT PLANS

   Shares of the Trust are offered in connection with the following qualified prototype retirement plans: IRA, Rollover IRA, SEP-IRA, SIMPLE IRA, Roth IRA, 401(k), Profit-Sharing, Money Purchase Pension Plans and 403(b) Retirement Plans. Write or call Equity Planning (800) 243-4361 for further information about the plans.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

QUALIFICATION AS A REGULATED INVESTMENT COMPANY ("RIC")

   Each Fund is treated as a separate entity for federal income tax purposes. Each Fund has elected to qualify and intends to remain qualified as a RIC under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In each taxable year a Fund qualifies as a RIC, it (but not its shareholders) will be relieved of federal income tax on that portion of its net investment income and net capital gains that are currently distributed (or deemed distributed) to its shareholders. To the extent that a Fund fails to distribute all of its taxable income, it will be subject to corporate income tax (currently 35%) on any retained ordinary investment income or short-term capital gains, and corporate income tax (currently 35%) on any undistributed long-term capital gains. Each Fund intends to make timely distributions, if necessary, sufficient in amount to avoid the non-deductible 4% excise tax that is imposed on a RIC to the extent that it fails to distribute, with respect to each calendar year, at least 98% of its ordinary income for such calendar year and 98% of its net capital gains as determined for a one-year period ending on October 31 of such calendar year (or as determined on a fiscal year basis, if the Fund so elects).


   The Code sets forth numerous criteria that must be satisfied in order for each Fund to qualify as a RIC. Among these requirements, each Fund must meet the following tests for each taxable year: (a) derive in each taxable year at least 90% of its gross income from dividends, interest and gains from the sale or other disposition of securities; and (b) meet certain diversification requirements imposed under the Code at the end of each quarter of the taxable year. If in any taxable year each Fund does not qualify as a regulated investment company, all of its taxable income will be taxed at corporate rates. In addition, if in any tax year the Fund does not qualify as a RIC for state tax purposes a capital gain dividend may not retain its character in the hands of the shareholder for state tax purposes.

   In the case of the International and Emerging Markets Funds, gains from foreign currencies (i.e., gains from foreign currency options, foreign currency futures and foreign currency forward contracts) are anticipated to constitute qualifying income for purposes of the 90% test.


   Section 988 of the Code provides special rules for foreign currency transactions under which foreign currency gains or losses from forward contracts, futures contracts that are not required to be marked-to-market and unlisted options generally will be treated as ordinary income or loss.

   In addition to meeting the 90% and 30% tests, in order to qualify as a RIC each Fund will be required to distribute annually to its shareholders as dividends (not including "capital gains dividends," discussed below) at least 90% of its ordinary investment income, short-term capital gains and tax exempt income, with certain modifications. Each Fund intends to make distributions to shareholders that will be sufficient to meet the 90% distribution requirement.

   Each Fund must also diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government Securities, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of that Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any issuer (other than U.S. Government Securities). For purposes of these diversification tests, the issuer of an option on a particular security is the issuer of the underlying security. In the case of a stock index futures contract or option thereon, the position taken by the Internal Revenue Service in a recent letter ruling is that the issuers of the stocks underlying the index, in proportion to the weighing of the stocks in the computation of the index, are treated as the issuers of the instrument irrespective of whether the underlying index is broad- based or narrow-based. In the case of a foreign currency option, futures contract or forward contract, however, there is as yet no specific guidance in the tax law concerning who will be treated as the issuer of such instruments or how they will be valued for purposes of these diversification tests.

   Each Fund intends to comply with all of the foregoing criteria for qualification as a RIC; however, there can be no assurance that the Fund will so qualify and continue to maintain its status as a RIC. If a Fund were unable for any reason to maintain its status as a RIC for any taxable year, adverse tax consequences would ensue.

TAXATION OF SHAREHOLDERS
   The Bond Fund expects that under normal conditions, at least 80% of its net assets will be invested in state, municipal and other obligations the interest on which is excluded from gross income for federal income tax purposes, and that substantially all of its dividends therefore will be exempt interest dividends which will be treated by its shareholders as excludable from federal gross income. (The character of tax-exempt interest distributed by the Bond Fund will flow through as tax-exempt interest to its shareholders provided that 50% or more of the value of its assets at the end of each quarter of its taxable year is invested in obligations the interest on which is excluded from gross income for federal income tax purposes). An exempt interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by the Bond Fund with respect to its net federal excludable municipal security interest, and designated as an exempt interest dividend in a written notice mailed to shareholders not later than 60 days after the close of the taxable year. The percentage of total dividends paid by the Bond Fund with respect to any taxable year which qualify as exempt interest dividends will be the same for all shareholders receiving dividends with respect to such year. If a shareholder receives an exempt interest dividend with respect to any share and such share is held for 6 months or less, any loss on the sale or exchange of such share will not be allowed to the extent of the exempt interest dividend amount.

   Interest on certain "private activity bonds" issued after August 7, 1986, although otherwise tax-exempt, is treated as a tax preference item for alternative minimum tax purposes. Under regulations to be promulgated, the Bond Fund's exempt interest dividends will be treated as a tax preference item for purposes of computing the alternative minimum tax liability of shareholders in such Fund to the extent attributable to interest paid on "private activity" bonds. Corporate shareholders should also be aware that the receipt of exempt interest dividends could subject them to alternative minimum tax under the provisions of Code Section 56(f) (relating generally to book income or adjusted current earnings in excess of taxable income).

   Interest on indebtedness incurred or continued by shareholders to purchase or carry shares of the Bond Fund will not be deductible for federal income tax purposes to the extent of the portion of the interest expense relating to exempt interest dividends; that portion is determined by multiplying the total amount of interest paid or accrued on the indebtedness by a fraction, the numerator of which is the exempt interest dividends received by a shareholder in the shareholder's taxable year and the denominator of which is the sum of the exempt interest dividends and the taxable distributions received by the shareholder.


   Distributions by the Mid Cap, International, Real Estate and Emerging Markets Funds from ordinary investment income and net short-term capital gains will be taxed to the shareholders as ordinary dividend income to the extent of the earnings and profits of the respective Funds. Similarly, any portion of the Bond Fund's dividends which does not qualify as exempt interest dividends and any short-term capital gain distribution will be taxed to the Bond Fund shareholders as ordinary income for federal income tax purposes. Ordinary income dividends received by corporate shareholders will qualify for the 70% dividends-received deduction to the extent the Funds designate such amounts as qualifying dividend distributions; however, the portion that may be so designated is subject to certain limitations. As a result of these limitations, it is not currently anticipated that certain distributions by Funds will be qualifying dividend distributions. Distributions by a Fund that are designated as capital gain distributions will be taxed to the shareholders as capital gains, and will not be eligible for the corporate dividends-received deduction.


   Dividends declared by the Funds to shareholders of record in October, November or December will be taxable to such shareholders in the year that the dividend is declared, even if it is not paid until the following year (so long as it is actually paid by the Fund prior to February 1). Also, shareholders will be taxable on the amount of long-term capital gains designated by a Fund by written notice mailed to shareholders within 60 days after the close of the year, even if such amounts are not actually distributed to them. Shareholders will be entitled to claim a credit against their own federal income tax liability for taxes paid by the Fund on such undistributed gains, if any. If a shareholder receives a long-term capital dividend with respect to any share and such share is held for less than 6 months, any loss on sale or exchange of such share will be long-term capital loss to the extent of long-term capital dividend payments.

   Dividends (other than exempt interest dividends) and capital gain distributions will be taxable to shareholders as described above whether received in cash or in shares under a Fund's distribution reinvestment plan. With respect to distributions received in cash or reinvested in shares purchased on the open market, the amount of the distribution for tax purposes will be the amount of cash distributed or allocated to the shareholder. With respect to distributions made in shares issued by the Fund as a stock dividend, the amount of the distribution will be the fair market value of the shares on the payment date.

   Shareholders should be aware that the price of shares of a Fund that are purchased prior to a dividend or distribution by the Fund may reflect the amount of the forthcoming dividend or distribution. Such dividend or distribution, when made, would be taxable to shareholders under the principles discussed above even though the dividend or distribution may reduce the net asset value of shares below a shareholder's cost and thus represent a return of a shareholder's investment in an economic sense.

FOREIGN TAX CREDIT

    The International Fund may incur liability for foreign income and withholding taxes on investment income. The Fund intends to qualify for and may make an election permitted under Section 853 of the Code. The effect of such election is that the shareholders of such Fund will be able to claim a credit or deduction on their U.S. federal income tax returns for, and may treat as part of the amounts distributed to them, their pro rata share of the income taxes paid by the Fund to foreign countries. (The election is not available unless stocks or securities in foreign corporations represent more than 50% of the value of the total assets of the Fund). The shareholders may claim a deduction or credit by reason of the Fund's election subject to the limitations imposed under
Section 904 of the Code. The deduction for foreign taxes paid may not be claimed by individual shareholders who do not elect to itemize deductions on their federal income tax returns although such shareholders may claim a credit for foreign income taxes paid. In either case, shareholders will be required to report taxable income in the amount of their respective pro rata share of foreign taxes paid by the Fund. Although the International Fund intends to meet the requirements of the Code to "pass through" such taxes, there can be no assurance that it will be able to do so in the future.


SALE OR EXCHANGE OF FUND SHARES
   Gain or loss will be recognized by a shareholder upon the sale of his shares in a Fund or upon an exchange of his shares in a Fund for shares in another Fund. Provided that the shareholder is not a dealer in such shares, such gain or loss will generally be treated as capital gain or loss, measured by the difference between the adjusted basis of the shares and the amount realized therefrom. Under current law, capital gains (whether long-term or short-term) of individuals and corporations are fully includable in income and are taxed at the regular federal income tax rates applicable to the shareholder's ordinary income. Capital losses (whether long-term or short-term) may offset capital gains plus (for non-corporate taxpayers only) up to $3,000 per year of ordinary income.

TAX INFORMATION
   Written notices will be sent to shareholders regarding the tax status of all distributions made (or deemed to have been made) during each taxable year, including the tax-exempt portion thereof (if applicable), the amount qualifying for the dividends-received deduction (if applicable) and the amount designated as capital gains dividends, undistributed capital gains (if any), tax credits (if applicable), and cumulative return of capital (if any).

BACKUP WITHHOLDING

   The Funds may be required to withhold federal income tax at a rate of 31% on reportable dividends paid to certain noncorporate shareholders. Generally, shareholders subject to such backup withholding will be those for whom a taxpayer identification number and certain required certifications are not filed with the Funds or who, to a Fund's knowledge, have furnished an incorrect number.


FOREIGN SHAREHOLDERS
   Dividends paid by a Fund from net investment income and net realized short-term capital gains to a shareholder who is a nonresident alien individual, a foreign trust or estate, a foreign corporation or a foreign partnership (a "foreign shareholder") will be subject to United States withholding tax at a rate of 30% unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Foreign shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax and any foreign taxes.

OTHER TAX CONSEQUENCES
   In addition to the federal income tax consequences, described above, applicable to an investment in a Fund, there may be state or local tax considerations and estate tax considerations applicable to the circumstances of a particular investor. In particular, distributions by the Bond Fund may be subject to state and local taxation even though wholly or partially exempt for federal income tax purposes. The foregoing discussion is based upon the Code, judicial decisions and administrative regulations, rulings and practices, all of which are subject to change and which, if changed, may be applied retroactively to a Fund, its shareholders and/or its assets. No rulings have been sought from the Internal Revenue Service with respect to any of the tax matters discussed above.

   The information included in the Prospectus with respect to taxes, in conjunction with the foregoing, is a general and abbreviated summary of applicable provisions of the Code and Treasury regulations now in effect as currently interpreted by the courts and the Internal Revenue Service. The Code and these Regulations, as well as the current interpretations thereof, may be changed at any time by legislative, judicial, or administrative action.

                                 THE DISTRIBUTOR

   Equity Planning, a registered broker-dealer which is an indirect less than wholly-owned subsidiary of Phoenix Home Life Mutual Insurance Company, serves as Distributor of the Trust's shares. Philip R. McLoughlin, a Trustee and President of the Trust, is a director and officer of Equity Planning. Michael E. Haylon, an officer of the Trust, is a director of Equity Planning; and G. Jeffrey Bohne, Nancy G. Curtiss, William R. Moyer, and Leonard J. Saltiel, officers of the Trust, are officers of Equity Planning.

   The Trust and Equity Planning have entered into distribution agreements under which Equity Planning has agreed to use its best efforts to find purchasers for Trust shares and the Trust has granted to Equity Planning the exclusive right to purchase from the Trust and resell, as principal, shares needed to fill unconditional orders for Trust shares. Equity Planning may sell Trust shares through its registered representatives or through securities dealers with whom it has sales agreements. Equity Planning may also sell Trust shares pursuant to sales agreements entered into with bank-affiliated securities brokers who, acting as agent for their customers, place orders for Trust shares with Equity Planning. Although the Glass-Steagall Act prohibits banks and bank affiliates from engaging in the business of underwriting, distributing or selling securities (including mutual fund shares), banking regulators have indicated that such institutions are not prohibited from purchasing mutual fund shares upon the order and for the account of their customers. If, because of changes in law or regulations, or because of new interpretations of existing law, it is determined that agency transactions of banks and bank affiliated securities brokers are not permitted under the Glass-Steagall Act, the Trustees will consider what action, if any, is appropriate. In addition, state securities laws on this issue may differ from federal law, and banks and bank affiliates may be required to register as securities dealers pursuant to state law. It is not anticipated that termination of sales agreements with banks and bank affiliated securities brokers would result in a loss to their customers or a change in the net asset value per share of a Fund of the Trust.


   For its services under the distribution agreements, Equity Planning receives sales charges on transactions in Trust shares and retains such charges less the portion thereof allowed to its registered representatives and to securities dealers and securities brokers with whom it has sales agreements. In addition, Equity Planning may receive payments from the Trust pursuant to the Distribution Plans described below. For the fiscal years ended November 30, 1996, 1997 and 1998, purchasers of shares of the Funds paid aggregate sales charges of $1,599,637, $2,114,382 and $4,260,271, respectively, of which the Distributor received net commission of $258,916, $494,335 and $545,050, respectively, for its services, the balance being paid to dealers. For the fiscal year ended November 30, 1998, the distributor received net commission of $122,184 for Class A Shares and deferred sales charges of $422,867 for Class B and C Shares.


INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES
   Dealers with whom the Distributor has entered into sales agreements receive a discount or commission as described below.

           AMOUNT OF
          TRANSACTION           SALES CHARGE AS A PERCENTAGE   SALES CHARGE AS A PERCENTAGE         DEALER DISCOUNT
       AT OFFERING PRICE              OF OFFERING PRICE             OF AMOUNT INVESTED        PERCENTAGE OF OFFERING PRICE
- ----------------------------------------------------------------------------------------------------------------------------
Under $50,000                                4.75%                         4.99%                          4.25%
$50,000 but under $100,000                   4.50                          4.71                           4.00
$100,000 but under $250,000                  3.50                          3.63                           3.00
$250,000 but under $500,000                  3.00                          3.09                           2.75
$500,000 but under $1,000,000                2.00                          2.04                           1.75
$1,000,000 or more                           None                           None                           None

   In addition to the dealer discount on purchases of Class A Shares, the Distributor intends to pay investment dealers a sales commission of 4% of the sale price of Class B Shares and a sales commission of 1% of the sale price of Class C Shares sold by such dealers. Your broker, dealer or investment adviser may also charge you additional commissions or fees for their services in selling shares to you provided they notify the Distributor of their intention to do so.

   Dealers and other entities who enter into special arrangements with the Distributor may receive compensation for the sale and promotion of shares of the Trust and/or for providing other shareholder services. Depending on the nature of the services, these fees may be paid either from the Trust through distribution fees, service fees or transfer agent fees or in some cases, the Distributor may pay certain fees from its own profits and resources. From its own profits and resources, the Distributor does intend to: (a) sponsor training and educational meetings and provide additional compensation to qualifying dealers in the form of trips, merchandise or expense reimbursements; (b) from time to time, pay special incentive and retention fees to qualified wholesalers, registered financial institutions and third party marketers; (c) pay broker/dealers an amount equal to 1% of the first $3 million of Class A Share purchases by an account held in the name of a qualified employee benefit plan with at least 100 eligible employees, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million; and (d) excluding purchases as described in (c) above, pay broker/dealers an amount equal to 1% of the amount of Class A Shares sold above $1 million but under $3 million, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million. If part or all of such investment, including investments by qualified employee benefit plans, is subsequently redeemed within one year of the investment date, the broker/dealer will refund to the Distributor such amounts paid with respect to the investment. In addition, the Distributor may pay the entire applicable sales charge on purchases of Class A Shares to selected dealers and agents. Any dealer who receives more than 90% of a sales charge may be deemed to be an "underwriter" under the Securities Act of 1933.

ADMINISTRATIVE SERVICES

   Equity Planning also acts as administrative agent of the Trust and as such performs administrative, bookkeeping and pricing functions for the Funds. For its services, Equity Planning will be paid a fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC, Inc., as subagent, plus (2) the documented costs to Equity Planning to provide financial reporting and tax services and to oversee the subagent's performance. The current fee schedule of PFPC, Inc. is based upon the average of the aggregate daily net asset values of the Funds, at the following incremental annual rates.


            First $200 million                                            .085%
            $200 million to $400 million                                  .05%
            $400 million to $600 million                                  .03%
            $600 million to $800 million                                  .02%
            $800 million to $1 billion                                    .015%
            Greater than $1 billion                                       .0125%


   Percentage rates are applied to the aggregate daily net asset values of the Funds, PFPC, Inc. also charges minimum fees and additional fees to each additional class of fund shares. Equity Planning retains PFPC, Inc. as subagent for each of the funds for which Equity Planning serves as administrative agent. PFPC, Inc. agreed to a modified fee structure and waived certain charges. Because PFPC, Inc.'s arrangement would have favored smaller funds over larger funds, Equity Planning reallocates PFPC, Inc.'s overall asset-based charges among all funds for which it serves as administrative agent on the basis of the relative net assets of each fund. As a result, the PFPC, Inc. charges to the Fund are expected to be slightly less than the amount that would be found through direct application of the table illustrated above. For services to the Trust during the fiscal years ended November 30, 1996, 1997 and 1998, the Financial Agent received fees of $243,021, $541,814 and $654,165, respectively.


                               DISTRIBUTION PLANS

   The Trust has adopted separate amended and restated distribution plans under Rule 12b-1 of the 1940 Act for each class of shares of each Fund of the Trust (the "Class A Plan," the "Class B Plan," the "Class C Plan," and collectively the "Plans"). The Plans permit the Trust to pay for services and to reimburse the Distributor for expenses incurred in connection with activities intended to promote the sale of shares of each class of shares of the Trust.

   Pursuant to the Plans, the Trust shall pay the Distributor for actual expenses of the Distributor of 0.25% of the average daily net assets of the Trust's average daily net assets for providing services to shareholders, including assistance with inquiries related to shareholder accounts (the "Service Fee"). Pursuant to the Class B Plan, the Trust may reimburse the Distributor monthly for actual expenses of the Distributor up to 0.75% annually of the average daily net assets of each Fund's Class B Shares. Pursuant to the Class C Plan, the Trust may reimburse the Distributor monthly for actual expenses of the Distributor up to 0.75%, 0.75% and 0.75% annually of the average daily net assets of the Emerging Markets, Income, and International Funds' Class C Shares, respectively.

   Expenditures under the Plans shall consist of: (i) commissions to sales personnel for selling shares of the Trust (including underwriting fees and financing expenses incurred in connection with the payment of commissions); (ii) compensation, sales incentives and payments to sales, marketing and service personnel; (iii) payments to broker-dealers and other financial institutions which have entered into agreements with the Distributor in the form of the Dealer Agreement for Phoenix Funds for services rendered in connection with the sale and distribution of shares of the Funds; (iv) payment of expenses incurred in sales and promotional activities, including advertising expenditures related to the Funds; (v) the costs of preparing and distributing promotional materials;
(vi) the cost of printing the Trust's Prospectus and Statement of Additional Information for distribution to potential investors; and (vii) such other similar services that the Trustees determine are reasonably calculated to result in the sale of shares of the Trust.

   From the Service Fee the Distributor expects to pay a quarterly fee to qualifying broker/dealer firms, as compensation for providing personal services and/or the maintenance of shareholder accounts, with respect to shares sold by such firms. This fee will not exceed on an annual basis 0.25% of the average annual net asset value of such shares, and will be in addition to sales charges on Trust shares which are reallowed to such firms. To the extent that the entire amount of the Service Fee is not paid to such firms, the balance will serve as compensation for personal and account maintenance services furnished by the Distributor.

   From its own resources or pursuant to the Plan, and subject to the dealers' prior approval, the Distributor may provide additional compensation to registered representatives of dealers in the form of travel expenses, meals, and lodging associated with training and educational meetings sponsored by the Distributor. The Distributor may also provide gifts amounting in value to less than $100, and occasional meals or entertainment, to registered representatives of dealers. Any such travel expenses, meals, lodging, gifts or entertainment paid will not be preconditioned upon the registered representatives' or dealers' achievement of a sales target. The Distributor may, from time to time, reallow the entire portion of the sales charge on Class A shares which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.

   Each Plan requires that at least quarterly the Trustees of the Trust review a written report with respect to the amounts expended under the Plans and the purposes for which such expenditures were made. While the Plans are in effect, the Trust will be required to commit the selection and nomination of candidates for Trustees who are not interested persons of the Trust to the discretion of other Trustees who are not interested persons. Each Plan continues in effect from year to year only provided such continuance is approved annually in advance by votes of the majority of both (a) the Board of Trustees of the Trust and (b) the Rule 12b-1 Trustees, cast in person at a meeting called for the purpose of voting on the Plan and any agreements related to the Plan.


   For the fiscal year ended November 30, 1998 the Trust paid Rule 12b-1 Fees in the amount of $2,708,081, of which the Distributor received $1,025,897, unaffiliated broker-dealers received $1,404,016 and W.S. Griffith & Co., Inc., an affiliate, received $278,168. The Rule 12b-1 payments were used for (1) compensating dealers, $3,182,864, (2) compensating sales personnel, $1,736,570,
(3) advertising, $815,800, (4) printing and mailing of prospectuses to other than current shareholders, $60,074, (5) service costs, $236,653 and (6) other, $314,389. No interested person of the Trust and no Trustee who is not an interested person of the Trust, as that term is defined in the Investment Company Act of 1940, had any direct or indirect financial interest in the operation of the Plans.


                             MANAGEMENT OF THE TRUST

   The Trust is an open-end management investment company known as a mutual fund. The Trustees of the Trust ("Trustees") are responsible for the overall supervision of the Trust and perform the various duties imposed on Trustees by the Investment Company Act of 1940 and Massachusetts business trust law.

TRUSTEES AND OFFICERS
   The Trustees and Officers of the Trust and their business affiliations for the past five years are set forth below and, unless otherwise noted, the address of each Trustee and executive officer is 56 Prospect Street, Hartford, Connecticut, 06115-0480.

                                    POSITIONS HELD                                PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE               WITH THE TRUST                                DURING THE PAST 5 YEARS
- ---------------------               --------------                                -----------------------

Robert Chesek (64)                  Trustee                  Trustee/Director (1981-present) and Chairman (1989-1994), Phoenix
49 Old Post Road                                             Funds. Trustee, Phoenix-Aberdeen Series Fund and Phoenix Duff &
Wethersfield, CT 06109                                       Phelps Institutional Mutual Funds (1996-present). Vice President,
                                                             Common Stock, Phoenix Home Life Mutual Insurance Company
                                                             (1980-1994).

E. Virgil Conway (69)               Trustee                  Chairman, Metropolitan Transportation Authority (1992-present).
9 Rittenhouse Road                                           Trustee/Director, Consolidated Edison Company of New York, Inc.
Bronxville, NY 10708                                         (1970-present), Pace University (1978-present), Atlantic Mutual
                                                             Insurance Company (1974-present), HRE Properties (1989-present),
                                                             Greater New York Councils, Boy Scouts of America (1985-present),
                                                             Union Pacific Corp. (1978-present), Blackrock Freddie Mac Mortgage
                                                             Securities Fund (Advisory Director) (1990-present), Centennial
                                                             Insurance Company (1974-present), Josiah Macy, Jr., Foundation
                                                             (1975-present), The Harlem Youth Development Foundation
                                                             (1987-present) (Chairman, 1998-present), Accuhealth
                                                             (1994-present), Trism, Inc. (1994-present), Realty Foundation of
                                                             New York (1972-present), New York Housing Partnership Development
                                                             Corp. (Chairman) (1981-present), and Academy of Political Science
                                                             (Vice Chairman) (1985-present). Director/Trustee, Phoenix Funds
                                                             (1993-present). Trustee, Phoenix-Aberdeen Series Fund and Phoenix
                                                             Duff & Phelps Institutional Mutual Funds (1996-present). Director,
                                                             Duff & Phelps Utilities Tax-Free Income Inc. and Duff & Phelps
                                                             Utility and Corporate Bond Trust Inc. (1995-present). Member,
                                                             Audit Committee of the City of New York (1981-1996). Advisory
                                                             Director, Blackrock Fannie Mae Mortgage Securities Fund
                                                             (1989-1996) and Fund Directions (1993-1998). Chairman, Financial
                                                             Accounting Standards Advisory Council (1992-1995).

Harry Dalzell-Payne (69)            Trustee                  Director/Trustee, Phoenix Funds (1983-present). Trustee,
330 East 39th Street                                         Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps
Apartment 29G                                                Institutional Mutual Funds (1996-present). Director, Duff & Phelps
New York, NY 10016                                           Utilities Tax-Free Income Inc. and Duff & Phelps Utility and
                                                             Corporate Bond Trust Inc. (1995-present). Director, Farragut
                                                             Mortgage Co., Inc. (1991-1994). Formerly a Major General of the
                                                             British Army.


*Francis E. Jeffries (68)           Trustee                  Director/Trustee, Phoenix Funds (1995-present). Trustee,
 6585 Nicholas Blvd                                          Phoenix-Aberdeen Series Inc. and Phoenix Duff & Phelps
 Apt. 1601                                                   Institutional Mutual Funds (1996-present). Director, Duff & Phelps
 Naples, FL 33963                                            Utilities Income Inc. (1987-present), Duff & Phelps Utilities
                                                             Tax-Free Income Inc. (1991-present) and Duff & Phelps Utility and
                                                             Corporate Bond Trust Inc. (1993-present). Director, The Empire
                                                             District Electric Company (1984-present). Director (1989-1997),
                                                             Chairman of the Board (1993-1997), President (1989-1993), and
                                                             Chief Executive Officer (1989-1995), Phoenix Investment Partners,
                                                             Ltd.


Leroy Keith, Jr. (60)               Trustee                  Chairman and Chief Executive Officer, Carson Products Company
Chairman and Chief                                           (1995-present). Director/Trustee, Phoenix Funds (1980-present).
Executive Officer                                            Trustee, Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps
Carson Product Company                                       Institutional Mutual Funds (1996-present). Director, Equifax Corp.
64 Ross Road                                                 (1991-present) and Evergreen International Fund, Inc.
Savannah, GA 30750                                           (1989-present). Trustee, Evergreen Liquid Trust, Evergreen Tax
                                                             Exempt Trust, Evergreen Tax Free Fund, Master Reserves Tax Free
                                                             Trust, and Master Reserves Trust. President, Morehouse College
                                                             (1987-1994). Chairman and Chief Executive Officer, Keith Ventures
                                                             (1992-1994).


                                    POSITIONS HELD                                PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE               WITH THE TRUST                                DURING THE PAST 5 YEARS
- ---------------------               --------------                                -----------------------


*Philip R. McLoughlin (52)          Trustee and              Chairman (1997-present), Director (1995-present), Vice Chairman
                                    President                (1995-1997) and Chief Executive Officer (1995-present), Phoenix
                                                             Investment Partners, Ltd. Director (1994-present) and Executive
                                                             Vice President, Investments (1988-present), Phoenix Home Life
                                                             Mutual Insurance Company. Director/Trustee and President, Phoenix
                                                             Funds (1989-present). Trustee and President, Phoenix-Aberdeen
                                                             Series Fund and Phoenix Duff & Phelps Institutional Mutual Funds
                                                             (1996-present). Director, Duff & Phelps Utilities Tax-Free Income
                                                             Inc. (1995-present) and Duff & Phelps Utility and Corporate Bond
                                                             Trust Inc. (1995-present). Director (1983-present) and Chairman
                                                             (1995-present), Phoenix Investment Counsel, Inc. Director
                                                             (1984-present) and President (1990- present), Phoenix Equity
                                                             Planning Corporation. Director (1993-present), Chairman
                                                             (1993-present) and Chief Executive Officer (1993-1995), National
                                                             Securities & Research Corporation. Director, Phoenix Realty Group,
                                                             Inc. (1994-present), Phoenix Realty Advisors, Inc. (1987-present),
                                                             Phoenix Realty Investors, Inc. (1994-present), Phoenix Realty
                                                             Securities, Inc. (1994-present), PXRE Corporation (Delaware)
                                                             (1985-present), and World Trust Fund (1991-present). Director and
                                                             Executive Vice President, Phoenix Life and Annuity Company
                                                             (1996-present). Director and Executive Vice President, PHL
                                                             Variable Insurance Company (1995-present). Director, Phoenix
                                                             Charter Oak Trust Company (1996-present). Director and Vice
                                                             President, PM Holdings, Inc. (1985-present). Director and
                                                             President, Phoenix Securities Group, Inc. (1993-1995). Director
                                                             (1992-present) and President (1992-1994), W.S. Griffith & Co.,
                                                             Inc. Director, Townsend Financial Advisers, Inc. (1992-present),
                                                             Director, PHL Associates, Inc. (1995-present).

Everett L. Morris (70)              Trustee                  Vice President, W.H. Reaves and Company (1993-present). Director/
164 Laird Road                                               Trustee, Phoenix Funds (1995-present). Trustee, Phoenix-Aberdeen
Colts Neck, NJ 07722                                         Series Fund and Phoenix Duff & Phelps Institutional Mutual Funds
                                                             (1996-present). Director, Duff & Phelps Utilities Tax-Free Income
                                                             Inc. (1991-present) and Duff & Phelps Utility and Corporate Bond
                                                             Trust Inc. (1993-present).

*James M. Oates (52)                Trustee                  Chairman, IBEX Capital Markets, Inc. (formerly IBEX Capital
 Managing Director                                           Markets LLC) (1997-present). Managing Director, Wydown Group
 The Wydown Group                                            (1994-present). Director, Phoenix Investment Partners, Ltd.
 IBEX Capital Markets, Inc.                                  (1995-present). Director/Trustee, Phoenix Funds (1987-present).
 60 State Street                                             Trustee, Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps
 Suite 950                                                   Institutional Mutual Funds (1996-present). Director, AIB Govett
 Boston, MA 02109                                            Funds (1991-present), Blue Cross and Blue Shield of New Hampshire
                                                             (1994-present), Investors Financial Service Corporation
                                                             (1995-present), Investors Bank & Trust Corporation
                                                             (1995-present), Plymouth Rubber Co. (1995-present), Stifel
                                                             Financial (1996-present), Command Systems, Inc. (1998-present)
                                                             and Connecticut River Bancorp (1998-present). Vice Chairman,
                                                             Massachusetts Housing-Partnership (1998-present). Member, Chief
                                                             Executives Organization (1996-present). Director (1984-1994),
                                                             President (1984-1994) and Chief Executive Officer (1986-1994),
                                                             Neworld Bank.


                                    POSITIONS HELD                                PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE               WITH THE TRUST                                DURING THE PAST 5 YEARS
- ---------------------               --------------                                -----------------------
*Calvin J. Pedersen (57)            Trustee                  Director (1986-present), President (1993-present) and Executive
 Phoenix Duff & Phelps                                       Vice President (1992-1993), Phoenix Investment Partners, Ltd.
 Corporation                                                 Director/Trustee, Phoenix Funds (1995-present). Trustee,
 55 East Monroe Street                                       Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps
 Suite 3600                                                  Institutional Mutual Funds (1996-present). President and Chief
 Chicago, IL 60603                                           Executive Officer, Duff & Phelps Utilities Tax-Free Income Inc.
                                                             (1995-present), Duff & Phelps Utilities Income Inc.
                                                             (1994-present) and Duff & Phelps Utility and Corporate Bond Trust
                                                             Inc. (1995-present).

Herbert Roth, Jr. (70)              Trustee                  Director/Trustee, Phoenix Funds (1980-present). Trustee,
134 Lake Street                                              Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps
P.O. Box 909                                                 Institutional Mutual Funds (1996-present). Director, Boston
Sherborn, MA 01770                                           Edison Company (1978-present), Phoenix Home Life Mutual Insurance
                                                             Company (1972-1998), Landauer, Inc. (medical services)
                                                             (1970-present), Tech Ops./Sevcon, Inc. (electronic controllers)
                                                             (1987-present), and Mark IV Industries (diversified manufacturer)
                                                             (1985-present). Member, Directors Advisory Council, Phoenix Home
                                                             Life Mutual Insurance Company (1998-present). Director, Key
                                                             Energy Group (oil rig service) (1988-1994). Director/Trustee, the
                                                             National Affiliated Investment Companies (until 1993).


Richard E. Segerson (53)            Trustee                  Managing Director, Northway Management Company (1998-present).
102 Valley Road                                              Director/Trustee, Phoenix Funds (1993-present). Trustee,
New Canaan, CT 07840                                         Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps
                                                             Institutional Mutual Funds (1996-present). Managing Director,
                                                             Mullin Associates (1993-1998).


Lowell P. Weicker, Jr. (67)         Trustee                  Trustee/Director, Phoenix Funds (1995-present). Trustee,
731 Lake Avenue                                              Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps
Greenwich, CT 06830                                          Institutional Mutual Funds (1996-present). Director, UST Inc.
                                                             (1995-present), HPSC Inc. (1995-present), Duty Free International,
                                                             Inc. (1997-present) and Compuware (1996-present) and Burroughs
                                                             Wellcome Fund (1996-present). Visiting Professor, University of
                                                             Virginia (1997-present). Chairman, Dresing, Lierman, Weicker
                                                             (1995-1996). Governor of the State of Connecticut (1991-1995).

Michael E. Haylon (41)              Executive                Director and Executive Vice President--Investments, Phoenix
                                    Vice                     Investment Partners, Ltd. (1995-present). Executive Vice
                                    President                President, Phoenix Funds (1993-present) and Phoenix-Aberdeen
                                                             Series Fund (1996-present). Executive Vice President
                                                             (1997-present), Vice President (1996-1997), Phoenix Duff & Phelps
                                                             Institutional Mutual Funds. Director (1994-present), President
                                                             (1995-present), Executive Vice President (1994-1995), Vice
                                                             President (1991-1994), Phoenix Investment Counsel, Inc. Director
                                                             (1994-present), President (1996-present), Executive Vice President
                                                             (1994-1996), Vice President (1993-1994), National Securities &
                                                             Research Corporation. Director, Phoenix Equity Planning
                                                             Corporation (1995-present). Senior Vice President, Securities
                                                             Investments, Phoenix Home Life Mutual Insurance Company
                                                             (1993-1995). Various other positions with Phoenix Home Life Mutual
                                                             Insurance Company (1990-1993).


John F. Sharry (47)                 Executive                Managing Director, Retail Distribution, Phoenix Equity Planning
                                    Vice                     Corporation (1995-present). Executive Vice President, Phoenix
                                    President                Funds (1998-present) and Phoenix-Aberdeen Series Fund
                                                             (1998-present). Managing Director, Director and National Sales
                                                             Manager, Putnam Mutual Funds (until 1995).


                                    POSITIONS HELD                                PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE               WITH THE TRUST                                DURING THE PAST 5 YEARS
- ---------------------               --------------                                -----------------------
Gail P. Seneca (45)                 Senior Vice              Senior Vice President, Phoenix Strategic Allocation Fund, Inc.
                                    President                (1998-present), Phoenix Multi-Portfolio Fund (1998-present).
                                                             Managing Director, Equities, Phoenix Investment Counsel, Inc.
                                                             (1998-present). Senior Vice President, The Phoenix Edge Series
                                                             Fund (1998-present) and Phoenix Strategic Equity Series Fund
                                                             (1998-present). President and Chief Executive and Investment
                                                             Officer, Seneca Capital Management LLC (1996-present). Managing
                                                             General Partner and Chief Executive and Investment Officer,
                                                             GMG/Seneca Capital Management LP (1989-present). President and
                                                             Trustee, Phoenix-Seneca Funds (1996-present). General Partner,
                                                             Genesis Merchant Group. LP (1990-present). President, GenCap, Inc.
                                                             (1994-present).


James D. Wehr (41)                  Senior Vice              Senior Vice President (1998-present), Managing Director, Fixed
                                                             Income (1996-1998), Vice President (1991-1996), Phoenix Investment
                                    President                Counsel, Inc. Senior Vice President (1998-present), Managing
                                                             Director, Fixed Income (1996-1998), Vice President (1993-1996),
                                                             National Securities & Research Corporation. Senior Vice President
                                                             (1997-present), Vice President (1988-1997) Phoenix Multi-Portfolio
                                                             Fund; Senior Vice President (1997-present), Vice President
                                                             (1990-1997) Phoenix Series Fund; Senior Vice President
                                                             (1997-present), Vice President (1991-1997) The Phoenix Edge Series
                                                             Fund; Senior Vice President (1997-present), Vice President
                                                             (1993-1997) Phoenix California Tax Exempt Bonds, Inc., and Senior
                                                             Vice President (1997-present), Vice President (1996-1997) Phoenix
                                                             Duff & Phelps Institutional Mutual Funds. Senior Vice President
                                                             (1997-present) Phoenix Multi-Sector Fixed Income Fund, Inc.,
                                                             Phoenix Multi-Sector Short Term Bond Fund, Phoenix Income and
                                                             Growth Fund and Phoenix  Strategic Allocation Fund, Inc. Managing
                                                             Director, Public Fixed Income, Phoenix Home Life Insurance Company
                                                             (1991-1995).

David L. Albrycht (37)              Vice                     Managing Director, Fixed Income (1996-present) and Vice President
                                    President                (1995-1996), Phoenix Investment Counsel, Inc. Managing Director,
                                                             Fixed Income (1996-present) and Investment Officer (1994-1996),
                                                             National Securities & Research Corporation. Vice President,
                                                             Phoenix Multi-Portfolio Fund (1993-present), Phoenix Multi-Sector
                                                             Short Term Bond Fund (1993-present), Phoenix Multi-Sector Fixed
                                                             Income Fund, Inc. (1994-present), The Phoenix Edge Series Fund
                                                             (1997-present) and Phoenix Series Fund (1997-present). Fund
                                                             Manager, Phoenix Home Life Mutual Insurance Company (1994-1995).

Timothy M. Heaney (33)              Vice                     Managing Director, Fixed Income (1997-present), Director, Fixed
                                    President                Income Research (1996-1997), Investment Analyst (1995-1996),
                                                             Phoenix Investment Counsel, Inc. Vice President, Phoenix
                                                             Multi-Portfolio Fund (1996-present). Managing Director, Fixed
                                                             Income (1997-present), Director, Fixed Income Research
                                                             (1996-1997),  National Securities & Research Corporation.
                                                             Investment Analyst, Phoenix Home Life Mutual Insurance Company
                                                             (1992-1994). Vice President, Phoenix California Tax Exempt Bonds,
                                                             Inc. (1996-present) and Duff & Phelps Utilities Tax Free Income,
                                                             Inc. (1997-present).

Ron K. Jacks (33)                   Vice                     Managing Director, Equities, Phoenix Investment Counsel, Inc.
                                    President                (1998-present). Vice President, The Phoenix Edge Series Fund
                                                             (1998-present), Phoenix Strategic Equity Series Fund
                                                             (1998-present), and Phoenix Multi-Portfolio Fund (1998-present).
                                                             Secretary, Phoenix-Seneca Funds (1996-1998). Trustee,
                                                             Phoenix-Seneca Funds (1996-1997). General Partner and Equity
                                                             Portfolio Manager, GMG/Seneca Capital Management LP
                                                             (1995-present). Equity Portfolio Manager, Seneca Capital
                                                             Management LLC (1996-present).

                                    POSITIONS HELD                                PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE               WITH THE TRUST                                DURING THE PAST 5 YEARS
- ---------------------               --------------                                -----------------------
Peter S. Lannigan (38)              Vice                     Managing Director, Fixed Income (1997-present), Director, Fixed
                                    President                Income Research (1996-1997), Vice President (1995-1996), Phoenix
                                                             Investment Counsel, Inc. Managing Director, Fixed Income
                                                             (1998-present), Director, Fixed Income Research (1996-present),
                                                             National Securities & Research Corporation, Inc. Vice President,
                                                             Phoenix Multi-Portfolio Fund (1995-present). Director, Public
                                                             Fixed Income, Phoenix Home Life Mutual Insurance Company
                                                             (1993-1995). Various positions with Standard & Poor's Corporation
                                                             (1989-1993).

William R. Moyer (54)               Vice                     Senior Vice President and Chief Financial Officer, Phoenix Duff &
100 Bright Meadow Blvd.             President                Phelps Corporation (1995-present). Senior Vice President, Finance
PO Box 2200                                                  (1990-present), Director (1998-present), Treasurer (1998-present
Enfield, CT 06083-2200                                       and 1994-1996), and Chief Financial Officer (1996-present),
                                                             Phoenix Equity Planning Corporation. Senior Vice President
                                                             (1990-present), Director (1998-present), Chief Financial Officer
                                                             (1996-present) and Treasurer (1994-present), Phoenix Investment
                                                             Counsel, Inc. Senior Vice President, Finance (1993-present), Chief
                                                             Financial Officer (1996-present), and Treasurer (1994-present),
                                                             National Securities & Research Corporation. Senior Vice President
                                                             and Chief Financial Officer, Duff & Phelps Investment Management
                                                             Co. (1996-present). Vice President, Phoenix Funds (1990-present),
                                                             Phoenix-Duff & Phelps Institutional Mutual Funds (1996-present)
                                                             and Phoenix-Aberdeen Series Fund (1996-present). Senior Vice
                                                             President and Chief Financial Officer,
                                                             W. S. Griffith & Co., Inc. (1992-1995) and Townsend Financial
                                                             Advisers, Inc. (1993-1995). Vice President, the National
                                                             Affiliated Investment Companies (until 1993). Vice President,
                                                             Investment Products Finance, Phoenix Home Life Mutual Insurance
                                                             Company (1990-1995).

Richard D. Little (50)              Vice                     Managing Director, Equities, Phoenix Investment Counsel, Inc.
                                    President                (1998-present). Vice President, The Phoenix Edge Series Fund
                                                             (1998-present), Phoenix Strategic Equity Series Fund
                                                             (1998-present), and Phoenix Multi-Portfolio Fund (1998-present).
                                                             Director of Equities, Seneca Capital Management LLC
                                                             (1996-present). General Partner and Director of Equities, Seneca
                                                             Capital Management LP (1989-present).

Leonard J. Saltiel (45)             Vice                     Managing Director, Operations and Service (1996-present), Senior
                                    President                Vice President, (1994-1996), Phoenix Equity Planning Corporation.
                                                             Vice President, Phoenix Funds (1994-present), Phoenix Duff & Phelps
                                                             Institutional Mutual Funds (1996-present), and Phoenix-Aberdeen
                                                             Series Fund (1996-present). Vice President, National Securities &
                                                             Research Corporation (1994-1996). Vice President, Investment
                                                             Operations, Phoenix Home Life Mutual Insurance Company (1994-1995).
                                                             Various positions with Home Life Insurance Company and Phoenix Home
                                                             Life Mutual Insurance Company (1987-1994).

Michael Schatt (51)                 Vice                     Managing Director, Phoenix Investment Partners, Ltd.
                                    President                (1994-present). Senior Vice President, Phoenix Realty Securities,
                                                             Inc. (1997-present). Vice President, Duff & Phelps Investment
                                                             Management Co. (1997-present), Duff & Phelps Utilities Income,
                                                             Inc. (1997-present), Phoenix Duff & Phelps Institutional Mutual
                                                             Funds (1997-present), The Phoenix Edge Series Fund (1997-present), and Phoenix Multi-Portfolio Fund (1997-present). Director, Real
                                                             Estate Advisory Practice, Coopers & Lybrand (1990-1994).

                                    POSITIONS HELD                                PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE               WITH THE TRUST                                DURING THE PAST 5 YEARS
- ---------------------               --------------                                -----------------------
Pierre G. Trinque (43)              Vice                     Vice President, Phoenix Strategic Allocation Fund, Inc.
                                    President                (1998-present), The Phoenix Edge Series Fund (1997-present),
                                                             Phoenix Multi-Portfolio Fund (1998-present), Phoenix Series Fund
                                                             (1997-present), Phoenix Duff & Phelps Institutional Mutual Funds
                                                             (1997-present), Phoenix Worldwide Opportunities Fund (1998-present), and Phoenix Strategic Equity Series Fund (1998-present). Managing
                                                             Director, Large Cap Growth Team (1998-present), Managing Director,
                                                             Equities (1997-1998), Sr. Research Analyst, Equities (1996), and
                                                             Managing Director, Equity Research (1996-1997), Phoenix Investment
                                                             Counsel, Inc.

Nancy G. Curtiss (46)               Treasurer                Vice President, Fund Accounting (1994-present) and Treasurer
                                                             (1996-present), Phoenix Equity Planning Corporation. Treasurer,
                                                             Phoenix Funds (1994-present), Phoenix Duff & Phelps Institutional
                                                             Mutual Funds (1996-present) and Phoenix-Aberdeen Series Fund
                                                             (1996-present). Second Vice President and Treasurer, Fund
                                                             Accounting, Phoenix Home Life Mutual Insurance Company
                                                             (1994-1995). Various positions with Phoenix Home Life Insurance
                                                             Company (1987-1994).

G. Jeffrey Bohne (51)               Secretary                Vice President and General Manager, Phoenix Home Life Mutual
101 Munson Street                                            Insurance Co. (1993-present). Vice President, Transfer Agent
Greenfield, MA 01301                                         Operations (1993-1996), Vice President, Mutual Fund Customer
                                                             Service (1996-present), Phoenix Equity Planning Corporation.
                                                             Secretary/Clerk, Phoenix Funds (1993-present), Phoenix Duff &
                                                             Phelps Institutional Mutual Funds (1996-present) and
                                                             Phoenix-Aberdeen Series Fund (1996-present). Vice President, Home
                                                             Life of New York Insurance Company (1984-1992). Clerk, Phoenix
                                                             Investment Council (1995-present).

- ----------------
*Trustees identified with an asterisk are considered to be interested persons of the Trust (within the meaning of the Investment Company Act of 1940, as amended) because of their affiliation with Phoenix Investment Counsel, Inc., or Phoenix Equity Planning Corporation or Phoenix Investment Partners, Ltd.

   For services rendered to the Trust for the fiscal year ended November 30, 1998, the Trustees received an aggregate of $92,876. For services on the Boards of Directors/Trustees of the Phoenix Funds, each Trustee who is not a full-time employee of the Adviser or any of its affiliates currently receives a retainer at the annual rate of $40,000 and a fee of $2,500 per joint meeting of the Boards. Each Trustee who serves on the Audit Committee receives a retainer at the annual rate of $2,000 and a fee of $2,000 per joint Audit Committee meeting attended. Each Trustee who serves on the Nominating Committee receives a retainer at the annual rate of $1,000 and a fee of $1,000 per joint Nominating Committee meeting attended. Each Trustee who serves on the Executive Committee and who is not an interested person of the Fund receives a retainer at the annual rate of $2,000 and $2,000 per joint Executive Committee meeting attended. The function of the Executive Committee is to serve as a contract review, compliance review and performance review delegate of the full Board of Trustees. Trustee fee costs are allocated equally to each of the Funds and the Funds within the Phoenix Funds complex. The foregoing fees do not include reimbursement of expenses incurred in connection with meeting attendance. Officers and employees of the Adviser who are not interested persons are compensated for their services by the Adviser and receive no compensation from the Trust.

   For the Trust's last fiscal year, the Trustees received the following compensation:


                                                                                                               TOTAL
                                                                                                            COMPENSATION
                                                           PENSION OR                                      FROM FUND AND
                                   AGGREGATE           RETIREMENT BENEFITS           ESTIMATED              FUND COMPLEX
                                  COMPENSATION           ACCRUED AS PART          ANNUAL BENEFITS            (14 FUNDS)
         NAME                      FROM FUND            OF FUND EXPENSES          UPON RETIREMENT         PAID TO TRUSTEES
         ----                      ---------            ----------------          ---------------         ----------------

Robert Chesek                         $8,019                                                                    $60,000
E. Virgil Conway+                    $10,625                                                                    $79,500
Harry Dalzell-Payne+                  $9,559                                                                    $71,250
Francis E. Jeffries                   $7,986                                                                    $60,000
Leroy Keith, Jr.                      $8,368                  None                     None                     $62,500
Philip R. McLoughlin+                     $0                 for any                  for any                        $0
Everett L. Morris+                    $9,177                 Trustee                  Trustee                   $69,500
James M. Oates+                       $9,177                                                                    $68,750
Calvin J. Pedersen                        $0                                                                         $0
Herbert Roth, Jr.+                   $11,007                                                                    $81,250
Richard E. Segerson                   $9,434                                                                    $70,750
Lowell P. Weicker                     $9,434                                                                    $70,000

- ----------

*This compensation (and the earnings thereon) will be deferred pursuant to the Deferred Compensation Plan. At December 31, 1998, the total amount of deferred compensation (including interest and other accumulation earned on the original amounts deferred) accrued for Messrs. Jeffries, Morris and Roth was $175,029, $151,807 and $147,653, respectively. At present, by agreement among the Fund, the Distributor and the electing director, director fees that are deferred are paid by the Fund to the Distributor. The liability for the deferred compensation obligation appears only as a liability of the Distributor.

+Messrs. Conway, Dalzell-Payne, McLoughlin, Morris, Oates and Roth are members of the Executive Committee.

   At March 18, 1999, the Trustees and officers as a group owned less than 1% of the then outstanding shares of the Trust.


PRINCIPAL SHAREHOLDERS


   The following table sets forth information as of March 18, 1999 with respect to each person who owns of record or is known by the Trust to own of record or beneficially own 5% or more of any class of the Funds' equity securities.

NAME OF SHAREHOLDER                             NAME OF FUND                       NUMBER OF SHARES             PERCENT OF CLASS
- -------------------                             ------------                       ----------------             ----------------
Phoenix Home Life                               Emerging Markets Class A            2,083,489.4080                  34.82%
One American Row                                Emerging Markets Class C                8,484.4530                   5.45%
Hartford, CT 06115                              Real Estate Class A                   526,415.8300                  29.12%
                                                Income Class X


MLPF&S for the sole benefit                     Emerging Markets Class B              712,342.3690                  12.84%
of its customers                                Emerging Markets Class C               26,291.3810                  16.88%
ATTN: Fund Administration                       International Class A               1,324,384.8680                   9.86%
4800 Deer Lake Dr E 3rd FL                      International Class B                 138,556.8830                   9.16%
Jacksonville, FL 32246-6484                     Bond Class B                          140,423.3570                  22.45%
                                                Real Estate Class B                    65,453.7760                   5.00%

Phoenix Charter Oak Trust Co. TTEE              International Class A               1,885,268.0510                  14.04%
Phoenix Home Life Employee Pension Plan
One American Row
Hartford, CT 06103

Norwest Bank Iowa N.A.                          Emerging Markets Class C               16,166.0250                  10.38%
ATTN: Trust Operations
822 Central PO Box 658
Ft. Dodge, IA 50501-0658

Don M Sears                                     Emerging Markets Class C               15,408.3200                   9.89%
Glenda R Sears
1526 S 105th St
Omaha, NE 68124-1012

NAME OF SHAREHOLDER                             NAME OF FUND                       NUMBER OF SHARES             PERCENT OF CLASS
- -------------------                             ------------                       ----------------             ----------------

Elmer J Krauss Partner                         Emerging Markets Class C               13,869.6260                   8.90%
Krauss Portfolio Ltd
715 N Sherrill St
Tampa, FL 33609-1109

Dain Rauscher Custodian                         Emerging Markets Class C                9,297.6600                   5.97%
Jerome A Hofelt
6202 Revere Place
Dallas, TX 75214-3044


                             ADDITIONAL INFORMATION

   The Trust's Prospectus and this Statement of Additional Information omit certain information contained in the registration statement filed with the Securities and Exchange Commission which may be obtained from the Commission's principal office at 450 Fifth Street, N.W., Washington, DC 20549, upon payment of the fee prescribed by the rules and regulations promulgated by the Commission.

CAPITAL STOCK
   The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest. The Trust currently offers shares in different series or "Funds" and different classes of those Funds. Holders of shares of a Fund are entitled to one full vote for each full share owned and a fractional vote for any fractional share. Shares of a Fund participate equally in dividends and distributions paid with respect to such Fund and in such Fund's net assets on liquidation, except that Class B and C Shares of any Fund which bear higher distribution fees and, certain incrementally higher expenses associated with the deferred sales arrangement, pay correspondingly lower dividends per share than Class A Shares of the same Fund. Shareholders of all Funds vote on the election of Trustees. On matters affecting an individual Fund (such as approval of an investment advisory agreement or a change in fundamental investment policies), and on matters affecting an individual class (such as approval of matters relating to a Distribution Plan for a particular class of shares), a separate vote of that Fund or Class is required. Shares of a Fund are fully paid and non-assessable when issued and are transferable and redeemable. Shares have no preemptive or conversion rights (other than as described herein).

   The assets received by the Trust for the issue or sale of shares of a Fund and any class thereof and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are allocated to such Fund and Class respectively, subject only to the rights of creditors, and constitute the underlying assets of such Fund or Class. Any underlying assets of a Fund are required to be segregated on the books of account and are to be charged with the expenses in respect to such Fund and with a share of the general expenses of the Trust. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund or Class will be allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable.

   Unlike the stockholders of a corporation, there is a possibility that the shareholders of a business trust such as the Trust may be personally liable for debts or claims against the Trust. The Declaration of Trust provides that shareholders will not be subject to any personal liability for the acts or obligations of the Trust and that every written agreement, undertaking or obligation made or issued by the Trust shall contain a provision to that effect. The Declaration of Trust provides for indemnification out of the Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability, which is considered remote, is limited to circumstances in which the Trust itself would be unable to meet its obligations.

FINANCIAL STATEMENTS
   The Financial Statements for the Fund's fiscal year ended November 30, 1998, appearing in the Fund's 1998 Annual Report to Shareholders, are incorporated herein by reference.

REPORTS TO SHAREHOLDERS
   The fiscal year of the Trust ends on November 30. The Trust will send financial statements to its shareholders at least semiannually. An annual report containing financial statements audited by the Trust's independent accountants, will be sent to shareholders each year.

INDEPENDENT ACCOUNTANTS
   PricewaterhouseCoopers LLP, 160 Federal Street, Boston, MA 02110, has been selected independent accountants for the Trust. PricewaterhouseCoopers LLP audits the Trust's annual financial statements and expresses an opinion thereon.

CUSTODIANS AND TRANSFER AGENT
   The custodian of the assets of the Bond Fund, Mid Cap Fund, Real Estate Fund, Emerging Markets Fund and Income Fund is State Street Bank and Trust Company, P.O. Box 351, Boston, Massachusetts, 02101. The custodian of the assets of the International Fund is Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109. The Trust has authorized the custodians to appoint one or more subcustodians for the assets of the Trust held outside the United States. The securities and other assets of each Fund of the Trust are held by each Custodian or any subcustodian separate from the securities and assets of each other Fund.

   Pursuant to a Transfer Agent and Service Agreement with the Phoenix Funds, Equity Planning acts as transfer agent for the Trust (the "Transfer Agent") for which it is paid $22.25 for each designated daily dividend shareholder account and $17.95 for each designated non-daily dividend shareholder account plus out-of-pocket expenses. The Transfer Agent is authorized to engage subagents to perform certain shareholder servicing functions from time to time for which such agents shall be paid a fee by the Transfer Agent.

                                    APPENDIX

A-1 AND P-1 COMMERCIAL PAPER RATINGS
   The Trust will only invest in commercial paper which at the date of investment is rated A-1 by Standard & Poor's Corporation or P-1 by Moody's Investors Services, Inc., or, if not rated, is issued or guaranteed by companies which at the date of investment have an outstanding debt issue rated AA or higher by Standard & Poor's or Aa or higher by Moody's.

   Commercial paper rated A-1 by Standard & Poor's Corporation ("S&P") has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned.

   The rating P-1 is the highest commercial paper rating assigned by Moody's Investors Services, Inc. ("Moody's"). Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationship which exists with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

MOODY'S INVESTORS SERVICE, INC., CORPORATE BOND RATINGS
Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they compromise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba:        Bonds which are rated Ba are judged to have speculative elements;
           their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD AND POOR'S CORPORATION'S CORPORATE BOND RATINGS
AAA: This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA:        Bonds rated AA also qualify as high-quality debt obligations.
           Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A: Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B,
CCC, CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Phoenix Investment Partners


                                       APRIL 30, 1999


ANNUAL REPORT



                                       Phoenix
                                       Small Cap Fund

                                       Phoenix Strategic
                                       Theme Fund

                                       Phoenix Equity
                                       Opportunities Fund



[LOGO] PHOENIX
       INVESTMENT PARTNERS

MESSAGE FROM THE PRESIDENT

DEAR SHAREHOLDER:
[PHOTO]

  We are pleased to provide this report for the Phoenix Small Cap Fund, the Phoenix Strategic Theme Fund and the Phoenix Equity Opportunities Fund for the 12 months ended April 30, 1999.

  The last 12 months marked another period of wide disparity in performance of large-capitalization stocks versus small-capitalization stocks and growth-oriented investment styles versus value investing. For example, the Russell 1000 Growth Index(1) was up 26.5%, while the Russell 1000 Value Index(2) only gained 14.1% for the period. In contrast, the small-company Russell 2000 Growth Index(3) fell (3.8)% compared with a decline of (15.3)% for the Russell 2000 Value Index(4).

  Given this difficult environment, we are pleased to report that the Phoenix Strategic Theme Fund outperformed the S&P 500 Index(5), the Phoenix Equity Opportunities Fund outperformed the Russell 2000 Growth Index and the Phoenix Small Cap Fund outperformed the Russell 2000 Index(6). We believe that by remaining true to our investment discipline, we will continue to add value for our shareholders over the long term. Of course, past performance is not a guarantee of future results.

  On the following pages, each of the Funds' portfolio management teams discuss market factors that affected the portfolio and share their outlooks for the next six to 12 months. We hope you find their comments informative. If you have any questions, please contact your financial advisor or call us at 1-800-243-1574 (option 0), between 8:00 a.m. and 6:00 p.m. Eastern Time, Monday through Friday.

Sincerely,

/s/ Philip R. McLoughlin

Philip R. McLoughlin

MAY 17, 1999

(1) THE RUSSELL 1000 GROWTH INDEX IS A MEASURE OF LARGE-CAPITALIZATION, GROWTH-ORIENTED STOCK TOTAL RETURN PERFORMANCE.
(2) THE RUSSELL 1000 VALUE INDEX IS A MEASURE OF LARGE-CAPITALIZATION, VALUE-ORIENTED STOCK TOTAL RETURN PERFORMANCE.
(3) THE RUSSELL 2000 GROWTH INDEX IS A MEASURE OF SMALL-CAPITALIZATION, GROWTH-ORIENTED STOCK TOTAL RETURN PERFORMANCE.
(4) THE RUSSELL 2000 VALUE INDEX IS A MEASURE OF SMALL-CAPITALIZATION, VALUE-ORIENTED STOCK TOTAL RETURN PERFORMANCE.
(5) THE S&P 500 INDEX IS A MEASURE OF STOCK MARKET TOTAL RETURN PERFORMANCE.
(6) THE RUSSELL 2000 INDEX IS A MEASURE OF SMALL-CAPITALIZATION STOCK TOTAL RETURN PERFORMANCE.
    INDICES REFERENCED ARE UNMANAGED AND NOT AVAILABLE FOR DIRECT INVESTMENT.

             Mutual Funds are not insured by the FDIC; are not deposits or other obligations of a bank and are not guaranteed by a bank; and are subject to investment risks, including possible loss of the principal invested.

TABLE OF CONTENTS

Phoenix Small Cap Fund....................................................     3
Phoenix Strategic Theme Fund..............................................    11
Phoenix Equity Opportunities Fund.........................................    20
Notes to Financial Statements.............................................    27

PHOENIX SMALL CAP FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM

Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The Fund is appropriate for long-term investors seeking above-average capital appreciation through investments in small-capitalization stocks. Investors should note that small-company investing involves added risks, including greater price volatility, less liquidity and increased competitive threat.

Q: HOW DID THE FUND PERFORM FOR THE FISCAL YEAR ENDED APRIL 30, 1999?

A: For the 12 months ended April 30, 1999, Class A shares of the Fund were down (5.66)% and Class B shares were down (6.39)%. This compares with the Russell 2000 Index(1), which decreased (9.25)% and the S&P 600 SmallCap Index(2), which declined (14.30)% over this same time period. The Russell 2000 Growth Index(3) fell (3.77)% for the year. All performance figures assume reinvestment of distributions and exclude the effect of sales charges.

Q: WHAT HAS CHANGED SINCE THE LAST TIME YOU WROTE TO US AT THE END OF OCTOBER?

A: At that time we had just begun to see the recovery of the market after the Fed cut interest rates in response to a fragile global economy. In essence, this move towards stabilization worked, and equity markets have continued to climb since last October. More importantly, small-cap stocks are becoming bigger participants in the bull market. For example, over the past six months, the Fund's Class A shares have returned 18.49% compared to 15.16% for the Russell 2000 Index and 9.03% for the S&P 600 SmallCap Index.

Q: WHAT ARE OF SOME OF THE POSITIVES THAT HAVE HELPED THE FUND?

A: With the domestic economy continuing to perform better than expected, the Fund's retail holdings have done particularly well. Some of our top holdings in this sector include Claire's and Cost Plus. Financials were one of the hardest hit industries during last summer's selloff. The Fund took this opportunity to increase its holdings in this area. In fact, the Fund's largest holding, Metris, a small issuer of credit cards, was among the top performers over the last six months.

Q: PLEASE DISCUSS SOME STOCKS THAT DID NOT PERFORM WELL.

A: The Fund's worst performing holding was Curative Health Services. The company was plagued by a slowdown in its core business and was the subject of a whistleblower suit brought by the federal government. Although the company steadfastly maintains its innocence, investors sold the stock given the uncertainty of the situation. CKR Restaurants was another poor performer as the company was having difficulties with their Hardee's division. With the company solidly profitable and management's commitment to get Hardee's back on track, we increased our position.

(1) THE RUSSELL 2000 INDEX IS A MEASURE OF SMALL-CAPITALIZATION TOTAL RETURN PERFORMANCE.
(2) THE S&P 600 SMALLCAP INDEX IS A MEASURE OF SMALL-CAP STOCK TOTAL RETURN PERFORMANCE.
(3) THE RUSSELL 2000 GROWTH INDEX IS A MEASURE OF SMALL-CAPITALIZATION, GROWTH-ORIENTED STOCK TOTAL RETURN PERFORMANCE.
    INDICES REFERENCED ARE UNMANAGED AND NOT AVAILABLE FOR DIRECT INVESTMENT.

Q: WHAT IS THE OUTLOOK FOR SMALL-CAP STOCKS?

A: As we mentioned earlier, small-cap performance has improved somewhat since the Fed lowered interest rates back in October. However, they have still had a difficult time keeping up with the large-cap segment of the market. Several things have changed over the past several months, which we believe will help small stocks outperform. First, despite fears that the U.S. economy would slow in 1999, the economy has in fact remained robust. As investors gain confidence that the economy is likely to remain healthy, we expect the market to broaden out and not focus on only the largest companies. Over the past three months, we have seen this begin to happen. Second, for a long time we have argued that small-cap stocks are cheap, yet no serious buyers emerged. This has changed recently as well, as large corporations have recognized the value in the small-cap sector and have begun to acquire many small companies. Over the past six months, larger companies acquired three of the Fund's holdings at premium prices. As a result, we believe that these corporate buyers have set a floor for valuations on small-cap companies. Given these elements, we are optimistic that small caps are a very attractive asset class and should begin to close the valuation gap relative to large-cap stocks.

                                                                    MAY 20, 1999

Phoenix Small Cap Fund
AVERAGE ANNUAL TOTAL RETURNS(1)                           PERIODS ENDING 4/30/99

                                           INCEPTION     INCEPTION
                                1 YEAR    TO 4/30/99       DATE
                                -------   -----------   -----------
Class A Shares at NAV(2)          (5.66)%     22.24%       10/16/95
Class A Shares at POP(3)         (10.14)      20.57        10/16/95
Class B Shares at NAV(2)          (6.39)      21.32        10/16/95
Class B Shares with CDSC(4)       (9.84)      20.98        10/16/95
Russell 2000 Growth Index(6)      (3.77)      10.75        10/16/95
Russell 2000 Index(7)             (9.25)      12.18        10/16/95

(1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
(2) "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.
(3) "POP" (Public Offering Price) total returns include the effect of the maximum front-end 4.75% sales charge.
(4) CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period.
(5) This chart illustrates POP returns on Class A and CDSC returns on Class B Shares since inception.
(6) The Russell 2000 Growth Index is a measure of small-capitalization growth-oriented stock total return performance. The index's performance does not reflect sales charges.

(7) The Russell 2000 Index is a measure of small-capitalization total return performance. The index's performance does not reflect sales charges.
     All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

GROWTH OF $10,000                                            PERIODS ENDING 4/30

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             PHOENIX SMALL CAP FUND CLASS A(1)     PHOENIX SMALL CAP FUND CLASS B(5)     RUSSELL 2000 GROWTH INDEX(6)

10/16/95                               $9,525.00                            $10,000.00                      $10,000.00
04/30/96                              $15,950.41                            $16,680.00                      $12,004.61
04/30/97                              $13,489.29                            $14,006.97                      $10,378.68
04/30/98                              $20,548.02                            $21,173.57                      $14,914.21
04/30/99                              $19,384.81                            $19,625.02                      $14,351.41

            RUSSELL 2000 INDEX(7)
10/16/95                $10,000.00
04/30/96                $11,616.78
04/30/97                $11,622.64
04/30/98                $16,550.84
04/30/99                $15,019.32

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 10/16/95 (inception of the Fund) in Class A and Class B shares. The total return for Class A shares reflects the maximum sales charge of 4.75% on the initial investment. The total return for Class B shares reflects the CDSC charges which decline from 5% to 0% over a five year period. Performance assumes dividends and capital gains are reinvested.

SECTOR WEIGHTINGS                                                        4/30/99
As a percentage of equity holdings

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Technology                  29%
Consumer Cyclicals           28
Consumer Staples             18
Financials                   12
Health Care                   4
Capital Goods                 3
Energy                        3
Other                         3

                       See Notes to Financial Statements                       5

Phoenix Small Cap Fund

  TEN LARGEST HOLDINGS AT APRIL 30, 1999 (AS A PERCENTAGE OF TOTAL NET ASSETS)

    1.  Metris Companies, Inc.                                         5.2%
        DIRECT MARKETER OF CONSUMER CREDIT PRODUCTS
    2.  Claire's Stores, Inc.                                          5.1%
        SPECIALTY TEEN RETAILER
    3.  Cheesecake Factory, Inc. (The)                                 4.5%
        RESTAURANT CHAIN
    4.  Whole Foods Market, Inc.                                       3.9%
        NATURAL FOODS RETAILER
    5.  Cost Plus, Inc.                                                3.6%
        SPECIALTY RETAILER OF CASUAL HOME LIVING AND ENTERTAINING
        PRODUCTS
    6.  99 Cents Only Stores                                           3.6%
        GENERAL MERCHANDISE RETAILER
    7.  Abacus Direct Corp.                                            2.9%
        PROVIDES MARKET RESEARCH SERVICES TO THE DIRECT-MAIL INDUSTRY
    8.  Encal Energy Ltd. (Canada)                                     2.8%
        INTERMEDIATE OIL AND GAS EXPLORER
    9.  CKE Restaurants, Inc.                                          2.7%
        OPERATES, FRANCHISES AND LICENSES QUICK-SERVICE RESTAURANTS
   10.  Fastenal Co.                                                   2.6%
        INDUSTRIAL FASTENER DISTRIBUTOR

                         INVESTMENTS AT APRIL 30, 1999

                                             SHARES        VALUE
                                           ----------   ------------
COMMON STOCKS--94.8%
AIR FREIGHT--1.3%
Expeditors International of
Washington, Inc...............                 45,000   $  2,728,125
BIOTECHNOLOGY--1.9%
Biomatrix, Inc.(b)............                 80,000      2,635,000
Coulter Pharmaceutical,
Inc.(b).......................                 72,000      1,449,000
                                                        ------------
                                                           4,084,000
                                                        ------------
BROADCASTING (TELEVISION, RADIO & CABLE)--1.8%
Metro Networks, Inc.(b).......                 86,000      3,870,000
COMMUNICATIONS EQUIPMENT--0.9%
Ortel Corp.(b)................                275,000      1,856,250
COMPUTERS (SOFTWARE & SERVICES)--15.5%
Abacus Direct Corp.(b)........                 83,000      6,142,000
Broadcast.com, Inc.(b)........                 28,200      3,616,650
Concentric Network Corp.(b)...                 32,000      2,672,000
EarthLink Network, Inc.(b)....                 32,000      2,206,000
Inktomi Corp.(b)..............                  6,400        766,400
International Network
Services(b)...................                 42,000      1,596,000
Legato Systems, Inc.(b).......                 89,700      3,627,244
Network Solutions, Inc.(b)....                 46,000      3,576,500
New Era of Networks,
Inc.(b).......................                 78,000      2,929,875
Peregrine Systems, Inc.(b)....                146,000      3,285,000
Verio, Inc.(b)................                 30,000      2,130,000
                                                        ------------
                                                          32,547,669
                                                        ------------
CONSUMER FINANCE--5.2%
Metris Companies, Inc.........                180,000     11,002,500
DISTRIBUTORS (FOOD & HEALTH)--3.2%
Schein (Henry), Inc.(b).......                150,000      3,928,125

                                             SHARES        VALUE
                                           ----------   ------------
DISTRIBUTORS (FOOD & HEALTH)--CONTINUED
Smart & Final, Inc............                275,000   $  2,767,187
                                                        ------------
                                                           6,695,312
                                                        ------------
ELECTRICAL EQUIPMENT--3.3%
Advanced Energy Industries,
Inc.(b).......................                103,000      2,851,812
Flextronics International
Ltd.(b).......................                 90,000      4,201,875
                                                        ------------
                                                           7,053,687
                                                        ------------
ELECTRONICS (INSTRUMENTATION)--0.5%
Meade Instruments Corp.(b)....                 85,000      1,136,875
ELECTRONICS (SEMICONDUCTORS)--8.1%
Applied Micro Circuits
Corp.(b)......................                 87,500      4,664,844
Conexant Systems, Inc.(b).....                 93,000      3,789,750
Micrel, Inc.(b)...............                 77,000      4,533,375
Vitesse Semiconductor
Corp.(b)......................                 90,000      4,168,125
                                                        ------------
                                                          17,156,094
                                                        ------------
ENTERTAINMENT--1.3%
Carmike Cinemas, Inc.(b)......                125,000      2,695,312
FINANCIAL (DIVERSIFIED)--1.7%
Federal Agricultural Mortgage
Corp. Class C(b)..............                 62,000      3,530,125
GAMING, LOTTERY & PARI-MUTUEL COMPANIES--3.1%
Championship Auto Racing
Teams, Inc.(b)................                 70,000      2,156,875
International Speedway Corp.
Class A.......................                 85,000      4,377,500
                                                        ------------
                                                           6,534,375
                                                        ------------
HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--1.2%
Inhale Therapeutic Systems,
Inc.(b).......................                 90,000      2,587,500

6                      See Notes to Financial Statements

Phoenix Small Cap Fund

                                             SHARES        VALUE
                                           ----------   ------------
HEALTH CARE (SPECIALIZED SERVICES)--0.4%
Omnicare, Inc.................                 35,000   $    842,187
INVESTMENT BANKING/BROKERAGE--2.9%
Ameritrade Holding Corp. Class
A(b)..........................                 26,000      3,472,625
Investment Technology Group,
Inc...........................                 45,000      1,558,125
Jefferies Group, Inc.(b)......                 45,000      1,029,375
                                                        ------------
                                                           6,060,125
                                                        ------------
INVESTMENT MANAGEMENT--1.8%
Gabelli Asset Management,
Inc.(b).......................                245,000      3,690,312
RESTAURANTS--7.2%
CKE Restaurants, Inc..........                346,500      5,673,938
Cheesecake Factory, Inc.
(The)(b)......................                340,000      9,520,000
                                                        ------------
                                                          15,193,938
                                                        ------------
RETAIL (BUILDING SUPPLIES)--2.6%
Fastenal Co...................                115,000      5,491,250
RETAIL (DISCOUNTERS)--3.6%
99 Cents Only Stores(b).......                160,775      7,576,522
RETAIL (FOOD CHAINS)--3.9%
Whole Foods Market, Inc.(b)...                211,000      8,229,000
RETAIL (SPECIALTY)--15.1%
Claire's Stores, Inc..........                323,000     10,699,375
Cost Plus, Inc.(b)............                217,500      7,666,875
Lithia Motors, Inc. Class
A(b)..........................                150,000      2,821,875
Restoration Hardware,
Inc.(b).......................                331,500      5,179,688
Sonic Automotive, Inc.(b).....                363,500      5,384,344
                                                        ------------
                                                          31,752,157
                                                        ------------
SERVICES (ADVERTISING/MARKETING)--1.0%
DoubleClick, Inc.(b)..........                 15,000      2,097,188
SERVICES (COMMERCIAL & CONSUMER)--2.6%
Corporate Executive Board Co.
(The)(b)......................                 90,000      2,531,250
NCO Group, Inc.(b)............                 92,000      3,001,500
                                                        ------------
                                                           5,532,750
                                                        ------------
SERVICES (COMPUTER SYSTEMS)--2.3%
Whittman-Hart, Inc.(b)........                170,000      4,802,500
SHIPPING--0.5%
Dril-Quip, Inc.(b)............                 40,800        994,500
TELECOMMUNICATIONS (LONG DISTANCE)--1.9%
WinStar Communications,
Inc.(b).......................                 82,000      3,987,250

                                             SHARES        VALUE
                                           ----------   ------------
TEXTILES (APPAREL)--0.0%
Boss Holdings, Inc.(b)........                  2,915   $      5,830
- --------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $166,487,940)                           199,733,333
- --------------------------------------------------------------------
FOREIGN COMMON STOCKS--4.2%
COMMUNICATIONS EQUIPMENT--0.7%
Research in Motion Ltd.
(Canada)(b)...................                120,000      1,454,360
COMPUTERS (SOFTWARE & SERVICES)--0.7%
Fundtech Ltd. (Israel)(b).....                 40,000      1,377,500
OIL & GAS (EXPLORATION & PRODUCTION)--2.8%
Encal Energy Ltd.
(Canada)(b)...................              1,200,000      5,850,403
- --------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $7,131,840)                               8,682,263
- --------------------------------------------------------------------
PREFERRED STOCKS--0.7%
COMPUTERS (NETWORKING)--0.7%
Women.com(b)..................                455,930      1,500,010
- --------------------------------------------------------------------
TOTAL PREFERRED STOCKS
(IDENTIFIED COST $1,500,010)                               1,500,010
- --------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS--99.7%
(IDENTIFIED COST $175,119,790)                           209,915,606
- --------------------------------------------------------------------

                                  STANDARD
                                  & POOR'S      PAR
                                   RATING      VALUE
                                (Unaudited)    (000)
                                ------------   ------
SHORT-TERM OBLIGATIONS--0.3%
COMMERCIAL PAPER--0.3%
AT&T Corp. 4.93%, 5/3/99......      A-1+        $655           654,821
- ----------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $654,821)                                     654,821
- ----------------------------------------------------------------------

TOTAL INVESTMENTS--100.0%
(IDENTIFIED COST $175,774,611)                             210,570,427(a)
Cash and receivables, less liabilities--0.0%                    91,619
                                                        --------------
NET ASSETS--100.0%                                      $  210,662,046
                                                        --------------
                                                        --------------

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $45,935,813 and gross depreciation of $12,573,213 for federal income tax purposes. At April 30, 1999, the aggregate cost of securities for federal income tax purposes was $177,207,827.
(b)  Non-income producing.

                       See Notes to Financial Statements

Phoenix Small Cap Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 1999

ASSETS
Investment securities at value
  (Identified cost $175,774,611)                              $  210,570,427
Cash                                                               1,633,960
Receivables
  Fund shares sold                                                 2,571,950
Prepaid expenses                                                       5,897
                                                              --------------
    Total assets                                                 214,782,234
                                                              --------------
LIABILITIES
Payables
  Investment securities purchased                                  2,999,401
  Fund shares repurchased                                            625,938
  Transfer agent fee                                                 126,946
  Investment advisory fee                                            129,850
  Distribution fee                                                    98,494
  Financial agent fee                                                 15,033
  Trustees' fee                                                        4,110
Accrued expenses                                                     120,416
                                                              --------------
    Total liabilities                                              4,120,188
                                                              --------------
NET ASSETS                                                    $  210,662,046
                                                              --------------
                                                              --------------
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $  201,175,766
Accumulated net realized loss                                    (25,309,536)
Net unrealized appreciation                                       34,795,816
                                                              --------------
NET ASSETS                                                    $  210,662,046
                                                              --------------
                                                              --------------
CLASS A
Shares of beneficial interest outstanding,
  $0.0001 par value, unlimited authorization
  (Net Assets $121,313,331)                                        7,709,289
Net asset value per share                                             $15.74
Offering price per share $15.74/(1-4.75%)                             $16.52
CLASS B
Shares of beneficial interest outstanding,
  $0.0001 par value, unlimited authorization
  (Net Assets $89,348,715)                                         5,854,781
Net asset value and offering price per share                          $15.26

                            STATEMENT OF OPERATIONS
                           YEAR ENDED APRIL 30, 1999

INVESTMENT INCOME
Interest                                                      $      971,501
Dividends                                                            315,605
Foreign taxes withheld                                                (9,053)
                                                              --------------
    Total investment income                                        1,278,053
                                                              --------------
EXPENSES
Investment advisory fee                                            1,885,586
Distribution fee, Class A                                            360,521
Distribution fee, Class B                                          1,072,031
Financial agent                                                      205,062
Transfer agent                                                       689,371
Printing                                                             126,487
Registration                                                          38,237
Professional                                                          36,547
Custodian                                                             34,415
Trustees                                                              16,507
Miscellaneous                                                         13,580
                                                              --------------
    Total expenses                                                 4,478,344
    Custodian fees paid indirectly                                   (10,392)
                                                              --------------
    Net expenses                                                   4,467,952
                                                              --------------
NET INVESTMENT LOSS                                               (3,189,899)
                                                              --------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on securities                                  (24,980,470)
Net realized loss on foreign currency transactions                    (3,310)
Net change in unrealized appreciation (depreciation) on
  investments                                                      6,208,917
                                                              --------------
NET LOSS ON INVESTMENTS                                          (18,774,863)
                                                              --------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS          $  (21,964,762)
                                                              --------------
                                                              --------------

8                      See Notes to Financial Statements

Phoenix Small Cap Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                            Year Ended      Year Ended
                                             4/30/99          4/30/98
                                          --------------   -------------
FROM OPERATIONS
  Net investment income (loss)            $   (3,189,899)  $  (2,593,774)
  Net realized gain (loss)                   (24,983,780)     99,577,404
  Net change in unrealized appreciation
    (depreciation)                             6,208,917      30,589,425
                                          --------------   -------------
  INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                (21,964,762)    127,573,055
                                          --------------   -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net realized gains, Class A                 (5,773,229)    (35,702,853)
  Net realized gains, Class B                 (4,219,826)    (26,132,919)
                                          --------------   -------------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS             (9,993,055)    (61,835,772)
                                          --------------   -------------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares
    (18,013,110 and 5,292,562 shares,
    respectively)                            273,064,204      91,738,490
  Net asset value of shares issued from
    reinvestment of distributions
    (360,829 and 2,365,346 shares,
    respectively)                              5,383,573      34,439,436
  Cost of shares repurchased (22,385,155
    and 6,909,942 shares, respectively)     (343,459,404)   (119,890,542)
                                          --------------   -------------
Total                                        (65,011,627)      6,287,384
                                          --------------   -------------
CLASS B
  Proceeds from sales of shares (987,925
    and 1,984,492 shares, respectively)       14,507,598      35,124,815
  Net asset value of shares issued from
    reinvestment of distributions
    (243,730 and 1,737,551 shares,
    respectively)                              3,536,528      24,812,223
  Cost of shares repurchased (4,075,435
    and 2,007,557 shares, respectively)      (61,757,518)    (33,352,450)
                                          --------------   -------------
Total                                        (43,713,392)     26,584,588
                                          --------------   -------------
  INCREASE (DECREASE) IN NET ASSETS FROM
    SHARE TRANSACTIONS                      (108,725,019)     32,871,972
                                          --------------   -------------
  NET INCREASE (DECREASE) IN NET ASSETS     (140,682,836)     98,609,255
NET ASSETS
  Beginning of period                        351,344,882     252,735,627
                                          --------------   -------------
  END OF PERIOD [INCLUDING UNDISTRIBUTED
    NET INVESTMENT INCOME (LOSS) OF
    $0 AND $0, RESPECTIVELY]              $  210,662,046   $ 351,344,882
                                          --------------   -------------
                                          --------------   -------------

                       See Notes to Financial Statements                       9

Phoenix Small Cap Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                 CLASS A
                                       -----------------------------------------------------------
                                                YEAR ENDED APRIL 30                 FROM INCEPTION
                                       --------------------------------------        10/16/95 TO
                                           1999           1998           1997          4/30/96
Net asset value, beginning of period   $  17.37       $  14.13       $  16.74       $ 10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)            (0.14)(5)      (0.08)(5)      (0.05)(5)     (0.04)(1)(5)
  Net realized and unrealized gain
    (loss)                                (0.88)          6.80          (2.53)         6.79
                                       --------       --------       --------         -----
      TOTAL FROM INVESTMENT
        OPERATIONS                        (1.02)          6.72          (2.58)         6.75
                                       --------       --------       --------         -----
LESS DISTRIBUTIONS
  Dividends from net realized gains       (0.61)         (3.48)         (0.02)           --
  In excess of net investment income         --             --             --         (0.01)
  In excess of net realized gains            --             --          (0.01)           --
                                       --------       --------       --------         -----
      TOTAL DISTRIBUTIONS                 (0.61)         (3.48)         (0.03)        (0.01)
                                       --------       --------       --------         -----
Change in net asset value                 (1.63)          3.24          (2.61)         6.74
                                       --------       --------       --------         -----
NET ASSET VALUE, END OF PERIOD         $  15.74       $  17.37       $  14.13       $ 16.74
                                       --------       --------       --------         -----
                                       --------       --------       --------         -----
Total return(2)                           (5.66)%        52.33%        (15.43)%       67.48%(4)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                          $121,313       $203,560       $155,089       $98,372
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                       1.46%(6)       1.31%          1.37%         1.50%(3)
  Net investment income (loss)            (0.95)%        (0.48)%        (0.28)%       (0.53)%(3)
Portfolio turnover                          276%           498%           325%          103%(4)

                                                             CLASS B
                                       ---------------------------------------------------
                                                                                    FROM
                                                                                  INCEPTION
                                               YEAR ENDED APRIL 30                10/16/95
                                       ------------------------------------          TO
                                          1999           1998          1997       4/30/96
Net asset value, beginning of period   $ 16.99       $  13.98       $ 16.68       $ 10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)           (0.25)(5)      (0.21)(5)     (0.17)(5)     (0.09)(1)(5)
  Net realized and unrealized gain
    (loss)                               (0.87)          6.70         (2.50)         6.77
                                       -------       --------       -------       --------
      TOTAL FROM INVESTMENT
        OPERATIONS                       (1.12)          6.49         (2.67)         6.68
                                       -------       --------       -------       --------
LESS DISTRIBUTIONS
  Dividends from net realized gains      (0.61)         (3.48)        (0.02)           --
  In excess of net realized gains           --             --         (0.01)           --
                                       -------       --------       -------       --------
      TOTAL DISTRIBUTIONS                (0.61)         (3.48)        (0.03)           --
                                       -------       --------       -------       --------
Change in net asset value                (1.73)          3.01         (2.70)         6.68
                                       -------       --------       -------       --------
NET ASSET VALUE, END OF PERIOD         $ 15.26       $  16.99       $ 13.98       $ 16.68
                                       -------       --------       -------       --------
                                       -------       --------       -------       --------
Total return(2)                          (6.39)%        51.16%       (16.03)%       66.80%(4)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                          $89,349       $147,785       $97,647       $45,168
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                      2.21%(6)       2.06%         2.12%         2.26%(3)
  Net investment income (loss)           (1.70)%        (1.22)%       (1.03)%       (1.44)%(3)
Portfolio turnover                         276%           498%          325%          103%(4)

(1) Includes reimbursement of operating expenses by investment advisor of $0.02 and $0.02, respectively.
(2)  Maximum sales charge is not reflected in total return calculation.
(3)  Annualized
(4)  Not annualized
(5)  Computed using average shares outstanding.
(6) For the year ended April 30, 1999, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

10
                       See Notes to Financial Statements

PHOENIX STRATEGIC THEME FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM

Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The Fund seeks long-term capital appreciation. The Fund may invest in smaller capitalization companies, and investors should note that small-company investing involves added risks, including greater price volatility, less liquidity and increased competitive threat.

Q: HOW DID THE FUND PERFORM FOR THE FISCAL YEAR ENDED APRIL 30, 1999?

A: For the 12 months ended April 30, 1999, Class A shares returned 44.91%, Class B shares returned 43.98% and Class C shares returned 43.87%. These returns were more than double the 21.82% return of the S&P 500 Index(1). All performance figures assume reinvestment of distributions and exclude the effect of sales charges.

Q: WHAT CONTRIBUTED TO THE FUND'S STRONG RESULTS?

A: We benefited from our large technology position, which accounted for almost 40% of the portfolio. EMC Corp. and Sun Microsystems were among our best performers. We also owned a number of Internet-related stocks because we believe the Internet is the next technology wave, and these stocks have been particularly strong performers over the past year. Two names that definitely helped our performance were America Online and Microsoft. We also had a sizable portion of the portfolio invested in health-care issues. We continue to expect consistent earnings growth from this sector regardless of the pace of economic growth. Of course, past performance is not indicative of future results.

Q: WHAT IS YOUR OUTLOOK FOR THE NEAR TERM?

A: We believe the market, which is currently trading at around 30 times consensus 1999 earnings estimates, is fully valued. This multiple represents the highest level for the market in the past 30 years. In addition to high valuations, corporate profits may be a source of investor anxiety. Reports out recently showed that corporate profits declined in 1998, and some press coverage suggested that this should leave us all nervously awaiting an inevitable recession. However, a closer look at the profit picture shows that certain companies were affected much more than others. For example, many manufacturers were unable to raise prices because cheaper products were being imported from countries with devalued currencies. Our inability to export was particularly hard on the food industry. The transportation sector was affected as well, along with commodity-related businesses.

    In the months ahead, similar conditions may continue to affect corporate profits. However, we are making every effort to select companies for the Fund that we believe can be resilient to such conditions. We will continue to seek companies that have sound fundamentals and the potential for rapid, reliable earnings growth.

                                                                    MAY 18, 1999

(1) THE S&P 500 INDEX IS A MEASURE OF STOCK MARKET TOTAL RETURN PERFORMANCE. THE INDEX IS UNMANAGED AND NOT AVAILABLE FOR DIRECT INVESTMENT.

Phoenix Strategic Theme Fund
AVERAGE ANNUAL TOTAL RETURNS(1)                           PERIODS ENDING 4/30/99

                                                   INCEPTION     INCEPTION
                                          1 YEAR  TO 4/30/99       DATE
                                          ------  -----------   -----------
Class A Shares at NAV(2)                   44.91%     27.80%       10/16/95
Class A Shares at POP(3)                   38.03      26.05        10/16/95
Class B Shares at NAV(2)                   43.98      26.88        10/16/95
Class B Shares with CDSC(4)                40.14      26.57        10/16/95
Class C Shares at NAV(2)                   43.87      34.41         11/3/97
Class C Shares with CDSC(4)                43.87      34.41         11/3/97
S&P 500 Index(7)                           21.82     Note 5          Note 5

(1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
(2) "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.
(3) "POP" (Public Offering Price) total returns include the effect of the maximum front-end 4.75% sales charge.
(4) CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period. CDSC charges for C shares are 1% in the first year and 0% thereafter.
(5) Index performance is 28.76% for Class A and Class B (since 10/16/95) and 28.60% for Class C (since 11/3/97).
(6) This chart illustrates POP returns on Class A and CDSC returns on Class B Shares since inception. Returns on Class C Shares will vary due to differing sales charges.
(7) The S&P 500 Index is a measure of stock market total return performance. The S&P 500's performance does not reflect sales charges.
     All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

GROWTH OF $10,000                                            PERIODS ENDING 4/30

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              PHOENIX STRATEGIC THEME     PHOENIX STRATEGIC THEME        S&P 500
                  FUND CLASS A(6)             FUND CLASS B(6)         STOCK INDEX(7)
10/16/95                      $9,525.00                  $10,000.00        $10,000.00
04/30/96                     $11,798.92                  $12,340.59        $11,356.32
04/30/97                     $11,495.53                  $11,932.60        $14,218.66
04/30/98                     $15,659.46                  $16,130.69        $20,086.36
04/30/99                     $22,692.55                  $23,028.73        $24,468.45

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 10/16/95 (inception of the Fund) in Class A and Class B shares. The total return for Class A shares reflects the maximum sales charge of 4.75% on the initial investment. The total return for Class B shares reflects the CDSC charges which decline from 5% to 0% over a five year period. Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges.

SECTOR WEIGHTINGS                                                        4/30/99
As a percentage of equity holdings

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Technology                       39%
Financials                        16
Consumer Staples                  12
Health Care                       11
Consumer Cyclicals                 9
Communication Services             8
Capital Goods                      3
Energy                             2

12                     See Notes to Financial Statements

Phoenix Strategic Theme Fund

     TEN LARGEST HOLDINGS AT APRIL 30, 1999 (AS A PERCENTAGE OF NET ASSETS)

    1.  AT&T Corp. - Liberty Media Group Class A                       4.7%
        INTERNET, TELEVISION AND DIGITAL TECHNOLOGY PROVIDER
    2.  Microsoft Corp.                                                4.2%
        WORLD'S LEADING COMPUTER SOFTWARE COMPANY
    3.  Capital One Financial Corp.                                    3.5%
        ITS PRINCIPAL SUBSIDIARY, CAPITAL ONE BANK, OFFERS CREDIT CARD
        PRODUCTS
    4.  Cisco Systems, Inc.                                            3.4%
        DEVELOPS MULTIPROTOCOL INTERNETWORKING SYSTEMS
    5.  Uniphase Corp.                                                 3.2%
        MANUFACTURES FIBER OPTIC TELECOMMUNICATIONS SYSTEMS
    6.  AT&T Corp.                                                     3.0%
        PROVIDES VOICE, DATA AND VIDEO TELECOMMUNICATIONS SERVICES
    7.  America Online, Inc.                                           2.9%
        MAJOR PROVIDER OF ONLINE SERVICES TO CONSUMERS
    8.  International Business Machines Corp.                          2.7%
        PROVIDES ADVANCED INFORMATION TECHNOLOGIES
    9.  Morgan Stanley Dean Witter & Co.                               2.6%
        PROVIDES A BROAD RANGE OF CREDIT AND INVESTMENT PRODUCTS TO
        INDIVIDUALS
   10.  Wal-Mart Stores, Inc.                                          2.5%
        ONE OF THE LARGEST U.S. DISCOUNT RETAILERS

                         INVESTMENTS AT APRIL 30, 1999

                                                SHARES       VALUE
                                               --------   ------------

COMMON STOCKS--93.8%

BANKS (MAJOR REGIONAL)--0.9%
Firstar Corp......................               59,100   $  1,776,694
BANKS (MONEY CENTER)--1.9%
Bank of America Corp..............               51,753      3,726,216

BEVERAGES (NON-ALCOHOLIC)--0.9%
PepsiCo, Inc......................               47,600      1,758,225
BIOTECHNOLOGY--2.2%
Amgen, Inc.(b)....................               26,100      1,603,519
Genzyme Corp. (b).................               49,200      1,857,300
Gilead Sciences, Inc.(b)..........               17,700        814,753
                                                          ------------
                                                             4,275,572
                                                          ------------
BROADCASTING (TELEVISION, RADIO & CABLE)--6.4%
AT&T Corp.- Liberty Media Group
Class A(b)........................              142,500      9,102,187
Clear Channel Communications,
Inc.(b)...........................               46,600      3,238,700
                                                          ------------
                                                            12,340,887
                                                          ------------

COMMUNICATIONS EQUIPMENT--3.8%
Echostar Communications
Corp.(b)..........................               28,800      2,889,000
General Motors Corp. Class H......               35,300      1,954,737
Tellabs, Inc.(b)..................               22,900      2,508,981
                                                          ------------
                                                             7,352,718
                                                          ------------

COMPUTERS (HARDWARE)--7.7%
Apple Computer, Inc.(b)...........               41,100      1,890,600

                                                SHARES       VALUE
                                               --------   ------------
COMPUTERS (HARDWARE)--CONTINUED
Dell Computer Corp.(b)............               67,700   $  2,788,394
International Business Machines
Corp..............................               24,900      5,208,769
Sun Microsystems, Inc.(b).........               81,600      4,880,700
                                                          ------------
                                                            14,768,463
                                                          ------------

COMPUTERS (NETWORKING)--3.4%
Cisco Systems, Inc.(b)............               58,200      6,638,437

COMPUTERS (PERIPHERALS)--1.9%
EMC Corp.(b)......................               33,200      3,616,725

COMPUTERS (SOFTWARE & SERVICES)--13.6%
America Online, Inc.(b)...........               39,800      5,681,450
At Home Corp. Series A(b).........               21,600      3,109,050
BMC Software, Inc.(b).............               17,900        770,819
Inktomi Corp.(b)..................               25,100      3,005,725
Microsoft Corp.(b)................              100,600      8,180,037
USWeb Corp.(b)....................               81,800      1,835,387
Yahoo!, Inc.(b)...................               21,500      3,755,781
                                                          ------------
                                                            26,338,249
                                                          ------------

CONSUMER FINANCE--3.5%
Capital One Financial Corp........               38,700      6,721,706

DISTRIBUTORS (FOOD & HEALTH)--0.8%
Cardinal Health, Inc..............               26,050      1,558,116

ELECTRICAL EQUIPMENT--2.4%
General Electric Co...............               43,300      4,568,150

                       See Notes to Financial Statements                      13

Phoenix Strategic Theme Fund

                                                SHARES       VALUE
                                               --------   ------------
ELECTRONICS (SEMICONDUCTORS)--3.9%
Transwitch Corp.(b)...............               26,300   $  1,157,200
Uniphase Corp.(b).................               51,700      6,275,087
                                                          ------------
                                                             7,432,287
                                                          ------------

ENGINEERING & CONSTRUCTION--0.3%
J. Ray Mcdermott SA(b)............               20,800        655,200

EQUIPMENT (SEMICONDUCTOR)--1.7%
Novellus Systems, Inc.(b).........               34,800      1,644,300
Teradyne, Inc.(b).................               35,600      1,679,875
                                                          ------------
                                                             3,324,175
                                                          ------------

FINANCIAL (DIVERSIFIED)--5.7%
Citigroup, Inc....................               59,700      4,492,425
Freddie Mac.......................               25,300      1,587,575
Morgan Stanley Dean Witter &
Co................................               50,300      4,989,131
                                                          ------------
                                                            11,069,131
                                                          ------------

HEALTH CARE (DIVERSIFIED)--0.9%
American Home Products Corp.......               28,300      1,726,300

HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--3.8%
Merck & Co., Inc..................               21,900      1,538,475
Pfizer, Inc.......................               28,800      3,313,800
Schering-Plough Corp..............               52,400      2,531,575
                                                          ------------
                                                             7,383,850
                                                          ------------

HEALTH CARE (GENERIC AND OTHER)--1.3%
Mylan Laboratories, Inc...........               65,000      1,474,687
Sepracor Inc.(b)..................               13,100      1,106,950
                                                          ------------
                                                             2,581,637
                                                          ------------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--1.5%
Affymetrix, Inc.(b)...............               45,500      1,859,813
Invitrogen Corporation(b).........               51,500        923,781
                                                          ------------
                                                             2,783,594
                                                          ------------

HOUSEHOLD PRODUCTS (NON-DURABLES)--2.0%
Clorox Co. (The)..................               19,000      2,192,125
Procter & Gamble Co. (The)........               17,200      1,613,575
                                                          ------------
                                                             3,805,700
                                                          ------------

                                                SHARES       VALUE
                                               --------   ------------

INSURANCE (MULTI-LINE)--1.5%
American International Group,
Inc...............................               24,640   $  2,893,660

INVESTMENT BANKING/BROKERAGE--1.5%
Merrill Lynch & Co., Inc..........               35,300      2,962,994

OIL & GAS (DRILLING & EQUIPMENT)--1.8%
Halliburton Co....................               25,100      1,069,888
Schlumberger Ltd..................               15,900      1,015,613
Transocean Offshore, Inc..........               21,700        644,219
Varco International, Inc.(b)......               59,100        668,569
                                                          ------------
                                                             3,398,289
                                                          ------------

PERSONAL CARE--0.9%
Gillette Co. (The)................               33,000      1,722,188

RETAIL (BUILDING SUPPLIES)--2.2%
Home Depot, Inc. (The)............               69,000      4,135,688

RETAIL (DEPARTMENT STORES)--2.0%
Kohl's Corp.(b)...................               59,200      3,933,100

RETAIL (FOOD CHAINS)--0.9%
Safeway, Inc.(b)..................               33,200      1,790,725

RETAIL (GENERAL MERCHANDISE)--3.7%
Costco Companies, Inc.(b).........               26,700      2,161,031
Wal-Mart Stores, Inc..............              106,800      4,912,800
                                                          ------------
                                                             7,073,831
                                                          ------------

RETAIL (HOME SHOPPING)--1.3%
Amazon.com, Inc.(b)...............               14,800      2,546,525

TELECOMMUNICATIONS (CELLULAR/WIRELESS)--1.4%
AirTouch Communications,
Inc.(b)...........................               29,800      2,782,575

TELECOMMUNICATIONS (LONG DISTANCE)--4.6%
AT&T Corp.........................              115,954      5,855,677
MCI WorldCom, Inc.(b).............               37,800      3,106,688
                                                          ------------
                                                             8,962,365
                                                          ------------

TELEPHONE--1.5%
SBC Communications, Inc...........               50,100      2,805,600
- ----------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $132,845,500)                             181,209,572
- ----------------------------------------------------------------------

14                     See Notes to Financial Statements

Phoenix Strategic Theme Fund

                                                SHARES       VALUE
                                               --------   ------------
FOREIGN COMMON STOCKS--2.7%

COMPUTERS (SOFTWARE & SERVICES)--0.9%
Learout & Hauspic Speech Products
N.V.(b)...........................               42,700   $  1,670,638
ELECTRONICS (INSTRUMENTATION)--0.9%
Qiagen NV (Netherlands)(b)........               25,000      1,831,250
HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--0.9%
Elan Corp. PLC Sponsored ADR
(Ireland)(b)......................               34,800      1,792,200
- ----------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $5,952,411)                                 5,294,088
- ----------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS--96.5%
(IDENTIFIED COST $138,797,911)                             186,503,660
- ----------------------------------------------------------------------

                                  STANDARD
                                  & POOR'S       PAR
                                   RATING       VALUE
                                (Unaudited)     (000)        VALUE
                                ------------   -------   -------------

SHORT-TERM OBLIGATIONS--3.3%

COMMERCIAL PAPER--3.3%
Goldman Sachs Group, Inc.
4.92%, 5/3/99.................      A-1+       $ 2,950   $   2,949,193
Ford Motor Credit Co. 4.84%,
5/4/99........................      A-1          3,380       3,378,637
                                                         -------------
                                                             6,327,830
                                                         -------------
- ----------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $6,327,830)                                 6,327,830
- ----------------------------------------------------------------------

TOTAL INVESTMENTS--99.8%
(IDENTIFIED COST $145,125,741)                             192,831,490(a)
Cash and receivables, less liabilities--0.2%                   419,395
                                                         -------------
NET ASSETS--100.0%                                       $ 193,250,885
                                                         -------------
                                                         -------------

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $50,507,778 and gross depreciation of $3,190,370 for federal income tax purposes. At April 30, 1999, the aggregate cost of securities for federal income tax purposes was $145,514,082.
(b)  Non-income producing.

                       See Notes to Financial Statements

Phoenix Strategic Theme Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 1999

ASSETS
Investment securities at value
  (Identified cost $145,125,741)                              $  192,831,490
Cash                                                                   1,914
Receivables
  Fund shares sold                                                   828,099
  Dividends and interest                                              64,954
  Prepaid expenses                                                     3,428
                                                              --------------
    Total assets                                                 193,729,885
                                                              --------------
LIABILITIES
Payables
  Fund shares repurchased                                            136,219
  Investment advisory fee                                            117,538
  Distribution fee                                                    94,831
  Transfer agent fee                                                  58,198
  Financial agent fee                                                 14,999
  Trustees' fee                                                        3,319
Accrued expenses                                                      53,896
                                                              --------------
    Total liabilities                                                479,000
                                                              --------------
NET ASSETS                                                    $  193,250,885
                                                              --------------
                                                              --------------
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $  129,096,816
Accumulated net realized gain                                     16,448,320
Net unrealized appreciation                                       47,705,749
                                                              --------------
NET ASSETS                                                    $  193,250,885
                                                              --------------
                                                              --------------
CLASS A
Shares of beneficial interest outstanding,
  $0.0001 par value, unlimited authorization
  (Net Assets $107,870,953)                                        5,919,225
Net asset value per share                                             $18.22
Offering price per share $18.22/(1-4.75%)                             $19.13
CLASS B
Shares of beneficial interest outstanding,
  $0.0001 par value, unlimited authorization
  (Net Assets $84,698,182)                                         4,772,864
Net asset value per share and offering per share                      $17.75
CLASS C
Shares of beneficial interest outstanding,
  $0.0001 par value, unlimited authorization
  (Net Assets $681,750)                                               38,408
Net asset value per share and offering per share                      $17.75

                            STATEMENT OF OPERATIONS
                           YEAR ENDED APRIL 30, 1999

INVESTMENT INCOME
Dividends                                                     $      651,163
Interest                                                             333,164
Foreign taxes withheld                                                  (259)
                                                              --------------
    Total investment income                                          984,068
                                                              --------------
EXPENSES
Investment advisory fee                                            1,129,085
Distribution fee, Class A                                            208,712
Distribution fee, Class B                                            667,573
Distribution fee, Class C                                              2,665
Distribution fee, Class M                                                273
Financial agent fee                                                  143,236
Transfer agent                                                       305,439
Registration                                                          32,832
Professional                                                          31,327
Printing                                                              20,390
Custodian                                                             16,699
Trustees                                                              15,367
Miscellaneous                                                          7,226
                                                              --------------
    Total expenses                                                 2,580,824
    Custodian fees paid indirectly                                    (4,419)
                                                              --------------
    Net expenses                                                   2,576,405
                                                              --------------
NET INVESTMENT LOSS                                               (1,592,337)
                                                              --------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on securities                                   18,354,872
Net change in unrealized appreciation (depreciation) on
  investments                                                     38,225,117
                                                              --------------
NET GAIN ON INVESTMENTS                                           56,579,989
                                                              --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $   54,987,652
                                                              --------------
                                                              --------------

16                     See Notes to Financial Statements

Phoenix Strategic Theme Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                           Year Ended      Year Ended
                                             4/30/99         4/30/98
                                          -------------   -------------
FROM OPERATIONS
  Net investment income (loss)            $  (1,592,337)  $    (860,603)
  Net realized gain (loss)                   18,354,872      37,824,448
  Net change in unrealized appreciation
    (depreciation)                           38,225,117       7,260,964
                                          -------------   -------------
  INCREASE IN NET ASSETS RESULTING FROM
    OPERATIONS                               54,987,652      44,224,809
                                          -------------   -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  In excess of net investment income,
    Class A                                          --        (101,991)
  Net realized gains, Class A                (6,923,924)    (13,931,615)
  Net realized gains, Class B                (5,772,230)     (9,617,855)
  Net realized gains, Class C                   (28,108)        (21,083)
  Net realized gains, Class M                        --         (15,426)
                                          -------------   -------------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS           (12,724,262)    (23,687,970)
                                          -------------   -------------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares
    (3,919,529 and 1,116,085 shares,
    respectively)                            64,808,215      15,627,146
  Net asset value of shares issued from
    reinvestment of distributions
    (419,976 and 1,156,842 shares,
    respectively)                             6,560,032      13,731,378
  Cost of shares repurchased (4,982,395
    and 2,197,107 shares, respectively)     (76,814,571)    (29,983,137)
                                          -------------   -------------
Total                                        (5,446,324)       (624,613)
                                          -------------   -------------
CLASS B
  Proceeds from sales of shares (819,204
    and 666,515 shares, respectively)        13,391,640       9,141,162
  Net asset value of shares issued from
    reinvestment of distributions
    (329,762 and 783,925 shares,
    respectively)                             5,028,874       9,156,239
  Cost of shares repurchased (1,286,009
    and 724,153 shares, respectively)       (18,585,029)     (9,883,220)
                                          -------------   -------------
Total                                          (164,515)      8,414,181
                                          -------------   -------------
CLASS C
  Proceeds from sales of shares (36,724
    and 18,017 shares, respectively)            589,799         248,777
  Net asset value of shares issued from
    reinvestment of distributions
    (1,354 and 1,797 shares,
    respectively)                                20,648          20,990
  Cost of shares repurchased (19,484 and
    0 shares, respectively)                    (266,095)             --
                                          -------------   -------------
Total                                           344,352         269,767
                                          -------------   -------------
CLASS M
  Proceeds from sales of shares (0 and
    14,974 shares, respectively)                     --         196,112
  Net asset value of shares issued from
    reinvestment of distributions
    (0 and 1,314 shares, respectively)               --          15,357
  Cost of shares repurchased (16,288 and
    0 shares, respectively)                    (223,551)             --
                                          -------------   -------------
Total                                          (223,551)        211,469
                                          -------------   -------------
  INCREASE (DECREASE) IN NET ASSETS FROM
    SHARE TRANSACTIONS                       (5,490,038)      8,270,804
                                          -------------   -------------
  NET INCREASE (DECREASE) IN NET ASSETS      36,773,352      28,807,643
NET ASSETS
  Beginning of period                       156,477,533     127,669,890
                                          -------------   -------------
  END OF PERIOD [INCLUDING UNDISTRIBUTED
    NET INVESTMENT INCOME (LOSS) OF
    $0 AND $0, RESPECTIVELY]              $ 193,250,885   $ 156,477,533
                                          -------------   -------------
                                          -------------   -------------

                       See Notes to Financial Statements                      17

Phoenix Strategic Theme Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                               CLASS A
                                           -----------------------------------------------
                                                                                    FROM
                                                                                   INCEPTION
                                                  YEAR ENDED APRIL 30              10/16/95
                                           ----------------------------------        TO
                                               1999         1998         1997      4/30/96
Net asset value, beginning of period       $  13.70      $ 12.03      $ 12.37      $ 10.00
INCOME FROM INVESTMENT OPERATIONS(6)
  Net investment income (loss)                (0.11)(5)    (0.04)(5)     0.06(5)      0.00(1)(5)
  Net realized and unrealized gain
    (loss)                                     6.03         4.03        (0.38)        2.39
                                           --------      -------      -------      -------
      TOTAL FROM INVESTMENT OPERATIONS         5.92         3.99        (0.32)        2.39
                                           --------      -------      -------      -------
LESS DISTRIBUTIONS
  Dividends from net investment income           --           --        (0.01)          --
  Dividends from net realized gains           (1.40)       (2.29)          --           --
  In excess of net investment income             --        (0.03)          --           --
  In excess of net realized gains                --           --        (0.01)          --
  Tax return of capital                          --           --           --        (0.02)
                                           --------      -------      -------      -------
      TOTAL DISTRIBUTIONS                     (1.40)       (2.32)       (0.02)       (0.02)
                                           --------      -------      -------      -------
  Change in net asset value                    4.52         1.67        (0.34)        2.37
                                           --------      -------      -------      -------
NET ASSET VALUE, END OF PERIOD             $  18.22      $ 13.70      $ 12.03      $ 12.37
                                           --------      -------      -------      -------
                                           --------      -------      -------      -------
Total return(2)                               44.91%       36.22%       (2.57)%      23.89%(4)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands)    $107,871      $89,884      $77,827      $33,393

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                           1.38%(7)     1.33%        1.40%        1.40%(3)
  Net investment income (loss)                (0.72)%      (0.26)%       0.49%       (0.09)%(3)
Portfolio turnover                              205%         618%         532%         175%(4)

(1) Includes reimbursement of operating expenses by investment adviser of $0.04.
(2) Maximum sales charge is not reflected in total return calculation.
(3) Annualized.
(4) Not annualized.
(5) Computed using average shares outstanding.
(6) Distributions are made in accordance with the prospectus; however, class level per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.
(7) For the year ended April 30, 1999, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

18                     See Notes to Financial Statements

Phoenix Strategic Theme Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                            CLASS B                                  CLASS C
                                         ---------------------------------------------         -------------------
                                                                                FROM                         FROM
                                                                               INCEPTION                    INCEPTION
                                               YEAR ENDED APRIL 30             10/16/95          YEAR       11/3/97
                                         --------------------------------        TO             ENDED         TO
                                            1999         1998        1997      4/30/96         4/30/99      4/30/98
Net asset value, beginning of period     $ 13.46      $ 11.91     $ 12.33      $ 10.00         $13.47       $14.93
INCOME FROM INVESTMENT OPERATIONS(6)
  Net investment income (loss)             (0.22)(5)    (0.14)(5)   (0.03)(5)    (0.06)(1)(5)   (0.22)(5)    (0.05)(5)
  Net realized and unrealized gain
    (loss)                                  5.91         3.98       (0.38)        2.40           5.90         0.88
                                         -------      -------     -------      -------         ------       ------
      TOTAL FROM INVESTMENT OPERATIONS      5.69         3.84(5)    (0.41)        2.34           5.68         0.83
                                         -------      -------     -------      -------         ------       ------
LESS DISTRIBUTIONS
  Dividends from net investment income        --           --          --           --             --           --
  Dividends from net realized gains        (1.40)       (2.29)         --           --          (1.40)       (2.29)
  In excess of net investment income          --           --          --           --             --           --
  In excess of net realized gains             --           --       (0.01)          --             --           --
  Tax return of capital                       --           --          --        (0.01)            --           --
                                         -------      -------     -------      -------         ------       ------
      TOTAL DISTRIBUTIONS                  (1.40)       (2.29)      (0.01)       (0.01)         (1.40)       (2.29)
                                         -------      -------     -------      -------         ------       ------
  Change in net asset value                 4.29         1.55       (0.42)        2.33           4.28        (1.46)
                                         -------      -------     -------      -------         ------       ------
NET ASSET VALUE, END OF PERIOD           $ 17.75      $ 13.46     $ 11.91      $ 12.33         $17.75       $13.47
                                         -------      -------     -------      -------         ------       ------
                                         -------      -------     -------      -------         ------       ------
Total return(2)                            43.98%       35.18%      (3.31)%      23.41%(4)      43.87%        7.92%(4)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands)  $84,698      $66,107     $49,843      $11,920           $682         $267

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                        2.13%(7)     2.08%       2.15%        2.16%(3)       2.13%(7)     2.08%(3)
  Net investment income (loss)             (1.48)%      (1.02)%     (0.23)%      (1.06)%(3)     (1.47)%      (0.87)%(3)
Portfolio turnover                           205%         618%        532%         175%(4)        205%         618%(4)

(1) Includes reimbursement of operating expenses by investment adviser of $0.04.
(2) Maximum sales charge is not reflected in total return calculation.
(3) Annualized.
(4) Not annualized.
(5) Computed using average shares outstanding.
(6) Distributions are made in accordance with the prospectus; however, class level per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.
(7) For the year ended April 30, 1999, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

                       See Notes to Financial Statements                      19

PHOENIX EQUITY OPPORTUNITIES FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM

Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The Fund seeks long-term capital appreciation by investing primarily in stocks of dynamic, rapidly growing companies and focusing on strong relative earnings growth. The Fund may invest in smaller capitalization companies, and investors should note that small-company investing involves added risks, including greater price volatility, less liquidity and increased competitive threat.

Q: HOW DID THE FUND PERFORM FOR THE FISCAL YEAR ENDED APRIL 30, 1999?

A: For the 12 months ended April 30, 1999, Class A shares returned 17.08% and Class B shares returned 16.18%, far surpassing the negative (3.77)% return of the Fund's benchmark, the Russell 2000 Growth Index(1). All performance figures assume reinvestment of distributions and exclude the effect of sales charges.

Q: WHAT FACTORS CONTRIBUTED TO THE FUND'S STRONG PERFORMANCE?

A: This has been an extremely volatile time for the market, spurred by the global liquidity crisis that erupted last summer. It has also been a market with very narrow leadership. A few of the very largest growth stocks have been responsible for virtually all of the market's gains. Issue selection has been critical. We benefited from good stock picking and our largest holdings generally performed well. Companies that reported strong earnings were rewarded, while those that missed their forecasted earnings estimates by even the smallest amount were severely punished.

Q: WHAT IS YOUR PERSPECTIVE ON THE RECENT FOCUS ON INTERNET STOCKS?

A: It seems the ".com" craze has reached new heights. At the time of this writing, the market capitalization of America Online exceeds that of IBM. The value of Priceline.com, which sells airline tickets online, tops the market valuation of most U.S. airlines. eBay, an online auctioneer with a three-year history, is now worth 11 times the value of 250-year-old Sotheby's. We know of no valuation metric or analytic framework, which can explain these outcomes.

    We expect the Internet bubble will deflate as the exciting promise of this technology gives way to the more sober reality of managing profitable businesses. Only time will distinguish the few genuine contenders in this highly competitive field. Non-speculative Internet investing is possible. MCI WorldCom, Cisco and many others are going concerns with major Internet involvement.

Q: WHAT IS YOUR OUTLOOK FOR THE MARKET?

A: The market turbulence that we have been experiencing will probably plague investors throughout 1999. Periods of euphoria are likely to alternate with periods of despair. Investors who persevere will, we believe, be rewarded with solid returns, but not the stellar returns of the past few years. Overall earnings growth is modest, valuations cannot rise sharply from their already lofty levels, and stock prices currently reflect very optimistic growth expectations. Fortunately, there are many opportunities that have not yet been fully exploited, and we believe our investment discipline will lead us to them.

                                                                    MAY 20, 1999

(1) THE RUSSELL 2000 GROWTH INDEX IS A MEASURE OF SMALL-CAPITALIZATION, GROWTH-ORIENTED STOCK TOTAL RETURN PERFORMANCE. THE INDEX IS UNMANAGED AND NOT AVAILABLE FOR DIRECT INVESTMENT.

Phoenix Equity Opportunities Fund
AVERAGE ANNUAL TOTAL RETURNS(1)                           PERIODS ENDING 4/30/99

                                                                        INCEPTION    INCEPTION
                                          1 YEAR  5 YEARS   10 YEARS   TO 4/30/99      DATES
                                          ------  -------   --------   -----------   ---------
Class A Shares at NAV(2)                   17.08%  16.62%     13.33%         --            --
Class A Shares at POP(3)                   11.52   15.49      12.78          --            --
Class B Shares at NAV(2)                   16.18      --         --       16.57%      7/19/94
Class B Shares with CDSC(4)                12.34      --         --       16.34       7/19/94
Russell 2000 Growth Index(6)               (3.77)  12.62      10.96       14.29       7/19/94

(1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
(2) "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.
(3) "POP" (Public Offering Price) total returns include the effect of the maximum front-end 4.75% sales charge.
(4) CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period.
(5) This chart illustrates POP returns on Class A Shares for ten years. Returns on Class B Shares will vary due to differing sales charges.
(6) The Russell 2000 Growth Index is a measure of small-capitalization growth-oriented stock total return performance. The index's performance does not reflect sales charges.
     All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

GROWTH OF $10,000                                            PERIODS ENDING 4/30

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               PHOENIX EQUITY
                OPPORTUNITIES      RUSSELL 2000         S&P 500
               FUND CLASS A(5)    GROWTH INDEX(6)    STOCK INDEX(7)
04/28/1989            $9,525.00         $10,000.00        $10,000.00
04/30/1990           $10,204.33         $10,064.42        $11,043.42
04/30/1991           $11,445.07         $11,351.92        $12,990.55
04/30/1992           $12,623.50         $12,875.14        $14,804.53
04/30/1993           $14,706.64         $13,634.65        $16,172.93
04/29/1994           $15,440.08         $15,616.56        $17,037.31
04/28/1995           $16,855.16         $16,979.94        $20,014.55
04/30/1996           $22,393.87         $23,662.09        $26,074.00
04/30/1997           $19,663.45         $20,457.24        $32,645.91
04/30/1998           $28,444.92         $29,397.14        $46,118.09
04/30/1999           $33,304.73         $28,287.82        $56,179.32

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 4/30/89 in Class A shares and reflects the maximum sales charge of 4.75% on the initial investment. Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges.

SECTOR WEIGHTINGS                                                        4/30/99
As a percentage of equity holdings

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Technology                       30%
Financials                        16
Consumer Cyclicals                12
Capital Goods                     11
Consumer Staples                  10
Communication Services             6
Health Care                        5
Other                             10

Phoenix Equity Opportunities Fund

  TEN LARGEST HOLDINGS AT APRIL 30, 1999 (AS A PERCENTAGE OF TOTAL NET ASSETS)

    1.  Microsoft Corp.                                                4.8%
        WORLD'S LEADING COMPUTER SOFTWARE COMPANY
    2.  Mellon Bank Corp.                                              4.2%
        LARGE REGIONAL BANK
    3.  Motorola, Inc.                                                 4.0%
        GLOBAL PROVIDER OF INTEGRATED COMMUNICATIONS PRODUCTS
    4.  Citigroup, Inc.                                                3.9%
        DIVERSIFIED FINANCIAL SERVICES HOLDING COMPANY
    5.  Morgan Stanley Dean Witter & Co.                               3.9%
        PROVIDES A BROAD RANGE OF CREDIT AND INVESTMENT PRODUCTS TO
        INDIVIDUALS
    6.  Sun Microsystems, Inc.                                         3.6%
        SUPPLIER OF ENTERPRISE NETWORK COMPUTING PRODUCTS
    7.  General Electric Co.                                           3.6%
        DIVERSIFIED MANUFACTURING AND FINANCIAL SERVICES PROVIDER
    8.  International Business Machines Corp.                          3.5%
        PROVIDES ADVANCED INFORMATION TECHNOLOGIES
    9.  Bristol-Myers Squibb Co.                                       3.4%
        COMPREHENSIVE HEALTH-CARE COMPANY
   10.  Lucent Technologies, Inc.                                      3.4%
        LEADING SUPPLIER OF TELECOMMUNICATIONS EQUIPMENT

                         INVESTMENTS AT APRIL 30, 1999

                                                SHARES       VALUE
                                               --------   ------------
COMMON STOCKS--94.9%
ALUMINUM--1.8%
Alcoa, Inc........................               58,310   $  3,629,797
AUTOMOBILES--0.9%
General Motors Corp...............               20,000      1,778,750
BANKS (MAJOR REGIONAL)--4.2%
Mellon Bank Corp..................              115,420      8,577,149
BEVERAGES (ALCOHOLIC)--3.1%
Anheuser-Busch Companies, Inc.....               87,070      6,366,994
BROADCASTING (TELEVISION, RADIO & CABLE)--1.0%
Chancellor Media Corp.(b).........               38,950      2,137,381
COMMUNICATIONS EQUIPMENT--7.3%
Lucent Technologies, Inc.(b)......              114,300      6,872,287
Motorola, Inc.....................              100,830      8,079,004
                                                          ------------
                                                            14,951,291
                                                          ------------
COMPUTERS (HARDWARE)--7.1%
International Business Machines
Corp..............................               33,820      7,074,721
Sun Microsystems, Inc.(b).........              123,570      7,391,031
                                                          ------------
                                                            14,465,752
                                                          ------------
COMPUTERS (NETWORKING)--2.2%
Cisco Systems, Inc.(b)............               39,738      4,532,616
COMPUTERS (PERIPHERALS)--2.5%
EMC Corp.(b)......................               46,600      5,076,487
COMPUTERS (SOFTWARE & SERVICES)--4.8%
Microsoft Corp.(b)................              120,000      9,757,500
CONSUMER FINANCE--3.3%
Providian Financial Corp..........               52,125      6,727,383

                                                SHARES       VALUE
                                               --------   ------------
ELECTRICAL EQUIPMENT--3.6%
General Electric Co...............               70,000   $  7,385,000
ELECTRONICS (SEMICONDUCTORS)--5.3%
Intel Corp........................               83,070      5,082,846
Texas Instruments, Inc............               55,410      5,658,746
                                                          ------------
                                                            10,741,592
                                                          ------------
FINANCIAL (DIVERSIFIED)--7.8%
Citigroup, Inc....................              107,170      8,064,542
Morgan Stanley Dean Witter &
Co................................               79,690      7,904,252
                                                          ------------
                                                            15,968,794
                                                          ------------
FOODS--1.9%
General Mills, Inc................               52,050      3,806,156
HEALTH CARE (DIVERSIFIED)--3.4%
Bristol-Myers Squibb Co...........              110,000      6,991,875
HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--1.5%
Guidant Corp.(b)..................               56,800      3,049,450
HOUSEHOLD PRODUCTS (NON-DURABLES)--2.0%
Colgate-Palmolive Co..............               40,220      4,120,036
MANUFACTURING (DIVERSIFIED)--5.2%
Tyco International Ltd............               80,020      6,501,625
United Technologies Corp..........               27,970      4,052,154
                                                          ------------
                                                            10,553,779
                                                          ------------
OFFICE EQUIPMENT & SUPPLIES--2.0%
Pitney Bowes, Inc.................               59,340      4,150,091
OIL & GAS (DRILLING & EQUIPMENT)--1.5%
Halliburton Co....................               70,500      3,005,063

22                     See Notes to Financial Statements

Phoenix Equity Opportunities Fund

                                                SHARES       VALUE
                                               --------   ------------
OIL (INTERNATIONAL INTEGRATED)--1.5%
Texaco, Inc.......................               50,500   $  3,168,875
PAPER & FOREST PRODUCTS--2.9%
Georgia-Pacific Group.............               63,400      5,864,500
RETAIL (DRUG STORES)--1.9%
CVS Corp..........................               83,300      3,967,163
RETAIL (GENERAL MERCHANDISE)--2.2%
Wal-Mart Stores, Inc..............              100,100      4,604,600

RETAIL (SPECIALTY)--2.7%
Staples, Inc.(b)..................              187,620      5,628,600
RETAIL (SPECIALTY-APPAREL)--2.5%
TJX Companies, Inc. (The).........              152,250      5,071,828

SERVICES (ADVERTISING/MARKETING)--3.2%
Lamar Advertising Co.(b)..........               48,110      1,617,699
Outdoor Systems, Inc.(b)..........              198,560      5,001,230
                                                          ------------
                                                             6,618,929
                                                          ------------

TELECOMMUNICATIONS (LONG DISTANCE)--2.4%
MCI WorldCom, Inc.(b).............               60,370      4,961,659

TELEPHONE--3.2%
Bell Atlantic Corp................              112,240      6,467,830
- ----------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $149,445,582)                             194,126,920
- ----------------------------------------------------------------------
FOREIGN COMMON STOCKS--0.0%

HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--0.0%
Elan Corp. PLC Sponsored ADR
(Ireland)(b)......................                1,300         66,950
- ----------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $94,111)                                       66,950
- ----------------------------------------------------------------------

                                                SHARES       VALUE
                                               --------   ------------
UNIT INVESTMENT TRUSTS--2.0%
S&P 500 Depository Receipts.......               30,000      4,003,125
- ----------------------------------------------------------------------
TOTAL UNIT INVESTMENT TRUSTS
(IDENTIFIED COST $4,067,613)                                 4,003,125
- ----------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS--96.9%
(IDENTIFIED COST $153,607,306)                             198,196,995
- ----------------------------------------------------------------------

                                  STANDARD
                                  & POOR'S       PAR
                                   RATING       VALUE
                                (Unaudited)     (000)       VALUE
                                ------------   -------   ------------

SHORT-TERM OBLIGATIONS--3.7%

COMMERCIAL PAPER--3.7%
Pitney Bowes Credit Corp.
5.05%, 5/3/99.................      A-1+       $   290   $    289,919

Merrill Lynch & Co., Inc.
4.85%, 5/4/99.................      A-1+         2,195      2,194,113

Exxon Imperial U.S., Inc.
4.82%, 5/6/99.................      A-1+         1,720      1,718,849

Ford Motor Credit Co. 4.83%,
5/6/99........................      A-1          2,000      1,998,658

Beta Finance, Inc. 5.01%,
5/17/99.......................      A-1+           660        655,542

Enterprise Funding Corp.
4.80%, 5/20/99................      A-1+           736        734,135
                                                         ------------
                                                            7,591,216
                                                         ------------
- ---------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $7,594,203)                                7,591,216
- ---------------------------------------------------------------------

TOTAL INVESTMENTS--100.6%
(IDENTIFIED COST $161,201,509)                            205,788,211(a)
Cash and receivables, less liabilities--(0.6%)             (1,322,430)
                                                         ------------
NET ASSETS--100.0%                                       $204,465,781
                                                         ------------
                                                         ------------

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $45,558,339 and gross depreciation of $1,237,639 for federal income tax purposes. At April 30, 1999, the aggregate cost of securities for federal income tax purposes was $161,467,511.
(b)  Non-income producing.

                       See Notes to Financial Statements

Phoenix Equity Opportunities Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 1999

ASSETS
Investment securities at value
  (Identified cost $161,201,509)                              $  205,788,211
Cash                                                                   4,663
Receivables
  Investment securities sold                                       9,043,628
  Dividends and interest                                             190,345
  Fund shares sold                                                    24,559
Prepaid expenses                                                       4,408
                                                              --------------
    Total assets                                                 215,055,814
                                                              --------------
LIABILITIES
Payables
  Investment securities purchased                                 10,198,626
  Fund shares repurchased                                             91,456
  Investment advisory fee                                            118,762
  Transfer agent fee                                                  50,083
  Distribution fee                                                    44,083
  Financial agent fee                                                 14,334
  Trustees' fee                                                        4,110
Accrued expenses                                                      68,579
                                                              --------------
    Total liabilities                                             10,590,033
                                                              --------------
NET ASSETS                                                    $  204,465,781
                                                              --------------
                                                              --------------
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                 151,829,569
Accumulated net realized gain                                      8,049,510
Net unrealized appreciation                                       44,586,702
                                                              --------------
NET ASSETS                                                    $  204,465,781
                                                              --------------
                                                              --------------
CLASS A
Shares of beneficial interest outstanding, $0.0001
  Par value, unlimited authorization
  (Net Assets $201,788,577)                                       23,144,444
Net asset value per share                                              $8.72
Offering price per share $8.72/(1-4.75%)                               $9.15
CLASS B
Shares of beneficial interest outstanding, $0.0001
  par value, unlimited authorization
  (Net Assets $2,677,204)                                            319,866
Net asset value and offering price per share                           $8.37

                            STATEMENT OF OPERATIONS
                           YEAR ENDED APRIL 30, 1999

INVESTMENT INCOME
Dividends                                                     $    1,633,642
Interest                                                             389,582
Foreign taxes withheld                                               (21,844)
                                                              --------------
    Total investment income                                        2,001,380
                                                              --------------
EXPENSES
Investment advisory fee                                            1,352,558
Distribution fee, Class A                                            477,228
Distribution fee, Class B                                             23,305
Financial agent fee                                                  175,243
Transfer agent                                                       243,524
Printing                                                              56,757
Professional                                                          33,756
Registration                                                          21,310
Custodian                                                             15,089
Trustees                                                              12,304
Miscellaneous                                                          7,608
                                                              --------------
    Total expenses                                                 2,418,682
    Custodian fees paid indirectly                                    (2,422)
                                                              --------------
    Net expenses                                                   2,416,260
                                                              --------------
NET INVESTMENT LOSS                                                 (414,880)
                                                              --------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on securities                                    8,800,896
Net change in unrealized appreciation (depreciation) on
  investments                                                     22,526,413
                                                              --------------
NET GAIN ON INVESTMENTS                                           31,327,309
                                                              --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $   30,912,429
                                                              --------------
                                                              --------------

24                     See Notes to Financial Statements

Phoenix Equity Opportunities Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                           Year Ended       Year Ended
                                             4/30/99          4/30/98
                                          -------------   ---------------
FROM OPERATIONS
  Net investment income (loss)            $    (414,880)    $  (1,058,136)
  Net realized gain (loss)                    8,800,896        52,694,656
  Net change in unrealized appreciation
    (depreciation)                           22,526,413        16,227,091
                                          -------------   ---------------
  INCREASE IN NET ASSETS RESULTING FROM
    OPERATIONS                               30,912,429        67,863,611
                                          -------------   ---------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net realized gains, Class A               (14,338,287)      (35,351,518)
  Net realized gains, Class B                  (184,555)         (371,756)
                                          -------------   ---------------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS           (14,522,842)      (35,723,274)
                                          -------------   ---------------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares (776,243
    and 580,916 shares, respectively)         6,205,793         4,485,413
  Net asset value of shares issued from
    reinvestment of distributions
    (1,318,749 and 3,754,855 shares,
    respectively)                            10,444,800        25,457,918
  Cost of shares repurchased (3,121,846
    and 3,877,643 shares, respectively)     (25,370,488)      (30,879,705)
                                          -------------   ---------------
Total                                        (8,719,895)         (936,374)
                                          -------------   ---------------
CLASS B
  Proceeds from sales of shares (113,886
    and 46,609 shares, respectively)            896,049           361,942
  Net asset value of shares issued from
    reinvestment of distributions
    (20,248 and 54,117 shares,
    respectively)                               154,289           357,170
  Cost of shares repurchased (77,292 and
    83,812 shares, respectively)               (601,028)         (638,121)
                                          -------------   ---------------
Total                                           449,310            80,991
                                          -------------   ---------------
  DECREASE IN NET ASSETS FROM SHARE
    TRANSACTIONS                             (8,270,585)         (855,383)
                                          -------------   ---------------
  NET INCREASE IN NET ASSETS                  8,119,002        31,284,954
NET ASSETS
  Beginning of period                       196,346,779       165,061,825
                                          -------------   ---------------
  END OF PERIOD [INCLUDING UNDISTRIBUTED
    NET INVESTMENT INCOME (LOSS) OF
    $0 AND $0, RESPECTIVELY]              $ 204,465,781     $ 196,346,779
                                          -------------   ---------------
                                          -------------   ---------------

                       See Notes to Financial Statements                      25

Phoenix Equity Opportunities Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                      CLASS A
                                          ----------------------------------------------------------------
                                                                YEAR ENDED APRIL 30,
                                          ----------------------------------------------------------------
                                              1999          1998          1997          1996          1995
Net asset value, beginning of period      $   8.04      $   6.89      $   8.81      $   7.40      $   7.31
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)               (0.02)(4)     (0.04)(4)     (0.03)(4)     (0.04)(4)      0.04
  Net realized and unrealized gain
    (loss)                                    1.33          2.82         (0.90)         2.34          0.58
                                          --------      --------      --------      --------      --------
      TOTAL FROM INVESTMENT OPERATIONS        1.31          2.78         (0.93)         2.30          0.62
                                          --------      --------      --------      --------      --------
LESS DISTRIBUTIONS
  Dividends from net investment income          --            --            --            --         (0.05)
  Dividends from net realized gains          (0.63)        (1.63)        (0.94)        (0.89)        (0.48)
  In excess of net realized gains               --            --         (0.05)           --            --
                                          --------      --------      --------      --------      --------
      TOTAL DISTRIBUTIONS                    (0.63)        (1.63)        (0.99)        (0.89)        (0.53)
                                          --------      --------      --------      --------      --------
Change in net asset value                     0.68          1.15         (1.92)         1.41          0.09
                                          --------      --------      --------      --------      --------
NET ASSET VALUE, END OF PERIOD            $   8.72      $   8.04      $   6.89      $   8.81      $   7.40
                                          --------      --------      --------      --------      --------
                                          --------      --------      --------      --------      --------
Total return(1)                              17.08%        44.66%       (12.19)%       32.86%         9.16%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)     $201,789      $194,296      $163,396      $213,600      $179,666
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                          1.24%(5)      1.18%         1.23%         1.25%         1.32%
  Net investment income (loss)               (0.21)%       (0.55)%       (0.39)%       (0.53)%        0.60%
Portfolio turnover                             143%          371%          412%          302%          358%

                                                                 CLASS B
                                          -----------------------------------------------------
                                                                                          FROM
                                                                                          INCEPTION
                                                     YEAR ENDED APRIL 30,                 7/19/94
                                          ------------------------------------------       TO
                                            1999        1998        1997        1996      4/30/95
Net asset value, beginning of period      $ 7.80      $ 6.77      $ 8.73      $ 7.39      $7.28
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)             (0.08)(4)   (0.10)(4)   (0.09)(4)   (0.10)(4)   0.00
  Net realized and unrealized gain
    (loss)                                  1.28        2.76       (0.88)       2.33       0.59
                                          ------      ------      ------      ------      -----
      TOTAL FROM INVESTMENT OPERATIONS      1.20        2.66       (0.97)       2.23       0.59
                                          ------      ------      ------      ------      -----
LESS DISTRIBUTIONS
  Dividends from net investment income        --          --          --          --         --
  Dividends from net realized gains        (0.63)      (1.63)      (0.94)      (0.89)     (0.48)
  In excess of net realized gains             --          --       (0.05)         --         --
                                          ------      ------      ------      ------      -----
      TOTAL DISTRIBUTIONS                  (0.63)      (1.63)      (0.99)      (0.89)     (0.48)
                                          ------      ------      ------      ------      -----
Change in net asset value                   0.57        1.03       (1.96)       1.34       0.11
                                          ------      ------      ------      ------      -----
NET ASSET VALUE, END OF PERIOD            $ 8.37      $ 7.80      $ 6.77      $ 8.73      $7.39
                                          ------      ------      ------      ------      -----
                                          ------      ------      ------      ------      -----
Total return(1)                            16.18%      43.58%     (12.79)%     31.92%      8.69%(3)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)     $2,677      $2,051      $1,666      $1,348      $ 525
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                        1.99%(5)    1.93%       1.98%       2.06%      2.15%(2)
  Net investment income (loss)             (0.97)%     (1.30)%     (1.15)%     (1.18)%    (0.06)%(2)
Portfolio turnover                           143%        371%        412%        302%       358%

(1)  Maximum sales charge is not reflected in total return calculation.
(2)  Annualized.
(3)  Not annualized.
(4)  Computed using average shares outstanding.
(5) For the year ended April 30, 1999, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

26
                       See Notes to Financial Statements

PHOENIX STRATEGIC EQUITY SERIES FUND
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 1999

1. SIGNIFICANT ACCOUNTING POLICIES

  Phoenix Strategic Equity Series Fund (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. Each Fund has distinct investment objectives. The Small Cap Fund seeks long-term growth of capital by investing in a diversified portfolio of securities, primarily common stock, of relatively small companies which the adviser believes have long-term investment potential. The Strategic Theme Fund seeks long-term appreciation of capital through investing in securities of companies that the adviser believes are particularly well positioned to benefit from cultural, demographic, regulatory, social or technological changes worldwide. The Equity Opportunities Fund seeks to achieve long-term growth of capital from investment in a diversified group of stocks or securities convertible into stocks.

  Each Fund offers both Class A and Class B shares. The Strategic Theme Fund also offers Class C shares. Class M shares have been closed. Class A shares are sold with a front-end sales charge of up to 4.75%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a 1% contingent deferred sales charge if redeemed within one year of purchase. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. Income and expenses of each Fund are borne pro rata by the holders of all classes of shares, except that each class bears distribution expenses unique to that class.

  The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

A. SECURITY VALUATION:

  Equity securities are valued at the last sale price, or if there had been no sale that day, at the last bid price. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at their fair value as determined in good faith by or under the direction of the Trustees.

B. SECURITY TRANSACTIONS AND RELATED INCOME:

  Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. Realized gains and losses are determined on the identified cost basis.

C. INCOME TAXES:

  Each Fund is treated as a separate taxable entity. It is the policy of each Fund in the Trust to comply with the requirements of the Internal Revenue Code (the "Code") applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. In addition, each Fund intends to distribute an amount sufficient to avoid imposition of any excise tax under
Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

D. DISTRIBUTIONS TO SHAREHOLDERS:

  Distributions are recorded by each Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gain/loss, partnerships, and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

E. FOREIGN CURRENCY TRANSLATION:

  Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Trust does not separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

F. EXPENSES:

  Expenses incurred by the Trust with respect to any two or more Funds are allocated in proportion to the net assets of each Fund, except where allocation of direct expense to each Fund or an alternative allocation method can be more fairly made.

PHOENIX STRATEGIC EQUITY SERIES FUND
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 1999 (CONTINUED)

G. OPTIONS:

  The Trust may write covered options or purchase options contracts for the purpose of hedging against changes in the market value of the underlying securities or foreign currencies.

  The Trust will realize a gain or loss upon the expiration or closing of the option transaction. Gains and losses on written options are reported separately in the Statement of Operations. When a written option is exercised, the proceeds on sales or amounts paid are adjusted by the amount of premium received. Options written are reported as a liability in the Statement of Assets and Liabilities and subsequently marked-to-market to reflect the current value of the option. The risk associated with written options is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, or if a liquid secondary market does not exist for the contracts.

  The Trust may purchase options which are included in the Trust's Schedule of Investments and subsequently marked-to-market to reflect the current value of the option. When a purchased option is exercised, the cost of the security is adjusted by the amount of premium paid. The risk associated with purchased options is limited to the premium paid.

2. INVESTMENT ADVISORY FEE AND RELATED PARTY TRANSACTIONS

  Effective June 1, 1998, National Securities and Research Corporation assigned its investment advisory agreement for the Equity Opportunities Fund to Phoenix Investment Counsel, Inc. ("PIC"), both an indirect majority-owned subsidiary of Phoenix Home Life Mutual Insurance Company ("PHL"). PIC is entitled to a fee based upon the following annual rates as a percentage of the average daily net assets of each Fund:

                                            1st $1       $1-2        $2+
Fund                                       Billion     Billion     Billion
- ----------------------------------------  ----------  ----------  ----------
Small Cap Fund..........................       0.75%       0.70%       0.65%
Strategic Theme Fund....................       0.75%       0.70%       0.65%
Equity Opportunities Fund...............       0.70%       0.65%       0.60%

  Seneca Capital Management LLC ("Seneca") serves as subadviser to PIC for the Equity Opportunities Fund. For its services, Seneca is paid a fee by PIC ranging from 0.35% to 0.20% of the average daily net assets of the Equity Opportunities Fund. A majority of the equity interests of Seneca are owned by Phoenix Investment Partners Ltd. ("PXP"), an indirect majority-owned subsidiary of PHL.

  Roger Engemann & Associates, Inc. ("REA") serves as subadviser to PIC for the Small Cap Fund. For its services, REA is paid a fee by the Adviser ranging from 0.375% to 0.20% of the average daily net assets of the Small Cap Fund. REA is a wholly owned subsidiary of Pasadena Capital Corporation which in turn is a wholly owned subsidiary of PXP.

  As Distributor of the Trust's shares, Phoenix Equity Planning Corp. ("PEPCO"), an indirect majority-owned subsidiary of PHL, has advised the Trust that it retained net selling commissions of $55,140 for Class A shares and deferred sales charges of $1,223,469 for Class B shares and $765 for Class C shares, for the year ended April 30, 1999. In addition, each Series pays PEPCO a distribution fee at an annual rate of 0.25% for Class A shares, 1.00% for Class B shares, 1.00% for Class C shares and, prior to closing, 0.50% for Class M shares applied to the average daily net assets of each Fund. The Distribution Plan for Class A shares provides for fees to be paid up to a maximum on an annual basis of 0.30%; the Distributor has voluntarily agreed to limit the fee to 0.25%. The Distributor has advised the Trust that of the total amount expensed for the year ended April 30, 1999, $1,607,602 was earned by the Distributor, $1,082,707 was earned by unaffiliated participants and $121,999 was paid to W.S. Griffith, an indirect subsidiary of PHL.

  As Financial Agent of the Trust, PEPCO received a fee for bookkeeping, administration, and pricing services through May 31, 1998, at an annual rate of 0.05% of average daily net assets up to $100 million, 0.04% of average daily net assets of $100 million to $300 million, 0.03% of average daily net assets of $300 million through $500 million, and 0.015% of average daily net assets greater than $500 million; a minimum fee applied. Effective June 1, 1998, PEPCO receives a financial agent fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC, Inc. (subagent to PEPCO), plus (2) the documented cost to PEPCO to provide financial reporting, tax services and oversight of subagent's performance. The current fee schedule of PFPC, Inc. ranges from 0.085% to 0.0125% of the average daily net asset values of the Trust. Certain minimum fees and fee waivers may apply.

  PEPCO serves as the Trust's Transfer Agent with State Street Bank and Trust Company as sub-transfer agent. For the year ended April 30, 1999, transfer agent fees were $1,238,334 of which PEPCO retained $435,178 which is net of the fees paid to State Street.

  At April 30, 1999, PHL and its affiliates held shares of the Trust as follows:

                                                           Aggregate
                                                           Net Asset
                                                 Shares      Value
                                                ---------  ---------
Equity Opportunities Fund--Class A............        166  $   1,451
Equity Opportunities Fund--Class B............     25,410    212,680

PHOENIX STRATEGIC EQUITY SERIES FUND
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 1999 (CONTINUED)

3. PURCHASE AND SALE OF SECURITIES

  Purchases and sales of securities (excluding short-term securities and options) for the year ended April 30, 1999, aggregated the following:

                                        Purchases       Sales
                                       ------------  ------------
Small Cap Fund.......................  $658,542,968  $722,915,699
Strategic Theme Fund.................   298,564,798   314,372,543
Equity Opportunities Fund............   266,817,938   291,477,943

  There were no purchases or sales of long-term U.S. Government securities.

4. CAPITAL LOSS CARRYOVERS

  At April 30, 1999, the Small Cap Fund had a capital loss carryover of $23,761,798 expiring in 2007, which may be used to offset future capital gains.

  Under current tax law, capital losses realized after October 31, 1998 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended April 30, 1999, the Small Cap Fund deferred $114,522 in capital losses.

5. RECLASS OF CAPITAL ACCOUNTS

  In accordance with accounting pronouncements, the Funds have recorded several reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Funds and are designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to the shareholder. As of April 30, 1999, the Funds recorded the following reclassifications to increase (decrease) the accounts listed below:

                                                                  Capital paid
                                Undistributed     Accumulated     in on shares
                                net investment    net realized    of benefical
                                    income        gain (loss)       interest
                                --------------   --------------   ------------
Small Cap Fund................    $3,189,899       $   (35,985)    $(3,153,914)
Strategic Theme Fund..........     1,592,337        (1,596,375)          4,038
Equity Opportunities Fund.....       414,880          (414,880)             --

TAX INFORMATION NOTICE (UNAUDITED)

  The Trust distributed long-term capital gain dividends of:

                                                        Total
                                                      Long-Term
                       Fund                          Distributions
- ---------------------------------------------------  ------------
Small Cap Fund.....................................   $       --
Strategic Theme Fund...............................          373
Equity Opportunities Fund..........................    3,272,689

This report is not authorized for distribution to prospective investors in the Phoenix Strategic Equity Series Fund unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, the Fund's record and other pertinent information.

                       REPORT OF INDEPENDENT ACCOUNTANTS

[LOGO]

To the Trustees and Shareholders of
Phoenix Strategic Equity Series Fund:

   In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments (except for bond ratings), and the related statements of operations and of changes in net assets, and the financial highlights present fairly, in all material respects, the financial position of the Phoenix Small Cap Fund, the Phoenix Strategic Theme Fund and the Phoenix Equity Opportunities Fund (constituting separate series of the Phoenix Strategic Equity Series Fund, hereinafter referred to as the "Trust") at April 30, 1999, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
June 11, 1999

PHOENIX STRATEGIC EQUITY SERIES FUND
101 Munson Street
Greenfield, Massachusetts 01301

TRUSTEES
Robert Chesek
E. Virgil Conway
Harry Dalzell-Payne
Francis E. Jeffries
Leroy Keith, Jr.
Philip R. McLoughlin
Everett L. Morris
James M. Oates
Calvin J. Pedersen
Herbert Roth, Jr.
Richard E. Segerson
Lowell P. Weicker, Jr.

OFFICERS
Philip R. McLoughlin, President
Michael E. Haylon, Executive Vice President
John F. Sharry, Executive Vice President
J. Roger Engemann, Senior Vice President
Gail P. Seneca, Senior Vice President
Steven L. Colton, Vice President
Ron K. Jacks, Vice President
Richard D. Little, Vice President
James E. Mair, Vice President
William R. Moyer, Vice President
Leonard J. Saltiel, Vice President
John S. Tilson, Vice President
Nancy G. Curtiss, Treasurer
G. Jeffrey Bohne, Secretary

INVESTMENT ADVISER
Phoenix Investment Counsel, Inc.
56 Prospect Street
Hartford, Connecticut 06115-0480

PRINCIPAL UNDERWRITER
Phoenix Equity Planning Corporation
100 Bright Meadow Boulevard
P.O. Box 2200
Enfield, Connecticut 06083-2200

TRANSFER AGENT
Phoenix Equity Planning Corporation
100 Bright Meadow Boulevard
P.O. Box 2200
Enfield, Connecticut 06083-2200

CUSTODIAN
State Street Bank and Trust Company
P.O. Box 351
Boston, Massachusetts 02101

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
160 Federal Street
Boston, Massachusetts 02110

HOW TO CONTACT US

The Fund Connection               1-800-243-1574
Customer Service                  1-800-243-1574 (option 0)
Automated Voice
  Response Unit                   1-800-243-1574 (option 1)
Investment Strategy Hotline       1-800-243-4361 (option 2)
Marketing Department              1-800-243-4361 (option 3)
Text Telephone                    1-800-243-1926
World Wide Web address:
www.phoenixinvestments.com

PHOENIX EQUITY PLANNING CORPORATION                              ---------------
PO Box 2200                                                      Bulk Rate Mail
Enfield CT 06083-2200                                             U.S. Postage
                                                                     PAID
                                                                 Springfield, MA
                                                                 Permit No. 444
                                                                 ---------------

[LOGO] PHOENIX
       INVESTMENT PARTNERS






                                       PXP 744 (6/99)

Phoenix Investment Partners


                                                       NOVEMBER 30, 1998


       ANNUAL REPORT
                                                           Phoenix
                                                           Tax-Exempt Bond
                                                           Portfolio

                                                           Phoenix
                                                           Mid Cap Portfolio

                                                           Phoenix
                                                           International
                                                           Portfolio

                                                           Phoenix
                                                           Real Estate
                                                           Securities Portfolio

                                                           Phoenix
                                                           Emerging Markets
                                                           Bond Portfolio

                                                           Phoenix
                                                           Strategic Income
                                                           Portfolio

[LOGO]    PHOENIX
          INVESTMENT PARTNERS

             Mutual funds are not insured by the FDIC; are not deposits or other obligations of a bank and are not guaranteed by a bank; and are subject to investment risks, including possible loss of the principal invested.

MESSAGE FROM THE PRESIDENT

DEAR MULTI-PORTFOLIO FUND SHAREHOLDER:
[PHOTO]
PHILIP MCLOUGHLIN

  We are pleased to provide this report for Phoenix Multi-Portfolio Fund for the fiscal year ended November 30, 1998. Many investors may remember the last 12 months for the extreme volatility we witnessed, particularly last summer when markets around the world fell as the economic crises continued in Russia, Japan and emerging markets. During the month of August, the J.P. Morgan Emerging Market Bond Index Plus(1) plummeted nearly (29)%, the MSCI EAFE Index(2) fell
(12)%, the S&P 500 Index(3) declined over (14)%, and the Russell 2000 Index(4) dropped (19%).

  By the end of this reporting period, most market indices had recovered. However, the performance discrepancy between the perceived "high quality, lowest risk" investments was significant. Large-capitalization, high-quality stocks significantly outperformed small-capitalization stocks as investors sought out the most liquid and "safest" investments. While the S&P 500 returned 23.74% for the year ended November 30, 1998, the Russell 2000 Index was down (6.62)%.

  Investors' "flight to quality" was most notable in the bond market. The Lehman Brothers Government Bond Index(5) gained 10.75% for the year compared with a return of 9.45% for the broader based Lehman Brothers Aggregate Bond Index(6) and a negative return of (9.13)% for the J.P. Morgan Emerging Market Bond Index Plus and an essentially flat return of 1.73% for the C.S. First Boston High Yield Index.(7)

  During such market extremes, it is important to maintain a long-term perspective. We believe that by remaining true to our investment discipline, we will continue to add value to our shareholders over time. Of course, past performance is not a guarantee of future results.

  On the following pages, your Funds' portfolio managers provide a review of the last year and share their outlook for 1999. We hope you find their comments informative. If you have any questions, please contact your financial advisor or call us at 1-800-243-1574.

Sincerely,

/s/ Philip R. McLoughlin
Philip R. McLoughlin

(1) THE J.P. MORGAN EMERGING MARKET BOND INDEX PLUS IS AN UNMANAGED, COMMONLY USED MEASURE OF EMERGING-MARKET DEBT TOTAL RETURN PERFORMANCE. THE INDEX TRACKS TOTAL RETURN FOR TRADED EXTERNAL DEBT INSTRUMENTS IN EMERGING MARKETS. THE INDEX IS NOT AVAILABLE FOR DIRECT INVESTMENT.
(2) THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE INDEX IS AN UNMANAGED, COMMONLY USED MEASURE OF FOREIGN STOCK TOTAL RETURN PERFORMANCE. THE INDEX IS NOT AVAILABLE FOR DIRECT INVESTMENT.
(3) THE S&P 500 INDEX IS AN UNMANAGED, COMMONLY USED MEASURE OF STOCK MARKET TOTAL RETURN PERFORMANCE. THE INDEX IS NOT AVAILABLE FOR DIRECT INVESTMENT.
(4) THE RUSSELL 2000 INDEX IS AN UNMANAGED, COMMONLY USED MEASURE OF TOTAL RETURN PERFORMANCE OF SMALL COMPANY STOCKS. THE INDEX IS NOT AVAILABLE FOR DIRECT INVESTMENT.
(5) THE LEHMAN BROTHERS GOVERNMENT BOND INDEX IS AN UNMANAGED, COMMONLY USED MEASURE OF TOTAL RETURN PERFORMANCE OF GOVERNMENT BONDS. THE INDEX IS NOT AVAILABLE FOR DIRECT INVESTMENT.
(6) THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS AN UNMANAGED, COMMONLY USED MEASURE OF BROAD BOND MARKET TOTAL RETURN PERFORMANCE. THE INDEX IS NOT AVAILABLE FOR DIRECT INVESTMENT.
(7) THE C.S. FIRST BOSTON HIGH YIELD INDEX IS AN UNMANAGED, COMMONLY USED MEASURE OF TOTAL RETURN PERFORMANCE FOR HIGH-YIELD BONDS. THE INDEX IS NOT AVAILABLE FOR DIRECT INVESTMENT AND IS CALCULATED MONTHLY RATHER THAN DAILY.

TABLE OF CONTENTS

Phoenix Tax-Exempt Bond Portfolio.........................................     3
Phoenix Mid Cap Portfolio.................................................    12
Phoenix International Portfolio...........................................    19
Phoenix Real Estate Securities Portfolio..................................    32
Phoenix Emerging Markets Bond Portfolio...................................    40
Phoenix Strategic Income Portfolio........................................    49
Notes to Financial Statements.............................................    58

PHOENIX TAX-EXEMPT BOND PORTFOLIO

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGER, TIMOTHY M. HEANEY, CFA

Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The Fund is appropriate for investors seeking to maximize tax-exempt yield and after-tax total return. Investors should note that income from the Fund might be subject to state and local taxes and the alternative minimum tax, if applicable.

Q: HOW DID THE FUND PERFORM OVER THE LAST 12 MONTHS?

A: For the 12-month reporting period ended November 30, 1998, Class A shares returned 5.75% and Class B shares returned 4.97% compared with a return of 7.76% for the Lehman Brothers Municipal Bond Index(1). The average return for a peer universe of 240 general municipal funds was 6.82%, according to Lipper Inc. All performance figures assume the reinvestment of distributions and exclude the effect of sales charges.

Q: WHAT FACTORS AFFECTED PERFORMANCE?

A: Since our last report as of May 31, 1998, long U.S. Treasury rates declined by 70 basis points as global nervousness continued over Asia and Russia, liquidity became a global problem and the U.S. inflation environment remained uncertain. During this time, the U.S. Treasury market outperformed the municipal market due primarily to supply and demand factors. As interest rates declined, municipal issuers flooded the market to take advantage of the favorable conditions. However, investors continued to favor the "safer" Treasury issues.

Q: HOW IS THE FUND CURRENTLY POSITIONED?

A: We continue to emphasize higher quality issues as the yield premium between high-quality and lower-quality municipal bonds is near historically narrow levels across the municipal bond yield curve. Continued good news on the inflation front and a slowdown in new municipal bond issues should benefit the market.

Q: WHAT IS YOUR OUTLOOK FOR THE NEXT SIX MONTHS?

A: As we move forward in 1999, factors that could drive the relative value of municipal bonds over the next six months include: the global economic outlook and its impact on the U.S. economy and its investment markets, legislative developments that could change the current tax laws relating to municipal bonds, and lastly, the amount of new municipal supply that the market will experience, especially in light of the large amount of new issue supply that the market had to digest in 1998. Finally, should the U.S. stock market continue to experience the same pace of appreciation that it has enjoyed subsequent to its large sell-off during the third quarter of 1998, it could divert money away from the tax-exempt sector, thus putting some additional pressure on municipals. Despite these potential risks, we believe the municipal market represents excellent relative value at current levels. If we continue to get good news on the U.S. economic picture and start to see a slowdown in municipal issuance, we believe the municipal market should fare well in 1999.

                                                               DECEMBER 15, 1998

(1) THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IS AN UNMANAGED, COMMONLY USED MEASURE OF LONG-TERM, INVESTMENT-GRADE TAX-EXEMPT MUNICIPAL BOND TOTAL RETURN PERFORMANCE. THE INDEX IS NOT AVAILABLE FOR DIRECT INVESTMENT AND DOES NOT REFLECT INVESTMENT MANAGEMENT OR OTHER MUTUAL FUND-RELATED FEES.

Phoenix Tax-Exempt Bond Portfolio

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURNS(1)                         PERIODS ENDING 11/30/98

                                                                                      INCEPTION    INCEPTION
                                                 1 YEAR        5 YEAR    10 YEAR     TO 11/30/98     DATE
Class A Shares at NAV(2)                          5.75%         5.33%      7.89%         --           --
Class A Shares at POP(3)                          0.70          4.30       7.36          --           --

Class B Shares at NAV(2)                          4.97            --         --         5.28%       3/16/94
Class B Shares with CDSC(4)                       1.14            --         --         4.93        3/16/94

Lehman Muni Bond Index(7)                         7.76          6.62       8.30         6.83(5)     2/28/94

(1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.

(2) "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.

(3) "POP" (Public Offering Price) total returns include the effect of the maximum front-end 4.75% sales charge.

(4) CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period.

(5) Index performance is 6.83% for Class B (since 2/28/94).

(6) This chart illustrates POP returns on Class A Shares for ten years. Returns on Class B Shares will vary due to differing sales charges.

(7) The Lehman Muni Bond Index is an unmanaged, commonly used measure of long-term, investment-grade, tax-exempt municipal bond total return performance. The Lehman Brothers Municipal Bond Index's performance does not reflect sales charges.

All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

GROWTH OF $10,000                         PERIODS ENDING 11/30

              Phoenix Tax-Exempt Bond         Lehman Muni
                 Fund Class A(6)             Bond Index(7)

11/01/88            $9,522.92                 $10,000.00
11/30/89           $10,678.26                 $11,100.64
11/30/90           $10,371.40                 $11,954.95
11/30/91           $12,431.78                 $13,182.54
11/30/92           $13,913.44                 $14,505.06
11/30/93           $15,692.99                 $16,111.91
11/30/94           $14,508.03                 $15,265.31
11/30/95           $17,390.92                 $18,150.90
11/30/96           $18,139.29                 $19,219.36
11/30/97           $19,235.69                 $20,598.00
11/30/98           $20,342.47                 $22,196.93

This growth of $10,000 chart assumes an initial investment of $10,000 made on 11/1/88 in Class A shares and reflects the maximum sales charge of 4.75% on the initial investment. Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges.

STATE WEIGHTINGS                   11/30/98
As a percentage of net assets

Pennsylvania                          13%
Texas                                  9%
New York                               7%
California                             7%
Illinois                               6%
Virginia                               6%
Georgia                                6%
Other                                 46%

Phoenix Tax-Exempt Bond Portfolio

 TEN LARGEST STATES AT NOVEMBER 30, 1998 (AS A PERCENTAGE OF TOTAL NET ASSETS)

    1.  Pennsylvania                                                  13.3%
    2.  Texas                                                          9.0%
    3.  New York                                                       7.3%
    4.  California                                                     6.8%
    5.  Illinois                                                       5.7%
    6.  Virginia                                                       5.6%
    7.  Georgia                                                        5.6%
    8.  Connecticut                                                    4.5%
    9.  Colorado                                                       3.9%
   10.  Indiana                                                        3.0%

                        INVESTMENTS AT NOVEMBER 30, 1998

                                            STANDARD
                                            & POOR'S       PAR
                                             RATING       VALUE
                                          (Unaudited)     (000)        VALUE
                                          ------------   -------   -------------
MUNICIPAL TAX-EXEMPT BONDS--97.9%

ALABAMA--3.0%
Alabama Special Care Facility 5%,
11/1/25.................................      AA+        $ 3,500   $   3,421,250

ALASKA--1.1%
Valdez Marine Terminal Revenue 7%,
12/1/25(d)..............................       AA          1,125       1,229,062
ARIZONA--0.9%
Pima County Pre-refunded 6.75%, 7/1/15
(FGIC Insured)..........................      AAA            460         499,100

Pima County Unrefunded 6.75%, 7/1/15
(FGIC Insured)..........................      AAA            540         583,200
                                                                   -------------
                                                                       1,082,300
                                                                   -------------

ARKANSAS--1.3%
Drew County Public Facilities Board
Series A-2 7.90%, 8/1/11 (FNMA
Collateralized).........................     Aaa(c)          255         275,827

Jacksonville Residential Housing Board
Series A-2 7.90%, 1/1/11 (FNMA
Collateralized).........................     Aaa(c)          443         476,505
Lonoke County Residential Housing
Facilities Board Series A-2 7.90%,
4/1/11 (FNMA Collateralized)............     Aaa(c)          447         493,512

Stuggart Public Facilities Board Series
A-2 7.90%, 9/1/11 (FNMA
Collateralized).........................     Aaa(c)          208         223,300
                                                                   -------------
                                                                       1,469,144
                                                                   -------------

CALIFORNIA--6.8%
California Housing Financing Agency
Series A 7.75%, 8/1/17..................      AA-            225         232,335

                                            STANDARD
                                            & POOR'S       PAR
                                             RATING       VALUE
                                          (Unaudited)     (000)        VALUE
                                          ------------   -------   -------------
CALIFORNIA--CONTINUED

Pittsburg Redevelopment Series A 4.625%,
8/1/21 (AMBAC Insured)..................      AAA        $ 1,650   $   1,565,437

Riverside County Series B 8.625%, 5/1/16
(GNMA Collateralized)...................      AAA          4,300       5,923,250
                                                                   -------------
                                                                       7,721,022
                                                                   -------------
COLORADO--3.9%
Arapahoe County Capital Improvement
Series E Pre-refunded 6.90%, 8/31/15....     Aaa(c)        2,500       2,990,625

Jefferson County School District G.O.
Bond 6.50%, 12/15/07 (MBIA Insured).....      AAA          1,250       1,475,000
                                                                   -------------
                                                                       4,465,625
                                                                   -------------
CONNECTICUT--4.5%
Connecticut State Health and Educational
Facilities Authority Series B 5.125%,
7/1/07..................................      BBB          1,000       1,045,000

Mashantucket Western Pequot Tribe
Special Development Revenue Bond Series
A Pre-refunded 144A 6.50%, 9/1/05(f)....      AAA            845         963,300

Mashantucket Western Pequot Tribe
Special Development Revenue Bond Series
A Pre-refunded 144A 6.50%, 9/1/06(f)....      AAA            495         571,106

Mashantucket Western Pequot Tribe
Special Development Revenue Bond Series
A Unrefunded 144A 6.50%, 9/1/05(f)......      BBB-           855         964,012

Mashantucket Western Pequot Tribe
Special Development Revenue Bond Series
A Unrefunded 144A 6.50%, 9/1/06(f)......      BBB-           505         576,331

                       See Notes to Financial Statements                       5

Phoenix Tax-Exempt Bond Portfolio

                                            STANDARD
                                            & POOR'S       PAR
                                             RATING       VALUE
                                          (Unaudited)     (000)        VALUE
                                          ------------   -------   -------------
CONNECTICUT--CONTINUED
Mashantucket Western Pequot Tribe
Special Development Revenue Bond Series
B 144A 5.60%, 9/1/09(f).................     Baa(c)      $ 1,000   $   1,061,250
                                                                   -------------
                                                                       5,180,999
                                                                   -------------
FLORIDA--1.5%
Martin County Industrial Development
Revenue Bond Indiantown Cogeneration
Series A 7.875%, 12/15/25...............      BBB-         1,500       1,725,000

GEORGIA--5.6%
Atlanta Water and Sewer Revenue Bond
4.50%, 1/1/18 (FGIC Insured)............      AAA          2,250       2,120,625
Cartersville Development Authority
Revenue Bond 5.625%, 5/1/09.............       A+          2,000       2,167,500

Georgia Municipal Electric Authority
Power Revenue Bond Series Z 5.50%,
1/1/20 (FGIC Insured)...................      AAA          2,000       2,147,500
                                                                   -------------
                                                                       6,435,625
                                                                   -------------

ILLINOIS--5.7%
Chicago Board of Education Series A 6%,
1/1/20 (MBIA Insured)...................      AAA            500         568,750

Chicago Gas Supply Revenue Bond Series B
7.50%, 3/1/15...........................      AA-          1,000       1,056,250

Chicago O'Hare International Airport
Special Facility Revenue Bond 8.85%,
5/1/18..................................      BB+            855         943,706

Illinois Development Finance Authority
Pollution Control Revenue Bond Series B
7.60%, 9/1/13...........................       A+          2,000       2,117,500

Illinois Health Facilities Authority
Revenue Bond Series C 7%, 4/1/08 (FSA
Insured)................................      AAA          1,100       1,318,625

Illinois Housing Development Authority
Residential Mortgage Revenue Bond Series
A 7%, 8/1/17............................       A+            475         483,313
Metropolitan Pier & Exposition Authority
Revenue Bond Unrefunded 6.50%, 6/15/07
(FGIC Insured)..........................      AA-             30          33,450
                                                                   -------------
                                                                       6,521,594
                                                                   -------------

                                            STANDARD
                                            & POOR'S       PAR
                                             RATING       VALUE
                                          (Unaudited)     (000)        VALUE
                                          ------------   -------   -------------

INDIANA--3.0%
Indianapolis Public Local Improvement
Revenue Bond Series A 0%, 2/1/05........     Aa(c)       $ 1,765   $   1,367,875

Indianapolis Public Local Improvement
Revenue Bond Series C 0%, 1/1/03........      A(c)         2,500       2,118,750
                                                                   -------------
                                                                       3,486,625
                                                                   -------------

KENTUCKY--2.7%
Kentucky State Turnpike Authority
Economic Development Revenue Bond 0%,
1/1/10 (FGIC Insured)...................      AAA          3,300       2,013,000

Perry County Solid Waste Disposal
Revenue Bond 7%, 6/1/24.................       NR          1,000       1,085,000
                                                                   -------------
                                                                       3,098,000
                                                                   -------------

LOUISIANA--2.9%
St. Mary Public Transportation Financing
Authority Revenue Bond Series A 7.625%,
3/25/12.................................     Aaa(c)           51          54,445

St. Tammany Public Transportation
Financing Authority Revenue Bond Series
A 7%, 6/1/02 (FNMA Collateralized)......     Aaa(c)           88          91,556

St. Tammany Sales Tax Revenue Bond
4.70%, 4/1/09 (FGIC Insured)............      AAA          2,000       2,052,500

St. Tammany Sales Tax Revenue Bond
4.80%, 4/1/10 (FGIC Insured)............      AAA          1,105       1,136,769
                                                                   -------------
                                                                       3,335,270
                                                                   -------------

MARYLAND--0.5%
Baltimore G.O. Bond 7%, 10/15/09 (MBIA
Insured)................................      AAA            500         618,125

MASSACHUSETTS--1.8%
Massachusetts Bay Transportation
Authority Revenue Bond Series B 6.20%,
3/1/16..................................      AA-          1,000       1,171,250

Massachusetts State Industrial Financing
Agency Revenue Bond 0%, 8/1/05..........       A+          1,100         831,875
                                                                   -------------
                                                                       2,003,125
                                                                   -------------

6                      See Notes to Financial Statements

Phoenix Tax-Exempt Bond Portfolio

                                            STANDARD
                                            & POOR'S       PAR
                                             RATING       VALUE
                                          (Unaudited)     (000)        VALUE
                                          ------------   -------   -------------
MICHIGAN--3.0%
Western Townships Utilities Authority
Sewage Disposal System G.O. Bond 8.20%,
1/1/18..................................      BBB+       $ 1,500   $   1,535,250

Williamston Community School G.O. Bond
5.50%, 5/1/25 (MBIA Insured)............      AAA          1,725       1,878,094
                                                                   -------------
                                                                       3,413,344
                                                                   -------------

MISSISSIPPI--1.5%
Lowndes County Solid Waste Disposal &
Pollution Control Revenue Bond Series A
6.80%, 4/1/22...........................       A           1,450       1,772,625

NEBRASKA--1.2%
Nebraska Revenue Bond Jr Sub Lien Series
A-6 6.70%, 12/1/02 (Called 12/1/98).....     Aaa(c)        1,345       1,345,000

NEVADA--1.5%
Clark County School District G.O. Bond
Series B 0%, 6/1/03 (MBIA Insured)......      AAA          2,000       1,680,000
NEW JERSEY--2.4%
Atlantic City Improvement Authority
Lease Pre-refunded 8.875%, 2/1/10.......       NR          1,000       1,009,280

Camden County Municipal Utilities
Authority Sewer Revenue Bond 0%, 9/1/11
(FGIC Insured)..........................      AAA          3,000       1,687,500
                                                                   -------------
                                                                       2,696,780
                                                                   -------------

NEW YORK--7.3%
Erie County Water Authority Revenue Bond
0%, 12/1/17 (AMBAC Insured).............      AAA            550         140,894

New York State Dormitory Authority
Revenue Bond Series U Pre-refunded
6.375%, 7/1/08..........................      BBB+           575         636,094

Niagara Falls Bridge Commission Toll
Revenue Bond Series B 5.25%, 10/1/15
(FGIC Insured)(e).......................      AAA          4,000       4,250,000

Port Authority New York & New Jersey
Special Obligation Revenue Bond 6.75%,
10/1/11.................................       NR          3,000       3,363,750
                                                                   -------------
                                                                       8,390,738
                                                                   -------------

                                            STANDARD
                                            & POOR'S       PAR
                                             RATING       VALUE
                                          (Unaudited)     (000)        VALUE
                                          ------------   -------   -------------

NORTH CAROLINA--1.4%
North Carolina Municipal Power Agency
Revenue Bond 6%, 1/1/09 (AMBAC
Insured)................................      AAA        $ 1,385   $   1,561,588

PENNSYLVANIA--13.3%
Delaware Valley Regional Finance
Authority Revenue Bond Series B 5.70%,
7/1/27 (AMBAC Insured)..................      AAA          2,000       2,225,000

New Castle Area Hospital Authority
Revenue Bond Series A 6.50%,
11/15/09(b).............................      A(c)         1,000       1,060,000

Pennsylvania Economic Development
Financing Authority Recycling Revenue
Bond Series A 9.25%, 1/1/22(b)(g).......       NR          3,995       2,277,150

Pennsylvania Economic Development
Financing Authority Resource Recovery
Revenue Bond Series A 6.40%, 1/1/09.....      BBB-         5,000       5,287,500

Pennsylvania State Finance Authority
Revenue Bond 6.60%, 11/1/09.............       A           4,000       4,390,000
                                                                   -------------
                                                                      15,239,650
                                                                   -------------

TENNESSEE--1.5%
Metropolitan Government Nashville &
Davidson County Health & Educational
Facilities Board Revenue Bond 6%,
12/1/16 (AMBAC Insured).................      AAA          1,500       1,700,625

TEXAS--9.0%
Alliance Airport Authority Special
Facilities Revenue Bond 7%, 12/1/11.....      BBB-         1,100       1,299,375

Austin Convention Center Revenue Bond
Series B 8.25%, 11/15/14................      AAA            930         992,533

Brazos River Authority Revenue Bond
Series A 7.625%, 5/1/19.................       A-          1,000       1,040,290

Colorado River Municipal Water Revenue
Bond Pre-refunded 8.25%, 1/1/15.........       NR            540         589,275

Hurst Euless Bedford Independant School
District G.O. Bond 4.75%, 8/15/28.......      AAA          2,000       1,912,500

San Antonio Electric & Gas Revenue Bond
5%, 2/1/12(e)...........................       AA          2,000       2,060,000

                       See Notes to Financial Statements                       7

Phoenix Tax-Exempt Bond Portfolio

                                            STANDARD
                                            & POOR'S       PAR
                                             RATING       VALUE
                                          (Unaudited)     (000)        VALUE
                                          ------------   -------   -------------
TEXAS--CONTINUED
Texas State Public Finance Authority
Building Revenue Bond 6.25%, 8/1/09
(MBIA Insured)..........................      AAA        $ 1,250   $   1,439,063

Texas Water Resource Finance Authority
Revenue Bond 7.625%, 8/15/08............       A             890         912,099
                                                                   -------------
                                                                      10,245,135
                                                                   -------------

VIRGINIA--5.6%
Pittsylvania County Industrial
Development Authority Revenue Bond
Series A 7.30%, 1/1/04..................       NR          1,000       1,071,250

Pittsylvania County Industrial
Development Revenue Bond Series A 7.45%,
1/1/09..................................       NR          3,000       3,296,250

Upper Occoquan Sewer Authority Regional
Sewer Revenue Bond Series A 5.15%,
7/1/20 (MBIA Insured)...................      AAA          2,000       2,072,500
                                                                   -------------
                                                                       6,440,000
                                                                   -------------

WEST VIRGINIA--2.8%
Upshur County Solid Waste Disposal
Revenue Bond 7%, 7/15/25................       NR          2,000       2,182,500
West Virginia State Housing Development
Fund Revenue Bond 6.625%, 7/1/20 (FHA
Insured)................................       AA          1,000       1,000,290
                                                                   -------------
                                                                       3,182,790
                                                                   -------------

                                            STANDARD
                                            & POOR'S       PAR
                                             RATING       VALUE
                                          (Unaudited)     (000)        VALUE
                                          ------------   -------   -------------

WISCONSIN--0.8%
Wisconsin State Clean Water Revenue Bond
Series 1 6.875%, 6/1/11.................      AA+        $   750   $     916,875

OTHER TERRITORIES--1.4%
Puerto Rico Commonwealth Highway &
Transportation Authority Revenue Bond
Series V 6.625%, 7/1/12.................       A           1,500       1,642,500
- --------------------------------------------------------------------------------
TOTAL MUNICIPAL TAX-EXEMPT BONDS
(IDENTIFIED COST $103,837,658)                                       112,020,416
- --------------------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS--97.9%
(IDENTIFIED COST $103,837,658)                                       112,020,416
- --------------------------------------------------------------------------------
SHORT-TERM OBLIGATIONS--1.1%

COMMERCIAL PAPER--1.1%
Ford Motor Credit Co. 4.84%, 12/4/98....      A-1          1,250       1,249,496
- --------------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $1,249,496)                                           1,249,496
- --------------------------------------------------------------------------------

TOTAL INVESTMENTS--99.0%
(IDENTIFIED COST $105,087,154)                                        113,269,912(a)
Cash and receivables, less liabilities--1.0%                            1,101,677
                                                                   --------------
NET ASSETS--100.0%                                                 $  114,371,589
                                                                   --------------
                                                                   --------------

(a) Federal Income Tax Information: Net appreciation of investment securities is comprised of gross appreciation of $10,143,099 and gross depreciation of $1,894,092 for federal income tax purposes. At November 30, 1998, the aggregate cost of securities for federal income tax purpose was $105,020,905.
(b)  Non-income producing.
(c)  As rated by Moody's, Fitch or Duff & Phelps.
(d)  Variable security; interest rate reflects the rate currently in effect.
(e)  All or a portion segregated as collateral.
(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 1998, these securities amounted to a value of $4,135,999 or 3.6% of net assets.
(g)  Security in default.

At November 30, 1998, 37.3% of the securities in the portfolio are backed by insurance of financial institutions and financial guaranty assurance agencies. Insurers with a concentration greater than 10% of net assets are as follows:
FGIC, 14.6%

8                      See Notes to Financial Statements

Phoenix Tax-Exempt Bond Portfolio

                      STATEMENT OF ASSETS AND LIABILITIES
                               NOVEMBER 30, 1998

ASSETS
Investment securities at value
  (Identified cost $105,087,154)                                   $  113,269,912
Cash                                                                       90,283
Receivables
  Fund shares sold                                                          1,921
  Interest                                                              1,877,543
                                                                   --------------
    Total assets                                                      115,239,659
                                                                   --------------
LIABILITIES
Payables
  Variation margin for futures contracts                                   10,000
  Dividend distributions                                                  114,135
  Fund shares repurchased                                                 572,959
  Investment advisory fee                                                  42,388
  Distribution fee                                                         28,161
  Financial agent fee                                                      11,140
  Transfer agent fee                                                        7,061
  Trustees' fee                                                             5,514
Accrued expenses                                                           76,712
                                                                   --------------
    Total liabilities                                                     868,070
                                                                   --------------
NET ASSETS                                                         $  114,371,589
                                                                   --------------
                                                                   --------------
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                   $  106,684,614
Distributions in excess of net investment income                         (114,135)
Accumulated net realized loss                                            (352,089)
Net unrealized appreciation                                             8,153,199
                                                                   --------------
NET ASSETS                                                         $  114,371,589
                                                                   --------------
                                                                   --------------

CLASS A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $107,370,966)                     9,581,538
Net asset value per share                                                  $11.21
Offering price per share $11.21/(1-4.75%)                                  $11.77

CLASS B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $7,000,623)                         622,243
Net asset value and offering price per share                               $11.25

                            STATEMENT OF OPERATIONS
                          YEAR ENDED NOVEMBER 30, 1998

INVESTMENT INCOME
Interest                                                           $    6,943,511
                                                                   --------------
    Total investment income                                             6,943,511
                                                                   --------------

EXPENSES
Investment advisory fee                                                   544,278
Distribution fee, Class A                                                 286,241
Distribution fee, Class B                                                  64,542
Financial agent fee                                                       102,535
Transfer agent                                                             84,634
Professional                                                               45,738
Registration                                                               29,072
Trustees                                                                   21,706
Printing                                                                   18,949
Custodian                                                                  14,688
Miscellaneous                                                               5,739
                                                                   --------------
    Total expenses                                                      1,218,122
                                                                   --------------
NET INVESTMENT INCOME                                                   5,725,389
                                                                   --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on securities                                           (18,863)
Net realized loss on futures contracts                                   (390,703)
Net change in unrealized appreciation on investments                    1,555,273
                                                                   --------------
NET REALIZED GAIN ON INVESTMENTS                                        1,145,707
                                                                   --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $    6,871,096
                                                                   --------------
                                                                   --------------

                       See Notes to Financial Statements                       9

Phoenix Tax-Exempt Bond Portfolio

                       STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended       Year Ended
                                                     November 30,     November 30,
                                                         1998             1997
                                                    --------------   --------------
FROM OPERATIONS
  Net investment income                             $   5,725,389    $   7,025,130
  Net realized gain (loss)                               (409,566)         175,101
  Net change in unrealized appreciation                 1,555,273          420,432
                                                    --------------   --------------
  NET INCREASE IN NET ASSETS RESULTING FROM
    OPERATIONS                                          6,871,096        7,620,663
                                                    --------------   --------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income, Class A                       (5,342,324)      (6,755,466)
  Net investment income, Class B                         (259,422)        (233,919)
  Net realized gains, Class A                             (96,887)      (1,898,761)
  Net realized gains, Class B                              (4,637)         (65,944)
  In excess of net investment income, Class A            (566,555)          (5,836)
  In excess of net investment income, Class B             (27,512)            (202)
                                                    --------------   --------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
    SHAREHOLDERS                                       (6,297,337)      (8,960,128)
                                                    --------------   --------------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares (3,799,813 and
    5,119,900 shares, respectively)                    42,705,753       56,427,974
  Net asset value of shares issued from
    reinvestment of distributions
    (286,921 and 458,029 shares, respectively)          3,230,781        5,044,059
  Cost of shares repurchased (5,491,445 and
    6,702,201 shares, respectively)                   (61,903,573)     (73,960,582)
                                                    --------------   --------------
Total                                                 (15,967,039)     (12,488,549)
                                                    --------------   --------------
CLASS B
  Proceeds from sales of shares (259,511 and
    200,165 shares, respectively)                       2,940,057        2,212,684
  Net asset value of shares issued from
    reinvestment of distributions
    (12,310 and 15,780 shares, respectively)              139,134          174,441
  Cost of shares repurchased (166,434 and 119,828
    shares, respectively)                              (1,874,018)      (1,319,055)
                                                    --------------   --------------
Total                                                   1,205,173        1,068,070
                                                    --------------   --------------
  DECREASE IN NET ASSETS FROM SHARE TRANSACTIONS      (14,761,866)     (11,420,479)
                                                    --------------   --------------
  NET DECREASE IN NET ASSETS                          (14,188,107)     (12,759,944)
                                                    --------------   --------------
NET ASSETS
  Beginning of period                                 128,559,696      141,319,640
                                                    --------------   --------------
  END OF PERIOD (INCLUDING DISTRIBUTIONS IN EXCESS
    OF NET INVESTMENT INCOME OF ($114,135) AND
    ($123,643), RESPECTIVELY)                       $ 114,371,589    $ 128,559,696
                                                    --------------   --------------
                                                    --------------   --------------

10                     See Notes to Financial Statements

Phoenix Tax-Exempt Bond Portfolio

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                    CLASS A
                                       ------------------------------------------------------------------
                                                             YEAR ENDED NOVEMBER 30
                                       ------------------------------------------------------------------
                                             1998          1997          1996          1995          1994
Net asset value, beginning of period   $    11.17    $    11.28    $    11.40    $    10.09    $    11.58
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                      0.57          0.59          0.60          0.61          0.65
  Net realized and unrealized gain
    (loss)                                   0.20          0.05         (0.12)         1.34         (1.49)
                                       ----------         -----         -----         -----         -----
      TOTAL FROM INVESTMENT
        OPERATIONS                           0.77          0.64          0.48          1.95         (0.84)
                                       ----------         -----         -----         -----         -----
LESS DISTRIBUTIONS
  Dividends from net investment
    income                                  (0.53)        (0.59)        (0.60)        (0.61)        (0.65)
  Dividends in excess of net
    investment income                       (0.11)           --            --            --            --
  Dividends from net realized gains         (0.09)        (0.16)           --         (0.03)           --
                                       ----------         -----         -----         -----         -----
      TOTAL DISTRIBUTIONS                   (0.73)        (0.75)        (0.60)        (0.64)        (0.65)
                                       ----------         -----         -----         -----         -----
Change in net asset value                    0.04         (0.11)        (0.12)         1.31         (1.49)
                                       ----------         -----         -----         -----         -----
NET ASSET VALUE, END OF PERIOD         $    11.21    $    11.17    $    11.28    $    11.40    $    10.09
                                       ----------         -----         -----         -----         -----
                                       ----------         -----         -----         -----         -----
Total return(1)                              5.75%         6.04%         4.30%        19.87%        (7.55)%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (thousands)                          $107,371      $122,763      $136,558      $147,821      $141,623
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                         0.97%         0.96%         0.94%         0.97%         0.96%
  Net investment income                      4.77%         5.36%         5.42%         5.65%         5.65%
Portfolio turnover                             14%           15%           27%           25%           54%

                                                                     CLASS B
                                       --------------------------------------------------------------------
                                                                                                   FROM
                                                      YEAR ENDED NOVEMBER 30                    INCEPTION
                                       ----------------------------------------------------     3/16/94 TO
                                             1998          1997          1996          1995      11/30/94
Net asset value, beginning of period   $    11.22    $    11.32    $    11.44    $    10.12    $      11.21
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                      0.48          0.50          0.52          0.53            0.39
  Net realized and unrealized gain
    (loss)                                   0.19          0.06         (0.12)         1.35           (1.09)
                                            -----         -----         -----         -----           -----
      TOTAL FROM INVESTMENT
        OPERATIONS                           0.67          0.56          0.40          1.88           (0.70)
                                            -----         -----         -----         -----           -----
LESS DISTRIBUTIONS
  Dividends from net investment
    income                                  (0.45)        (0.50)        (0.52)        (0.53)          (0.39)
  Dividends in excess of net
    investment income                       (0.10)           --            --            --              --
  Dividends from net realized gains         (0.09)        (0.16)           --         (0.03)             --
                                            -----         -----         -----         -----           -----
      TOTAL DISTRIBUTIONS                   (0.64)        (0.66)        (0.52)        (0.56)          (0.39)
                                            -----         -----         -----         -----           -----
Change in net asset value                    0.03         (0.10)        (0.12)         1.32           (1.09)
                                            -----         -----         -----         -----           -----
NET ASSET VALUE, END OF PERIOD         $    11.25    $    11.22    $    11.32    $    11.44    $      10.12
                                            -----         -----         -----         -----           -----
                                            -----         -----         -----         -----           -----
Total return(1)                              4.97%         5.13%         3.60%        19.07%          (6.42)%(3)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (thousands)                            $7,001        $5,797        $4,762        $3,142          $1,147
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                         1.69%         1.71%         1.69%         1.72%           1.54%(2)
  Net investment income                      3.98%         4.60%         4.68%         4.90%           5.07%(2)
Portfolio turnover                             14%           15%           27%           25%             54%(3)

(1)  Maximum sales charges are not reflected in the total return calculation.
(2)  Annualized.
(3)  Not annualized.

                       See Notes to Financial Statements                      11

PHOENIX MID CAP PORTFOLIO

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGERS, GAIL SENECA, PH.D. AND RICHARD LITTLE, CFA

Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: Phoenix Mid Cap Portfolio is appropriate for investors seeking long-term capital appreciation by investing primarily in stocks of dynamic, rapidly growing companies and focusing on strong relative earnings growth. The Fund may invest in companies of all sizes, and investors should note that small company investing involves added risks, including greater price volatility, less liquidity and increased competitive threat.

Q: HOW HAS THE FUND PERFORMED DURING THIS DIFFICULT MARKET ENVIRONMENT?

A: For the 12-month reporting period, the Phoenix Mid Cap Portfolio Class A shares returned 6.64% and Class B shares returned 5.80% compared with a return of 10.40% for the S&P MidCap Index(1) and (7.12)% for the Russell 2000 Growth Index(2). All performance figures assume reinvestment of distributions and exclude the effect of sales charges.

Q: HOW WAS THE FUND AFFECTED BY EVENTS AROUND THE WORLD?

A: The growing economic crises in Russia, Japan and emerging markets led to devastating results across all major U.S. stock market indices. Investors flocked to the most highly liquid and "lowest risk" investments available. U.S. Treasuries were the only true beneficiaries of this trend. The largest U.S. stocks widely outperformed smaller capitalization companies. Year-to-date through November 30, the S&P 500 Index is up 21.68%(3), while the return for the Russell 2000 Index(4), a measure of small companies' performance, is negative (8.23)%.

    Our investment strategy produced strong relative results. Year-to-date through November 30, Class A shares were up 5.04% based on net asset value versus a return of only 1.95% for the average mid-cap fund in a peer universe of 326 funds, according to Lipper Inc., while the average small cap fund is down (7.47)% for the year, according to Lipper Inc., based on a universe of 638 small-stock funds.

Q: HOW DID SOME OF THE STOCKS PERFORM?

A: Despite the market carnage, some of our stock holdings advanced for the quarter: Dell Computer (microcomputers), EMC Corp. (memory devices), Intel Corp. (semiconductor company), and Sun America (insurance) to name a few. Stocks in our portfolio continue to produce significantly above-market earnings growth rates.

Q: WHAT IS YOUR OUTLOOK FOR THE MARKET?

A: Unless the fear of global depression is realized, we believe U.S. corporations should continue to exhibit profit growth in the coming year. This, and a low inflation, low interest rate environment, should bode well for the stock market in 1999.
    Market volatility and panic liquidation is now so intense that investors can find no place in the market that has been unaffected by recent events. When the storm clouds dissipate, as we believe they will, diversified portfolios of high-quality stocks, such as ours, should be well-positioned.

                                                               DECEMBER 10, 1998

(1) THE S&P MIDCAP INDEX IS AN UNMANAGED, COMMONLY USED MEASURE OF TOTAL RETURN PERFORMANCE OF MID-CAPITALIZATION COMPANIES. THE INDEX IS NOT AVAILABLE FOR DIRECT INVESTMENT.
(2) THE RUSSELL 2000 GROWTH INDEX IS AN UNMANAGED, COMMONLY USED MEASURE OF TOTAL RETURN PERFORMANCE FOR SMALL-CAPITALIZATION COMPANIES WITH ABOVE-AVERAGE GROWTH ORIENTATION. THE INDEX IS NOT AVAILABLE FOR DIRECT INVESTMENT.
(3) THE S&P 500 INDEX IS AN UNMANAGED, COMMONLY USED MEASURE OF STOCK MARKET TOTAL RETURN PERFORMANCE. THE INDEX IS NOT AVAILABLE FOR DIRECT INVESTMENT.
(4) THE RUSSELL 2000 INDEX IS AN UNMANAGED, COMMONLY USED MEASURE OF TOTAL RETURN PERFORMANCE FOR SMALL-CAPITALIZATION COMPANIES. THE INDEX IS NOT AVAILABLE FOR DIRECT INVESTMENT.

Phoenix Mid Cap Portfolio

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURNS(1)                          PERIODS ENDING 11/30/98

                                                                     INCEPTION       INCEPTION
                                         1 YEAR        5 YEAR        TO 11/30/98        DATE
Class A Shares at NAV(2)                  6.64%        11.08%           15.29%         11/1/89
Class A Shares at POP(3)                  1.58         10.00            14.69          11/1/89
Class B Shares at NAV(2)                  5.80            --            12.14          7/18/94
Class B Shares with CDSC(4)               2.13            --            11.85          7/18/94
S&P MidCap Index(6)                      10.40         17.23           Note 5           Note 5

(1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.

(2) "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.

(3) "POP" (Public Offering Price) total returns include the effect of the maximum front-end 4.75% sales charge.

(4) CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period.

(5) Index performance is 16.70 for Class A (since 11/1/89) and 19.16 for Class B (since 7/18/94).

(6) This chart illustrates POP returns on Class A Shares for ten years. Returns on Class B Shares will vary due to differing sales charges.

(7) The S&P MidCap Index is an unmanaged, commonly used measure of total return performance of mid-capitalization companies. The Index is not available for direct investment.

All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

GROWTH OF $10,000                          PERIODS ENDING 11/30

                      Phoenix Mid Cap                S&P MidCap
                         Class A                      Index(7)
11/01/89                $9,523.81                    $10,000.00
11/30/89                $9,800.00                    $10,220.57
11/30/90               $11,491.40                     $9,493.24
11/30/91               $16,177.93                    $13,482.21
11/30/92               $18,837.70                    $16,324.07
11/30/93               $20,521.90                    $18,373.36
11/30/94               $20,733.07                    $18,368.64
11/30/95               $26,511.59                    $24,334.80
11/30/96               $30,095.15                    $28,903.47
11/30/97               $32,540.12                    $36,842.11
11/30/98               $34,701.62                    $40,672.25

This growth of $10,000 chart assumes an initial investment of $10,000 made on 11/1/89 in Class A shares and reflects the maximum sales charge of 4.75% on the initial investment. Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges.

SECTOR WEIGHTINGS                            11/30/98
As a percentage of net assets

Computers (Software & Services)                 16%
Electronics (Semiconductors)                     8%
Banks (Major Regional)                           8%
Health Care (Drugs-Major Pharmaceuticals)        8%
Computers (Networking)                           5%
Retail (Discounters)                             5%
Other                                           50%

Phoenix Mid Cap Portfolio

TEN LARGEST HOLDINGS AT NOVEMBER 30, 1998 (AS A PERCENTAGE OF TOTAL NET ASSETS)

    1.  Outdoor Systems, Inc.                                          3.6%
        OPERATES MALL AND TRANSIT ADVERTISING DISPLAYS
    2.  Xilinx, Inc.                                                   3.5%
        DESIGNS AND SELLS PROGRAMMABLE LOGIC DEVICES
    3.  Ascend Communications, Inc.                                    3.5%
        DEVELOPS AND MARKETS WIDE-AREA NETWORKING SOLUTIONS
    4.  Compuware Corp.                                                3.0%
        SELLS AND SUPPORTS AN INTEGRATED LINE OF SOFTWARE PRODUCTS
    5.  America Online, Inc.                                           3.0%
        PROVIDES ONLINE SERVICES TO CONSUMERS
    6.  Comerica, Inc.                                                 2.9%
        GENERAL COMMERCIAL BANKING
    7.  Mylan Laboratories, Inc.                                       2.8%
        DISTRIBUTES GENERIC AND PROPRIETARY PHARMACEUTICAL PRODUCTS
    8.  Gemstar International Group, Ltd.                              2.7%
        DEVELOPS SYSTEMS RELATED TO TELEVISION PROGRAMMING
    9.  Northern Trust Corp.                                           2.7%
        PROVIDES BANKING AND TRUST SERVICES
   10.  Maytag Corp.                                                   2.6%
        MAKES, DISTRIBUTES AND SERVICES CONSUMER APPLIANCES

                        INVESTMENTS AT NOVEMBER 30, 1998

                                                      SHARES        VALUE
                                                     --------   -------------
COMMON STOCKS--95.0%
BANKS (MAJOR REGIONAL)--7.6%
AmSouth Bancorporation..................              142,240   $   6,009,640
Comerica, Inc...........................              133,550       8,613,975
Northern Trust Corp.....................               97,500       7,873,125
                                                                -------------
                                                                   22,496,740
                                                                -------------
BEVERAGES (ALCOHOLIC)--1.7%
Coors (Adolph) Co. Class B..............              103,000       5,124,250
BEVERAGES-SOFT DRINK--1.0%
Whitman Corp............................              127,350       2,881,294
BROADCASTING (TELEVISION, RADIO & CABLE)--2.3%
Chancellor Media Corp.(b)...............              179,070       6,748,701
COMPUTERS (HARDWARE)--1.7%
International Business Machines Corp....               30,000       4,950,000
COMPUTERS (NETWORKING)--5.0%
Ascend Communications, Inc.(b)..........              183,000      10,282,312
Network Appliance, Inc..................               59,530       4,472,191
                                                                -------------
                                                                   14,754,503
                                                                -------------
COMPUTERS (SOFTWARE & SERVICES)--16.1%
America Online, Inc.(b).................              100,000       8,756,250
BMC Software, Inc.(b)...................              141,080       7,203,897
Computer Horizons Corp.(b)..............              167,830       3,776,175
Compuware Corp.(b)......................              144,200       8,976,450
Documentum, Inc.(b).....................               92,950       3,909,709
Legato Systems, Inc.(b).................               59,800       2,859,187
Microsoft Corp.(b)......................               35,000       4,270,000
VERITAS Software Corp.(b)...............              129,610       7,744,197
                                                                -------------
                                                                   47,495,865
                                                                -------------

                                                      SHARES        VALUE
                                                     --------   -------------
ELECTRONICS (INSTRUMENTATION)--1.9%
Micron Electronics, Inc.(b).............              245,450   $   5,583,987
ELECTRONICS (SEMICONDUCTORS)--7.6%
Advance Micro Devices, Inc.(b)..........              165,900       4,593,356
Micron Technology, Inc.(b)..............              180,140       7,442,034
Xilinx, Inc.(b).........................              205,740      10,441,305
                                                                -------------
                                                                   22,476,695
                                                                -------------
ENTERTAINMENT--2.2%
SFX Entertainment, Inc. Class A(b)......              127,210       6,376,401
FINANCIAL (DIVERSIFIED)--1.4%
Providian Financial Corp................               43,960       4,036,078
HEALTH CARE (DRUGS--MAJOR PHARMACEUTICALS)--7.7%
McKesson Corp...........................               97,520       6,942,205
MedImmune, Inc.(b)......................               85,000       5,684,375
Mylan Laboratories, Inc.................              247,100       8,200,631
Warner-Lambert Co.......................               25,000       1,887,500
                                                                -------------
                                                                   22,714,711
                                                                -------------
HEALTH CARE (HOSPITAL MANAGEMENT)--1.2%
Health Management Associates, Inc. Class
A(b)....................................              169,440       3,674,730
HEALTH CARE (LONG TERM CARE)--1.6%
Omnicare, Inc...........................              170,150       4,870,544
HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--1.3%
Ocular Sciences, Inc.(b)................              164,660       3,704,850
HOUSEHOLD FURNITURE & APPLIANCES--2.6%
Maytag Corp.............................              143,730       7,779,386
INSURANCE (LIFE/HEALTH)--1.6%
Annuity and Life Re (Holdings), Ltd.....              182,610       4,633,729
INSURANCE (PROPERTY, CASUALTY, & TITLE)--0.9%
Progressive Corp. (The).................               17,270       2,562,436

14                     See Notes to Financial Statements

Phoenix Mid Cap Portfolio

                                                      SHARES        VALUE
                                                     --------   -------------
MANUFACTURING (DIVERSIFIED)--1.5%
Tyco International Ltd..................               65,539   $   4,313,285
OFFICE EQUIPMENT & SUPPLIES--1.3%
Miller (Herman), Inc....................              181,150       3,849,438
OIL (DOMESTIC INTEGRATED)--2.4%
USX-Marathon Group......................              253,230       7,185,401
OIL & GAS (DRILLING & EQUIPMENT)--1.6%
Cooper Cameron Corp.(b).................              100,000       2,437,500
Smith International, Inc.(b)............              100,000       2,412,500
                                                                -------------
                                                                    4,850,000
                                                                -------------
RETAIL (COMPUTERS & ELECTRONICS)--1.1%
Tandy Corp..............................               75,000       3,379,688
RETAIL (DISCOUNTERS)--5.2%
Dollar Tree Stores, Inc.(b).............              165,540       7,511,378
Kmart Corp.(b)..........................              507,350       7,737,088
                                                                -------------
                                                                   15,248,466
                                                                -------------
RETAIL (SPECIALTY)--2.3%
Staples, Inc.(b)........................              192,470       6,724,421
RETAIL (SPECIALTY-APPAREL)--2.3%
TJX Companies, Inc. (The)...............              268,000       6,867,500
SERVICES (ADVERTISING/MARKETING)--3.6%
Outdoor Systems, Inc.(b)................              388,100      10,478,700
SERVICES (COMMERCIAL & CONSUMER)--3.8%
Administaff, Inc.(b)....................              114,620       3,101,904
Gemstar International Group, Ltd.(b)....              132,720       8,062,740
                                                                -------------
                                                                   11,164,644
                                                                -------------
TELECOMMUNICATIONS-CELLULAR--1.0%
Crown Castle International Corp.(b).....              223,200       2,999,250
WASTE MANAGEMENT--3.5%
Republic Services, Inc. Class A(b)......              378,560       7,050,680
Waste Management, Inc...................               74,300       3,185,613
                                                                -------------
                                                                   10,236,293
                                                                -------------
- -----------------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $264,544,067)                                    280,161,986
- -----------------------------------------------------------------------------

                                                      SHARES        VALUE
                                                     --------   -------------
FOREIGN COMMON STOCKS--2.1%
ELECTRONICS (SEMICONDUCTORS)--2.1%
PMC-Sierra, Inc. (Canada)(b)............              112,530   $   6,062,554
- -----------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $4,547,950)                                        6,062,554
- -----------------------------------------------------------------------------
UNIT INVESTMENT TRUSTS--1.1%

S & P Mid Cap 400 Depositary Receipts...               50,000       3,350,000
- -----------------------------------------------------------------------------
TOTAL UNIT INVESTMENT TRUSTS
(IDENTIFIED COST $3,359,755)                                        3,350,000
- -----------------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS--98.2%
(IDENTIFIED COST $272,451,772)                                    289,574,540
- -----------------------------------------------------------------------------

                                            STANDARD
                                            & POOR'S       PAR
                                             RATING       VALUE
                                          (Unaudited)     (000)
                                          ------------   -------
SHORT-TERM OBLIGATIONS--3.7%
COMMERCIAL PAPER--3.7%
Shell Oil Co. 5.30%, 12/1/98............      A-1+       $   230         230,000
Colgate-Palmolive Co. 5%, 12/17/98......      A-1          2,810       2,803,755
Greenwich Funding Corp. 5.20%, 1/4/99...      A-1+         2,000       1,984,612
Lexington Parker Capital LLC 5.31%,
1/13/99.................................      A-1          5,000       4,958,774
Minnesota Mining & Manufacturing Co.
4.95%, 1/21/99..........................      A-1+         1,000         989,194
                                                                   -------------
                                                                      10,966,335
                                                                   -------------
- --------------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $10,985,209)                                         10,966,335
- --------------------------------------------------------------------------------

TOTAL INVESTMENTS--101.9%
(IDENTIFIED COST $283,436,981)                                       300,540,875(a)
Cash and receivables, less liabilities--(1.9%)                        (5,527,136)
                                                                  --------------
NET ASSETS--100.0%                                                $  295,013,739
                                                                  --------------
                                                                  --------------

(a) Federal Income Tax Information: Net appreciation of investment securities is comprised of gross appreciation of $34,646,500 and gross depreciation of $17,704,670 for federal income tax purposes. At November 30, 1998, the aggregate cost of securities for federal income tax purposes was $283,599,045.
(b)  Non-income producing.

                       See Notes to Financial Statements                      15

Phoenix Mid Cap Portfolio

                      STATEMENT OF ASSETS AND LIABILITIES
                               NOVEMBER 30, 1998

ASSETS
Investment securities at value
  (Identified cost $283,436,981)                                    $  300,540,875
Short term investments held as collateral for loaned securities          6,957,460
Cash                                                                         4,041
Receivables
  Investment securities sold                                             4,594,014
  Interest and dividends                                                   135,550
  Fund shares sold                                                         137,059
                                                                    --------------
    Total assets                                                       312,368,999
                                                                    --------------

LIABILITIES
Payables
  Investment securities purchased                                        9,462,426
  Fund shares repurchased                                                  463,703
  Collateral on securities loaned                                        6,957,460
  Investment advisory fee                                                  182,048
  Distribution fee                                                          70,354
  Transfer agent fee                                                        66,642
  Financial agent fee                                                       19,739
  Trustees' fee                                                              5,514
Accrued expenses                                                           127,374
                                                                    --------------
    Total liabilities                                                   17,355,260
                                                                    --------------
NET ASSETS                                                          $  295,013,739
                                                                    --------------
                                                                    --------------
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                    $  216,741,954
Accumulated net realized gain                                           61,167,891
Net unrealized appreciation                                             17,103,894
                                                                    --------------
NET ASSETS                                                          $  295,013,739
                                                                    --------------
                                                                    --------------
CLASS A
Shares of beneficial interest outstanding, $1 par value, unlimited
  authorization (Net Assets $279,326,040)                               14,035,651
Net asset value per share                                                   $19.90
Offering price per share $19.90/(1-4.75%)                                   $20.89
CLASS B
Shares of beneficial interest outstanding, $1 par value, unlimited
  authorization (Net Assets $15,687,699)                                   817,833
Net asset value and offering price per share                                $19.18

                            STATEMENT OF OPERATIONS
                          YEAR ENDED NOVEMBER 30, 1998

INVESTMENT INCOME
Interest                                                            $    2,655,076
Dividends                                                                1,154,346
Security lending                                                           141,922
Foreign tax withheld                                                          (562)
                                                                    --------------
    Total investment income                                              3,950,782
                                                                    --------------

EXPENSES
Investment advisory fee                                                  2,476,987
Distribution fee, Class A                                                  783,434
Distribution fee, Class B                                                  168,938
Financial agent fee                                                        198,734
Transfer agent                                                             563,414
Printing                                                                    80,377
Professional                                                                42,675
Registration                                                                41,007
Custodian                                                                   35,510
Trustees                                                                    21,986
Miscellaneous                                                                5,244
                                                                    --------------
    Total expenses                                                       4,418,306
                                                                    --------------
NET INVESTMENT LOSS                                                       (467,524)
                                                                    --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on securities                                         61,746,081
Net change in unrealized appreciation (depreciation) on
  investments                                                          (38,514,321)
                                                                    --------------
NET GAIN ON INVESTMENTS                                                 23,231,760
                                                                    --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $   22,764,236
                                                                    --------------
                                                                    --------------

16                     See Notes to Financial Statements

Phoenix Mid Cap Portfolio

                       STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended       Year Ended
                                                     November 30,     November 30,
                                                         1998             1997
                                                    --------------   --------------
FROM OPERATIONS
  Net investment loss                               $    (467,524)   $    (450,831)
  Net realized gain                                    61,746,081       36,321,860
  Net change in unrealized appreciation
    (depreciation)                                    (38,514,321)      (8,036,315)
                                                    --------------   --------------
  INCREASE IN NET ASSETS RESULTING FROM OPERATIONS     22,764,236       27,834,714
                                                    --------------   --------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net realized gains, Class A                         (33,084,355)     (51,980,339)
  Net realized gains, Class B                          (1,776,186)      (2,025,912)
                                                    --------------   --------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
    SHAREHOLDERS                                      (34,860,541)     (54,006,251)
                                                    --------------   --------------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares (2,824,332 and
    2,046,000 shares, respectively)                    55,807,991       41,010,257
  Net asset value of shares issued from
    reinvestment of distributions
    (1,780,474 and 2,624,028 shares, respectively)     32,263,501       49,101,364
  Cost of shares repurchased (8,014,004 and
    8,074,195 shares, respectively)                  (157,423,669)    (156,230,117)
                                                    --------------   --------------
Total                                                 (69,352,177)     (66,118,496)
                                                    --------------   --------------
CLASS B
  Proceeds from sales of shares (92,246 and
    229,655 shares, respectively)                       1,729,101        4,456,304
  Net asset value of shares issued from
    reinvestment of distributions
    (96,993 and 102,293 shares, respectively)           1,705,266        1,877,087
  Cost of shares repurchased (295,559 and 234,195
    shares, respectively)                              (5,608,396)      (4,479,411)
                                                    --------------   --------------
Total                                                  (2,174,029)       1,853,980
                                                    --------------   --------------
  DECREASE IN NET ASSETS FROM SHARE TRANSACTIONS      (71,526,206)     (64,264,516)
                                                    --------------   --------------
  NET DECREASE IN NET ASSETS                          (83,622,511)     (90,436,053)
NET ASSETS
  Beginning of period                                 378,636,250      469,072,303
                                                    --------------   --------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET
    INVESTMENT INCOME OF $0 AND $0, RESPECTIVELY)   $ 295,013,739    $ 378,636,250
                                                    --------------   --------------
                                                    --------------   --------------

                       See Notes to Financial Statements                      17

Phoenix Mid Cap Portfolio

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                         CLASS A
                                        --------------------------------------------------------------------------
                                                                  YEAR ENDED NOVEMBER 30
                                        --------------------------------------------------------------------------
                                                   1998          1997           1996           1995           1994
Net asset value, beginning of period      $       20.64    $    21.65     $    22.03     $    18.03     $    18.70
INCOME FROM INVESTMENT OPERATIONS(5)
  Net investment income (loss)                     0.01         (0.02)(1)      (0.03)(1)       0.05(1)        0.11
  Net realized and unrealized gain                 1.18          1.52           2.53           4.74           0.10
                                                -------         -----          -----          -----          -----
      TOTAL FROM INVESTMENT
        OPERATIONS                                 1.19          1.50           2.50           4.79           0.21
                                                -------         -----          -----          -----          -----
LESS DISTRIBUTIONS
  Dividends from net investment
    income                                           --            --             --          (0.06)         (0.10)
  Dividends from net realized gains               (1.93)        (2.51)         (2.88)         (0.73)         (0.78)
                                                -------         -----          -----          -----          -----
      TOTAL DISTRIBUTIONS                         (1.93)        (2.51)         (2.88)         (0.79)         (0.88)
                                                -------         -----          -----          -----          -----
Change in net asset value                         (0.74)        (1.01)         (0.38)          4.00          (0.67)
                                                -------         -----          -----          -----          -----
NET ASSET VALUE, END OF PERIOD            $       19.90    $    20.64     $    21.65     $    22.03     $    18.03
                                                -------         -----          -----          -----          -----
                                                -------         -----          -----          -----          -----
Total return(2)                                    6.64%         8.12%         13.52%         27.87%          1.03%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                                  $279,326      $360,053       $451,474       $487,674       $419,760

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                               1.30%         1.33%          1.35%          1.42%          1.36%
  Net investment income (loss)                    (0.10)%       (0.08)%        (0.17)%         0.28%          0.59%
Portfolio turnover                                  379%          161%           242%           218%           227%

                                                                            CLASS B
                                        --------------------------------------------------------------------------------
                                                                                                              FROM
                                                           YEAR ENDED NOVEMBER 30                           INCEPTION
                                        ------------------------------------------------------------       7/18/94 TO
                                                   1998           1997           1996           1995        11/30/94
Net asset value, beginning of period      $       20.11     $    21.30     $    21.85     $    17.97       $       17.68
INCOME FROM INVESTMENT OPERATIONS(5)
  Net investment income (loss)                    (0.18)         (0.16)(1)      (0.18)(1)      (0.12)(1)           (0.01)
  Net realized and unrealized gain                 1.18           1.47           2.51           4.75                0.30
                                                 ------          -----          -----          -----               -----
      TOTAL FROM INVESTMENT
        OPERATIONS                                 1.00           1.31           2.33           4.63                0.29
                                                 ------          -----          -----          -----               -----
LESS DISTRIBUTIONS
  Dividends from net investment
    income                                           --             --             --          (0.02)                 --
  Dividends from net realized gains               (1.93)         (2.50)         (2.88)         (0.73)                 --
                                                 ------          -----          -----          -----               -----
      TOTAL DISTRIBUTIONS                         (1.93)         (2.50)         (2.88)         (0.75)                 --
                                                 ------          -----          -----          -----               -----
Change in net asset value                         (0.93)         (1.19)         (0.55)          3.88                0.29
                                                 ------          -----          -----          -----               -----
NET ASSET VALUE, END OF PERIOD            $       19.18     $    20.11     $    21.30     $    21.85       $       17.97
                                                 ------          -----          -----          -----               -----
                                                 ------          -----          -----          -----               -----
Total return(2)                                    5.80%          7.27%         12.75%         26.92%               1.64%(4)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                                   $15,688        $18,583        $17,599        $10,908              $1,519

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                               2.04%          2.08%          2.11%          2.18%               2.05%(3)
  Net investment income (loss)                    (0.85)%        (0.85)%        (0.92)%        (0.58)%             (0.23)%(3)
Portfolio turnover                                  379%           161%           242%           218%                227%(4)

(1)  Computed using average shares outstanding.
(2)  Maximum sales charges are not reflected in the total return calculation.
(3)  Annualized.
(4)  Not annualized.
(5) Distributions are made in accordance with the prospectus; however, class level per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.

18
                       See Notes to Financial Statements

PHOENIX INTERNATIONAL PORTFOLIO

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM

Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The Fund is appropriate for investors seeking high total return consistent with reasonable risk by investing primarily in an internationally diversified portfolio of equity securities. The Fund essentially focuses on quality companies with strong management, solid growth prospects and attractive relative valuations. Investors should note that foreign investments pose added risks, such as currency fluctuation, less public disclosure, as well as economic and political risks.

Q: HOW DID THE FUND PERFORM DURING THIS VOLATILE MARKET ENVIRONMENT?

A: For the year ended November 30, 1998, Class A shares returned 26.17% and Class B shares returned 25.17% compared with a return of 16.77% for the Fund's benchmark index, the Morgan Stanley Capital International (MSCI) EAFE Index(1). The average return for a peer universe of 511 international funds was 10.43%, according to Lipper Inc. All performance figures assume reinvestment of distributions and exclude the effect of sales charges.

Q: WHAT FACTORS MOST AFFECTED PERFORMANCE?

A: For the first half of the year, the Fund benefited from its overweight exposure in Europe and its lack of exposure to Asia. The advent of the euro has given European institutions access to a much greater pool of domestic currency investments. Also, European markets attracted significant levels of foreign investment enamored by a region with growing economics. This, coupled with the need for corporations to restructure in order to be prepared for a more competitive pan-European market and an emerging trend of improving shareholder returns, enabled the European equity markets to post particularly strong returns.

    Meanwhile, the currency-led collapse in the Pacific Basin left the region's markets in tatters, with investors nursing heavy losses. Only a determined effort by the International Monetary Fund and the U.S. to establish credible recovery plans contained the crisis mostly within the region, allowing a selective market recovery in the first quarter of 1998. Even this, however, petered out as investors' relief that the worst was over gave way to the realization that there was still much deeper economic pain to endure. Even Hong Kong and Singapore saw their stock markets fall heavily.

    The second half of the fiscal year was a period of amazing volatility. After European and U.S. markets reached their peak in early July, markets worldwide tumbled on a flood of bad news. The initial catalyst for the dramatic downturn was the financial crisis in Russia where the ruble collapsed. Nervousness spread to other markets, particularly Latin America where it was feared that Brazil was the next in line to devalue. All of the region's currencies came under intense pressure, interest rates soared, and equity markets plunged almost 50% in less than two months. Confirmation that Japan was suffering its worst economic slump since 1945 added to international market worries. The crash of the Russian ruble and the severe downturn in worldwide markets also put many hedge funds in severe financial

(1) THE MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX IS AN UNMANAGED, COMMONLY USED MEASURE OF FOREIGN STOCK FUND PERFORMANCE WHICH INCLUDES NET DIVIDENDS REINVESTED. THE EAFE INDEX IS AN AGGREGATE OF 19 INDIVIDUAL COUNTRY INDEXES IN EUROPE, AUSTRALIA, NEW ZEALAND AND THE FAR EAST. THE INDEX'S PERFORMANCE DOES NOT REFLECT SALES CHARGES.

difficulties, and the announcement that U.S. hedge fund manager Long-Term Capital Management LP had been bailed out to the extent of $3.5 billion sent shockwaves through the financial community.

    All this bad news completely wiped out the year-to-date gains for many markets, and by early October several markets had fallen to a one-year low. However, concerted worldwide action since that time has resulted in a dramatic recovery in worldwide markets as stocks rose on expectations that corporate profits would benefit from lower interest rates. Much of the credit must be given to the U.S. Federal Reserve, which cut interest rates three times in seven weeks to ensure that the U.S. economy did not slide into recession. We have also seen cuts in European interest rates, and the Japanese government announced a major package to stimulate its failing economy. Markets in Southeast Asia also showed signs of recovery, with the perception being that the worst is now over for that region. The successful completion of an International Monetary Fund rescue package for Brazil also helped bolster world markets, with a strong rebound for emerging markets that had been particularly affected by the late summer downturn.

Q: WHAT CHANGES HAVE BEEN MADE TO THE FUND'S ASSET ALLOCATION?

A: In the second half of the year, we reduced our large overweighting to European equities. This area had resulted in substantial outperformance, but we were concerned that valuations had advanced too quickly in many instances. We decided that it would be opportune to take profits in Europe and reinvest the proceeds in Japan where we previously had no holdings. This strategy has proved successful to date, as although both the European and Japanese markets have fallen since July, the Japanese yen has strengthened significantly, resulting in net dollar gains for our Japanese investments.

Q: WHAT IS THE OUTLOOK FOR INTERNATIONAL MARKETS?

A: While the manufacturing sector continues under pressure in most countries, consumer confidence is rebounding once again in a number of economies, suggesting still relatively buoyant consumer spending.

    The rally in the UK has returned it to a level that is above most revised expectations for this year. However, it is the excellent technical position that provides the strongest support together with the prospect of further monetary easing in the UK. Economic growth forecasts meanwhile remain under pressure and will clearly impact further on earnings expectations. As with the UK, Continental Europe appears less at risk than the U.S. from a valuation perspective, even given the degree to which perceptions surrounding Europe's economic growth and earnings prospects have deteriorated since the tremendous rally earlier in the year. We believe additional rate cuts are on the agenda for early next year and should offset any concerns over the launch of the euro.

    In the Far East, sentiment towards Japan is improving, with fund managers becoming increasingly nervous of their generally underweight positions in the stock market and currency. There is growing optimism about the economy and banking system following the government's recent measures, but possibly this is due more to the hope that this will prevent imminent free-fall than belief that the plans solve Japan's structural problems. Further short-term support for the stock market may emerge from an eventual deal between the LDP and Liberals to suspend the sales tax. Elsewhere in Asia, currencies have stabilized and interest rates have fallen. A protracted recovery is likely, provided that there is no worsening of the U.S. and Japanese economies.

    The emerging markets outside Asia have also bounced strongly, and a pause now seems probable. In Latin America, the International Monetary Fund restructure package has presented Brazil with the opportunity to resolve structural issues that have held the country back for some time.

    Overall, the scale of recent rallies suggests a period of consolidation is due. But, liquidity-driven rallies tend to be stronger and continue longer than most people expect, and it would be no surprise to see markets squeezed higher over the short term. We believe the U.S. will set the trends for other equity markets, and a soft landing, very low inflation, falling interest rates and steady earnings growth are a possibility. Add in excess liquidity, continuing merger and acquisition activity, and we believe valuations could go even higher.

                                                               DECEMBER 11, 1998

Phoenix International Portfolio

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURNS(1)                          PERIODS ENDING 11/30/98

                                                                               INCEPTION     INCEPTION
                                              1 YEAR           5 YEAR         TO 11/30/98       DATE
Class A Shares at NAV(2)                      26.17%            13.87%           10.17%       11/01/89
Class A Shares at POP(3)                      20.19%            12.76%            9.59%       11/01/89

Class B Shares at NAV(2)                      25.17%               --            11.55%        7/15/94
Class B Shares with CDSC(4)                   21.32%               --            11.25%        7/15/94

MSCI EAFE(6)                                  16.77%            10.18%           Note 5         Note 5

(1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.

(2) "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.

(3) "POP" (Public Offering Price) total returns include the effect of the maximum front-end 4.75% sales charge.

(4) CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period.

(5) Index performance is 5.81% for ClassA (since 10/31/89) and 7.74% for Class B (since 6/30/94) for the MSCI EAFE Index.

(6) This chart illustrates POP returns on Class A Shares for ten years or inception date if inception is less than 10 years. Returns on Class B Shares will vary due to differing sales charges.

(7) The Morgan Stanley Capital International EAFE Index is an unmanaged, commonly used measure of foreign stock fund performance which includes net dividends reinvested. The EAFE index is an aggregate of 19 individual country indexes in Europe, Australia, New Zealand and the Far East. The index's performance does not reflect sales charges.

All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

GROWTH OF $10,000                           PERIODS ENDING 11/30

                     International
                       Portfolio
                       Class A(6)                MSCI EAFE(7)
11/1/89                $9,523.81                  $10,000.00
11/30/89               $9,942.86                  $10,505.00
11/30/90               $9,868.89                   $8,229.63
11/30/91              $10,684.60                   $8,946.42
11/30/92               $9,625.85                   $8,250.82
11/30/93              $11,989.35                  $10,284.41
11/30/94              $13,568.59                  $11,841.01
11/30/95              $14,127.19                  $12,776.41
11/30/96              $16,815.66                  $14,321.11
11/30/97              $18,195.45                  $14,303.14
11/30/98              $22,956.40                  $16,702.37

This growth of $10,000 chart assumes an initial investment of $10,000 made on 11/1/89 in Class A shares and reflects the maximum sales charge of 4.75% on the initial investment. Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges.

COUNTRY WEIGHTINGS                           11/30/98
As a percentage of net assets

United Kingdom                                  22%
Japan                                           18%
France                                          10%
Germany                                          9%
Netherlands                                      7%
Sweden                                           6%
Italy                                            5%
Other                                           23%

Phoenix International Portfolio

TEN LARGEST HOLDINGS AT NOVEMBER 30, 1998 (AS A PERCENTAGE OF TOTAL NET ASSETS)

    1.  Novartis AG Registered Shares                                  2.5%
        MANUFACTURES HEALTH-CARE PRODUCTS FOR WORLDWIDE DISTRIBUTION
    2.  DaimlerChrysler AG                                             1.7%
        WORLD'S THIRD LARGEST AUTOMAKER
    3.  Nokia Oyj Class A                                              1.4%
        MANUFACTURES MOBILE PHONES AND OTHER TELECOM PRODUCTS
    4.  Glaxo Wellcome PLC                                             1.4%
        CONDUCTS RESEARCH AND MARKETS PHARMACEUTICAL PRODUCTS
    5.  Telefonica SA                                                  1.4%
        EXCLUSIVE SUPPLIER OF VOICE TELEPHONE SERVICES IN SPAIN
    6.  Zurich Allied AG                                               1.4%
        INSURANCE AND ASSET MANAGEMENT PROVIDER
    7.  Mannesmann AG                                                  1.3%
        MANUFACTURES WIDE RANGE OF INDUSTRIAL PRODUCTS
    8.  Telecom Italia Mobile SPA                                      1.3%
        EUROPE'S LARGEST CELLULAR TELEPHONE COMPANY
    9.  Istituto Bancario San Paolo di Torino                          1.3%
        ITALIAN COMMERCIAL BANK
   10.  British Petroleum Co. PLC                                      1.2%
        PRODUCES, TRANSPORTS, REFINES AND MARKETS CRUDE OIL

                        INVESTMENTS AT NOVEMBER 30, 1998

                                                   SHARES          VALUE
                                                 -----------   -------------

FOREIGN COMMON STOCKS--96.9%

AUSTRALIA--1.1%
Australian Gas Light Co., Ltd. (Oil
(International Integrated)).........                 135,000   $   1,005,159

QBE Insurance Group Ltd. (Insurance
(Property-Casualty))................                 250,000       1,078,393
                                                               -------------
                                                                   2,083,552
                                                               -------------
BRAZIL--1.3%
Tele Centro Sul Participacoes SA ADR
(Telephone)(b)......................                   6,500         370,906
Tele Norte Leste Participacoes SA
ADR (Telephone)(b)..................                  26,000         442,000

Tele Sudeste Celular Participacoes
SA ADR (Telecommunications
(Cellular/Wireless))(b).............                  13,000         351,000

Telecomunicacoes Brasileiras SA
Sponsored ADR (Telephone)...........                  13,900       1,317,894
                                                               -------------
                                                                   2,481,800
                                                               -------------

DENMARK--0.5%
Tele Danmark A/S (Telecommunications
(Cellular/ Wireless))...............                   8,200         918,477

FINLAND--2.3%
Nokia Oyj Class A
(Telecommunications (Cellular/
Wireless))..........................                  27,500       2,700,918

                                                   SHARES          VALUE
                                                 -----------   -------------
FINLAND--CONTINUED

Raisio Group PLC (Foods)............                 129,900   $   1,687,614
                                                               -------------
                                                                   4,388,532
                                                               -------------

FRANCE--9.7%
Alcatel (Telecommunications
(Cellular/Wireless))................                  12,300       1,630,975
Alstom (Machinery (Diversified))....                  58,750       1,378,828
Axa (Insurance (Multi-Line))........                  16,931       2,194,291
Cap Gemini SA (Computers (Software &
Services))..........................                   5,480         803,948
Castorama Dubois (Retail (Building
Supplies))..........................                   4,800         973,337
Coflexip SA (Oil & Gas (Drilling &
Equipment)).........................                  10,800         791,831
Compagnie Financiere de Paribas
(Investment Banking/Brokerage)......                  21,600       1,931,017
Elf Aquitaine SA (Oil (International
Integrated))........................                  12,000       1,500,209
Galeries Lafayette (Retail
(Department Stores))................                   1,390       1,588,233
Groupe Danone (Foods)...............                   6,100       1,785,510
Pechiney SA Class A (Aluminum)......                  51,600       1,723,272
Pinault-Printemps-Redoute SA (Retail
(Department Stores))................                   6,250       1,068,996
Rhodia SA (Chemicals
(Specialty))(b).....................                  61,000         957,829
                                                               -------------
                                                                  18,328,276
                                                               -------------

GERMANY--8.6%
Adidas-Salomon AG (Textiles
(Apparel))..........................                   8,050         880,807
Bayerische Motoren Werke AG
(Automobiles).......................                   1,600       1,239,665
Bayerische Motoren Werke AG New
(Automobiles)(b)....................                     479         362,626
DaimlerChrysler AG
(Automobiles)(b)....................                  33,685       3,237,448
Deutsche Bank AG (Banks (Money
Center))............................                  29,200       1,808,183
Hoechst AG (Chemicals)..............                  44,000       1,894,510

                       See Notes to Financial Statements                      23

Phoenix International Portfolio

                                                   SHARES          VALUE
                                                 -----------   -------------
GERMANY--CONTINUED
Mannesmann AG (Machinery
(Diversified))......................                  23,000   $   2,496,185
Metro AG (Retail (Department
Stores))............................                  13,100         822,827
Muenchener
Rueckversicherungs-Gesellschaft AG
(Insurance (Reinsurance))...........                   4,576       2,111,026
RWE AG (Oil (International
Integrated))........................                  26,800       1,429,731
                                                               -------------
                                                                  16,283,008
                                                               -------------

GREECE--0.3%
Alpha Credit Bank (Banks (Major
Regional))..........................                   5,000         475,804

HONG KONG--1.3%
Henderson China Holding Ltd. (Real
Estate Development).................                     780             355

Hong Kong Electric Holdings Ltd.
(Electric Companies)................                 375,000       1,247,094

Swire Pacific Ltd. Class B
(Diversified Miscellaneous)(b)......               1,800,000       1,266,951
                                                               -------------
                                                                   2,514,400
                                                               -------------

HUNGARY--0.6%
Magyar Tavkozlesi Rt. Sponsored ADR
(Telecommunications (Long
Distance))..........................                  40,700       1,111,619

INDONESIA--0.4%
PT Indosat (Telecommunications
(Cellular/Wireless))................                 186,000         268,039
PT Indosat ADR (Telecommunications
(Cellular/ Wireless))...............                  38,000         532,000
                                                               -------------
                                                                     800,039
                                                               -------------
ITALY--4.6%
Istituto Bancario San Paolo di
Torino (Banks (Money Center)).......                 145,464       2,393,772

Mediolanum SPA (Insurance
(Life/Health))......................                 305,000       1,840,038
Telecom Italia Mobile SPA
(Telecommunications
(Cellular/Wireless))................                 365,000       2,398,232
Telecom Italia SPA (Communications
Equipment)..........................                 255,000       2,072,260
                                                               -------------
                                                                   8,704,302
                                                               -------------

JAPAN--17.1%
77 Bank Ltd. (The) (Banks (Major
Regional))..........................                 154,000       1,437,016

                                                   SHARES          VALUE
                                                 -----------   -------------
JAPAN--CONTINUED
Canon, Inc. (Office Equipment &
Supplies)...........................                  72,000   $   1,593,231
Dai Nippon Printing Co., Ltd.
(Specialty Printing)................                 102,000       1,481,207
Fuji Photo Film Co.
(Photography/Imaging)...............                  44,000       1,646,599
Hitachi Credit Corp. (Consumer
Finance)............................                  98,000       1,829,726
Ito-Yokado Co., Ltd. (Retail
(General Merchandise))..............                  30,000       1,835,340
Kao Corp. (Personal Care)...........                 100,000       1,895,541
Kawasumi Laboratories, Inc. (Health
Care (Medical Products &
Supplies))..........................                  79,000       1,349,658

Kirin Beverage Corp. (Beverages
(Non-Alcoholic))....................                  68,000       1,228,115
Mabuchi Motor Co., Ltd. (Electronics
(Component Distributors))...........                  24,000       1,767,003

Nippon COMSYS Corp. (Communications
Equipment)..........................                 120,000       1,534,656

Nippon Telegraph & Telephone Corp.
(Telephone).........................                   1,500       1,122,681
Rinnai Corp. (Building Materials)...                  87,000       1,468,638
Rohm Co., Ltd (Electronics
(Semiconductors))...................                  17,000       1,438,333
Sanwa Bank Ltd. (The) (Banks (Money
Center))............................                 226,000       2,050,032
Secom Co., Ltd. (Services
(Commercial & Consumer))............                  30,000       2,223,397

Shin-Etsu Chemical Co., Ltd.
(Chemicals).........................                 101,000       2,259,599
Suzuki Motor Corp. (Automobiles)....                 180,000       2,064,757
Takeda Chemical Industries (Health
Care (Drugs-Major
Pharmaceuticals))...................                  63,000       2,126,993
                                                               -------------
                                                                  32,352,522
                                                               -------------

MALAYSIA--0.2%
Carlsberg Brewery Malaysia Berhad
(Beverages (Alcoholic))(c)..........                 125,000         254,934

Malaysian Oxygen Berhad
(Chemicals)(c)......................                  85,000         136,075
                                                               -------------
                                                                     391,009
                                                               -------------

MEXICO--1.3%
Cemex SA de C.V. Class B (Building
Materials)..........................                 142,500         419,976
Cemex SA de C.V. CPO (Building
Materials)..........................                   4,275          10,357

24                     See Notes to Financial Statements

Phoenix International Portfolio

                                                   SHARES          VALUE
                                                 -----------   -------------
MEXICO--CONTINUED
Telefonos de Mexico SA Sponsored ADR
Class L (Telephone).................                  43,800   $   2,039,437
                                                               -------------
                                                                   2,469,770
                                                               -------------

NETHERLANDS--7.2%
AKZO Nobel NV (Chemicals)...........                  39,700       1,632,494
ASM Lithography Holding NV
(Electronics (Semiconductors))(b)...                  56,100       1,638,940
Fortis Amev NV (Insurance
(Multi-Line)).......................                  20,000       1,473,843
Getronics NV (Computers (Software &
Services))..........................                  43,700       1,916,164
Koninklijke Ahold NV (Foods)........                  52,900       1,839,561
Koninklijke KPN NV
(Telecommunications (Cellular/
Wireless))..........................                  27,000       1,168,322

Royal Dutch Petroleum Co. (Oil
(International Integrated)).........                  42,500       2,041,876

Verenigde Nederlandse
Uitgeversbedrijven NV
(Publishing)........................                  53,400       1,840,143
                                                               -------------
                                                                  13,551,343
                                                               -------------

NEW ZEALAND--0.2%
Telecom Corporation of New Zealand
Ltd. (Telecommunications
(Cellular/Wireless))................                  80,000         341,918
PHILIPPINES--0.5%
Ayala Land, Inc. (Real Estate
Development)........................               1,250,000         388,641
Philippine Long Distance Telephone
Co. Sponsored ADR (Telephone).......                  18,000         472,500
                                                               -------------
                                                                     861,141
                                                               -------------

SINGAPORE--0.8%
Rothmans Industries Ltd.
(Tobacco)...........................                 150,000         856,112
United Overseas Bank Ltd. (Banks
(Money Center)).....................                 105,000         608,842
                                                               -------------
                                                                   1,464,954
                                                               -------------

SOUTH AFRICA--0.2%
Liberty Life Association of Africa
(Insurance (Life/ Health))..........                  26,000         444,605

                                                   SHARES          VALUE
                                                 -----------   -------------

SPAIN--3.1%
Argentaria, Caja Postal y Banco
Hipotecario de Espana SA (Banks
(Major Regional))...................                  71,400   $   1,667,389

Banco Popular Espanol SA (Banks
(Major Regional))...................                  21,700       1,598,693

Banco Santander SA (Banks (Money
Center))............................                   1,684          34,527
Telefonica SA (Telephone)...........                  55,900       2,634,153
                                                               -------------
                                                                   5,934,762
                                                               -------------

SWEDEN--5.6%
AssiDoman AB (Paper & Forest
Products)...........................                  59,000       1,032,727
Astra AB Class A (Health Care
(Drugs-Major Pharmaceuticals))......                 103,100       1,893,609

ForeningsSparbanken AB (Banks (Major
Regional))..........................                  48,000       1,349,029
Mandamus AB (Real Estate
Development)(b).....................                   2,400          12,721
Skandia Forsakrings AB (Insurance
(Multi-Line)).......................                 134,000       1,907,797
Svenska Handlesbanken Class A (Banks
(Major Regional))...................                  32,900       1,330,194

Telefonaktiebolaget LM Ericsson
Class B (Telecommunications
(Cellular/Wireless))................                  70,000       1,950,077

Volvo AB Class B (Automobiles)......                  50,000       1,164,869
                                                               -------------
                                                                  10,641,023
                                                               -------------

SWITZERLAND--8.1%
Nestle AG (Foods)...................                     830       1,729,801
Novartis AG Registered Shares
(Health Care (Drugs-Major
Pharmaceuticals))...................                   2,540       4,782,499

Roche Holding AG (Health Care
(Drugs-Major Pharmaceuticals))......                     150       1,767,889

Schweizerische
Lebensversicherungs-und
Rentenanstalt Bearer (Insurance
(Life/Health))......................                   2,060       1,444,897

Schweizerische
Rueckersicherungs-Gesellschaft
Registered (Insurance
(Reinsurance))......................                     430       1,090,227

UBS AG (Banks (Money Center)).......                   5,900       1,780,825

                       See Notes to Financial Statements                      25

Phoenix International Portfolio

                                                   SHARES          VALUE
                                                 -----------   -------------
SWITZERLAND--CONTINUED
Zurich Allied AG (Insurance
(Multi-Line)).......................                   3,670   $   2,629,548
                                                               -------------
                                                                  15,225,686
                                                               -------------

TAIWAN--0.2%
Standard Foods Taiwan Ltd. GDR
(Foods).............................                  27,000         307,125

UNITED KINGDOM--21.7%
3I Group PLC (Investment
Banking/Brokerage)..................                  67,000         630,364
Bank of Scotland (Banks (Money
Center))............................                 100,000       1,105,903
Barclays PLC (Banks (Money
Center))............................                  45,000       1,021,309
Bass PLC (Beverages (Alcoholic))....                  45,000         620,956
Berkeley Group PLC (The) (Real
Estate Development).................                  55,000         443,929

BG PLC (Oil & Gas (Exploration &
Production))........................                 112,000         768,124
British Aerospace PLC
(Aerospace/Defense).................                 125,400       1,078,394
British Petroleum Co. PLC (Oil
(International Integrated)).........                 145,000       2,261,736

British Telecommunications PLC
(Telecommunications
(Cellular/Wireless))................                 150,000       2,056,236

Cable & Wireless PLC
(Telecommunications
(Cellular/Wireless))................                 130,000       1,652,251

Compass Group PLC (Foods)...........                 131,000       1,381,701
FirstGroup PLC
(Transportation-Services)...........                 104,000         673,775
GKN PLC (Auto Parts & Equipment)....                  64,000         706,721
Glaxo Wellcome PLC (Health Care
(Drugs-Major Pharmaceuticals))......                  84,000       2,657,929

Granada Group PLC (Leisure Time
(Products)).........................                  55,000         858,808
HSBC Holdings PLC (Banks (Money
Center))............................                  33,000         893,305
Kingfisher PLC (Retail (Department
Stores))............................                 103,800         990,301
Ladbroke Group PLC (Gaming, Lottery
& Parimutuel Companies).............                 143,000         553,504

Legal & General Group PLC (Insurance
(Life/ Health)).....................                  96,000       1,176,548

                                                   SHARES          VALUE
                                                 -----------   -------------
UNITED KINGDOM--CONTINUED

Lloyds TSB Group PLC (Banks (Money
Center))............................                 140,000   $   1,946,884
Logica PLC (Computers (Software &
Services))..........................                 110,000         798,891
National Westminster Bank PLC (Banks
(Money Center)).....................                  65,000       1,186,617

Norwich Union PLC (Insurance
(Life/Health))......................                 106,000         743,596
Rentokil Initial PLC (Services
(Commercial & Consumer))............                 126,000         811,105

Reuters Group PLC (Services
(Commercial & Consumer))............                  76,000         734,484

Rio Tinto PLC (Metals Mining).......                  47,000         550,806
RMC Group PLC (Building
Materials)..........................                  55,000         718,094
Safeway PLC (Foods).................                 138,000         681,071
Schroders PLC (Banks (Money
Center))............................                  38,000         780,272
Shell Transport & Trading Co. PLC
(Oil (International Integrated))....                 160,000         965,271

Siebe PLC (Electrical Equipment)....                 224,800         808,900
SmithKline Beecham PLC (Health Care
(Drugs-Major Pharmaceuticals))......                 110,000       1,350,852

Southern Electric PLC (Electric
Companies)..........................                  85,000         978,600
Tesco PLC (Foods)...................                 352,628       1,041,865
Unilever PLC (Consumer Products
(Miscellaneous))....................                  76,000         790,935
United Utilities PLC (Electric
Companies)..........................                  50,000         728,740
Vodafone Group PLC
(Telecommunications
(Cellular/Wireless))................                 108,000       1,595,471

Woolwich PLC (Banks (Major
Regional))..........................                 190,000       1,209,767
Zeneca Group PLC (Health Care
(Drugs-Major Pharmaceuticals))......                  23,000         956,688
                                                               -------------
                                                                  40,910,703
                                                               -------------
- ----------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $165,539,529)                                   182,986,370
- ----------------------------------------------------------------------------

26                     See Notes to Financial Statements

Phoenix International Portfolio

                                                   SHARES          VALUE
                                                 -----------   -------------
RIGHTS--0.0%

GERMANY--0.0%
Metro AG Rights (Retail (Department
Stores))(b).........................                  13,100   $      28,125
- ----------------------------------------------------------------------------
TOTAL RIGHTS
(IDENTIFIED COST $0)                                                  28,125
- ----------------------------------------------------------------------------

WARRANTS--0.0%
GERMANY--0.0%
Muenchener
Rueckversicherungs-Gesellschaft AG
Warrants (Insurance
(Reinsurance))(b)...................                     176           7,412
- ----------------------------------------------------------------------------
TOTAL WARRANTS
(IDENTIFIED COST $0)                                                   7,412
- ----------------------------------------------------------------------------

FOREIGN PREFERRED STOCKS--0.9%
GERMANY--0.9%
SAP AG Vorzug Pfd. (Computers
(Software & Services))..............                   3,100       1,618,957
- ----------------------------------------------------------------------------
TOTAL FOREIGN PREFERRED STOCKS
(IDENTIFIED COST $752,357)                                         1,618,957
- ----------------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS--97.8%
(IDENTIFIED COST $166,291,886)                                   184,640,864
- ----------------------------------------------------------------------------

                                    STANDARD
                                    & POOR'S         PAR
                                     RATING         VALUE
                                  (Unaudited)       (000)          VALUE
                                  ------------   -----------   -------------

SHORT-TERM OBLIGATIONS--2.9%

COMMERCIAL PAPER--2.9%
Home Products Inc., 5.25%,
12/01/98........................      A-1+       $     1,700   $   1,700,000
Marsh & McLennan Co., Inc.
4.85%, 12/02/98.................      A-1+             2,235       2,234,699

Preferred Receivables Funding
5.05%, 12/02/98.................      A-1              1,610       1,609,774
                                                               -------------
                                                                   5,544,473
                                                               -------------
- ----------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $5,544,473)                                       5,544,473
- ----------------------------------------------------------------------------

TOTAL INVESTMENTS--100.7%
(IDENTIFIED COST $171,836,359)                                   190,185,337(a)
Cash and receivables, less liabilities--(0.7%)                    (1,407,840)
                                                               -------------
NET ASSETS--100.0%                                             $ 188,777,497
                                                               -------------
                                                               -------------

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $25,612,280 and gross depreciation of $7,326,527 for federal income tax purposes. At November 30, 1998, the aggregate cost of securities for federal income tax purposes was $171,899,584.
(b)  Non-income producing.
(c) Security valued at fair value as determined in good faith by or under the direction of the directors.

                       See Notes to Financial Statements                      27

Phoenix International Portfolio

                            INDUSTRY DIVERSIFICATION
                       AS A PERCENTAGE OF TOTAL VALUE OF
                          TOTAL LONG-TERM INVESTMENTS
                                  (UNAUDITED)

Aerospace/Defense........................................................    0.6%
Aluminum.................................................................    0.9
Auto Parts & Equipment...................................................    0.4
Automobiles..............................................................    4.4
Banks (Major Regional)...................................................    4.9
Banks (Money Center).....................................................    8.4
Beverages (Alcoholic)....................................................    0.5
Beverages (Non-Alcoholic)................................................    0.7
Building Materials.......................................................    1.4
Chemicals................................................................    3.2
Chemicals (Specialty)....................................................    0.5
Communications Equipment.................................................    3.3
Computers (Software & Services)..........................................    2.8
Consumer Finance.........................................................    1.0
Consumer Products (Miscellaneous)........................................    0.4
Diversified Miscellaneous................................................    0.7
Health Care (Drugs-Major Pharmaceuticals)................................    8.3
Health Care (Medical Products & Supplies)................................    0.7
Electric Companies.......................................................    1.6
Electrical Equipment.....................................................    0.4
Electronics (Component Distributors).....................................    1.0
Electronics (Semiconductors).............................................    1.7
Foods....................................................................    5.7
Gaming, Lottery & Parimutuel Companies...................................    0.3
Insurance (Life/Health)..................................................    3.1
Insurance (Multi-Line)...................................................    4.4
Insurance (Property-Casualty)............................................    0.6
Insurance (Reinsurance)..................................................    1.7%
Investment Banking/Brokerage.............................................    1.4
Leisure Time (Products)..................................................    0.5
Machinery (Diversified)..................................................    2.1
Metals Mining............................................................    0.3
Office Equipment & Supplies..............................................    0.9
Oil & Gas (Drilling & Equipment).........................................    0.4
Oil & Gas (Exploration & Production).....................................    0.4
Oil (International Integrated)...........................................    5.0
Paper & Forest Products..................................................    0.6
Personal Care............................................................    1.0
Photography/Imaging......................................................    0.9
Publishing...............................................................    1.0
Real Estate Development..................................................    0.5
Retail (Building Supplies)...............................................    0.5
Retail (Department Stores)...............................................    2.4
Retail (General Merchandise).............................................    1.0
Services (Commercial & Consumer).........................................    2.0
Specialty Printing.......................................................    0.8
Telecommunications (Long Distance).......................................    0.6
Telecommunications (Cellular/Wireless)...................................    8.2
Telephone................................................................    4.5
Textiles (Apparel).......................................................    0.5
Tobacco..................................................................    0.5
Transportation--Services.................................................    0.4
                                                                           -----
                                                                           100.0%
                                                                           -----
                                                                           -----

28                     See Notes to Financial Statements

Phoenix International Portfolio

                      STATEMENT OF ASSETS AND LIABILITIES
                               NOVEMBER 30, 1998

ASSETS
Investment securities at value
  (Identified cost $171,836,359)                                    $  190,185,337
Cash                                                                     1,202,278
Foreign currency at value
  (Identified cost $576,607)                                               584,199
Receivables
  Investment securities sold                                             3,991,994
  Fund shares sold                                                         604,657
  Dividends and interest                                                   170,380
  Tax reclaim                                                              169,985
                                                                    --------------
    Total assets                                                       196,908,830
                                                                    --------------
LIABILITIES
Payables
  Fund shares repurchased                                                5,583,952
  Investment securities purchased                                        2,143,991
  Investment advisory fee                                                  119,430
  Distribution fee                                                          50,212
  Transfer agent fee                                                        45,394
  Financial agent fee                                                        6,602
  Trustees' fee                                                              5,514
Accrued expenses                                                           176,238
                                                                    --------------
    Total liabilities                                                    8,131,333
                                                                    --------------
NET ASSETS                                                          $  188,777,497
                                                                    --------------
                                                                    --------------
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                    $  132,064,884
Undistributed net investment income                                        805,667
Accumulated net realized gain                                           37,536,027
Net unrealized appreciation                                             18,370,919
                                                                    --------------
NET ASSETS                                                          $  188,777,497
                                                                    --------------
                                                                    --------------
CLASS A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $171,462,754)                     10,731,189
Net asset value per share                                                   $15.98
Offering price per share $15.98/(1-4.75%)                                   $16.78
CLASS B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $17,314,743)                       1,121,391
Net asset value and offering price per share                                $15.44

                            STATEMENT OF OPERATIONS
                          YEAR ENDED NOVEMBER 30, 1998

INVESTMENT INCOME
Dividends                                                           $    2,953,335
Interest                                                                   515,499
Foreign taxes withheld                                                    (290,037)
                                                                    --------------
    Total investment income                                              3,178,797
                                                                    --------------
EXPENSES
Investment advisory fee                                                  1,350,786
Distribution fee, Class A                                                  414,622
Distribution fee, Class B                                                  142,559
Financial agent fee                                                        127,252
Transfer agent                                                             192,676
Custodian                                                                  184,310
Professional                                                                47,799
Printing                                                                    40,125
Registration                                                                28,080
Trustees                                                                    21,998
Miscellaneous                                                               16,440
                                                                    --------------
    Total expenses                                                       2,566,647
                                                                    --------------
NET INVESTMENT INCOME                                                      612,150
                                                                    --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on securities                                         39,063,948
Net realized gain on foreign currency transactions                         525,954
Net change in unrealized appreciation (depreciation) on
  investments                                                             (654,741)
Net change in unrealized appreciation (depreciation) on foreign
  currency and foreign currency transactions                                20,093
                                                                    --------------
NET GAIN ON INVESTMENTS                                                 38,955,254
                                                                    --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $   39,567,404
                                                                    --------------
                                                                    --------------

                       See Notes to Financial Statements                      29

Phoenix International Portfolio

                       STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended       Year Ended
                                                     November 30,     November 30,
                                                         1998             1997
                                                    --------------   --------------
FROM OPERATIONS
  Net investment income                             $     612,150    $     234,826
  Net realized gain                                    39,589,902       11,443,109
  Net change in unrealized appreciation
    (depreciation)                                       (634,648)        (622,326)
                                                    --------------   --------------
  INCREASE IN NET ASSETS RESULTING FROM OPERATIONS     39,567,404       11,055,609
                                                    --------------   --------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income, Class A                               --       (2,608,239)
  Net investment income, Class B                               --         (129,259)
  Net realized gains, Class A                         (12,005,464)     (12,021,547)
  Net realized gains, Class B                            (942,871)        (658,133)
                                                    --------------   --------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
    SHAREHOLDERS                                      (12,948,335)     (15,417,178)
                                                    --------------   --------------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares (14,403,040 and
    4,286,206 shares, respectively)                   222,721,708       59,385,258
  Net asset value of shares issued from
    reinvestment of distributions
    (829,298 and 1,013,490 shares, respectively)       10,631,599       12,960,134
  Cost of shares repurchased (13,954,794 and
    5,208,361 shares, respectively)                  (218,052,596)     (72,329,439)
                                                    --------------   --------------
Total                                                  15,300,711           15,953
                                                    --------------   --------------
CLASS B
  Proceeds from sales of shares (1,090,651 and
    728,032 shares, respectively)                      16,507,911        9,939,001
  Net asset value of shares issued from
    reinvestment of distributions
    (68,327 and 56,632 shares, respectively)              852,722          713,037
  Cost of shares repurchased (786,659 and 524,764
    shares, respectively)                             (12,000,603)      (7,287,447)
                                                    --------------   --------------
Total                                                   5,360,030        3,364,591
                                                    --------------   --------------
  INCREASE IN NET ASSETS FROM SHARE TRANSACTIONS       20,660,741        3,380,544
                                                    --------------   --------------
  NET INCREASE (DECREASE) IN NET ASSETS                47,279,810         (981,025)
NET ASSETS
  Beginning of period                                 141,497,687      142,478,712
                                                    --------------   --------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET
    INVESTMENT INCOME AND DISTRIBUTIONS IN EXCESS
    OF NET INVESTMENT INCOME OF $805,667 AND
    ($332,438), RESPECTIVELY)                       $ 188,777,497    $ 141,497,687
                                                    --------------   --------------
                                                    --------------   --------------

30                     See Notes to Financial Statements

Phoenix International Portfolio

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                          CLASS A
                                           ----------------------------------------------------------------------
                                                                   YEAR ENDED NOVEMBER 30
                                           ----------------------------------------------------------------------
                                                 1998           1997           1996           1995           1994
Net asset value, beginning of period       $    13.89     $    14.48     $    12.20     $    12.63     $    11.16
INCOME FROM INVESTMENT OPERATIONS(5)
  Net investment income (loss)                   0.06(1)        0.03(1)        0.04(1)        0.03(1)       (0.01)
  Net realized and unrealized gain               3.27           1.01           2.28           0.42           1.48
                                           ----------          -----          -----          -----          -----
      TOTAL FROM INVESTMENT OPERATIONS           3.33           1.04           2.32           0.45           1.47
                                           ----------          -----          -----          -----          -----
LESS DISTRIBUTIONS
  Dividends from net investment income             --          (0.29)            --             --             --
  Dividends from net realized gains             (1.24)         (1.34)         (0.04)         (0.88)            --
                                           ----------          -----          -----          -----          -----
      TOTAL DISTRIBUTIONS                       (1.24)         (1.63)         (0.04)         (0.88)            --
                                           ----------          -----          -----          -----          -----
Change in net asset value                        2.09          (0.59)          2.28          (0.43)          1.47
                                           ----------          -----          -----          -----          -----
NET ASSET VALUE, END OF PERIOD             $    15.98     $    13.89     $    14.48     $    12.20     $    12.63
                                           ----------          -----          -----          -----          -----
                                           ----------          -----          -----          -----          -----
Total return(2)                                 26.17%          8.21%         19.03%          4.12%         13.17%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands)      $171,463       $131,338       $135,524       $129,352       $167,918

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                             1.37%          1.56%          1.57%          1.70%          1.47%
  Net investment income                          0.40%          0.22%          0.33%          0.23%          0.20%
Portfolio turnover                                104%           167%           151%           236%           186%

                                                                          CLASS B
                                           ----------------------------------------------------------------------
                                                                                                          FROM
                                                           YEAR ENDED NOVEMBER 30                      INCEPTION
                                           -------------------------------------------------------     7/15/94 TO
                                                 1998           1997           1996           1995      11/30/94
Net asset value, beginning of period       $    13.56     $    14.22     $    12.07     $    12.60     $    12.80
INCOME FROM INVESTMENT OPERATIONS(5)
  Net investment income (loss)                  (0.05)(1)      (0.08)(1)      (0.05)(1)      (0.07)(1)      (0.01)
  Net realized and unrealized gain
    (loss)                                       3.17           1.00           2.24           0.42          (0.19)
                                           ----------          -----          -----          -----          -----
      TOTAL FROM INVESTMENT OPERATIONS           3.12           0.92           2.19           0.35          (0.20)
                                           ----------          -----          -----          -----          -----
LESS DISTRIBUTIONS
  Dividends from net investment income             --          (0.24)            --             --             --
  Dividends from net realized gains             (1.24)         (1.34)         (0.04)         (0.88)            --
                                           ----------          -----          -----          -----          -----
      TOTAL DISTRIBUTIONS                       (1.24)         (1.58)         (0.04)         (0.88)            --
                                           ----------          -----          -----          -----          -----
Change in net asset value                        1.88          (0.66)          2.15          (0.53)         (0.20)
                                           ----------          -----          -----          -----          -----
NET ASSET VALUE, END OF PERIOD             $    15.44     $    13.56     $    14.22     $    12.07     $    12.60
                                           ----------          -----          -----          -----          -----
                                           ----------          -----          -----          -----          -----
Total return(2)                                 25.17%          7.37%         18.16%          3.28%         (1.56)%(4)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)         $17,315        $10,159         $6,955         $3,261         $1,991

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                             2.11%          2.31%          2.31%          2.50%          1.93%(3)
  Net investment income                         (0.34)%        (0.55)%        (0.39)%        (0.61)%         0.36%(3)
Portfolio turnover                                104%           167%           151%           236%           186%

(1)  Computed using average shares outstanding.
(2)  Maximum sales charges are not reflected in total return calculation.
(3)  Annualized.
(4)  Not annualized.
(5) Distributions are made in accordance with the prospectus; however, class level per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.

                       See Notes to Financial Statements                      31

PHOENIX REAL ESTATE SECURITIES PORTFOLIO

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGER, MICHAEL SCHATT

Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: Phoenix Real Estate Securities Portfolio is appropriate for investors seeking investment in a diversified portfolio of real estate investment trusts and real estate operating companies. The Fund's objective is to emphasize appreciation and current yield equally. Investors should note that real estate investing involves certain risks, including refinancing, economic impact on the industry, changes in the value of properties owned, dependency on management skills and liquidity risks similar to those associated with small company investing.

Q: HOW DID THE FUND PERFORM FOR THE PAST FISCAL YEAR?

A: For the 12 months ended November 30, 1998, the Real Estate Securities Portfolio provided a return of (17.42)% for Class A shares and (18.01)% for Class B shares. The return for the NAREIT Equity Total Return Index(1) for the fiscal year was (13.37)%. All performance figures assume reinvestment of distributions and exclude the effect of sales charges.

Q: HOW WAS THE GENERAL MARKET ENVIRONMENT FOR REITS?

A: The year has clearly been disappointing from a stock price performance perspective. However, growth expectations in funds from operations (FFO)--the proxy for earnings--which one year ago we indicated should be 9% to 12% per share, have been met to date. Despite the negative press and broad-brush strokes of criticism, the bottom line earnings were delivered overall. In fact, FFO per share has grown by over 12% in the last two quarters. This compares to flat to negative earnings growth for the broader market for the last two quarters.

    Earnings growth for equity REITs has peaked in this year as we have moved closer to equilibrium in the real estate cycle. This is not a surprise, but the level of erosion of investor confidence in the sector has been. Some of the concerns that surfaced in 1998 were valid, but others were exaggerated and were frequently used to critique all equity REITs (over 170 NYSE-listed companies in 14 sectors). The concerns included the threats of overbuilding, legislative action and a softening economy. They also included legitimate questions about a lack of demonstrated discipline by some equity REITs in issuing additional common shares and debt.

    More than a few management teams did not recognize when their cost of capital was greater than the return available in the market for acquisitions, development or redevelopment. The capital markets ultimately disciplined them and private developers appropriately. However, discipline was meted out throughout the sector with very little distinction between offending REITs and REITs with demonstrated fiscal responsibility.

Q: WHAT FACTORS AFFECTED PERFORMANCE?

A: Larger, more liquid equity REITs underperformed their peers overall this past year, as investors were net sellers. Last years "growth" REITs, with significant imbedded internal growth, were nevertheless abandoned by investors who no

(1) THE NAREIT (NATIONAL ASSOCIATION OF REAL ESTATE INVESTMENT TRUSTS) EQUITY TOTAL RETURN INDEX IS AN UNMANAGED, COMMONLY USED MEASURE OF REAL ESTATE EQUITY MARKET TOTAL RETURN PERFORMANCE. THE INDEX IS NOT AVAILABLE FOR DIRECT INVESTMENT.

longer saw growth and momentum in those names. As we favor visible earnings, particularly from internal growth, we were overweight in those companies. We were also overweight in the two sectors that experienced the most multiple contraction, office and hotels. The office and hotel sectors had the highest earnings growth per share this year and traded at the deepest discount to net asset value, but they were also subject to the largest swings on changes of sentiment or fundamentals. These reasons caused us to underperform our benchmark for the year.

Q: WHAT IS YOUR OUTLOOK FOR THE REIT MARKET?

A: Equity REITs experienced a multiple contraction of 21% versus the broader market's multiple expansion of 20%. Equity REITs have also seen a decline in earnings growth expectations from 9%-12% one year ago to 7%-9% today. Keep in mind that the expectations of earnings growth for equity REITs were delivered this year, whereas the broader market is expected to miss the original forecast of 6.9% and deliver something under 2%.

    Conservative growth estimates of funds from operations per share range from 5% to 7% in 1999 assuming no external growth and 7%-9% assuming modest external growth in 1999. Equity REIT earnings fundamentals should, in our opinion, continue to beat the broader market. In addition the dividend payout ratio as a percentage of cash flow is at its lowest in the history of equity REITs, thus allowing companies to retain cash flow in capital constrained times.

    Based on this, we believe the broader market is expensive relative to REITs. Last year we could not make the claim that real estate was cheaper on Wall Street, than Main Street. This year we can. Whether one is looking at office or industrial property values per square foot, apartment values per unit, hotel values per key, health-care property values per bed, discounts to net asset value, or FFO yield versus cap rates, equity REITs are cheaper today than private market real estate.

    Given the earnings expectation for the broader stock market combined with its record high multiple and a return to a rational level of investor sentiment, we believe equity REITs offer an attractive alternative to the broader market with continued attractive yields.

                                                               DECEMBER 16, 1998

Phoenix Real Estate Securities Portfolio

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURNS(1)                          PERIODS ENDING 11/30/98

                                                                        INCEPTION     INCEPTION
                                                         1 YEAR        TO 11/30/98       DATE
Class A Shares at NAV(2)                                 (17.42)%         12.21%       03/01/95
Class A Shares at POP(3)                                 (21.36)          10.76%       03/01/95
Class B Shares at NAV(2)                                 (18.01)          11.37%       03/01/95
Class B Shares with CDSC(4)                              (20.88)          10.99%       03/01/95
NAREIT Index(6)                                          (13.37)          13.02%       03/01/95

(1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.

(2) "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.

(3) "POP" (Public Offering Price) total returns include the effect of the maximum front-end 4.75% sales charge.

(4) CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period.

(5) This chart illustrates POP returns on Class A Shares and Class B Shares since inception of the fund on 3/1/95.

(6) The National Association of Real Estate Investment Trusts (NAREIT) Equity Total Return Index is a commonly used, unmanaged indicator of REIT performance. The index does not reflect sales charges.

All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

GROWTH OF $10,000                     PERIODS ENDING 11/30

                     Phoenix Real             Phoenix Real
                   Estate Class A(5)        Estate Class B(5)   NAREIT Index(6)
3/1/95                $9,523.81                 $10,000.00         $10,000.00
11/30/95             $10,463.41                 $10,921.40         $10,903.00
11/30/96             $13,518.67                 $14,006.49         $14,087.45
11/30/97             $17,769.30                 $18,270.25         $18,275.16
11/30/98             $14,673.78                 $14,783.89         $15,831.31

This growth of $10,000 chart assumes an initial investment of $10,000 made on 3/1/95 in Class A shares and reflects the maximum sales charge of 4.75% on the initial investment. Class B shares reflect the 5% contingent deferred sales charge (CDSC), which is applicable on all shares redeemed during the first year after purchase and 4% for all shares redeemed during the second year after purchase (scaled down to 3% - third year, 2% - 4th and 5th YEARS, and 0% thereafter). Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges.

SECTOR WEIGHTINGS                            11/30/98
As a percentage of net assets

Office/Industrial                               44%
Diversified                                     17%
Apartments                                      14%
Regional Malls                                   6%
Manufactured Homes                               5%
Other                                           14%

Phoenix Real Estate Securities Portfolio

TEN LARGEST HOLDINGS AT NOVEMBER 30, 1998 (AS A PERCENTAGE OF TOTAL NET ASSETS)

    1.  Vornado Realty Trust                                           7.1%
        DIVERSIFIED REIT
    2.  Boston Properties, Inc.                                        6.6%
        OFFICE/INDUSTRIAL REIT
    3.  Spieker Properties, Inc.                                       6.5%
        OFFICE/INDUSTRIAL REIT
    4.  Crescent Real Estate Equities Co.                              5.4%
        DIVERSIFIED REIT
    5.  Equity Residential Properties Trust                            5.3%
        APARTMENT REIT
    6.  Duke Realty Investments, Inc.                                  4.8%
        OFFICE/INDUSTRIAL REIT
    7.  Mack-Cali Realty Corp.                                         3.9%
        OFFICE/INDUSTRIAL REIT
    8.  TriNet Corporate Realty Trust, Inc.                            3.7%
        OFFICE/INDUSTRIAL REIT
    9.  Highwoods Properties, Inc.                                     3.6%
        OFFICE/INDUSTRIAL REIT
   10.  Colonial Properties Trust                                      3.4%
        DIVERSIFIED REIT

                        INVESTMENTS AT NOVEMBER 30, 1998

                                                       SHARES         VALUE
                                                     -----------   ------------

COMMON STOCKS--98.7%

REAL ESTATE INVESTMENT TRUSTS--98.4%

COMMERCIAL--45.8%

OFFICE/INDUSTRIAL--43.4%
Alexandria Real Estate Equities, Inc....                  30,000   $    926,250
Boston Properties, Inc..................                  92,200      2,910,062
Duke Realty Investments, Inc............                  93,400      2,119,012
Equity Office Properties Trust..........                  40,360      1,014,045
First Industrial Realty Trust, Inc......                  59,000      1,427,062
Highwoods Properties, Inc...............                  58,000      1,576,875
Mack-Cali Realty Corp...................                  57,900      1,718,906
Reckson Associates Realty Corp..........                  60,700      1,399,894
Spieker Properties, Inc.................                  79,400      2,868,325
TriNet Corporate Realty Trust, Inc......                  60,000      1,608,750
Weeks Corp..............................                  37,300      1,067,712
                                                                   ------------
                                                                     18,636,893
                                                                   ------------
STORAGE--2.4%
Storage USA, Inc........................                  31,700      1,006,475
- -------------------------------------------------------------------------------
TOTAL COMMERCIAL                                                     19,643,368
- -------------------------------------------------------------------------------

DIVERSIFIED--16.3%
Colonial Properties Trust...............                  55,000      1,488,438
Crescent Real Estate Equities Co........                  96,400      2,391,925
Vornado Realty Trust....................                  81,500      3,097,000
                                                                   ------------
                                                                      6,977,363
                                                                   ------------

                                                       SHARES         VALUE
                                                     -----------   ------------

HEALTH CARE--3.9%
Nationwide Health Properties, Inc.......                  56,400   $  1,261,950
OMEGA Healthcare Investors, Inc.........                  14,000        425,250
                                                                   ------------
                                                                      1,687,200
                                                                   ------------

HOTELS--2.9%
Patriot American Hospitality, Inc.......                  55,301        407,845
Starwood Hotels & Resorts...............                  27,600        838,350
                                                                   ------------
                                                                      1,246,195
                                                                   ------------

RESIDENTIAL--18.4%

APARTMENTS--13.9%
Avalonbay Communities, Inc..............                  40,700      1,378,713
Equity Residential Properties Trust.....                  54,800      2,318,725
Essex Property Trust, Inc...............                  38,400      1,188,000
Irvine Apartment Communities, Inc.......                  40,500      1,085,906
                                                                   ------------
                                                                      5,971,344
                                                                   ------------

MANUFACTURED HOMES--4.5%
Manufactured Home Communities, Inc......                  41,500      1,016,750
Sun Communities, Inc....................                  28,200        918,263
                                                                   ------------
                                                                      1,935,013
                                                                   ------------
- -------------------------------------------------------------------------------
TOTAL RESIDENTIAL                                                     7,906,357
- -------------------------------------------------------------------------------

                       See Notes to Financial Statements                      35

Phoenix Real Estate Securities Portfolio

                                                       SHARES         VALUE
                                                     -----------   ------------
RETAIL--11.1%

FACTORY OUTLET--2.5%
Chelsea GCA Realty, Inc.................                  31,600   $  1,068,475
REGIONAL MALLS--6.4%
Macerich Co. (The)......................                  43,800      1,166,175
Simon Property Group, Inc...............                  22,208        657,912
Urban Shopping Centers, Inc.............                  28,000        920,500
                                                                   ------------
                                                                      2,744,587
                                                                   ------------

STRIP CENTERS--2.2%
Developers Diversified Realty Corp......                  49,200        950,175
- -------------------------------------------------------------------------------
TOTAL RETAIL                                                          4,763,237
- -------------------------------------------------------------------------------
TOTAL REAL ESTATE INVESTMENT TRUSTS
(IDENTIFIED COST $43,212,338)                                        42,223,720
- -------------------------------------------------------------------------------

REAL ESTATE OPERATING COMPANIES--0.3%

COMMERCIAL--0.2%

OFFICE/INDUSTRIAL--0.2%
Reckson Services Industries, Inc........                  29,136         85,587

DIVERSIFIED--0.1%
Vornado Operating Inc.(b)...............                   4,075         25,978

HEALTH CARE--0.0%
OMEGA Worldwide, Inc.(b)................                   4,641         21,176
- -------------------------------------------------------------------------------
TOTAL REAL ESTATE OPERATING COMPANIES
(IDENTIFIED COST $122,775)                                              132,741
- -------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $43,335,113)                                        42,356,461
- -------------------------------------------------------------------------------

                                            STANDARD
                                            & POOR'S      PAR
                                             RATING      VALUE
                                          (Unaudited)    (000)        VALUE
                                          ------------   ------   -------------

SHORT-TERM OBLIGATIONS--1.9%

COMMERCIAL PAPER--1.9%
Exxon Imperial, Inc. 5.32%, 12/1/98.....      A-1+        $820    $     820,000
- -------------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $820,000)                                              820,000
- -------------------------------------------------------------------------------

TOTAL INVESTMENTS--100.6%
(IDENTIFIED COST $44,155,113)                                        43,176,461(a)
Cash and receivables, less liabilities--(0.6)%                         (252,796)
                                                                  -------------
NET ASSETS--100.0%                                                $  42,923,665
                                                                  -------------
                                                                  -------------

(a) Federal Income Tax Information: Net depreciation of investment securities is comprised of gross appreciation of $4,041,966 and gross depreciation of $5,021,622 for federal income tax purposes. At November 30, 1998, the aggregate cost of securities for federal income tax purpose was $44,156,117.
(b)  Non-income producing.

36                     See Notes to Financial Statements

Phoenix Real Estate Securities Portfolio

                      STATEMENT OF ASSETS AND LIABILITIES
                               NOVEMBER 30, 1998

ASSETS
Investment securities at value
  (Identified cost $44,155,113)                               $   43,176,461
Cash                                                                   4,134
Receivables
  Dividends and interest                                              59,631
  Fund shares sold                                                    15,882
                                                              --------------
    Total assets                                                  43,256,108
                                                              --------------
LIABILITIES
Payables
  Fund shares repurchased                                            209,329
  Distribution fee                                                    20,136
  Investment advisory fee                                             15,045
  Transfer agent fee                                                   5,624
  Financial agent fee                                                  5,533
  Trustees' fee                                                        5,515
Accrued expenses                                                      71,261
                                                              --------------
    Total liabilities                                                332,443
                                                              --------------
NET ASSETS                                                    $   42,923,665
                                                              --------------
                                                              --------------
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $   43,409,899
Undistributed net investment income                                  563,936
Accumulated net realized loss                                        (71,518)
Net unrealized depreciation                                         (978,652)
                                                              --------------
NET ASSETS                                                    $   42,923,665
                                                              --------------
                                                              --------------
CLASS A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $24,686,262)                 2,015,284
Net asset value per share                                             $12.25
Offering price per share $12.25/(1-4.75%)                             $12.86
CLASS B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $18,237,403)                 1,496,083
Net asset value and offering price per share                          $12.19

                            STATEMENT OF OPERATIONS
                          YEAR ENDED NOVEMBER 30, 1998

INVESTMENT INCOME
Dividends                                                     $    2,674,086
Interest                                                              40,807
                                                              --------------
    Total investment income                                        2,714,893
                                                              --------------
EXPENSES
Investment advisory fee                                              398,336
Distribution fee, Class A                                             77,859
Distribution fee, Class B                                            219,679
Financial agent fee                                                   74,616
Transfer agent                                                        86,663
Professional                                                          33,199
Registration                                                          24,441
Printing                                                              21,794
Trustees                                                              20,071
Custodian                                                              9,930
Miscellaneous                                                          5,549
                                                              --------------
    Total expenses                                                   972,137
    Less expenses borne by investment adviser                       (111,386)
                                                              --------------
    Net expenses                                                     860,751
                                                              --------------
NET INVESTMENT INCOME                                              1,854,142
                                                              --------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on securities                                      (70,514)
Net change in unrealized appreciation (depreciation) on
  investments                                                    (12,098,214)
                                                              --------------
NET LOSS ON INVESTMENTS                                          (12,168,728)
                                                              --------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS          $  (10,314,586)
                                                              --------------
                                                              --------------

                       See Notes to Financial Statements                      37

Phoenix Real Estate Securities Portfolio

                       STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended       Year Ended
                                                     November 30,     November 30,
                                                         1998             1997
                                                    --------------   --------------
FROM OPERATIONS
  Net investment income                             $   1,854,142    $   1,449,798
  Net realized gain (loss)                                (70,514)       3,771,039
  Net change in unrealized appreciation
    (depreciation)                                    (12,098,214)       6,590,856
                                                    --------------   --------------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
    OPERATIONS                                        (10,314,586)      11,811,693
                                                    --------------   --------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income, Class A                         (967,687)      (1,017,253)
  Net investment income, Class B                         (535,003)        (412,660)
  Net realized gains, Class A                          (2,254,756)        (436,592)
  Net realized gains, Class B                          (1,514,857)        (164,397)
                                                    --------------   --------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
    SHAREHOLDERS                                       (5,272,303)      (2,030,902)
                                                    --------------   --------------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares (445,657 and
    1,072,429 shares, respectively)                     6,419,885       15,754,217
  Net asset value of shares issued from
    reinvestment of distributions
    (207,094 and 96,059 shares, respectively)           3,035,928        1,368,531
  Cost of shares repurchased (855,051 and 692,074
    shares, respectively)                             (11,951,570)     (10,024,000)
                                                    --------------   --------------
Total                                                  (2,495,757)       7,098,748
                                                    --------------   --------------
CLASS B
  Proceeds from sales of shares (362,036 and
    851,567 shares, respectively)                       5,231,142       12,428,285
  Net asset value of shares issued from
    reinvestment of distributions
    (120,031 and 32,975 shares, respectively)           1,757,836          472,566
  Cost of shares repurchased (400,698 and 100,202
    shares, respectively)                              (5,408,854)      (1,484,452)
                                                    --------------   --------------
Total                                                   1,580,124       11,416,399
                                                    --------------   --------------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE
    TRANSACTIONS                                         (915,633)      18,515,147
                                                    --------------   --------------
  NET INCREASE (DECREASE) IN NET ASSETS               (16,502,522)      28,295,938
NET ASSETS
  Beginning of period                                  59,426,187       31,130,249
                                                    --------------   --------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET
    INVESTMENT INCOME OF $563,936 AND $212,484,
    RESPECTIVELY)                                   $  42,923,665    $  59,426,187
                                                    --------------   --------------
                                                    --------------   --------------

38                     See Notes to Financial Statements

Phoenix Real Estate Securities Portfolio

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                  CLASS A
                                       -------------------------------------------------------------
                                                                                             FROM
                                                  YEAR ENDED NOVEMBER 30                  INCEPTION
                                       --------------------------------------------       3/1/95 TO
                                             1998             1997             1996        11/30/95
                                                                                          ----------
Net asset value, beginning of period   $    16.39       $    13.14       $    10.72       $   10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                      0.55(4)(5)       0.49(4)(5)       0.53(5)         0.43(4)(5)
  Net realized and unrealized gain
    (loss)                                  (3.18)            3.52             2.50            0.55
                                       ----------            -----            -----       ----------
      TOTAL FROM INVESTMENT
        OPERATIONS                          (2.63)            4.01             3.03            0.98
                                       ----------            -----            -----       ----------
LESS DISTRIBUTIONS
  Dividends from net investment
    income                                  (0.44)           (0.51)           (0.59)          (0.26)
  Dividends from net realized gains         (1.07)           (0.25)           (0.02)             --
                                       ----------            -----            -----       ----------
      TOTAL DISTRIBUTIONS                   (1.51)           (0.76)           (0.61)          (0.26)
                                       ----------            -----            -----       ----------
Change in net asset value                   (4.14)            3.25             2.42            0.72
                                       ----------            -----            -----       ----------
NET ASSET VALUE, END OF PERIOD         $    12.25       $    16.39       $    13.14       $   10.72
                                       ----------            -----            -----       ----------
                                       ----------            -----            -----       ----------
Total return(1)                            (17.42)%          31.44%           29.20%           9.87%(3)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                             $24,686          $36,336          $22,872         $13,842
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                         1.31%            1.30%            1.30%           1.30%(2)
  Net investment income                      3.79%            3.34%            4.55%           5.79%(2)
Portfolio turnover                             11%              54%              24%              9%(3)

                                                                  CLASS B
                                       -------------------------------------------------------------
                                                                                             FROM
                                                  YEAR ENDED NOVEMBER 30                  INCEPTION
                                       --------------------------------------------       3/1/95 TO
                                             1998             1997             1996        11/30/95
                                                                                          ----------
Net asset value, beginning of period   $    16.32       $    13.10       $    10.68       $   10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                      0.43(4)(6)       0.38(4)(6)       0.46(6)         0.36(4)(6)
  Net realized and unrealized gain
    (loss)                                  (3.15)            3.50             2.47            0.56
                                       ----------            -----            -----           -----
      TOTAL FROM INVESTMENT
        OPERATIONS                          (2.72)            3.88             2.93            0.92
                                       ----------            -----            -----           -----
LESS DISTRIBUTIONS
  Dividends from net investment
    income                                  (0.34)           (0.41)           (0.49)          (0.24)
  Dividends from net realized gains         (1.07)           (0.25)           (0.02)             --
                                       ----------            -----            -----           -----
      TOTAL DISTRIBUTIONS                   (1.41)           (0.66)           (0.51)          (0.24)
                                       ----------            -----            -----           -----
Change in net asset value                   (4.13)            3.22             2.42            0.68
                                       ----------            -----            -----           -----
NET ASSET VALUE, END OF PERIOD         $    12.19       $    16.32       $    13.10       $   10.68
                                       ----------            -----            -----           -----
                                       ----------            -----            -----           -----
Total return(1)                            (18.01)%          30.44%           28.25%           9.21%(3)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                             $18,237          $23,091           $8,259          $2.239
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                         2.06%            2.05%            2.05%           2.05%(2)
  Net investment income                      3.07%            2.55%            3.95%           5.03%(2)
Portfolio turnover                             11%              54%              24%              9%(3)

(1)  Maximum sales charges are not reflected in the total return calculation.
(2)  Annualized.
(3)  Not annualized.
(4)  Computed using average shares outstanding.
(5) Includes reimbursement of operating expenses by investment adviser of $0.02, $0.04, $0.07 and $0.12, respectively.
(6) Includes reimbursement of operating expenses by investment adviser of $0.02, $0.04, $0.07 and $0.12, respectively.

                       See Notes to Financial Statements

PHOENIX EMERGING MARKETS BOND PORTFOLIO

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGER, PETER S. LANNIGAN, CFA

Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: Phoenix Emerging Markets Bond Portfolio seeks as its primary investment objective high current income. The secondary objective is long-term capital appreciation. The Fund invests in high-yield, high-risk debt securities issued by governments and corporations in emerging markets. Debt securities issued by foreign issuers entail greater risks of default, untimely interest and principal payments, and price volatility than higher-rated securities and may present problems of liquidation and valuation.

Q: HOW DID THE FUND PERFORM OVER THE LAST YEAR?

A: For the 12 months ended November 30, 1998, Class A shares returned (27.20)% and Class B shares returned (27.86)% compared with a return of (9.13)% for the J.P. Morgan Emerging Market Bond Index Plus(1). Since their inception on March 26, 1998, Class C shares returned (35.33)%, while the J.P. Morgan Emerging Market Bond Index Plus was down (16.51)% since March 31, 1998.

Q: WHAT WERE SOME OF THE FACTORS THAT AFFECTED PERFORMANCE?

A: During this reporting period, emerging markets worldwide experienced declines touched off by troubles in Southeast Asia that began last year. As has been widely reported by the press, the continuing global financial crisis has forced many foreign governments to devalue their currencies, and the devaluation of Russia's currency had a negative impact on the Fund. Russia had very strong results in the beginning of the year, but second-half results have been very laggard. Although short-term performance has been disappointing, we believe the long-term outlook will be positive once the global situation stabilizes.

Q: WHAT IS YOUR OUTLOOK FOR EMERGING MARKETS?

A: Despite recent weakness, our long-term outlook is constructive. It is important at times like this to keep a long-term perspective as, we believe, extreme market moves generally tend to reverse themselves over time. We have seen a number of market events like this over the last decade; for example, the "junk" bond panic of 1990-91 and the Mexican peso devaluation in 1994-95. Although both of these events triggered dips in the market, long-term investors were rewarded for their patience and conviction. Of course, past performance is no guarantee of future performance, and there can be no assurance that there will be a similar turnaround in emerging markets.

                                                               DECEMBER 22, 1998

(1) THE J.P. MORGAN EMERGING MARKET BOND INDEX PLUS (JP MORGAN EMBI+) IS AN UNMANAGED, COMMONLY USED MEASURE OF EMERGING MARKET DEBT TOTAL RETURN PERFORMANCE. THE INDEX TRACKS TOTAL RETURN FOR TRADED EXTERNAL DEBT INSTRUMENTS IN EMERGING MARKETS. THE INDEX IS NOT AVAILABLE FOR DIRECT INVESTMENT.

Phoenix Emerging Markets Bond Portfolio

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURNS(1)                         PERIODS ENDING 11/30/98

                                                           INCEPTION     INCEPTION
                                           1 YEAR         TO 11/30/98      DATE
Class A Shares at NAV(2)                  (27.20)%           10.02%       09/05/95
Class A Shares at POP(3)                  (30.66)             8.38        09/05/95
Class B Shares at NAV(2)                  (27.86)             9.14        09/05/95
Class B Shares with CDSC(4)               (30.01)             8.79        09/05/95
Class C Shares at NAV(2)                      --            (35.33)       03/26/98
Class C Shares with CDSC(4)                   --            (35.91)       03/26/98
JP Morgan EMBI+(7)                         (9.13)               --          Note 5

(1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.

(2) "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.

(3) "POP" (Public Offering Price) total returns include the effect of the maximum front-end 4.75% sales charge.

(4) CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period. CDSC charges for Class C shares are 1% in the first year and 0% thereafter.

(5) Index performance is 14.73% for Class A (since 9/5/95), 14.73% for Class B (since 9/5/95) and (16.51%) for Class C (since 3/31/98), respectively.

(6) This chart illustrates POP returns on Class A Shares and Class B Shares for ten years or inception date if inception date is earlier. Returns on Class B and C Shares will vary due to differing sales charges.

(7) The J.P. Morgan Emerging Market Bond Index Plus is an unmanaged, commonly used measure of emerging-market debt total return performance. The Index tracks total return for traded external debt instruments in emerging markets. The index is not available for direct investment.

All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

GROWTH OF $10,000                       PERIODS ENDING 11/30

                    Phoenix Emerging         Phoenix Emerging
                        Markets                 Markets           J.P. Morgan
                      Bond Class A(6)        Bond Class B(6)       EMBI+(7)
09/05/95                $9,523.81              $10,000.00         $10,000.00
11/30/95                $9,942.76              $10,422.48         $10,536.89
11/29/96               $15,926.31              $16,565.12         $15,531.11
11/28/97               $17,823.52              $18,399.67         $17,172.25
11/30/98               $12,975.32              $13,132.73         $15,604.64

This growth of $10,000 chart assumes an initial investment of $10,000 made on 9/5/95 in Class A and Class B shares and reflects the maximum sales charge of 4.75% on the initial investment for Class A. Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges.

COUNTRY WEIGHTINGS                         11/30/98
As a percentage of net assets
Brazil                                       25%
Argentina                                    23%
Mexico                                       22%
Russia                                        5%
Ecuador                                       3%
Indonesia                                     3%
Venezuela                                     3%
Other                                        16%

Phoenix Emerging Markets Bond Portfolio

TEN LARGEST HOLDINGS AT NOVEMBER 30, 1998 (AS A PERCENTAGE OF TOTAL NET ASSETS)

    1.  Republic of Argentina Bocon Pro1 M1                            7.1%
        FOREIGN GOVERNMENT SECURITY
    2.  Republic of Brazil NMB-L Bearer                                6.7%
        FOREIGN GOVERNMENT SECURITY
    3.  Brazil MYDFA Trust Certificate RegS                            6.4%
        FOREIGN GOVERNMENT SECURITY
    4.  Republic of Argentina RegS, 2/12/07                            5.5%
        FOREIGN GOVERNMENT SECURITY
    5.  Republic of Argentina RegS, 7/10/02                            5.2%
        FOREIGN GOVERNMENT SECURITY
    6.  APP Finance VII Mauritius, Ltd.                                3.0%
        FOREIGN CORPORATE BOND
    7.  Republic of Argentina Bocon Pre1 M1                            2.8%
        FOREIGN GOVERNMENT SECURITY
    8.  United Mexican States Global Bond, 5/15/26                     2.7%
        FOREIGN GOVERNMENT SECURITY
    9.  United Mexican States Global Bond, 9/15/16                     2.7%
        FOREIGN GOVERNMENT SECURITY
   10.  Algeria Tranch 1 Unaffected Loans                              2.5%
        FOREIGN GOVERNMENT SECURITY

                        INVESTMENTS AT NOVEMBER 30, 1998

                                            MOODY'S          PAR
                                             RATING         VALUE
                                          (Unaudited)       (000)            VALUE
                                          ------------   -----------     -------------
FOREIGN GOVERNMENT SECURITIES--68.2%
ALGERIA--2.5%
Algeria Tranch 1 Unaffected Loans
7.188%, 3/4/00(b).......................       NR        $     2,300     $   2,029,750
ARGENTINA--20.6%
Republic of Argentina Bocon Pre1 M1, PIK
interest capitalization, 2.909%,
4/1/01(b)...............................       Ba              2,513(e)      2,226,587
Republic of Argentina Bocon Pro1 M1, PIK
interest capitalization, 2.909%,
4/1/07(b)...............................       Ba              8,671(e)      5,669,526

Republic of Argentina RegS 8.75%,
7/10/02.................................       Ba              5,010(e)      4,202,894

Republic of Argentina RegS 11.75%,
2/12/07.................................       Ba              5,000(e)      4,394,541
                                                                         -------------
                                                                            16,493,548
                                                                         -------------
BRAZIL--16.8%
Brazil MYDFA Trust Certificate RegS
6.25%, 9/15/07(b).......................       NR              7,790         5,180,556

Republic of Brazil C Bond, PIK interest
capitalization, 8%, 4/15/14(b)..........       B                  88            58,292

Republic of Brazil FLIRB Registered 5%,
4/15/09(b)..............................       B               2,000         1,130,000

Republic of Brazil NMB-L Bearer 6.188%,
4/15/09(b)..............................       B               8,250         5,419,219

Republic of Brazil NMB-L Registered
Series RG 6.188%, 4/15/09(b)............       B               2,500         1,642,187

                                            MOODY'S          PAR
                                             RATING         VALUE
                                          (Unaudited)       (000)            VALUE
                                          ------------   -----------     -------------
BRAZIL--CONTINUED

Republic of Brazil Series EI-L 6.125%,
4/15/06(b)..............................       B         $        96     $      71,280
                                                                         -------------
                                                                            13,501,534
                                                                         -------------
BULGARIA--2.2%
Republic of Bulgaria FLIRB RegA 2.50%,
7/28/12(b)..............................       B               1,250           768,750

Republic of Bulgaria FLIRB Series A
Bearer Euro 2.50%, 7/28/12(b)...........       B               1,615           993,225
                                                                         -------------
                                                                             1,761,975
                                                                         -------------
ECUADOR--3.2%
Ecuador Bearer PDI Euro, PIK interest
capitalization, 6.625%, 2/17/15(b)......       B               3,123         1,546,061

Ecuador Global Bearer Series IE 6.563%,
12/21/04(b).............................       B                 825           585,750

Ecuador Registered PDI Euro, PIK
interest capitalization, 6.625%,
2/27/15(b)..............................       B                 905           448,135
                                                                         -------------
                                                                             2,579,946
                                                                         -------------
IVORY COAST--0.1%
Ivory Coast FLIRB Series FRF 2%,
3/29/18(b)(k)...........................       NR                950(f)         49,416

Ivory Coast PDI Series FRF 1.90%,
12/29/49(b)(k)..........................       NR                630(f)         33,882
                                                                         -------------
                                                                                83,298
                                                                         -------------

42                     See Notes to Financial Statements

Phoenix Emerging Markets Bond Portfolio

                                            MOODY'S          PAR
                                             RATING         VALUE
                                          (Unaudited)       (000)            VALUE
                                          ------------   -----------     -------------
KOREA--2.5%
Korean Won Denominated Bond 0%,
4/26/99.................................       NR        $     2,600(i)  $   2,004,671
MEXICO--6.8%
United Mexican States 6.63%,
12/31/19(j).............................       Ba              8,250(f)      1,152,862
United Mexican States Global Bond
11.375%, 9/15/16........................       Ba              2,000         2,135,000

United Mexican States Global Bond
11.50%, 5/15/26.........................       Ba              2,050         2,198,625
                                                                         -------------
                                                                             5,486,487
                                                                         -------------
MOROCCO--1.0%
Morocco Restructure & Consolidation
Agreement Series A 6.063%, 1/1/09(b)....       NR              1,000           815,000
NIGERIA--1.6%
Nigeria Promissory Notes 5.092%,
1/5/10..................................       NR              1,841         1,241,927
PANAMA--0.8%
Republic of Panama 8.875%, 9/30/27......       Ba                700           663,250
PERU--0.7%
Peru FLIRB 3.25%, 3/7/17(b).............     BB(d)             1,000           567,500
POLAND--1.5%
Poland Treasury Bill 0%, 1/13/99........       NR              4,310(g)      1,217,093
RUSSIA--5.1%
Russia Federal Loan Bond Series 25022
15%, 2/23/00............................       NR             25,556(h)        592,843

Russia IAN Series U.S. 6.625%,
12/15/15................................       Ca                197            25,164

Russia Principal Loans, PIK interest
capitalization, 6.625%,
12/15/20(b)(l)..........................       NR                250            17,188

Russia Treasury Bill OFZ 14%, 9/12/01...       NR             52,885(h)        438,558
Russian Federated Government Bond 144A
11%, 7/24/18(c).........................       B               5,418         1,381,590

Russian Federated Government Bond RegS
11%, 7/24/18............................       B               6,500         1,657,500
                                                                         -------------
                                                                             4,112,843
                                                                         -------------
VENEZUELA--2.8%
Republic of Venezuela DCB Series DL
6.625%, 12/18/07(b).....................       B               1,131           647,469

Republic of Venezuela FLIRB Series A
6.125%, 3/31/07(b)......................       B               1,619           890,472

                                            MOODY'S          PAR
                                             RATING         VALUE
                                          (Unaudited)       (000)            VALUE
                                          ------------   -----------     -------------
VENEZUELA--CONTINUED

Republic of Venezuela FLIRB Series B
6.125%, 3/31/07(b)......................       B         $     1,214     $     667,854
                                                                         -------------
                                                                             2,205,795
                                                                         -------------
- --------------------------------------------------------------------------------------
TOTAL FOREIGN GOVERNMENT SECURITIES
(IDENTIFIED COST $56,794,106)                                               54,764,617
- --------------------------------------------------------------------------------------
FOREIGN CORPORATE BONDS--29.0%
ARGENTINA--2.0%
Acindar Industria Argentina de Aceros SA
11.25%, 2/15/04 (Iron & Steel)..........       B               1,000           855,000

Imasac 11%, 5/2/05 (Broadcasting
(Television, Radio & Cable))............       B               1,000           745,000
                                                                         -------------
                                                                             1,600,000
                                                                         -------------
BRAZIL--8.6%
Globo Communicacoes Co. 144A 10.625%,
12/5/08 (Telecommunications (Long
Distance))(c)...........................       B               1,100           825,000

Localiza Rent a Car 10.25%, 10/1/05
(Services (Commercial & Consumer))......       B               1,500           930,000

MRS. Logistica SA RegS Series A 9%,
8/15/05 (Transportation (Railroads))....      B(d)             2,000         1,515,400

MRS. Logistica SA RegS Series B 10.625%,
8/15/05 (Transportation (Railroads))....      B(d)             1,500           818,400

Petroleo Ipirang 10.625%, 2/25/02 (Oil &
Gas)(b).................................       NR              1,000           905,000

Tevecap SA Senior Notes 12.625%,
11/26/04 (Broadcasting (Television,
Radio & Cable)).........................       B               1,600         1,080,000

TV Bandeirantes 144A 12.875%, 5/15/06
(Publishing (Newspapers))(c)............       B               1,500           825,000
                                                                         -------------
                                                                             6,898,800
                                                                         -------------
INDONESIA--3.0%
APP Finance II Mauritius, Ltd. 0%,
12/29/49(b).............................      Caa              3,890         2,372,900
JAMAICA--1.4%
Mechala Group Jamaica Series B 12.75%,
12/30/99 (Engineering & Construction)...       NR              1,500         1,132,500

                       See Notes to Financial Statements                      43

Phoenix Emerging Markets Bond Portfolio

                                            MOODY'S          PAR
                                             RATING         VALUE
                                          (Unaudited)       (000)            VALUE
                                          ------------   -----------     -------------
MEXICO--13.1%
Azteca Holdings SA 11%, 6/15/02
(Broadcasting (Television, Radio &
Cable)).................................       B         $     1,000     $     890,000

Bufete Industrial RegS Series B-22
11.375%, 7/15/99 (Engineering &
Construction)...........................       B                 500           407,500
Corporacion Geo SA de C.V. RegS Series 1
10%, 5/23/02
(Homebuilding)..........................       NR                610           527,650

Dine SA de C.V. RegS 8.75%, 10/15/07
(Diversified)...........................       Ba                745           666,775

Grupo Elektra SA de C.V. 12.75%, 5/15/01
(Banks (Major Regional))................      B(d)             1,000           955,000

Grupo Industrial Durango 12%, 7/15/01
(Paper & Forest Products)...............       B                 800           756,000

Grupo Industrial Durango 12.625%, 8/1/03
(Paper & Forest Products)...............       B               2,000         1,850,000

Innova S de R.L. Sr. Notes 12.875%,
4/1/07 (Broadcasting (Television, Radio
& Cable))...............................       B               1,000           795,000
Sanluis Corp SA de C.V. 8.875%, 3/18/08
(Auto Parts & Equipment)................       NR              1,000           825,000

Transporte Maritma Yankee Senior Notes
10%, 11/15/06 (Services (Commercial &
Consumer))..............................       Ba              1,000           860,000

Vicap SA 11.375%, 5/15/07 (Banks (Money
Center))................................       Ba              2,100         1,953,000
                                                                         -------------
                                                                            10,485,925
                                                                         -------------

                                            MOODY'S          PAR
                                             RATING         VALUE
                                          (Unaudited)       (000)            VALUE
                                          ------------   -----------     -------------
NETHERLANDS--0.9%
TJIWI Kim-Global 13.25%, 8/1/01 (Paper &
Forest Products)........................      Caa        $     1,000     $     735,000
RUSSIA--0.0%
Unexim International Finance RegS
9.875%, 8/1/00 (Banks (Money Center))...       Ca                200            15,000
- --------------------------------------------------------------------------------------
TOTAL FOREIGN CORPORATE BONDS
(IDENTIFIED COST $23,651,955)                                               23,240,125
- --------------------------------------------------------------------------------------
FOREIGN CONVERTIBLE BONDS--0.3%
CANADA--0.3%
PLD Telekom Cv. 144A 9%, 6/1/06
(Telephone)(c)..........................       NR                600           225,000
- --------------------------------------------------------------------------------------
TOTAL FOREIGN CONVERTIBLE BONDS
(IDENTIFIED COST $750,000)                                                     225,000
- --------------------------------------------------------------------------------------

TOTAL LONG-TERM INVESTMENTS--97.5%
(IDENTIFIED COST $81,196,061)                                               78,229,742
                                                                         -------------

TOTAL INVESTMENTS--97.5%
(IDENTIFIED COST $81,196,061)                                               78,229,742(a)
Cash and receivables, less liabilities--2.5%                                 1,969,430
                                                                         -------------
NET ASSETS--100.0%                                                       $  80,199,172
                                                                         -------------
                                                                         -------------

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $5,913,750 and gross depreciation of $12,201,280 for federal income tax purposes. At November 30, 1998, the aggregate cost of securities for federal income tax purposes was $84,517,272.
(b) Variable or step coupon security; interest rate reflects the rate currently in effect.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 1998, these securities amounted to a value of $3,256,590 or 4.1% of net assets.
(d)  As rated by Standard & Poor's, Fitch or Duff & Phelps.
(e)  Par value represents Argentine Pesos.
(f)  Par value represents French Francs.
(g)  Par value represents Polish Zloty.
(h)  Par value represents Russian Rubles.
(i)  Par value represents South Korean Won rounded in millions.
(j)  Rights incorporated as a unit.
(k)  Non-income producing.
(l)  Security defaulted subsequent to November 30, 1998.

44                     See Notes to Financial Statements

Phoenix Emerging Markets Bond Portfolio

                      STATEMENT OF ASSETS AND LIABILITIES
                               NOVEMBER 30, 1998

ASSETS
Investment securities at value
  (Identified cost $81,196,061)                               $   78,229,742
Cash                                                               1,094,350
Receivables
  Investment securities sold                                       3,140,067
  Interest                                                         2,173,419
  Fund shares sold                                                 1,455,780
                                                              --------------
    Total assets                                                  86,093,358
                                                              --------------
LIABILITIES
Payables
  Investment securities purchased                                  5,394,296
  Fund shares repurchased                                            323,944
  Investment advisory fee                                             46,730
  Distribution fee                                                    37,647
  Transfer agent fee                                                   9,441
  Financial agent fee                                                  7,090
  Trustees' fee                                                        5,515
Accrued expenses                                                      69,523
                                                              --------------
    Total liabilities                                              5,894,186
                                                              --------------
NET ASSETS                                                    $   80,199,172
                                                              --------------
                                                              --------------
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $  131,968,368
Distributions in excess of net investment income                     (50,697)
Accumulated net realized loss                                    (48,714,714)
Net unrealized depreciation                                       (3,003,785)
                                                              --------------
NET ASSETS                                                    $   80,199,172
                                                              --------------
                                                              --------------
CLASS A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $41,724,985)                 5,795,710
Net asset value per share                                              $7.20
Offering price per share $7.20/(1-4.75%)                               $7.56
CLASS B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $37,269,642)                 5,223,771
Net asset value and offering price per share                           $7.13

CLASS C
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $1,204,545)                    168,054
Net asset value and offering price per share                           $7.17

                            STATEMENT OF OPERATIONS
                          YEAR ENDED NOVEMBER 30, 1998

INVESTMENT INCOME
Interest                                                      $   15,021,162
Foreign taxes withheld                                              (228,185)
                                                              --------------
    Total investment income                                       14,792,977
                                                              --------------
EXPENSE
Investment advisory fee                                              730,717
Distribution fee, Class A                                            142,226
Distribution fee, Class B                                            400,847
Distribution fee, Class C                                              4,491
Financial agent fee                                                   94,013
Transfer agent                                                       155,061
Custodian                                                             69,768
Professional                                                          35,321
Registration                                                          35,213
Printing                                                              17,591
Trustees                                                              17,063
Miscellaneous                                                          2,434
                                                              --------------
    Total expenses                                                 1,704,745
                                                              --------------
NET INVESTMENT INCOME                                             13,088,232
                                                              --------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on securities                                  (39,143,275)
Net realized loss on foreign currency transactions                (4,055,155)
Net realized gain on written options                                  49,783
Net change in unrealized appreciation (depreciation)
  on investments                                                   1,606,800
Net change in unrealized appreciation (depreciation) on
  foreign currency and foreign currency transactions                 (37,466)
                                                              --------------
NET LOSS ON INVESTMENTS                                          (41,579,313)
                                                              --------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS          $  (28,491,081)
                                                              --------------
                                                              --------------

                       See Notes to Financial Statements                      45

Phoenix Emerging Markets Bond Portfolio

                       STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended       Year Ended
                                                       11/30/98         11/30/97
                                                    --------------   --------------
FROM OPERATIONS
  Net investment income                             $   13,088,232   $    7,435,613
  Net realized gain (loss)                             (43,148,647)       1,466,964
  Net change in unrealized appreciation
    (depreciation)                                       1,569,334       (7,091,439)
                                                    --------------   --------------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS                                    (28,491,081)       1,811,138
                                                    --------------   --------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income, Class A                        (5,581,936)      (4,916,690)
  Net investment income, Class B                        (3,942,930)      (2,280,551)
  Net investment income, Class C                           (54,521)              --
  Net realized gains, Class A                           (1,201,906)      (4,477,700)
  Net realized gains, Class B                             (697,910)      (1,490,259)
  Net realized gains, Class C                                   --               --
  In excess of net realized gains, Class A              (6,002,330)              --
  In excess of net realized gains, Class B              (3,485,367)              --
  In excess of net realized gains, Class C                      --               --
  Tax return of capital, Class A                        (1,984,297)              --
  Tax return of capital, Class B                        (1,343,438)              --
  Tax return of capital, Class C                           (14,524)              --
                                                    --------------   --------------

  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
    SHAREHOLDERS                                       (24,309,159)     (13,165,200)
                                                    --------------   --------------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares (2,907,456 and
    4,047,705 shares, respectively)                     27,208,118       56,372,468
  Net asset value of shares issued from
    reinvestment of distributions
    (1,029,832 and 636,006 shares, respectively)        10,935,153        8,387,234
  Cost of shares repurchased (3,428,413 and
    1,401,387 shares, respectively)                    (34,342,515)     (19,377,800)
                                                    --------------   --------------
Total                                                    3,800,756       45,381,902
                                                    --------------   --------------
CLASS B
  Proceeds from sales of shares (3,220,244 and
    2,934,383 shares, respectively)                     30,065,148       41,013,074
  Net asset value of shares issued from
    reinvestment of distributions
    (492,109 and 163,679 shares, respectively)           4,864,295        2,172,877
  Cost of shares repurchased (1,516,158 and
    727,786 shares, respectively)                      (13,762,067)     (10,039,719)
                                                    --------------   --------------
Total                                                   21,167,376       33,146,232
                                                    --------------   --------------
CLASS C
  Proceeds from sales of shares (170,364 and 0
    shares, respectively)                                1,509,747               --
  Net asset value of shares issued from
    reinvestment of distributions
    (2,515 and 0 shares, respectively)                      19,878               --
  Cost of shares repurchased (4,825 and 0 shares,
    respectively)                                          (46,423)              --
                                                    --------------   --------------
Total                                                    1,483,202               --
                                                    --------------   --------------
  INCREASE IN NET ASSETS FROM SHARE TRANSACTIONS        26,451,334       78,528,134
                                                    --------------   --------------
  NET INCREASE (DECREASE) IN NET ASSETS                (26,348,906)      67,174,072
NET ASSETS
  Beginning of period                                  106,548,078       39,374,006
                                                    --------------   --------------
  END OF PERIOD (INCLUDING DISTRIBUTIONS IN EXCESS
    OF NET INVESTMENT INCOME AND UNDISTRIBUTED NET
    INVESTMENT INCOME OF $(50,697) AND $362,088,
    RESPECTIVELY)                                   $   80,199,172   $  106,548,078
                                                    --------------   --------------
                                                    --------------   --------------

46                     See Notes to Financial Statements

Phoenix Emerging Markets Bond Portfolio

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                               CLASS A
                                       -------------------------------------------------------
                                                                                       FROM
                                                YEAR ENDED NOVEMBER 30              INCEPTION
                                       ----------------------------------------     9/5/95 TO
                                          1998              1997           1996      11/30/95
                                                                                    ----------
Net asset value, beginning of period   $    12.84     $    14.80     $    10.18     $    10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                      1.32           1.38(4)        1.26(5)        0.25(4)(5)
  Net realized and unrealized gain
    (loss)                                  (4.22)          0.17           4.56           0.18
                                            -----          -----          -----          -----
      TOTAL FROM INVESTMENT
        OPERATIONS                          (2.90)          1.55           5.82           0.43
                                            -----          -----          -----          -----
LESS DISTRIBUTIONS
  Dividends from net investment
    income                                  (1.00)         (1.28)         (1.20)         (0.25)
  Dividends from net realized gains         (0.23)         (2.23)            --             --
  Distributions in excess of net
    realized gains                          (1.16)            --             --             --
  Return of capital                         (0.35)            --             --             --
                                            -----          -----          -----          -----
      TOTAL DISTRIBUTIONS                   (2.74)         (3.51)         (1.20)         (0.25)
                                            -----          -----          -----          -----
Change in net asset value                   (5.64)         (1.96)          4.62           0.18
                                            -----          -----          -----          -----
NET ASSET VALUE, END OF PERIOD         $     7.20     $    12.84     $    14.80     $    10.18
                                            -----          -----          -----          -----
                                            -----          -----          -----          -----
Total return(1)                            (27.20)%        11.91%         60.18%          4.40%(3)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                             $41,725        $67,875        $29,661        $12,149
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                         1.43%          1.40%(7)       1.50%          1.50%(2)
  Net investment income                     13.74%          9.90%         10.41%         10.48%(2)
Portfolio turnover                            405%           614%           378%            38%(3)

                                                               CLASS B
                                       -------------------------------------------------------
                                                                                       FROM
                                                YEAR ENDED NOVEMBER 30              INCEPTION
                                       ----------------------------------------     9/5/95 TO
                                          1998              1997           1996      11/30/95
                                                                                    ----------
Net asset value, beginning of period   $    12.77     $    14.78     $    10.18     $    10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                      1.23           1.26(4)        1.19(6)        0.22(4)(6)
  Net realized and unrealized gain
    (loss)                                  (4.18)          0.18           4.53           0.20
                                            -----          -----          -----          -----
      TOTAL FROM INVESTMENT
        OPERATIONS                          (2.95)          1.44           5.72           0.42
                                            -----          -----          -----          -----
LESS DISTRIBUTIONS
  Dividends from net investment
    income                                  (0.97)         (1.22)         (1.12)         (0.24)
  Dividends from net realized gains         (0.23)         (2.23)            --             --
  Distributions in excess of net
    realized gains                          (1.16)            --             --             --
  Return of capital                         (0.33)            --             --             --
                                            -----          -----          -----          -----
      TOTAL DISTRIBUTIONS                   (2.69)         (3.45)         (1.12)         (0.24)
                                            -----          -----          -----          -----
Change in net asset value                   (5.64)         (2.01)          4.60           0.18
                                            -----          -----          -----          -----
NET ASSET VALUE, END OF PERIOD         $     7.13     $    12.77     $    14.78     $    10.18
                                            -----          -----          -----          -----
                                            -----          -----          -----          -----
Total return(1)                            (27.86)%        11.07%         58.94%          4.22%(3)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                             $37,270        $38,673         $9,713           $596
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                         2.20%          2.15%(7)       2.25%          2.25%(2)
  Net investment income                     12.98%          9.14%          9.79%         10.29%(2)
Portfolio turnover                            405%           614%           378%            38%(3)

(1)  Maximum sales charges are not reflected in the total return calculation.
(2)  Annualized.
(3)  Not annualized.
(4)  Computed using average shares outstanding.
(5) Includes reimbursement of operating expenses by investment adviser of $0.07 and $0.03, respectively.
(6) Includes reimbursement of operating expenses by investment adviser of $0.07 and $0.03, respectively.
(7) For the year ended November 30, 1997, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees. Prior period ratios include these amounts.

                       See Notes to Financial Statements                      47

Phoenix Emerging Markets Bond Portfolio

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                            CLASS C
                                           ----------
                                              FROM
                                           INCEPTION
                                           3/26/98 TO
                                            11/30/98
                                           ----------
Net asset value, beginning of period       $    12.25
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                          0.85(4)
  Net realized and unrealized gain
    (loss)                                      (5.10)
                                                -----
      TOTAL FROM INVESTMENT OPERATIONS          (4.25)
                                                -----
LESS DISTRIBUTIONS
  Dividends from net investment income          (0.66)
  Dividends from net realized gains                --
  Distributions in excess of net
    realized gains                                 --
  Return of capital                             (0.17)
                                                -----
      TOTAL DISTRIBUTIONS                       (0.83)
                                                -----
Change in net asset value                       (5.08)
                                                -----
NET ASSET VALUE, END OF PERIOD             $     7.17
                                                -----
                                                -----
Total return(1)                                (35.33)%(3)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)          $1,205

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                             2.29%(2)
  Net investment income                         15.59%(2)
Portfolio turnover                                405%(3)

(1)  Maximum sales charges are not reflected in the total return calculation.
(2)  Annualized.
(3)  Not annualized.
(4)  Computed using average shares outstanding.

48                     See Notes to Financial Statements

PHOENIX STRATEGIC INCOME PORTFOLIO

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGER, DAVID L. ALBRYCHT, CFA

Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The Fund seeks to maximize current income by investing in debt securities. Capital appreciation is a secondary objective. Investors should note that the Fund may invest in foreign investments, which pose added risks, such as currency fluctuation, less public disclosure, and political and economic uncertainty, and high-yield securities, which are generally subject to greater market fluctuations and risk of loss of income and principal than are investments in lower-yielding fixed-income securities.

Q: HOW HAS THE FUND PERFORMED?

A: Since their inception on March 27, 1998, Class A shares returned (12.89)%, and Class B and Class C shares returned (13.25)% and (13.15)%, respectively compared with a return of 6.83% for the Fund's benchmark, the Lehman Brothers Aggregate Bond Index.(1) For the 12 months ending November 30, 1998, Class X shares returned (8.63)% compared with a return of 9.45% for the benchmark. All performance figures assume reinvestment of distributions and exclude the effect of sales charges.

Q: WHAT FACTORS AFFECTED PERFORMANCE?

A: The disappointing performance was due to our exposure to more credit-sensitive sectors of the bond market. During 1998, the world financial markets have been experiencing a global "flight to quality" that has been driven by the financial crises in Asia and Russia. U.S. Treasuries have been the sole benefactor, while the biggest losers have been higher-yielding sectors, such as emerging-markets and domestic high-yield, two of our largest portfolio positions.

Q: WHAT IS YOUR CURRENT STRATEGY?

A: The two biggest risks in fixed income investing are interest rate risk and credit risk. Our investment approach does not try to anticipate the direction of interest rates. Instead, we seek to add value by identifying undervalued sectors of the bond market. This contrarian approach is one that requires discipline and conviction, but has served us well in the past. Of course, past performance is no guarantee of future results.

    We will continue to follow our value-oriented investment approach, overweighting those sectors where we find the best values. Despite recent weakness, our long-term outlook remains constructive. We feel the market has overreacted to global events, resulting in extraordinary values for long-term investors. We will continue to maintain a well-diversified portfolio (investing across 12 market sectors), with exposure to more credit-sensitive sectors, which we perceive to be considerably undervalued.

Q: WHAT IS YOUR OUTLOOK?

A: It is important at times like this to keep a long-term perspective as extreme market moves like the one we are currently experiencing generally reverse themselves over time. We have seen a number of market events like this over the last decade. Two that most resemble the current situation were the "junk" bond panic of 1990-91 and the Mexican peso devaluation in 1994-95. Although both of these events triggered dips in the market, long-term investors were rewarded for their patience and conviction. Of course, past performance is no guarantee of future performance, and there can be no assurance that there will be a similar turnaround in emerging markets.

                                                               DECEMBER 15, 1998

(1) THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS AN UNMANAGED, COMMONLY USED MEASURE OF BROAD BOND MARKET TOTAL RETURN PERFORMANCE. THE INDEX IS NOT AVAILABLE FOR DIRECT INVESTMENT.

Phoenix Strategic Income Portfolio

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURNS(1)                          PERIODS ENDING 11/30/98

                                                                       INCEPTION     INCEPTION
                                          1 YEAR      5 YEAR          TO 11/30/98      DATE
Class A Shares at NAV(2)                    --          --              (12.89)%     03/27/98
Class A Shares at POP(3)                    --          --              (17.05)      03/27/98

Class B Shares at NAV(2)                    --          --              (13.25)      03/27/98
Class B Shares with CDSC(4)                 --          --              (17.13)      03/27/98

Class C Shares at NAV(2)                    --          --              (13.15)      03/27/98
Class C Shares with CDSC(4)                 --          --              (13.95)      03/27/98

Class X Shares at NAV(2)                  (8.63)%      4.81%              5.19       04/01/93

Lehman Brothers Aggregate Bond Index(7)    9.45        7.33                 --         Note 5

(1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.

(2) "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.

(3) "POP" (Public Offering Price) total returns include the effect of the maximum front-end 4.75% sales charge.

(4) CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period. CDSC charges for C shares are 1% in the first year and 0% thereafter.

(5) Index performance is 6.83% for Class A, B and C Shares (since 3/27/98) and 7.32% for Class X (since 4/1/93), respectively.

(6) This chart illustrates NAV returns on Class X Shares for ten years or at inception date whichever is less. Returns on Class A, Class B and C Shares will vary due to differing sales charges.

(7) The Lehman Brothers Aggregate Bond Index is an unmanaged, commonly used measure of broad bond market total return performance. The index is not available for direct investment.

All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

GROWTH OF $10,000                        PERIODS ENDING 11/30

                       Phoenix Strategic         Lehman Brothers
                            Income                  Aggregate
                      Portfolio Class X(6)        Bond Index(7)
4/1/93                    $10,000.00               $10,000.00
11/30/93                  $10,534.83               $10,482.46
11/30/94                   $9,981.20               $10,161.68
11/30/95                  $11,642.98               $11,954.86
11/30/96                  $13,426.91               $12,680.66
11/30/97                  $14,579.49               $13,638.04
11/30/98                  $13,321.98               $14,927.24

This growth of $10,000 chart assumes an initial investment of $10,000 made on 4/1/93 in Class X shares . Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges.

SECTOR WEIGHTINGS                              11/30
As a percentage of net assets

Corporate                                       33%
Foreign Government                              30%
Non-Agency Mortgage                             20%
Foreign Corporate                               12%
Municipal Bonds                                  5%

Phoenix Strategic Income Portfolio

TEN LARGEST HOLDINGS AT NOVEMBER 30, 1998 (AS A PERCENTAGE OF TOTAL NET ASSETS)

    1.  United Mexican States Global Bond, 5/15/26                     4.3%
        FOREIGN GOVERNMENT SECURITY
    2.  Republic of Brazil C Bond                                      3.8%
        FOREIGN GOVERNMENT SECURITY
    3.  GE Mortgage Services, Inc.                                     3.6%
        NON-AGENCY MORTGAGE-BACKED SECURITY
    4.  Republic of Argentina RegS                                     3.6%
        FOREIGN GOVERNMENT SECURITY
    5.  Republic of Argentina Series WW                                3.4%
        FOREIGN GOVERNMENT SECURITY
    6.  ContiMortgage Home Equity Loan Trust                           3.2%
        NON-AGENCY MORTGAGE-BACKED SECURITY
    7.  Republic of Bulgaria IAB Series PDI Euro                       3.0%
        FOREIGN GOVERNMENT SECURITY
    8.  Dupont (E.I.) de Nemours & Co.                                 2.8%
        COMMERCIAL PAPER
    9.  Poland Treasury Bill                                           2.7%
        FOREIGN GOVERNMENT SECURITY
   10.  Teligent, Inc. Sr. Notes                                       2.6%
        CORPORATE BOND

                        INVESTMENTS AT NOVEMBER 30, 1998

                                            MOODY'S        PAR
                                             RATING       VALUE
                                          (Unaudited)     (000)       VALUE
                                          ------------   -------   -----------

MUNICIPAL BONDS--4.9%

FLORIDA--0.8%
University of Miami Exchangeable Revenue
Bond Series A Taxable 7.65%,
4/1/20(c)...............................      Aaa        $   45    $    48,769
ILLINOIS--2.3%
Illinois Educational Facilities
Authority Revenue Bond--Loyola
University Series A Taxable 7.84%,
7/1/24..................................      Aaa           125        140,625
PENNSYLVANIA--1.8%
Pennsylvania Economic Development
Financing Authority Recycling Revenue
Bond Series B 9.25%, 1/1/12(e)(h).......       NR           200        114,000
- ------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
(IDENTIFIED COST $378,170)                                             303,394
- ------------------------------------------------------------------------------
CORPORATE BONDS--32.3%

COMPUTERS (SOFTWARE & SERVICES)--1.6%
PSINET, Inc. Series B 10%, 2/15/05......       B            100        101,000

COSMETICS/PERSONAL CARE--2.2%
Revlon Consumer Products Sr. Notes
8.625%, 2/1/08..........................       B             75         74,250

Revlon Consumer Products Sr. Notes 144A
9%, 11/1/06(b)..........................       B             60         62,175
                                                                   -----------
                                                                       136,425
                                                                   -----------

                                            MOODY'S        PAR
                                             RATING       VALUE
                                          (Unaudited)     (000)       VALUE
                                          ------------   -------   -----------

GAMING, LOTTERY & PARIMUTUEL COMPANIES--1.1%
Mashantucket Pequot Tribe Revenue Bond
Series A 144A 6.57%, 9/1/13(b)..........      Aaa        $   70    $    70,525

HEALTH CARE (DIVERSIFIED)--3.7%
Bally Total Fitness Holding Corp. Sr.
Notes Series B, 9.875%, 10/15/07........       B            150        148,875

Global Health Sciences Series 11%,
5/1/08..................................      Caa           100         80,000
                                                                   -----------
                                                                       228,875
                                                                   -----------

HEALTH CARE (DRUGS--MAJOR PHARMACEUTICALS)--1.2%
Schein Pharmaceutical, Inc. 8.467%,
12/15/04(c).............................       B             85         74,800

MANUFACTURING (SPECIALIZED)--3.2%
Indesco International, Inc. Sr. Notes
9.75%, 4/15/08..........................       B            100         94,000

Nortek, Inc. Sr. Notes 9.875%, 3/1/04...       B            100        103,750
                                                                   -----------
                                                                       197,750
                                                                   -----------

METALS MINING--0.8%
NSM Steel, Inc. 144A 12%, 2/1/06(b).....      Caa           200         50,000

OFFICE EQUIPMENT & SUPPLIES--1.2%
U.S. Office Products Co. Sr. Notes 144A
9.75%, 6/15/08(b).......................       B            100         74,000

OIL & GAS (EXPLORATION & PRODUCTION)--3.6%
Forcenergy, Inc. Sr. Notes Series B
8.50%, 2/15/07..........................       B            175        149,625

                       See Notes to Financial Statements                      51

Phoenix Strategic Income Portfolio

                                            MOODY'S        PAR
                                             RATING       VALUE
                                          (Unaudited)     (000)       VALUE
                                          ------------   -------   -----------
OIL & GAS (EXPLORATION & PRODUCTION)--CONTINUED
Lomak Petroleum, Inc. 8.75%, 1/15/07....       B         $   75    $    71,250
                                                                   -----------
                                                                       220,875
                                                                   -----------

PAPER & FOREST PRODUCTS--1.6%
Buckeye Technologies, Inc. Sr. Notes 8%,
10/15/10................................       Ba           100         99,500
SERVICES (COMMERCIAL & CONSUMER)--1.6%
Anthony Crane Rentals Sr. Notes 144A
10.375%, 8/1/08(b)......................       B            100         97,250

TELECOMMUNICATIONS (CELLULAR/WIRELESS)--6.5%
Comcast Cellular Holdings, Inc. Sr.
Notes Series B 9.50%, 5/1/07............       Ba           100        107,750

Pathnet, Inc. Sr. Notes 12.25%,
4/15/08.................................       NR           175        133,000
Teligent, Inc. Sr. Notes 11.50%,
12/1/07.................................      Caa           170        163,200
                                                                   -----------
                                                                       403,950
                                                                   -----------

TELECOMMUNICATIONS (LONG DISTANCE)--2.5%
RCN Corp. Sr. Notes Series B, 0%,
2/15/08(c)..............................       B            275        151,250

TELEPHONE--1.5%
FirstCom Corp. Sr. Notes 144A 14%,
10/27/07(b).............................       NR           170         90,525
- ------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
(IDENTIFIED COST $2,361,055)                                         1,996,725
- ------------------------------------------------------------------------------
NON-AGENCY MORTGAGE-BACKED SECURITIES--19.6%

ContiMortgage Home Equity Loan Trust
98-1, B 7.86%, 4/15/29..................      Baa           200        197,812

DLJ Mortgage Acceptance Corp. 144A
97-CF2, B2 7.14%, 11/15/08(b)...........      Baa           100         91,000

First Chicago/Lennar Trust 97-CHL1, E
144A 8.129%, 2/28/11(b).................      B(d)          175        133,547

GE Capital Mortgage Services, Inc. 96-8,
2A5 7.50%, 5/25/26......................     AAA(d)         219        223,225
Norwest Asset Securities Corp. 96-3, B2
7.25%, 9/25/26..........................     BBB(d)         147        144,183

                                            MOODY'S        PAR
                                             RATING       VALUE
                                          (Unaudited)     (000)       VALUE
                                          ------------   -------   -----------

Resolution Trust Corp. 92-C3, B 9.05%,
8/25/23.................................     AA(d)       $  119    $   118,956

Structured Asset Securities Corp. 95-C1,
D 7.375%, 9/25/24(j)....................     BBB(d)         150        150,187

Structured Asset Securities Corp. 95-C4,
D 7%, 6/25/26(j)........................     BBB(d)         150        149,344
- ------------------------------------------------------------------------------
TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $1,225,121)                                         1,208,254
- ------------------------------------------------------------------------------

FOREIGN GOVERNMENT SECURITIES--29.2%

ARGENTINA--6.9%
Republic of Argentina RegS 11.75%,
2/12/07.................................       Ba         250(f)       219,727
Republic of Argentina Series WW 11%,
12/4/05.................................       Ba           200        209,500
                                                                   -----------
                                                                       429,227
                                                                   -----------

BRAZIL--3.8%
Republic of Brazil C Bond, PIK interest
capitalization, 8%, 4/15/14(c)..........       B            353        233,168

BULGARIA--3.5%
Republic of Bulgaria FLIRB Series A
Bearer Euro 2.50%, 7/28/12(c)...........       B             50         30,750

Republic of Bulgaria IAB Series PDI Euro
6.688%, 7/28/11(c)......................       B            250        183,437
                                                                   -----------
                                                                       214,187
                                                                   -----------

ECUADOR--2.5%
Ecuador Bearer PDI Euro, PIK interest
capitalization, 6.625%, 2/17/15(c)......       B            311        154,047

KOREA--1.6%
Republic of Korea 8.75%, 4/15/03........       Ba           100        100,438

MEXICO--5.6%
United Mexican States Global Bond
11.375%, 9/15/16........................       Ba            80         85,400

United Mexican States Global Bond
11.50%, 5/15/26.........................       Ba           245        262,763
                                                                   -----------
                                                                       348,163
                                                                   -----------

52                     See Notes to Financial Statements

Phoenix Strategic Income Portfolio

                                            MOODY'S        PAR
                                             RATING       VALUE
                                          (Unaudited)     (000)       VALUE
                                          ------------   -------   -----------
PERU--1.3%
Peru PDI 4%, 3/7/17(c)..................     BB(d)       $  125    $    78,750

POLAND--3.1%
Poland Bearer PDI 5%, 10/27/14(c).......      Baa            25         23,453
Poland Treasury Bill 0%, 1/13/99........       NR           600(g)     167,130
                                                                   -----------
                                                                       190,583
                                                                   -----------
RUSSIA--0.9%
Russia IAN Series U.S. 6.625%,
12/2/15(c)..............................       Ca           259         32,993
Russia Principal Loans, PIK interest
capitalization, 6.625%, 12/15/15(i).....       NR           350         24,063
                                                                   -----------
                                                                        57,056
                                                                   -----------
- ------------------------------------------------------------------------------
TOTAL FOREIGN GOVERNMENT SECURITIES
(IDENTIFIED COST $2,283,216)                                         1,805,619
- ------------------------------------------------------------------------------

FOREIGN CORPORATE BONDS--11.7%
BERMUDA--1.1%
AES China Generating Co. Yankee 10.125%,
12/15/06................................     Ba(d)          100         68,000

CANADA--0.5%
Metronet Communications Corp. Sr. Notes
0%, 6/15/08(c)..........................       B             50         31,500
INDONESIA--1.0%
APP Finance VII Mauritius, Ltd. 12%,
12/29/49(c).............................      Caa           100         61,000
JAPAN--2.4%
SB Treasury Co. LLC Series A 144A 9.4%,
12/29/49(b)(c)..........................      Baa           150        148,777

                                            MOODY'S        PAR
                                             RATING       VALUE
                                          (Unaudited)     (000)       VALUE
                                          ------------   -------   -----------

MEXICO--1.3%
Innova S de R.L. Sr. Notes 12.875%,
4/1/07..................................       B         $  100    $    79,500

NETHERLANDS--3.3%
Kazkommertsbank International 144A
11.25%, 5/8/01(b).......................       B            100         51,000

Netia Holdings BV Yankee Series B, 0%,
11/1/07(e)..............................       B            250        156,250
                                                                   -----------
                                                                       207,250
                                                                   -----------

UNITED KINGDOM--2.1%
RSL Communications PLC Yankee 0%,
3/1/08(c)...............................       B            225        127,687
- ------------------------------------------------------------------------------
TOTAL FOREIGN CORPORATE BONDS
(IDENTIFIED COST $890,763)                                             723,714
- ------------------------------------------------------------------------------

                                                         SHARES
                                                         -------

WARRANTS--0.2%

SERVICES (DATA PROCESSING)--0.2%
FirstCom, Corp. 144A Warrants(b)(e).....       NR         5,950          8,925

TELEPHONE--0.0%
Pathnet, Inc. 144A Warrants(b)(e).......       NR           175            175
- ------------------------------------------------------------------------------
TOTAL WARRANTS
(IDENTIFIED COST $0)                                                     9,100
- ------------------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS--97.9%
(IDENTIFIED COST $7,138,325)                                         6,046,806
- ------------------------------------------------------------------------------

                       See Notes to Financial Statements                      53

Phoenix Strategic Income Portfolio

                                            STANDARD
                                            & POOR'S       PAR
                                             RATING       VALUE
                                          (Unaudited)     (000)       VALUE
                                          ------------   -------   -----------

SHORT-TERM OBLIGATIONS--2.8%

COMMERCIAL PAPER--2.8%
Dupont (E.I.) de Nemours & Co. 4.91%,
12/7/98.................................      A-1+       $  175    $   174,857
- ------------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $174,857)                                             174,857
- ------------------------------------------------------------------------------

TOTAL INVESTMENTS--100.7%
(IDENTIFIED COST $7,313,182)                                          6,221,663(a)
Cash and receivables, less liabilities--(0.7%)                          (45,991)
                                                                   ------------
NET ASSETS--100.0%                                                 $  6,175,672
                                                                   ------------
                                                                   ------------

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $129,122 and gross depreciation of $1,243,108 for federal income tax purposes. At November 30, 1998, the aggregate cost of securities for federal income tax purposes was $7,335,649.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 1998, these securities amounted to a value of $877,899 or 14.2% of net assets.
(c) Variable or step coupon security; the interest rate shown reflects the rate currently in effect.
(d)  As rated by Standard & Poor's, Fitch, or Duff & Phelps.
(e)  Non-income producing
(f)  Par value represents Argentine Pesos.
(g)  Par value represents Polish Zloty.
(h)  Security in default.
(i)  Security defaulted subsequent to November 30, 1998.
(j)  All or a portion segregated as collateral.

54                     See Notes to Financial Statements

Phoenix Strategic Income Portfolio

                      STATEMENT OF ASSETS AND LIABILITIES
                               NOVEMBER 30, 1998

ASSETS
Investment securities at value
  (Identified cost $7,313,182)                                $    6,221,663
Cash                                                                  56,387
Receivables
  Investments securities sold                                         61,134
  Interest                                                           135,762
  Receivable from advisor                                             40,123
                                                              --------------
    Total assets                                                   6,515,069
                                                              --------------
LIABILITIES
Payables
  Investment securities purchased                                    262,430
  Transfer agent fee                                                  17,104
  Trustees' fee                                                        5,515
  Financial agent fee                                                  2,710
  Distribution fee                                                       329
Accrued expenses                                                      51,309
                                                              --------------
    Total liabilities                                                339,397
                                                              --------------
NET ASSETS                                                    $    6,175,672
                                                              --------------
                                                              --------------
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $    7,421,422
Undistributed net investment income                                   23,078
Accumulated net realized loss                                       (177,309)
Net unrealized depreciation                                       (1,091,519)
                                                              --------------
NET ASSETS                                                    $    6,175,672
                                                              --------------
                                                              --------------
CLASS X
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $5,652,819)                    705,966
Net asset value and offering price per share                           $8.01
CLASS A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $182,530)                       22,833
Net asset value per share                                              $7.99
Offering price per share $7.99/(1-4.75%)                               $8.39
CLASS B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $223,804)                       28,030
Net asset value and offering price per share                           $7.98
CLASS C
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $116,519)                       14,591
Net asset value and offering price per share                           $7.99

                            STATEMENT OF OPERATIONS
                          YEAR ENDED NOVEMBER 30, 1998

INVESTMENT INCOME
Interest                                                      $      628,142
Dividends                                                              9,183
                                                              --------------
    Total investment income                                          637,325
                                                              --------------
EXPENSES
Investment advisory fee                                               35,019
Distribution fee, Class A                                                416
Distribution fee, Class B                                              1,468
Distribution fee, Class C                                                759
Financial agent                                                       57,015
Transfer agent                                                        47,732
Registration                                                          34,649
Professional                                                          22,398
Printing                                                              15,781
Trustees                                                              14,032
Custodian                                                              7,813
Miscellaneous                                                          1,794
                                                              --------------
    Total expenses                                                   238,876
    Less expenses borne by the advisor                              (185,168)
                                                              --------------
    Net expenses                                                      53,708
                                                              --------------
NET INVESTMENT INCOME                                                583,617
                                                              --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on securities                                     (159,654)
Net realized loss on foreign currency transactions                      (923)
Net change in unrealized appreciation (depreciation) on
  investments                                                     (1,069,496)
                                                              --------------
NET LOSS ON INVESTMENTS                                           (1,230,073)
                                                              --------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS          $     (646,456)
                                                              --------------
                                                              --------------

                       See Notes to Financial Statements                      55

Phoenix Strategic Income Portfolio

                       STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended       Year Ended
                                                     November 30,     November 30,
                                                         1998             1997
                                                    --------------   --------------
FROM OPERATIONS
  Net investment income                             $     583,617    $     466,575
  Net realized gain (loss)                               (160,577)         251,177
  Net change in unrealized appreciation
    (depreciation)                                     (1,069,496)        (194,058)
                                                    --------------   --------------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS                                      (646,456)         523,694
                                                    --------------   --------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income, Class X                         (555,887)        (459,335)
  Net investment income, Class A                          (14,411)              --
  Net investment income, Class B                          (13,521)              --
  Net investment income, Class C                           (6,781)              --
  Net realized gains, Class X                            (241,425)         (72,586)
  Net realized gains, Class A                                  --               --
  Net realized gains, Class B                                  --               --
  Net realized gains, Class C                                  --               --
                                                    --------------   --------------

  DECREASE IN NET ASSETS RESULTING FROM
    DISTRIBUTIONS TO SHAREHOLDERS                        (832,025)        (541,921)
                                                    --------------   --------------
FROM SHARE TRANSACTIONS
CLASS X
  Proceeds from sales of shares (0 and 27,068
    shares, respectively)                                      --          263,374
  Net asset value of shares issued from
    reinvestment of distributions
    (87,775 and 54,582 shares, respectively)              797,305          541,924
  Cost of shares repurchased (30,675 and 27,376
    shares, respectively)                                (300,006)        (273,623)
                                                    --------------   --------------
Total                                                     497,299          531,675
                                                    --------------   --------------
CLASS A
  Proceeds from sales of shares (52,172 and 0
    shares, respectively)                                 490,240               --
  Net asset value of shares issued from
    reinvestment of distributions
    (1,541 and 0 shares, respectively)                     13,240               --
  Cost of shares repurchased (30,880 and 0 shares,
    respectively)                                        (234,729)              --
                                                    --------------   --------------
Total                                                     268,751                0
                                                    --------------   --------------
CLASS B
  Proceeds from sales of shares (38,952 and 0
    shares, respectively)                                 370,835               --
  Net asset value of shares issued from
    reinvestment of distributions
    (863 and 0 shares, respectively)                        7,274               --
  Cost of shares repurchased (11,785 and 0 shares,
    respectively)                                        (107,605)              --
                                                    --------------   --------------
Total                                                     270,504                0
                                                    --------------   --------------
CLASS C
  Proceeds from sales of shares (24,153 and 0
    shares, respectively)                                 209,622               --
  Net asset value of shares issued from
    reinvestment of distributions
    (807 and 0 shares, respectively)                        6,779               --
  Cost of shares repurchased (10,369 and 0 shares,
    respectively)                                         (78,932)              --
                                                    --------------   --------------
Total                                                     137,469                0
                                                    --------------   --------------
  INCREASE IN NET ASSETS FROM SHARE TRANSACTIONS        1,174,023          531,675
                                                    --------------   --------------
  NET INCREASE (DECREASE) IN NET ASSETS                  (304,458)         513,448
NET ASSETS
  Beginning of period                                   6,480,130        5,966,682
                                                    --------------   --------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET
    INVESTMENT INCOME OF $23,078 AND $14,837,
    RESPECTIVELY)                                   $   6,175,672    $   6,480,130
                                                    --------------   --------------
                                                    --------------   --------------

56                     See Notes to Financial Statements

Phoenix Strategic Income Portfolio

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                       CLASS X
                                        ----------------------------------------------------------------------
                                                                YEAR ENDED NOVEMBER 30
                                        ----------------------------------------------------------------------
                                              1998           1997           1996           1995           1994
Net asset value, beginning of period    $     9.99     $    10.03     $     9.45     $     8.97     $    10.12
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                       0.83(2)        0.74(2)(8)       0.78(2)       0.91(2)       0.63(2)
  Net realized and unrealized gain
    (loss)                                   (1.62)          0.09           0.59           0.51          (1.13)
                                             -----          -----          -----          -----          -----
      TOTAL FROM INVESTMENT
        OPERATIONS                           (0.79)          0.83           1.37           1.42          (0.50)
                                             -----          -----          -----          -----          -----
LESS DISTRIBUTIONS
  Dividends from net investment
    income                                   (0.82)         (0.75)         (0.79)         (0.94)         (0.59)
  Dividends from net realized gains          (0.37)         (0.12)            --             --          (0.06)
                                             -----          -----          -----          -----          -----
      TOTAL DISTRIBUTIONS                    (1.19)         (0.87)         (0.79)         (0.94)         (0.65)
                                             -----          -----          -----          -----          -----
Change in net asset value                    (1.98)         (0.04)          0.58           0.48          (1.15)
                                             -----          -----          -----          -----          -----
NET ASSET VALUE, END OF PERIOD          $     8.01     $     9.99     $    10.03     $     9.45     $     8.97
                                             -----          -----          -----          -----          -----
                                             -----          -----          -----          -----          -----
Total return(1)                              (8.63)%         8.58%         15.32%         16.65%         (5.26)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                               $5,653         $6,480         $5,967         $5,170         $1,780
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                          0.72%(6)       0.65%          0.65%          0.65%          0.65%
  Net investment income                       8.92%(6)       7.45%          8.11%          7.60%          6.64%
Portfolio turnover                             138%           194%           231%           618%           124%

                                         CLASS A                       CLASS B                       CLASS C
                                        ----------                    ----------                    ----------
                                           FROM                          FROM                          FROM
                                        INCEPTION                     INCEPTION                     INCEPTION
                                        3/27/98 TO                    3/27/98 TO                    3/27/98 TO
                                         11/30/98                      11/30/98                      11/30/98
                                        ----------                    ----------                    ----------
Net asset value, beginning of period    $     9.78                    $     9.78                    $     9.78
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                       0.55(3)(8)                    0.50(4)(8)                    0.50(5)(8)
  Net realized and unrealized gain
    (loss)                                   (1.79)                        (1.77)                        (1.76)
                                             -----                         -----                         -----
      TOTAL FROM INVESTMENT
        OPERATIONS                           (1.24)                        (1.27)                        (1.26)
                                             -----                         -----                         -----
LESS DISTRIBUTIONS
  Dividends from net investment
    income                                   (0.55)                        (0.53)                        (0.53)
  Dividends from net realized gains             --                            --                            --
                                             -----                         -----                         -----
      TOTAL DISTRIBUTIONS                    (0.55)                        (0.53)                        (0.53)
                                             -----                         -----                         -----
Change in net asset value                    (1.79)                        (1.80)                        (1.79)
                                             -----                         -----                         -----
NET ASSET VALUE, END OF PERIOD          $     7.99                    $     7.98                    $     7.99
                                             -----                         -----                         -----
                                             -----                         -----                         -----
Total return(1)                             (12.89)%(7)                   (13.25)%(7)                   (13.15)%(7)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                                 $183                          $224                          $117
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                          1.00%(6)                      1.75%(6)                      1.75%(6)
  Net investment income                       8.79%(6)                      8.37%(6)                      8.47%(6)
Portfolio turnover                             138%(7)                       138%(7)                       138%(7)

(1)  Maximum sales charges are not included in total return calculation.
(2) Includes reimbursement of operating expenses by investment adviser of $0.26, $0.22, $0.15, $0.40, $0.34 and $0.35, respectively.
(3) Includes reimbursement of operating expenses by investment adviser of $0.20.
(4) Includes reimbursement of operating expenses by investment adviser of $0.20.
(5) Includes reimbursement of operating expenses by investment adviser of $0.20.
(6)  Annualized.
(7)  Not annualized.
(8)  Computed using average shares outstanding.

                       See Notes to Financial Statements                      57

PHOENIX MULTI-PORTFOLIO FUND
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 1998

1. SIGNIFICANT ACCOUNTING POLICIES

  The Phoenix Multi-Portfolio Fund ("the Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. To date, six Portfolios are offered for sale: Tax-Exempt Bond Portfolio, Mid Cap Portfolio, International Portfolio, Real Estate Securities Portfolio, Emerging Markets Bond Portfolio, and Strategic Income Portfolio (formerly the Diversified Income Portfolio.) Each Portfolio has distinct investment objectives. The Tax-Exempt Bond Portfolio seeks as high a level of current income exempt from federal income taxation as is consistent with preservation of capital. The Mid Cap Portfolio seeks as its investment objective long-term appreciation of capital. The International Portfolio seeks a high total return consistent with reasonable risk through investment in an internationally diversified portfolio of equity securities. The Real Estate Securities Portfolio seeks capital appreciation and income with approximately equal emphasis. The Emerging Markets Bond Portfolio seeks to achieve high current income with a secondary objective of long-term capital appreciation. The Strategic Income Portfolio seeks to maximize current income by investing in debt securities, with a secondary objective of capital appreciation.

  The Trust offers both Class A and Class B shares on each Portfolio and one additional class of shares Class C on Emerging Markets Bond Portfolio and Class C and Class X on the Strategic Income Portfolio. Class A shares are sold with a front-end sales charge of up to 4.75%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a 1% contingent deferred sales charge if redeemed within one year of purchase. Class X are currently closed to new investors. Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. Income and expenses of each Portfolio are borne pro rata by the holders of each class of shares, except that each class bears distribution expenses unique to that class.

  The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

A. SECURITY VALUATION:

  Equity securities are valued at the last sale price, or if there had been no sale that day, at the last bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at fair value as determined in good faith by or under the direction of the Trustees.

B. SECURITY TRANSACTIONS AND RELATED INCOME:

  Security transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date or, in the case of certain foreign securities, as soon as the Portfolio is notified. Realized gains and losses are determined on the identified cost basis. The Trust does not amortize premiums but does amortize discounts except for the Tax-Exempt Bond Portfolio which amortizes both premiums and discounts over the life of the respective securities using the effective interest method.

C. INCOME TAXES:

  Each of the Portfolios is treated as a separate taxable entity. It is the policy of each Portfolio in the Trust to comply with the requirements of the Internal Revenue Code (the Code), applicable to regulated investment companies, and to distribute substantially all of its taxable and tax-exempt income to its shareholders. In addition, each Portfolio intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

D. DISTRIBUTIONS TO SHAREHOLDERS:

  Distributions are recorded by each Portfolio on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gain/loss, partnerships, operating losses and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

E. FOREIGN CURRENCY TRANSLATION:

  Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Trust does not separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

F. FORWARD CURRENCY CONTRACTS:

  The Mid Cap Portfolio, the Emerging Markets Bond Portfolio, the International Portfolio and the Strategic Income Portfolio may enter

PHOENIX MULTI-PORTFOLIO FUND
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 1998 (CONTINUED)

into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. Forward currency contracts involve, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible movements in foreign exchange rates or if the counterparty does not perform under the contract.

  A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by each Portfolio as an unrealized gain (or loss). When the contract is closed or offset with the same counterparty, the Portfolio records a realized gain (or loss) equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset.

G. FUTURES CONTRACTS:

  A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Each Portfolio (other than the Real Estate Securities Portfolio) may enter into financial futures contracts as a hedge against anticipated changes in the market value of their portfolio securities. Upon entering into a futures contract, the Portfolios are required to pledge to the broker an amount of cash and/or securities equal to the "initial margin" requirements of the futures exchange on which the contract is traded. Pursuant to the contract, the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as daily variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Portfolio is that the change in value of the futures contract may not correspond to the change in value of the hedged instruments.

H. OPTIONS:

  Each Portfolio (other than the Real Estate Securities Portfolio), may write covered options or purchase options contracts for the purpose of hedging against changes in the market value of the underlying securities or foreign currencies.

  Each Portfolio will realize a gain or loss upon the expiration or closing of the option transaction. Gains and losses on written options are reported separately in the Statement of Operations. When a written option is exercised, the proceeds on sales or amounts paid are adjusted by the amount of premium received. Options written are reported as a liability in the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. The risk associated with written options is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, or if a liquid secondary market does not exist for the contracts.

  The Portfolios may purchase options which are included in the Portfolio's Schedule of Investments and subsequently marked to market to reflect the current value of the option. When a purchased option is exercised, the cost of the security is adjusted by the amount of premium paid. The risk associated with purchased options is limited to the premium paid.

I. LOAN AGREEMENTS:

  The Trust may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. The Trust's investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the lender) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Trust has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Trust generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Trust may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Trust purchases assignments from lenders it acquires direct rights against the borrower on the loan. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling to pay the principal and interest when due.

J. SECURITY LENDING:

  The Trust (with the exception of the Real Estate Securities Portfolio) loans securities to qualified brokers through an agreement with State Street Bank & Trust (the Custodian) and Brown Brothers, Harriman, custodian for the International Portfolio. Under the terms of the agreement, the Trust receives collateral with a market value not less than 100% of the market value of loaned securities. Collateral consists of cash, securities issued or guaranteed by the U.S. Government or its agencies and the sovereign debt of foreign countries. Interest earned on the collateral and premiums paid by the borrower are recorded as income by the Trust net of fees charged by the Custodian for its services in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the foreclosure on collateral. At November 30, 1998, the Trust had the following market value of security loans and collateral:

                                            Value of
                                           Securities   Value of
                                            on Loan    Collateral
                                           ----------  ----------
Mid Cap Portfolio........................  $6,719,029  $6,957,460

PHOENIX MULTI-PORTFOLIO FUND
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 1998 (CONTINUED)

K. EXPENSES:

  Expenses incurred by the Trust with respect to any two or more Portfolios are allocated in proportion to the net assets of each Portfolio, except where allocation of direct expense to each Portfolio or an alternative allocation method can be more fairly made.

L. WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS:

  The Trust may engage in when-issued or delayed delivery transactions. The Trust records when-issued securities on the trade date and maintains collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

2. INVESTMENT ADVISORY FEE AND RELATED PARTY TRANSACTIONS

  As compensation for its services to the Trust, the Advisers, Phoenix Investment Counsel, Inc., an indirect majority-owned subsidiary of Phoenix Home Life Insurance Company ("PHL"), and Duff & Phelps Investment Management ("DPIM") Co., an indirect wholly-owned subsidiary of PHL, the Adviser for the Real Estate Securities Portfolio, are entitled to a fee, based upon the following annual rates as a percentage of the average daily net assets of each Portfolio:

                                             1st          $1-2        $2+
                                          $1 Billion    Billion     Billion
                                         ------------  ----------  ----------
Tax-Exempt Bond Portfolio..............        0.45%        0.40%       0.35%
Mid Cap Portfolio......................        0.75%        0.70%       0.65%
International Portfolio................        0.75%        0.70%       0.65%
Real Estate Securities Portfolio.......        0.75%        0.70%       0.65%
Emerging Markets Bond Portfolio........        0.75%        0.70%       0.65%
Strategic Income Portfolio.............        0.55%        0.50%       0.45%

  The respective Advisers have agreed to reimburse the Real Estate Securities Portfolio and the Strategic Income Portfolio to the extent that total expenses (excluding interest, taxes, brokerage fees and commissions, and extraordinary expenses) exceed 1.30% and 1.00%, respectively, of the average daily net assets for Class A shares, and 2.05% and 1.75%, for Class B shares and 1.75% and 0.75% for Class C and Class X of Strategic Income Portfolio, respectively. Prior to March 27, 1998, the advisory and reimbursement rates for Strategic Income Portfolio Class X were 0.50% and 0.65%, respectively.

  Effective October 27, 1998, Seneca Capital Management LLC ("Seneca") was appointed subadvisor to the Phoenix Mid Cap Portfolio, a majority of the equity interests of Seneca is owned by Phoenix Investment Partners, Ltd. For its services, Seneca is paid a fee by the Adviser ranging from 0.375% through 0.20% of the average daily net assets of the Phoenix Mid Cap Portfolio.

  Effective October 27, 1998, Aberdeen Fund Managers, Inc. ("Aberdeen") was appointed subadvisor to the Phoenix International Portfolio, Aberdeen is a subsidiary of Aberdeen Asset Management PLC. For its services, Aberdeen is paid a fee by the Adviser equal to 0.375% of the average daily net assets of the Phoenix International Portfolio up to $1 billion, 0.35% between $1 billion and $2 billion, and 0.325% in excess of $2 billion.

  Phoenix Equity Planning Corporation ("PEPCO") an indirect majority-owned subsidiary of PHL, which serves as the national distributor of the Trust's shares has advised the Trust that it retained net selling commissions of $122,184 for Class A shares and deferred sales charges of $422,549 for Class B shares and $318 for Class C shares for the year ended November 30, 1998. In addition, each Portfolio pays PEPCO a distribution fee at an annual rate of 0.25% for Class A shares and 1.00% for Class B and Class C shares applied to the average daily net assets of each Portfolio. The distributor has advised the Trust that of the total amount expensed for the year ended November 30, 1998, $1,025,897 was retained by the Distributor and $1,404,016 was paid out to unaffiliated Participant and $278,168 was paid to W.S. Griffith, an indirect subsidiary of PHL.

  As Financial Agent of the Trust, PEPCO received a fee for bookkeeping, administration, and pricing services through May 31, 1998, at an annual rate of 0.05% of average daily net assets up to $100 million, 0.04% of average daily net assets of $100 million to $300 million, 0.03% of average daily net assets of $300 million through $500 million, and 0.015% of average daily net assets greater than $500 million; a minimum fee applied.

  Effective June 1, 1998, PEPCO receives a financial agent fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC Inc. (subagent to PEPCO), plus (2) the documented cost to PEPCO to provide financial reporting, tax services and oversight of subagent's performance. The current fee schedule of PFPC Inc. ranges from 0.085% to 0.0125% of the average daily net asset values of the Fund. Certain minimum fees and fee waivers may apply.

  PEPCO serves as the Trust's Transfer Agent with State Street Bank and Trust Company as sub-transfer agent. For the year ended November 30, 1998, transfer agent fees were $1,130,180 of which PEPCO retained $526,661 which is net of fees paid to State Street.

PHOENIX MULTI-PORTFOLIO FUND
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 1998 (CONTINUED)

  At November 30, 1998 PHL and its affiliates held Phoenix Multi-Portfolio Fund shares which aggregated the following:

                                                      Aggregate
                                                      Net Asset
                                           Shares       Value
                                         ----------  ------------
Tax-Exempt Bond Portfolio
         --Class A.....................     163,803   $1,836,229
International
         --Class A.....................   1,521,314   24,310,598
Real Estate Securities Portfolio
         --Class A.....................     514,562    6,303,379
         --Class B.....................      12,290      149,814
Emerging Markets Bond Portfolio
         --Class A.....................   2,083,489   15,001,120
         --Class B.....................      17,508      124,832
         --Class C.....................       8,484       60,830
Strategic Income Portfolio
         --Class X.....................     699,738    5,604,901
         --Class A.....................      10,902       87,107
         --Class B.....................      10,870       86,743
         --Class C.....................      10,870       86,851

3. PURCHASE AND SALE OF SECURITIES

  Purchases and sales of securities during the year ended November 30, 1998 (excluding U.S. Government and agency securities, short-term securities, futures contracts and forward currency contracts) aggregated the following:

                                      Purchases        Sales
                                    -------------  -------------
Tax-Exempt Bond Portfolio.........  $  16,534,538  $  29,372,392
Mid Cap Portfolio.................  1,072,164,078  1,125,149,460
International Portfolio...........    204,714,991    175,987,086
Real Estate Securities
 Portfolio........................      5,551,422      8,306,157
Emerging Markets Bond Portfolio...    377,244,699    388,087,244
Strategic Income Portfolio........      8,497,008      7,675,230

  Purchase and sales of U.S. Government and agency securities during the year ended November 30, 1998, aggregated the following:

                                              Purchases    Sales
                                              ---------  ---------
Strategic Income Portfolio..................  $ 807,704  $ 967,484

  At November 30, 1998, the Tax-Exempt Bond Portfolio had entered into futures contracts as follows:

                                             Value of
                                            Contracts     Market        Net
                               Number of       when      Value of   Unrealized
Description                    Contracts      Opened    Contracts   Depreciation
- ---------------------------  -------------  ----------  ----------  -----------
U.S. Treasury Bond Dec 98
 (Short)...................            8    $1,009,191  $1,038,750   $ (29,559)

  Written option activity for the year ended November 30, 1998 aggregated the following:

                                                   Call Options
                                             ------------------------
                                              Number of     Amount
Emerging Markets Bond Portfolio                Options    of Premiums
- -------------------------------------------  -----------  -----------
Options outstanding at November 30, 1997...          --    $      --
Options written............................        21.0       84,804
Options canceled in closing purchase
 transactions..............................        (5.0)     (36,547)
Options expired............................       (16.0)     (48,257)
Options exercised..........................          --           --
                                                    ---   -----------
Options outstanding at November 30, 1998...          --    $      --
                                                    ---   -----------
                                                    ---   -----------

4. CREDIT RISK

  In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a fund's ability to repatriate such amounts. Given the uncertain economic condition of Russia and the defaults that have occurred, there is no guarantee that continued payments on Russian government bonds will be made.

5. CAPITAL LOSS CARRYOVERS

  The following Portfolios have capital loss carryforwards which may be used to offset future capital gains.

                                  Strategic   Emerging      Real
Expiration Date      Tax-Exempt    Income      Markets     Estate
- -------------------  -----------  ---------  -----------  ---------
2006...............   $ 381,648   $ 154,841  $42,735,153  $  70,513
                     -----------  ---------  -----------  ---------
  Total............   $ 381,648   $ 154,841  $42,735,153  $  70,513
                     -----------  ---------  -----------  ---------
                     -----------  ---------  -----------  ---------

6. RECLASS OF CAPITAL ACCOUNTS

  In accordance with accounting pronouncements, the Portfolios of the Trust have recorded several reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Portfolios and are designed generally to present undistributed income and realized gains on a tax basis which is

PHOENIX MULTI-PORTFOLIO FUND
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 1998 (CONTINUED)

considered to be more informative to the shareholder. As of November 30, 1998, the Portfolios recorded the following reclassifications to increase (decrease) the accounts listed below:

                              Undistributed    Accumulated        Capital paid
                                   net         net realized       in on shares
                               investment          gain          of beneficial
                                 income           (loss)            interest
                              -------------  ----------------   ----------------
Tax-Exempt Bond Portfolio...  $    479,932   $         51,664   $      (531,596)
Mid Cap Portfolio...........       467,524           (467,524)               --
International Portfolio.....       525,955           (525,955)               --
Emerging Markets Bond
  Portfolio.................    (3,921,630 )        3,921,630                --
Strategic Income
  Portfolio.................        15,224            (16,732)            1,508

TAX NOTICE (UNAUDITED)

  For the fiscal year ended November 30, 1998, the Tax-Exempt Bond Portfolio distributed $5,465,095 of exempt-interest dividends.

  For the fiscal year ended November 30, 1998, the following Portfolios distributed long-term capital gains dividends as follows:

                                              28%         20%
                                          -----------  ----------
Tax-Exempt Bond Portfolio...............  $    94,830          --
Mid Cap Portfolio.......................   14,325,003  $8,224,856
International Portfolio.................    8,680,892   4,099,040
Real Estate Securities Portfolio........    1,022,237   1,500,701
Emerging Markets Bond Portfolio.........      420,839          --
Strategic Income Portfolio..............       33,264       4,400

    This report is not authorized for distribution to prospective investors in the Phoenix Multi-Portfolio Fund unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, the Fund's record and other pertinent information.

                       REPORT OF INDEPENDENT ACCOUNTANTS

[LOGO]

To the Trustees and Shareholders of
Phoenix Multi-Portfolio Fund

   In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Tax-Exempt Bond Portfolio, the Mid Cap Portfolio, the International Portfolio, the Real Estate Securities Portfolio, the Emerging Markets Bond Portfolio and the Strategic Income Portfolio (formerly Diversified Income Portfolio) (constituting series of the Phoenix Multi-Portfolio Fund, hereafter referred to as the "Fund") at November 30, 1998 and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1998 by correspondence with the custodians and brokers provide a reasonable basis for the opinion expressed above.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
January 21, 1999

RESULTS OF SHAREHOLDER MEETING (UNAUDITED)

A special meeting of Shareholders of the Phoenix International Portfolio of Phoenix Multi-Portfolio Fund was held on October 27, 1998 to approve the following matter:

    1. Approval of a subadvisory agreement with Aberdeen Fund Managers, Inc.

On the record date for this meeting there were 5,848,931 shares outstanding and 50.13% of the shares outstanding and entitled to vote were present by proxy.

NUMBER OF VOTES

                                             FOR       AGAINST     ABSTAIN
                                          ---------   ---------   ---------
1. Approval of investment subadvisory
  agreement                               5,376,525     132,631     339,775

A special meeting of Shareholders of the Phoenix Mid Cap Portfolio of Phoenix Multi-Portfolio Fund was held on October 27, 1998 to approve the following matter:

    1. Approval of a subadvisory agreement with Seneca Capital Management LLC.

On the record date for this meeting there were 8,784,306 shares outstanding and 56.22% of the shares outstanding and entitled to vote were present by proxy.

NUMBER OF VOTES

                                             FOR       AGAINST     ABSTAIN
                                          ---------   ---------   ---------
1. Approval of investment subadvisory
  agreement                               7,613,064     281,207     890,035

PHOENIX MULTI-PORTFOLIO FUND
101 Munson Street
Greenfield, MA 01301

TRUSTEES
Robert Chesek
E. Virgil Conway
Harry Dalzell-Payne
Francis E. Jeffries
Leroy Keith, Jr.
Philip R. McLoughlin
Everett L. Morris
James M. Oates
Calvin J. Pedersen
Herbert Roth, Jr.
Richard E. Segerson
Lowell P. Weicker, Jr.

OFFICERS
Philip R. McLoughlin, President
Michael E. Haylon, Executive Vice President
John F. Sharry, Executive Vice President
Gail P. Seneca, Senior Vice President
James D. Wehr, Senior Vice President
David L. Albrycht, Vice President
Timothy M. Heaney, Vice President
Ron K. Jacks, Vice President
William E. Keen, III, Vice President
Peter S. Lannigan, Vice President
Richard D. Little, Vice President
William R. Moyer, Vice President
Leonard J. Saltiel, Vice President
Michael Schatt, Vice President
Pierre G. Trinque, Vice President
Nancy G. Curtiss, Treasurer
G. Jeffrey Bohne, Secretary

INVESTMENT ADVISERS
Phoenix Investment Counsel, Inc.
56 Prospect Street
Hartford, CT 06115-0480

Duff & Phelps Investment Management Co.
(Real Estate Securities Portfolio)
55 East Monroe Street, Suite 3600
Chicago, IL 60603

PRINCIPAL UNDERWRITER
Phoenix Equity Planning Corporation
100 Bright Meadow Boulevard
P.O. Box 2200
Enfield, CT 06083-2200

CUSTODIANS
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Brown Brothers Harriman & Co.
(International Portfolio)
40 Water Street
Boston, MA 02109

TRANSFER AGENT
Phoenix Equity Planning Corporation
100 Bright Meadow Boulevard
P.O. Box 2200
Enfield, CT 06083-2200

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
160 Federal Street
Boston, Massachusetts 02110

HOW TO CONTACT US

The Fund Connection               1-800-243-1574
Customer Service                  1-800-243-1574 (option 0)
Investment Strategy Hotline       1-800-243-4361 (option 2)
Marketing Department              1-800-243-4361 (option 3)
Text Telephone                    1-800-243-1926

Internet access:
www.phoenixinvestments.com

PHOENIX EQUITY PLANNING CORPORATION
PO Box 2200                                                       PRESORTED
Enfield CT 06083-2200                                            U.S. Postage
                                                                     PAID
                                                                Springfield, MA
                                                                 Permit No. 444
[LOGO]  PHOENIX
        INVESTMENT PARTNERS















                                                     PXP 490 (1/99)

Phoenix Investment Partners

                               SEMIANNUAL REPORT

                                                                    MAY 31, 1999


-- Aberdeen                -- Phoenix-Aberdeen
                              International Fund

-- Duff & Phelps           -- Phoenix-Duff & Phelps
                              Real Estate Securities Fund

--Goodwin-SM-              -- Phoenix-Goodwin
                              Emerging Markets
                              Bond Fund
                              Phoenix-Goodwin
                              Tax-Exempt Bond Fund

-- Seneca                  -- Phoenix-Seneca
                              Mid Cap Fund

[LOGO] PHOENIX
       INVESTMENT PARTNERS

MESSAGE FROM THE PRESIDENT

DEAR MULTI-PORTFOLIO FUND SHAREHOLDER:
[PHOTO]
PHILIP R. MCLOUGHLIN

  We are pleased to provide this semiannual financial summary for the Phoenix Multi-Portfolio Funds for the six months ended May 31, 1999.

  If you have any questions, please contact your financial advisor or call us at 1-800-243-1574 (option 0), between 8:00 a.m. and 6:00 p.m. Eastern Time, Monday through Friday.

Sincerely,

/s/ Philip R. McLoughlin
Philip R. McLoughlin

             Mutual funds are not insured by the FDIC; are not deposits or other obligations of a bank and are not guaranteed by a bank; and are subject to investment risks, including possible loss of the principal invested.

TABLE OF CONTENTS

Phoenix-Aberdeen International Fund.......................................     3
Phoenix-Duff & Phelps Real Estate Securities Fund.........................    13
Phoenix-Goodwin Emerging Markets Bond Fund................................    18
Phoenix-Goodwin Tax-Exempt Bond Fund......................................    26
Phoenix-Seneca Mid Cap Fund...............................................    33
Notes to Financial Statements.............................................    38

PHOENIX-ABERDEEN INTERNATIONAL FUND

                          INVESTMENTS AT MAY 31, 1999
                                  (UNAUDITED)

                                                       SHARES         VALUE
                                                     -----------   ------------

FOREIGN COMMON STOCKS--96.3%
ARGENTINA--0.4%
Perez Companc SA Sponsored ADR (Oil &
Gas (Exploration & Production)).........                  25,000   $    298,725
Telecom Argentina SA Sponsored ADR
(Telecommunications (Long Distance))....                   7,800        222,300
YPF Sociedad Anonima Sponsored ADR (Oil
(International Integrated)).............                   6,500        273,812
                                                                   ------------
                                                                        794,837
                                                                   ------------

AUSTRALIA--1.4%
Australian Gas Light Co., Ltd. (Natural
Gas)....................................                 200,000      1,268,422
QBE Insurance Group Ltd. (Insurance
(Property-Casualty))....................                 375,000      1,471,107
                                                                   ------------
                                                                      2,739,529
                                                                   ------------

BRAZIL--1.2%
Tele Centro Sul Participacoes SA ADR
(Telephone).............................                   8,500        459,000
Tele Norte Leste Participacoes SA ADR
(Telephone).............................                  41,000        671,375
Tele Sudeste Celular Participacoes SA
ADR (Telecommunications
(Cellular/Wireless))....................                  21,000        511,875
Telesp Participacoes SA ADR
(Telephone).............................                  26,000        568,750
                                                                   ------------
                                                                      2,211,000
                                                                   ------------

CANADA--2.9%
Nortel Networks Corp. (Communications
Equipment)..............................                  25,500      1,912,500
Seagram Co. Ltd. (The) (Beverages
(Alcoholic))............................                  34,000      1,765,875
Toronto-Dominion Bank (The) (Banks
(Regional)).............................                  36,000      1,908,000
                                                                   ------------
                                                                      5,586,375
                                                                   ------------

DENMARK--1.4%
Danisco A/S (Foods).....................                  22,500      1,082,930
Tele Danmark A/S (Telephone)(b).........                  16,400      1,680,224
                                                                   ------------
                                                                      2,763,154
                                                                   ------------

FINLAND--1.8%
Nokia Oyj Class A (Communications
Equipment)..............................                  30,800      2,196,365
Stora Enso Oyj (Paper & Forest
Products)...............................                  76,375        781,015

                                                       SHARES         VALUE
                                                     -----------   ------------
FINLAND--CONTINUED
UPM-Kymmene Oyj (Paper & Forest
Products)...............................                  15,000   $    440,724
                                                                   ------------
                                                                      3,418,104
                                                                   ------------

FRANCE--11.5%
Air Liquide (Chemicals (Specialty)).....                   5,715        862,885
Alstom (Engineering &
Construction)(b)........................                  58,750      1,739,071
Axa (Insurance (Multi-Line))............                  10,631      1,228,304
Canal Plus (Broadcasting (Television,
Radio & Cable)).........................                   1,600        464,251
Carrefour SA (Retail (Food Chains)).....                   9,840      1,294,331
Castorama Dubois (Retail (Building
Supplies))..............................                   6,620      1,619,733
Coflexip SA (Metal Fabricators).........                  14,000      1,144,733
Compagnie de Saint Gobain (Manufacturing
(Diversified))..........................                   2,800        440,620
Dexia France (Banks (Major Regional))...                   6,200        863,506
Elf Aquitaine SA (Oil (International
Integrated))............................                  10,600      1,538,384
Groupe Danone (Foods)...................                   3,500        966,143
Lafarge SA (Construction (Cement &
Aggregates))............................                  16,500      1,490,621
Pechiney SA Class A (Containers &
Packaging (Paper))......................                  31,800      1,235,584
Renault SA (Automobiles)................                  37,600      1,464,481
Rhodia SA (Chemicals (Specialty)).......                  52,700        898,740
Schneider SA (Electrical Equipment).....                   7,500        446,998
Societe Generale Class A (Banks (Major
Regional))..............................                   6,300      1,147,515
Total Fina SA Class B (Oil & Gas
(Refining & Marketing)).................                  11,270      1,372,838
Valeo SA (Auto Parts & Equipment).......                  16,550      1,354,969
Vivendi (Manufacturing (Diversified))...                   5,800        430,582
                                                                   ------------
                                                                     22,004,289
                                                                   ------------

GERMANY--8.5%
Allianz AG Vinkulierte Registered Shares
(Insurance (Multi-Line))................                   4,800      1,314,958
BASF AG (Chemicals (Diversified)).......                  25,000        975,031
Bayer AG (Chemicals (Diversified))......                  22,200        865,827
Bayerische Motoren Werke AG
(Automobiles)...........................                   2,079      1,334,727
Bayerische Vereinsbank AG (Banks (Major
Regional))..............................                  22,000      1,191,577
Bewag AG (Electric Companies)...........                  35,550        602,177
DaimlerChrysler AG (Automobiles)........                  22,468      1,944,025
Deutsche Bank AG (Banks (Major
Regional))..............................                  18,200        951,505

                       See Notes to Financial Statements                       3

Phoenix-Aberdeen International Fund

                                                       SHARES         VALUE
                                                     -----------   ------------
GERMANY--CONTINUED
Deutsche Lufthansa AG (Airlines)........                  86,255   $  1,857,894
Mannesmann AG (Manufacturing
(Diversified))..........................                  11,200      1,534,118
Metro AG (Retail (Specialty))...........                  20,300      1,284,165
Muenchener Rueckversicherungs New Shares
(Insurance (Life/Health))(b)............                   4,576        775,123
Muenchener
Rueckversicherungs-Gesellschaft AG
(Insurance (Multi-Line))................                   4,576        784,692
RWE AG (Manufacturing (Diversified))....                  18,900        846,803
                                                                   ------------
                                                                     16,262,622
                                                                   ------------
GREECE--0.4%
Alpha Credit Bank (Banks (Major
Regional))..............................                   5,232        355,712
Hellenic Telecommunications Organization
SA (Telephone)..........................                  18,700        405,757
                                                                   ------------
                                                                        761,469
                                                                   ------------

HONG KONG--1.7%
Hongkong Electric Holdings Ltd.
(Electric Companies)....................                 500,000      1,566,834
Swire Pacific Ltd. Class B
(Manufacturing (Diversified))...........               2,250,000      1,624,865
                                                                   ------------
                                                                      3,191,699
                                                                   ------------

HUNGARY--0.5%
Magyar Tavkozlesi Rt Sponsored ADR
(Telecommunications (Long Distance))....                  17,300        484,400
Mol Magyar Olaj-Es Gazipari Rt. (Oil
(Domestic Integrated))..................                  17,000        415,172
                                                                   ------------
                                                                        899,572
                                                                   ------------

INDIA--0.5%
Mahanagar Telephone Nigam Ltd. GDR
(Telecommunications (Long Distance))....                 115,000      1,049,375

INDONESIA--0.6%
PT Indosat (Telephone)..................                 186,000        377,142
PT Indosat ADR (Telecommunications (Long
Distance))..............................                  38,000        752,875
                                                                   ------------
                                                                      1,130,017
                                                                   ------------

ISRAEL--0.4%
Bank Hapoalim Ltd. (Banks (Major
Regional))..............................                 121,000        306,951

                                                       SHARES         VALUE
                                                     -----------   ------------
ISRAEL--CONTINUED
Koor Industries Ltd. (Manufacturing
(Diversified))..........................                   4,712   $    509,504
                                                                   ------------
                                                                        816,455
                                                                   ------------

ITALY--3.1%
Assicurazioni Generali (Insurance
(Life/Health))..........................                  25,000        891,382
Banca Intesa SPA (Banks (Major
Regional))..............................                 565,900      1,343,183
San Paolo-IMI SPA (Banks (Major
Regional))..............................                  75,664      1,024,539
Telecom Italia Mobile SPA (Telephone)...                 147,900        872,201
Telecom Italia SPA (Telephone)..........                 166,900      1,724,181
                                                                   ------------
                                                                      5,855,486
                                                                   ------------

JAPAN--12.1%
77 Bank Ltd. (The) (Banks (Major
Regional))..............................                 110,000        960,520
Canon, Inc. (Office Equipment &
Supplies)...............................                  55,000      1,388,429
Dai Nippon Printing Co., Ltd. (Specialty
Printing)...............................                  80,000      1,199,801
Fuji Photo Film Co.
(Photography/Imaging)...................                  28,000      1,001,159
Hitachi Credit Corp. (Consumer
Finance)................................                  55,000      1,092,534
Ito-Yokado Co., Ltd. (Retail (Food
Chains))................................                  20,000      1,193,511
Kao Corp. (Household Products
(Non-Durables)).........................                  45,000      1,236,550
Kawasumi Laboratories, Inc. (Health Care
(Medical Products & Supplies))..........                 100,000      1,403,741
Kirin Beverage Corp. (Beverages
(Alcoholic))............................                  68,000      1,190,366
Mabuchi Motor Co., Ltd. (Electrical
Equipment)..............................                  18,000      1,407,879
Nippon COMSYS Corp. (Engineering &
Construction)...........................                  72,000      1,054,792
Nippon Telegraph & Telephone Corp.
(Telephone).............................                   1,450      1,416,156
Rinnai Corp. (Household Furnishings &
Appliances).............................                  60,000      1,340,837
Rohm Co., Ltd (Electronics
(Semiconductors)).......................                  10,000      1,310,213
Sanwa Bank Ltd. (The) (Banks (Major
Regional))..............................                 115,000      1,117,447
Secom Co., Ltd. (Services (Commercial &
Consumer))..............................                  15,000      1,427,743
Shin-Etsu Chemical Co., Ltd. (Chemicals
(Specialty))............................                  40,000      1,241,516
Suzuki Motor Corp. (Automobiles)........                  90,000      1,278,265
Takeda Chemical Industries (Health Care
(Drugs-Major Pharmaceuticals))..........                  20,000        888,926
                                                                   ------------
                                                                     23,150,385
                                                                   ------------

MALAYSIA--0.2%
Carlsberg Brewery Malaysia Berhad
(Beverages (Alcoholic))(c)..............                 125,000        296,053

4                      See Notes to Financial Statements

Phoenix-Aberdeen International Fund

                                                       SHARES         VALUE
                                                     -----------   ------------
MALAYSIA--CONTINUED
Malaysian Oxygen Berhad (Chemicals
(Specialty))(c).........................                  85,000   $    164,967
                                                                   ------------
                                                                        461,020
                                                                   ------------

MEXICO--1.1%
Coca-Cola Femsa SA Sponsored ADR
(Beverages (Non-Alcoholic)).............                  53,000        957,312
Grupo Televisa SA Sponsored GDR
(Broadcasting (Television, Radio &
Cable))(b)..............................                  18,000        752,625

Telefonos de Mexico SA Sponsored ADR
Class L (Telecommunications (Long
Distance))..............................                   6,000        479,625
                                                                   ------------
                                                                      2,189,562
                                                                   ------------

NETHERLANDS--6.9%
ASM Lithography Holding NV (Equipment
(Semiconductor))(b).....................                  21,900        967,476
Benckiser NV B (Household Products (Non-
Durables))..............................                  31,000      1,679,040
Elsevier NV (Publishing)................                  65,600        833,393
Equant NV (Services (Data
Processing))(b).........................                  15,400      1,272,088
Fortis (NL) NV (Financial
(Diversified))..........................                  37,700      1,227,917
Getronics NV (Services (Data
Processing))............................                  32,700      1,265,083
IHC Caland NV (Oil & Gas (Drilling &
Equipment)).............................                   9,591        378,574
ING Groep NV (Financial
(Diversified))..........................                  23,600      1,264,665
KPN NV (Telephone)......................                  16,900        818,158
Royal Dutch Petroleum Co. (Oil (Domestic
Integrated))............................                  39,000      2,177,586
VNU NV (Publishing).....................                  21,400        910,705
Wolters Klumer (Publishing).............                  11,500        463,545
                                                                   ------------
                                                                     13,258,230
                                                                   ------------

NEW ZEALAND--0.2%
Telecom Corporation of New Zealand Ltd.
(Telephone).............................                 100,000        432,125
PHILIPPINES--0.7%
Ayala Land, Inc. (Financial
(Diversified))..........................               2,000,000        643,889
Philippine Long Distance Telephone Co.
Sponsored ADR (Telecommunications (Long
Distance))..............................                  25,000        714,062
                                                                   ------------
                                                                      1,357,951
                                                                   ------------

                                                       SHARES         VALUE
                                                     -----------   ------------

POLAND--0.2%
Elektrim Spolka Akcyjna SA (Distributors
(Food & Health))........................                  37,800   $    441,297

SINGAPORE--1.6%
Rothmans Industries Ltd. (Tobacco)......                 220,000      1,747,520
United Overseas Bank Ltd. (Banks (Major
Regional))..............................                 205,000      1,354,995
                                                                   ------------
                                                                      3,102,515
                                                                   ------------

SOUTH AFRICA--0.7%
Anglo American PLC (Metals Mining)(b)...                   7,550        342,064
BOE Ltd. (Financial (Diversified))......                 222,320        210,290
Liberty Life Association of Africa
(Insurance (Life/ Health))..............                  32,530        438,081

South African Breweries PLC (Beverages
(Alcoholic))(b).........................                  48,000        385,538
                                                                   ------------
                                                                      1,375,973
                                                                   ------------

SOUTH KOREA--0.7%
Pohang Iron & Steel Co. Ltd. (Iron &
Steel)..................................                  14,000      1,294,072

SPAIN--3.6%
Argentaria, Caja Postal y Banco
Hipotecario de Espana SA (Banks (Major
Regional))..............................                  38,400        862,854

Banco Popular Espanol SA (Banks (Major
Regional))..............................                  21,700      1,590,550

Banco Santander Central Hispano SA
(Banks (Money Center))..................                  62,184      1,300,404

Iberdrola SA (Electric Companies).......                  55,100        791,604
Repsol SA (Oil & Gas (Refining &
Marketing)).............................                  47,700        865,840
Telefonica SA (Telephone)...............                  29,818      1,433,564
                                                                   ------------
                                                                      6,844,816
                                                                   ------------

SWEDEN--5.2%
AstraZeneca Group PLC (Health Care
(Drugs-Major Pharmaceuticals))(b).......                  52,013      2,050,591

Electrolux AB (Household Furnishings &
Appliances).............................                  77,200      1,499,277

Mandamus AB (Real Estate Development)...                   2,400         13,437

                       See Notes to Financial Statements                       5

Phoenix-Aberdeen International Fund

                                                       SHARES         VALUE
                                                     -----------   ------------
SWEDEN--CONTINUED
SSAB Svenskt Stal AB Series A (Iron &
Steel)..................................                  38,000   $    429,938
Sandvik AB Class B (Machinery
(Diversified))..........................                  21,200        463,647
Skandia Forsakrings AB (Insurance
(Life/Health))..........................                 123,800      2,129,919
Skandinaviska Enskilda Banken Class A
(Banks (Major Regional))................                 135,000      1,637,637

Telefonaktiebolaget LM Ericsson Class B
(Communications Equipment)..............                  63,250      1,693,143
                                                                   ------------
                                                                      9,917,589
                                                                   ------------

SWITZERLAND--5.5%
Credit Suisse Group (Banks (Major
Regional))..............................                   6,300      1,095,810
Nestle SA Registered (Foods)............                   1,120      2,017,945
Novartis AG Registered Shares (Health
Care (Drugs-Major Pharmaceuticals)).....                   1,220      1,774,511

Roche Holding AG (Health Care
(Drugs-Major Pharmaceuticals))..........                     230      2,439,597

UBS AG (Banks (Major Regional)).........                   7,450      2,161,362
Zurich Allied AG (Financial
(Diversified))..........................                   1,820      1,072,746
                                                                   ------------
                                                                     10,561,971
                                                                   ------------

TAIWAN--0.3%
Standard Foods Taiwan Ltd. GDR
(Foods)(b)..............................                  54,837        479,824
                                                                   ------------

TURKEY--0.3%
Yapi ve Kredi Bankasi AS (Banks (Major
Regional))..............................              33,000,000        421,933
Yapi ve Kredi Bankasi AS Bonus Shares
(Banks (Major Regional))(d).............               6,600,000         76,272
                                                                   ------------
                                                                        498,205
                                                                   ------------

UNITED KINGDOM--20.7%
3i Group PLC (Investment
Banking/Brokerage)......................                  82,847        934,594
BG PLC (Natural Gas)....................                 101,136        556,276
BOC Group PLC (Chemicals (Specialty))...                  25,564        437,496
Bank of Scotland (Banks (Major
Regional))..............................                  91,062      1,268,033
Barclays PLC (Banks (Major Regional))...                  39,908      1,210,554
Bass PLC (Beverages (Alcoholic))........                  33,000        487,020
Berkeley Group PLC (The)
(Homebuilding)..........................                  50,337        552,525
British Aerospace PLC
(Aerospace/Defense).....................                 103,547        683,195
British American Tobacco PLC
(Tobacco)...............................                  45,000        409,215

                                                       SHARES         VALUE
                                                     -----------   ------------
UNITED KINGDOM--CONTINUED
British Petroleum Co. PLC (Oil (Domestic
Integrated))............................                 159,299   $  2,851,280
British Telecommunications PLC
(Telephone).............................                 139,698      2,330,315
Cable & Wireless PLC (Telephone)........                  62,757        774,331
Compass Group PLC (Services (Commercial
& Consumer))............................                  66,155        670,497
Debenhams PLC (Retail (Department
Stores))................................                  53,624        351,014
FirstGroup PLC (Services (Commercial &
Consumer))..............................                 104,000        603,275
GKN PLC (Auto Parts & Equipment)........                  39,606        661,623
Glaxo Wellcome PLC (Health Care
(Drugs-Major Pharmaceuticals))..........                  78,437      2,202,058
Granada Group PLC (Broadcasting
(Television, Radio & Cable))............                  22,281        456,288
HSBC Holdings PLC (Financial
(Diversified))..........................                  44,689      1,493,787
Hilton Group PLC (Gaming, Lottery &
Pari-mutuel Companies)(b)...............                 116,380        510,046
Kingfisher PLC (Retail (Specialty)).....                  77,667        976,345
Legal & General Group PLC (Insurance
(Multi-Line))...........................                 317,446        927,067
Lloyds TSB Group PLC (Financial
(Diversified))..........................                 130,000      1,718,585
Logica PLC (Services (Data
Processing))............................                 113,952      1,057,241
National Westminster Bank PLC (Banks
(Major Regional)).......................                  57,492      1,319,241
Norwich Union PLC (Insurance
(Life/Health))..........................                  87,500        620,433
PowerGen PLC (Electric Companies).......                  55,783        606,939
RMC Group PLC (Construction (Cement &
Aggregates))............................                  45,410        606,136
Reuters Holdings Group PLC
(Publishing)............................                  71,879        995,728
Rio Tinto PLC (Metals Mining)...........                  42,911        629,163
Schroders PLC (Investment
Banking/Brokerage)......................                  26,200        545,361
Scottish and Southern Energy PLC
(Electric Companies)....................                  46,212        437,639
Serco Group PLC (Services (Commercial &
Consumer))..............................                  16,532        336,436
Shell Transport & Trading Co. PLC (Oil
(Domestic Integrated))..................                 162,749      1,178,122
Siebe PLC (Machinery (Diversified)).....                 136,254        621,162
SmithKline Beecham PLC (Health Care
(Drugs-Major Pharmaceuticals))..........                 102,448      1,336,293
Tesco PLC (Retail (Food Chains))........                 319,000        929,049
Thames Water PLC (Water Utilities)......                  32,536        516,147
Unilever PLC (Foods)....................                  65,658        577,611
Vodafone Group PLC (Telecommunications
(Cellular/Wireless))....................                 108,200      2,061,497

6                      See Notes to Financial Statements

Phoenix-Aberdeen International Fund

                                                       SHARES         VALUE
                                                     -----------   ------------
UNITED KINGDOM--CONTINUED
Woolwich PLC (Consumer Finance).........                  73,116   $    489,151
Zeneca Group PLC (Health Care
(Drugs-Major Pharmaceuticals))..........                  42,261      1,680,120
                                                                   ------------
                                                                     39,608,888
                                                                   ------------
- -------------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $170,362,777)                                      184,458,406
- -------------------------------------------------------------------------------

RIGHTS--0.0%
GREECE--0.0%
Alpha Credit Bank Rights (Banks (Major
Regional))(b)...........................                   5,232         17,912

ITALY--0.0%
Banca Intesa SPA Rights (Banks (Major
Regional))(b)...........................                 565,900         12,011
- -------------------------------------------------------------------------------
TOTAL RIGHTS
(IDENTIFIED COST $0)                                                     29,923
- -------------------------------------------------------------------------------

                                                       SHARES         VALUE
                                                     -----------   ------------

WARRANTS--0.0%

GERMANY--0.0%
Muenchener
Rueckversicherungs-Gesellschaft AG
Warrants (Insurance (Life/Health))(b)...                     176   $      5,245
- -------------------------------------------------------------------------------
TOTAL WARRANTS
(IDENTIFIED COST $0)                                                      5,245
- -------------------------------------------------------------------------------

TOTAL INVESTMENTS--96.3%
(IDENTIFIED COST $170,362,777)                                      184,493,574(a)
Cash and receivables, less liabilities--3.7%                          7,137,605
                                                                 --------------
NET ASSETS--100.0%                                               $  191,631,179
                                                                 --------------
                                                                 --------------

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $22,882,424 and gross depreciation of $8,816,859 for federal income tax purposes. At May 31, 1999, the aggregate cost of securities for federal income tax purposes was $170,428,009.
(b)  Non-income producing.
(c) Security valued at fair value as determined in good faith by or under the direction of the trustees.
(d)  Non-tradable bonus shares.

                       See Notes to Financial Statements

Phoenix-Aberdeen International Fund

                            INDUSTRY DIVERSIFICATION
         AS A PERCENTAGE OF TOTAL VALUE OF TOTAL LONG-TERM INVESTMENTS
                                  (UNAUDITED)

Aerospace/Defense........................................................    0.4%
Airlines.................................................................    1.0
Auto Parts & Equipment...................................................    1.1
Automobiles..............................................................    3.3
Banks (Major Regional)...................................................   12.2
Banks (Money Center).....................................................    0.7
Banks (Regional).........................................................    1.0
Beverages (Alcoholic)....................................................    2.2
Beverages (Non-Alcoholic)................................................    0.5
Broadcasting (Television, Radio & Cable).................................    0.9
Chemicals (Diversified)..................................................    1.0
Chemicals (Specialty)....................................................    2.0
Communications Equipment.................................................    3.1
Construction (Cement & Aggregates).......................................    1.1
Consumer Finance.........................................................    0.9
Containers & Packaging (Paper)...........................................    0.7
Distributors (Food & Health).............................................    0.2
Electric Companies.......................................................    2.2
Electrical Equipment.....................................................    1.0
Electronics (Semiconductors).............................................    0.7
Engineering & Construction...............................................    1.5
Equipment (Semiconductor)................................................    0.5
Financial (Diversified)..................................................    4.1
Foods....................................................................    2.8
Gaming, Lottery & Pari-Mutuel Companies..................................    0.3
Health Care (Drugs-Major Pharmaceuticals)................................    6.7
Health Care (Medical Products & Supplies)................................    0.8
Homebuilding.............................................................    0.3
Household Furnishings & Appliances.......................................    1.5
Household Products (Non-Durables)........................................    1.6
Insurance (Life/Health)..................................................    2.6
Insurance (Multi-Line)...................................................    2.3
Insurance (Property-Casualty)............................................    0.8%
Investment Banking/Brokerage.............................................    0.8
Iron & Steel.............................................................    0.9
Machinery (Diversified)..................................................    0.6
Manufacturing (Diversified)..............................................    2.9
Metal Fabricators........................................................    0.6
Metals Mining............................................................    0.5
Natural Gas..............................................................    1.0
Office Equipment & Supplies..............................................    0.8
Oil & Gas (Drilling & Equipment).........................................    0.2
Oil & Gas (Exploration & Production).....................................    0.2
Oil & Gas (Refining & Marketing).........................................    1.2
Oil (Domestic Integrated)................................................    3.6
Oil (International Integrated)...........................................    0.9
Paper & Forest Products..................................................    0.7
Photography/Imaging......................................................    0.5
Publishing...............................................................    1.7
Real Estate Development..................................................    0.0
Retail (Building Supplies)...............................................    0.9
Retail (Department Stores)...............................................    0.2
Retail (Food Chains).....................................................    1.9
Retail (Specialty).......................................................    1.2
Services (Commercial & Consumer).........................................    1.6
Services (Data Processing)...............................................    1.9
Specialty Printing.......................................................    0.7
Telecommunications (Cellular/Wireless)...................................    1.4
Telecommunications (Long Distance).......................................    2.0
Telephone................................................................    7.6
Tobacco..................................................................    1.2
Water Utilities..........................................................    0.3
                                                                           -----
                                                                           100.0%
                                                                           -----
                                                                           -----

8                      See Notes to Financial Statements

Phoenix-Aberdeen International Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                                  MAY 31, 1999
                                  (UNAUDITED)

ASSETS
Investment securities at value
  (Identified cost $170,362,777)                                    $  184,493,574
Receivables
  Fund shares sold                                                       8,167,873
  Investment securities sold                                             1,627,108
  Dividends and interest                                                   599,247
  Tax reclaim                                                              216,604
Prepaid expenses                                                             4,336
                                                                    --------------
    Total assets                                                       195,108,742
                                                                    --------------
LIABILITIES
Foreign currency at value
  (Identified cost $984,456)                                               984,420
Custodian                                                                  608,578
Payables
  Fund shares repurchased                                                  977,703
  Investment securities purchased                                          660,642
  Transfer agent fee                                                        67,880
  Distribution fee                                                          55,097
  Financial agent fee                                                       15,417
  Investment advisory fee                                                    9,099
  Trustees' fee                                                              4,274
Accrued expenses                                                            94,453
                                                                    --------------
    Total liabilities                                                    3,477,563
                                                                    --------------
NET ASSETS                                                          $  191,631,179
                                                                    --------------
                                                                    --------------
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                    $  161,548,502
Undistributed net investment income                                      1,045,481
Accumulated net realized gain                                           14,917,087
Net unrealized appreciation                                             14,120,109
                                                                    --------------
NET ASSETS                                                          $  191,631,179
                                                                    --------------
                                                                    --------------
CLASS A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $171,894,858)                     12,703,113
Net asset value per share                                                   $13.53
Offering price per share $13.53/(1-4.75%)                                   $14.20
CLASS B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $19,472,936)                       1,504,359
Net asset value and offering price per share                                $12.94
CLASS C
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $263,385)                             20,352
Net asset value and offering price per share                                $12.94

                            STATEMENT OF OPERATIONS
                         SIX MONTHS ENDED MAY 31, 1999
                                  (UNAUDITED)

INVESTMENT INCOME
Dividends                                                           $    2,064,111
Interest                                                                   162,992
Foreign taxes withheld                                                    (189,221)
                                                                    --------------
    Total investment income                                              2,037,882
                                                                    --------------
EXPENSES
Investment advisory fee                                                    737,612
Distribution fee, Class A                                                  222,229
Distribution fee, Class B                                                   94,303
Distribution fee, Class C                                                      267
Financial agent fee                                                         99,916
Transfer agent                                                             184,945
Custodian                                                                  101,472
Printing                                                                    36,107
Professional                                                                16,951
Trustees                                                                     5,809
Registration                                                                 8,175
Miscellaneous                                                                2,610
                                                                    --------------
    Total expenses                                                       1,510,396
                                                                    --------------
NET INVESTMENT INCOME                                                      527,486
                                                                    --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on securities                                         14,977,700
Net realized gain on foreign currency transactions                          64,829
Net change in unrealized appreciation (depreciation) on
  investments                                                           (4,218,181)
Net change in unrealized appreciation (depreciation) on foreign
  currency and foreign currency transactions                               (32,629)
                                                                    --------------
NET GAIN ON INVESTMENTS                                                 10,791,719
                                                                    --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $   11,319,205
                                                                    --------------
                                                                    --------------

                       See Notes to Financial Statements                       9

Phoenix-Aberdeen International Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                                      Six Months
                                                        Ended
                                                       5/31/99         Year Ended
                                                     (Unaudited)        11/30/98
                                                    --------------   --------------
FROM OPERATIONS
  Net investment income (loss)                      $      527,486   $      612,150
  Net realized gain (loss)                              15,042,529       39,589,902
  Net change in unrealized appreciation
    (depreciation)                                      (4,250,810)        (634,648)
                                                    --------------   --------------
  INCREASE IN NET ASSETS RESULTING FROM OPERATIONS      11,319,205       39,567,404
                                                    --------------   --------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income, Class A                          (287,672)              --
  Net realized gains, Class A                          (34,388,042)     (12,005,464)
  Net realized gains, Class B                           (3,273,427)        (942,871)
                                                    --------------   --------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
    SHAREHOLDERS                                       (37,949,141)     (12,948,335)
                                                    --------------   --------------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares (26,163,413 and
    14,403,040 shares, respectively)                   359,113,082      222,721,708
  Net asset value of shares issued from
    reinvestment of distributions
    (2,262,839 and 829,298 shares, respectively)        29,643,188       10,631,599
  Cost of shares repurchased (26,454,328 and
    13,954,794 shares, respectively)                  (364,276,799)    (218,052,596)
                                                    --------------   --------------
Total                                                   24,479,471       15,300,711
                                                    --------------   --------------
CLASS B
  Proceeds from sales of shares (1,287,343 and
    1,090,651 shares, respectively)                     16,890,772       16,507,911
  Net asset value of shares issued from
    reinvestment of distributions
    (223,331 and 68,327 shares, respectively)            2,807,265          852,722
  Cost of shares repurchased (1,127,706 and
    786,659 shares, respectively)                      (14,961,820)     (12,000,603)
                                                    --------------   --------------
Total                                                    4,736,217        5,360,030
                                                    --------------   --------------
CLASS C
  Proceeds from sales of shares (20,352 and 0
    shares, respectively)                                  267,930               --
                                                    --------------   --------------
Total                                                      267,930               --
                                                    --------------   --------------
  INCREASE IN NET ASSETS FROM SHARE TRANSACTIONS        29,483,618       20,660,741
                                                    --------------   --------------
  NET INCREASE IN NET ASSETS                             2,853,682       47,279,810
NET ASSETS
  Beginning of period                                  188,777,497      141,497,687
                                                    --------------   --------------
  END OF PERIOD [INCLUDING UNDISTRIBUTED NET
    INVESTMENT INCOME OF $1,045,481 AND $805,667,
    RESPECTIVELY]                                   $  191,631,179   $  188,777,497
                                                    --------------   --------------
                                                    --------------   --------------

10                     See Notes to Financial Statements

Phoenix-Aberdeen International Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                CLASS A
                                           ---------------------------------------------------------------------------------
                                           SIX MONTHS
                                              ENDED                             YEAR ENDED NOVEMBER 30
                                             5/31/99       -----------------------------------------------------------------
                                           (UNAUDITED)          1998          1997          1996          1995          1994
Net asset value, beginning of period        $  15.98       $   13.89     $   14.48     $   12.20     $   12.63     $   11.16
INCOME FROM INVESTMENT OPERATIONS(5)
  Net investment income (loss)                  0.04(1)         0.06(1)       0.03(1)       0.04(1)       0.03(1)      (0.01)
  Net realized and unrealized gain
    (loss)                                      0.65            3.27          1.01          2.28          0.42          1.48
                                               -----       ---------     ---------     ---------     ---------     ---------
      TOTAL FROM INVESTMENT OPERATIONS          0.69            3.33          1.04          2.32          0.45          1.47
                                               -----       ---------     ---------     ---------     ---------     ---------
LESS DISTRIBUTIONS
  Dividends from net investment income         (0.03)             --         (0.29)           --            --            --
  Dividends from net realized gains            (3.11)          (1.24)        (1.34)        (0.04)        (0.88)           --
                                               -----       ---------     ---------     ---------     ---------     ---------
      TOTAL DISTRIBUTIONS                      (3.14)          (1.24)        (1.63)        (0.04)        (0.88)           --
                                               -----       ---------     ---------     ---------     ---------     ---------
Change in net asset value                      (2.45)           2.09         (0.59)         2.28         (0.43)         1.47
                                               -----       ---------     ---------     ---------     ---------     ---------
NET ASSET VALUE, END OF PERIOD              $  13.53       $   15.98     $   13.89     $   14.48     $   12.20     $   12.63
                                               -----       ---------     ---------     ---------     ---------     ---------
                                               -----       ---------     ---------     ---------     ---------     ---------
Total return(2)                                 4.92%(4)       26.17%         8.21%        19.03%         4.12%        13.17%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands)     $171,895        $171,463      $131,338      $135,524      $129,352      $167,918

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                            1.46%(3)        1.37%         1.56%         1.57%         1.70%         1.47%
  Net investment income                         0.60%(3)        0.40%         0.22%         0.33%         0.23%         0.20%
Portfolio turnover                                45%(4)         104%          167%          151%          236%          186%

                                                                              CLASS B
                                           ------------------------------------------------------------------------------
                                           SIX MONTHS                                                             FROM
                                              ENDED                    YEAR ENDED NOVEMBER 30                  INCEPTION
                                             5/31/99       -----------------------------------------------     7/15/94 TO
                                           (UNAUDITED)         1998         1997         1996         1995      11/30/94
Net asset value, beginning of period        $  15.44       $  13.56     $  14.22     $  12.07     $  12.60      $   12.80
INCOME FROM INVESTMENT OPERATIONS(5)
  Net investment income (loss)                    --(1)       (0.05)(1)    (0.08)(1)    (0.05)(1)    (0.07)(1)      (0.01)
  Net realized and unrealized gain
    (loss)                                      0.61           3.17         1.00         2.24         0.42          (0.19)
                                               -----       --------     --------     --------     --------          -----
      TOTAL FROM INVESTMENT OPERATIONS          0.61           3.12         0.92         2.19         0.35          (0.20)
                                               -----       --------     --------     --------     --------          -----
LESS DISTRIBUTIONS
  Dividends from net investment income            --             --        (0.24)          --           --             --
  Dividends from net realized gains            (3.11)         (1.24)       (1.34)       (0.04)       (0.88)            --
                                               -----       --------     --------     --------     --------          -----
      TOTAL DISTRIBUTIONS                      (3.11)         (1.24)       (1.58)       (0.04)       (0.88)            --
                                               -----       --------     --------     --------     --------          -----
Change in net asset value                      (2.50)          1.88        (0.66)        2.15        (0.53)         (0.20)
                                               -----       --------     --------     --------     --------          -----
NET ASSET VALUE, END OF PERIOD              $  12.94       $  15.44     $  13.56     $  14.22     $  12.07      $   12.60
                                               -----       --------     --------     --------     --------          -----
                                               -----       --------     --------     --------     --------          -----
Total return(2)                                 4.61%(4)      25.17%        7.37%       18.16%        3.28%         (1.56)%(4)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)        $19,473        $17,315      $10,159       $6,955       $3,261         $1,991

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                            2.23%(3)       2.11%        2.31%        2.31%        2.50%          1.93%(3)
  Net investment income                        (0.04)%(3)     (0.34)%      (0.55)%      (0.39)%      (0.61)%         0.36%(3)
Portfolio turnover                                45%(4)        104%         167%         151%         236%           186%

(1)  Computed using average shares outstanding.
(2)  Maximum sales charges are not reflected in total return calculation.
(3)  Annualized.
(4)  Not annualized.
(5) Distributions are made in accordance with the prospectus; however, class level per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.

                       See Notes to Financial Statements

Phoenix-Aberdeen International Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                             CLASS C
                                           -----------
                                              FROM
                                            INCEPTION
                                           3/30/99 TO
                                             5/31/99
                                           (UNAUDITED)
Net asset value, beginning of period       $   12.82
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                  0.02(1)
  Net realized and unrealized gain
    (loss)                                      0.10
                                               -----
      TOTAL FROM INVESTMENT OPERATIONS          0.12
                                               -----
LESS DISTRIBUTIONS
  Dividends from net investment income            --
  Dividends from net realized gains               --
                                               -----
      TOTAL DISTRIBUTIONS                         --
                                               -----
Change in net asset value                       0.12
                                               -----
NET ASSET VALUE, END OF PERIOD             $   12.94
                                               -----
                                               -----
Total return(2)                                 0.94%(4)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands)         $263

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                            2.44%(3)
  Net investment income                         1.14%(3)
Portfolio turnover                                45%(4)

(1)  Computed using average shares outstanding.
(2)  Maximum sales charges are not reflected in total return calculation.
(3)  Annualized.
(4)  Not annualized.

12
                       See Notes to Financial Statements

PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES FUND

                          INVESTMENTS AT MAY 31, 1999
                                  (UNAUDITED)

                                                SHARES       VALUE
                                               --------   -----------

COMMON STOCKS--97.4%

REAL ESTATE INVESTMENT TRUSTS--96.3%

DIVERSIFIED--13.3%
Colonial Properties Trust.........               55,000   $ 1,543,437
Crescent Real Estate Equities
Co................................               61,400     1,416,037
Vornado Realty Trust..............               56,500     2,192,906
                                                          -----------
                                                            5,152,380
                                                          -----------
HEALTH CARE--3.0%
Nationwide Health Properties,
Inc...............................               56,400     1,149,150

INDUSTRIAL/OFFICE--40.1%
INDUSTRIAL--7.4%
CenterPoint Properties Trust......                2,500        89,687
First Industrial Realty Trust,
Inc...............................               59,000     1,596,687
Weeks Corp........................               37,300     1,165,625
                                                          -----------
                                                            2,851,999
                                                          -----------

MIXED--8.7%
Duke Realty Investments, Inc......               78,400     1,813,000
Reckson Associates Realty Corp....               60,700     1,570,612
                                                          -----------
                                                            3,383,612
                                                          -----------

OFFICE--24.0%
Alexandria Real Estate Equities,
Inc...............................               30,000       948,750
Boston Properties, Inc............               72,200     2,594,687
Equity Office Properties Trust....               25,000       706,250
Highwoods Properties, Inc.........               20,000       526,250
Mack-Cali Realty Corp.............               57,900     1,874,513
Spieker Properties, Inc...........               65,000     2,660,938
                                                          -----------
                                                            9,311,388
                                                          -----------
- ---------------------------------------------------------------------
TOTAL INDUSTRIAL/ OFFICE                                   15,546,999
- ---------------------------------------------------------------------

                                                SHARES       VALUE
                                               --------   -----------

LODGING/RESORTS--0.8%
Patriot American Hospitality,
Inc.(b)...........................               59,356   $   307,908

RESIDENTIAL--19.8%

APARTMENTS--15.8%
Apartment Investment & Management
Co................................               20,000       840,000
Avalonbay Communities, Inc........               40,700     1,439,763
Equity Residential Properties
Trust.............................               54,800     2,626,975
Essex Property Trust, Inc.........               38,400     1,233,600
                                                          -----------
                                                            6,140,338
                                                          -----------

MANUFACTURED HOMES--4.0%
Manufactured Home Communities,
Inc...............................               41,500     1,073,813
Sun Communities, Inc..............               13,200       482,625
                                                          -----------
                                                            1,556,438
                                                          -----------
- ---------------------------------------------------------------------
TOTAL RESIDENTIAL                                           7,696,776
- ---------------------------------------------------------------------

RETAIL--17.9%

OUTLET CENTERS--3.1%
Chelsea GCA Realty, Inc...........               31,600     1,198,825

REGIONAL MALLS--8.7%
CBL & Associates Properties,
Inc...............................               10,000       258,125
General Growth Properties, Inc....               10,000       384,375
Macerich Co. (The)................               43,800     1,157,963
Simon Property Group, Inc.........               22,208       649,584
Urban Shopping Centers, Inc.......               28,000       924,000
                                                          -----------
                                                            3,374,047
                                                          -----------

STRIP CENTERS--6.1%
Developers Diversified Realty
Corp..............................               49,200       811,800
JDN Realty Corp...................               25,000       546,875
Kimco Realty Corp.................               25,000       998,438
                                                          -----------
                                                            2,357,113
                                                          -----------
- ---------------------------------------------------------------------
TOTAL RETAIL                                                6,929,985
- ---------------------------------------------------------------------

                       See Notes to Financial Statements                      13

Phoenix-Duff & Phelps Real Estate Securities Fund

                                                SHARES       VALUE
                                               --------   -----------
SELF STORAGE--1.4%
Storage USA, Inc..................               16,700   $   557,363
- ---------------------------------------------------------------------
TOTAL REAL ESTATE INVESTMENT TRUSTS
(IDENTIFIED COST $36,171,769)                              37,340,561
- ---------------------------------------------------------------------

REAL ESTATE OPERATING COMPANIES--1.1%
DIVERSIFIED--0.1%
Vornado Operating, Inc.(b)........                4,075        28,525

HEALTH CARE--0.0%
OMEGA Worldwide Inc.(b)...........                4,641        19,724
INDUSTRIAL/OFFICE--1.0%

MIXED--1.0%
Reckson Services Industries,
Inc.(b)...........................               26,636       372,904
- ---------------------------------------------------------------------
TOTAL REAL ESTATE OPERATING COMPANIES
(IDENTIFIED COST $107,149)                                    421,153
- ---------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $36,278,918)                              37,761,714
- ---------------------------------------------------------------------

                                    STANDARD      PAR
                                    & POOR'S     VALUE
                                     RATING      (000)        VALUE
                                    ---------   --------   -----------

SHORT-TERM OBLIGATIONS--2.8%

COMMERCIAL PAPER--2.8%
Koch Industries, Inc. 4.90%,
6/1/99............................    A-1+      $  1,075   $ 1,075,000
- ----------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $1,075,000)                                 1,075,000
- ----------------------------------------------------------------------

TOTAL INVESTMENTS--100.2%
(IDENTIFIED COST $37,353,918)                               38,836,714(a)
Cash and receivables, less liabilities--(0.2%)                 (59,780)
                                                         -------------
NET ASSETS--100.0%                                       $  38,776,934
                                                         -------------
                                                         -------------

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $4,033,384 and gross depreciation of $3,085,954 for federal income tax purposes. At May 31, 1999, the aggregate cost of securities for federal income tax purposes was $37,889,284.
(b)  Non-income producing.

14
                       See Notes to Financial Statements

Phoenix-Duff & Phelps Real Estate Securities Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                                  MAY 31, 1999
                                  (UNAUDITED)

ASSETS
Investment securities at value
  (Identified cost $37,353,918)                               $   38,836,714
Cash                                                                     964
Receivables
  Dividends and interest                                              62,303
  Fund shares sold                                                    27,457
Prepaid expenses                                                       1,012
                                                              --------------
    Total assets                                                  38,928,450
                                                              --------------
LIABILITIES
Payables
  Fund shares repurchased                                             55,390
  Transfer agent fee                                                  20,481
  Distribution fee                                                    18,644
  Investment advisory fee                                             18,175
  Financial agent fee                                                  4,581
  Trustees' fee                                                        4,274
Accrued expenses                                                      29,971
                                                              --------------
    Total liabilities                                                151,516
                                                              --------------
NET ASSETS                                                    $   38,776,934
                                                              --------------
                                                              --------------
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $   37,676,062
Undistributed net investment income                                  236,947
Accumulated net realized loss                                       (618,871)
Net unrealized appreciation                                        1,482,796
                                                              --------------
NET ASSETS                                                    $   38,776,934
                                                              --------------
                                                              --------------
CLASS A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $22,219,911)                 1,725,935
Net asset value per share                                             $12.87
Offering price per share $12.87/(1-4.75%)                             $13.51
CLASS B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $16,557,023)                 1,293,142
Net asset value and offering price per share                          $12.80

                            STATEMENT OF OPERATIONS
                         SIX MONTHS ENDED MAY 31, 1999
                                  (UNAUDITED)

INVESTMENT INCOME
Dividends                                                     $    1,303,203
Interest                                                              18,445
                                                              --------------
    Total investment income                                        1,321,648
                                                              --------------
EXPENSES
Investment advisory fee                                              142,795
Distribution fee, Class A                                             27,592
Distribution fee, Class B                                             80,028
Financial agent fee                                                   27,610
Transfer agent                                                        58,371
Professional                                                           9,162
Registration                                                           8,156
Trustees                                                               5,809
Custodian                                                              3,990
Printing                                                               9,806
                                                              --------------
    Total expenses                                                   373,319
    Less expenses borne by investment adviser                        (66,213)
                                                              --------------
    Net expenses                                                     307,106
                                                              --------------
NET INVESTMENT INCOME                                              1,014,542
                                                              --------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on securities                                     (547,353)
Net change in unrealized appreciation (depreciation) on
  investments                                                      2,461,448
                                                              --------------
NET GAIN ON INVESTMENTS                                            1,914,095
                                                              --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $    2,928,637
                                                              --------------
                                                              --------------

                       See Notes to Financial Statements                      15

Phoenix-Duff & Phelps Real Estate Securities Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                                      Six Months
                                                        Ended
                                                       5/31/99         Year Ended
                                                     (Unaudited)        11/30/98
                                                    --------------   --------------
FROM OPERATIONS
  Net investment income (loss)                      $    1,014,542   $    1,854,142
  Net realized gain (loss)                                (547,353)         (70,514)
  Net change in unrealized appreciation
    (depreciation)                                       2,461,448      (12,098,214)
                                                    --------------   --------------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
    OPERATIONS                                           2,928,637      (10,314,586)
                                                    --------------   --------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income, Class A                          (807,137)        (967,687)
  Net investment income, Class B                          (534,394)        (535,003)
  Net realized gains, Class A                                   --       (2,254,756)
  Net realized gains, Class B                                   --       (1,514,857)
                                                    --------------   --------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
    SHAREHOLDERS                                        (1,341,531)      (5,272,303)
                                                    --------------   --------------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares (94,299 and
    445,657 shares, respectively)                        1,153,800        6,419,885
  Net asset value of shares issued from
    reinvestment of distributions
    (64,737 and 207,094 shares, respectively)              741,532        3,035,928
  Cost of shares repurchased (448,385 and 855,051
    shares, respectively)                               (5,249,589)     (11,951,570)
                                                    --------------   --------------
Total                                                   (3,354,257)      (2,495,757)
                                                    --------------   --------------
CLASS B
  Proceeds from sales of shares (101,596 and
    362,036 shares, respectively)                        1,219,844        5,231,142
  Net asset value of shares issued from
    reinvestment of distributions
    (37,542 and 120,031 shares, respectively)              429,056        1,757,836
  Cost of shares repurchased (342,079 and 400,698
    shares, respectively)                               (4,028,480)      (5,408,854)
                                                    --------------   --------------
Total                                                   (2,379,580)       1,580,124
                                                    --------------   --------------
  DECREASE IN NET ASSETS FROM SHARE TRANSACTIONS        (5,733,837)        (915,633)
                                                    --------------   --------------
  NET DECREASE IN NET ASSETS                            (4,146,731)     (16,502,522)
NET ASSETS
  Beginning of period                                   42,923,665       59,426,187
                                                    --------------   --------------
  END OF PERIOD [INCLUDING UNDISTRIBUTED NET
    INVESTMENT INCOME (LOSS) OF $236,947 AND
    $563,936, RESPECTIVELY]                         $   38,776,934   $   42,923,665
                                                    --------------   --------------
                                                    --------------   --------------

16                     See Notes to Financial Statements

Phoenix-Duff & Phelps Real Estate Securities Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                             CLASS A
                                           ---------------------------------------------------------------------------
                                           SIX MONTHS                                                          FROM
                                              ENDED                   YEAR ENDED NOVEMBER 30                 INCEPTION
                                             5/31/99         -----------------------------------------       3/1/95 TO
                                           (UNAUDITED)            1998            1997            1996       11/30/95
Net asset value, beginning of period         $ 12.25         $   16.39       $   13.14       $   10.72        $ 10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                  0.33(4)(5)        0.55(4)(5)      0.49(4)(5)      0.53(5)        0.43(4)(5)
  Net realized and unrealized gain
    (loss)                                      0.71             (3.18)           3.52            2.50           0.55
                                               -----         ---------       ---------       ---------       ---------
      TOTAL FROM INVESTMENT OPERATIONS          1.04             (2.63)           4.01            3.03           0.98
                                               -----         ---------       ---------       ---------       ---------
LESS DISTRIBUTIONS
  Dividends from net investment income         (0.42)            (0.44)          (0.51)          (0.59)         (0.26)
  Dividends from net realized gains               --             (1.07)          (0.25)          (0.02)            --
                                               -----         ---------       ---------       ---------       ---------
      TOTAL DISTRIBUTIONS                      (0.42)            (1.51)          (0.76)          (0.61)         (0.26)
                                               -----         ---------       ---------       ---------       ---------
Change in net asset value                       0.62             (4.14)           3.25            2.42           0.72
                                               -----         ---------       ---------       ---------       ---------
NET ASSET VALUE, END OF PERIOD               $ 12.87         $   12.25       $   16.39       $   13.14        $ 10.72
                                               -----         ---------       ---------       ---------       ---------
                                               -----         ---------       ---------       ---------       ---------
Total return(1)                                 9.04%(3)        (17.42)%         31.44%          29.20%          9.87%(3)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)        $22,220           $24,686         $36,336         $22,872        $13,842
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                            1.30%(2)          1.31%           1.30%           1.30%          1.30%(2)
  Net investment income                         5.65%(2)          3.79%           3.34%           4.55%          5.79%(2)
Portfolio turnover                                 8%(3)            11%             54%             24%             9%(3)

                                                                             CLASS B
                                           ---------------------------------------------------------------------------
                                           SIX MONTHS                                                          FROM
                                              ENDED                   YEAR ENDED NOVEMBER 30                 INCEPTION
                                             5/31/99         -----------------------------------------       3/1/95 TO
                                           (UNAUDITED)            1998            1997            1996       11/30/95
Net asset value, beginning of period         $ 12.19         $   16.32       $   13.10       $   10.68        $ 10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                  0.29(4)(6)        0.43(4)(6)      0.38(4)(6)      0.46(6)        0.36(4)(6)
  Net realized and unrealized gain
    (loss)                                      0.70             (3.15)           3.50            2.47           0.56
                                               -----         ---------       ---------       ---------       ---------
      TOTAL FROM INVESTMENT OPERATIONS          0.99             (2.72)           3.88            2.93           0.92
                                               -----         ---------       ---------       ---------       ---------
LESS DISTRIBUTIONS
  Dividends from net investment income         (0.38)            (0.34)          (0.41)          (0.49)         (0.24)
  Dividends from net realized gains               --             (1.07)          (0.25)          (0.02)            --
                                               -----         ---------       ---------       ---------       ---------
      TOTAL DISTRIBUTIONS                      (0.38)            (1.41)          (0.66)          (0.51)         (0.24)
                                               -----         ---------       ---------       ---------       ---------
Change in net asset value                       0.61             (4.13)           3.22            2.42           0.68
                                               -----         ---------       ---------       ---------       ---------
NET ASSET VALUE, END OF PERIOD               $ 12.80         $   12.19       $   16.32       $   13.10        $ 10.68
                                               -----         ---------       ---------       ---------       ---------
                                               -----         ---------       ---------       ---------       ---------
Total return(1)                                 8.64%(3)        (18.01)%         30.44%          28.25%          9.21%(3)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)        $16,557           $18,237         $23,091          $8,259         $2.239
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                            2.05%(2)          2.06%           2.05%           2.05%          2.05%(2)
  Net investment income                         4.88%(2)          3.07%           2.55%           3.95%          5.03%(2)
Portfolio turnover                                 8%(3)            11%             54%             24%             9%(3)

(1)  Maximum sales charges are not reflected in the total return calculation.
(2)  Annualized.
(3)  Not annualized.
(4)  Computed using average shares outstanding.
(5) Includes reimbursement of operating expenses by investment adviser of $0.02, $0.02, $0.04, $0.07 and $0.12, respectively.
(6) Includes reimbursement of operating expenses by investment adviser of $0.02, $0.02, $0.04, $0.07 and $0.12, respectively.

                       See Notes to Financial Statements

PHOENIX-GOODWIN EMERGING MARKETS BOND FUND

                          INVESTMENTS AT MAY 31, 1999
                                  (UNAUDITED)

                                                    PAR
                                      MOODY'S      VALUE
                                       RATING      (000)        VALUE
                                      --------   ---------   ------------

CORPORATE BONDS--1.4%

TELECOMMUNICATIONS (LONG DISTANCE)--1.4%
Interamericas Communications Corp.
14%, 10/27/07.......................     NR      $   2,000   $  1,300,000
- -------------------------------------------------------------------------
TOTAL CORPORATE BONDS
(IDENTIFIED COST $1,063,933)                                    1,300,000
- -------------------------------------------------------------------------

FOREIGN GOVERNMENT SECURITIES--66.4%

ALGERIA--2.5%
Algeria Tranche A 7.188%,
3/4/00(b)...........................     NR          1,533      1,429,833
Algeria Tranche 3 9.581%,
9/4/10(h)...........................     NR        300,000        912,514
                                                             ------------
                                                                2,342,347
                                                             ------------

ARGENTINA--15.2%
Republic of Argentina RegS 8.75%,
7/10/02(e)..........................     Ba          5,010      4,192,757

Republic of Argentina RegS 11.75%,
2/12/07(e)..........................     Ba          8,000      6,614,961

Republic of Argentina Bocon Pro1 M1,
PIK interest capitalization, 3%,
4/1/07(b)(e)........................     Ba          5,416      3,536,491
                                                             ------------
                                                               14,344,209
                                                             ------------

BRAZIL--11.2%
Brazil MYDFA Trust Certificates RegS
5.875%, 9/15/07(b)..................     NR          8,665      5,567,463

Republic of Brazil Bearer 5%,
4/15/09(b)..........................     B           1,500        855,000
Republic of Brazil NMB-L Bearer
5.938%, 4/15/09(b)..................     B           1,500        966,562
Republic of Brazil NMB-L Registered
Series RG 5.938%, 4/15/09(b)........     B           4,950      3,189,656
                                                             ------------
                                                               10,578,681
                                                             ------------

BULGARIA--3.3%
Republic of Bulgaria FLIRB Bearer
Series A 2.50%, 7/28/12(b)..........     B           3,607      2,087,509

                                                    PAR
                                      MOODY'S      VALUE
                                       RATING      (000)        VALUE
                                      --------   ---------   ------------
BULGARIA--CONTINUED

Republic of Bulgaria FLIRB RegA
2.50%, 7/28/12(b)...................     B       $   1,250   $    723,437

Republic of Bulgaria FLIRB Series B
3%, 7/28/12(b)......................     B             508        294,047
                                                             ------------
                                                                3,104,993
                                                             ------------

ECUADOR--5.5%
Ecuador Bearer PDI, PIK interest
capitalization, 6%, 2/27/15(b)(n)...     B           7,481      2,842,894

Ecuador Global Bearer Series IE 6%,
12/21/04(b).........................     B             800        492,000

Republic of Ecuador RegS 11.25%,
4/25/02.............................     B           2,500      1,854,687
                                                             ------------
                                                                5,189,581
                                                             ------------

IVORY COAST--0.1%
Ivory Coast PDI Series F 1.90%,
3/29/18(f)..........................     NR            614         26,436
Ivory Coast FLIRB Series FRF 2%,
3/29/18(b)(f).......................     NR            950         36,344
                                                             ------------
                                                                   62,780
                                                             ------------

MACEDONIA--1.0%
Macedonia C Bond, PIK interest
capitalization 5.893%, 7/2/12(b)....     NR          2,119        905,838

MEXICO--7.6%
Mexican Cetes 0%, 1/13/00...........     NR          1,271      1,123,921
United Mexican States 6.63%,
12/31/19(l).........................     Ba          8,250      1,010,958
United Mexican States Global Bond
11.50%, 5/15/26.....................     Ba          4,500      4,989,375
                                                             ------------
                                                                7,124,254
                                                             ------------

MOLDOVA--0.9%
Republic of Moldova RegS 9.875%,
6/13/02.............................     B           2,000        830,000

18                     See Notes to Financial Statements

Phoenix-Goodwin Emerging Markets Bond Fund

                                                    PAR
                                      MOODY'S      VALUE
                                       RATING      (000)        VALUE
                                      --------   ---------   ------------
NIGERIA--1.6%
Nigeria Promissory Notes Series RC
5.092%, 1/5/10......................     NR      $   1,318   $    859,900

Nigeria Series WW 6.25%,
11/15/20(b).........................     NR          1,000        610,000
                                                             ------------
                                                                1,469,900
                                                             ------------

PAKISTAN--1.3%
Islamic Republic of Pakistan RegS
11.50%, 12/22/99....................    Caa          1,500      1,237,500

PANAMA--0.5%
Republic of Panama 8.875%,
9/30/27.............................     Ba            500        442,500

RUSSIA--6.5%
Oblast Nizhniy Novgorod RegS 8.75%,
10/3/02(g)..........................    Caa          9,000      1,620,000

Russia Treasury Bill GKO Series
21133 0%, 6/16/99(g)................     Ca             10             78
Russia Treasury Bill OFZ Linked
Notes 14%, 9/12/01(g)...............     NR         52,885        191,823

Russian Federal Loan Bond Series
25022 15%, 2/23/00(g)...............     NR         25,556        234,375

Russian Federal Loan Bond OFZ Series
25030 0%, 12/15/01(g)...............     NR             47            370

Russian Federal Loan Bond OFZ Series
27001 30%, 2/6/02(b)(g).............     NR          1,365         10,809

Russian Federal Loan Bond OFZ Series
27002 30%, 5/22/02(b)(g)............     NR          1,365         10,809

Russian Federal Loan Bond OFZ Series
27003 30%, 6/5/02(b)(g).............     NR          1,365         10,809

Russian Federal Loan Bond OFZ Series
27004 30%, 9/18/02(b)(g)............     NR          1,365         10,809
Russian Federal Loan Bond OFZ Series
27005 30%, 10/9/02(b)(g)............     NR          1,365         10,809
Russian Federal Loan Bond OFZ Series
27006 30%, 1/22/03(b)(g)............     NR          1,365         10,809

Russian Federal Loan Bond OFZ Series
27007 30%, 2/5/03(b)(g).............     NR          1,365         10,809

                                                    PAR
                                      MOODY'S      VALUE
                                       RATING      (000)        VALUE
                                      --------   ---------   ------------
RUSSIA--CONTINUED

Russian Federal Loan Bond OFZ Series
27008 30%, 5/21/03(b)(g)............     NR      $   1,365   $     10,809

Russian Federal Loan Bond OFZ Series
27009 30%, 6/4/03(b)(g).............     NR          1,365         10,809

Russian Federal Loan Bond OFZ Series
27010 30%, 9/17/03(b)(g)............     NR          1,365         10,809

Russian Federal Loan Bond OFZ Series
27011 30%, 10/8/03(b)(g)............     NR          1,365         10,809

Russian Federal Loan Bond OFZ Series
28001 30%, 1/21/04(b)(g)............     NR          1,365         10,809

Russian Federation RegS 11.75%,
6/10/03.............................     B           4,000      1,980,000
Russian Federation RegS 8.75%,
7/24/05.............................     B           2,000        865,000
Russian Federation RegS 11%,
7/24/18.............................     B             418        181,830
Russian Federation RegS 12.75%,
6/24/28.............................     B           2,000        960,000
                                                             ------------
                                                                6,163,184
                                                             ------------

TURKEY--1.3%
Turkey Treasury Bill 0%,
10/6/99(j)..........................     NR        640,000      1,215,811

UKRAINE--2.4%
EM Sovereign Finance BV 0%,
9/22/00.............................     NR          8,320      2,246,400

VENEZUELA--5.5%
Republic of Venezuela NMB-A 6.063%,
12/18/05(b).........................     B           1,647      1,222,957

Republic of Venezuela FLIRB Series A
6%, 3/31/07(b)......................     B             762        561,901

Republic of Venezuela FLIRB Series B
6%, 3/31/07(b)......................     B           1,905      1,404,753

Republic of Venezuela 13.625%,
8/15/18.............................     B           1,500      1,350,000
Republic of Venezuela 9.25%,
9/15/27.............................     B           1,000        633,750
                                                             ------------
                                                                5,173,361
                                                             ------------
- -------------------------------------------------------------------------
TOTAL FOREIGN GOVERNMENT SECURITIES
(IDENTIFIED COST $70,315,141)                                  62,431,339
- -------------------------------------------------------------------------

                       See Notes to Financial Statements                      19

Phoenix-Goodwin Emerging Markets Bond Fund

                                                    PAR
                                      MOODY'S      VALUE
                                       RATING      (000)        VALUE
                                      --------   ---------   ------------
FOREIGN CORPORATE BONDS--26.4%

ARGENTINA--3.0%
Imasac SA RegS 11%, 5/2/05 (Iron &
Steel)..............................     B       $   1,500   $    967,500

Industrias Metalurgicas Pescarmona
SA Series 2 144A 9.50%, 5/31/02
(Metals Mining)(c)..................     B           4,000      1,890,000
                                                             ------------
                                                                2,857,500
                                                             ------------

BRAZIL--10.4%
Companhia Brasileira de Petroleo
Ipiranga 10.625%, 2/25/02 (Oil & Gas
(Exploration & Production))(b)......     NR          1,000        910,000

Globo Cabo SA Series B 12.625%,
6/18/04 (Broadcasting (Television,
Radio & Cable)).....................     B           3,000      2,670,000

Localiza Rent a Car 10.25%, 10/1/05
(Services (Commercial &
Consumer))..........................     B           1,500      1,087,500

Net Sat Servicos Ltda. 12.75%,
8/15/04 (Broadcasting (Television,
Radio & Cable)).....................    Caa          1,560      1,248,000

Net Sat Servicos Ltda. RegS 144A
12.75%, 8/5/04 (Broadcasting
(Television, Radio & Cable))(c).....    Caa          1,070        807,850

Radio e Televisao Bandeirantes Ltd.
144A 12.875%, 5/15/06 (Broadcasting
(Television, Radio & Cable))(c).....     B           1,500        637,500

Tevecap SA 12.625%, 11/26/04
(Broadcasting (Television, Radio &
Cable)).............................    Caa          3,600      2,412,000
                                                             ------------
                                                                9,772,850
                                                             ------------

INDONESIA--3.8%
APP Finance II Mauritius Ltd. 12%,
12/29/49 (Paper & Forest
Products)(b)........................    Caa          3,890      2,450,700

                                                    PAR
                                      MOODY'S      VALUE
                                       RATING      (000)        VALUE
                                      --------   ---------   ------------
INDONESIA--CONTINUED

Indah Kiat International Finance
6.15%, 3/14/00 (Paper & Forest
Products)(h)........................    Caa        160,000   $  1,152,127
                                                             ------------
                                                                3,602,827
                                                             ------------

KAZAKHSTAN--1.5%
Kazkommertsbank International RegS
11.25%, 5/8/01 (Banks (Major
Regional))..........................     B       $   2,000      1,400,000

MEXICO--6.7%
Alestra SA de RL de CV 144A 12.125%,
5/15/06 (Telephone)(c)..............     B             950        912,000

Altos Hornos de Mexico SA Series B
11.875%, 4/30/04 (Metals
Mining)(m)..........................    Caa          2,250        708,750

Corporacion GEO SA de CV RegS Series
1 10%, 5/23/02 (Consumer Finance)...     NR          1,310      1,198,650

Grupo Transportacion Ferroviaria
Mexicana SA de CV 0%, 6/15/09
(Railroads)(b)......................     B           1,045        642,675

Innova S de R.L. 12.875%, 4/1/07
(Publishing)........................     B           1,000        825,000

Nacional Financiera SNC 22%, 5/20/02
(Financial (Diversified))(k)........     NR         20,000      1,956,765
                                                             ------------
                                                                6,243,840
                                                             ------------

ROMANIA--1.0%
Renel RA 7.75%, 2/21/02 (Electric
Companies)(b).......................     NR          1,200        948,000
- -------------------------------------------------------------------------
TOTAL FOREIGN CORPORATE BONDS
(IDENTIFIED COST $25,527,300)                                  24,825,017
- -------------------------------------------------------------------------

20                     See Notes to Financial Statements

Phoenix-Goodwin Emerging Markets Bond Fund

                                                    PAR
                                      MOODY'S      VALUE
                                       RATING      (000)        VALUE
                                      --------   ---------   ------------
FOREIGN CONVERTIBLE BONDS--1.9%

CANADA--0.4%
PLD Telecom Cv. 144A 9%, 6/1/06
(Telephone)(c)......................     NR      $     600   $    348,000
RUSSIA--1.5%
Lukinter Finance Cv. RegS 3.50%,
5/6/02 (Oil (International
Integrated))........................  CCC-(d)        2,000      1,410,000
- -------------------------------------------------------------------------
TOTAL FOREIGN CONVERTIBLE BONDS
(IDENTIFIED COST $1,720,000)                                    1,758,000
- -------------------------------------------------------------------------

                                                  SHARES
                                                 ---------

WARRANTS--0.2%
FirstCom Corp. Warrants(m)..........                70,000        192,500
- -------------------------------------------------------------------------
TOTAL WARRANTS
(IDENTIFIED COST $0)                                              192,500
- -------------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS--96.3%
(IDENTIFIED COST $98,626,374)                                  90,506,856
- -------------------------------------------------------------------------

                                                    PAR
                                                   VALUE
                                                   (000)        VALUE
                                                 ---------   ------------

SHORT-TERM OBLIGATIONS--4.5%

FEDERAL AGENCY SECURITIES--4.5%
Fannie Mae 4.70%, 6/1/99............             $   4,250   $  4,250,000
- -------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $4,250,000)                                    4,250,000
- -------------------------------------------------------------------------

TOTAL INVESTMENTS--100.8%
(IDENTIFIED COST $102,876,374)                                 94,756,856(a)
Cash and receivables, less liabilities--(0.8%)                   (727,333)
                                                             ------------
NET ASSETS--100.0%                                           $ 94,029,523
                                                             ------------
                                                             ------------

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $5,286,534 and gross depreciation of $15,093,484 for federal income tax purposes. At May 31, 1999, the aggregate cost of securities for federal income tax purposes was $104,563,806.
(b) Variable or step coupon security; interest rate shown reflects the rate currently in effect.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 1999, these securities amounted to a value of $4,595,350 or 4.9% of net assets.
(d)  As rated by Standard & Poors, Fitch or Duff & Phelps.
(e)  Par value represents Argentine Pesos.
(f)  Par value represents French Francs.
(g)  Par value represents Russian Rubles.
(h)  Par value represents Japanese Yens.
(i)  Par value represents Euro.
(j)  Par value represents Turkish Liras rounded in millions.
(k)  Par value represents Mexican Pesos.
(l)  Rights incorporated as a unit.
(m)  Non-income producing.
(n)  All or a portion segregated as collateral.

                       See Notes to Financial Statements

Phoenix-Goodwin Emerging Markets Bond Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                                  MAY 31, 1999
                                  (UNAUDITED)

ASSETS
Investment securities at value
  (Identified cost $102,876,374)                              $   94,756,856
Foreign currency at value
  (Identified cost 238,263)                                          226,576
Unrealized appreciation on forward
  foreign currency contracts                                          34,606
Receivables
  Interest                                                         3,084,324
  Fund shares sold                                                 1,022,891
  Investment securities sold                                         283,173
Prepaid expenses                                                       1,955
                                                              --------------
    Total assets                                                  99,410,381
                                                              --------------
LIABILITIES
Custodian                                                             39,670
Payables
  Investment securities purchased                                  5,044,970
  Fund shares repurchased                                             99,686
  Investment advisory fee                                             61,033
  Distribution fee                                                    50,743
  Transfer agent fee                                                  28,329
  Financial agent fee                                                  7,714
  Trustees' fee                                                        5,489
Accrued expenses                                                      43,224
                                                              --------------
    Total liabilities                                              5,380,858
                                                              --------------
NET ASSETS                                                    $   94,029,523
                                                              --------------
                                                              --------------
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $  146,339,361
Undistributed net investment income                                1,566,820
Accumulated net realized loss                                    (45,771,738)
Net unrealized depreciation                                       (8,104,920)
                                                              --------------
NET ASSETS                                                    $   94,029,523
                                                              --------------
                                                              --------------
CLASS A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $46,823,174)                 6,562,685
Net asset value per share                                              $7.13
Offering price per share $7.13/(1-4.75%)                               $7.49
CLASS B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $44,672,517)                 6,324,120
Net asset value and offering price per share                           $7.06

CLASS C
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $2,533,832)                    357,288
Net asset value and offering price per share                           $7.09

                            STATEMENT OF OPERATIONS
                         SIX MONTHS ENDED MAY 31, 1999
                                  (UNAUDITED)

INVESTMENT INCOME
Interest                                                      $    9,028,868
                                                              --------------
    Total investment income                                        9,028,868
                                                              --------------
EXPENSE
Investment advisory fee                                              302,439
Distribution fee, Class A                                             51,618
Distribution fee, Class B                                            189,740
Distribution fee, Class C                                              7,007
Financial agent fee                                                   44,635
Transfer agent                                                       109,689
Custodian                                                             27,870
Registration                                                          17,275
Printing                                                               9,826
Professional                                                           7,653
Trustees                                                               7,025
Miscellaneous                                                          5,760
                                                              --------------
    Total expenses                                                   780,537
    Custodian fees paid indirectly                                    (1,077)
                                                              --------------
    Net expenses                                                     779,460
                                                              --------------
NET INVESTMENT INCOME                                              8,249,408
                                                              --------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on securities                                    2,963,114
Net realized loss on foreign currency transactions                   (20,138)
Net change in unrealized appreciation (depreciation)
  on investments                                                  (5,153,199)
Net change in unrealized appreciation (depreciation) on
  foreign currency and foreign currency transactions                  52,064
                                                              --------------
NET LOSS ON INVESTMENTS                                           (2,158,159)
                                                              --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $    6,091,249
                                                              --------------
                                                              --------------

22                     See Notes to Financial Statements

Phoenix-Goodwin Emerging Markets Bond Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                                      Six Months
                                                        Ended
                                                       5/31/99         Year Ended
                                                     (Unaudited)        11/30/98
                                                    --------------   --------------
FROM OPERATIONS
  Net investment income (loss)                      $    8,249,408   $   13,088,232
  Net realized gain (loss)                               2,942,976      (43,148,647)
  Net change in unrealized appreciation
    (depreciation)                                      (5,101,135)       1,569,334
                                                    --------------   --------------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS                                      6,091,249      (28,491,081)
                                                    --------------   --------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income, Class A                        (3,458,995)      (5,581,936)
  Net investment income, Class B                        (3,060,140)      (3,942,930)
  Net investment income, Class C                          (112,756)         (54,521)
  Net realized gains, Class A                                   --       (1,201,906)
  Net realized gains, Class B                                   --         (697,910)
  Net realized gains, Class C                                   --               --
  In excess of net realized gains, Class A                      --       (6,002,330)
  In excess of net realized gains, Class B                      --       (3,485,367)
  In excess of net realized gains, Class C                      --               --
  Tax return of capital, Class A                                --       (1,984,297)
  Tax return of capital, Class B                                --       (1,343,438)
  Tax return of capital, Class C                                --          (14,524)
                                                    --------------   --------------

  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
    SHAREHOLDERS                                        (6,631,891)     (24,309,159)
                                                    --------------   --------------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares (1,848,976 and
    2,907,456 shares, respectively)                     12,734,817       27,208,118
  Net asset value of shares issued from
    reinvestment of distributions
    (173,761 and 1,029,832 shares, respectively)         1,178,919       10,935,153
  Cost of shares repurchased (1,255,762 and
    3,428,413 shares, respectively)                     (8,590,657)     (34,342,515)
                                                    --------------   --------------
Total                                                    5,323,079        3,800,756
                                                    --------------   --------------
CLASS B
  Proceeds from sales of shares (1,700,405 and
    3,220,244 shares, respectively)                     11,776,693       30,065,148
  Net asset value of shares issued from
    reinvestment of distributions
    (208,692 and 492,109 shares, respectively)           1,403,389        4,864,295
  Cost of shares repurchased (808,748 and
    1,516,158 shares, respectively)                     (5,489,153)     (13,762,067)
                                                    --------------   --------------
Total                                                    7,690,929       21,167,376
                                                    --------------   --------------
CLASS C
  Proceeds from sales of shares (256,804 and
    170,364 shares, respectively)                        1,827,347        1,509,747
  Net asset value of shares issued from
    reinvestment of distributions
    (6,166 and 2,515 shares, respectively)                  42,915           19,878
  Cost of shares repurchased (73,736 and 4,825
    shares, respectively)                                 (513,277)         (46,423)
                                                    --------------   --------------
Total                                                    1,356,985        1,483,202
                                                    --------------   --------------
  INCREASE IN NET ASSETS FROM SHARE TRANSACTIONS        14,370,993       26,451,334
                                                    --------------   --------------
  NET INCREASE (DECREASE) IN NET ASSETS                 13,830,351      (26,348,906)
NET ASSETS
  Beginning of period                                   80,199,172      106,548,078
                                                    --------------   --------------
  END OF PERIOD [INCLUDING UNDISTRIBUTED NET
    INVESTMENT INCOME AND DISTRIBUTIONS IN EXCESS
    OF NET INVESTMENT INCOME OF $1,566,820 AND
    ($50,697), RESPECTIVELY]                        $   94,029,523   $   80,199,172
                                                    --------------   --------------
                                                    --------------   --------------

                       See Notes to Financial Statements                      23

Phoenix-Goodwin Emerging Markets Bond Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                   CLASS A
                                                 ---------------------------------------------------------------------------
                                                 SIX MONTHS                                                          FROM
                                                    ENDED                   YEAR ENDED NOVEMBER 30                 INCEPTION
                                                   5/31/99         -----------------------------------------       9/5/95 TO
                                                 (UNAUDITED)            1998            1997            1996       11/30/95
Net asset value, beginning of period               $  7.20         $   12.84       $   14.80       $   10.18        $ 10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                        0.69              1.32            1.38(4)         1.26(5)        0.25(4)(5)
  Net realized and unrealized gain (loss)            (0.19)            (4.22)           0.17            4.56           0.18
                                                 -----------       ---------       ---------       ---------       ---------
      TOTAL FROM INVESTMENT OPERATIONS                0.50             (2.90)           1.55            5.82           0.43
                                                 -----------       ---------       ---------       ---------       ---------
LESS DISTRIBUTIONS
  Dividends from net investment income               (0.57)            (1.00)          (1.28)          (1.20)         (0.25)
  Dividends from net realized gains                     --             (0.23)          (2.23)             --             --
  Distributions in excess of net realized
    gains                                               --             (1.16)             --              --             --
  Return of capital                                     --             (0.35)             --              --             --
                                                 -----------       ---------       ---------       ---------       ---------
      TOTAL DISTRIBUTIONS                            (0.57)            (2.74)          (3.51)          (1.20)         (0.25)
                                                 -----------       ---------       ---------       ---------       ---------
Change in net asset value                            (0.07)            (5.64)          (1.96)           4.62           0.18
                                                 -----------       ---------       ---------       ---------       ---------
NET ASSET VALUE, END OF PERIOD                     $  7.13         $    7.20       $   12.84       $   14.80        $ 10.18
                                                 -----------       ---------       ---------       ---------       ---------
                                                 -----------       ---------       ---------       ---------       ---------
Total return(1)                                       7.66%(3)        (27.20)%         11.91%          60.18%          4.40%(3)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)              $46,823           $41,725         $67,875         $29,661        $12,149
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                                  1.57%(2)(7)       1.43%           1.40%(7)        1.50%          1.50%(2)
  Net investment income                              20.82%(2)         13.74%           9.90%          10.41%         10.48%(2)
Portfolio turnover                                     127%(3)           405%            614%            378%            38%(3)

                                                                                  CLASS B
                                                 -------------------------------------------------------------------------
                                                 SIX MONTHS                                                        FROM
                                                    ENDED                   YEAR ENDED NOVEMBER 30               INCEPTION
                                                   5/31/99         -----------------------------------------     9/5/95 TO
                                                 (UNAUDITED)            1998            1997            1996     11/30/95
Net asset value, beginning of period               $  7.13         $   12.77       $   14.78       $   10.18      $ 10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                        0.67              1.23            1.26(4)         1.19(6)      0.22(4)(6)
  Net realized and unrealized gain (loss)            (0.20)            (4.18)           0.18            4.53         0.20
                                                 -----------       ---------       ---------       ---------     ---------
      TOTAL FROM INVESTMENT OPERATIONS                0.47             (2.95)           1.44            5.72         0.42
                                                 -----------       ---------       ---------       ---------     ---------
LESS DISTRIBUTIONS
  Dividends from net investment income               (0.54)            (0.97)          (1.22)          (1.12)       (0.24)
  Dividends from net realized gains                     --             (0.23)          (2.23)             --           --
  Distributions in excess of net realized
    gains                                               --             (1.16)             --              --           --
  Return of capital                                     --             (0.33)             --              --           --
                                                 -----------       ---------       ---------       ---------     ---------
      TOTAL DISTRIBUTIONS                            (0.54)            (2.69)          (3.45)          (1.12)       (0.24)
                                                 -----------       ---------       ---------       ---------     ---------
Change in net asset value                            (0.07)            (5.64)          (2.01)           4.60         0.18
                                                 -----------       ---------       ---------       ---------     ---------
NET ASSET VALUE, END OF PERIOD                     $  7.06         $    7.13       $   12.77       $   14.78      $ 10.18
                                                 -----------       ---------       ---------       ---------     ---------
                                                 -----------       ---------       ---------       ---------     ---------
Total return(1)                                       7.16%(3)        (27.86)%         11.07%          58.94%        4.22%(3)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)              $44,673           $37,270         $38,673          $9,713         $596
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                                  2.32%(2)(7)       2.20%           2.15%(7)        2.25%        2.25%(2)
  Net investment income                              20.07%(2)         12.98%           9.14%           9.79%       10.29%(2)
Portfolio turnover                                     127%(3)           405%            614%            378%          38%(3)

(1)  Maximum sales charges are not reflected in the total return calculation.
(2)  Annualized.
(3)  Not annualized.
(4)  Computed using average shares outstanding.
(5) Includes reimbursement of operating expenses by investment adviser of $0.07 and $0.03, respectively.
(6) Includes reimbursement of operating expenses by investment adviser of $0.07 and $0.03, respectively.
(7) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

24
                       See Notes to Financial Statements

Phoenix-Goodwin Emerging Markets Bond Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                           CLASS C
                                                               -------------------------------
                                                                SIX MONTHS             FROM
                                                                  ENDED             INCEPTION
                                                                 5/31/99            3/26/98 TO
                                                               (UNAUDITED)           11/30/98
Net asset value, beginning of period                              $    7.17          $   12.25
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                                         0.66               0.85(4)
  Net realized and unrealized gain (loss)                             (0.20)             (5.10)
                                                                      -----              -----
      TOTAL FROM INVESTMENT OPERATIONS                                 0.46              (4.25)
                                                                      -----              -----
LESS DISTRIBUTIONS
  Dividends from net investment income                                (0.54)             (0.66)
  Dividends from net realized gains                                      --                 --
  Distributions in excess of net realized gains                          --                 --
  Return of capital                                                      --              (0.17)
                                                                      -----              -----
      TOTAL DISTRIBUTIONS                                             (0.54)             (0.83)
                                                                      -----              -----
Change in net asset value                                             (0.08)             (5.08)
                                                                      -----              -----
NET ASSET VALUE, END OF PERIOD                                    $    7.09          $    7.17
                                                                      -----              -----
                                                                      -----              -----
Total return(1)                                                        7.12%(3)         (35.33)%(3)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                                $2,534             $1,205

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                                                   2.33%(2)(5)        2.29%(2)
  Net investment income                                               20.16%(2)          15.59%(2)
Portfolio turnover                                                      127%(3)            405%(3)

(1)  Maximum sales charges are not reflected in the total return calculation.
(2)  Annualized.
(3)  Not annualized.
(4)  Computed using average shares outstanding.
(5) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

                       See Notes to Financial Statements

PHOENIX-GOODWIN TAX-EXEMPT BOND FUND

                          INVESTMENTS AT MAY 31, 1999
                                  (UNAUDITED)

                                    STANDARD      PAR
                                    & POOR'S     VALUE
                                     RATING      (000)       VALUE
                                    ---------   -------   -----------

MUNICIPAL TAX-EXEMPT BONDS -- 96.2%

ALABAMA--3.1%
Alabama Special Care Facilities
Financing Authority 5%, 11/1/25...     AA+      $ 3,500   $ 3,303,125

ALASKA--1.1%
Valdez Marine Terminal Revenue 7%,
12/1/25(c)........................     AA+        1,125     1,220,625

ARIZONA--1.0%
Pima County Sewer Revenue
Pre-refunded 6.75%, 7/1/15 (FGIC
Insured)..........................     AAA          460       491,625

Pima County Sewer Revenue
Unrefunded 6.75%, 7/1/15 (FGIC
Insured)..........................     AAA          540       574,425
                                                          -----------
                                                            1,066,050
                                                          -----------

ARKANSAS--1.2%
Drew County Public Facilities
Board Series A-2 7.90%, 8/1/11
(FNMA Collateralized).............   Aaa(b)         231       247,363

Jacksonville Residential Housing
Facilities Board Series A-2 7.90%,
1/1/11 (FNMA Collateralized)......   Aaa(b)         404       430,241
Lonoke County Residential Housing
Facilities Board Series A-2 7.90%,
4/1/11 (FNMA Collateralized)......   Aaa(b)         392       427,624

Stuttgart Public Facilities Board
Series A-2 7.90%, 9/1/11 (FNMA
Collateralized)...................   Aaa(b)         193       204,965
                                                          -----------
                                                            1,310,193
                                                          -----------

CALIFORNIA--7.3%
California Housing Financing
Agency Revenue Series A 7.75%,
8/1/17 (FHA Insured)..............     AA-          160       163,667

Pittsburg Redevelopment Agency
Series A 4.625%, 8/1/21 (AMBAC
Insured)..........................     AAA        1,650     1,511,812

                                    STANDARD      PAR
                                    & POOR'S     VALUE
                                     RATING      (000)       VALUE
                                    ---------   -------   -----------
CALIFORNIA--CONTINUED

Riverside County 8.625%, 5/1/16
(GNMA Collaterized)...............     AAA      $ 4,300   $ 6,057,625
                                                          -----------
                                                            7,733,104
                                                          -----------

COLORADO--2.8%
Arapahoe County Capital
Improvement Series E Pre-refunded
6.90%, 8/31/15....................   Aaa(b)       2,500     2,921,875

CONNECTICUT--4.7%
Connecticut State Health and
Educational Facilities Authority
Series B 5.125%, 7/1/07...........     BBB        1,000     1,010,000

Mashantucket Western Pequot Tribe
Special Revenue Series A
Pre-refunded 144A 6.50%,
9/1/05(d).........................     AAA          845       951,681

Mashantucket Western Pequot Tribe
Special Revenue Series A
Pre-refunded 144A 6.50%,
9/1/06(d).........................     AAA          495       563,062

Mashantucket Western Pequot Tribe
Special Revenue Series B 144A
5.60%, 9/1/09(d)..................   Baa(b)       1,000     1,040,000

Mashantucket Western Pequot Tribe
Special Revenue Series A 5.50%,
9/1/28............................   Baa(b)       1,500     1,464,375
                                                          -----------
                                                            5,029,118
                                                          -----------

GEORGIA--7.8%
Atlanta Water and Sewer Revenue
4.50%, 1/1/18 (FGIC Insured)......     AAA        2,250     2,286,562

Cartersville Development Authority
Revenue 5.625%, 5/1/09............     A+         2,000     2,130,000

Georgia Municipal Electric
Authority Power Revenue Series Z
5.50%, 1/1/20 (FGIC Insured)......     AAA        2,000     2,067,500

Georgia State General Obligation
Series A 7.45%, 1/1/09............     AAA        1,500     1,837,500
                                                          -----------
                                                            8,321,562
                                                          -----------

26                     See Notes to Financial Statements

Phoenix-Goodwin Tax-Exempt Bond Fund

                                    STANDARD      PAR
                                    & POOR'S     VALUE
                                     RATING      (000)       VALUE
                                    ---------   -------   -----------
ILLINOIS--5.9%
Chicago Board of Education Series
A 6%, 1/1/20 (MBIA Insured).......     AAA      $   500   $   551,250

Chicago Gas Supply Revenue Series
B 7.50%, 3/1/15...................     AA-        1,000     1,046,420

Chicago O'Hare International
Airport Special Facility Revenue
8.85%, 5/1/18.....................     BB+          835       907,019

Illinois Development Finance
Authority Pollution Control
Revenue Series B 7.60%, 9/1/13....     A+         2,000     2,092,920

Illinois Health Facilities
Authority Revenue Series C 7%,
4/1/08 (FSA Insured)..............     AAA        1,100     1,292,500

Illinois Housing Development
Authority Residential Mortgage
Revenue Series A 7%, 8/1/17.......     AA           330       333,052

Metropolitan Pier & Exposition
Authority Revenue Unrefunded
6.50%, 6/15/07 (FGIC Insured).....     AA-           30        32,812
                                                          -----------
                                                            6,255,973
                                                          -----------

INDIANA--3.3%
Indianapolis Public Local
Improvement Revenue Series C 0%,
1/1/03............................    A(b)        2,500     2,159,375
Indianapolis Public Local
Improvement Revenue Series A 0%,
2/1/05............................    Aa(b)       1,765     1,383,319
                                                          -----------
                                                            3,542,694
                                                          -----------

KENTUCKY--2.9%
Kentucky State Turnpike Authority
Economic Development Revenue 0%,
1/1/10 (FGIC Insured).............     AAA        3,300     2,000,625

Perry County Solid Waste Disposal
Revenue 7%, 6/1/24................     NR         1,000     1,073,750
                                                          -----------
                                                            3,074,375
                                                          -----------

                                    STANDARD      PAR
                                    & POOR'S     VALUE
                                     RATING      (000)       VALUE
                                    ---------   -------   -----------

LOUISIANA--4.5%
Louisiana Environmental Facilities
Community Development Authority
Revenue 5.25%, 12/1/18............     AAA      $ 1,500   $ 1,501,875

St. Mary Public Transportation
Financing Authority Revenue Bond
Series A 7.625%, 3/25/12..........   Aaa(b)          39        41,050

St. Tammany Public Transportation
Financing Authority Revenue Series
A 7%, 6/1/02 (FNMA
Collateralized)...................   Aaa(b)          64        66,429

St. Tammany Sales Tax Revenue
4.70%, 4/1/09 (FGIC Insured)......     AAA        2,000     2,007,500

St. Tammany Sales Tax Revenue
4.80%, 4/1/10 (FGIC Insured)......     AAA        1,105     1,113,288
                                                          -----------
                                                            4,730,142
                                                          -----------

MARYLAND--0.6%
Baltimore G. O. 7%, 10/15/09 (MBIA
Insured)..........................     AAA          500       600,000

MASSACHUSETTS--1.9%
Massachusetts Bay Transportation
Authority Revenue Series B 6.20%,
3/1/16............................     AA-        1,000     1,132,500

Massachusetts State Industrial
Financing Agency Revenue 0%,
8/1/05............................     A+         1,100       837,375
                                                          -----------
                                                            1,969,875
                                                          -----------

MICHIGAN--1.7%
Williamston Community School G. O.
5.50%, 5/1/25 (MBIA Insured)......     AAA        1,725     1,802,625

MISSISSIPPI--1.6%
Lowndes County Solid Waste
Disposal & Pollution Control
Revenue Series A 6.80%, 4/1/22....      A         1,450     1,711,000

NEVADA--1.6%
Clark County School District G. O.
Series B 0%, 6/1/03 (MBIA
Insured)..........................     AAA        2,000     1,697,500

                       See Notes to Financial Statements                      27

Phoenix-Goodwin Tax-Exempt Bond Fund

                                    STANDARD      PAR
                                    & POOR'S     VALUE
                                     RATING      (000)       VALUE
                                    ---------   -------   -----------
NEW JERSEY--1.5%
Camden County Municipal Utilities
Authority Sewer Revenue 0%, 9/1/11
(FGIC Insured)....................     AAA      $ 3,000   $ 1,620,000

NEW YORK--8.5%
New York State Dormitory Authority
Revenue Series U Pre-refunded
6.375%, 7/1/08....................    BBB+          575       626,750

Niagara Falls Bridge Commission
Toll Revenue Series B 5.25%,
10/1/15 (FGIC Insured)............     AAA        4,000     4,135,000

Port Authority of New York & New
Jersey Special Obligation Revenue
6.75%, 10/1/11....................     NR         3,000     3,288,750

Suffolk County Industrial
Development Agency Revenue 5.50%,
1/1/23............................     NR         1,000       988,750
                                                          -----------
                                                            9,039,250
                                                          -----------

NORTH CAROLINA--1.4%
North Carolina Municipal Power
Agency Revenue 6%, 1/1/09 (AMBAC
Insured)..........................     AAA        1,385     1,532,156
PENNSYLVANIA--8.6%
Delaware Valley Regional Finance
Authority Revenue Series B 5.70%,
7/1/27 (AMBAC Insured)............     AAA        2,000     2,152,500

New Castle Area Hospital Authority
Revenue Series A 6.50%,
11/15/09..........................   Baa(b)       1,000     1,046,250

Pennsylvania Economic Development
Financing Authority Resource
Recovery Revenue Series A 6.40%,
1/1/09............................    BBB-        1,500     1,578,750
Pennsylvania State Finance
Authority Revenue 6.60%,
11/1/09...........................      A         4,000     4,395,000
                                                          -----------
                                                            9,172,500
                                                          -----------

TENNESSEE--1.6%
Metropolitan Government Nashville
& Davidson County Health &
Educational Facilities Board
Revenue 6%, 12/1/16 (AMBAC
Insured)..........................     AAA        1,500     1,663,125
TEXAS--9.4%
Alliance Airport Authority Special
Facilities Revenue 7%, 12/1/11....    BBB-        1,100     1,267,750

                                    STANDARD      PAR
                                    & POOR'S     VALUE
                                     RATING      (000)       VALUE
                                    ---------   -------   -----------
TEXAS--CONTINUED

Austin Convention Center Revenue
Series B 8.25%, 11/15/14..........   Aaa(b)     $   930   $   969,116

Brazos River Authority Revenue
Series A 7.625%, 5/1/19...........     A-         1,000     1,023,260

Colorado River Municipal District
Water Revenue Pre-refunded 8.25%,
1/1/15............................     NR           540       577,125

Hurst Euless Bedford Independent
School District G. O. 4.75%,
8/15/28...........................     AAA        2,000     1,830,000

San Antonio Electric & Gas Revenue
5%, 2/1/12........................     AA         2,000     2,034,944

Texas State Public Finance
Authority Building Revenue 6.25%,
8/1/09 (MBIA Insured).............     AAA        1,250     1,404,688

Texas Water Resource Finance
Authority Revenue 7.625%,
8/15/08...........................      A           830       835,312
                                                          -----------
                                                            9,942,195
                                                          -----------

VIRGINIA--5.9%
Pittsylvania County Industrial
Development Authority Revenue
Series A 7.30%, 1/1/04............     NR           935       991,100

Pittsylvania County Industrial
Development Authority Revenue
Series A 7.45%, 1/1/09............     NR         3,000     3,258,750

Upper Occoquan Regional Sewer
Authority Revenue Series A 5.15%,
7/1/20 (MBIA Insured).............     AAA        2,000     2,017,500
                                                          -----------
                                                            6,267,350
                                                          -----------

WASHINGTON--1.0%
Washington State G. O. Series C
5.50%, 7/1/13.....................     AA+        1,000     1,057,500

WEST VIRGINIA--3.0%
Upshur County Solid Waste Disposal
Revenue 7%, 7/15/25...............     NR         2,000     2,160,000

West Virginia State Housing
Development Fund Revenue 6.625%,
7/1/20 (FHA Insured)..............     AA         1,000     1,002,040
                                                          -----------
                                                            3,162,040
                                                          -----------

28                     See Notes to Financial Statements

Phoenix-Goodwin Tax-Exempt Bond Fund

                                    STANDARD      PAR
                                    & POOR'S     VALUE
                                     RATING      (000)       VALUE
                                    ---------   -------   -----------
WISCONSIN--0.8%
Wisconsin State Clean Water
Revenue Series 1 6.875%, 6/1/11...     AA+      $   750   $   891,563

OTHER TERRITORIES--1.5%
Puerto Rico Commonwealth Highway &
Transportation Authority Revenue
Series V 6.625%, 7/1/12...........      A         1,500     1,623,750
- ---------------------------------------------------------------------
TOTAL MUNICIPAL TAX-EXEMPT BONDS
(IDENTIFIED COST $94,491,367)                             102,261,265
- ---------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS--96.2%
(IDENTIFIED COST $94,491,367)                             102,261,265
- ---------------------------------------------------------------------

                                    STANDARD      PAR
                                    & POOR'S     VALUE
                                     RATING      (000)       VALUE
                                    ---------   -------   -----------

SHORT-TERM OBLIGATIONS--1.6%

COMMERCIAL PAPER--1.6%
Koch Industries, Inc. 4.90%,
6/1/99............................    A-1+      $ 1,480   $ 1,480,000
Potomac Electric Power Co. 4.80%,
6/7/99............................     A-1          165       164,868
                                                          -----------
                                                            1,644,868
                                                          -----------
- ---------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $1,644,868)                                1,644,868
- ---------------------------------------------------------------------

TOTAL INVESTMENTS--97.8%
(IDENTIFIED COST $96,136,235)                             103,906,133(a)
Cash and receivables, less liabilities--2.2%                2,384,467
                                                       --------------
NET ASSETS--100.0%                                     $  106,290,600
                                                       --------------
                                                       --------------

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $8,026,952 and gross depreciation of $214,238 for federal income tax purposes. At May 31, 1999, the aggregate cost of securities for federal income tax purposes was $96,093,419.
(b)  As rated by Moodys, Fitch or Duff & Phelps.
(c) Variable or step coupon security; interest rate reflects the rate currently in effect.
(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers. At May 31, 1999, these securities amounted to a value of $2,554,743 or 2.4% of net assets.

     At May 31, 1999, 38.7% of the net assets in the fund are backed by insurance of financial institutions and financial guaranty assurance agencies. Insurers with a concentration greater than 10% of net assets are as follows: FGIC, 15.4%.

                       See Notes to Financial Statements

Phoenix-Goodwin Tax-Exempt Bond Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                                  MAY 31, 1999
                                  (UNAUDITED)

ASSETS
Investment securities at value
  (Identified cost $96,136,235)                                    $  103,906,133
Cash                                                                        3,925
Receivables
  Fund shares sold                                                         40,948
  Investment securities sold                                            1,085,531
  Interest                                                              1,633,035
Prepaid expenses                                                            2,725
                                                                   --------------
    Total assets                                                      106,672,297
                                                                   --------------
LIABILITIES
Payables
  Dividend distributions                                                  105,307
  Fund shares repurchased                                                 112,332
  Investment advisory fee                                                  41,028
  Distribution fee                                                         27,204
  Transfer agent fee                                                       21,396
  Financial agent fee                                                      11,982
  Trustees' fee                                                             8,956
Accrued expenses                                                           53,492
                                                                   --------------
    Total liabilities                                                     381,697
                                                                   --------------
NET ASSETS                                                         $  106,290,600
                                                                   --------------
                                                                   --------------
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                   $  102,545,755
Accumulated net investment loss                                          (686,440)
Accumulated net realized loss                                          (3,338,613)
Net unrealized appreciation                                             7,769,898
                                                                   --------------
NET ASSETS                                                         $  106,290,600
                                                                   --------------
                                                                   --------------

CLASS A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $99,369,676)                      9,191,054
Net asset value per share                                                  $10.81
Offering price per share $10.81/(1-4.75%)                                  $11.35

CLASS B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $6,920,924)                         637,053
Net asset value and offering price per share                               $10.86

                            STATEMENT OF OPERATIONS
                         SIX MONTHS ENDED MAY 31, 1999
                                  (UNAUDITED)

INVESTMENT INCOME
Interest                                                           $    2,849,893
                                                                   --------------
    Total investment income                                             2,849,893
                                                                   --------------

EXPENSES
Investment advisory fee                                                   248,609
Distribution fee, Class A                                                 129,382
Distribution fee, Class B                                                  34,934
Financial agent fee                                                        58,664
Transfer agent                                                             53,635
Professional                                                               16,616
Trustees                                                                   10,492
Printing                                                                   10,392
Custodian                                                                   8,553
Registration                                                               13,472
Miscellaneous                                                               5,613
                                                                   --------------
    Total expenses                                                        590,362
                                                                   --------------
NET INVESTMENT INCOME                                                   2,259,531
                                                                   --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on securities                                        (2,960,161)
Net realized loss on future contracts                                     (26,363)
Net change in unrealized appreciation (depreciation) on
  investments                                                            (383,301)
                                                                   --------------
NET REALIZED LOSS ON INVESTMENTS                                       (3,369,825)
                                                                   --------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS               ($   1,110,294)
                                                                   --------------
                                                                   --------------

30                     See Notes to Financial Statements

Phoenix-Goodwin Tax-Exempt Bond Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                                      Six Months
                                                        Ended
                                                       5/31/99         Year Ended
                                                     (Unaudited)        11/30/98
                                                    --------------   --------------
FROM OPERATIONS
  Net investment income (loss)                      $    2,259,531   $    5,725,389
  Net realized gain (loss)                              (2,986,524)        (409,566)
  Net change in unrealized appreciation
    (depreciation)                                        (383,301)       1,555,273
                                                    --------------   --------------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS                                     (1,110,294)       6,871,096
                                                    --------------   --------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income, Class A                        (2,681,980)      (5,342,324)
  Net investment income, Class B                          (149,856)        (259,422)
  Net realized gains, Class A                                   --          (96,887)
  Net realized gains, Class B                                   --           (4,637)
  In excess of net investment income, Class A                   --         (566,555)
  In excess of net investment income, Class B                   --          (27,512)
                                                    --------------   --------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
    SHAREHOLDERS                                        (2,831,836)      (6,297,337)
                                                    --------------   --------------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares (608,214 and
    3,799,813 shares, respectively)                      6,702,898       42,705,753
  Net asset value of shares issued from
    reinvestment of distributions
    (133,036 and 286,921 shares, respectively)           1,469,364        3,230,781
  Cost of shares repurchased (1,131,734 and
    5,491,445 shares, respectively)                    (12,478,741)     (61,903,573)
                                                    --------------   --------------
Total                                                   (4,306,479)     (15,967,039)
                                                    --------------   --------------
CLASS B
  Proceeds from sales of shares (94,364 and
    259,511 shares, respectively)                        1,050,888        2,940,057
  Net asset value of shares issued from
    reinvestment of distributions
    (5,493 and 12,310 shares, respectively)                 60,962          139,134
  Cost of shares repurchased (85,047 and 166,434
    shares, respectively)                                 (944,230)      (1,874,018)
                                                    --------------   --------------
Total                                                      167,620        1,205,173
                                                    --------------   --------------
  DECREASE IN NET ASSETS FROM SHARE TRANSACTIONS        (4,138,859)     (14,761,866)
                                                    --------------   --------------
  NET DECREASE IN NET ASSETS                            (8,080,989)     (14,188,107)
                                                    --------------   --------------
NET ASSETS
  Beginning of period                                  114,371,589      128,559,696
                                                    --------------   --------------
  END OF PERIOD [INCLUDING DISTRIBUTIONS IN EXCESS
    OF NET INVESTMENT INCOME (LOSS) OF ($686,440)
    AND ($114,135), RESPECTIVELY]                   $  106,290,600   $  114,371,589
                                                    --------------   --------------
                                                    --------------   --------------

                       See Notes to Financial Statements                      31

Phoenix-Goodwin Tax-Exempt Bond Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                               CLASS A
                                     -------------------------------------------------------------------------------------------
                                     SIX MONTHS
                                        ENDED                                   YEAR ENDED NOVEMBER 30
                                       5/31/99        --------------------------------------------------------------------------
                                     (UNAUDITED)            1998            1997            1996            1995            1994
Net asset value, beginning of
  period                               $ 11.21        $    11.17      $    11.28      $    11.40      $    10.09      $    11.58
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)            0.23              0.57            0.59            0.60            0.61            0.65
  Net realized and unrealized gain
    (loss)                               (0.34)             0.20            0.05           (0.12)           1.34           (1.49)
                                         -----             -----           -----           -----           -----           -----
      TOTAL FROM INVESTMENT
        OPERATIONS                       (0.11)             0.77            0.64            0.48            1.95           (0.84)
                                         -----             -----           -----           -----           -----           -----
LESS DISTRIBUTIONS
  Dividends from net investment
    income                               (0.29)            (0.53)          (0.59)          (0.60)          (0.61)          (0.65)
  Dividends in excess of net
    investment income                       --             (0.11)             --              --              --              --
  Dividends from net realized
    gains                                   --             (0.09)          (0.16)             --           (0.03)             --
                                         -----             -----           -----           -----           -----           -----
      TOTAL DISTRIBUTIONS                (0.29)            (0.73)          (0.75)          (0.60)          (0.64)          (0.65)
                                         -----             -----           -----           -----           -----           -----
Change in net asset value                (0.40)             0.04           (0.11)          (0.12)           1.31           (1.49)
                                         -----             -----           -----           -----           -----           -----
NET ASSET VALUE, END OF PERIOD         $ 10.81        $    11.21      $    11.17      $    11.28      $    11.40      $    10.09
                                         -----             -----           -----           -----           -----           -----
                                         -----             -----           -----           -----           -----           -----
Total return(1)                          (1.03)%(3)         5.75%           6.04%           4.30%          19.87%          (7.55)%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (thousands)                        $99,370          $107,371        $122,763        $136,558        $147,821        $141,623
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                      1.02%(2)          0.97%           0.96%           0.94%           0.97%           0.96%
  Net investment income                   4.14%(2)          4.77%           5.36%           5.42%           5.65%           5.65%
Portfolio turnover                           8%(3)            14%             15%             27%             25%             54%

                                                                            CLASS B
                                     -------------------------------------------------------------------------------------
                                     SIX MONTHS                                                                    FROM
                                        ENDED                        YEAR ENDED NOVEMBER 30                     INCEPTION
                                       5/31/99        ----------------------------------------------------      3/16/94 TO
                                     (UNAUDITED)            1998          1997          1996          1995       11/30/94
Net asset value, beginning of
  period                               $11.25         $    11.22      $  11.32      $  11.44      $  10.12        $  11.21
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)           0.19               0.48          0.50          0.52          0.53            0.39
  Net realized and unrealized gain
    (loss)                              (0.34)              0.19          0.06         (0.12)         1.35           (1.09)
                                        -----              -----      --------      --------      --------           -----
      TOTAL FROM INVESTMENT
        OPERATIONS                      (0.15)              0.67          0.56          0.40          1.88           (0.70)
                                        -----              -----      --------      --------      --------           -----
LESS DISTRIBUTIONS
  Dividends from net investment
    income                              (0.24)             (0.45)        (0.50)        (0.52)        (0.53)          (0.39)
  Dividends in excess of net
    investment income                      --              (0.10)           --            --            --              --
  Dividends from net realized
    gains                                  --              (0.09)        (0.16)           --         (0.03)             --
                                        -----              -----      --------      --------      --------           -----
      TOTAL DISTRIBUTIONS               (0.24)             (0.64)        (0.66)        (0.52)        (0.56)          (0.39)
                                        -----              -----      --------      --------      --------           -----
Change in net asset value               (0.39)              0.03         (0.10)        (0.12)         1.32           (1.09)
                                        -----              -----      --------      --------      --------           -----
NET ASSET VALUE, END OF PERIOD         $10.86         $    11.25      $  11.22      $  11.32      $  11.44        $  10.12
                                        -----              -----      --------      --------      --------           -----
                                        -----              -----      --------      --------      --------           -----
Total return(1)                         (1.37)%(3)          4.97%         5.13%         3.60%        19.07%          (6.42)%(3)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (thousands)                        $6,921             $7,001        $5,797        $4,762        $3,142          $1,147
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                     1.77%(2)           1.69%         1.71%         1.69%         1.72%           1.54%(2)
  Net investment income                  3.40%(2)           3.98%         4.60%         4.68%         4.90%           5.07%(2)
Portfolio turnover                          8%(3)             14%           15%           27%           25%             54%(3)

(1)  Maximum sales charges are not reflected in the total return calculation.
(2)  Annualized.
(3)  Not annualized.

32
                       See Notes to Financial Statements

PHOENIX-SENECA MID CAP FUND

                          INVESTMENTS AT MAY 31, 1999
                                  (UNAUDITED)

                                                SHARES        VALUE
                                               ---------   ------------

COMMON STOCKS--87.4%
AUTO PARTS & EQUIPMENT--2.7%
Lear Corp.(b).....................               151,610   $  7,457,317

BANKS (MAJOR REGIONAL)--3.1%
Comerica, Inc.....................               138,420      8,365,759

BANKS (REGIONAL)--3.4%
UnionBanCal Corp..................               254,730      9,417,050

BEVERAGES (ALCOHOLIC)--0.7%
Coors (Adolph) Co. Class B........                40,190      1,909,025
BEVERAGES (NON-ALCOHOLIC)--2.0%
Whitman Corp......................               313,820      5,334,940
BROADCASTING (TELEVISION, RADIO & CABLE)--2.2%
Chancellor Media Corp.(b).........               118,990      6,046,179

CHEMICALS (SPECIALTY)--2.5%
Hercules, Inc.....................               195,010      6,813,162

COMMUNICATIONS EQUIPMENT--14.8%
American Tower Corp. Class A(b)...               359,560      8,090,100
Comverse Technology, Inc.(b)......               130,020      8,784,476
Copper Mountain Networks,
Inc.(b)...........................                45,470      2,910,080
Crown Castle International
Corp.(b)..........................               223,200      4,491,900
Echostar Communications
Corp.(b)..........................                43,290      4,967,527
QUALCOMM, Inc.(b).................                77,540      7,540,765
Terayon Communication Systems,
Inc.(b)...........................               120,000      3,855,000
                                                           ------------
                                                             40,639,848
                                                           ------------

COMPUTERS (SOFTWARE & SERVICES)--0.2%
USinternetworking, Inc.(b)........                21,300        620,362
DISTRIBUTORS (FOOD & HEALTH)--1.9%
WESCO International, Inc.(b)......               256,120      5,074,377

ELECTRICAL EQUIPMENT--0.1%
SPX Corp.(b)......................                 4,720        366,390
ELECTRONICS (SEMICONDUCTORS)--9.9%
Linear Technology Corp............                70,000      3,710,000
RF Micro Devices, Inc.(b).........               181,100      7,719,387
Uniphase Corp.(b).................                60,610      8,121,740

                                                SHARES        VALUE
                                               ---------   ------------
ELECTRONICS (SEMICONDUCTORS)--CONTINUED
Xilinx, Inc.(b)...................               172,140   $  7,649,471
                                                           ------------
                                                             27,200,598
                                                           ------------

ENTERTAINMENT--2.3%
SFX Entertainment, Inc. Class
A(b)..............................               114,310      6,222,751

EQUIPMENT (SEMICONDUCTOR)--2.5%
KLA-Tencor Corp.(b)...............               150,210      6,834,555

HEALTH CARE (GENERIC AND OTHER)--2.5%
Alpharma, Inc. Class A............                40,900      1,091,519
Medimmune, Inc.(b)................                90,000      5,726,250
                                                           ------------
                                                              6,817,769
                                                           ------------

HEALTH CARE (MANAGED CARE)--2.2%
Wellpoint Health Networks,
Inc.(b)...........................                74,360      6,130,053

INVESTMENT BANKING/BROKERAGE--4.0%
Donaldson, Lufkin & Jenrette,
Inc...............................               162,280     10,872,760

OIL & GAS (DRILLING & EQUIPMENT)--2.6%
Weatherford International,
Inc.(b)...........................               214,560      7,080,480

PAPER & FOREST PRODUCTS--4.3%
Champion International Corp.......                75,000      3,843,750
Mead Corp. (The)..................               214,830      8,029,271
                                                           ------------
                                                             11,873,021
                                                           ------------

RETAIL (COMPUTERS & ELECTRONICS)--5.6%
Best Buy Co., Inc.(b).............               145,690      6,628,895
Tandy Corp........................               104,950      8,658,375
                                                           ------------
                                                             15,287,270
                                                           ------------

RETAIL (SPECIALTY)--4.2%
Staples, Inc.(b)..................               288,705      8,300,269
Venator Group, Inc.(b)............               297,420      3,253,031
                                                           ------------
                                                             11,553,300
                                                           ------------

RETAIL (SPECIALTY-APPAREL)--6.0%
Abercrombie & Fitch Co. Class
A(b)..............................                98,340      8,272,853

                       See Notes to Financial Statements                      33

Phoenix-Seneca Mid Cap Fund

                                                SHARES        VALUE
                                               ---------   ------------
RETAIL (SPECIALTY-APPAREL)--CONTINUED
TJX Companies, Inc. (The).........               268,000   $  8,040,000
                                                           ------------
                                                             16,312,853
                                                           ------------

SERVICES (ADVERTISING/MARKETING)--4.2%
Outdoor Systems, Inc.(b)..........               388,100     11,618,744

TELECOMMUNICATIONS (LONG DISTANCE)--1.8%
ITC/Inc.(b).......................               202,500      4,834,688

TELEPHONE--1.7%
Pinnacle Holdings, Inc.(b)........               250,000      4,546,875
- -----------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $222,936,854)                              239,230,126
- -----------------------------------------------------------------------
FOREIGN COMMON STOCKS--2.0%
PAPER & FOREST PRODUCTS--0.3%
Grupo Industrial Durango SA
(Mexico)(b).......................               108,600        977,400
TELECOMMUNICATIONS (LONG DISTANCE)--1.7%
MetroNet Communications Corp.
(Canada)(b).......................                80,000      4,600,000
- -----------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $5,310,910)                                  5,577,400
- -----------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS--89.4%
(IDENTIFIED COST $228,247,764)                              244,807,526
- -----------------------------------------------------------------------

                                      STANDARD        PAR
                                      & POOR'S       VALUE
                                       RATING        (000)        VALUE
                                    ------------   ---------   ------------

SHORT-TERM OBLIGATIONS--8.3%

COMMERCIAL PAPER--8.3%
Merrill Lynch & Co., Inc. 4.90%,
6/1/99............................      A-1+       $   5,500   $  5,500,000
Lexington Parker Capital Co. LLC
4.85%, 6/2/99.....................      A-1            4,535      4,534,389

Corporate Asset Funding Co., Inc.
4.84%, 6/3/99.....................      A-1+           3,000      2,999,193

Marsh & McLennan Cos., Inc. 4.83%,
6/4/99............................      A-1+           3,670      3,668,523

Kimberly-Clark Corp. 4.87%,
6/9/99............................      A-1+           4,020      4,015,650
Greenwich Funding Corp. 4.85%,
6/25/99...........................      A-1+           2,000      1,993,533
                                                               ------------
                                                                 22,711,288
                                                               ------------
- ---------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $22,711,288)                                    22,711,288
- ---------------------------------------------------------------------------

TOTAL INVESTMENTS--97.7%
(IDENTIFIED COST $250,959,052)                                267,518,814(a)
Cash and receivables, less liabilities--2.3%                    6,191,932
                                                           --------------
NET ASSETS--100.0%                                         $  273,710,746
                                                           --------------
                                                           --------------

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $28,428,354 and gross depreciation of $11,868,592 for federal income tax purposes. At May 31, 1999, the aggregate cost of securities for federal income tax purposes was $250,959,052.
(b)  Non-income producing.

34
                       See Notes to Financial Statements

Phoenix-Seneca Mid Cap Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                                  MAY 31, 1999
                                  (UNAUDITED)

ASSETS
Investment securities at value
  (Identified cost $250,959,052)                                    $  267,518,814
Short-term investments held as collateral for loaned securities         13,098,570
Cash                                                                        66,595
Receivables
  Investment securities sold                                            15,851,147
  Fund shares sold                                                       1,570,721
  Interest and dividends                                                    50,948
Prepaid expenses                                                             7,284
                                                                    --------------
    Total assets                                                       298,164,079
                                                                    --------------

LIABILITIES
Payables
  Collateral on securities loaned                                       13,098,570
  Investment securities purchased                                       10,496,360
  Fund shares repurchased                                                  356,501
  Investment advisory fee                                                  168,619
  Transfer agent fee                                                       139,146
  Distribution fee                                                          69,750
  Financial agent fee                                                       21,048
  Trustees' fee                                                              4,274
Accrued expenses                                                            99,065
                                                                    --------------
    Total liabilities                                                   24,453,333
                                                                    --------------
NET ASSETS                                                          $  273,710,746
                                                                    --------------
                                                                    --------------
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                    $  241,409,009
Accumulated net investment loss                                         (1,296,469)
Accumulated net realized gain                                           17,038,444
Net unrealized appreciation                                             16,559,762
                                                                    --------------
NET ASSETS                                                          $  273,710,746
                                                                    --------------
                                                                    --------------
CLASS A
Shares of beneficial interest outstanding, $1 par value, unlimited
  authorization (Net Assets $258,773,796)                               15,515,898
Net asset value per share                                                   $16.68
Offering price per share $16.68/(1-4.75%)                                   $17.51
CLASS B
Shares of beneficial interest outstanding, $1 par value, unlimited
  authorization (Net Assets $14,936,950)                                   941,560
Net asset value and offering price per share                                $15.86

                            STATEMENT OF OPERATIONS
                         SIX MONTHS ENDED MAY 31, 1999
                                  (UNAUDITED)

INVESTMENT INCOME
Dividends                                                           $      519,577
Interest                                                                   360,144
Security lending income                                                     11,453
                                                                    --------------
    Total investment income                                                891,174
                                                                    --------------

EXPENSES
Investment advisory fee                                                  1,128,990
Distribution fee, Class A                                                  355,889
Distribution fee, Class B                                                   81,766
Financial agent fee                                                        118,801
Transfer agent                                                             399,500
Printing                                                                    58,532
Professional                                                                21,286
Custodian                                                                   11,759
Trustees                                                                     5,809
Registration                                                                 1,783
Miscellaneous                                                                3,528
                                                                    --------------
    Total expenses                                                       2,187,643
                                                                    --------------
NET INVESTMENT LOSS                                                     (1,296,469)
                                                                    --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on securities                                         16,680,189
Net change in unrealized appreciation (depreciation) on
  investments                                                             (544,132)
                                                                    --------------
NET GAIN ON INVESTMENTS                                                 16,136,057
                                                                    --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $   14,839,588
                                                                    --------------
                                                                    --------------

                       See Notes to Financial Statements                      35

Phoenix-Seneca Mid Cap Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                                      Six Months
                                                        Ended
                                                       5/31/99         Year Ended
                                                     (Unaudited)        11/30/98
                                                    --------------   --------------
FROM OPERATIONS
  Net investment income (loss)                      $   (1,296,469)  $     (467,524)
  Net realized gain (loss)                              16,680,189       61,746,081
  Net change in unrealized appreciation
    (depreciation)                                        (544,132)     (38,514,321)
                                                    --------------   --------------
  INCREASE IN NET ASSETS RESULTING FROM OPERATIONS      14,839,588       22,764,236
                                                    --------------   --------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net realized gains, Class A                          (57,428,008)     (33,084,355)
  Net realized gains, Class B                           (3,381,628)      (1,776,186)
                                                    --------------   --------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
    SHAREHOLDERS                                       (60,809,636)     (34,860,541)
                                                    --------------   --------------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares (834,404 and
    2,824,332 shares, respectively)                     14,596,911       55,807,991
  Net asset value of shares issued from
    reinvestment of distributions
    (3,233,416 and 1,780,474 shares, respectively)      54,547,724       32,263,501
  Cost of shares repurchased (2,587,573 and
    8,014,004 shares, respectively)                    (46,399,655)    (157,423,669)
                                                    --------------   --------------
Total                                                   22,744,980      (69,352,177)
                                                    --------------   --------------
CLASS B
  Proceeds from sales of shares (72,610 and 92,246
    shares, respectively)                                1,225,351        1,729,101
  Net asset value of shares issued from
    reinvestment of distributions
    (193,961 and 96,993 shares, respectively)            3,122,778        1,705,266
  Cost of shares repurchased (142,844 and 295,559
    shares, respectively)                               (2,426,054)      (5,608,396)
                                                    --------------   --------------
Total                                                   (1,922,075)      (2,174,029)
                                                    --------------   --------------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE
    TRANSACTIONS                                        24,667,055      (71,526,206)
                                                    --------------   --------------
  NET DECREASE IN NET ASSETS                           (21,302,993)     (83,622,511)
NET ASSETS
  Beginning of period                                  295,013,739      378,636,250
                                                    --------------   --------------
  END OF PERIOD [INCLUDING DISTRIBUTIONS IN EXCESS
    OF NET INVESTMENT INCOME (LOSS) OF
    ($1,244,987) AND $0,
    RESPECTIVELY]                                   $  273,710,746   $  295,013,739
                                                    --------------   --------------
                                                    --------------   --------------

36                     See Notes to Financial Statements

Phoenix-Seneca Mid Cap Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                             CLASS A
                                     ----------------------------------------------------------------------------------------
                                       SIX MONTHS
                                          ENDED                                YEAR ENDED NOVEMBER 30
                                         5/31/99        ---------------------------------------------------------------------
                                       (UNAUDITED)            1998          1997           1996           1995           1994
Net asset value, beginning of
  period                               $     19.90      $   20.64     $   21.65      $   22.03      $   18.03      $    18.70
INCOME FROM INVESTMENT
  OPERATIONS(5)
  Net investment income (loss)               (0.11)(1)       0.01         (0.02)(1)      (0.03)(1)       0.05(1)         0.11
  Net realized and unrealized
    gain (loss)                               1.08           1.18          1.52           2.53           4.74            0.10
                                           -------      ----------    ----------     ----------     ----------     ----------
      TOTAL FROM INVESTMENT
        OPERATIONS                            0.97           1.19          1.50           2.50           4.79            0.21
                                           -------      ----------    ----------     ----------     ----------     ----------
LESS DISTRIBUTIONS
  Dividends from net investment
    income                                      --             --            --             --          (0.06)          (0.10)
  Dividends from net realized
    gains                                    (4.19)         (1.93)        (2.51)         (2.88)         (0.73)          (0.78)
                                           -------      ----------    ----------     ----------     ----------     ----------
      TOTAL DISTRIBUTIONS                    (4.19)         (1.93)        (2.51)         (2.88)         (0.79)          (0.88)
                                           -------      ----------    ----------     ----------     ----------     ----------
Change in net asset value                    (3.22)         (0.74)        (1.01)         (0.38)          4.00           (0.67)
                                           -------      ----------    ----------     ----------     ----------     ----------
NET ASSET VALUE, END OF PERIOD         $     16.68      $   19.90     $   20.64      $   21.65      $   22.03      $    18.03
                                           -------      ----------    ----------     ----------     ----------     ----------
                                           -------      ----------    ----------     ----------     ----------     ----------
Total return(2)                               4.63%(4)       6.64%         8.12%         13.52%         27.87%           1.03%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                             $258,774       $279,326      $360,053       $451,474       $487,674        $419,760

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                          1.41%          1.30%         1.33%          1.35%          1.42%           1.36%
  Net investment income (loss)               (0.82)%(3)     (0.10)%       (0.08)%        (0.17)%         0.28%           0.59%
Portfolio turnover                             106%(4)        379%          161%           242%           218%            227%

                                                                              CLASS B
                                     ------------------------------------------------------------------------------------------
                                       SIX MONTHS                                                                      FROM
                                          ENDED                          YEAR ENDED NOVEMBER 30                      INCEPTION
                                         5/31/99         -------------------------------------------------------    7/18/94 TO
                                       (UNAUDITED)          1998              1997           1996           1995     11/30/94
Net asset value, beginning of
  period                               $     19.18       $   20.11      $   21.30      $   21.85      $   17.97      $    17.68
INCOME FROM INVESTMENT
  OPERATIONS(5)
  Net investment income (loss)               (0.14)(1)       (0.18)         (0.16)(1)      (0.18)(1)      (0.12)(1)       (0.01)
  Net realized and unrealized
    gain (loss)                               1.01            1.18           1.47           2.51           4.75            0.30
                                            ------       ----------     ----------     ----------     ----------          -----
      TOTAL FROM INVESTMENT
        OPERATIONS                            0.87            1.00           1.31           2.33           4.63            0.29
                                            ------       ----------     ----------     ----------     ----------          -----
LESS DISTRIBUTIONS
  Dividends from net investment
    income                                      --              --             --             --          (0.02)             --
  Dividends from net realized
    gains                                    (4.19)          (1.93)         (2.50)         (2.88)         (0.73)             --
                                            ------       ----------     ----------     ----------     ----------          -----
      TOTAL DISTRIBUTIONS                    (4.19)          (1.93)         (2.50)         (2.88)         (0.75)             --
                                            ------       ----------     ----------     ----------     ----------          -----
Change in net asset value                    (3.32)          (0.93)         (1.19)         (0.55)          3.88            0.29
                                            ------       ----------     ----------     ----------     ----------          -----
NET ASSET VALUE, END OF PERIOD         $     15.86       $   19.18      $   20.11      $   21.30      $   21.85      $    17.97
                                            ------       ----------     ----------     ----------     ----------          -----
                                            ------       ----------     ----------     ----------     ----------          -----
Total return(2)                               4.27%(4)        5.80%          7.27%         12.75%         26.92%           1.64%(4)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                              $14,937         $15,688        $18,583        $17,599        $10,908          $1,519

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                          2.16%(3)        2.04%          2.08%          2.11%          2.18%           2.05%(3)
  Net investment income (loss)               (1.57)%(3)      (0.85)%        (0.85)%        (0.92)%        (0.58)%         (0.23)%(3)
Portfolio turnover                             106%(4)         379%           161%           242%           218%            227%(4)

(1)  Computed using average shares outstanding.
(2)  Maximum sales charges are not reflected in the total return calculation.
(3)  Annualized.
(4)  Not annualized.
(5) Distributions are made in accordance with the prospectus; however, class level per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.

                       See Notes to Financial Statements

PHOENIX MULTI-PORTFOLIO FUND
NOTES TO FINANCIAL STATEMENTS
MAY 31, 1999 (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

  The Phoenix Multi-Portfolio Fund ("the Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. To date, five Funds are offered for sale: International Fund, Real Estate Securities Fund, Emerging Markets Bond Fund, Tax-Exempt Bond Fund and Mid Cap Fund. Each Fund has distinct investment objectives. The International Fund seeks a high total return consistent with reasonable risk through investment in an internationally diversified portfolio of equity securities. The Real Estate Securities Fund seeks capital appreciation and income with approximately equal emphasis. The Emerging Markets Bond Fund seeks to achieve high current income with a secondary objective of long-term capital appreciation. The Tax-Exempt Bond Fund seeks as high a level of current income exempt from federal income taxation as is consistent with preservation of capital. The Mid Cap Fund seeks as its investment objective long-term appreciation of capital.

  The Trust offers both Class A and Class B shares on each Fund and one additional class of shares, Class C on International Fund and Emerging Markets Bond Fund. Class A shares are sold with a front-end sales charge of up to 4.75%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a 1% contingent deferred sales charge if redeemed within one year of purchase. Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. Income and expenses of each Fund are borne pro rata by the holders of each class of shares, except that each class bears distribution expenses unique to that class.

  The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

A. SECURITY VALUATION:

  Equity securities are valued at the last sale price, or if there had been no sale that day, at the last bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at fair value as determined in good faith by or under the direction of the Trustees.

B. SECURITY TRANSACTIONS AND RELATED INCOME:

  Security transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date or, in the case of certain foreign securities, as soon as the Fund is notified. Realized gains and losses are determined on the identified cost basis. The Trust does not amortize premiums but does amortize discounts except for the Tax-Exempt Bond Fund which amortizes both premiums and discounts over the life of the respective securities using the effective interest method.

C. INCOME TAXES:

  Each Fund is treated as a separate taxable entity. It is the policy of each Fund in the Trust to comply with the requirements of the Internal Revenue Code (the "Code"), applicable to regulated investment companies, and to distribute substantially all of its taxable and tax-exempt income to its shareholders. In addition, each Fund intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

D. DISTRIBUTIONS TO SHAREHOLDERS:

  Distributions are recorded by each Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gain/loss, partnerships, operating losses and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

E. FOREIGN CURRENCY TRANSLATION:

  Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Trust does not separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

F. FORWARD CURRENCY CONTRACTS:

  The International Fund, Emerging Markets Bond Fund and Mid Cap Fund may enter into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. Forward currency contracts involve, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and

PHOENIX MULTI-PORTFOLIO FUND
NOTES TO FINANCIAL STATEMENTS
MAY 31, 1999 (UNAUDITED) (CONTINUED)

Liabilities. Risks arise from the possible movements in foreign exchange rates or if the counterparty does not perform under the contract.

  A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by each Fund as an unrealized gain (or loss). When the contract is closed or offset with the same counterparty, the Fund records a realized gain (or loss) equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset.

G. FUTURES CONTRACTS:

  A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Each Fund (other than Real Estate Securities Fund) may enter into financial futures contracts as a hedge against anticipated changes in the market value of their portfolio securities. Upon entering into a futures contract, the Funds are required to pledge to the broker an amount of cash and/or securities equal to the "initial margin" requirements of the futures exchange on which the contract is traded. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as daily variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the futures contract may not correspond to the change in value of the hedged instruments.

H. OPTIONS:

  Each Fund (other than Real Estate Securities Fund), may write covered options or purchase options contracts for the purpose of hedging against changes in the market value of the underlying securities or foreign currencies.

  Each Fund will realize a gain or loss upon the expiration or closing of the option transaction. Gains and losses on written options are reported separately in the Statement of Operations. When a written option is exercised, the proceeds on sales or amounts paid are adjusted by the amount of premium received. Options written are reported as a liability in the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. The risk associated with written options is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, or if a liquid secondary market does not exist for the contracts.

  The Funds may purchase options which are included in the Fund's Schedule of Investments and subsequently marked to market to reflect the current value of the option. When a purchased option is exercised, the cost of the security is adjusted by the amount of premium paid. The risk associated with purchased options is limited to the premium paid.

I. LOAN AGREEMENTS:

  The Trust may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. The Trust's investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the lender) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Trust has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Trust generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Trust may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Trust purchases assignments from lenders it acquires direct rights against the borrower on the loan. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling to pay the principal and interest when due.

J. SECURITY LENDING:

  The Trust (with the exception of the Real Estate Securities Fund) loans securities to qualified brokers through an agreement with State Street Bank & Trust (the Custodian) and Brown Brothers, Harriman, custodian for the International Fund. Under the terms of the agreement, the Trust receives collateral with a market value not less than 100% of the market value of loaned securities. Collateral consists of cash, securities issued or guaranteed by the U.S. Government or its agencies and the sovereign debt of foreign countries. Interest earned on the collateral and premiums paid by the borrower are recorded as income by the Trust net of fees charged by the Custodian for its services in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the foreclosure on collateral. At May 31, 1999, the Trust had the following market value of security loans and collateral:

                                          Value of
                                         Securities    Value of
                                           on Loan    Collateral
                                         -----------  -----------
Mid Cap Fund...........................  $12,740,515  $13,098,570

K. EXPENSES:

  Expenses incurred by the Trust with respect to any two or more Funds are allocated in proportion to the net assets of each Fund, except where allocation of direct expense to each Fund or an alternative allocation method can be more fairly made.

PHOENIX MULTI-PORTFOLIO FUND
NOTES TO FINANCIAL STATEMENTS
MAY 31, 1999 (UNAUDITED) (CONTINUED)

L. WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS:

  The Trust may engage in when-issued or delayed delivery transactions. The Trust records when-issued securities on the trade date and maintains collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

2. INVESTMENT ADVISORY FEE AND RELATED PARTY TRANSACTIONS

  As compensation for its services to the Trust, the Advisers, Phoenix Investment Counsel, Inc., an indirect majority-owned subsidiary of Phoenix Home Life Insurance Company ("PHL"), and Duff & Phelps Investment Management ("DPIM") Co., an indirect wholly-owned subsidiary of PHL, the Adviser for the Real Estate Securities Fund, are entitled to a fee, based upon the following annual rates as a percentage of the average daily net assets of each Fund:

                                             1st          $1-2        $2+
                                          $1 Billion    Billion     Billion
                                         ------------  ----------  ----------
International Fund.....................        0.75%        0.70%       0.65%
Real Estate Securities Fund............        0.75%        0.70%       0.65%
Emerging Markets Bond Fund.............        0.75%        0.70%       0.65%
Tax-Exempt Bond Fund...................        0.45%        0.40%       0.35%
Mid Cap Fund...........................        0.75%        0.70%       0.65%

  The respective Advisers have agreed to reimburse the Real Estate Securities Fund to the extent that total expenses (excluding interest, taxes, brokerage fees and commissions, and extraordinary expenses) exceed 1.30% of the average daily net assets for Class A shares, and 2.05% of the average daily net assets for Class B shares.

  Aberdeen Fund Managers, Inc. ("Aberdeen") is subadvisor to the Phoenix International Fund, Aberdeen is a subsidiary of Aberdeen Asset Management PLC. For its services, Aberdeen is paid a fee by the Adviser equal to 0.375% of the average daily net assets of the Phoenix International Portfolio up to $1 billion, 0.35% between $1 billion and $2 billion, and 0.325% in excess of $2 billion.

  Seneca Capital Management LLC ("Seneca") is subadvisor to the Phoenix Mid Cap Fund, a majority of the equity interests of Seneca is owned by Phoenix Investment Partners, Ltd. For its services, Seneca is paid a fee by the Adviser ranging from 0.375% through 0.325% of the average daily net assets of the Phoenix Mid Cap Fund.

  Phoenix Equity Planning Corporation ("PEPCO") an indirect majority-owned subsidiary of PHL, which serves as the national distributor of the Trust's shares has advised the Trust that it retained net selling commissions of $53,025 for Class A shares and deferred sales charges of $190,875 for Class B shares and $2,884 for Class C shares for the six months ended May 31, 1999. In addition, each Portfolio pays PEPCO a distribution fee at an annual rate of 0.25% for Class A shares and 1.00% for Class B and Class C shares applied to the average daily net assets of each Portfolio. The distributor has advised the Trust that of the total amount expensed for the six months ended May 31, 1999, $501,961 was retained by the Distributor and $653,583 was paid out to unaffiliated Participant and $119,211 was paid to W.S. Griffith, an indirect subsidiary of PHL.

  As Financial Agent of the Trust, PEPCO receives a financial agent fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC Inc. (subagent to PEPCO), plus (2) the documented cost to PEPCO to provide financial reporting, tax services and oversight of subagent's performance. The current fee schedule of PFPC Inc. ranges from 0.085% to 0.0125% of the average daily net asset values of the Fund. Certain minimum fees and fee waivers may apply.

  PEPCO serves as the Trust's Transfer Agent with State Street Bank and Trust Company as sub-transfer agent. For the six months ended May 31, 1999, transfer agent fees were $806,140 of which PEPCO retained $253,933 which is net of fees paid to State Street.

  At May 31, 1999 PHL and its affiliates held Phoenix Multi-Portfolio Fund shares which aggregated the following:

                                                      Aggregate
                                                      Net Asset
                                           Shares       Value
                                         ----------  ------------
International Fund
         --Class C.....................       7,800   $  100,932
Real Estate Securities Fund
         --Class A.....................     533,620    6,867,689
         --Class B.....................      12,706      162,637
Emerging Markets Bond Fund
         --Class A.....................   2,083,489   14,855,277
         --Class B.....................      17,508      123,606
         --Class C.....................       8,484       60,152
Tax-Exempt Bond Fund
         --Class A.....................         274        2,962

3. PURCHASE AND SALE OF SECURITIES

  Purchases and sales of securities during the six months ended May 31, 1999 (excluding U.S. Government and agency securities, short-term securities, futures contracts and forward currency contracts) aggregated the following:

                                        Purchases       Sales
                                       ------------  ------------
International Fund...................  $ 91,389,549  $102,296,824
Real Estate Securities Fund..........     2,890,852     9,425,290
Emerging Markets Bond Fund...........   111,230,873    99,808,451
Tax-Exempt Bond Fund.................     8,673,348    16,165,764
Mid Cap Fund.........................   303,538,222   364,363,814

PHOENIX MULTI-PORTFOLIO FUND
NOTES TO FINANCIAL STATEMENTS
MAY 31, 1999 (UNAUDITED) (CONTINUED)

4. FORWARD CURRENCY CONTRACTS

  As of May 31, 1999, the Emerging Market Bond Fund had entered into the following forward currency contracts which contractually obligate the Fund to deliver currencies at specified dates:

                      In                                 Net Unrealized
   Contracts       Exchange    Settlement                 Appreciation
  to Deliver         For          Date        Value      (Depreciation)
- ---------------  ------------  ----------  -----------   --------------
JPY  1,750,000     US  14,692    9/7/99    $    14,684      $     8
JPY  4,920,000     US  42,414   9/14/99         41,325        1,089
JPY  1,300,000     US  11,194    3/6/00         11,212          (18)
JPY 164,920,000  US 1,440,495   3/14/00      1,406,968       33,527
                                                             ------
                                                            $34,606
                                                             ------
                                                             ------

JPY = Japanese Yen
US = U.S. Dollar

5. CREDIT RISK

  In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a fund's ability to repatriate such amounts. Given the uncertain economic condition of Russia and the defaults that have occurred, there is no guarantee that continued payments on Russian government bonds will be made.

6. CAPITAL LOSS CARRYOVERS

  The following Funds have capital loss carryovers which may be used to offset future capital gains.

                                  Real      Emerging
Expiration Date                  Estate      Markets    Tax-Exempt
- ------------------------------  ---------  -----------  -----------
2006..........................  $  70,513  $42,735,153   $ 381,648
                                ---------  -----------  -----------
  Total.......................  $  70,513  $42,735,153   $ 381,648
                                ---------  -----------  -----------
                                ---------  -----------  -----------

    This report is not authorized for distribution to prospective investors in the Phoenix Multi-Portfolio Fund unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, the Fund's record and other pertinent information.

PHOENIX MULTI-PORTFOLIO FUND
101 Munson Street
Greenfield, MA 01301

TRUSTEES
Robert Chesek
E. Virgil Conway
Harry Dalzell-Payne
Francis E. Jeffries
Leroy Keith, Jr.
Philip R. McLoughlin
Everett L. Morris
James M. Oates
Calvin J. Pedersen
Herbert Roth, Jr.
Richard E. Segerson
Lowell P. Weicker, Jr.

OFFICERS
Philip R. McLoughlin, President
Michael E. Haylon, Executive Vice President
John F. Sharry, Executive Vice President
Gail P. Seneca, Senior Vice President
James D. Wehr, Senior Vice President
David L. Albrycht, Vice President
Robert S. Driessen, Vice President
Timothy M. Heaney, Vice President
Ron K. Jacks, Vice President
Peter S. Lannigan, Vice President
Richard D. Little, Vice President
William R. Moyer, Vice President
Leonard J. Saltiel, Vice President
Michael Schatt, Vice President
Nancy G. Curtiss, Treasurer
G. Jeffrey Bohne, Secretary

INVESTMENT ADVISERS
Phoenix Investment Counsel, Inc.
56 Prospect Street
Hartford, CT 06115-0480

Duff & Phelps Investment Management Co.
(Real Estate Securities Portfolio)
55 East Monroe Street, Suite 3600
Chicago, IL 60603

PRINCIPAL UNDERWRITER
Phoenix Equity Planning Corporation
100 Bright Meadow Boulevard
P.O. Box 2200
Enfield, CT 06083-2200

CUSTODIANS
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Brown Brothers Harriman & Co.
(International Portfolio)
40 Water Street
Boston, MA 02109

TRANSFER AGENT
Phoenix Equity Planning Corporation
100 Bright Meadow Boulevard
P.O. Box 2200
Enfield, CT 06083-2200

HOW TO CONTACT US

The Fund Connection               1-800-243-1574
Customer Service                  1-800-243-1574 (option 0)
Investment Strategy Hotline       1-800-243-4361 (option 2)
Marketing Department              1-800-243-4361 (option 3)
Text Telephone                    1-800-243-1926

World Wide Web address:
www.phoenixinvestments.com

PHOENIX EQUITY PLANNING CORPORATION                             PRSRT STD
PO Box 2200                                                   U.S. Postage
Enfield CT 06083-2200                                             PAID
                                                             Springfield, MA
                                                             Permit No. 444

[LOGO]  PHOENIX
        INVESTMENT PARTNERS

                                             PXP 490A (7/99)

                         PRO FORMA FINANCIAL STATEMENTS

Phoenix Strategic Theme Fund/Phoenix-Seneca Mid Cap Fund
Pro Forma Combining Statement of Assets and Liabilities
April 30, 1999 (Unaudited)

                                                                    ================    ================    ================
                                                                         Phoenix         Phoenix-Seneca
                                                                     Strategic Theme        Mid Cap            Adjustments
                                                                          Fund                Fund
                                                                    ================    ================    ================
ASSETS
Investment securities at value
  (Identified cost $145,125,741, $256,681,965 and $401,807,706)     $    192,831,490    $    287,418,609
Cash                                                                           1,914               6,376
Receivables
  Investment securities sold                                                       -           9,964,174
  Fund shares sold                                                           828,099              35,420
  Dividends and interest                                                      64,954              35,173
Prepaid expenses                                                               3,428               7,106
                                                                    ----------------    ----------------    ----------------
    Total assets                                                         193,729,885         297,466,858                   -
                                                                    ----------------    ----------------    ----------------
LIABILITIES
Payables
  Investment securities purchased                                                  -          10,373,757
  Fund shares repurchased                                                    136,219             325,044
  Investment advisory fee                                                    117,538             183,826
  Distribution fee                                                            94,831              71,310
  Transfer agent fee                                                          58,198              52,072
  Financial agent fee                                                         14,999              21,810
  Trustees' fee                                                                3,319               7,516
Accrued expenses                                                              53,896             130,907
                                                                    ----------------    ----------------    ----------------
    Total liabilities                                                        479,000          11,166,242                   -
                                                                    ----------------    ----------------    ----------------
NET ASSETS                                                          $    193,250,885    $    286,300,616                   -
                                                                    ================    ================    ================

CLASS A
Shares of beneficial interest outstanding                                  5,919,225          15,729,994            (877,755)(a)
Net assets                                                          $    107,870,953    $    270,607,795

Net asset value per share                                           $          18.22    $          17.20
Offering price per share NAV/(1- 4.75%)                             $          19.13    $

CLASS B
Shares of beneficial interest outstanding                                  4,772,864             958,407             (74,304)(a)
Net assets                                                          $     84,698,182    $     15,692,821

Net asset value and offering price per share                        $          17.75    $          16.37

CLASS C
Shares of beneficial interest outstanding                                     38,408
Net assets                                                          $        681,750

Net asset value and offering price per share                        $          17.75

                                                                    ================
                                                                        Pro Forma
                                                                        Combining
                                                                       Portfolios
                                                                    ================
ASSETS
Investment securities at value
  (Identified cost $145,125,741, $256,681,965 and $401,807,706)     $   480,250,099
Cash                                                                          8,290
Receivables
  Investment securities sold                                               9,964,174
  Fund shares sold                                                           863,519
  Dividends and interest                                                     100,127
Prepaid expenses                                                              10,534
                                                                    ----------------
    Total assets                                                         491,196,743
                                                                    ----------------
LIABILITIES
Payables
  Investment securities purchased                                         10,373,757
  Fund shares repurchased                                                    461,263
  Investment advisory fee                                                    301,364
  Distribution fee                                                           166,141
  Transfer agent fee                                                         110,270
  Financial agent fee                                                         36,809
  Trustees' fee                                                               10,835
Accrued expenses                                                             184,803
                                                                    ----------------
    Total liabilities                                                     11,645,242
                                                                    ----------------
NET ASSETS                                                          $    479,551,501
                                                                    ================

CLASS A
Shares of beneficial interest outstanding                                 20,771,464
Net assets                                                          $    378,478,748

Net asset value per share                                           $          18.22
Offering price per share NAV/(1- 4.75%)                             $          19.13

CLASS B
Shares of beneficial interest outstanding                                  5,656,967
Net assets                                                          $    100,391,003

Net asset value and offering price per share                        $          17.75

CLASS C
Shares of beneficial interest outstanding                                     38,408
Net assets                                                          $        681,750

Net asset value and offering price per share                        $          17.75

(a) Adjustment reflects additional shares issued in conversion.

                  See Notes to Pro Forma Financial Statements.

Phoenix Strategic Theme Fund/Phoenix-Seneca Mid Cap Fund
Pro Forma Combining Statement of Operations
April 30, 1999 (Unaudited)

                                                           ==================     ==================     ==================
                                                                 Phoenix            Phoenix-Seneca
                                                             Strategic Theme            Mid Cap              Adjustments
                                                                  Fund                   Fund
                                                           ==================     ==================     ==================

INVESTMENT INCOME
Dividends                                                  $          651,163     $          499,802     $
Interest                                                              333,164                317,806
Foreign Taxes Withheld                                                   (259)                 9,992
                                                           ------------------     ------------------     ------------------
      Total investment income                                         984,068                827,600
                                                           ------------------     ------------------     ------------------

EXPENSES
Investment advisory fee                                             1,129,085              2,302,829
Distribution fee - Class A                                            208,712                727,111
Distribution fee - Class B                                            667,573                162,021
Distribution fee - Class C                                              2,665                      -
Financial agent fee                                                   143,236                232,543                (73,386) (a)
Transfer agent                                                        305,439                536,460                      -
Registration                                                           32,832                 45,400                (30,000) (c)
Printing                                                               20,390                114,311                (10,000) (c)
Professional                                                           31,327                 37,112                (30,000) (c)
Custodian                                                              16,699                 32,708                      -
Trustees                                                               15,367                 22,007                (15,000) (c)
Miscellaneous                                                           7,226                 19,000                 (7,500) (c)
                                                           ------------------     ------------------     ------------------

      Total expenses                                                2,580,551              4,231,502               (165,886)
      Custodian fees paid indirectly                                   (4,419)
                                                           ------------------     ------------------     ------------------

      Net expenses                                                  2,576,132              4,231,502               (165,886)
                                                           ------------------     ------------------     ------------------

NET INVESTMENT INCOME (LOSS)                                       (1,592,064)            (3,403,902)               165,886
                                                           ------------------     ------------------     ------------------


NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS

Net realized gain (loss) on securities                             18,354,872             10,809,756                      -

Net change in unrealized appreciation
(depreciation) on investments                                      38,225,117             30,736,644                      -

Net gain on investments                                            56,579,989             41,546,400                      -
                                                           ------------------     ------------------     ------------------

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                                  $       54,987,925     $       38,142,498     $          165,886
                                                           ==================     ==================     ==================

                                                           ==================
                                                                Pro Forma
                                                                Combining
                                                                Portfolios
                                                           ==================

INVESTMENT INCOME
Dividends                                                  $        1,150,965
Interest                                                              650,970
Foreign Taxes Withheld                                                  9,733
                                                           ------------------
      Total investment income                                       1,811,668
                                                           ------------------

EXPENSES
Investment advisory fee                                             3,431,914
Distribution fee - Class A                                            935,823
Distribution fee - Class B                                            829,594
Distribution fee - Class C                                              2,665
Financial agent fee                                                   302,393
Transfer agent                                                        841,899
Registration                                                           48,232
Printing                                                              124,701
Professional                                                           38,439
Custodian                                                              49,407
Trustees                                                               22,374
Miscellaneous                                                          18,726
                                                           ------------------

      Total expenses                                                6,646,167
      Custodian fees paid indirectly                                   (4,419)
                                                           ------------------

      Net expenses                                                  6,641,748
                                                           ------------------

NET INVESTMENT INCOME (LOSS)                                       (4,830,080)
                                                           ------------------


NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS

Net realized gain (loss) on securities                             29,164,628

Net change in unrealized appreciation
(depreciation) on investments                                      68,961,761

Net gain on investments                                            98,126,389
                                                           ------------------

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                                  $       93,296,309
                                                           ==================

Adjustments:
(a) Fees were adjusted to reflect the application of the fee schedule in effect at 4/30/99.
(b) Adjustment reflects expected savings when the two funds become one.
(c) Reflects elimination of target fund contract.
(d) Reflects additional fees to be incurred related to added target fund accounts and assets.

                  See Notes to Pro Forma Financial Statements.

Phoenix Strategic Theme Fund/Phoenix-Seneca Mid Cap Fund
Pro Forma Combining Schedule of Investments
April 30, 1999 (Unaudited)

===================  ==================== ============     ====================================
Phoenix              Phoenix-Seneca       Pro Forma
Strategic            Mid Cap              Combining        DESCRIPTION
Theme                Fund                 Portfolios
===================  ==================== ============     ====================================
      shares
                                                           COMMON STOCKS--94.5%
                  -                90,050       90,050     Abercrombie & Fitch Co. Class A
             45,500                     -       45,500     Affymetrix, Inc.
             29,800                     -       29,800     AirTouch Communications, Inc.
                  -                73,900       73,900     Alpharma, Inc. Class A
             14,800                     -       14,800     Amazon.com, Inc.
             39,800                     -       39,800     America Online, Inc.
             28,300                     -       28,300     American Home Products Corp.
             24,640                     -       24,640     American International Group, Inc.
                  -               359,560      359,560     American Tower Corp. Class A
             26,100                     -       26,100     Amgen, Inc.
                  -                87,610       87,610     Annuity and Life Re (Holdings) Ltd.
             41,100                     -       41,100     Apple Computer, Inc.
             21,600                     -       21,600     At Home Corp. Series A
            115,954                     -      115,954     AT&T Corp.
            142,500                     -      142,500     AT&T Corp. - Libery Media Group Class A
             51,753                     -       51,753     Bank of America Corp.
                  -               129,890      129,890     Best Buy Co., Inc.
             17,900                     -       17,900     BMC Software, Inc.
             38,700                     -       38,700     Capital One Financial Corp.
             26,050                     -       26,050     Cardinal Health, Inc.
                  -                75,000       75,000     Champion International Corp.
                  -                81,830       81,830     Chancellor Media Corp.
             58,200                     -       58,200     Cisco Systems, Inc.
             59,700                     -       59,700     Citigroup, Inc.
             46,600                     -       46,600     Clear Channel Communications, Inc.
             19,000                     -       19,000     Clorox Co. (The)
                  -               138,420      138,420     Comerica, Inc.
                  -               130,020      130,020     Comverse Technology, Inc.
                  -               150,140      150,140     Coors (Adolph) Co. Class B
             26,700                75,000      101,700     Costco Companies, Inc.
                  -                43,940       43,940     Cox Radio, Inc. Class A
                  -               223,200      223,200     Crown Castle International Corp.
             67,700                     -       67,700     Dell Computer Corp.
                  -               162,280      162,280     Donaldson, Lufkin & Jenrette, Inc.
                  -               150,000      150,000     Dycom Industries, Inc.
             28,800                25,000       53,800     EchoStar Communications Corp.
             33,200                     -       33,200     EMC Corp.
             59,100                     -       59,100     Firstar Corp.
             25,300                     -       25,300     Freddie Mac
             43,300                     -       43,300     General Electric Co.
             35,300                     -       35,300     General Motors Corp. Class H
             49,200                     -       49,200     Genzyme Corp.
             17,700                     -       17,700     Gilead Sciences, Inc.
             33,000                     -       33,000     Gillette Co. (The)
             25,100                     -       25,100     Halliburton Co.
             69,000                     -       69,000     Home Depot, Inc. (The)
             25,100                     -       25,100     Inktomi Corp.
             24,900                     -       24,900     International Business Machines Corp.
             51,500                     -       51,500     Invitrogen Corp.
                  -               152,500      152,500     ITC/\DeltaCom, Inc.
             20,800                     -       20,800     J. Ray Mcdermott SA
                  -               205,400      205,400     Keebler Foods Co.
                  -                99,900       99,900     KLA-Tencor Corp.
             59,200                     -       59,200     Kohl's Corp.
                  -                88,500       88,500     Lamar Advertising Co.
                  -                30,000       30,000     Lear Corp.
                  -               100,000      100,000     Linear Technology Corp.
             37,800                     -       37,800     MCI WorldCom, Inc.
                  -               194,830      194,830     Mead Corp. (The)
                  -               115,000      115,000     MedImmune, Inc.
             21,900                     -       21,900     Merck & Co., Inc.
             35,300                     -       35,300     Merrill Lynch & Co., Inc.
            100,600                     -      100,600     Microsoft Corp.
             50,300                     -       50,300     Morgan Stanley Dean Witter & Co.
             65,000               308,970      373,970     Mylan Laboratories, Inc.
                  -               103,500      103,500     Northern Trust Corp.
             34,800                     -       34,800     Novellus Systems, Inc.
                  -               388,100      388,100     Outdoor Systems, Inc.
             47,600                     -       47,600     PepsiCo, Inc.
             28,800                     -       28,800     Pfizer, Inc.
                  -               350,000      350,000     Pinnacle Holdings, Inc.
             17,200                    -        17,200     Proctor & Gamble Co. (The)

                                                                       VALUE
====================================             =================     ====================    ============
                                                 Phoenix               Phoenix-Seneca          Pro Forma
DESCRIPTION                                      Strategic             Mid Cap                 Combining
                                                 Theme                 Fund                    Portfolios
====================================             =================     ====================    ============

COMMON STOCKS --94.5%
Abercrombie & Fitch Co. Class A                  $               -     $          8,566,006    $  8,566,006
Affymetrix, Inc.                                         1,859,813                        -       1,859,813
AirTouch Communications, Inc.                            2,782,575                        -       2,782,575
Alpharma, Inc. Class A                                           -                2,180,050       2,180,050
Amazon.com, Inc.                                         2,546,525                        -       2,546,525
America Online, Inc.                                     5,681,450                        -       5,681,450
American Home Products Corp.                             1,726,300                        -       1,726,300
American International Group, Inc.                       2,893,660                        -       2,893,660
American Tower Corp. Class A                                     -                7,618,177       7,618,177
Amgen, Inc.                                              1,603,519                        -       1,603,519
Annuity and Life Re (Holdings) Ltd.                              -                1,730,297       1,730,297
Apple Computer, Inc.                                     1,890,600                        -       1,890,600
At Home Corp. Series A                                   3,109,050                        -       3,109,050
AT&T Corp.                                               5,855,677                        -       5,855,677
AT&T Corp. - Libery Media Group Class A                  9,102,187                        -       9,102,187
Bank of America Corp.                                    3,726,216                        -       3,726,216
Best Buy Co., Inc.                                               -                6,202,248       6,202,248
BMC Software, Inc.                                         770,819                        -         770,819
Capital One Financial Corp.                              6,721,706                        -       6,721,706
Cardinal Health, Inc.                                    1,558,116                        -       1,558,116
Champion International Corp.                                     -                4,101,562       4,101,562
Chancellor Media Corp.                                           -                4,490,421       4,490,421
Cisco Systems, Inc.                                      6,638,437                        -       6,638,437
Citigroup, Inc.                                          4,492,425                        -       4,492,425
Clear Channel Communications, Inc.                       3,238,700                        -       3,238,700
Clorox Co. (The)                                         2,192,125                        -       2,192,125
Comerica, Inc.                                                   -                9,005,951       9,005,951
Comverse Technology, Inc.                                        -                8,337,533       8,337,533
Coors (Adolph) Co. Class B                                       -                8,032,490       8,032,490
Costco Companies, Inc.                                   2,161,031                6,070,312       8,231,343
Cox Radio, Inc. Class A                                          -                2,142,075       2,142,075
Crown Castle International Corp.                                 -                4,268,700       4,268,700
Dell Computer Corp.                                      2,788,394                        -       2,788,394
Donaldson, Lufkin & Jenrette, Inc.                               -               11,349,458      11,349,458
Dycom Industries, Inc.                                           -                6,853,125       6,853,125
EchoStar Communications Corp.                            2,889,000                2,507,813       5,396,813
EMC Corp.                                                3,616,725                        -       3,616,725
Firstar Corp.                                            1,776,694                        -       1,776,694
Freddie Mac                                              1,587,575                        -       1,587,575
General Electric Co.                                     4,568,150                        -       4,568,150
General Motors Corp. Class H                             1,954,737                        -       1,954,737
Genzyme Corp.                                            1,857,300                        -       1,857,300
Gilead Sciences, Inc.                                      814,753                        -         814,753
Gillette Co. (The)                                       1,722,188                        -       1,722,188
Halliburton Co.                                          1,069,888                        -       1,069,888
Home Depot, Inc. (The)                                   4,135,688                        -       4,135,688
Inktomi Corp.                                            3,005,725                        -       3,005,725
International Business Machines Corp.                    5,208,769                        -       5,208,769
Invitrogen Corp.                                           923,781                        -         923,781
ITC/\DeltaCom, Inc.                                              -                3,812,500       3,812,500
J. Ray Mcdermott SA                                        655,200                        -         655,200
Keebler Foods Co.                                                -                6,598,475       6,598,475
KLA-Tencor Corp.                                                 -                4,957,538       4,957,538
Kohl's Corp.                                             3,933,100                        -       3,933,100
Lamar Advertising Co.                                            -                2,975,812       2,975,812
Lear Corp.                                                       -                1,376,250       1,376,250
Linear Technology Corp.                                          -                5,687,500       5,687,500
MCI WorldCom, Inc.                                       3,106,688                        -       3,106,688
Mead Corp. (The)                                                 -                8,146,329       8,146,329
MedImmune, Inc.                                                  -                6,339,375       6,339,375
Merck & Co., Inc.                                        1,538,475                        -       1,538,475
Merrill Lynch & Co., Inc.                                2,962,994                        -       2,962,994
Microsoft Corp.                                          8,180,037                        -       8,180,037
Morgan Stanley Dean Witter & Co.                         4,989,131                        -       4,989,131
Mylan Laboratories, Inc.                                 1,474,687                7,009,757       8,484,444
Northern Trust Corp.                                             -                9,638,437       9,638,437
Novellus Systems, Inc.                                   1,644,300                        -       1,644,300
Outdoor Systems, Inc.                                            -                9,775,269       9,775,269
PepsiCo, Inc.                                            1,758,225                        -       1,758,225
Pfizer, Inc.                                             3,313,800                        -       3,313,800
Pinnacle Holdings, Inc.                                          -                7,175,000       7,175,000
Proctor & Gamble Co. (The)                               1,613,575                        -       1,613,575


                  See Notes to Pro Forma Financial Statements.

Phoenix Strategic Theme Fund/Phoenix-Seneca Mid Cap Fund
Pro Forma Combining Schedule of Investments
April 30, 1999 (Unaudited)

===================  ==================== ============     ====================================
Phoenix              Phoenix-Seneca       Pro Forma
Strategic            Mid Cap              Combining        DESCRIPTION
Theme                Fund                 Portfolios
===================  ==================== ============     ====================================
      shares
                                                           COMMON STOCKS--continued
                  -                90,390       90,390     Providian Financial Corp.
                  -                27,500       27,500     QUALCOMM, Inc.
                  -               181,100      181,100     RF Micro Devices, Inc.
             33,200                     -       33,200     Safeway, Inc.
             50,100                     -       50,100     SBC Communications, Inc.
             52,400                     -       52,400     Schering-Plough Corp.
             15,900                     -       15,900     Schlumberger Ltd.
             13,100                     -       13,100     Sepracor, Inc.
                  -               164,620      164,620     SFX Entertainment, Inc. Class A
                  -               288,705      288,705     Staples, Inc.
             81,600                     -       81,600     Sun Microsystems, Inc.
                  -               104,950      104,950     Tandy Corp.
             22,900                     -       22,900     Tellabs, Inc.
             35,600                     -       35,600     Teradyne, Inc.
                  -                85,000       85,000     Terayon Communication Systems, Inc.
                  -               268,000      268,000     TJX Companies, Inc. (The)
             21,700                     -       21,700     Transocean Offshore, Inc.
             26,300                     -       26,300     Transwitch Corp.
                  -               254,730      254,730     UnionBanCal Corp.
             51,700                63,340      115,040     Uniphase Corp.
             81,800                     -       81,800     USWeb Corp.
             59,100                     -       59,100     Varco International, Inc.
                  -                50,000       50,000     Venator Group, Inc.
                  -                73,340       73,340     VERITAS Software Corp.
            106,800                     -      106,800     Wal-Mart Stores, Inc.
                  -                85,110       85,110     Weatherford International, Inc.
                  -               313,820      313,820     Whitman Corp.
                  -               194,540      194,540     Xilinx, Inc.
             21,500                     -       21,500     Yahoo!, Inc.


                                                           TOTAL COMMON STOCKS


                                                           FOREIGN COMMON STOCKS--3.0%
                                                           Foreign Common Stocks
             34,800                81,070      115,870     Elan Corp. PLC Sponsored ADR
                  -                58,600       58,600     Grupo Industrial Durango SA
             42,700                     -       42,700     Lernout & Hauspie Speech Products NV
                  -                80,000       80,000     MetroNet Communications Corp.
             25,000                     -       25,000     Qiagen NV


                                                           TOTAL FOREIGN COMMON STOCKS
                PAR
              VALUE
              (000)                                        SHORT-TERM OBLIGATIONS--2.6%
             ------                                        Commercial Paper--2.6%
              2,950                     -        2,950     Goldman Sachs Group, Inc. 4.92%, 5/3/99
                  -                 2,230        2,230     Enterprise Funding Corp. 4.98%, 5/3/99
              3,380                     -        3,380     Ford Motor Credit Co. 4.84%, 5/4/99
                  -                 2,000        2,000     General Electric Capital Corp. 4.85%, 5/5/99
                  -                 2,000        2,000     Donnelley (R.R.) & Sons, Inc. 4.84%, 5/10/99



                                                           TOTAL SHORT-TERM OBLIGATIONS



                                                           TOTAL INVESTMENTS--100.1%
                                                           (Identified cost $145,125,741, $256,681,965
                                                                and $401,807,706)
                                                           Cash and receivables, less liabilities--(0.1%)


                                                           NET ASSETS--100.0%


                                                                       VALUE
====================================             =================     ====================    ============
                                                 Phoenix               Phoenix-Seneca          Pro Forma
DESCRIPTION                                      Strategic             Mid Cap                 Combining
                                                 Theme                 Fund                    Portfolios
====================================             =================     ====================    ============

COMMON STOCKS --continued
Providian Financial Corp.                                        -               11,665,959      11,665,959
QUALCOMM, Inc.                                                   -                5,500,000       5,500,000
RF Micro Devices, Inc.                                           -               10,118,963      10,118,963
Safeway, Inc.                                            1,790,725                        -       1,790,725
SBC Communications, Inc.                                 2,805,600                        -       2,805,600
Schering-Plough Corp.                                    2,531,575                        -       2,531,575
Schlumberger Ltd.                                        1,015,613                        -       1,015,613
Sepracor, Inc.                                           1,106,950                        -       1,106,950
SFX Entertainment, Inc. Class A                                  -               10,165,285      10,165,285
Staples, Inc.                                                    -                8,661,150       8,661,150
Sun Microsystems, Inc.                                   4,880,700                        -       4,880,700
Tandy Corp.                                                      -                7,602,316       7,602,316
Tellabs, Inc.                                            2,508,981                        -       2,508,981
Teradyne, Inc.                                           1,679,875                        -       1,679,875
Terayon Communication Systems, Inc.                              -                3,431,875       3,431,875
TJX Companies, Inc. (The)                                        -                8,927,750       8,927,750
Transocean Offshore, Inc.                                  644,219                        -         644,219
Transwitch Corp.                                         1,157,200                        -       1,157,200
UnionBanCal Corp.                                                -                8,692,661       8,692,661
Uniphase Corp.                                           6,275,087                7,687,893      13,962,980
USWeb Corp.                                              1,835,387                        -       1,835,387
Varco International, Inc.                                  668,569                        -         668,569
Venator Group, Inc.                                              -                  484,375         484,375
VERITAS Software Corp.                                           -                5,207,140       5,207,140
Wal-Mart Stores, Inc.                                    4,912,800                        -       4,912,800
Weatherford International, Inc.                                  -                2,883,101       2,883,101
Whitman Corp.                                                    -                5,138,803       5,138,803
Xilinx, Inc.                                                     -                8,875,888       8,875,888
Yahoo!, Inc.                                             3,755,781                        -       3,755,781
                                                 -----------------     --------------------    ------------

TOTAL COMMON STOCKS                                    181,209,572              271,991,619     453,201,191
                                                 -----------------     --------------------    ------------
FOREIGN COMMON STOCKS --3.0%
Foreign Common Stocks
Elan Corp. PLC Sponsored ADR                             1,792,200                4,175,105       5,967,305
Grupo Industrial Durango SA                                      -                  586,000         586,000
Lernout & Hauspie Speech Products NV                     1,670,638                        -       1,670,638
MetroNet Communications Corp.                                    -                4,440,000       4,440,000
Qiagen NV                                                1,831,250                        -       1,831,250
                                                 -----------------     --------------------    ------------

TOTAL FOREIGN COMMON STOCKS                              5,294,088                9,201,105      14,495,193
                                                 -----------------     --------------------    ------------
SHORT-TERM OBLIGATIONS --2.6%
Commercial Paper --2.6%
Goldman Sachs Group, Inc. 4.92%, 5/3/99                  2,949,193                                2,949,193
Enterprise Funding Corp. 4.98%, 5/3/99                                            2,229,383       2,229,383
Ford Motor Credit Co. 4.84%, 5/4/99                      3,378,637                                3,378,637
General Electric Capital Corp. 4.85%, 5/5/99                                      1,998,922       1,998,922
Donnelley (R.R.) & Sons, Inc. 4.84%, 5/10/99                                      1,997,580       1,997,580
                                                 -----------------     --------------------    ------------

TOTAL SHORT-TERM OBLIGATIONS                             6,327,830                6,225,885      12,553,715
                                                 -----------------     --------------------    ------------


TOTAL INVESTMENTS --100.1%
(Identified cost $145,125,741, $256,681,965            192,831,490              287,418,609     480,250,099
     and $401,807,706)
Cash and receivables, less liabilities--(0.1%)             419,395               (1,117,993)       (698,598)
                                                 -----------------     --------------------    ------------

NET ASSETS--100.0%                               $     193,250,885     $        286,300,616    $479,551,501
                                                 =================     ====================    ============



                  See Notes to Pro Forma Financial Statements.

Phoenix Strategic Theme Fund/Phoenix-Seneca Mid Cap Fund
Notes to Pro Forma Combining Financial Statements
April 30, 1999 (Unaudited)

1.  Basis of Combination

The Pro Forma Statement of Assets and Liabilities, including the Pro Forma Schedule of Investments, and the related Pro Forma Statement of Operations ("Pro Forma Statements") reflect the accounts of Phoenix Strategic Theme Fund ("Strategic Theme") and Phoenix-Seneca Mid Cap Fund ("Mid Cap") as if the reorganization occurred as of and for the year ended April 30, 1999. These statements have been derived from the books and records utilized in calculating daily net asset value of each fund at April 30, 1999 and for the year then ended.

The Pro Forma Statements give effect to the proposed transfer of the assets and stated liabilities of Mid Cap in exchange for shares of the respective class of Strategic Theme. Phoenix Investment Counsel, Inc. ("PIC" or the "Adviser") will bear all costs and expenses of the reorganization.

The Pro Forma Statements should be read in conjunction with the historical financial statements of the funds incorporated by reference in the Statement of Additional Information.

2. Shares of Beneficial Interest

The Pro Forma net asset value per share assumes the issuance of additional shares of Strategic Theme which would have been issued at April 30, 1999 in connection with the proposed reorganization. The amount of additional shares assumed to be issued was calculated based on the net assets, as of April 30, 1999, of Mid Cap Class A of $270,607,795 and the net asset value of Strategic Theme Class A of $18.22; and net assets of Mid Cap Class B of $15,692,820 and the net asset value of Strategic Theme Class B of $17.75. The Pro Forma Statement of Assets & Liabilities reflects the combined Pro Forma shares outstanding as calculated above.

3. Pro Forma Operations

Pro Forma operating expenses include the actual expenses of each Fund and the combined Fund, with certain expenses adjusted to reflect the expected expenses of the combined entity. The investment advisory, distribution and financial agent fees have been calculated for the combined Fund based on the fee schedule in effect for Strategic Theme at the combined level of average net assets for the year ended April 30, 1999.

4. Portfolio Valuation

Equity securities are valued at the last sale price, or if there had been no sale that day, at the last bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at fair value as determined in good faith by or under the direction of the Trustees.

                      PHOENIX STRATEGIC EQUITY SERIES FUND

                                     PART C
                                OTHER INFORMATION

Item    15. Indemnification

        The response to this item is incorporated by reference to Part A of the Prospectus/Proxy Statement in this Registration Statement under the caption "Comparative Information on Shareholder Rights--Liability of Trustees."

Item    16. Exhibit

(1)(a) Declaration of Trust of the Registrant, previously filed, and filed via EDGAR as Exhibit 1.1 with Post-Effective Amendment No. 26 on August 29, 1997, incorporated herein by reference.

(1)(b) Amendment to Declaration of Trust of the Registrant creating additional classes and dual distribution system, filed with Post-Effective Amendment No. 9 on July 19, 1994 and filed via EDGAR as Exhibit 1.2 with Post-Effective Amendment No. 25 on August 20, 1997, incorporated herein by reference.

(1)(c) Amendment to Declaration of Trust of the Registrant, changing name of the Trust and establishing additional Series of the Trust, filed via EDGAR as Exhibit 1.3 with Post-Effective Amendment No. 13 on October 16, 1995, incorporated herein by reference.

(1)(d) Amendment to Declaration of Trust of the Registrant, changing the name of the Series of the Trust filed via EDGAR as Exhibit 1.4 with Post-Effective Amendment No. 14 on April 15, 1996, incorporated herein by reference.

(1)(e) Amendment to Declaration of Trust establishing an additional Series of the Trust filed via EDGAR as Exhibit 1.5 with Post-Effective Amendment No. 15 on May 24, 1996, incorporated herein by reference.

(1)(f) Amendment to Declaration of Trust creating additional classes and multi-class distribution system filed via EDGAR as Exhibit 1.6 with Post-Effective Amendment No. 27 on October 27, 1997, incorporated herein by reference.

(2)     By-laws of the Registrant, previously filed and filed via EDGAR as
        Exhibit 2.1 with Post-Effective Amendment No. 29 on August 28, 1998, incorporated herein by reference.

(3)     [Not Applicable.]

(4) Agreement and Plan of Reorganization (included as Exhibit A to the Prospectus/Proxy Statement contained in Part A of this Registration Statement).

(5) Reference is hereby made to Article VI of Registrant's Declaration of Trust referenced in Exhibit 1 above.

(6)(a) Management Agreement between Registrant and National Securities & Research Corporation dated January 1, 1994, as assigned to Phoenix Investment Counsel Inc. effective June 1, 1998, previously filed, filed via EDGAR as Exhibit 5.1 with Post-Effective Amendment No. 25 on August 20, 1997, incorporated herein by reference.

(6)(b) Investment Advisory between Registrant and Phoenix Investment Counsel, Inc. dated October 16, 1995, filed via EDGAR as Exhibit 5.2 with Post-Effective Amendment No. 13 on October 16, 1995, incorporated herein by reference.

(6)(c) First Amendment to Phoenix Strategic Equity Series Fund Management Agreement between Registrant and National Securities Research Corporation dated January 1, 1994, as assigned to Phoenix Investment Counsel, Inc. effective June 1, 1998, filed via EDGAR as Exhibit 5.3 with Post-Effective Amendment No. 25 on August 20, 1997, incorporated herein by reference.

(6)(d) Second Amendment to Phoenix Strategic Equity Series Fund Management Agreement between Registrant and National Securities and Research Corporation dated October 16, 1995, as assigned to Phoenix Investment Counsel, Inc. effective June 1, 1998, filed via EDGAR as Exhibit 5.4 with Post-Effective Amendment No. 25 on August 20, 1997, incorporated herein by reference.

(6)(e) Subadvisory Agreement between Phoenix Investment Counsel, Inc. and Seneca Capital Management LLC, dated June 26, 1998, on behalf of Equity Opportunities Fund filed via EDGAR as Exhibit 5.5 with Post-Effective Amendment No. 29 on August 28, 1998, incorporated herein by reference.

(6)(f) Subadvisory Agreement between Phoenix Investment Counsel, Inc. and Roger Engemann & Associates, Inc., dated June 26, 1998, on behalf of Small Cap Fund filed via EDGAR as Exhibit 5.6 with Post-Effective Amendment No. 29 on August 28, 1998, incorporated herein by reference.

(7)(a) Underwriting Agreement between Registrant and Phoenix Equity Planning Corporation dated November 19, 1997, filed via EDGAR as Exhibit 6.1 with Post-Effective Amendment No. 28 on February 13, 1998, incorporated herein by reference.

(7)(b) Form of Sales Agreement between Phoenix Equity Planning Corporation and dealers filed via EDGAR as Exhibit 6.2 with Post-Effective Amendment No. 29 on August 28, 1998, incorporated herein by reference.

(7)(c) Form of Supplement to Phoenix Family of Funds Sales Agreement filed via EDGAR as Exhibit 6.3 with Post-Effective Amendment No. 29 on August 28, 1998, incorporated herein by reference.

(7)(d) Form of Financial Institution Sales Contract for the Phoenix Family of Funds filed via EDGAR as Exhibit 6.4 with Post-Effective Amendment No. 29 on August 28, 1998, incorporated herein by reference.

(8)     Not Applicable.

(9) Custodian Contract between Registrant and State Street Bank and Trust Company dated May 1, 1997, filed via EDGAR as Exhibit 8 with Post-Effective Amendment No. 27 on October 27, 1997, incorporated herein by reference.

(10)(a) Amended and Restated Distribution Plan for Class A Shares filed via EDGAR as Exhibit 15.1 with Post-Effective Amendment No. 27 on October 27, 1997, incorporated herein by reference.

(10)(b) Amended and Restated Distribution Plan for Class B Shares filed via EDGAR as Exhibit 15.2 with Post-Effective Amendment No. 27 on October 27, 1997, incorporated herein by reference.

(10)(c) Amended and Restated Distribution Plan for Class C Shares filed via EDGAR as Exhibit 15.3 with Post-Effective Amendment No. 27 on October 27, 1997, incorporated herein by reference.


(11)* Opinion and consent of Goodwin, Procter & Hoar LLP with respect to legality of the shares being issued.

(12) Opinion and Consent of Goodwin, Procter & Hoar LLP with respect to tax matters relating to acquisition of the Phoenix-Seneca Mid Cap Fund (to be filed by Post-Effective Amendment).

(13)(a) Transfer Agency and Service Agreement between Registrant and Phoenix Equity Planning dated June 1, 1994, filed with Post-Effective Amendment No. 9 on July 19, 1994, filed via EDGAR as Exhibit 9.1 with Post-Effective Amendment No. 25 on August 20, 1997, incorporated herein by reference.

(13)(b) Sub-Transfer Agency Agreement between Registrant and Phoenix Equity Planning Corporation dated June 1, 1994 and filed via EDGAR as Exhibit
        9.2 with Post-Effective Amendment No. 29 on August 28, 1998, incorporated herein by reference.

(13)(c) Amended and Restated Financial Agent Agreement between Registrant and Phoenix Equity Planning dated November 19, 1997 and filed via EDGAR as
        Exhibit 9.3 with Post-Effective Amendment No. 28 on February 13, 1998, incorporated herein by reference.

(13)(d) First Amendment to Financial Agent Agreement between Registrant and Phoenix Equity Planning Corporation dated March 23, 1998 and filed via EDGAR as Exhibit 9.4 with Post-Effective Amendment No. 29 on August 28, 1998, incorporated herein by reference.

(13)(e) Second Amendment to Financial Agent Agreement between Registrant and Phoenix Equity Planning Corporation dated July 31, 1998 and filed via EDGAR as Exhibit 9.5 with Post-Effective Amendment No. 29 on August 28, 1998, incorporated herein by reference.

(14)*   Consent of Independent Accountants.

(15)    Not Applicable.


(16) Powers of Attorney, previously filed via EDGAR with Post-Effective Amendment No. 30 on June 28, 1999.

(17)a*  Form of Proxy Card for Phoenix-Seneca Mid Cap Fund.

(17)b*  Prospectus of Phoenix-Seneca Strategic Theme Fund dated August 27, 1999.


*Filed herewith.

Item    17. Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees to file, by post-effective amendment, an Opinion of Counsel or a copy of an IRS ruling supporting the tax consequences of the reorganization within a reasonable time after receipt of such opinion or ruling.

                                   SIGNATURES


        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant in the City of Hartford and State of Connecticut on the 16th day of September 1999.



                                         Phoenix Strategic Equity Series Fund


                                         By: /s/ Philip R. McLoughlin
                                             -----------------------------------
                                                 Name:  Philip R. McLoughlin
                                                 Title: President

        As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

           Signature                                      Title
           ---------                                      -----

-----------------------------------
Robert Chesek*                                            Trustee


-----------------------------------
E. Virgil Conway*                                         Trustee


 /s/  Nancy G. Curtiss
-----------------------------------
Nancy G. Curtiss                                          Treasurer


-----------------------------------
Harry Dalzell-Payne*                                      Trustee


-----------------------------------
Francis E. Jeffries*                                      Trustee


-----------------------------------
Leroy Keith, Jr.*                                         Trustee


 /s/ Philip R. McLoughlin
-----------------------------------
Philip R. McLoughlin                                      Trustee and President


-----------------------------------
Everett L. Morris*                                        Trustee


-----------------------------------
James M. Oates*                                           Trustee


-----------------------------------
Calvin J. Pedersen*                                       Trustee


-----------------------------------
Herbert Roth, Jr.*                                        Trustee


-----------------------------------
Richard E. Segerson*                                      Trustee

-----------------------------------
Lowell P. Weicker, Jr.*                                   Trustee


*By: /s/ Philip R. McLoughlin
     ------------------------------

*Philip R. McLoughlin pursuant to powers of attorney filed previously.

                                Index To Exhibits


(11)    Opinion and Consent re: Legality of the Shares Being Issued

(14)    Consent of Independent Accountants

(17)(a) Form of Proxy Card for the Phoenix-Seneca Mid Cap Fund

(17)(b) Prospectus of Phoenix-Seneca Strategic Theme Fund dated, August 27, 1999